UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10027

STATE FARM MUTUAL FUND TRUST

(Exact name of registrant as specified in charter)

One State Farm Plaza Bloomington, IL	61710-0001
(Address of principal executive offices)	(Zip code)

Alan Goldberg
Bell, Boyd & Lloyd LLP
Michael L. Tipsord	Three First National Plaza
One State Farm Plaza	70 West Madison St., Suite 3100
Bloomington, Illinois 61710-0001	Chicago, Illinois 60602

(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-800-447-4930

Date of fiscal year end: 12/31/2006

Date of reporting period: 12/31/2006

ITEM 1.	REPORTS TO STOCKHOLDERS.

December 31, 2006

State Farm Mutual Fund Trust

ANNUAL REPORT

Class A Shares
Class B Shares
Legacy Class A Shares
Legacy Class B Shares
Institutional Shares
Class R-1, R-2 and R-3 Shares

To learn about electronic delivery of mutual funds documents and how to enroll, go to **statefarm.com®**, click on *Mutual Funds*, and then click on *Electronic Document Delivery*.

.

Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown in this report. Obtain total returns for the Funds current to the most recent month-end at statefarm.com® under the Mutual Funds tab or by calling our Securities Response Center at 1.800.447.4930. Average annual total return for the Funds reflects the reinvestment of all dividends and capital gains, and includes all applicable fees and expenses. A Fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust.

This report and material must be accompanied or preceded by a prospectus for the State Farm Mutual Fund Trust (the “Trust”).

The Trust offers Class A, Class B, Legacy Class A, Legacy Class B, Class R-1, Class R-2, Class R-3, and/or Institutional shares for fifteen separate funds through three prospectuses, one for Class A, Class B, Legacy Class A and Legacy Class B shares, one for Class R shares, and another for Institutional shares.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-4930 and at http://www.sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-4930.

Distributor: State Farm VP Management Corp.

Service is only a phone call away

Contact your local Registered State Farm Agent or call our Securities Products Department toll free, at 1-800-447-4930.

Fund prices are available to you 24 hours a day, 7 days a week.

Securities Products Response Center Representatives are available 8 a.m.–6 p.m. Central Time Monday through Friday (except holidays)

1-800-447-4930

Visit our website www.statefarm.com®

Message to Shareholders of State Farm Mutual Fund Trust

Thank you for investing with State Farm Mutual Funds®. Enclosed is the Annual Report for the 12-month period ended December 31, 2006 for the State Farm Mutual Fund Trust (the “Trust”). For the Funds offered by the Trust, you will find management’s discussion of investment philosophy and process, market and Fund-specific factors that affected a Fund’s performance over the 12-month period, and benchmark index comparisons to put a Fund’s performance into context. This Annual Report also includes the Trust’s 2006 fiscal year-end audited financial statements and a complete list of portfolio holdings for each Fund to help you further understand the Fund(s) you own. We encourage you to review this entire report.

Corporate Action

The Securities and Exchange Commission (SEC) granted an Exemptive Order to the Trust and State Farm Investment Management Corp., the Trust’s investment adviser, allowing the Trust’s Board of Trustees to appoint additional or replacement sub-advisers to certain Funds within the Trust without the need to hold costly shareholder meetings.

Utilizing this authority, the Board authorized a change in the investment sub-adviser for the Trust’s State Farm Small Cap Equity Fund effective December 1, 2006. Two new sub-advisers, Bridgeway Capital Management, Inc. and Rainier Investment Management Inc., replaced Capital Guardian Trust Company as sub-adviser to the Fund. Furthermore, the name of the Fund was changed from State Farm Small Cap Equity Fund to State Farm Small/Mid Cap Equity Fund to coincide with a broader investment strategy that includes investment in mid-cap equity securities. Each new sub-adviser manages about one-half of the Fund’s portfolio. More detailed information on this transition and the new sub-advisers is included in the Management’s Discussion of Fund Performance for the State Farm Small/Mid Cap Equity Fund.

Market Review

In the U.S., the large cap S&P 500 Index closed out the year with a gain of 15.80%.1 Market breadth within this Index improved in 2006 with eight of the ten S&P 500 market sectors posting double-digit gains compared with just two sectors in 2005. The Telecommunications sector led the way in 2006 with a return of 32.13% after posting a loss the year earlier. The Energy sector continued its multi-year rise gaining 22.22% followed by the Consumer Discretionary sector’s 17.23% gain. Consumer Discretionary is another sector that had positive returns at the end of 2006 after a loss for 2005.

The small cap market as represented by the Russell 2000® Index recorded a gain of 18.37% as of December 31, 2006.1 Performance was stronger among international equities as represented by the MSCI EAFE Free® Index gain of 26.34% for the year. 1

[1]

Source: Lipper Analytics. The S&P 500® Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies. The Russell 2000® Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000® Index. The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. It is not possible to invest directly in an index. The stocks of small companies are more volatile than the stocks of larger, more established companies. Foreign securities involve risks not normally associated with investing in the U.S. including higher trading and custody costs, less stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange and exchange rates. Past performance does not guarantee future results.

Within the MSCI EAFE Free Index, developed European markets like Spain and Sweden led the way with the highest returns in U.S. dollars terms while the United Kingdom – the largest country weighting in the Index at 23.7% – gained over 30% in U.S. dollar terms. Japan, the second largest country weighting in the Index at 22.6%, gained just 6.3% in U.S. dollar terms.

After seventeen straight increases of 0.25% each to the Fed Funds Rate beginning in June 2004, the Federal Reserve decided to take a break in August 2006, maintaining the Fed Funds Rate at 5.25% for the remainder of 2006. Bond markets as represented by the Lehman Brothers U.S. Aggregate Bond Index2 gained 5.09% including the reinvestment of interest income from July 1 through December 29, 2006 and finished with a 4.33% gain for the year. During the prior six month period (January 1 through June 30, 2006) as interest rates had generally been rising, the Lehman Brothers U.S. Aggregate Bond Index declined -0.72%. For the year, short maturity bonds outperformed both intermediate and long maturity bonds.

While no one knows what the future holds, we believe investors need a long-term perspective, patience, and the discipline to help withstand inevitable short-term market events. Your Registered State Farm Agent is there to help you. Working with someone you know can be a comfort when making important decisions about your financial future.

Thank you for your continued investment with State Farm Mutual Funds®.

Sincerely,

Phillip G. Hawkins

Vice President

State Farm Investment Management Corp.

[2]

The Lehman Brothers U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. It is not possible to invest directly in an index. Past performance does not guarantee future results.

State Farm Equity Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The Equity Fund (the “Fund”) under normal circumstances invests at least 80% of its net assets in common stocks of U.S. companies with market capitalizations of at least $1.5 billion. The Fund’s sub-advisor, Capital Guardian Trust Company (Capital Guardian), chooses stocks for the portfolio for their long-term potential for capital growth. In making investment decisions on specific securities, Capital Guardian looks for companies with one or more of the following characteristics: below-market price-to-earnings, below-market price-to-book value, and/or above market yield. The Fund is benchmarked to the Russell 1000® Value Index (the “Index”).

Describe the relevant market environment as it related to the Fund for the reporting period.

Value stocks, as defined by the Index, continued to perform better than growth stocks, ending the year up 22.25% – which exceeded the return for the year of the Russell 1000® Growth Index of 9.07%. This marks the seventh year in a row that value stocks have outperformed growth stocks. Moreover, all ten industry sectors within the Index finished the year with double-digit returns.

During the year, the market environment was influenced by numerous factors including: the Federal Reserve’s decision to leave the Fed Funds Rate unchanged after a series of increases, continued volatility in energy prices, and a slow down in the housing market.

Before August 2006, the Federal Funds Rate had been raised 17 consecutive times in quarter-point increments starting in June 2004. At the August 2006 Federal Open Market Committee (FOMC) meeting (and subsequent meetings since), the Fed elected to keep the Fed Funds Rate unchanged citing signs of moderating economic growth and a slowing housing market throughout the year as factors in their decision. As of December 31, 2006, the Fed Funds Rate was 5.25%, up from 4.25% as of December 31, 2005 and up from 1% as of June of 2004. As always, it is unknown what future actions the Fed may take regarding the Fed Funds Rate.

Fluctuating oil prices continued to be a factor throughout the year. Oil prices began the period at over $61/barrel and touched highs of over $77/barrel in July before slipping to below $62/barrel by the end of December.

Lower energy prices contributed to lower inflationary pressures and an increase in consumer spending, and employment and real wages both increased.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Sector and based on total net assets as of December 31, 2006. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2006, Legacy Class A shares of the State Farm Equity Fund had a total return of 15.99% (without sales charges) compared to a 22.25% return for the Russell 1000® Value Index over the same timeframe. Broadening the timeframe to the 3-year period ended December 31, 2006, Legacy Class A shares of the State Farm Equity Fund had a total return of 10.11% (without sales charges) versus the Russell 1000® Value Index return of 15.09%. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 5% for Class A shares at initial investment and for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect a maximum sales charge of 5%. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[1]

Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike an investment in the Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A and Legacy Class B shares from 12/18/2000. Institutional shares from 11/01/2001. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table reflect a maximum sales charge of 3% for Legacy Class A and for Legacy Class B shares at one year, and a maximum sales charge of 2% for Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike an investment in the Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During 2006, stocks from the Financial sector represented the largest segment of both the Index and the Fund. The Fund’s underweight position in financial stocks relative to the Index (34.6% of total net assets versus 36.6% Index weighting) was a mild contributor to results. However, stock selection in this sector was a detractor to performance. Within the sector, Capital One Financial Corp. (1.37% of total net assets) was a large detractor to Fund performance with a loss of over -11% during the year. Likewise, the Fund’s tenth largest holding, professional services firm Marsh & McLennan Companies Inc. (2.51% of total net assets), posted a loss of over -3% during the year. Everest Reinsurance was also a larger detractor to Fund results and was liquidated from the portfolio prior to year end. Not all securities within the Financial sector were detractors, however. The Fund’s fourth largest holding, J.P. Morgan Chase & Co. (3.15% of total net assets), was among the Fund’s largest contributors to results and gained over 21% during the year. The Fund’s second largest holding, Washington Mutual (3.56% of total net assets) gained over 4%.

The Energy sector (6.9% of total net assets) was also an area where stock selection detracted from results. The Fund was underweight integrated oil companies, which outperformed oil service companies, where the Fund was overweight. The Fund’s holdings in integrated oil companies included Chevron Corp. (0.82% of total net assets) and Exxon Mobil Corp. (0.97% of total net assets) which both posted gains of over 29% and 36%, respectively. The Fund’s holdings in oil service companies included offshore drilling company, Transocean Inc. (1.32% of total net assets), and Weatherford International Inc. (1.20% of total net assets) which both posted relatively smaller gains of over 16% and 15%, respectively. The Fund’s eighth largest holding, Royal Dutch Shell (2.58% of total net assets for ADR Class A&B combined) gained approximately 14% for the year.

The top contributors to the Fund’s returns during the year came from the following sectors: Consumer Staples (11.2% of total net assets), Utilities (3.3% of total net assets), and Health Care (8.3% of total net assets). Within Consumer Staples, the Fund’s third and ninth largest holdings, Altria Group Inc. (3.43% of total net assets) and Kraft Foods Inc. (2.57% of total net assets), posted gains of over 14% and 26%, respectively. Within Utilities, the top contributors included CMS Energy Corp. (1.02% of total net assets) and Duke Energy Corp. (0.54% of total net assets) which both gained over 15% and 20%, respectively. Merck & Co. Inc. (1.70% of total net assets) posted a gain of over 37% during 2006 and was the largest contributor to Fund performance from the Health Care sector.

Among the remaining top ten holdings, the Fund’s seventh largest holding, AT&T Inc. (2.60% of total net assets), posted a gain of over 45% and was the best performing of the top ten holdings in the Fund during the year. The Fund’s exposure to the Information Technology sector (7.4% of total net assets) also detracted from results during the year. Within this sector, the Fund’s fifth largest holding, Intel Corp. (2.68% of total net assets), lost over -18% and was the weakest performer among the Fund’s top ten holdings. The Fund’s overall largest holding, General Electric Co. (3.73% of total net assets) posted a gain of over 6% during the year.

Financial highlights for this Fund can be found on pages 162-163.

State Farm Small/Mid Cap Equity Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

Effective December 1, 2006, the State Farm Small Cap Equity Fund was re-named the State Farm Small/Mid Cap Equity Fund (the “Fund”). On that same date, Capital Guardian Trust Company ceased serving as investment sub-adviser to the Fund and Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, Inc. (“Rainier”) began serving as co-investment sub-advisers to the Fund. Bridgeway and Rainier each manages approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. With the change in sub-advisers and the implementation of a broader investment strategy to include mid-cap stocks in the portfolio, the benchmark for the Fund was changed from the Russell 2000® Index to the Russell 2500® Index at that time.

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in small- and mid-capitalization stocks issued by U.S. companies. An allocation to small- and mid-cap stocks allows for investment exposure to some companies in the earlier stages of development relative to more mature, larger capitalization companies. Bridgeway invests in those companies that are smaller than the largest 500 U.S. companies as measured by market capitalization. Rainier invests in U.S. companies with market capitalizations within the range of companies included in the Russell Midcap® Index1.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify small- and mid-cap “value” stocks. Bridgeway defines “value” as stocks that it believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. Rainier utilizes fundamental analysis to invest its segment of the Fund in companies it believes have prospects of strong earnings growth and attractive overall business fundamentals, selling at what it believes to be reasonable valuations.

Describe the relevant market environment as it related to the Fund for the reporting period.

From January through April 2006, higher than expected economic growth and corporate earnings were some of the catalysts that helped start the year with double-digit gains for both the Russell 2000 and Russell 2500 Indexes. Growing concerns over inflation, energy prices, rising interest rates and their impact on slowing economic growth helped prompt a decline in these two Indexes from May through July.

Before August 2006, the Federal Funds Rate had been raised 17 consecutive times in quarter-point increments starting in June 2004. At the August 2006 Federal Open Market Committee (FOMC) meeting (and subsequent meetings since), the Fed elected to keep the Fed Funds Rate unchanged citing signs of moderating economic growth and a slowing housing market throughout the year as factors in their decision. As of December 31, 2006, the Fed Funds Rate was 5.25%, up from 4.25% as of December 31, 2005 and 1% as of June of 2004. As always, it is unknown what future actions the Fed may take regarding the Fed Funds Rate.

Fluctuating oil prices continued to be a factor throughout the year. Oil prices began the period at over $61/barrel and touched highs of over $77/barrel in July before slipping to below $62/barrel by the end of December.

Despite these factors, the Russell 2000 and the Russell 2500 Indexes posted gains of 18.37% and 16.16%, respectively, for the period ended December 31, 2006.

[1]

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index. As of December 31, 2006, the market capitalization of the Russell Midcap Index ranged from $1.2 to $21.4 billion.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Sector and based on total net assets as of December 31, 2006. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.
**	Represents 2 other industries, each of which represent less than 4% of net assets.

How did the Fund perform during the reporting period?

Legacy Class A shares of the State Farm Small/Mid Cap Equity Fund finished 2006 with a total return of 14.43% without sales charges. The Fund underperformed the 16.16% return of the Russell 2500 Index as well as the 18.37% return for the Russell 2000 Index for the same time period. Broadening the timeframe to the 3-year period ended December 29, 2006, Legacy Class A shares of the State Farm Small/Mid Cap Equity Fund had a total return without sales charges of 7.27% versus 14.10% for the Russell 2500 Index and 13.56% for the Russell 2000 Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 5% for Class A shares at initial investment and for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect a maximum sales charge of 5%. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[1]

The Russell 2000® Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000® Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

[2]

The Russell 2500® Index measures the performance of the 2,500 smallest securities in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A and Legacy Class B shares from 12/18/2000. Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table reflect a maximum sales charge of 3% for Legacy Class A and for Legacy Class B shares at one year, and a maximum sales charge of 2% for Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The Russell 2000® Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000® Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

[2]

The Russell 2500® Index measures the performance of the 2,500 smallest securities in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Under the former sub-adviser and its strategy, the Fund’s performance struggled relative to the Russell 2000 Index. Under the guidance of the two new sub-advisers, Bridgeway and Rainier, the composition of the Fund’s portfolio changed dramatically near the end of the reporting period. During the month of December 2006, every security in the portfolio, except one, was liquidated, and the proceeds from the liquidations were re-invested in equity securities issued by small- and mid-cap companies chosen by Bridgeway and Rainier. The December 2006 reconstitution of the Fund’s portfolio contributed to a higher than normal turnover rate of 155% for 2006.

For most of the reporting period and under the guidance of the former sub-adviser, the Fund maintained its largest and most overweight positions relative to the Russell 2000 Index in stocks issued by companies in the Information Technology sector (20.0% of total net assets vs. 18.4% Index weighting as of November 30, 2006) and Consumer Discretionary sector (14.9% of total net assets vs. 15.8% Index weighting as of November 30, 2006). Those two sectors rebounded in 2006 with gains of 14.06% and 15.13% as of December 31, 2006, respectively, after posting a -2.43% loss and 0.60% gain, respectively, as of December 31, 2005. However, the Fund’s overweight positioning in these two sectors, which were the fourth and fifth worst performing sectors within the Russell 2000 Index through December 31, 2006, was a detractor to the Fund’s performance. The Fund’s underweight positioning in the Telecommunication Services sector (0.4% of total net assets) relative to the Russell 2000 Index (1.4% Index weighting) through November 30, 2006, was also a detractor to performance.

From a stock selection perspective, the majority of the underperformance of the Fund relative to the Russell 2000 Index can be attributed to stocks in the Consumer Discretionary, Health Care, and Materials sectors (14.9%, 7.4%, and 6.6% of total net assets as of November 30, 2006, respectively). Among the individual securities that lost value from January 1 to November 30, 2006 were MDU Communications (0.6% of total net assets as of November 30, 2006) which lost -58.5%, Atherogenics Inc. (0.4% of total net assets as of November 30, 2006) which lost -38.4% and Georgia Gulf ( 0.8% of total net assets as of November 30, 2006) which lost -33.0% . With the change in sub-advisers mentioned previously, all of these stocks were sold by the Fund in December 2006.

Stock selection was relatively strong in the Energy sector (10.0% of total net assets as of November 30, 2006), specifically for integrated oil/energy producers. Both Delta Petroleum (6.2% of total net assets as of November 30, 2006) and Core Laboratories (0.6% of total net assets as of November 30, 2006) were securities held by the Fund that posted gains of 38.7% and 136.8%, respectively, from January 1 to November 30, 2006. The Fund’s stock selection within the Financials sector (18.7% of total net assets as of November 30, 2006), primarily within the real estate and diversified financial service industries, also positively contributed to the Fund’s performance from January 1 through November 30, 2006. Top contributors within the Financials sector from January 1 through November 30, 2006 were Trammell Crow Co. (1.8% of total net assets as of November 30, 2006) and Banner Corp. (1.9% of total net assets as of November 30, 2006), which gained 92.2% and 46.3%, respectively. All of the stocks listed above were sold by the Fund as part of the Fund’s reconstitution during December 2006.

Financial Highlights for this Fund can be found on pages 164-165.

State Farm International Equity Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm International Equity Fund (the “Fund”) seeks long-term growth of capital. In doing so, the Fund seeks to outperform the MSCI EAFE Index (the “Index”) over the long-term by investing primarily in large cap stocks in developed international markets.

The Fund’s sub-advisor, Capital Guardian Trust Company (Capital Guardian), has a global network of equity analysts, each specializing in specific sectors and regions, performing in-depth quantitative and qualitative research on thousands of companies worldwide. Based on the research carried out by the analysts, portfolio managers look for quality companies at attractive prices that they hope will outperform their industry-specific peers and benchmark over time. In keeping with Capital Guardian’s bottom-up research philosophy, the weighting of any given company or sector reflects the assessments and outlooks for those securities. While portfolio managers at Capital Guardian are mindful of benchmark characteristics, the benchmark is not central to their decisions.

Describe the relevant market environment as it relates to the Fund for the reporting period.

International equity markets, as represented by the Index, delivered gains of 26.34% for the reporting period, outperforming U.S. equity markets. Stronger economic growth abroad, coupled with a depreciating dollar, helped to push the overseas markets ahead of the U.S. markets. All performance information included in this discussion is quoted in U.S. dollars.

Oil prices, interest rates, and the U.S. dollar continued to generate headlines during the year. Although oil prices continued to escalate for the first six months of the year from over $61/barrel in January to highs of over $77/barrel by July, prices sank in the final six months of the year to end 2006 below $62/barrel. Lower energy prices in the second half of the year helped to ease inflationary pressure both domestically and abroad.

Before August 2006, the Federal Funds Rate had been raised 17 consecutive times in quarter-point increments starting in June 2004. At the August 2006 Federal Open Market Committee (FOMC) meeting (and subsequent meetings since), the Fed elected to keep the Fed Funds Rate unchanged, citing signs of moderating economic growth and a slowing housing market throughout the year as factors in their decision. As of December 31, 2006, the Fed Funds Rate was 5.25%, up from 4.25% as of December 31, 2005 and up from 1% as of June of 2004. In Europe and Japan, short-term interest rates were increased during the year to help curb inflation in their expanding economies. The European Central Bank raised their benchmark interest rate five times in 0.25% increments from 2.25% in January 2006 to 3.50% by the end of December 2006.

Similarly, the Bank of England raised short-term rates twice in 0.25% increments from 4.50% in January 2006 to 5.00% by the end of December 2006. After seven years of a zero-interest rate policy, the Bank of Japan opted to institute a 0.25% rate in July 2006.

During 2006, the value of the U.S. dollar compared to most foreign currencies declined, falling 11.79% against the Euro and 14.00% against the British Pound. However, the Japanese Yen posted the worst 2006 performance among developed market currencies and declined -0.94% against the U.S. dollar. A depreciating U.S. dollar relative to most foreign currencies enhanced the returns that U.S. investors were able to generate in international securities during 2006.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Based on total net assets as of December 31, 2006. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 11 other countries, each of which represent less than 2% of net assets.

How did the Fund perform during the reporting period?

Legacy Class A shares of the State Farm International Equity Fund had a total return without sales charges of 18.67% in 2006 after expenses. The Fund underperformed the MSCI EAFE Index return of 26.34% with net dividends included for the year ended December 31, 2006. Broadening the timeframe to the 3-year period ended December 31, 2006, Legacy Class A shares of the State Farm International Equity Fund had a total return without sales charges of 15.73% versus the MSCI EAFE Index return of 19.93%. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 5% for Class A shares at initial investment and for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect a maximum sales charge of 5%. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[1]

The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A and Legacy Class B shares from 12/18/2000. Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table reflect a maximum sales charge of 3% for Legacy Class A and for Legacy Class B shares at one year, and a maximum sales charge of 2% for Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the year, the Fund underperformed the Index, primarily due to an overweight position in Japanese securities and an underweight position in securities in the United Kingdom (U.K.) relative to the Index.

Japan was the dominant factor contributing to the Fund’s underperformance relative to the Index in 2006 when taking into consideration both the weightings and performance of the securities within the Fund’s portfolio. Throughout the year, Japan was the heaviest weighted country within the Fund and ended the year with a weighting of 27.6% of total net assets compared to the Index weighting of 22.6%. After being the best performing Index country during 2005, Japanese stocks were relatively weak in 2006. While earnings for Japanese exporters remained steady, the domestic economy showed little improvement from 2005. Japan had the worst country performance during the year and was the only developed market within the Index not to post a double-digit gain, ending with a gain of only 6.3%. From a stock selection standpoint, three of the Fund’s ten largest holdings were Japanese stocks and two were among the largest detractors to the Fund’s performance during the year. The Fund’s overall largest holding, Sumitomo Mitsui Financial Group Inc. (2.56% of total net assets), lost -3.1%, while Softbank Corporation (1.72% of total net assets), the Fund’s sixth largest holding, lost -53.9% in 2006. Orix Corporation (1.59% of total net assets), another Japanese stock, was the Fund’s seventh largest holding and posted a gain of over 13% for the reporting period.

For the year 2006, European stocks within the Index posted gains of over 34%. Some European markets reached all-time highs as corporate earnings translated into positive market performance. At a country level, Spain was the strongest performing market within the Index and posted a gain in excess of 50% for the year. However, Spain’s impact to performance of both the Index and the Fund was limited due to its relatively small weighting of 4.1% and 3.9%, respectively. Against a backdrop of economic expansion and a healthy housing market, the U.K. posted gains of over 30% for 2006. However, the Fund was significantly underweight compared to the Index in U.K. stocks (16.3% of total net assets versus 23.7% Index weighting), which was detrimental to the performance of the Fund. From a stock selection standpoint, three of the Fund’s ten largest holdings were U.K. stocks and were among the largest contributors to the Fund’s performance during the year. The Fund’s second largest holding, Royal Bank of Scotland Group (2.19% of total net assets) posted a gain of 35%, while Vodafone Group (1.91% of total net assets), the Fund’s fourth largest holding, gained over 12% in 2006. The Fund’s tenth largest holding, Royal Dutch Shell (1.79% of total net assets), gained over 14%.

Other European countries represented within the Index and the Fund that had gains for the one year reporting period included:

Country	% of Total Net Assets of the Fund	Index Weighting	2006 Index Gain
France	11.7%	10.1%	35.4%
Switzerland	8.7%	6.9%	28.2%
Germany	5.3%	7.4%	36.8%
Netherlands	5.2%	3.4%	32.4%

The Fund’s overweight positions in France, Switzerland, and the Netherlands helped returns while the underweight position in Germany detracted from results. Two French companies were among the top ten holdings of the Fund during the year. The Fund’s ninth largest holding, Bouygues (1.51% of total net assets) gained over 31% for the year while Sanofi-Aventis (2.08% of total net assets), the Fund’s third largest holding, gained over 5%.

From an industry sector perspective, stock selection and an overweight position in Information Technology (7.1% of total net assets versus 5.7% Index weighting) was the biggest detractor to the Fund’s results relative to the Index during 2006. Most of the Fund’s technology holdings that provided large negative returns were located in Japan and included such names as previously mentioned Softbank Corporation (reclassified to Telecommunication Services at the end of the year), Nitto Denko (0.44% of total net assets) which lost approximately -35%, and Yahoo! Japan (0.43% of total net assets) which lost over -47%.

Stock selection within the Fund’s heaviest weighted sector, Financials (28.9% of total net assets versus 30.0% Index weighting), also detracted from results during the year. Sumitomo Mitsui Financial Group Inc. (previously mentioned above) and Mizuho Financial Group (0.88% of total net assets), which lost over -9%, were among the top detractors within the sector and the Fund. The Fund’s underweight position in Utilities (2.2% of total net assets versus 5.5% Index weighting) was another detractor since Utilities was the best performing sector in both the Fund and the Index for 2006.

The Fund’s returns were positively impacted by stock selection in the Consumer Discretionary sector and from being overweight relative to the Index in Telecommunication Services (8.3% of total net assets versus 5.5% Index weighting) and underweight in Energy (6.4% of total net assets versus 7.2% Index weighting). Within the Consumer Discretionary sector (11.1% of total net assets versus 11.9% Index weighting), Volkswagen (0.74% of total net assets) was among the Fund’s largest contributors with over a 115% gain for 2006.

Financial Highlights for this Fund can be found on pages 166-167.

State Farm S&P 500 Index Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm S&P 500 Index Fund (the “Fund”) seeks to approximate as closely as practicable, before fees and expenses, the capitalization-weighted total rate of return of the Standard & Poor’s 500 Stock Index1 (the “Index”). The Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The weightings of stocks in the Index are based on each stock’s relative total float-adjusted market capitalization (stock price multiplied by the number of investable shares outstanding). The percentage of the Fund’s assets, through its investment in the Master Portfolio, invested in a given stock is approximately the same as the percentage such stock represents in the Index.

The State Farm S&P 500 Index Fund is organized as a “feeder fund” in a “master-feeder” structure. Instead of investing directly in individual securities, the feeder fund, which is offered to the public, invests all its assets in a corresponding Master Portfolio. It is the Master Portfolio that actually invests in individual securities. References to “the Fund” are to the feeder fund or the Master Portfolio, as the context requires. Barclays Global Fund Advisors advises the Master Portfolio.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by numerous factors including: the Federal Reserve’s decision to leave the Fed Funds Rate unchanged after a series of increases, continued volatility in energy prices, and a slow down in the housing market.

Before August 2006, the Federal Funds Rate had been raised 17 consecutive times in quarter-point increments starting in June 2004. At the August 2006 Federal Open Market Committee (FOMC) meeting (and subsequent meetings since), the Fed elected to keep the Fed Funds Rate unchanged citing signs of moderating economic growth and a slowing housing market throughout the year as factors in their decision. As of December 31, 2006, the Fed Funds Rate was 5.25%, up from 4.25% as of December 31, 2005 and 1% as of June of 2004. As always, it is unknown what future actions the Fed may take regarding the Fed Funds Rate.

Fluctuating oil prices continued to be a factor throughout the year. Oil prices began the period at over $61/barrel and touched highs of over $77/barrel in July before slipping to below $62/barrel by the end of December.

Despite these factors, the 12 month gain for the Index was 15.80% for the period ended December 31, 2006. Corporate earnings per share continued to grow while price/earnings valuations for the S&P 500 Index companies remained stable.

Provide an illustration of the Fund’s investments.

*	Illustrated by Sector and based on total net assets in the Master Portfolio as of December 31, 2006. Please refer to the Schedule of Investments for the Master Portfolio later in this report for details concerning Fund holdings.

[1]

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the State Farm Mutual Fund Trust. The State Farm S&P 500 Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

How did the Fund perform during the reporting period?

For the 12 months ended December 31, 2006, Legacy Class A shares of the State Farm S&P 500 Index Fund returned 14.97% without sales charges while the Index returned 15.80%. Broadening the timeframe to the 3-year period ended December 31, 2006, Legacy Class A shares of the State Farm S&P 500 Index Fund had a total return without sales charges of 9.62% versus the S&P 500 Index return of 10.44%. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 5% for Class A shares at initial investment and for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect a maximum sales charge of 5%. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[1]

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the S&P 500 Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A and Legacy Class B shares from 12/18/2000. Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table reflect a maximum sales charge of 3% for Legacy Class A and for Legacy Class B shares at one year, and a maximum sales charge of 2% for Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the S&P 500 Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund satisfactorily tracked the return of the Index in 2006, before fees and expenses that are not found within the Index.

The Index posted a gain of 2.71% for the first six months of 2006 but finished the year with a gain of 15.80%. In the end, all ten of the industry sectors within the Index finished in positive territory, with eight sectors posting double-digit percentage gains. Telecommunications (3.5% Index weighting) and Energy (10.0% Index weighting) led all sectors with gains of over 32% and 22%, respectively. Meanwhile, six sectors; Financials (22.3% Index weighting), Industrials (10.8% Index weighting), Consumer Discretionary (10.6% Index weighting), Consumer Staples (9.3% Index weighting), Utilities (3.4% Index weighting), and Materials (3.0% Index weighting) had positive gains ranging from 11.0 to 17.2%. Information Technology (15.1% Index weighting) and Health Care (12.0% Index weighting) were the two weakest sectors in the Index, but still posted gains of over 7% and 5%, respectively.

The Fund’s ten largest holdings as of December 31, 2006 all produced gains during the reporting period, with seven experiencing double-digit percentage price increases. The Fund’s overall largest holding, Exxon Mobil Corp. (3.47% of total net assets), was also the biggest contributor to the Fund’s return during the reporting period, gaining over 36% . Number-five holding, Bank of America (1.86% of total net assets), had a gain of over 15%. Altria Group (1.39% of total net assets), Citigroup, Inc. (2.13% of total net assets), and Microsoft Corp. (2.00% of total net assets) each advanced over 14% during the reporting period. Pharmaceutical giant Pfizer Inc. (1.45% of total net assets) weighed on the Index and the Fund late in the year, but still ended the reporting period with a gain in excess of 11%. Number six and seven-holdings, Proctor & Gamble Co. (1.58% of total net assets) and Johnson & Johnson (1.49% of total net assets), also posted gains of over 11% and 9%, respectively. Rounding out the top ten, number two and number nine-holdings, General Electric Co. (2.97% of total net assets) and insurer American International Group, Inc. (1.44% of total net assets) delivered gains of over 6% and 5%, respectively.

Financial highlights for this Fund can be found on pages 168-169.

State Farm Small Cap Index Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Small Cap Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Russell 2000® Index1 (the “Index”). The Index measures the performance of the small-capitalization sector of the U.S. equity market and consists of the smallest 2,000 companies in the Russell 3000® Index. The weightings of stocks in the Index are based on each stock’s relative total market capitalization (stock price multiplied by the number of shares outstanding).

The State Farm Small Cap Index Fund is sub-advised by Northern Trust Investments, N.A. (“Northern Trust”).

Describe the relevant market environment as it related to the Fund for the reporting period.

All major U.S. equity market indexes advanced during the year and small capitalization stocks, as represented by the Index, finished the reporting period with a gain of 18.37%. In comparison, large capitalization stocks, as represented by the Russell 1000® Index, returned 15.46% for the year. This marks seven out of the past eight years that small capitalization stocks have outperformed large capitalization stocks.

The market environment was influenced by numerous factors including: the Federal Reserve’s decision to leave the Fed Funds Rate unchanged after a series of increases, continued volatility in energy prices, and a slow down in the housing market.

Before August 2006, the Federal Funds Rate had been raised 17 consecutive times in quarter-point increments starting in June 2004. At the August 2006 Federal Open Market Committee (FOMC) meeting (and subsequent meetings since), the Fed elected to keep the Fed Funds Rate unchanged citing signs of moderating economic growth and a slowing housing market throughout the year as factors in their decision. As of December 31, 2006, the Fed Funds Rate was 5.25%, up from 4.25% as of December 31, 2005 and 1% as of June of 2004. As always, it is unknown what future actions the Fed may take regarding the Fed Funds Rate.

Fluctuating oil prices continued to be a factor throughout the year. Oil prices began the period at over $61/barrel and touched highs of over $77/barrel in July before slipping to below $62/barrel by the end of December.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Sector and based on total net assets as of December 31, 2006. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

[1]

The Russell 2000® Index is a trademark/service mark, and Russell® is a trademark of the Frank Russell Company. The State Farm Small Cap Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by, nor in any way affiliated with the Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

How did the Fund perform during the reporting period?

For the 12 months ended December 31, 2006, Legacy Class A shares of the State Farm Small Cap Index Fund returned 17.10% without sales charges while the Russell 2000® Index returned 18.37%. Broadening the timeframe to the 3-year period ended December 31, 2006, Legacy Class A shares of the State Farm Small Cap Index Fund had a total return of 12.51% without sales charges versus the Russell 2000® Index return of 13.56%. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 5% for Class A shares at initial investment and for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect a maximum sales charge of 5%. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[1]

The Russell 2000® Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000® Index. Unlike an investment in the Small Cap Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A and Legacy Class B shares from 12/18/2000. Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table reflect a maximum sales charge of 3% for Legacy Class A and for Legacy Class B shares at one year, and a maximum sales charge of 2% for Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The Russell 2000® Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000® Index. Unlike an investment in the Small Cap Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund satisfactorily tracked the return of the Index in 2006, before fees and expenses that are not found within the Index.

As of the end of 2006, all ten industry sectors within the Index ended in positive territory, with nine sectors posting double-digit percentage gains. Even the weakest sector within the Index, Health Care (11.8% Index weighting), posted a gain of 8.6% for the year.

Within the Index, Materials (4.7% Index weighting) and Telecommunication Services (1.5% Index weighting) led all sectors for the year with gains of over 41% and 40%, respectively. Within the Materials sector, Chaparral Steel Company (0.15% of total net assets), OM Group Inc. (0.09% of total net assets), NewMarket Corp. (0.08% of total net assets), and Innospec Inc. (0.04% of total net assets) were among the Fund’s best performers during the year with gains of over 193%, 141%, 144%, and 188%, respectively. However, Bowater Inc. (0.08% of total net assets) and Olin Corp. (0.09% of total net assets) were relatively weak in the sector losing over -24% and -12%, respectively. Within the Telecommunication Services sector, Time Warner Telecom Inc. (0.20% of total net assets) was the Fund’s fourth largest holding and gained over 102% during the year. However, FiberTower Corp. (0.05% of total net assets) and USA Mobility Inc. (0.04% of total net assets) were relatively weak in the sector losing nearly -46% and -2%, respectively.

All of the Fund’s ten largest holdings as of December 31, 2006 delivered gains for the reporting period, with three of these largest holdings (including Time Warner Telecom Inc. mentioned above) posting gains in excess of 100%. The Fund’s second largest holding, Veritas DGC Inc. (0.21% of total net assets), a leading provider of integrated geophysical information and services to the petroleum industry, gained over 141% during the year.

The Fund’s fifth largest holding, Polycom, Inc. (0.20% of total net assets) gained over 102%. The Fund’s ninth largest holding, closeout retailer Big Lots Inc. (0.18% of total net assets), gained in excess of 90%.

The Fund’s largest holding, Alexandria Real Estate Equities Inc. (0.22% of total net assets) was the lowest performing of the top ten holdings with a gain of over 24% for the year.

As mentioned previously, Health Care was the weakest sector within the Index during the year. Within the sector, pharmaceutical company, Neurocrine Biosciences Inc., was among the largest detractors to performance of the Fund in 2006 despite its small weighting of 0.03% of total net assets. The stock fell over -83% during the year. Also weak within the sector were Onyx Pharmaceuticals (0.03% of total net assets) and CV Therapeutics Inc. (0.06% of total net assets) which were down over -63% and -43%, respectively, for the year. However, Hologic Inc. (0.18% of total net assets) and ICOS Corp. (0.16% of total net assets) helped to offset these losses by posting gains of over 24% and 22%, respectively.

The annual reconstitution of holdings within the Russell indices occurred on June 30, 2006. For the Index, the one-time 2006 reconstitution resulted in 228 companies being added to the Index while 179 companies were removed from the Index. This resulted in a 17.3% turnover, slightly below the 17.8% turnover in 2005.

Financial highlights for this Fund can be found on pages 170-171.

State Farm International Index Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm International Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morgan Stanley Capital International EAFE® Free Index1 (the “Index”). The Index is a capitalization-weighted index that currently includes stocks of companies located in 16 European countries, Australia, New Zealand, Hong Kong, Japan and Singapore.

The State Farm International Index Fund is sub-advised by Northern Trust Investments, N.A. (“Northern Trust”).

Describe the relevant market environment as it related to the Fund for the reporting period.

International equity markets, as represented by the Index, delivered gains of 26.34% for the reporting period, outperforming U.S. equity markets. Stronger economic growth abroad, coupled with a depreciating dollar, helped to push the overseas markets ahead of the U.S. markets. All performance information included in this discussion is quoted in U.S. dollars.

Oil prices, interest rates, and the U.S. dollar continued to generate headlines during the year. Although oil prices continued to escalate for the first six months of the year from over $61/barrel in January to highs of over $77/barrel by July, prices sank in the final six months of the year to end 2006 below $62/barrel. Lower energy prices in the second half of the year helped to ease inflationary pressure both domestically and abroad.

Before August 2006, the Federal Funds Rate had been raised 17 consecutive times in quarter-point increments starting in June 2004. At the August 2006 Federal Open Market Committee (FOMC) meeting (and subsequent meetings since), the Fed elected to keep the Fed Funds Rate unchanged, citing signs of moderating economic growth and a slowing housing market throughout the year as factors in their decision. As of December 31, 2006, the Fed Funds Rate was 5.25%, up from 4.25% as of December 31, 2005 and 1% as of June of 2004. In Europe and Japan, short-term interest rates were increased during the year to help curb inflation in their expanding economies. The European Central Bank raised their benchmark interest rate five times in 0.25% increments from 2.25% in January 2006 to 3.50% by the end of December 2006. Similarly, the Bank of England raised short-term rates twice in 0.25% increments from 4.50% in January 2006 to 5.00% by the end of December 2006. After seven years of a zero-interest rate policy, the Bank of Japan opted to institute a 0.25% rate in July 2006.

During 2006, the value of the U.S. dollar compared to most foreign currencies declined, falling 11.79% against the Euro and 14.00% against the British Pound. However, the Japanese Yen posted the worst 2006 performance among developed market currencies and declined -0.94% against the U.S. dollar. A depreciating U.S. dollar relative to most foreign currencies enhanced the returns that U.S. investors were able to generate in international securities during 2006.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Based on total net assets as of December 31, 2006. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.
**	Represents 11 other countries, each of which represent less than 2% of net assets.

[1]

The EAFE® Free Index is a trademark, service mark and the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and its affiliates and has been licensed for use by the State Farm Mutual Fund Trust (the “Trust”). The State Farm International Index Fund (the “Fund”), based on the EAFE® Free Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the fund shares. The Trust’s Prospectus contains a more detailed description of the limited relationship MSCI has with the Trust and the Fund.

How did the Fund perform during the reporting period?

For the 12 months ended December 31, 2006, Legacy Class A shares of the State Farm International Index Fund returned 24.78% without sales charges while the MSCI EAFE Free Index returned 26.34%. Broadening the timeframe to the 3-year period ended December 31, 2006, Legacy Class A shares of the State Farm International Index Fund had a total return of 18.77% without sales charges versus the MSCI EAFE Free Index return of 19.93%. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 5% for Class A shares at initial investment and for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect a maximum sales charge of 5%. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[1]

The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. Historically, the EAFE Free took into account local market restrictions on share ownership by foreigners. Unlike an investment in the International Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A and Legacy Class B shares from 12/18/2000. Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table reflect a maximum sales charge of 3% for Legacy Class A and for Legacy Class B shares at one year, and a maximum sales charge of 2% for Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. Historically, the EAFE Free took into account local market restrictions on share ownership by foreigners. Unlike an investment in the International Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund satisfactorily tracked the return of the Index in 2006, before fees and expenses that are not found within the Index.

For the year 2006, European stocks within the Index posted gains of over 34%. At a country level, Spain was the strongest performing market within the Index with a gain in excess of 50% for the year. However, with only a weighting of 4.1% of the Index, Spain’s impact to performance of the Index was limited. Against a backdrop of economic expansion and a healthy housing market, the United Kingdom (U.K.) posted gains of over 30% for 2006. The U.K. represented the largest country weighting in the Index at 23.7% as of the end of the year. Other European countries within the Index that had gains for the one-year reporting period included:

Country	Index Weighting	2006 Gain
France	10.1%	35.4%
Germany	7.4%	36.8%
Switzerland	6.9%	28.2%
Italy	3.9%	34.1%
Netherlands	3.4%	32.4%
Sweden	2.6%	44.6%

The Index’s Pacific region was relatively weak compared to European stocks. However, the region still posted a gain of over 12% for the year. Within the Pacific region, Japan was the second heaviest weighted country within the Index at 22.6%. After being the best performing Index country during 2005, Japanese stocks were relatively weak in 2006 and had the worst country performance during the year, posting a gain of only 6.3%. Ironically, Toyota Motors (1.47% of total net assets), Japan’s largest stock based on market capitalization and the Fund’s third largest holding, was among the largest contributors to returns of both the Index and the Fund for the year with a gain of over 28%. However, other Japanese companies did not fare well for the year ended 2006, including: Softbank (0.11% of total net assets) losing -53.9%, Mizuho Financial Group Inc. (0.52% of total net assets) losing -9.7%, and Sumitomo Mitsui Financial Group Inc. (0.48% of total net assets) losing -3.1%.

As of the end of 2006, all ten industry sectors within the Index ended in positive territory and posted double-digit percentage gains. Utilities (5.2% Index weighting) and Materials (8.3% Index weighting) led all sectors with gains of 50% and 32%, respectively. International Power (0.09% of total net assets), a U.K. company, led the Utility sector posting a gain of over 81%. Spain’s Endesa (0.28% of total net assets) followed with a gain of over 80%. Information Technology (5.8% Index weighting) was the weakest sector, but still posted a gain of 12% for the year.

The Financial sector, which is the largest sector by weighting in the Index, representing 29.48% at year end, rose over 29% and was a major contributor to the 2006 performance of the Index and the Fund. In this sector, the Fund’s tenth largest holding, Royal Bank of Scotland (0.95% of total net assets) posted gains of over 29% for the year.

Gains for the remaining top ten holdings within the Fund for 2006 included:

Holding	% of Total Net Assets	2006 Gain
BP PLC	1.67%	4.5%
HSBC Holdings	1.59%	13.8%
Total SA	1.20%	15.2%
GlaxoSmithKline	1.16%	4.3%
Vodafone Group PLC	1.11%	12.5%
Nestle SA	1.09%	19.0%
Novartis	1.03%	9.8%
Royal Dutch Shell	1.72%	14.9%

Financial highlights for this Fund can be found on pages 172-173.

State Farm Equity and Bond Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Equity and Bond Fund (the “Fund”) is managed with a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income.

The Fund invests all of its assets in shares of the State Farm Equity Fund (the “Equity Fund”) and the State Farm Bond Fund (the “Bond Fund”). Effort is made to maintain an investment mix of approximately 60% of assets in the Equity Fund and 40% of assets in the Bond Fund. The Fund never invests more than 75% of its net assets in either underlying fund. Although the Fund is not an asset allocation or market timing mutual fund, we do, from time to time, adjust the amount of its assets invested in each underlying Fund as economic, market, and financial conditions warrant.

Describe the relevant market environment as it related to the Fund for the reporting period.

Because the Fund does not invest directly in individual stocks and bonds, the merits of the individual investments are evaluated separately by each underlying Fund’s managers. You may wish to refer to the Management’s Discussion of Fund Performance for the Equity Fund and the Bond Fund in addition to the commentary provided here.

Value stocks, as defined by the Russell 1000® Value Index, continued to perform better than growth stocks, ending the year up 22.25% – which exceeded the return for the year of the Russell 1000® Growth Index of 9.07%. This marks the seventh year in a row that value stocks have outperformed growth stocks. Moreover, all ten industry sectors within the Russell 1000® Value Index finished the year with double-digit returns.

Fluctuating oil prices continued to be a factor throughout the year. Oil prices began the period at over $61/barrel and touched highs of over $77/barrel in July before slipping to below $62/barrel by the end of December. Lower energy prices contributed to lower inflationary pressures and an increase in consumer spending, and employment and real wages both increased.

For the first half of the reporting period, interest rates across the maturity spectrum rose while bond prices declined. The intermediate maturity 10-year U.S. Treasury Bond started the year with a yield of 4.39% before reaching a peak of 5.25% in June 2006. Similarly, the long-term 30-year U.S. Treasury Bond yield rose from 4.55% at the start of the year to a peak of 5.31% in May 2006. Through July 2006, the overnight Federal Funds Rate had been raised 17 consecutive times in quarter-point increments beginning at 1.00% in June 2004 to a rate of 5.25%. At the August 2006 Federal Open Market Committee (FOMC) meeting (and subsequent meetings since), the Fed elected to keep the Fed Funds Rate unchanged citing signs of moderating economic growth and a slow down in the housing market throughout the year as factors. Starting in July, intermediate and long-term interest rates began to decline and bond prices rose. By the end of December 2006, the 10-year U.S. Treasury Bond yield declined to 4.71% while the 30-year U.S. Treasury Bond yield declined to 4.81%.

Due primarily to changes in the Treasury market yield curve, short maturity bonds outperformed intermediate maturities which in turn outperformed long maturity bonds over the 1-year reporting period. From a credit standpoint, lower credit quality corporate bonds outperformed higher quality bonds over the reporting period.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Based on total net assets as of December 31, 2006. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2006, Legacy Class A shares of the State Farm Equity and Bond Fund had a total return of 11.05% (without sales charges). Because of the nature of the Fund (invests solely in shares of two underlying Funds), a blended benchmark is used for comparison purposes. The blended benchmark used is a combination of 60% Russell 1000® Value Index and 40% Lehman Brothers U.S. Aggregate Bond Index (rebalanced on a monthly basis). The total return of the blended benchmark was 14.81% for the 1-year period ended December 31, 2006. Broadening the timeframe to the 3-year period ended December 31, 2006, Legacy Class A shares of the Fund had a total return of 7.31% (without sales charges) versus the blended benchmark return of 10.47%. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 5% for Class A shares at initial investment and for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect a maximum sales charge of 5%. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[1]	See footnotes for the Equity Fund and the Bond Fund for a description of the indices.

[2]

State Farm Investment Management Corp. computes the Blended Benchmark using 60% Russell 1000 Value Index and 40% Lehman Brothers U.S. Aggregate Bond Index. Unlike an investment in the Equity and Bond Fund, a theoretical investment in the Index or Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A and Legacy Class B shares from 12/18/2000. Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table reflect a maximum sales charge of 3% for Legacy Class A and for Legacy Class B shares at one year, and a maximum sales charge of 2% for Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for the Equity Fund and the Bond Fund for a description of the indices.

[2]

State Farm Investment Management Corp. computes the Blended Benchmark using 60% Russell 1000 Value Index and 40% Lehman Brothers U.S. Aggregate Bond Index. Unlike an investment in the Equity and Bond Fund, a theoretical investment in the Index or Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Equity portion of the Fund (approximately 60% throughout the period)

During 2006, stocks from the Financial sector represented the largest segment of both the Russell 1000 Value Index and the Equity Fund. The Equity Fund’s underweight position in financial stocks relative to the Index (34.6% of the Equity Fund’s total net assets versus 36.6% Index weighting) was a mild contributor to results. However, stock selection in this sector was a detractor to performance. Within the sector, Capital One Financial Corp. (1.37% of the Equity Fund’s total net assets) was a large detractor to Equity Fund performance with a loss of over -11% during the year. Likewise, the Equity Fund’s tenth largest holding, professional services firm Marsh & McLennan Companies Inc. (2.51% of the Equity Fund’s total net assets), posted a loss of over -3% during the year. Everest Reinsurance was also a larger detractor to Equity Fund results and was liquidated from the portfolio prior to year end. Not all securities within the Financial sector were detractors, however. The Equity Fund’s fourth largest holding, J.P. Morgan Chase & Co. (3.15% of the Equity Fund’s total net assets), was among the Equity Fund’s largest contributors to results and gained over 21% during the year. The Equity Fund’s second largest holding, Washington Mutual (3.56% of the Equity Fund’s total net assets) gained over 4%.

The Energy sector (6.9% of the Equity Fund’s total net assets) was also an area where stock selection detracted from results. The Equity Fund was underweight integrated oil companies, which outperformed oil service companies, where the Equity Fund was overweight. The Equity Fund’s holdings in integrated oil companies included Chevron Corp. (0.82% of the Equity Fund’s total net assets) and Exxon Mobil Corp. (0.97% of the Equity Fund’s total net assets) which both posted gains of over 29% and 36%, respectively. The Equity Fund’s holdings in oil service companies included offshore drilling company, Transocean Inc. (1.32% of the Equity Fund’s total net assets), and Weatherford International Inc. (1.20% of the Equity Fund’s total net assets) which both posted relatively smaller gains of over 16% and 15%, respectively. The Equity Fund’s eighth largest holding, Royal Dutch Shell (2.58% of the Equity Fund’s total net assets for ADR Class A&B combined) gained approximately 14% for the year.

The top contributors to the Equity Fund’s returns during the year came from the following sectors: Consumer Staples (11.2% of the Equity Fund’s total net assets), Utilities (3.3% of the Equity Fund’s total net assets), and Health Care (8.3% of the Equity Fund’s total net assets). Within Consumer Staples, the Equity Fund’s third and ninth largest holdings, Altria Group Inc. (3.43% of the Equity Fund’s total net assets) and Kraft Foods Inc. (2.57% of the Equity Fund’s total net assets), posted gains of over 14% and 26%, respectively. Within Utilities, the top contributors included CMS Energy Corp. (1.02% of the Equity Fund’s total net assets) and Duke Energy Corp. (0.54% of the Equity Fund’s total net assets) which both gained over 15% and 20%, respectively. Merck & Co. Inc. (1.70% of the Equity Fund’s total net assets) posted a gain of over 37% during 2006 and was the largest contributor to Equity Fund performance from the Health Care sector.

Among the remaining top ten holdings, the Equity Fund’s seventh largest holding, AT&T Inc. (2.60% of the Equity Fund’s total net assets), posted a gain of over 45% and was the best performing of the top ten holdings in the Equity Fund during the year. The Equity Fund’s exposure to the Information Technology sector (7.4% of the Equity Fund’s total net assets) also detracted from results during the year. Within this sector, the Equity Fund’s fifth largest holding, Intel Corp. (2.68% of the Equity Fund’s total net assets), lost over -18% and was the weakest performer among the Equity Fund’s top ten holdings. The Equity Fund’s overall largest holding, General Electric Co. (3.73% of the Equity Fund’s total net assets) posted a gain of over 6% during the year.

Fixed Income portion of the Fund (approximately 40% throughout the period)

There were two distinct market environments in 2006 that impacted the performance of the Bond Fund. As highlighted earlier, interest rates rose for the period of January through June 2006 which was detrimental to bond prices and the Bond Fund’s return. During that period the Bond Fund had a negative total return of -0.86%, relatively in-line with the performance of the benchmark Index return of -0.72%. During those months, the shorter the maturity, the better the performance, as long-term yields rose more than short maturity yields. The Bond Fund maintained slightly fewer bonds in the 0-6 year maturity range at 58.19% of net assets versus the Index weighting of 63.87% of bonds maturing in 0-6 years, which helped account for the slightly lower return.

From July through December 2006, interest rates declined and bond prices rose with the best gains coming from long-maturity bonds. Unfortunately, this timeframe was not much better for the Bond Fund relative to the Lehman Brothers U.S. Aggregate Bond Index, despite the Bond Fund’s 4.58% return for those six months. With only 5.39% of net assets invested in bonds maturing over 11 years versus 10.93% for the Lehman Brothers U.S. Aggregate Bond Index, the Bond Fund underperformed the 5.09% return of the Lehman Brothers U.S. Aggregate Bond Index over this six-month timeframe. While each six-month period’s return was relatively close to that of the Lehman Brothers U.S. Aggregate Bond Index, the net result was the Bond Fund underperforming the Lehman Brothers U.S. Aggregate Bond Index by 0.65% for the entire one-year reporting period.

The option-adjusted duration of the Bond Fund (which attempts to incorporate prepayment possibilities into the duration calculation) stood at approximately 4.12 years at the end of 2006, down from 4.40 years at the end of 2005. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. The lower duration had a negative effect by limiting the gain to performance as interest rates declined the last half of the year.

Credit quality did not have a material impact on the performance of the Bond Fund relative to the Lehman Brothers U.S. Aggregate Bond Index, given that both maintain assets primarily in high quality, investment grade bonds. Overall, however, low credit quality, below investment grade bonds outperformed high credit quality bonds for the reporting period.

Financial highlights for this fund can be found on pages 174-175.

State Farm Bond Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

We manage the State Farm Bond Fund (the “Fund”) in a manner that seeks to achieve over a period of years the highest yield possible that is consistent with investing in high quality, investment grade bonds. In managing the Fund, we generally are buy-and-hold investors who focus primarily on U.S. Government obligations, government agencies, and high quality corporate bonds. While the Fund invests in bonds of varying maturities, it is structured with a maturity and interest rate risk (duration) profile that is consistent with its benchmark, the Lehman Brothers U.S. Aggregate Bond Index (the “Index”).

Describe the relevant market environment as it related to the Fund for the reporting period.

For the first half of the reporting period, interest rates across the maturity spectrum rose while bond prices declined. The intermediate maturity 10-year U.S. Treasury Bond started the year with a yield of 4.39% before reaching a peak of 5.25% in June 2006. Similarly, the long-term 30-year U.S. Treasury Bond yield rose from 4.55% at the start of the year to a peak of 5.31% in May 2006. Through July 2006, the overnight Federal Funds Rate had been raised 17 consecutive times in quarter-point increments beginning at 1.00% in June 2004 to a rate of 5.25%. At the August 2006 Federal Open Market Committee (FOMC) meeting (and subsequent meetings since), the Fed elected to keep the Fed Funds Rate unchanged citing signs of moderating economic growth and a slow down in the housing market throughout the year as factors. Starting in July, intermediate and long-term interest rates began to decline and bond prices rose. By the end of December 2006, the 10-year U.S. Treasury Bond yield declined to 4.71% while the 30-year U.S. Treasury Bond yield declined to 4.81%.

Due primarily to changes in the Treasury market yield curve, short maturity bonds outperformed intermediate maturities which in turn outperformed long maturity bonds over the 1-year reporting period. From a credit standpoint, lower credit quality corporate bonds outperformed higher quality bonds over the reporting period.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Based on total net assets as of December 31, 2006. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2006, Legacy Class A shares of the State Farm Bond Fund had a total return of 3.68% (without sales charges) compared to a return of 4.33% for the Lehman Brothers U.S. Aggregate Bond Index. Broadening the timeframe to the 3-year period ended December 31, 2006, Legacy Class A shares of the Fund had a total return of 2.95% (without sales charges) versus 3.70% for the Lehman Brothers U.S. Aggregate Bond Index. The line graph and table below provide additional perspective on the fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Class A and Class B Shares from 05/01/2006. Legacy Class A and Legacy Class B shares from 12/18/2000. Institutional shares from 11/01/2001. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Class A, Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table reflect maximum sales charges of: 3% for Class A and for Class B shares; 3% for Legacy Class A and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[1]

The Lehman Brothers U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year. Unlike an investment in the Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

There were two distinct market environments in 2006 that impacted the performance of the Fund. As highlighted earlier, interest rates rose for the period of January through June 2006 which was detrimental to bond prices and the Fund’s return. During that period the Fund had a negative total return of -0.86%, relatively in-line with the performance of the benchmark Index return of -0.72%. During those months, the shorter the maturity, the better the performance, as long-term yields rose more than short maturity yields. The Fund maintained slightly fewer bonds in the 0-6 year maturity range at 58.19% of net assets versus the Index weighting of 63.87% of bonds maturing in 0-6 years, which helped account for the slightly lower return.

From July through December 2006, interest rates declined and bond prices rose with the best gains coming from long-maturity bonds. Unfortunately, this timeframe was not much better for the Fund relative to the Index, despite the Fund’s 4.58% return for those six months. With only 5.39% of net assets invested in bonds maturing over 11 years versus 10.93% for the Index, the Fund underperformed the 5.09% return of the Index over this six-month timeframe. While each six-month period’s return was relatively close to that of the Index, the net result was the Fund underperforming the Index by 0.65% for the entire one-year reporting period.

The option-adjusted duration of the Fund (which attempts to incorporate prepayment possibilities into the duration calculation) stood at approximately 4.12 years at the end of 2006, down from 4.40 years at the end of 2005. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. The lower duration had a negative effect by limiting the gain to performance as interest rates declined the last half of the year.

Credit quality did not have a material impact on the performance of the Fund relative to the Index, given that both maintain assets primarily in high quality, investment grade bonds. Overall, however, low credit quality, below investment grade bonds outperformed high credit quality bonds for the reporting period.

Financial highlights for this fund can be found on pages 176-177.

State Farm Tax Advantaged Bond Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Tax Advantaged Bond Fund (the “Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. Income may be subject to state and local taxes and (if applicable) the Alternative Minimum Tax. In managing the Fund, we focus on high credit quality bonds with an investment philosophy that seeks to provide competitive total returns, while managing for federal income tax efficiency within the municipal bond asset class over the long run.

The municipal bond market, while relatively small in total assets compared to the taxable market, is very broad by number of issuers. As a result, we believe that fundamental research and professional management is critical to success in this asset class. While we diversify the maturity spectrum of the bonds within the portfolio, we tend to favor the intermediate maturity range for the bulk of the Fund’s assets. In doing so, we seek to maintain a fairly consistent duration and interest rate exposure relative to the Fund’s benchmark – the Lehman Brothers Municipal Bond Index (the “Index”).

Describe the relevant market environment as it related to the Fund for the reporting period.

Short and intermediate maturity municipal bonds ended 2006 at higher interest rate levels than where they started, while long maturity municipal bond yields declined. Due primarily to the changes in the municipal bond market yield curve, long maturity bonds outperformed intermediate maturities, which in turn outperformed short maturity bonds over the 1-year reporting period. Before August 2006, the Federal Funds Rate had been raised 17 consecutive times in quarter-point increments starting in June 2004. At the August 2006 Federal Open Market Committee (FOMC) meeting (and subsequent meetings since), the Fed elected to keep the Fed Funds Rate unchanged, citing signs of moderating economic growth and a slow down in the housing market throughout the year as factors. Municipal bond yields peaked in July and moved lower throughout the year. From a credit standpoint, lower credit quality bonds outperformed high quality bonds over the reporting period.

Overall, at current interest rate levels, the 20-year AAA-rated insured municipal bond provides 88% of the yield available from taxable 20-year U.S. Treasuries. This comparison may be used as a general gauge within the industry to determine the relative attractiveness of municipal securities. Thus, municipal bonds have recently offered yields close to those of comparable Treasury bonds but with federal income tax-free interest.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Credit Quality. Ratings by Moody’s Investor Services. Percentages are based on total investments as of December 31, 2006. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Includes Advanced Refund Bonds.

***	Two securities were not rated by Moody’s. One security, representing 2.69% of total investments, was rated AAA by S&P and one security, representing 1.34% of total investments, was rated AA+ by S&P.

How did the Fund perform during the reporting period?

Legacy Class A shares for the State Farm Tax Advantaged Bond Fund had a total return of 3.32% (without sales charges) for the 12-month period ended December 31, 2006. This is compared to a 4.84% return for the unmanaged Lehman Brothers Municipal Bond Index over the same timeframe. Broadening the timeframe to the 3-year period ended December 31, 2006, Legacy Class A shares for the Fund had a total return of 3.13% (without sales charges) versus 4.28% for the Lehman Brothers Municipal Bond Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Class A and Class B shares from 05/01/2006. Legacy Class A and Legacy Class B shares from 12/18/2000. Institutional shares from 02/28/2002.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Class A, Class B, and Institutional shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table reflect maximum sales charges of: 3% for Class A and for Class B shares; 3% for Legacy Class A and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[1]

The Lehman Brothers Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. Unlike an investment in the Tax Advantaged Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund invested mainly in short- and intermediate-maturity municipal bonds with 60.02% of total investments in bonds maturing within 12 years. The Fund’s lack of exposure to long maturity municipal bonds was the main factor that negatively impacted returns relative to the benchmark Index. The Lehman Brothers Municipal Bond Index maintained a 20.13% weighting to bonds maturing over 22 years from now, while the Fund had no exposure to bonds that long. The Fund has been invested with a bias towards short and intermediate maturity bonds under the belief that long maturity bonds have not provided enough additional yield to compensate for the relatively higher risk and volatility.

The Fund also focuses on municipal bonds with high quality credit ratings. At the end of December 2006, 87% of total investments were in bonds rated Aaa by Moody’s and/or AAA by S&P– the highest credit quality rating given by each credit rating agency. The Fund’s high quality credit orientation was an additional factor that hurt performance, as lower credit quality bonds performed better in the market over the reporting period. However, the lack of exposure to low credit quality bonds within the portfolio was intentional, given that these bonds are not consistent with the Fund’s investment objective and philosophy.

The number of individual bonds held in the portfolio decreased slightly over the reporting period from 74 to 73 bonds. Turnover during the reporting period was only 4.09%. Texas and California remained the largest single states of investment in the Fund at 9.32% and 9.30% of net assets, respectively. The most notable changes to the portfolio included the sale of securities in Louisiana and Oklahoma, each having been approximately a 1.00% net asset weighting in the Fund. New positions were purchased in Alabama and Pennsylvania general obligation bonds maturing in 2022, with year-end net assets of 1.06% and 1.01%, respectively.

Financial highlights for this fund can be found on pages 178-179.

State Farm Money Market Fund Management’s Discussion

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Money Market Fund (the “Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in high quality commercial paper and other short-term debt securities. It is managed by State Farm Investment Management Corp. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Based on total net assets as of December 31, 2006. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

Financial highlights for this Fund can be found on pages 180-181.

State Farm LifePath® Funds Management’s Discussion of Fund Performance

Overview

Describe the State Farm LifePath® Funds investment objective and philosophy.

The State Farm LifePath Funds are organized as “feeder funds” in a “master-feeder” structure. Instead of investing directly in individual securities, the feeder fund, which is offered to the public, invests all its assets in a corresponding LifePath Master Portfolio. References to “the LifePath Funds” are to the feeder funds or the LifePath Master Portfolios, as the context requires, unless otherwise stated. Barclays Global Fund Advisors (Barclays) is the investment adviser for the LifePath Master Portfolios.

The LifePath Funds, through their investment in the LifePath Master Portfolios, allocate their assets among broad types of asset classes by investing in a combination of stock, bond, and money market funds (the “Underlying Funds”) seeking to produce competitive returns consistent with a Fund’s investment objective. Each LifePath Fund seeks a combination of income and growth of capital consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. A LifePath Fund’s time horizon marks the point when the investors plan to start making net withdrawals. Each LifePath Fund has its own time horizon, which affects the acceptable risk level of the LifePath Fund and, in turn, its asset allocation.

Beginning in January 2006, the LifePath Master Portfolios started investing in two additional Underlying Funds: the iShares Cohen & Steers Realty Majors Index Fund and the iShares Lehman TIPS Bond Fund. Both of these new Underlying Funds have distinct risk and return characteristics and were added with the intent to help improve portfolio diversification and enhance the risk/return profile of the portfolios. With the exception of the LifePath® 2040 Master Portfolio not containing an allocation to the iShares Lehman TIPS Bond Fund during 2006, each LifePath Master Portfolio invested in the same Underlying Funds but in differing proportions, depending upon the acceptable risk level of the LifePath Master Portfolio.

Describe the relevant market environment as it related to the State Farm LifePath Funds for the reporting period.

The broad domestic equity markets, as represented by the S&P 500 Index and Russell 2000 Index, posted gains for the 12 months ended December 31, 2006 (the “reporting period”), returning 15.80% and 18.37%, respectively. International equities, as represented by the MSCI EAFE® Index, gained 26.34% for the reporting period, and bond prices, as represented by the Lehman Brothers U.S. Aggregate Bond Index, rose 4.33% for the reporting period. Cash, as represented by the Citigroup 3-Month Treasury Bill Index, returned 4.76% for the reporting period.

Domestic equity markets delivered gains during 2006 against a backdrop of stabilizing interest rates, fluctuating oil prices, and corporate profit growth. Before August 2006, the Federal Funds Rate had been raised 17 consecutive times in quarter-point increments starting in June 2004. At the August 2006 Federal Open Market Committee (FOMC) meeting (and subsequent meetings since), the Fed elected to keep the Fed Funds Rate unchanged citing signs of moderating economic growth and a slowing housing market throughout the year as factors in their decision. As of December 31, 2006, the Fed Funds Rate was 5.25%, up from 4.25% as of December 31, 2005 and 1% as of June of 2004. As always, it is unknown what future actions the Fed may take regarding the Fed Funds Rate.

Although oil prices continued to escalate for the first six months of the year from over $61/barrel in January 2006 to highs of over $77/barrel by July 2006, prices sank in the final six months of the year to end 2006 below $62/barrel. Corporate earnings per share continued to grow during the reporting period, while price/earnings valuations for the companies that comprise the S&P 500 Index remained stable.

Falling energy and the softening real estate market helped to alleviate some inflationary pressures which in turn hurt the performance of Treasury inflation-protected securities (“TIPS”). In fact, TIPS ended 2006 up only 0.41% as represented by the Lehman Brother U.S. Treasury Inflation Notes Index1.

Although the U.S. real estate market saw a downturn, particularly in the second half of the reporting period, real estate investment trusts (“REITs”), as represented by the Cohen & Steers Realty Majors Index®2, closed the year 39.86% higher. The REIT market performance was supported by steady merger and acquisition activity throughout the year.

International markets, represented by the MSCI EAFE Index, delivered gains that outpaced those of the domestic equity markets during the reporting period. Stronger economic growth abroad, coupled with a depreciating U.S. dollar, helped to push the overseas markets ahead of the U.S. markets. During 2006, the value of the U.S. dollar compared to most foreign currencies declined, falling 11.79% against the Euro and 14.00% against the British Pound. However, the Japanese Yen posted the worst 2006 performance among developed market currencies and declined -0.94% against the U.S. dollar. A depreciating U.S. dollar relative to most foreign currencies enhanced the returns that U.S. investors were able to generate in international securities during 2006.

[1]	The Lehman Brothers Treasury Inflation Notes Index is an unmanaged index composed of inflation protected securities issued by the U.S. Treasury.

[2]

The Cohen & Steers Realty Majors Index consists of selected Real Estate Investment Trusts (“REITs”). The objective of the index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry.

iShares, LifePath, and LifePath followed by 2010, 2020, 2030, and 2040 are all registered trademarks of Barclays Global Investors, N.A. All other trademarks, service marks or registered trademarks are the property of their respective owners.

What factors helped and hindered performance of the LifePath Funds during the reporting period?

The LifePath Funds are invested in a combination of the Underlying Funds for which Barclays is the investment adviser. With the exception of the LifePath 2040 Fund not containing an allocation to the iShares Lehman TIPS Bond Fund during 2006, each LifePath Fund invested in the same Underlying Funds but in differing proportions, depending upon the acceptable risk level of the LifePath Fund.

The LifePath Funds with longer time horizons, such as the LifePath 2040 Fund, invested a greater share of their assets in equity-oriented Underlying Funds, such as the iShares MSCI EAFE Index Fund and the Active Stock Master Portfolio. The more conservative LifePath Funds, such as the LifePath Income Fund, allocated more of their assets to fixed income-oriented investments, such as the CoreAlpha Bond Master Portfolio and the iShares Lehman TIPS Bond Fund. As a result, the LifePath 2040 Fund posted a higher return than the more conservative LifePath Funds.

During 2006, each LifePath Fund (with the exception of the LifePath 2040 Fund as noted previously) invested a portion of their assets in five different exchange-traded funds (iShares) managed by Barclays: the iShares MSCI EAFE Index Fund, the iShares S&P MidCap 400 Index Fund, the iShares S&P SmallCap 600 Index Fund, the iShares Cohen & Steers Realty Majors Index Fund, and the iShares Lehman TIPS Bond Fund. The LifePath 2040 Fund did not include an allocation to the iShares Lehman TIPS Bond Fund during 2006. All iShares investments contributed positively to the returns of the LifePath Funds for the reporting period.

The LifePath Funds invested a significant amount of their assets in the Active Stock and CoreAlpha Bond Master Portfolios. Both of these Master Portfolios seek to outperform their respective benchmark indices while maintaining similar risk profiles as those benchmarks by employing quantitative models that help to identify a subset of securities from the benchmark to invest in. For 2006, the Active Stock Master Portfolio invested in 216 securities of which 91% were from the benchmark S&P 500 Index. The Active Stock Master Portfolio maintained sector weights and an overall risk profile that was similar to the benchmark during 2006. However, it underperformed the benchmark by -0.15% (15.65% vs. 15.80%, respectively) during the year with security selection within the Food & Beverage and Electric Utilities industries detracting from performance.

Utilizing similar quantitative techniques as described above, the CoreAlpha Bond Master Portfolio slightly outperformed the return for its respective benchmark, the Lehman Brothers U.S. Aggregate Bond Index during 2006. The CoreAlpha Bond Master Portfolio was underweight in high credit quality bonds relative to the U.S. Aggregate Bond Index. As of December 31, 2006 the CoreAlpha Bond Master Portfolio held 33.43% in Aaa+ bonds versus 70.62% for the U.S. Aggregate Bond Index. The majority of the underweighted assets were invested in other investment grade rated bonds like A and Baa while a subset, 6.2%, was invested in below-investment grade bonds. During 2006, lower-quality, higher-yield bonds performed better relative to higher-quality, lower-yield bonds. As a result, the CoreAlpha Bond Master Portfolio slightly outperformed the U.S. Aggregate Bond Index by 0.03% for the year (4.36% versus 4.33%, respectively).

State Farm LifePath Income Fund

Provide an illustration of the Fund’s investments.

*	Illustrated by Security Type and based on total net assets in the Master Portfolio as of December 31, 2006. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Fund holdings and the Portfolio Allocation for the Master Portfolio, both found later in this report.

How did the State Farm LifePath® Income Fund perform during the reporting period?

For the 1-year period ended December 31, 2006, Legacy Class A shares of the State Farm LifePath Income Fund had a total return without sales charge of 8.30% after expenses. The total return for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 15.80% and the Lehman Brothers U.S. Aggregate Bond Index 4.33%.

Because of the multi-asset structure of the LifePath Income Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath Income Fund’s investments for the upcoming quarter. As of December 31, 2006, the total return of the LifePath Income Fund’s blended benchmark was 9.46% for the 1-year period and had the following composition:

Index	LifePath Income Fund’s Blended Benchmark Weighting
Lehman Brothers U.S. Aggregate Bond Index	52.24%
S&P 500 Index	19.40%
MSCI EAFE Index	10.29%
Lehman Brothers U.S. Treasury Inflation Notes Index	9.90%
S&P MidCap 400 Index[1]	3.51%
Cohen & Steers Realty Majors Index	2.86%
S&P SmallCap 600 Index[2]	1.80%

The line graphs and tables below provide additional perspective for the State Farm LifePath Income Fund’s long term results.

[1]

Standard & Poor’s MidCap 400 Index (S&P MidCap 400) is an unmanaged group of 400 medium-capitalization (between $1 billion and $4.5 billion as of December 31, 2006) stocks chosen for market size, liquidity, and industry group representation. The S&P MidCap 400 covers approximately 7% of the U.S. equities market.

[2]

Standard & Poor’s SmallCap 600 Index (S&P MidCap 600) is an unmanaged group of 600 small-capitalization (between $300 million and $1.5 billion as of December 31, 2006) stocks chosen for market size, liquidity, and industry group representation. The S&P SmallCap 600 covers approximately 3% of the U.S. equities market.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 5% for Class A shares at initial investment and for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect a maximum sales charge of 5%. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[1]	See footnotes for LifePath 2040 Fund on page 55 for a description of the indices.

[2]

On December 31, 2006, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 52.24% Lehman Brothers U.S. Aggregate Bond Index, 19.40% S&P 500 Index, 3.51% S&P MidCap 400 Index, 1.80% S&P SmallCap 600 Index, 10.29% MSCI EAFE Index, 2.86% Cohen & Steers Realty Majors Index, and 9.90% Lehman Brothers U.S. Treasury Inflation Notes Index. Unlike an investment in the LifePath Income Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A, Legacy Class B and Institutional shares from 05/09/2003. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 3% for Legacy Class A shares at initial investment, and a maximum sales charge of 2.5% for Legacy Class B shares at the end of the most recent fiscal year. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A, Legacy Class B and Institutional shares because of differing loads and expenses between the share classes. Returns in the table reflect a maximum sales charge of 3% for Legacy Class A and for Legacy Class B shares at one year, and a maximum sales charge of 2.5% for Legacy Class B shares Life of Class performance. Ending net asset values on 5/9/2003 are used to calculate values used on the line graph and Life of Class returns in the table for Legacy Class A, Legacy Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for LifePath 2040 Fund on page 55 for a description of the indices.
[2]

On December 31, 2006, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 52.24% Lehman Brothers U.S. Aggregate Bond Index,19.40% S&P 500 Index, 3.51% S&P MidCap 400 Index, 1.80% S&P SmallCap 600 Index, 10.29% MSCI EAFE Index, 2.86% Cohen & Steers Realty Majors Index, and 9.90% Lehman Brothers U.S. Treasury Inflation Notes Index. Unlike an investment in the LifePath Income Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

What factors helped and hindered performance of the LifePath Income Fund during the reporting period?

The main driver to performance for the LifePath Income Fund was its allocation to the CoreAlpha Bond Master Portfolio - which made up the majority of the bond allocation of the LifePath Income Fund in 2006. At the end of December 2006 this weighting stood at 51.38% which was down from 64.65% at the end of 2005. As highlighted earlier, the CoreAlpha Bond Master Portfolio is benchmarked to the Lehman Brothers U.S. Aggregate Bond Index. The CoreAlpha Bond Master Portfolio was underweight in high credit quality bonds relative to the U.S. Aggregate Bond Index. As of December 31, 2006 the CoreAlpha Bond Master Portfolio held 33.43% in Aaa+ bonds versus 70.62% for the U.S. Aggregate Bond Index. The majority of the underweighted assets were invested in other investment grade rated bonds like A and Baa while a subset, 6.2%, was invested in below-investment grade bonds. During 2006, lower-quality, higher-yield bonds performed better relative to higher-quality, lower-yield bonds. As a result, the CoreAlpha Bond Master Portfolio slightly outperformed the U.S. Aggregate Bond Index by 0.03% for the year (4.36% versus 4.33%, respectively). Starting in January 2006, an allocation was added to the iShares Lehman TIPS Bond Fund within the LifePath Income Fund. As of December 31, 2006, the LifePath Income Fund held 10.06% of total net assets in the iShares Lehman TIPS Bond Fund which returned 0.31% for the year.

The LifePath Income Fund’s equity exposure helped results and the largest equity allocation was to the Active Stock Master Portfolio (19.82% of the LifePath Income Fund’s total net assets), which slightly underperformed the S&P 500 Index by -0.15% (15.65% vs. 15.80%, respectively). The LifePath Income Fund also benefited from exposure to international stocks through the iShares MSCI EAFE Index Fund (9.65% of the LifePath Income Fund’s total net assets) which returned 26.01% for the reporting period. Positive contributions to the LifePath Income Fund’s performance also came from its remaining iShares investments: iShares S&P MidCap 400 Index Fund (10.14% return for the reporting period) made up 3.67% of the LifePath Income Fund’s net assets; iShares S&P SmallCap 600 Index Fund (14.94% return for the reporting period) made up 1.89% of the LifePath Income Fund’s net assets; and iShares Cohen & Steers Realty Majors Index Fund (39.03% return for the reporting period) made up 2.68% of the LifePath Income Fund’s net assets. The allocation to the iShares Cohen & Steers Realty Majors Index Fund began in January 2006. The remainder of the LifePath Income Fund (0.85% of its total net assets) consisted of Short-Term and Other Net Assets as of December 31, 2006.

Financial highlights for this Fund can be found on pages 182-183.

State Farm LifePath 2010 Fund

Provide an illustration of the Fund’s investments.

*	Illustrated by Security Type and based on total net assets in the Master Portfolio as of December 31, 2006. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Fund holdings and the Portfolio Allocation for the Master Portfolio, both found later in this report.

How did the State Farm LifePath 2010® Fund perform during the reporting period?

For the 1-year period ended December 31, 2006, Legacy Class A shares of the State Farm LifePath 2010 Fund had a total return without sales charge of 9.79% after expenses. The total return for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 15.80% and the Lehman Brothers U.S. Aggregate Bond Index 4.33%.

Because of the multi-asset structure of the LifePath 2010 Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2010 Fund’s investments during the upcoming quarter. As of December 31, 2006, the total return of the LifePath 2010 Fund’s blended benchmark was 10.91% for the 1-year period and had the following composition:

Index	LifePath 2010 Fund’s Blended Benchmark Weighting
Lehman Brothers U.S. Aggregate Bond Index	44.94%
S&P 500 Index	24.60%
MSCI EAFE Index	12.46%
Lehman Brothers U.S. Treasury Inflation Notes Index	8.43%
S&P MidCap 400 Index	4.12%
Cohen & Steers Realty Majors Index	3.34%
S&P SmallCap 600 Index	2.11%

The line graphs and tables below provide additional perspective for the State Farm LifePath 2010 Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 5% for Class A shares at initial investment and for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect a maximum sales charge of 5%. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[1]	See footnotes for LifePath 2040 Fund on page 55 for a description of the indices.

[2]

On December 31, 2006, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 44.94% Lehman Brothers U.S. Aggregate Bond Index, 24.60% S&P 500 Index, 4.12% S&P MidCap 400 Index, 2.11% S&P SmallCap 600 Index, 12.46% MSCI EAFE Index, 3.34% Cohen & Steers Realty Majors Index, and 8.43% Lehman Brothers U.S. Treasury Inflation Notes Index. Unlike an investment in the LifePath 2010 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A, Legacy Class B and Institutional shares from 05/09/2003. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 3% for Legacy Class A shares at initial investment, and a maximum sales charge of 2.5% for Legacy Class B shares at the end of the most recent fiscal year. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A, Legacy Class B and Institutional shares because of differing loads and expenses between the share classes. Returns in the table reflect a maximum sales charge of 3% for Legacy Class A and for Legacy Class B shares at one year, and a maximum sales charge of 2.5% for Legacy Class B shares Life of Class performance. Ending net asset values on 5/9/2003 are used to calculate values used on the line graph and Life of Class returns in the table for Legacy Class A, Legacy Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for LifePath 2040 Fund on page 55 for a description of the indices.
[2]

On December 31, 2006, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 44.94% Lehman Brothers U.S. Aggregate Bond Index, 24.60% S&P 500 Index, 4.12% S&P MidCap 400 Index, 2.11% S&P SmallCap 600 Index, 12.46% MSCI EAFE Index, 3.34% Cohen & Steers Realty Majors Index, and 8.43% Lehman Brothers U.S. Treasury Inflation Notes Index. Unlike an investment in the LifePath 2010 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2010 Fund during the reporting period?

The main driver to performance for the LifePath 2010 Fund was its allocation to the CoreAlpha Bond Master Portfolio - which made up the majority of the bond allocation of the LifePath 2010 Fund in 2006. At the end of December 2006 this weighting stood at 44.11% which was down from 53.76% at the end of 2005. As highlighted earlier, the CoreAlpha Bond Master Portfolio is benchmarked to the Lehman Brothers U.S. Aggregate Bond Index. The CoreAlpha Bond Master Portfolio was underweight in high credit quality bonds relative to the U.S. Aggregate Bond Index. As of December 31, 2006 the CoreAlpha Bond Master Portfolio held 33.43% in Aaa+ bonds versus 70.62% for the U.S. Aggregate Bond Index. The majority of the underweighted assets were invested in other investment grade rated bonds like A and Baa while a subset, 6.2%, was invested in below-investment grade bonds. During 2006, lower-quality, higher-yield bonds performed better relative to higher-quality, lower-yield bonds. As a result, the CoreAlpha Bond Master Portfolio slightly outperformed the U.S. Aggregate Bond Index by 0.03% for the year (4.36% versus 4.33%, respectively). Starting in January 2006, an allocation was added to the iShares Lehman TIPS Bond Fund within the LifePath 2010 Fund. As of December 31, 2006, the LifePath 2010 Fund held 8.70% of total net assets in the iShares Lehman TIPS Bond Fund which returned 0.31% for the year.

The LifePath 2010 Fund’s equity exposure helped results and the largest equity allocation was to the Active Stock Master Portfolio (24.97% of the LifePath 2010 Fund’s total net assets), which slightly underperformed the S&P 500 Index by -0.15% (15.65% vs. 15.80%, respectively). The LifePath 2010 Fund also benefited from exposure to international stocks through the iShares MSCI EAFE Index Fund (11.48% of the LifePath 2010 Fund’s total net assets) which returned 26.01% for the reporting period. Positive contributions to the LifePath 2010 Fund’s performance also came from its remaining iShares investments: iShares S&P MidCap 400 Index Fund (10.14% return for the reporting period) made up 4.16% of the LifePath 2010 Fund’s net assets; iShares S&P SmallCap 600 Index Fund (14.94% return for the reporting period) made up 2.12% of the LifePath 2010 Fund’s net assets; and iShares Cohen & Steers Realty Majors Index Fund (39.03% return for the reporting period) made up 3.10% of the LifePath 2010 Fund’s net assets. The allocation to the iShares Cohen & Steers Realty Majors Index Fund began in January 2006. The remainder of the LifePath 2010 Fund (1.36% of its total net assets) consisted of Short-Term and Other Net Assets as of December 31, 2006.

Financial highlights for this Fund can be found on pages 184-185.

State Farm LifePath 2020 Fund

Provide an illustration of the Fund’s investments.

*	Illustrated by Security Type and based on total net assets in the Master Portfolio as of December 31, 2006. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Fund holdings and the Portfolio Allocation for the Master Portfolio, both found later in this report.

How did the State Farm LifePath 2020® Fund perform during the reporting period?

For the 1-year period ended December 31, 2006, Legacy Class A shares of the State Farm LifePath 2020 Fund had a total return without sales charge of 12.63% after expenses. The total return for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 15.80% and the Lehman Brothers U.S. Aggregate Bond Index 4.33%.

Because of the multi-asset structure of the LifePath 2020 Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2020 Fund’s investments during the upcoming quarter. As of December 31, 2006, the total return of the LifePath 2020 Fund’s blended benchmark was 13.84% for the 1-year period and had the following composition:

Index	LifePath 2020 Fund’s Blended Benchmark Weighting
S&P 500 Index	36.08%
Lehman Brothers U.S. Aggregate Bond Index	28.84%
MSCI EAFE Index	17.25%
S&P MidCap 400 Index	5.45%
Lehman Brothers U.S. Treasury Inflation Notes Index	5.18%
Cohen & Steers Realty Majors Index	4.41%
S&P SmallCap 600 Index	2.79%

The line graphs and tables below provide additional perspective for the State Farm LifePath 2020 Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 5% for Class A shares at initial investment and for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect a maximum sales charge of 5%. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[1]	See footnotes for LifePath 2040 Fund on page 55 for a description of the indices.

[2]

On December 31, 2006, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 28.84% Lehman Brothers U.S. Aggregate Bond Index, 36.08% S&P 500 Index, 5.45% S&P MidCap 400 Index, 2.79% S&P SmallCap 600 Index, 17.25% MSCI EAFE Index, 4.41% Cohen & Steers Realty Majors Index, and 5.18% Lehman Brothers U.S. Treasury Inflation Notes Index. Unlike an investment in the LifePath 2020 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A, Legacy Class B and Institutional shares from 05/09/2003. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 3% for Legacy Class A shares at initial investment, and a maximum sales charge of 2.5% for Legacy Class B shares at the end of the most recent fiscal year. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A, Legacy Class B and Institutional shares because of differing loads and expenses between the share classes. Returns in the table reflect a maximum sales charge of 3% for Legacy Class A and for Legacy Class B shares at one year, and a maximum sales charge of 2.5% for Legacy Class B shares Life of Class performance. Ending net asset values on 5/9/2003 are used to calculate values used on the line graph and Life of Class returns in the table for Legacy Class A, Legacy Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for LifePath 2040 Fund on page 55 for a description of the indices.
[2]

On December 31, 2006, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 28.84% Lehman Brothers U.S. Aggregate Bond Index, 36.08% S&P 500 Index, 5.45% S&P MidCap 400 Index, 2.79% S&P SmallCap 600 Index, 17.25% MSCI EAFE Index, 4.41% Cohen & Steers Realty Majors Index, and 5.18% Lehman Brothers U.S. Treasury Inflation Notes Index. Unlike an investment in the LifePath 2020 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2020 Fund during the reporting period?

The main driver to performance for the LifePath 2020 Fund was its allocation to the Active Stock Master Portfolio - which made up over half of the LifePath 2020 Fund’s equity exposure. At the end of December 2006 this weighting stood at 36.35% which is down from 38.44% at the end of 2005. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the S&P 500 Index. While the Active Stock Master Portfolio maintained sector weightings similar to the Index, it invested in only 216 stocks with 9% of those securities being invested in companies that were not part of the Index. During 2006, however, the Active Stock Master Portfolio underperformed the S&P 500 Index benchmark by -0.15% (15.65% vs. 15.80%, respectively) with security selection within the Food & Beverage and Electric Utilities industries detracting from performance.

The LifePath 2020 Fund also benefited from exposure to international stocks through the 26.01% return for the iShares MSCI EAFE Index Fund (15.90% of the LifePath 2020 Fund’s total net assets). Positive contributions to the LifePath 2020 Fund’s performance also came from its remaining equity and U.S. real estate related iShares investments: iShares S&P MidCap 400 Index Fund (10.14% return for the reporting period) made up 5.58% of the LifePath 2020 Fund’s net assets; iShares S&P SmallCap 600 Index Fund (14.94% return for the reporting period) made up 2.90% of the LifePath 2020 Fund’s net assets; and iShares Cohen & Steers Realty Majors Index Fund (39.03% return for the reporting period) made up 4.15% of the LifePath 2020 Fund’s net assets. The allocation to the iShares Cohen & Steers Realty Majors Index Fund began in January 2006.

From a fixed income perspective, the LifePath 2020 Fund held 28.09% of total net assets in the CoreAlpha Bond Master Portfolio. The CoreAlpha Bond Master Portfolio slightly outperformed its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, by 0.03% for the year (4.36% versus 4.33%, respectively). Starting in January 2006, an allocation was added to the iShares Lehman TIPS Bond Fund within the LifePath 2020 Fund. As of December 31, 2006, the LifePath 2020 Fund held 5.33% of total net assets in the iShares Lehman TIPS Bond Fund which returned 0.31% for the year. The remainder of the LifePath 2020 Fund (1.70% of its total net assets) consisted of Short-Term and Other Net Assets as of December 31, 2006.

Financial highlights for this Fund can be found on pages 186-187.

State Farm LifePath 2030 Fund

Provide an illustration of the Fund’s investments.

*	Illustrated by Security Type and based on total net assets in the Master Portfolio as of December 31, 2006. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Fund holdings and the Portfolio Allocation for the Master Portfolio, both found later in this report.

How did the State Farm LifePath 2030® Fund perform during the reporting period?

For the 1-year period ended December 31, 2006, Legacy Class A shares of the State Farm LifePath 2030 Fund had a total return without sales charge of 14.69% after expenses. The total return for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 15.80% and the Lehman Brothers U.S. Aggregate Bond Index 4.33%.

Because of the multi-asset structure of the LifePath 2030 Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2030 Fund’s investments during the upcoming quarter. As of December 31, 2006, the total return of the LifePath 2030 Fund’s blended benchmark was 16.07% for the 1-year period and had the following composition:

Index	LifePath 2030 Fund’s Blended Benchmark Weighting
S&P 500 Index	44.63%
MSCI EAFE Index	20.82%
Lehman Brothers U.S. Aggregate Bond Index	16.82%
S&P MidCap 400 Index	6.45%
Cohen & Steers Realty Majors Index	5.21%
S&P SmallCap 600 Index	3.31%
Lehman Brothers U.S. Treasury Inflation Notes Index	2.76%

The line graphs and tables below provide additional perspective for the State Farm LifePath 2030 Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 5% for Class A shares at initial investment and for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect a maximum sales charge of 5%. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[1]	See footnotes for LifePath 2040 Fund on page 55 for a description of the indices.

[2]

On December 31, 2006, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 16.82% Lehman Brothers U.S. Aggregate Bond Index, 44,63% S&P 500 Index, 6.45% S&P MidCap 400 Index, 3.31% S&P SmallCap 600 Index, 20.82% MSCI EAFE Index, 5.21% Cohen & Steers Realty Majors Index, and 2.76% Lehman Brothers Treasury Inflation Notes Index. Unlike an investment in the LifePath 2030 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A, Legacy Class B and Institutional shares from 05/09/2003. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 3% for Legacy Class A shares at initial investment, and a maximum sales charge of 2.5% for Legacy Class B shares at the end of the most recent fiscal year. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A, Legacy Class B and Institutional shares because of differing loads and expenses between the share classes. Returns in the table reflect a maximum sales charge of 3% for Legacy Class A and for Legacy Class B shares at one year, and a maximum sales charge of 2.5% for Legacy Class B shares Life of Class performance. Ending net asset values on 5/9/2003 are used to calculate values used on the line graph and Life of Class returns in the table for Legacy Class A, Legacy Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for LifePath 2040 Fund on page 55 for a description of the indices.
[2]

On December 31, 2006, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 16.82% Lehman Brothers U.S. Aggregate Bond Index, 44.63% S&P 500 Index, 6.45% S&P MidCap 400 Index, 3.31% S&P SmallCap 600 Index, 20.82% MSCI EAFE Index, 5.21% Cohen & Steers Realty Majors Index, and 2.76% Lehman Brothers Treasury Inflation Notes Index. Unlike an investment in the LifePath 2030 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2030 Fund during the reporting period?

The main driver to performance for the LifePath 2030 Fund was its allocation to the Active Stock Master Portfolio - which made up over half of the LifePath 2030 Fund’s equity exposure. At the end of December 2006 this weighting stood at 44.73% which is down from 46.55% at the end of 2005. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the S&P 500 Index. While the Active Stock Master Portfolio maintained sector weightings similar to the Index, it invested in only 216 stocks with 9% of those securities being invested in companies that were not part of the Index. During 2006, however, the Active Stock Master Portfolio underperformed the S&P 500 Index benchmark by -0.15% (15.65% vs. 15.80%, respectively) with security selection within the Food & Beverage and Electric Utilities industries detracting from performance.

The LifePath 2030 Fund also benefited from exposure to international stocks through the 26.01% return for the iShares MSCI EAFE Index Fund (19.23% of the LifePath 2030 Fund’s total net assets). Positive contributions to the LifePath 2030 Fund’s performance also came from its remaining equity and U.S. real estate related iShares investments: iShares S&P MidCap 400 Index Fund (10.14% return for the reporting period) made up 6.58% of the LifePath 2030 Fund’s net assets; iShares S&P SmallCap 600 Index Fund (14.94% return for the reporting period) made up 3.43% of the LifePath 2030 Fund’s net assets; and iShares Cohen & Steers Realty Majors Index Fund (39.03% return for the reporting period) made up 4.92% of the LifePath 2040 Fund’s net assets. The allocation to the iShares Cohen & Steers Realty Majors Index Fund began in January 2006.

From a fixed income perspective, the LifePath 2030 Fund held 16.23% of total net assets in the CoreAlpha Bond Master Portfolio. The CoreAlpha Bond Master Portfolio slightly outperformed its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, by 0.03% for the year (4.36% versus 4.33%, respectively). Starting in January 2006, an allocation was added to the iShares Lehman TIPS Bond Fund within the LifePath 2030 Fund. As of December 31, 2006, the LifePath 2030 Fund held 2.78% of total net assets in the iShares Lehman TIPS Bond Fund which returned 0.31% for the year. The remainder of the LifePath 2030 Fund (2.10% of its total net assets) consisted of Short-Term and Other Net Assets as of December 31, 2006.

Financial highlights for this Fund can be found on pages 188-189.

State Farm LifePath 2040 Fund

Provide an illustration of the Fund’s investments.

*	Illustrated by Security Type and based on total net assets in the Master Portfolio as of December 31, 2006. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Fund holdings and the Portfolio Allocation for the Master Portfolio, both found later in this report.

How did the State Farm LifePath 2040® Fund perform during the reporting period?

For the 1-year period ended December 31, 2006, Legacy Class A shares of the State Farm LifePath 2040 Fund had a total return without sales charge of 16.46% after expenses. The total return for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 15.80% and the Lehman Brothers U.S. Aggregate Bond Index 4.33%.

Because of the multi-asset structure of the LifePath 2040 Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2040 Fund’s investments during the upcoming quarter. As of December 31, 2006, the total return of the LifePath 2040 Fund’s blended benchmark was 17.99% for the 1-year period and had the following composition:

Index	LifePath 2040 Fund’s Blended Benchmark Weighting
S&P 500 Index	51.79%
MSCI EAFE Index	23.80%
Lehman Brothers U.S. Aggregate Bond Index	7.53%
S&P MidCap 400 Index	7.28%
Cohen & Steers Realty Majors Index	5.87%
S&P SmallCap 600 Index	3.73%

The line graphs and tables below provide additional perspective for the State Farm LifePath 2040 Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 5% for Class A shares at initial investment and for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect a maximum sales charge of 5%. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[1]

The Lehman Brothers U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year.

[2]

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation and financial industries. In total, the S&P 500 is comprised of 500 common stocks.

The Indices represent unmanaged groups of securities that differ from the composition of the LifePath Funds. Unlike an investment in the LifePath Funds, a theoretical investment in any of the Indices does not reflect any expenses. It is not possible to invest directly in an index.

[3]

On December 31, 2006, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 7.53% Lehman Brothers U.S. Aggregate Bond Index, 51.79% S&P 500 Index, 7.28% S&P MidCap 400 Index, 3.73% S&P SmallCap 600 Index, 23.80% MSCI EAFE Index, 5.87% Cohen & Steers Realty Majors Index, and 0.00% Lehman Brothers Treasury Inflation Notes Index. Unlike an investment in the LifePath 2040 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Legacy Class A, Legacy Class B and Institutional shares from 05/09/2003. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 3% for Legacy Class A shares at initial investment, and a maximum sales charge of 2.5% for Legacy Class B shares at the end of the most recent fiscal year. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A, Legacy Class B and Institutional shares because of differing loads and expenses between the share classes. Returns in the table reflect a maximum sales charge of 3% for Legacy Class A and for Legacy Class B shares at one year, and a maximum sales charge of 2.5% for Legacy Class B shares Life of Class performance. Ending net asset values on 5/9/2003 are used to calculate values used on the line graph and Life of Class returns in the table for Legacy Class A, Legacy Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The Lehman Brothers U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year.

[2]

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation and financial industries. In total, the S&P 500 is comprised of 500 common stocks.

The Indices represent unmanaged groups of securities that differ from the composition of the LifePath Funds. Unlike an investment in the LifePath Funds, a theoretical investment in any of the Indices does not reflect any expenses. It is not possible to invest directly in an index.

[3]

On December 31, 2006, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 7.53% Lehman Brothers U.S. Aggregate Bond Index, 51.79% S&P 500 Index, 7.28% S&P MidCap 400 Index, 3.73% S&P SmallCap 600 Index, 23.80% MSCI EAFE Index, 5.87% Cohen & Steers Realty Majors Index, and 0.00% Lehman Brothers Treasury Inflation Notes Index. Unlike an investment in the LifePath 2040 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2040 Fund during the reporting period?

The main driver to performance for the LifePath 2040 Fund was its allocation to the Active Stock Master Portfolio - which made up over half of the LifePath 2040 Fund’s equity exposure. At the end of December 2006 this weighting stood at 51.66% which is down from 55.06% at the end of 2005. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the S&P 500 Index. While the Active Stock Master Portfolio maintained sector weightings similar to the Index, it invested in only 216 stocks with 9% of those securities being invested in companies that were not part of the Index. During 2006, however, the Active Stock Master Portfolio underperformed the S&P 500 Index benchmark by -0.15% (15.65% vs. 15.80%, respectively) with security selection within the Food & Beverage and Electric Utilities industries detracting from performance.

The LifePath 2040 Fund also benefited from exposure to international stocks through the 26.01% return for the iShares MSCI EAFE Index Fund (21.99% of the LifePath 2040 Fund’s total net assets). Positive contributions to the LifePath 2040 Fund’s performance also came from its remaining equity and U.S. real estate related iShares investments: iShares S&P MidCap 400 Index Fund (10.14% return for the reporting period) made up 7.43% of the LifePath 2040 Fund’s net assets; iShares S&P SmallCap 600 Index Fund (14.94% return for the reporting period) made up 3.96% of the LifePath 2040 Fund’s net assets; and iShares Cohen & Steers Realty Majors Index Fund (39.03% return for the reporting period) made up 5.57% of the LifePath 2040 Fund’s net assets. The allocation to the iShares Cohen & Steers Realty Majors Index Fund began in January 2006.

From a fixed income perspective, the LifePath 2040 Fund held 7.12% of total net assets in the CoreAlpha Bond Master Portfolio. The CoreAlpha Bond Master Portfolio slightly outperformed its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, by 0.03% for the year (4.36% versus 4.33%, respectively). The remainder of the LifePath 2040 Fund (2.27% of its total net assets) consisted of Short-Term and Other Net Assets as of December 31, 2006.

Financial highlights for this Fund can be found on pages 190-191.

Expense Example (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and certain redemptions; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; shareholder servicing fees; and other Fund expenses. The Example in the following table for each Fund below is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as stated in the table for each Fund.

Actual Expenses

The Actual information in the table under each Fund name below provides information about actual account values and actual expenses for each Class of shares. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund Class by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual information line under the heading entitled “Expenses Paid During Period” for the applicable Fund Class to estimate the expenses you paid on your account for that Fund Class during the period. If your account has multiple Fund positions, add up the results calculated for each Fund position by Class within your account to estimate the expenses you paid on your total account value. A potential $25 low balance fee is not included in the expenses shown in the table. This fee may be charged to an account holding Class A, Class B, Legacy Class A, Legacy Class B or Institutional shares (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance of the account falls below $1,000 at the close of business on the first business day in November, unless the account was opened on or after January 1 within the same year. You should consider any low balance fee you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The Hypothetical information in the table under each Fund name below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio by Class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Class indicated. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A potential $25 low balance fee is not included in the expenses shown in the table. This fee may be charged to an account holding Class A, Class B, Legacy Class A, Legacy Class B or Institutional shares (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance of the account falls below $1,000 at the close of business on the first business day in November, unless the account was opened on or after January 1 within the same year. You should consider any low balance fee that you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) applicable to Class A, Class B, Legacy Class A, and Legacy Class B shares. Therefore, the Hypothetical information in the table under each Fund name is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

State Farm Equity Fund
	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio Based on the Period July 1, 2006 to December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006[1]
Actual
Class A Shares	$1,000.00	$1,113.53	1.16%	$6.18
Class B Shares	$1,000.00	$1,110.51	1.87%	$9.95
Legacy Class A Shares	$1,000.00	$1,113.81	1.16%	$6.18
Legacy Class B Shares	$1,000.00	$1,112.43	1.57%	$8.36
Institutional Shares	$1,000.00	$1,114.60	0.92%	$4.90
Class R-1 Shares	$1,000.00	$1,111.14	1.48%	$7.88
Class R-2 Shares	$1,000.00	$1,113.19	1.28%	$6.82
Class R-3 Shares	$1,000.00	$1,114.13	0.99%	$5.28
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.36	1.16%	$5.90
Class B Shares	$1,000.00	$1,015.78	1.87%	$9.50
Legacy Class A Shares	$1,000.00	$1,019.36	1.16%	$5.90
Legacy Class B Shares	$1,000.00	$1,017.29	1.57%	$7.98
Institutional Shares	$1,000.00	$1,020.57	0.92%	$4.69
Class R-1 Shares	$1,000.00	$1,017.74	1.48%	$7.53
Class R-2 Shares	$1,000.00	$1,018.75	1.28%	$6.51
Class R-3 Shares	$1,000.00	$1,020.21	0.99%	$5.04

State Farm Small/Mid Cap Equity Fund
	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio Based on the Period July 1, 2006 to December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006[1]
Actual
Class A Shares	$1,000.00	$1,120.21	1.40%	$7.48
Class B Shares	$1,000.00	$1,117.58	2.10%	$11.21
Legacy Class A Shares	$1,000.00	$1,121.00	1.40%	$7.48
Legacy Class B Shares	$1,000.00	$1,118.83	1.80%	$9.61
Institutional Shares	$1,000.00	$1,122.09	1.15%	$6.15
Class R-1 Shares	$1,000.00	$1,118.84	1.72%	$9.19
Class R-2 Shares	$1,000.00	$1,120.38	1.52%	$8.12
Class R-3 Shares	$1,000.00	$1,121.52	1.22%	$6.52
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,018.15	1.40%	$7.12
Class B Shares	$1,000.00	$1,014.62	2.10%	$10.66
Legacy Class A Shares	$1,000.00	$1,018.15	1.40%	$7.12
Legacy Class B Shares	$1,000.00	$1,016.13	1.80%	$9.15
Institutional Shares	$1,000.00	$1,019.41	1.15%	$5.85
Class R-1 Shares	$1,000.00	$1,016.53	1.72%	$8.74
Class R-2 Shares	$1,000.00	$1,017.54	1.52%	$7.73
Class R-3 Shares	$1,000.00	$1,019.06	1.22%	$6.21

State Farm International Equity Fund
	Beginning Account Value July 1, 2006	Ending Account Value* December 31, 2006	Annualized Expense Ratio Based on the Period July 1, 2006 to December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006[1]
Actual
Class A Shares	$1,000.00	$1,118.69	1.50%	$8.01
Class B Shares	$1,000.00	$1,115.55	2.20%	$11.73
Legacy Class A Shares	$1,000.00	$1,119.95	1.50%	$8.02
Legacy Class B Shares	$1,000.00	$1,117.27	1.90%	$10.14
Institutional Shares	$1,000.00	$1,121.16	1.25%	$6.68
Class R-1 Shares	$1,000.00	$1,118.05	1.82%	$9.72
Class R-2 Shares	$1,000.00	$1,118.87	1.62%	$8.65
Class R-3 Shares	$1,000.00	$1,120.46	1.32%	$7.06
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,017.64	1.50%	$7.63
Class B Shares	$1,000.00	$1,014.12	2.20%	$11.17
Legacy Class A Shares	$1,000.00	$1,017.64	1.50%	$7.63
Legacy Class B Shares	$1,000.00	$1,015.63	1.90%	$9.65
Institutional Shares	$1,000.00	$1,018.90	1.25%	$6.36
Class R-1 Shares	$1,000.00	$1,016.03	1.82%	$9.25
Class R-2 Shares	$1,000.00	$1,017.04	1.62%	$8.24
Class R-3 Shares	$1,000.00	$1,018.55	1.32%	$6.72

* See footnote (g) on page 166 in the Financial Highlights.

State Farm S&P 500 Index Fund
	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio Based on the Period July 1, 2006 to December 31, 2006[2]	Expenses Paid During Period July 1, 2006 to December 31, 2006[1]
Actual
Class A Shares	$1,000.00	$1,123.92	0.78%	$4.18
Class B Shares	$1,000.00	$1,119.49	1.48%	$7.91
Legacy Class A Shares	$1,000.00	$1,123.57	0.78%	$4.18
Legacy Class B Shares	$1,000.00	$1,120.50	1.18%	$6.31
Institutional Shares	$1,000.00	$1,124.81	0.53%	$2.84
Class R-1 Shares	$1,000.00	$1,121.51	1.10%	$5.88
Class R-2 Shares	$1,000.00	$1,123.29	0.90%	$4.82
Class R-3 Shares	$1,000.00	$1,124.20	0.60%	$3.21
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.27	0.78%	$3.97
Class B Shares	$1,000.00	$1,017.74	1.48%	$7.53
Legacy Class A Shares	$1,000.00	$1,021.27	0.78%	$3.97
Legacy Class B Shares	$1,000.00	$1,019.26	1.18%	$6.01
Institutional Shares	$1,000.00	$1,022.53	0.53%	$2.70
Class R-1 Shares	$1,000.00	$1,019.66	1.10%	$5.60
Class R-2 Shares	$1,000.00	$1,020.67	0.90%	$4.58
Class R-3 Shares	$1,000.00	$1,022.18	0.60%	$3.06

State Farm Small Cap Index Fund
	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio Based on the Period July 1, 2006 to December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006[1]
Actual
Class A Shares	$1,000.00	$1,089.40	0.95%	$5.00
Class B Shares	$1,000.00	$1,084.52	1.65%	$8.67
Legacy Class A Shares	$1,000.00	$1,088.79	0.95%	$5.00
Legacy Class B Shares	$1,000.00	$1,086.38	1.35%	$7.10
Institutional Shares	$1,000.00	$1,090.52	0.70%	$3.69
Class R-1 Shares	$1,000.00	$1,086.28	1.27%	$6.68
Class R-2 Shares	$1,000.00	$1,088.20	1.07%	$5.63
Class R-3 Shares	$1,000.00	$1,088.86	0.77%	$4.05
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,020.42	0.95%	$4.84
Class B Shares	$1,000.00	$1,016.89	1.65%	$8.39
Legacy Class A Shares	$1,000.00	$1,020.42	0.95%	$4.84
Legacy Class B Shares	$1,000.00	$1,018.40	1.35%	$6.87
Institutional Shares	$1,000.00	$1,021.68	0.70%	$3.57
Class R-1 Shares	$1,000.00	$1,018.80	1.27%	$6.46
Class R-2 Shares	$1,000.00	$1,019.81	1.07%	$5.45
Class R-3 Shares	$1,000.00	$1,021.32	0.77%	$3.92

State Farm International Index Fund
	Beginning Account Value July 1, 2006	Ending Account Value* December 31, 2006	Annualized Expense Ratio Based on the Period July 1, 2006 to December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006[1]
Actual
Class A Shares	$1,000.00	$1,140.08	1.15%	$6.20
Class B Shares	$1,000.00	$1,136.39	1.85%	$9.96
Legacy Class A Shares	$1,000.00	$1,140.91	1.15%	$6.21
Legacy Class B Shares	$1,000.00	$1,138.09	1.55%	$8.35
Institutional Shares	$1,000.00	$1,141.36	0.90%	$4.86
Class R-1 Shares	$1,000.00	$1,139.09	1.47%	$7.93
Class R-2 Shares	$1,000.00	$1,139.78	1.27%	$6.85
Class R-3 Shares	$1,000.00	$1,141.20	0.97%	$5.24
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.41	1.15%	$5.85
Class B Shares	$1,000.00	$1,015.88	1.85%	$9.40
Legacy Class A Shares	$1,000.00	$1,019.41	1.15%	$5.85
Legacy Class B Shares	$1,000.00	$1,017.39	1.55%	$7.88
Institutional Shares	$1,000.00	$1,020.67	0.90%	$4.58
Class R-1 Shares	$1,000.00	$1,017.80	1.47%	$7.48
Class R-2 Shares	$1,000.00	$1,018.80	1.27%	$6.46
Class R-3 Shares	$1,000.00	$1,020.32	0.97%	$4.94

* See footnote (g) on page 173 in the Financial Highlights.

State Farm Equity and Bond Fund
	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio Based on the Period July 1, 2006 to December 31, 2006[3]	Expenses Paid During Period July 1, 2006 to December 31, 2006[1]
Actual
Class A Shares	$1,000.00	$1,087.88	0.98%	$5.16
Class B Shares	$1,000.00	$1,084.04	1.68%	$8.82
Legacy Class A Shares	$1,000.00	$1,086.24	0.98%	$5.15
Legacy Class B Shares	$1,000.00	$1,083.97	1.38%	$7.25
Institutional Shares	$1,000.00	$1,087.99	0.73%	$3.84
Class R-1 Shares	$1,000.00	$1,085.00	1.30%	$6.83
Class R-2 Shares	$1,000.00	$1,085.94	1.10%	$5.78
Class R-3 Shares	$1,000.00	$1,087.38	0.80%	$4.21
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,020.27	0.98%	$4.99
Class B Shares	$1,000.00	$1,016.74	1.68%	$8.54
Legacy Class A Shares	$1,000.00	$1,020.27	0.98%	$4.99
Legacy Class B Shares	$1,000.00	$1,018.25	1.38%	$7.02
Institutional Shares	$1,000.00	$1,021.53	0.73%	$3.72
Class R-1 Shares	$1,000.00	$1,018.65	1.30%	$6.61
Class R-2 Shares	$1,000.00	$1,019.66	1.10%	$5.60
Class R-3 Shares	$1,000.00	$1,021.17	0.80%	$4.08

State Farm Bond Fund
	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio Based on the Period July 1, 2006 to December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006[1]
Actual
Class A Shares	$1,000.00	$1,045.79	0.69%	$3.56
Class B Shares	$1,000.00	$1,043.71	1.09%	$5.61
Legacy Class A Shares	$1,000.00	$1,045.78	0.69%	$3.56
Legacy Class B Shares	$1,000.00	$1,044.70	1.09%	$5.62
Institutional Shares	$1,000.00	$1,047.11	0.44%	$2.27
Class R-1 Shares	$1,000.00	$1,044.13	1.01%	$5.20
Class R-2 Shares	$1,000.00	$1,046.21	0.81%	$4.18
Class R-3 Shares	$1,000.00	$1,047.76	0.51%	$2.63
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.73	0.69%	$3.52
Class B Shares	$1,000.00	$1,019.71	1.09%	$5.55
Legacy Class A Shares	$1,000.00	$1,021.73	0.69%	$3.52
Legacy Class B Shares	$1,000.00	$1,019.71	1.09%	$5.55
Institutional Shares	$1,000.00	$1,022.99	0.44%	$2.24
Class R-1 Shares	$1,000.00	$1,020.11	1.01%	$5.14
Class R-2 Shares	$1,000.00	$1,021.12	0.81%	$4.13
Class R-3 Shares	$1,000.00	$1,022.63	0.51%	$2.60

State Farm Tax Advantaged Bond Fund
	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio Based on the Period July 1, 2006 to December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006[1]
Actual
Class A Shares	$1,000.00	$1,036.47	0.70%	$3.59
Class B Shares	$1,000.00	$1,034.44	1.10%	$5.64
Legacy Class A Shares	$1,000.00	$1,035.58	0.70%	$3.59
Legacy Class B Shares	$1,000.00	$1,033.50	1.10%	$5.64
Institutional Shares	$1,000.00	$1,036.91	0.45%	$2.31
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.68	0.70%	$3.57
Class B Shares	$1,000.00	$1,019.66	1.10%	$5.60
Legacy Class A Shares	$1,000.00	$1,021.68	0.70%	$3.57
Legacy Class B Shares	$1,000.00	$1,019.66	1.10%	$5.60
Institutional Shares	$1,000.00	$1,022.94	0.45%	$2.29

State Farm Money Market Fund
	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio Based on the Period July 1, 2006 to December 31, 2006	Expenses Paid During Period July 1, 2006 to December 31, 2006[1]
Actual
Class A Shares	$1,000.00	$1,024.24	0.60%	$3.06
Class B Shares	$1,000.00	$1,021.87	1.00%	$5.10
Legacy Class A Shares	$1,000.00	$1,023.99	0.60%	$3.06
Legacy Class B Shares	$1,000.00	$1,021.88	1.00%	$5.10
Institutional Shares	$1,000.00	$1,024.65	0.45%	$2.30
Class R-1 Shares	$1,000.00	$1,022.28	0.92%	$4.69
Class R-2 Shares	$1,000.00	$1,023.32	0.72%	$3.67
Class R-3 Shares	$1,000.00	$1,024.34	0.52%	$2.65
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,022.18	0.60%	$3.06
Class B Shares	$1,000.00	$1,020.16	1.00%	$5.09
Legacy Class A Shares	$1,000.00	$1,022.18	0.60%	$3.06
Legacy Class B Shares	$1,000.00	$1,020.16	1.00%	$5.09
Institutional Shares	$1,000.00	$1,022.94	0.45%	$2.29
Class R-1 Shares	$1,000.00	$1,020.57	0.92%	$4.69
Class R-2 Shares	$1,000.00	$1,021.58	0.72%	$3.67
Class R-3 Shares	$1,000.00	$1,022.58	0.52%	$2.65

State Farm LifePath Income Fund
	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006		Annualized Expense Ratio Based on the Period July 1, 2006 to December 31, 2006[2]	Expenses Paid During Period July 1, 2006 to December 31, 2006[1]
Actual
Class A Shares	$1,000.00	$1,069.36		1.21%	$6.31
Class B Shares	$1,000.00	$1,065.36		1.91%	$9.94
Legacy Class A Shares	$1,000.00	$1,068.63		1.21%	$6.31
Legacy Class B Shares	$1,000.00	$1,066.83		1.61%	$8.39
Institutional Shares	$1,000.00	$1,070.54		0.96%	$5.01
Class R-1 Shares	$1,000.00	$1,067.78		1.53%	$7.97
Class R-2 Shares	$1,000.00	$1,068.38		1.33%	$6.93
Class R-3 Shares	$1,000.00	$1,070.55		1.03%	$5.38
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.11		1.21%	$6.16
Class B Shares	$1,000.00	$1,015.58		1.91%	$9.70
Legacy Class A Shares	$1,000.00	$1,019.11		1.21%	$6.16
Legacy Class B Shares	$1,000.00	$1,017.09		1.61%	$8.19
Institutional Shares	$1,000.00	$1,020.37		0.96%	$4.89
Class R-1 Shares	$1,000.00	$1,017.49		1.53%	$7.78
Class R-2 Shares	$1,000.00	$1,018.50		1.33%	$6.77
Class R-3 Shares	$1,000.00	$1,020.01		1.03%	$5.24

State Farm LifePath 2010 Fund
	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006		Annualized Expense Ratio Based on the Period July 1, 2006 to December 31, 2006[2]	Expenses Paid During Period July 1, 2006 to December 31, 2006[1]
Actual
Class A Shares	$1,000.00	$1,076.08		1.18%	$6.17
Class B Shares	$1,000.00	$1,074.56	*	1.87%	$9.78
Legacy Class A Shares	$1,000.00	$1,076.99		1.17%	$6.13
Legacy Class B Shares	$1,000.00	$1,074.06		1.57%	$8.21
Institutional Shares	$1,000.00	$1,077.32		0.92%	$4.82
Class R-1 Shares	$1,000.00	$1,075.08		1.49%	$7.79
Class R-2 Shares	$1,000.00	$1,075.62		1.29%	$6.75
Class R-3 Shares	$1,000.00	$1,077.78		0.99%	$5.18
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.26		1.18%	$6.01
Class B Shares	$1,000.00	$1,015.78		1.87%	$9.50
Legacy Class A Shares	$1,000.00	$1,019.31		1.17%	$5.96
Legacy Class B Shares	$1,000.00	$1,017.29		1.57%	$7.98
Institutional Shares	$1,000.00	$1,020.57		0.92%	$4.69
Class R-1 Shares	$1,000.00	$1,017.69		1.49%	$7.58
Class R-2 Shares	$1,000.00	$1,018.70		1.29%	$6.56
Class R-3 Shares	$1,000.00	$1,020.21		0.99%	$5.04

* See footnote (j) on page 185 in the Financial Highlights.

State Farm LifePath 2020 Fund
	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006		Annualized Expense Ratio Based on the Period July 1, 2006 to December 31, 2006[2]	Expenses Paid During Period July 1, 2006 to December 31, 2006[1]
Actual
Class A Shares	$1,000.00	$1,091.30		1.15%	$6.06
Class B Shares	$1,000.00	$1,088.10		1.85%	$9.74
Legacy Class A Shares	$1,000.00	$1,091.89		1.14%	$6.01
Legacy Class B Shares	$1,000.00	$1,089.87		1.54%	$8.11
Institutional Shares	$1,000.00	$1,093.85	*	0.89%	$4.70
Class R-1 Shares	$1,000.00	$1,090.09		1.46%	$7.69
Class R-2 Shares	$1,000.00	$1,091.55		1.26%	$6.64
Class R-3 Shares	$1,000.00	$1,092.69		0.97%	$5.12
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.41		1.15%	$5.85
Class B Shares	$1,000.00	$1,015.88		1.85%	$9.40
Legacy Class A Shares	$1,000.00	$1,019.46		1.14%	$5.80
Legacy Class B Shares	$1,000.00	$1,017.44		1.54%	$7.83
Institutional Shares	$1,000.00	$1,020.72		0.89%	$4.53
Class R-1 Shares	$1,000.00	$1,017.85		1.46%	$7.43
Class R-2 Shares	$1,000.00	$1,018.85		1.26%	$6.41
Class R-3 Shares	$1,000.00	$1,020.32		0.97%	$4.94

* See footnote (k) on page 187 in the Financial Highlights.

State Farm LifePath 2030 Fund
	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006		Annualized Expense Ratio Based on the Period July 1, 2006 to December 31, 2006[2]	Expenses Paid During Period July 1, 2006 to December 31, 2006[1]
Actual
Class A Shares	$1,000.00	$1,102.68		1.15%	$6.09
Class B Shares	$1,000.00	$1,100.38		1.85%	$9.79
Legacy Class A Shares	$1,000.00	$1,103.78		1.14%	$6.05
Legacy Class B Shares	$1,000.00	$1,101.19		1.54%	$8.16
Institutional Shares	$1,000.00	$1,104.19		0.89%	$4.72
Class R-1 Shares	$1,000.00	$1,101.76		1.46%	$7.73
Class R-2 Shares	$1,000.00	$1,103.05		1.26%	$6.68
Class R-3 Shares	$1,000.00	$1,104.12		0.96%	$5.09
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.41		1.15%	$5.85
Class B Shares	$1,000.00	$1,015.88		1.85%	$9.40
Legacy Class A Shares	$1,000.00	$1,019.46		1.14%	$5.80
Legacy Class B Shares	$1,000.00	$1,017.44		1.54%	$7.83
Institutional Shares	$1,000.00	$1,020.72		0.89%	$4.53
Class R-1 Shares	$1,000.00	$1,017.85		1.46%	$7.43
Class R-2 Shares	$1,000.00	$1,018.85		1.26%	$6.41
Class R-3 Shares	$1,000.00	$1,020.37		0.96%	$4.89

State Farm LifePath 2040 Fund
	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006		Annualized Expense Ratio Based on the Period July 1, 2006 to December 31, 2006[2]	Expenses Paid During Period July 1, 2006 to December 31, 2006[1]
Actual
Class A Shares	$1,000.00	$1,113.67		1.16%	$6.18
Class B Shares	$1,000.00	$1,110.72		1.86%	$9.90
Legacy Class A Shares	$1,000.00	$1,113.25		1.15%	$6.13
Legacy Class B Shares	$1,000.00	$1,111.16		1.55%	$8.25
Institutional Shares	$1,000.00	$1,114.48		0.90%	$4.80
Class R-1 Shares	$1,000.00	$1,111.62		1.47%	$7.82
Class R-2 Shares	$1,000.00	$1,112.60		1.27%	$6.76
Class R-3 Shares	$1,000.00	$1,114.78	*	0.97%	$5.17
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.36		1.16%	$5.90
Class B Shares	$1,000.00	$1,015.83		1.86%	$9.45
Legacy Class A Shares	$1,000.00	$1,019.41		1.15%	$5.85
Legacy Class B Shares	$1,000.00	$1,017.39		1.55%	$7.88
Institutional Shares	$1,000.00	$1,020.67		0.90%	$4.58
Class R-1 Shares	$1,000.00	$1,017.80		1.47%	$7.48
Class R-2 Shares	$1,000.00	$1,018.80		1.27%	$6.46
Class R-3 Shares	$1,000.00	$1,020.32		0.97%	$4.94

*	See footnote (l) on page 191 in the Financial Highlights.

[1]	Expenses are equal to the Fund's annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[2]	Ratio reflects the expenses of both the Fund and its corresponding Master Portfolio.

[3]

Ratio also reflects 60% of the State Farm Equity Fund Institutional Shares expenses plus 40% of the State Farm Bond Fund Institutional Shares expenses. The State Farm Equity and Bond Fund targets a 60%/40% investment ratio between the State Farm Equity Fund and the State Farm Bond Fund. The ratio may vary slightly from 60%/40% throughout the year. Refer to the State Farm Equity and Bond Fund’s Schedule of Investments for the ratio as of December 31, 2006.

Board Approval of Investment Sub-Advisory Agreements

At a meeting of the Board of Trustees of State Farm Mutual Fund Trust (the “Trust”) held on September 15, 2006, all of the Trustees, including all of the Trustees who are not interested persons of the Trust as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”), voted unanimously to approve an Investment Sub-Advisory Agreement between Bridgeway Capital Management, Inc. (“Bridgeway”), the Trust and State Farm Investment Management Corp. (the “Manager”) and voted unanimously to approve an Investment Sub-Advisory Agreement between Rainier Investment Management, Inc. (“Rainier” and together with Bridgeway, the “Sub-Advisers”), the Trust and the Manager. Each sub-advisory agreement appoints the Sub-Adviser to manage a portion of the Trust’s Small/Mid Cap Equity Fund (the “Fund”), which the Manager indicated to the Board would be maintained by the Manager at approximately a 50-50 split. These two agreements together are referred to as the “New Sub-Advisory Agreements.”

Prior to the September 15, 2006 meeting, the Manager had met with representatives of each Sub-Adviser, who provided the Manager with extensive information regarding the Sub-Adviser and its plans on how it proposed to manage its portion of the Fund. Also prior to the Board’s meeting, legal counsel to the Independent Trustees had sent each Sub-Adviser a request for information to be provided to the Board in connection with the Board’s consideration of approving the New Sub-Advisory Agreements. Each Sub-Adviser provided materials to the Board that included responses to that request, other information the Sub-Adviser and the Manager believed useful for the Board to evaluate the New Sub-Advisory Agreements and reports prepared by Lipper Inc., an independent fund tracking organization (the “Lipper Report”), relating to the Sub-Advisers’ performance in managing similar accounts and the Fund’s historical expenses. In addition, the Sub-Advisers provided the Manager and the Board information regarding each Sub-Adviser’s historical performance in managing securities portfolios with investment objectives and strategies similar to the Fund’s investment objectives and strategies, which performance is referred to in this Annual Report as “Related Manager Performance.” Moreover, the Board received and reviewed a memorandum from the independent legal counsel to the Independent Trustees regarding their responsibilities, and met informally with the Manager prior to the September 15th meeting to discuss all of the aforementioned information.

The Independent Trustees discussed all this information extensively at the September 15th Board meeting, with their independent legal counsel and with other Board members, after which the Board discussed various factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s approval of the Sub-Advisory Agreements are discussed separately below.

In considering whether to approve the New Sub-Advisory Agreements, the Trustees first considered the nature, extent and quality of the services proposed to be provided by Bridgeway and Rainier to the Fund. In that regard, the Board considered Bridgeway’s and Rainier’s general reputation, financial resources and business activities, as well as the education and experience of the investment personnel that would be responsible for the day-to-day management of the Fund. In evaluating Bridgeway’s and Rainier’s proposed services, the Manager noted that Bridgeway had settled a dispute with the United States Securities and Exchange Commission related to Bridgeway’s miscalculation of its investment advisory fee for its proprietary mutual funds. The Board also considered that Bridgeway had determined to make shareholders impacted by this issue whole and had adopted appropriate and robust procedures to reasonably preclude similar conduct in the future. The Board concluded that Bridgeway’s and Rainier’s proposed investment teams had a satisfactory, long-term track record and could be capable of producing similar results for the Fund. The Board also considered the view of the Trust’s Chief Compliance Officer that Bridgeway’s and Rainier’s compliance policies and procedures were reasonably designed to prevent and detect violations of the federal securities laws.

In connection with considering the nature, extent and quality of the services proposed to be provided by Bridgeway and Rainier, the Board considered Bridgeway’s and Rainier’s Related Manager Performance. Bridgeway’s Related Manager Performance included the performance of the Bridgeway Small Cap Value Fund and the Bridgeway Ultra-Small Company Fund for the one- and three-year time periods, as well as performance year-to-date and annually since 2003. The Board compared Bridgeway’s Related Manager Performance to the performance of the Morningstar Small Value Category, Morningstar Small Growth Category and the Russell 2000 Index for the same time periods. After considering that information, the Board concluded that Bridgeway’s prior performance has been acceptable in this category, and that it appears that Bridgeway can produce similar results for the Fund.

Rainier’s Related Manager Performance included the performance of the Rainier Small/Mid Cap Equity Portfolio for the three-, five- and ten-year time periods, as well as its performance year-to-date and annually since 2003. The Board compared Rainier’s Related Manager Performance to the performance of the Morningstar Mid-Cap Growth Category, Morningstar Small Growth Category, the Russell 2500 Index and the Russell Midcap Index for the same time periods. After considering that information, the Board concluded that Rainier’s prior performance has been acceptable in this category, and that it appears that Rainier can produce similar results for the Fund.

After considering all of this information, the Board concluded that the nature, quality and extent of services proposed to be provided by Bridgeway and Rainier was acceptable.

The Board next considered the costs of the services proposed to be provided by Bridgeway and Rainier. The Board first noted that the overall costs to the Fund’s shareholders would not change because the Manager was solely responsible for the payment of Bridgeway’s and Rainier’s sub-advisory fees. Nevertheless, the Board examined the proposed sub-advisory fee structure, including the proposed breakpoints as assets in the Fund increase in size. The Manager indicated to the Board that the proposed sub-advisory fees were very competitive. After considering this information, the Board concluded that Bridgeway’s and Rainier’s proposed sub-advisory fees were reasonable and would be in the best interests of the Fund’s shareholders.

The Board next discussed whether Bridgeway or Rainier would derive any other direct or indirect benefits from serving as investment sub-advisers to the Fund. The Manager indicated to the Board that it was not aware of any ancillary or other benefits (other than the sub-advisory fees) that Bridgeway or Rainier would receive for serving as investment sub-adviser, particularly because Bridgeway and Rainier did not have any affiliated broker/dealer with whom they might want to execute trades. The Board concluded that the lack of any ancillary or so-called “fallout” benefits would enable Bridgeway and Rainier to sub-advise the assets of the Fund in a manner that appeared to be free of conflicts of interest.

The Board then discussed the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect economies of scale for the benefit of the Fund. In that regard, the Board determined that, given the relatively small size of the Fund and the fact that the Manager continues to reimburse the Fund for excess expenses, economies of scale was not a relevant factor for the Board’s current considerations to retain Bridgeway and Rainier. The Board also did not take into account the projected profits of Bridgeway and Rainier for acting as sub-adviser to the Fund because the proposed relationship had not yet commenced.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the New Sub-Advisory Agreements with Bridgeway and Rainier.

STATE FARM MUTUAL FUND TRUST EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2006

	Shares	Value
Common Stocks (97.06%)
Consumer Discretionary (6.91%)
Carnival Corp.	27,800	$1,363,590
Clear Channel Communications Inc.	185,400	6,589,116
Dollar Tree Stores Inc. (a)	27,400	824,740
General Motors Corp.	54,900	1,686,528
Hanesbrands Inc. (a)	58,700	1,386,494
Idearc Inc. (a)	6,210	177,916
Jarden Corp. (a)	116,700	4,059,993
Johnson Controls Inc.	32,000	2,749,440
Leggett & Platt Inc.	81,300	1,943,070
McDonald’s Corp.	29,700	1,316,601

		22,097,488

Consumer Staples (11.20%)
Altria Group Inc.	128,000	10,984,960
Avon Products Inc.	67,100	2,216,984
General Mills Inc.	41,000	2,361,600
Kraft Foods Inc. Class A	230,300	8,221,710
Sara Lee Corp.	469,600	7,997,288
Unilever NV New York Shares	147,900	4,030,275

		35,812,817

Energy (6.89%)
Chevron Corp.	35,700	2,625,021
Exxon Mobil Corp.	40,300	3,088,189
Royal Dutch Shell PLC ADR Class A	61,000	4,318,190
Royal Dutch Shell PLC ADR Class B	55,300	3,934,595
Transocean Inc. (a)	52,200	4,222,458
Weatherford International Ltd. (a)	92,100	3,848,859

		22,037,312

Financials (34.55%)
American International Group Inc.	68,800	4,930,208
AmeriCredit Corp. (a)	93,800	2,360,946
Berkshire Hathaway Inc. Class A (a)	24	2,639,760
Capital One Financial Corp.	57,000	4,378,740
Chubb Corp.	37,100	1,962,961
Compass Bancshares Inc.	14,500	864,925
Douglas Emmett Inc.	104,200	2,770,678
Fifth Third Bancorp	108,400	4,436,812
General Growth Properties Inc.	108,200	5,651,286
Goldman Sachs Group Inc.	9,000	1,794,150
Hartford Financial Services Group Inc.	25,000	2,332,750
Host Hotels & Resorts Inc.	96,100	2,359,255
Hudson City Bancorp Inc.	355,300	4,931,564
IndyMac Bancorp Inc.	94,000	4,245,040
JPMorgan Chase & Co.	208,800	10,085,040
Marsh & McLennan Companies Inc.	262,000	8,032,920
Merrill Lynch & Co. Inc.	34,200	3,184,020
RenaissanceRe Holdings Ltd.	53,200	3,192,000
SLM Corp.	164,700	8,032,419
St. Paul Travelers Co. Inc.	21,500	1,154,335
Wachovia Corp.	137,926	7,854,886

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Washington Mutual Inc.	250,300	$11,386,147
Wells Fargo & Co.	235,600	8,377,936
XL Capital Ltd. Class A	49,500	3,564,990

		110,523,768

Health Care (8.29%)
AstraZeneca PLC ADR	69,600	3,727,080
Eli Lilly & Co.	13,300	692,930
Merck & Co. Inc.	124,800	5,441,280
Pfizer Inc.	271,280	7,026,152
Sanofi-Aventis ADR	69,100	3,190,347
WellPoint Inc. (a)	81,900	6,444,711

		26,522,500

Industrials (9.00%)
3M Co.	39,800	3,101,614
American Standard Cos. Inc.	29,900	1,370,915
Emerson Electric Co.	53,400	2,353,338
General Electric Co.	321,000	11,944,410
Hubbell Inc. Class B	25,600	1,157,376
Illinois Tool Works Inc.	65,700	3,034,683
Siemens AG ADR	23,100	2,276,505
Tyco International Ltd.	69,500	2,112,800
Union Pacific Corp.	15,600	1,435,512

		28,787,153

Materials & Processes (4.97%)
Air Products & Chemicals Inc.	24,900	1,749,972
Alcoa Inc.	93,900	2,817,939
E.I. du Pont de Nemours and Co.	19,400	944,974
International Paper Co.	110,800	3,778,280
Lyondell Chemical Co.	80,000	2,045,600
Methanex Corp.	53,300	1,458,821
The Dow Chemical Co.	77,200	3,083,368

		15,878,954

Technology (7.41%)
Affiliated Computer Services Inc. Class A (a)	41,500	2,026,860
Fairchild Semiconductor International Inc. (a)	172,000	2,891,320
Flextronics International Ltd. (a)	416,900	4,786,012
Hewlett-Packard Co.	61,500	2,533,185
Intel Corp.	423,100	8,567,775
International Rectifier Corp. (a)	32,400	1,248,372
Jabil Circuit Inc.	67,400	1,654,670

		23,708,194

Telecommunication Services (4.52%)
AT&T Inc.	232,900	8,326,175
Sprint Nextel Corp.	179,100	3,383,199

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares or principal amount	Value
Common Stocks (Cont.)
Telecommunication Services (Cont.)
Verizon Communications Inc.	73,500	$2,737,140

		14,446,514

Utilities (3.32%)
CMS Energy Corp. (a)	194,700	3,251,490
Duke Energy Corp.	52,300	1,736,883
Equitable Resources Inc.	28,700	1,198,225
MDU Resources Group Inc.	23,450	601,258
NiSource Inc.	92,700	2,234,070
Pinnacle West Capital Corp.	31,800	1,610,352

		10,632,278

Total Common Stocks
(cost $ 270,651,554)		310,446,978

Corporate Bonds (1.07%)
Automotive (1.07%)
Ford Motor Co. Convertible Corporate Bond
4.250%, 12/15/2036	$3,213,000	3,433,894

Total Corporate Bonds
(cost $ 3,232,949)		3,433,894

Short-term Investments (2.01%)
JPMorgan Prime Money Market Fund	6,427,032	6,427,032

Total Short-term Investments
(cost $ 6,427,032)		6,427,032

TOTAL INVESTMENTS (100.14%)
(cost $ 280,311,535)		320,307,904

LIABILITIES, NET OF OTHER ASSETS (-0.14%)		(451,737)

NET ASSETS (100.00%)		$319,856,167

(a)	Non-income producing security.

ADR - American Depository Receipt

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2006

	Shares	Value
Common Stocks (95.80%)
Consumer Discretionary (16.09%)
AnnTaylor Stores Corp. (a)	22,900	$752,036
Big Lots Inc. (a)	70,900	1,625,028
Books-A-Million Inc.	37,700	855,036
Brightpoint Inc. (a)	57,300	770,685
Carter’s Inc. (a)	25,050	638,775
CEC Entertainment Inc. (a)	19,900	800,975
Chindex International, Inc. (a)	41,700	786,462
Coach Inc. (a)	14,550	625,068
Dillard’s Inc. Class A	34,400	1,202,968
GameStop Corp. Class A (a)	15,300	843,183
Goodyear Tire & Rubber Co. (a)	47,000	986,530
Hilton Hotels Corp.	27,900	973,710
J.C. Penney Co. Inc.	4,750	367,460
Kohl’s Corp. (a)	10,650	728,779
Midwest Air Group Inc. (a)	95,600	1,099,400
Nutri/System Inc. (a)	6,750	427,883
OfficeMax Inc.	16,800	834,120
Panera Bread Co. (a)	14,700	821,877
PC Connection Inc. (a)	58,900	873,487
Penn National Gaming Inc. (a)	16,950	705,459
Skechers U.S.A. Inc. (a)	29,500	982,645
Sotheby’s	37,900	1,175,658
Spartan Motors Inc.	53,100	806,058
Tiffany & Co.	12,650	496,386
Urban Outfitters Inc. (a)	26,950	620,658
Vail Resorts Inc. (a)	15,600	699,192
Warnaco Group Inc. (a)	31,000	786,780

		22,286,298

Consumer Staples (6.36%)
Angeion Corp. (a)	57,000	697,110
Church & Dwight Co. Inc.	13,700	584,305
Corn Products International Inc.	21,700	749,518
CPI Corp.	19,000	883,310
CVS Corp.	16,850	520,833
Deluxe Corp.	32,100	808,920
Fomento Economico Mexicano S.A.B de C.V ADR	6,750	781,380
M & F Worldwide Corp. (a)	48,200	1,217,532
NBTY Inc. (a)	21,700	902,069
TreeHouse Foods Inc. (a)	24,600	767,520
Zoll Medical Corp. (a)	15,300	891,072

		8,803,569

Energy (4.94%)
Diamond Offshore Drilling Inc.	15,150	1,211,091
Dril-Quip Inc. (a)	12,850	503,206
National-Oilwell Varco Inc. (a)	13,950	853,461
Noble Corp.	24,250	1,846,638
Noble Energy Inc.	9,100	446,537
Swift Energy Co. (a)	15,500	694,555
TETRA Technologies Inc. (a)	7,250	185,455

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Tidewater Inc.	14,300	$691,548
Transocean Inc. (a)	5,100	412,539

		6,845,030
Financial Services (16.24%)
ACE Ltd.	9,800	593,586
Advanta Corp.	17,200	750,436
Affiliated Managers Group Inc. (a)	2,100	220,773
Alliance Data Systems Corp. (a)	16,450	1,027,631
Allied World Assurance Holdings Ltd.	14,000	610,820
American Physicians Capital Inc. (a)	19,800	792,792
Ameriprise Financial Inc.	8,050	438,725
Arch Capital Group Ltd. (a)	11,450	774,135
Assurant Inc.	16,150	892,287
Capital One Financial Corp.	6,850	526,217
Chubb Corp.	15,200	804,232
CNA Surety Corp. (a)	39,600	851,400
East West Bancorp Inc.	21,300	754,446
EMC Insurance Group Inc.	23,400	798,408
Franklin Resources Inc.	8,850	975,004
GATX Corp.	14,950	647,784
GFI Group Inc. (a)	11,800	734,668
Investment Technology Group Inc. (a)	18,650	799,712
Knight Capital Group Inc. (a)	44,900	860,733
Lazard Ltd. Class A	10,450	494,703
Mercer Insurance Group Inc.	39,200	790,272
Northern Trust Corp.	21,150	1,283,593
Odyssey Re Holdings Corp.	22,400	835,520
Redwood Trust Inc.	9,200	534,336
Safety Insurance Group Inc.	23,300	1,181,543
SEI Investments Co.	5,200	309,712
Sunstone Hotel Investors Inc.	32,350	864,716
Tower Group Inc.	24,000	745,680
Unitrin Inc.	16,200	811,782
W. R. Berkley Corp.	17,150	591,847
Zions Bancorporation	2,250	185,490

		22,482,983

Health Care (6.54%)
Barr Pharmaceuticals Inc. (a)	15,700	786,884
Caremark Rx Inc.	13,550	773,840
Cytyc Corp. (a)	33,400	945,220
Endo Pharmaceuticals Holdings Inc. (a)	23,950	660,541
Genzyme Corp. (a)	7,900	486,482
Gilead Sciences Inc. (a)	7,100	461,003
HealthExtras Inc. (a)	22,600	544,660
Immucor Inc. (a)	11,800	344,914
Intuitive Surgical Inc. (a)	5,300	508,270
Nektar Therapeutics (a)	19,550	297,356
Omnicare Inc.	15,050	581,381
Psychiatric Solutions Inc. (a)	20,350	763,532
QIAGEN NV (a)	22,950	347,234

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Shire PLC ADR	6,450	$398,352
United Therapeutics Corp. (a)	13,150	714,965
VCA Antech Inc. (a)	13,850	445,832

		9,060,466

Industrials (20.25%)
Acuity Brands Inc.	15,000	780,600
AEP Industries Inc. (a)	15,400	820,974
Ampco-Pittsburgh Corp.	22,800	763,344
Celadon Group Inc. (a)	42,700	715,225
Ceradyne Inc. (a)	23,200	1,310,800
Commercial Metals Co.	27,200	701,760
CSX Corp.	19,300	664,499
Foster Wheeler Ltd. (a)	14,700	810,558
General Cable Corp. (a)	7,850	343,124
Greif Inc.	8,000	947,200
Herman Miller Inc.	34,500	1,254,420
Joy Global Inc.	30,550	1,476,787
Lindsay Corp.	56,400	1,841,460
McDermott International Inc. (a)	55,400	2,817,644
Monster Worldwide Inc. (a)	5,800	270,512
MSC Industrial Direct Co. Inc.	12,350	483,502
Perini Corp. (a)	24,300	747,954
Precision Castparts Corp.	19,400	1,518,632
PW Eagle Inc.	23,200	800,400
Robbins & Myers Inc.	28,600	1,313,312
Rockwell Automation Inc.	7,850	479,478
Rogers Corp. (a)	11,400	674,310
SkyWest Inc.	12,550	320,151
Southwest Airlines Co.	36,600	560,712
Thomas & Betts Corp. (a)	18,200	860,496
Wabtec Corp.	13,850	420,763
Washington Group International Inc. (a)	6,950	415,540
Waste Industries USA Inc.	26,300	802,676
Watts Water Technologies Inc.	19,100	785,201
WESCO International Inc. (a)	18,100	1,064,461
World Fuel Services Corp.	28,800	1,280,449

		28,046,944

Materials & Processes (8.49%)
Airgas Inc.	2,000	81,040
Allegheny Technologies Inc.	6,050	548,614
Chaparral Steel Co.	32,300	1,429,921
Cleveland-Cliffs Inc.	16,500	799,260
Compass Minerals International Inc.	23,900	754,284
Hercules Inc. (a)	42,300	816,813
ICO, Inc. (a)	128,300	723,612
OM Group Inc. (a)	16,800	760,704
Pioneer Companies Inc. (a)	29,300	839,738
Reliance Steel & Aluminum Co.	20,900	823,042
Rock-Tenn Co. Class A	31,500	853,965
RTI International Metals Inc. (a)	15,000	1,173,300

	Shares	Value
Common Stocks (Cont.)
Materials & Processes (Cont.)
Steel Dynamics Inc.	24,300	$788,535
UAP Holding Corp.	33,000	830,940
United States Steel Corp.	3,850	281,589
Weyerhaeuser Co.	3,650	257,872

		11,763,229

Technology (10.61%)
Adobe Systems Inc. (a)	8,800	361,856
aQuantive Inc. (a)	23,950	590,607
ASML Holding NV NY Shares (a)	19,350	476,590
Autodesk Inc. (a)	21,200	857,752
Citrix Systems Inc. (a)	17,150	463,908
Cognizant Technology Solutions Corp. (a)	4,100	316,356
CommScope Inc. (a)	21,950	669,036
Comverse Technology Inc. (a)	20,800	439,088
Diodes Inc. (a)	13,700	486,076
F5 Networks Inc. (a)	4,700	348,787
Harris Corp.	7,550	346,243
IKON Office Solutions Inc.	48,600	795,582
Intersil Corp.	28,000	669,760
Marvell Technology Group Ltd. (a)	34,500	662,055
Microchip Technology Inc.	18,700	611,490
MICROS Systems Inc. (a)	11,400	600,780
Microsemi Corp. (a)	22,300	438,195
MKS Instruments Inc. (a)	38,100	860,298
Network Appliance Inc. (a)	19,400	762,032
Paychex Inc.	18,800	743,352
Riverbed Technology Inc. (a)	12,400	380,680
Trimble Navigation Ltd. (a)	13,800	700,074
TriQuint Semiconductor Inc. (a)	244,600	1,100,700
Ultra Clean Holdings, Inc. (a)	59,400	733,590
VeriFone Holdings Inc. (a)	7,900	279,660

		14,694,547

Telecommunication Services (3.88%)
Adaptec Inc. (a)	183,200	853,712
Anixter International Inc. (a)	13,500	733,050
Imergent Inc. (a)	53,200	1,523,648
LodgeNet Entertainment Corp. (a)	33,500	838,505
Mediacom Communications Corp. Class A (a)	97,800	786,312
NII Holdings Inc. (a)	9,850	634,734

		5,369,961

Utilities (2.40%)
Constellation Energy Group	3,500	241,045
El Paso Electric Co. (a)	14,400	350,928
Nicor Inc.	15,900	744,120
PNM Resources Inc.	26,700	830,370
PPL Corp.	19,450	697,088

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Utilities (Cont.)
TXU Corp.	8,350	$452,654

		3,316,205

Total Common Stocks
(cost $132,972,470)		132,669,232

Short-term Investments (5.03%)
JPMorgan Prime Money Market Fund	5,155,327	5,155,327
JPMorgan Treasury Plus Money Market Fund	1,800,474	1,800,474

Total Short-term Investments
(cost $6,955,801)		6,955,801

TOTAL INVESTMENTS (100.83%)
(cost $139,928,271)		139,625,033

LIABILITIES, NET OF OTHER ASSETS (-0.83%)		(1,143,136)

NET ASSETS (100.00%)		$138,481,897

(a)	Non-income producing security.

ADR - American Depository Receipt

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2006

	Shares	Value
Common Stocks (97.28%) (a)
Australia (2.80%)
Amcor Ltd.	36,900	$210,901
BHP Billiton Ltd.	3,812	75,818
Brambles Ltd. (b)	37,687	380,224
Foster’s Group Ltd.	45,100	245,939
Insurance Australia Group Ltd.	69,373	346,475
Macquarie Bank Ltd.	6,346	394,440
Promina Group Ltd.	8,657	47,180
Rinker Group Ltd.	47,645	674,549
Telstra Corp. Ltd.	81,004	264,709
Toll Holdings Ltd.	16,000	230,461
Woolworths Ltd.	21,652	407,846

		3,278,542

Austria (0.31%)
Erste Bank Der Oester Spark	3,400	260,329
Raiffeisen International Bank Holding	700	106,439

		366,768

Belgium (0.96%)
Fortis	13,200	561,758
SES Global FDR Class A	13,000	226,186
UCB SA	4,900	335,796

		1,123,740

Canada (6.66%)
Abitibi Consolidated Inc.	18,500	47,434
Alcan Inc.	24,000	1,168,563
Barrick Gold Corp.	30,400	933,280
CAMECO Corp.	25,600	1,036,162
Canadian Imperial Bank of Commerce	3,000	252,883
Canadian Natural Resources	19,700	1,049,912
EnCana Corp.	4,200	193,262
Finning International Inc.	6,100	249,984
Manulife Financial Corp.	4,800	161,969
Methanex Corp.	8,000	218,840
Potash Corp. of Saskatchewan Inc.	8,100	1,159,971
Rogers Communications Inc. Class B	5,200	154,731
Royal Bank of Canada	4,900	233,203
Suncor Energy Inc.	6,900	543,113
Telus Corp.	2,500	114,737
Telus Corp. Non Voting	1,700	75,849
The Toronto Dominion Bank	3,600	215,231

		7,809,124

Denmark (0.37%)
Novo Nordisk A/S	5,200	432,994

Finland (1.08%)
Neste Oil OYJ	5,400	163,636
Nokia Corp. ADR	9,600	195,072

	Shares	Value
Common Stocks (Cont.)
Finland (Cont.)
Stora Enso OYJ R Shares	13,200	$208,133
UPM-Kymmene OYJ	27,600	695,366

		1,262,207

France (11.69%)
Accor SA	5,000	386,630
Air Liquide	1,620	383,846
AXA	6,500	262,025
BNP Paribas	10,090	1,097,678
Bouygues	27,731	1,775,520
Dassault Systemes SA	3,200	169,164
Essilor International	3,300	354,283
Groupe Danone	3,600	544,405
L’Oreal	5,200	519,804
Lafarge SA	5,100	758,093
Michelin Class B	3,500	334,331
PagesJaunes SA	6,179	122,798
Renault SA	4,900	586,727
Safran SA	2,600	60,151
Sanofi-Aventis	26,400	2,434,107
Schneider Electric SA	9,200	1,018,183
Societe Generale Class A	3,045	515,125
Thales SA	9,900	492,713
Total SA	12,000	863,492
Veolia Environnement	8,400	640,619
Vivendi	10,100	393,945

		13,713,639

Germany (5.31%)
Allianz SE Reg.	3,800	772,379
Bayer AG	4,400	234,989
Bayerische Motoren Werke AG	3,800	217,809
Commerzbank AG	8,300	313,858
Continental AG	1,900	220,110
DaimlerChrysler AG	9,500	583,628
Depfa Bank PLC	13,900	248,195
Deutsche Bank AG	1,800	239,137
Deutsche Post AG	9,900	298,019
SAP AG	14,000	742,457
SAP AG Sponsored ADR	3,500	185,850
Siemens AG	13,250	1,300,360
Volkswagen AG	7,700	872,472

		6,229,263

Greece (0.13%)
Greek Org of Football Prognostics SA	3,800	146,747

Hong Kong (2.38%)
Bank of East Asia Ltd.	91,200	514,823
BOC Hong Kong Holdings Ltd.	95,500	258,657
Hang Lung Properties Ltd.	75,000	188,153
Hang Lung Properties Ltd. (c)	61,000	153,031

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Hong Kong (Cont.)
Hong Kong & China Gas Co. Ltd.	72,000	$161,890
Li & Fung Ltd.	121,800	378,168
Sun Hung Kai Properties Ltd. (c)	5,000	57,270
Sun Hung Kai Properties Ltd.	19,000	217,628
Swire Pacific Ltd. Class A	80,500	863,194

		2,792,814

Ireland (0.60%)
CRH PLC	10,925	454,258
CRH PLC (special placement)	5,900	245,407

		699,665

Italy (0.62%)
Banca Intesa SpA	42,300	325,769
ENI SpA	6,800	228,720
SanPaolo IMI SpA	7,400	171,729

		726,218

Japan (27.63%)
Advantest Corp.	8,600	493,017
Aeon Co. Ltd.	30,000	648,850
Bank of Yokohama Ltd.	30,000	234,300
Bridgestone Corp.	10,900	243,246
Canon Inc.	10,300	579,892
Daiwa House Industry Co. Ltd.	9,000	155,969
Elpida Memory Inc. (b)	1,900	104,349
Elpida Memory Inc. (c)	1,000	54,920
Fanuc Ltd.	9,300	912,718
Hirose Electric Co. Ltd.	2,800	317,526
Hoya Corp.	8,500	331,303
Idemitsu Kosan Co. Ltd. (b)	2,300	231,537
INPEX Holdings Inc. (b)	31	254,659
Japan Tobacco Inc.	75	362,509
Kao Corp.	16,000	430,575
Keyence Corp.	960	236,966
Millea Holdings Inc.	14,500	513,565
Mitsubishi Corp.	39,800	747,793
Mitsubishi Estate Co. Ltd.	38,000	981,896
Mitsubishi Heavy Industries Ltd.	64,000	290,361
Mitsubishi UFJ Financial Group Inc.	59	731,942
Mitsui & Co. Ltd.	16,000	239,742
Mitsui Fudosan Co. Ltd.	10,000	243,642
Mitsui OSK Lines Ltd.	26,000	256,794
Mitsui Sumitomo Insurance Co.	22,830	249,045
Mizuho Financial Group Inc.	144	1,027,147
Murata Manufacturing Co. Ltd.	2,700	182,183
NGK Spark Plug Co. Ltd.	12,000	225,470
Nikon Corp.	11,000	241,119
Nintendo Co. Ltd.	3,400	880,221
Nippon Electric Glass Co. Ltd.	24,000	503,247
Nippon Telegraph & Telephone Corp.	48	236,711
Nissan Motor Co. Ltd.	86,600	1,044,977

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Nitto Denko Corp.	10,400	$519,522
Nomura Holdings Inc.	12,000	226,377
NTT Urban Development Corp.	30	57,987
Orix Corp.	6,430	1,864,649
Rohm Co. Ltd.	2,400	238,765
Shimamura Co. Ltd.	2,000	229,148
Shin-Etsu Chemical Co. Ltd.	5,900	393,833
SMC Corp.	4,900	693,469
Softbank Corp.	104,200	2,018,734
Sony Corp.	5,100	218,409
Sumitomo Corp.	51,000	763,456
Sumitomo Metal Industries Ltd.	59,000	256,161
Sumitomo Mitsui Financial Group Inc.	293	2,999,889
Sumitomo Realty & Development Co. Ltd.	16,000	512,949
Suzuki Motor Corp.	37,500	1,057,025
T&D Holdings Inc.	3,050	201,358
Takeda Pharmaceutical Co. Ltd.	6,500	445,484
TDK Corp.	1,800	143,317
The Daimaru Inc.	17,000	230,601
Tokuyama Corp.	2,000	30,322
Tokyo Electric Power Co.	12,900	416,752
Tokyo Electron Ltd.	10,100	794,442
Tokyo Gas Co. Ltd.	67,000	355,736
Tokyu Corp.	58,000	371,116
Toshiba Corp.	129,000	838,269
Toyota Motor Corp.	2,900	194,088
Trend Micro Inc. (b)	11,500	337,343
Ushio Inc.	8,200	168,362
Yahoo! Japan Corp.	1,275	505,574
Yamada Denki Co. Ltd.	7,050	598,414
Yamato Holdings Co. Ltd.	35,000	537,167

		32,406,909

Netherlands (5.16%)
ABN AMRO Holdings NV	31,171	999,303
Aegon NV	34,504	654,776
Heineken NV	19,462	924,701
ING Groep NV	45,626	2,016,138
Koninklijke KPN NV	56,100	796,263
Koninklijke Numico NV	5,620	301,796
Reed Elsevier NV	21,400	364,375

		6,057,352

Norway (0.50%)
DNB NOR ASA	17,200	243,380
Norske Skogindustrier ASA	6,284	107,822
Telenor ASA	12,700	237,980

		589,182

Singapore (1.08%)
DBS Group Holdings Ltd.	17,000	249,577

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Singapore (Cont.)
Singapore Telecommunications (c)	406,600	$867,131
United Overseas Bank Ltd.	12,000	151,354

		1,268,062

Spain (3.88%)
Altadis SA	7,600	397,051
Banco Bilbao Vizcaya Argentaria SA	57,500	1,381,472
Banco Santander Central Hispano SA	68,700	1,279,273
Iberdrola SA	3,500	152,581
Inditex	5,545	298,283
Repsol YPF SA	22,400	771,798
Telefonica SA	12,757	270,841

		4,551,299

Sweden (0.92%)
ASSA ABLOY AB Class B	11,800	256,017
Atlas Copco AB Class A	6,900	231,033
Ericsson LM Class B	89,500	359,894
TeliaSonera AB	28,500	233,260

		1,080,204

Switzerland (8.73%)
Adecco SA	2,880	196,291
Compagnie Financiere Richemont AG Class A	25,087	1,455,979
Credit Suisse Group	11,491	801,129
Holcim Ltd. (c)	1,181	108,006
Holcim Ltd.	12,999	1,188,793
Nestle SA	3,418	1,212,389
Novartis AG	37,463	2,152,109
Petroplus Holdings AG (b)	2,062	125,226
Roche Holding AG	3,988	713,507
Swiss Reinsurance	17,083	1,447,800
Swisscom AG	1,264	477,311
Synthes Inc. (b)	1,340	159,303
UBS AG	3,276	198,256

		10,236,099

United Kingdom (16.34%)
Anglo American PLC	2,600	126,536
ARM Holdings PLC	35,400	86,821
AstraZeneca PLC	30,400	1,628,114
BAE Systems PLC	137,100	1,139,802
BHP Billiton PLC	12,810	234,591
Cadbury Schweppes PLC	16,700	178,367
Carnival PLC	4,700	237,432
Corus Group PLC	23,100	238,769
Daily Mail & General Trust NV	20,000	279,977
HBOS PLC	73,700	1,629,259
HSBC Holdings PLC	27,200	495,040
Imperial Chemical Industries PLC	23,400	206,701

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Kingfisher PLC	46,400	$216,349
Lloyds TSB Group PLC	30,800	346,243
National Grid PLC	18,400	266,312
Reed Elsevier PLC	71,100	779,824
Rio Tinto PLC	7,100	376,276
Royal Bank of Scotland Group (c)	6,700	260,754
Royal Bank of Scotland Group	59,400	2,311,762
Royal Dutch Shell PLC ADR Class A	600	42,474
Royal Dutch Shell PLC Class A	49,523	1,744,823
Royal Dutch Shell PLC Class B	8,846	309,284
SABMiller PLC	14,600	335,236
Scottish & Southern Energy PLC	21,000	637,745
Standard Chartered PLC	29,300	853,555
Tesco PLC	44,400	350,870
Unilever PLC	7,605	211,518
Vodafone Group PLC	812,450	2,243,739
Xstrata PLC	21,666	1,078,101
Yell Group PLC	28,300	315,099

		19,161,373

United States (0.13%)
News Corp. Inc. CDI	7,329	158,397

Total Common Stocks
(cost $80,178,099)		114,090,598

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Prinicipal amount	Value
Repurchase Agreement (3.81%)
Investors Bank & Trust Co. Repurchase Agreement, (d) 3.500%, to be repurchased at $4,463,913 on 01/02/2007	$4,462,178	$4,462,178

Total Repurchase Agreement
(cost $ 4,462,178)		4,462,178

TOTAL INVESTMENTS (101.09%)
(cost $ 84,640,277)		118,552,776
LIABILITIES, NET OF CASH AND OTHER ASSETS (-1.09%)		(1,273,435)

NET ASSETS (100.00%)		$117,279,341

(a)	Securities valued at fair value.

(b)	Non-income producing security.

(c)	These shares may only be resold to qualified institutional buyers in transactions exempt from registration.

(d)	Repurchase agreement is fully collateralized by U.S. Government Agency Securities with a coupon rate of 8.875%, a maturity date of August 25, 2027, and a market value of $4,685,287 as of December 31, 2006.

ADR - American Depository Receipt

FDR - Fiduciary Depository Receipts

INTERNATIONAL EQUITY FUND FOREIGN CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$36,240,799	30.56%
Japanese Yen	32,406,909	27.34
British Pound	15,745,961	13.28
Swiss Franc	10,236,099	8.63
Canadian Dollar	6,875,844	5.80
United States Dollar	5,818,854	4.91
Australian Dollar	3,436,940	2.90
Hong Kong Dollar	2,792,814	2.36
Swedish Krona	2,708,318	2.28
Singapore Dollar	1,268,062	1.07
Norwegian Krone	589,182	0.50
Danish Krone	432,994	0.37

Total Investments	$118,552,776	100.00%

INTERNATIONAL EQUITY FUND SECTOR CLASSIFICATIONS

Sector	Value	%
Financials	$33,942,377	28.94%
Consumer Discretionary	13,013,734	11.10
Materials	12,334,881	10.52
Industrials	10,834,215	9.24
Telecommunication Services	9,767,515	8.33
Health Care	8,655,698	7.38
Information Technology	8,280,591	7.06
Energy	7,558,097	6.44
Consumer Staples	7,071,857	6.03
Utilities	2,631,633	2.24

Total Common Stocks	114,090,598	97.28
Repurchase Agreement	4,462,178	3.81
Liabilities, Net of Cash and Other Assets	(1,273,435)	(1.09)

Net Assets	$117,279,341	100.00%

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2006

	Shares	Value
Common Stocks (98.63%)
Consumer Discretionary (15.53%)
1-800-FLOWERS.COM Inc. (a)	5,115	$31,508
99 Cents Only Stores (a)	12,378	150,640
Aaron Rents Inc.	10,358	298,103
AC Moore Arts & Crafts Inc. (a)	3,955	85,705
Advo Inc.	7,551	246,163
Aeropostale Inc. (a)	12,290	379,392
AFC Enterprises (a)	6,341	112,045
Aftermarket Technology Corp. (a)	5,468	116,359
Ambassadors Group Inc.	4,372	132,690
America’s Car-Mart Inc. (a)	2,584	30,646
American Axle & Manufacturing Holdings Inc.	11,287	214,340
American Greetings Corp.	11,700	279,279
Ameristar Casinos Inc.	6,657	204,636
Applebee’s International Inc.	17,300	426,791
Arbitron Inc.	6,818	296,174
Arctic Cat Inc.	3,552	62,480
ArvinMeritor Inc.	15,315	279,192
Asbury Automotive Group Inc.	2,952	69,549
Audible Inc. (a)	5,251	41,640
Audiovox Corp. (a)	3,404	47,962
Avatar Holdings Inc. (a)	1,448	117,071
Aztar Corp. (a)	8,100	440,802
Bally Technologies Inc. (a)	11,462	214,110
Bally Total Fitness Holding Corp. (a)	8,500	20,825
Bandag Inc.	2,616	131,925
bebe stores inc.	5,800	114,782
Belo Corp.	21,500	395,170
Big 5 Sporting Goods Corp.	5,519	134,774
Big Lots Inc. (a)	26,345	603,827
BJ’s Restaurant Inc. (a)	2,939	59,397
Blockbuster Inc. (a)	44,609	235,982
Blount International Inc. (a)	9,194	123,751
Blue Nile Inc. (a)	3,556	131,181
Bluegreen Corp. (a)	5,823	74,709
Blyth Inc.	6,145	127,509
Bob Evans Farms Inc.	8,945	306,098
Bon-Ton Stores Inc.	1,900	65,835
Books-A-Million Inc.	3,700	83,916
Borders Group Inc.	14,300	319,605
Bright Horizons Family Solutions Inc. (a)	6,706	259,254
Brookfield Homes Corp.	3,037	114,039
Brown Shoe Co. Inc.	7,070	337,522
Buckle Inc.	2,622	133,329
Buffalo Wild Wings Inc. (a)	1,898	100,974
Build-A-Bear Workshop Inc. (a)	3,029	84,873
Building Materials Holding Corp.	6,292	155,349
Cabela’s Inc. (a)	6,930	167,221
Cache Inc. (a)	3,857	97,351
California Coastal Communities Inc. (a)	2,854	61,218
California Pizza Kitchen Inc. (a)	4,880	162,553

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Callaway Golf Co.	18,214	$262,464
Capella Education Co. (a)	129	3,128
Carmike Cinemas Inc.	8,499	173,295
Carrols Restaurant Group Inc. (a)	1,300	18,434
Carter’s Inc. (a)	10,608	270,504
Casual Male Retail Group Inc. (a)	7,443	97,131
Catalina Marketing Corp.	10,770	296,175
Cato Corp. Class A	7,344	168,251
Cavco Industries Inc. (a)	1,800	63,072
CBRL Group Inc.	6,700	299,892
CEC Entertainment Inc. (a)	7,606	306,142
Century Casinos Inc. (a)	3,900	43,524
Champion Enterprises Inc. (a)	19,080	178,589
Charlotte Russe Holding Inc. (a)	4,367	134,285
Charming Shoppes Inc. (a)	29,081	393,466
Charter Communications Inc. (a)	89,272	273,172
Cherokee Inc.	1,482	63,593
Children’s Place Retail Stores Inc. (a)	5,556	352,917
Chipolte Mexican Grill Inc. Class B (a)	5,800	301,600
Christopher & Banks Corp.	8,142	151,930
Churchill Downs Inc.	1,561	66,717
Citadel Broadcasting Corp.	8,869	88,335
Citi Trends Inc. (a)	1,400	55,496
CKE Restaurants Inc.	15,972	293,885
CKX Inc. (a)	11,100	130,203
Coinmach Service Corp.	5,100	60,690
Columbia Sportswear Co.	3,300	183,810
Conn’s Inc. (a)	1,486	34,579
Cooper Tire & Rubber Co.	14,901	213,084
Core-Mark Holding Co. Inc. (a)	2,000	66,900
Corinthian Colleges Inc. (a)	20,478	279,115
Cosi Inc. (a)	14,900	75,841
Cost Plus Inc. (a)	5,566	57,330
Courier Corp.	2,001	77,979
Cox Radio Inc. (a)	9,463	154,247
Crocs Inc. (a)	2,800	120,960
Crown Media Holdings Inc. (a)	2,762	10,026
CSK Auto Corp. (a)	11,227	192,543
CSS Industries Inc.	1,218	43,081
Cumulus Media Inc. (a)	9,806	101,884
Deb Shops Inc.	893	23,575
Deckers Outdoor Corp. (a)	2,853	171,037
dELiA*s Inc. (a)	5,700	59,793
Denny’s Corp. (a)	33,853	159,448
Directed Electronics Inc. (a)	2,600	29,770
Domino’s Pizza Inc.	8,417	235,676
Dover Downs Gaming &
Entertainment Inc.	3,702	49,496
Dover Motorsports Inc.	3,791	20,130
Dress Barn Inc. (a)	11,436	266,802
Drew Industries Inc. (a)	4,964	129,114
drugstore.com inc. (a)	13,990	51,203

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
DSW Inc. (a)	3,900	$150,423
Educate Inc. (a)	3,631	25,853
Emmis Communications Corp.	8,521	70,213
Entercom Communications Corp.	7,885	222,199
Entravision Communications Corp. (a)	15,640	128,561
Ethan Allen Interiors Inc.	7,622	275,230
Fisher Communications Inc. (a)	1,296	57,296
Fleetwood Enterprises Inc. (a)	16,458	130,183
Fossil Inc. (a)	10,547	238,151
Fred’s Inc.	9,740	117,270
FTD Group Inc. (a)	3,509	62,776
Fuel Systems Solutions Inc. (a)	2,800	61,824
Furniture Brands International Inc.	10,264	166,585
Gaiam Inc. (a)	4,200	57,456
GateHouse Media Inc.	3,701	68,691
Gaylord Entertainment Co. (a)	10,063	512,509
Gemstar-TV Guide International Inc. (a)	61,809	247,854
Genesco Inc. (a)	5,059	188,701
GenTek Inc. (a)	2,600	89,934
Gray Television Inc.	11,047	80,975
Great Wolf Resorts Inc. (a)	5,228	72,983
Group 1 Automotive Inc.	5,521	285,546
GSI Commerce Inc. (a)	9,827	184,256
Guess ? Inc. (a)	4,551	288,670
Guitar Center Inc. (a)	7,333	333,358
Gymboree Corp. (a)	7,765	296,312
Harris Interactive Inc. (a)	14,563	73,398
Hartmarx Corp. (a)	8,917	62,954
Haverty Furniture Companies Inc.	5,635	83,398
Hibbett Sporting Goods Inc. (a)	7,512	229,341
Home Solutions of America Inc. (a)	12,400	72,664
Hooker Furniture Corp.	3,016	47,291
Hot Topic Inc. (a)	10,592	141,297
Hovnanian Enterprises Inc. (a)	11,200	379,680
Iconix Brand Group Inc. (a)	11,300	219,107
IHOP Corp.	4,575	241,102
Insight Enterprises Inc. (a)	11,548	217,911
Interactive Data Corp.	7,700	185,108
Interface Inc. (a)	11,505	163,601
INVESTools Inc. (a)	9,700	133,763
iRobot Corp. (a)	2,900	52,374
Isle of Capri Casinos Inc. (a)	4,209	111,875
J Crew Group Inc. (a)	5,100	196,605
Jack in the Box Inc. (a)	8,155	497,781
Jakks Pacific Inc. (a)	6,627	144,734
Jo-Ann Stores Inc. (a)	6,269	154,217
Jos. A. Bank Clothiers Inc. (a)	4,437	130,226
Journal Communications Inc. Class A	9,042	114,020
Journal Register Co.	9,209	67,226
K-Swiss Inc. Class A	6,471	198,919
K2 Inc. (a)	11,435	150,828
Kellwood Co.	5,843	190,014
Kenneth Cole Productions Inc.	2,620	62,854

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Keystone Automotive Industries Inc. (a)	3,909	$132,867
Kimball International Inc. Class B	6,383	155,107
Krispy Kreme Doughnuts Inc. (a)	13,306	147,697
La-Z-Boy Inc.	12,622	149,823
Lakes Entertainment Inc. (a)	4,800	51,792
Landry’s Restaurants Inc.	4,195	126,228
Leapfrog Enterprises Inc. (a)	7,420	70,342
Lear Corp.	15,800	466,574
Lee Enterprises Inc. Class A	10,000	310,600
Levitt Corp Class A	3,795	46,451
Life Time Fitness Inc. (a)	7,593	368,336
Lifetime Brands Inc.	2,773	45,560
Lin TV Corp. (a)	6,365	63,332
Lincoln Educational Services (a)	400	5,396
Lithia Motors Inc. Class A	4,166	119,814
Live Nation Inc. (a)	14,400	322,560
LKQ Corp. (a)	10,704	246,085
LodgeNet Entertainment Corp. (a)	4,168	104,325
Lodgian Inc. (a)	5,551	75,494
Luby’s Inc. (a)	4,606	50,159
M/I Homes Inc.	3,200	122,208
Magna Entertainment Corp. (a)	7,377	33,270
Maidenform Brands Inc. (a)	4,200	76,104
Marcus Corp.	4,237	108,382
Marine Products Corp.	2,692	31,604
MarineMax Inc. (a)	4,315	111,888
Martha Stewart Living Omnimedia Inc.	7,578	165,958
Marvel Entertainment Inc. (a)	10,300	277,173
McCormick & Schmick’s Seafood Restaurants Inc. (a)	3,326	79,957
Media General Inc.	5,601	208,189
Mediacom Communications Corp. Class A (a)	12,628	101,529
Meritage Homes Corp. (a)	5,000	238,600
Midas Inc. (a)	3,884	89,332
Modine Manufacturing Co.	8,143	203,819
Monaco Coach Corp.	7,322	103,680
Monarch Casino & Resort Inc. (a)	1,966	46,948
Monro Muffler Brake Inc.	3,090	108,459
Morgans Hotel Group (a)	4,800	81,264
Morningstar Inc. (a)	3,305	148,890
Morton’s Restaurant Group Inc. (a)	2,200	36,630
Movado Group Inc.	4,516	130,964
MTR Gaming Group Inc. (a)	4,861	59,401
Multimedia Games Inc. (a)	7,136	68,506
National Presto Industries Inc.	1,318	78,909
Nautilus Inc.	8,502	119,028
Netflix Inc. (a)	10,450	270,237
New York & Co. Inc. (a)	5,356	70,056
Noble International Ltd.	3,297	66,105
O’Charley’s Inc. (a)	6,009	127,872
Oakley Inc.	6,774	135,886

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Orleans Homebuilders Inc.	900	$16,920
Outdoor Channel Holdings Inc. (a)	2,300	29,509
Overstock.com Inc. (a)	2,399	37,904
Oxford Industries Inc.	3,747	186,039
Pacific Sunwear of California Inc. (a)	16,202	317,235
Palm Harbor Homes Inc. (a)	2,805	39,326
Pantry Inc. (a)	5,239	245,395
Papa John’s International Inc. (a)	5,280	153,173
Payless Shoesource Inc. (a)	15,578	511,270
PEP Boys-Manny Moe & Jack	11,627	172,777
Perry Ellis International Inc. (a)	1,951	79,991
PetMed Express Inc. (a)	4,700	62,745
PF Chang’s China Bistro Inc. (a)	5,991	229,935
Phillips-Van Heusen Corp.	12,942	649,300
Pier 1 Imports Inc.	19,111	113,710
Pinnacle Entertainment Inc. (a)	10,648	352,875
Playboy Enterprises Inc. (a)	4,694	53,793
Polaris Industries Inc.	9,200	430,836
Pre-Paid Legal Services Inc. (a)	2,567	100,447
Prestige Brands Holdings Inc. (a)	6,248	81,349
Priceline.com Inc. (a)	6,262	273,086
Primedia Inc. (a)	42,621	72,029
Private Media Group Inc. (a)	4,500	18,135
Progressive Gaming International Corp. (a)	8,608	78,075
ProQuest Co. (a)	6,978	72,920
Quantum Fuel Systems Technologies Worldwide Inc. (a)	10,060	16,096
Quiksilver Inc. (a)	27,200	428,400
Radio One Inc. Class D (a)	18,683	125,923
Rare Hospitality International Inc. (a)	8,113	267,161
Raser Technologies Inc. (a)	4,100	25,092
RC2 Corp. (a)	5,254	231,176
RCN Corp. (a)	7,471	225,251
Reader’s Digest Association Inc.	22,939	383,081
Red Robin Gourmet Burgers Inc. (a)	4,274	153,223
Regis Corp.	10,978	434,070
Rent-A-Center Inc. (a)	17,100	504,621
Restoration Hardware Inc. (a)	7,748	65,935
Retail Ventures Inc. (a)	4,921	93,696
Riviera Holdings Corp. (a)	2,665	64,386
Ruby Tuesday Inc.	12,811	351,534
Russ Berrie & Co. Inc. (a)	3,376	52,159
Ruth’s Chris Steak House (a)	4,100	74,948
Salem Communications Corp.	2,459	29,385
Sauer-Danfoss Inc.	2,239	72,208
Scholastic Corp. (a)	8,473	303,672
Sealy Corp.	4,100	60,475
Select Comfort Corp. (a)	13,420	233,374
Shiloh Industries Inc. (a)	800	15,160
Shoe Carnival Inc. (a)	2,217	70,057
Shuffle Master Inc. (a)	8,178	214,264

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Shutterfly Inc. (a)	143	$2,059
Sinclair Broadcast Group Inc.	12,604	132,342
Six Flags Inc. (a)	17,656	92,517
Skechers U.S.A. Inc. (a)	2,449	81,576
Skyline Corp.	1,843	74,125
Smith & Wesson Holding Corp. (a)	7,400	76,516
Sonic Automotive Inc.	6,697	194,481
Sonic Corp. (a)	16,200	387,990
Sotheby’s	14,687	455,591
Source Interlink Co. Inc. (a)	8,666	70,715
Spanish Broadcasting System Inc. (a)	12,392	50,931
Speedway Motorsports Inc.	3,554	136,474
Stage Stores Inc.	6,738	204,768
Stanley Furniture Co. Inc.	3,116	66,838
Star Maritime Acquisition Corp. (a)	4,900	48,069
Stein Mart Inc.	7,023	93,125
Steinway Musical Instruments Inc. (a)	1,899	58,850
Steven Madden Ltd.	5,012	175,871
Strayer Education Inc.	3,450	365,872
Stride Rite Corp.	7,363	111,034
Sun-Times Media Group Inc.	17,413	85,498
Superior Industries International Inc.	4,641	89,432
Syms Corp. (a)	1,000	19,910
Systemax Inc. (a)	1,800	31,410
Talbots Inc.	5,199	125,296
Technical Olympic USA Inc.	5,283	53,728
Tempur-Pedic International Inc. (a)	11,000	225,060
Tenneco Inc. (a)	11,113	274,713
Texas Roadhouse Inc. Class A (a)	11,204	148,565
The Andersons Inc.	2,792	118,353
The Finish Line Inc. Class A	10,851	154,952
The Men’s Wearhouse Inc.	10,600	405,556
The Steak n Shake Co. (a)	5,636	99,194
The Yankee Candle Co. Inc.	9,617	329,671
Timberland Co. (a)	11,100	350,538
TiVo Inc. (a)	16,740	85,709
Town Sports International Holdings Inc. (a)	2,100	34,608
Triarc Companies Inc. Class B	13,235	264,700
True Religion Apparel Inc. (a)	3,300	50,523
Trump Entertainment Resorts Inc. (a)	7,100	129,504
Tuesday Morning Corp.	7,389	114,899
Tupperware Brands Corp.	15,296	345,843
Tween Brands Inc. (a)	7,518	300,194
Under Armour Inc. Class A (a)	5,000	252,250
Unifirst Corp.	2,475	95,065
Universal Electronics Inc. (a)	2,675	56,229
Universal Technical Institute Inc. (a)	5,881	130,617
Vail Resorts Inc. (a)	7,582	339,825
Valassis Communications Inc. (a)	11,490	166,605
Value Line Inc.	162	7,363
ValueVision Media Inc. Class A (a)	8,223	108,050
Vertrue Inc. (a)	1,936	74,362

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Visteon Corp. (a)	27,978	$237,253
Volcom Inc. (a)	3,500	103,495
Warnaco Group Inc. (a)	11,166	283,393
WCI Communities Inc. (a)	7,481	143,486
West Marine Inc. (a)	2,895	49,997
Westwood One Inc.	15,200	107,312
Wet Seal Inc. (a)	14,705	98,082
Weyco Group Inc.	1,100	27,335
Winnebago Industries Inc.	7,219	237,577
WMS Industries Inc. (a)	5,892	205,395
Wolverine World Wide Inc.	12,221	348,543
World Wrestling Entertainment Inc.	5,469	89,145
Xerium Technologies Inc.	3,492	34,187
Zale Corp. (a)	10,867	306,558
Zumiez Inc. (a)	3,466	102,386

		50,726,277

Consumer Staples (3.08%)
Alico Inc.	785	39,745
Alliance One International Inc. (a)	19,444	137,275
American Oriental Bioengineering Inc. (a)	11,300	131,871
Arden Group Inc. Class A	200	24,762
Boston Beer Co. Inc. (a)	2,580	92,828
Casey’s General Stores Inc.	11,966	281,799
Central European Distribution Corp. (a)	7,046	209,266
Central Garden & Pet Co. (a)	5,104	247,136
Chattem Inc. (a)	4,343	217,497
Chiquita Brands International Inc.	9,205	147,004
Coca-Cola Bottling Co. Consolidated	947	64,803
Darling International Inc. (a)	13,725	75,625
Delta & Pine Land Co.	8,743	353,654
Diamond Foods Inc.	3,500	66,535
Elizabeth Arden Inc. (a)	6,703	127,692
Farmer Brothers Co.	1,393	29,741
Flowers Foods Inc.	12,790	345,202
Gold Kist Inc. (a)	12,269	257,894
Green Mountain Coffee
Roasters Inc. (a)	1,359	66,904
Hain Celestial Group Inc. (a)	7,923	247,277
Imperial Sugar Co.	2,800	67,788
Ingles Markets Inc.	3,205	95,477
Inter Parfums Inc.	867	16,638
J&J Snack Foods Corp.	2,642	109,379
Jones Soda Co. (a)	5,700	70,110
Lancaster Colony Corp.	6,319	279,995
Lance Inc.	7,805	156,724
Longs Drug Stores Corp.	7,912	335,311
M & F Worldwide Corp. (a)	2,264	57,189
Mannatech Inc.	3,479	51,246
Maui Land & Pineapple Co. Inc. (a)	866	29,375
Medifast Inc. (a)	2,900	36,482

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
MGP Ingredients Inc.	2,400	$54,264
Nash Finch Co.	3,712	101,338
National Beverage Corp.	1,900	26,657
NBTY Inc. (a)	13,436	558,534
Nu Skin Enterprises Inc.	13,162	239,943
Parlux Fragrances Inc. (a)	3,948	21,990
Pathmark Stores Inc. (a)	12,688	141,471
Peet’s Coffee & Tea Inc. (a)	3,541	92,916
Performance Food Group Co. (a)	8,549	236,294
Perrigo Co.	18,438	318,977
Pilgrim’s Pride Corp.	8,900	261,927
Playtex Products Inc. (a)	13,910	200,165
Premium Standard Farms Inc.	3,500	64,995
PriceSmart Inc. (a)	1,300	23,283
Ralcorp Holdings Inc. (a)	6,562	333,940
Reddy Ice Holdings Inc.	4,600	118,772
Revlon Inc. Class A (a)	29,111	37,262
Revlon Inc. Rights (a)	29,111	1,456
Ruddick Corp.	8,590	238,372
Sanderson Farms Inc.	4,151	125,734
Seaboard Corp.	74	130,610
Smart & Final Inc. (a)	3,999	75,581
Spartan Stores Inc.	5,652	118,296
Spectrum Brands Inc. (a)	8,000	87,200
Susser Holdings Corp. (a)	620	11,160
The Great Atlantic & Pacific Tea Co. Inc.	4,223	108,700
Tootsie Roll Industries Inc.	7,633	249,599
Topps Co. Inc.	9,376	83,446
TreeHouse Foods Inc. (a)	6,800	212,160
United Natural Foods Inc. (a)	10,042	360,709
Universal Corp.	6,005	294,305
USANA Health Sciences Inc. (a)	2,174	112,309
Vector Group Ltd.	10,333	183,411
Village Super Market Inc.	300	25,647
WD-40 Co.	4,244	147,988
Weis Markets Inc.	2,596	104,126
Wild Oats Markets Inc. (a)	7,081	101,825

		10,075,586

Energy (5.04%)
Allis-Chalmers Energy Inc. (a)	4,300	99,072
Alon USA Energy Inc.	2,700	71,037
Alpha Natural Resources Inc. (a)	11,421	162,521
Arena Resources Inc. (a)	2,900	123,859
Atlas America Inc. (a)	4,231	215,654
ATP Oil & Gas Corp. (a)	5,119	202,559
Atwood Oceanics Inc. (a)	5,904	289,119
Aurora Oil & Gas Corp. (a)	14,000	44,940
Aventine Renewable Energy
Holdings Inc. (a)	7,079	166,781
Basic Energy Services Inc. (a)	2,300	56,695
Berry Petroleum Co.	8,466	262,531

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Bill Barrett Corp. (a)	7,138	$194,225
Bois d’Arc Energy Inc. (a)	2,942	43,041
Brigham Exploration Co. (a)	11,249	82,230
Bristow Group Inc. (a)	5,091	183,734
Bronco Drilling Co. Inc. (a)	3,400	58,446
Cal Dive International Inc. (a)	1,727	21,674
Callon Petroleum Co. (a)	5,380	80,861
CARBO Ceramics Inc.	4,931	184,272
Carrizo Oil & Gas Inc. (a)	5,168	149,975
Clayton Williams Energy Inc. (a)	1,449	52,613
Complete Production Services Inc. (a)	5,700	120,840
Comstock Resources Inc. (a)	9,440	293,206
Crosstex Energy Inc.	8,319	263,629
Dawson Geophysical Co. (a)	2,000	72,860
Delek US Holdings Inc.	3,000	49,170
Delta Petroleum Corp. (a)	12,627	292,441
Dril-Quip Inc. (a)	4,788	187,498
Edge Petroleum Corp. (a)	4,571	83,375
Encore Acquisition Co. (a)	13,091	321,122
Energy Partners Ltd. (a)	9,603	234,505
Evergreen Energy Inc. (a)	17,251	170,612
EXCO Resources Inc. (a)	11,000	186,010
Exploration Co. of Delaware (a)	7,200	96,048
Gasco Energy Inc. (a)	19,984	48,961
GeoGlobal Resources Inc. (a)	7,600	59,660
Geomet Inc. (a)	2,386	24,814
Giant Industries Inc. (a)	3,397	254,605
GMX Resources Inc. (a)	2,000	71,000
Goodrich Petroleum Corp. (a)	3,144	113,750
Grey Wolf Inc. (a)	42,957	294,685
Gulf Island Fabrication Inc.	3,113	114,870
Gulfmark Offshore Inc. (a)	4,380	163,856
Gulfport Energy Corp. (a)	2,200	29,898
Hanover Compressor Co. (a)	22,922	432,997
Harvest Natural Resources Inc. (a)	9,532	101,325
Hercules Offshore Inc. (a)	5,200	150,280
Hornbeck Offshore Services Inc. (a)	5,234	186,854
Houston Exploration Co. (a)	6,734	348,687
Hydril (a)	4,259	320,234
Input/Output Inc. (a)	15,332	208,975
International Coal Group Inc. (a)	28,100	153,145
James River Coal Co. (a)	3,838	35,617
Lone Star Technologies Inc. (a)	7,094	343,421
Lufkin Industries Inc.	3,582	208,043
Mariner Energy Inc. (a)	18,072	354,211
Markwest Hydrocarbon Inc.	1,425	69,184
Matrix Service Co. (a)	5,300	85,330
McMoRan Exploration Co. (a)	6,048	86,003
Meridian Resource Corp. (a)	19,127	59,102
Metretek Technologies Inc. (a)	3,900	48,048
NATCO Group Inc. (a)	3,600	114,768
Newpark Resources Inc. (a)	22,557	162,636
NGP Capital Resources Co.	4,826	80,835

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Oil States International Inc. (a)	11,052	$356,206
Pacific Ethanol Inc. (a)	6,100	93,879
Parallel Petroleum Corp. (a)	8,696	152,789
Parker Drilling Co. (a)	25,821	210,958
Penn Virginia Corp.	4,417	309,367
PetroHawk Energy Corp. (a)	34,929	401,684
Petroleum Development Corp. (a)	3,818	164,365
Petroquest Energy Inc. (a)	10,663	135,847
PHI Inc. (a)	2,900	94,917
Pioneer Drilling Co. (a)	8,982	119,281
Quest Resource Corp. (a)	5,000	50,500
RAM Energy Resources Inc. (a)	2,200	12,122
Rentech Inc. (a)	30,500	114,985
Resource America Inc.	3,210	84,744
Rosetta Resources Inc. (a)	12,117	226,224
RPC Inc.	7,849	132,491
Stone Energy Corp. (a)	5,987	211,640
SulphCo Inc. (a)	7,400	34,928
Superior Well Services Inc. (a)	3,000	76,680
Swift Energy Co. (a)	6,489	290,772
Syntroleum Corp. (a)	9,926	34,344
Toreador Resources Corp. (a)	3,090	79,629
Transmeridian Exploration Inc. (a)	15,000	51,750
Trico Marine Services Inc. (a)	3,100	118,761
Union Drilling Inc. (a)	3,700	52,096
Universal Compression Holdings Inc. (a)	7,411	460,297
US BioEnergy Corp. (a)	585	9,945
USEC Inc. (a)	19,191	244,110
VAALCO Energy Inc. (a)	13,900	93,825
Venoco Inc. (a)	2,879	50,555
VeraSun Energy (a)	4,237	83,681
Veritas DGC Inc. (a)	8,160	698,741
W-H Energy Services Inc. (a)	7,257	353,343
Warren Resources Inc. (a)	12,746	149,383
Western Refining Inc.	5,700	145,122
Westmoreland Coal Co. (a)	1,300	25,571
Whiting Petroleum Corp. (a)	8,783	409,288
World Fuel Services Corp.	6,728	299,127

		16,476,896

Financials (21.81%)
1st Source Corp.	2,527	81,193
21st Century Insurance Group	6,086	107,418
Abington Community Bancorp Inc.	700	13,426
Acadia Realty Trust	8,453	211,494
Accredited Home Lenders Holding Co. (a)	4,935	134,627
Advance America Cash Advance Centers Inc.	16,401	240,275
Advanta Corp.	5,026	219,284
Affirmative Insurance Holding Inc.	1,958	31,857

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Affordable Residential Communities (a)	6,915	$80,560
Agree Realty Corp.	3,360	115,483
Alabama National Bancorporation	3,926	269,834
Alexander's Inc. (a)	440	184,646
Alexandria Real Estate Equities Inc.	7,189	721,776
Alfa Corp.	6,219	116,979
Amcore Financial Inc.	5,421	177,104
American Campus Communities Inc.	5,376	153,055
American Equity Investment Life Holdings Co.	14,269	185,925
American Financial Realty Trust	28,500	326,040
American Home Mortgage Investment Corp.	9,809	344,492
American Physicians Capital Inc. (a)	2,713	108,629
AmericanWest Bancorp	3,263	79,030
Ameris Bancorp	2,230	62,841
AmTrust Financial Services Inc.	6,000	51,300
Anchor Bancorp Wisconsin Inc.	4,887	140,843
Anthracite Capital Inc.	14,155	180,193
Anworth Mortgage Asset Corp.	11,957	113,711
Apollo Investment Corp.	20,522	459,693
Arbor Realty Trust Inc.	4,956	149,126
Ares Capital Corp.	11,424	218,313
Argonaut Group Inc. (a)	7,943	276,893
Arrow Financial Corp.	2,067	51,200
Ashford Hospitality Trust Inc.	13,002	161,875
Asta Funding Inc.	2,847	86,663
Baldwin & Lyons Inc.	1,211	30,929
BancFirst Corp.	1,448	78,192
BancTrust Financial Group Inc.	2,882	73,549
Bank Mutual Corp.	15,132	183,249
Bank of Granite Corp.	3,095	58,712
Bank of the Ozarks Inc.	2,518	83,245
BankAtlantic Bancorp Inc.	11,603	160,237
BankFinancial Corp.	6,800	121,108
BankUnited Financial Corp.	7,685	214,873
Banner Corp.	2,323	103,002
Berkshire Hills Bancorp Inc.	2,196	73,478
BFC Financial Corp. (a)	3,591	22,946
BioMed Realty Trust Inc.	16,051	459,059
Boston Private Financial Holdings Inc.	8,851	249,687
Bristol West Holdings Inc.	3,563	56,402
Brookline Bancorp Inc.	16,081	211,787
Cadence Financial Corp.	2,109	45,702
Calamos Asset Management Inc. Class A	5,551	148,933
Camden National Corp.	2,200	101,464
Capital City Bank Group Inc.	2,498	88,179
Capital Corp. of the West	1,829	58,693
Capital Lease Funding Inc.	8,456	98,090
Capital Southwest Corp.	832	105,032
Capital Trust Inc.	2,914	145,525

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Capitol Bancorp Ltd.	2,622	$121,136
Cardinal Financial Corp.	6,546	67,097
Cascade Bancorp	6,986	216,776
Cash America International Inc.	6,380	299,222
Cathay General Bancorp	12,899	445,144
Cedar Shopping Centers Inc.	7,575	120,518
Centennial Bank Holdings Inc. (a)	14,500	137,170
Center Financial Corp.	3,581	85,837
Centerstate Banks of Florida Inc.	1,500	31,350
CentraCore Properties Trust	2,836	91,688
Central Pacific Financial Corp.	7,500	290,700
Charter Financial Corp.	504	25,966
CharterMac	11,093	238,167
Chemical Financial Corp.	6,707	223,343
Chittenden Corp.	12,002	368,341
Citizens Banking Corp.	11,173	296,084
Citizens First Bancorp Inc.	1,600	49,184
City Bank	3,504	125,443
City Holding Co.	3,671	150,107
Clark Inc.	3,990	66,354
Clayton Holdings Inc. (a)	2,300	43,033
Clifton Savings Bancorp Inc.	3,100	37,789
CNA Surety Corp. (a)	2,949	63,404
Coastal Financial Corp.	4,963	83,130
CoBiz Inc.	2,804	61,800
Cohen & Steers Inc.	3,434	137,944
Columbia Bancorp	1,800	47,610
Columbia Banking Systems Inc.	4,291	150,700
Commerce Group Inc.	13,600	404,600
Community Bancorp NV (a)	2,552	77,045
Community Bank System Inc.	7,487	172,201
Community Banks Inc.	5,079	140,993
Community Trust Bancorp Inc.	2,889	119,980
Compass Diversified Trust	2,300	39,445
CompuCredit Corp. (a)	4,981	198,294
Consolidated-Tomoka Land Co.	1,442	104,401
Corporate Office Properties Trust	9,175	463,062
Corus Bankshares Inc.	9,458	218,196
Cousins Properties Inc.	9,538	336,405
Crawford & Co.	4,776	34,865
Credit Acceptance Corp. (a)	1,898	63,260
Crescent Real Estate Equities Co.	20,100	396,975
Crystal River Capital Inc.	1,800	45,954
CVB Financial Corp.	12,785	184,871
Darwin Professional Underwriters Inc. (a)	700	16,415
Deerfield Triarc Capital Corp.	10,700	181,151
Delphi Financial Group Inc.	10,518	425,558
DiamondRock Hospitality Co.	15,555	280,146
Digital Realty Trust Inc.	5,900	201,957
Dime Community Bancshares	5,969	83,626
Direct General Corp.	4,424	91,311

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Dollar Financial Corp. (a)	3,100	$86,366
Donegal Group Inc.	2,369	46,409
Doral Financial Corp.	19,440	55,793
Downey Financial Corp.	5,300	384,674
EastGroup Properties Inc.	5,467	292,813
Education Realty Trust Inc.	8,925	131,822
EMC Insurance Group Inc.	946	32,278
Enstar Group Inc. (a)	621	59,554
Enterprise Financial Services Corp.	1,476	48,088
Entertainment Properties Trust	5,900	344,796
Equity Inns Inc.	11,497	183,492
Equity Lifestyle Properties Inc.	5,091	277,103
Equity One Inc.	7,846	209,174
eSpeed Inc. (a)	4,901	42,786
Extra Space Storage Inc.	13,408	244,830
EZCORP Inc. (a)	8,400	136,500
Farmers Capital Bank Corp.	2,117	72,253
FBL Financial Group Inc.	2,898	113,254
Federal Agricultural Mortgage Corp. Class C	2,471	67,038
FelCor Lodging Trust Inc.	13,293	290,319
Fidelity Bankshares Inc.	6,572	260,711
Fieldstone Investment Corp.	16,292	71,359
Financial Federal Corp.	6,355	186,901
First Acceptance Corp. (a)	3,120	33,446
First Bancorp (North Carolina)	2,182	47,655
First BanCorp (Puerto Rico)	15,219	145,037
First Busey Corp.	2,579	59,446
First Cash Financial Services Inc. (a)	6,714	173,691
First Charter Corp.	8,328	204,869
First Commonwealth Financial Corp.	15,721	211,133
First Community Bancorp (CA)	5,775	301,859
First Community Bancshares Inc.	1,951	77,182
First Financial Bancorp	9,423	156,516
First Financial Bankshares Inc.	4,270	178,742
First Financial Corp. Indiana	2,599	92,135
First Financial Holdings Inc.	2,795	109,508
First Indiana Corp.	3,430	86,985
First Industrial Realty Trust Inc.	10,876	509,976
First Merchants Corp.	3,806	103,485
First Mercury Financial Corp. (a)	2,630	61,858
First Midwest Bancorp Inc.	12,441	481,218
First Niagara Financial Group Inc.	28,241	419,661
First Place Financial Corp. Ohio	2,615	61,426
First Potomac Realty Trust	4,689	136,497
First Regional Bancorp (a)	1,413	48,169
First Republic Bank	6,583	257,264
First South Bancorp Inc.	1,363	43,466
First State Bancorporation	4,527	112,043
FirstFed Financial Corp. (a)	3,782	253,281
FirstMerit Corp.	20,200	487,628
Flagstar Bancorp Inc.	8,394	124,567
Flushing Financial Corp.	3,367	57,475

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
FNB Corp. (PA)	14,979	$273,666
FNB Corp. (VA)	1,295	53,807
FPIC Insurance Group Inc. (a)	2,596	101,166
Franklin Bank Corp. (a)	5,985	122,932
Franklin Street Properties Corp.	13,084	275,418
Fremont General Corp.	15,756	255,405
Friedman Billings Ramsey Group Inc.	32,800	262,400
Frontier Financial Corp.	9,783	285,957
GAMCO Investors Inc.	1,825	70,190
GB&T Bancshares Inc.	2,432	53,917
Getty Realty Corp.	3,794	117,235
GFI Group Inc. (a)	2,839	176,756
Glacier Bancorp Inc.	13,062	319,235
Gladstone Capital Corp.	2,211	52,754
Gladstone Investment Corp.	3,000	45,930
Glimcher Realty Trust	8,270	220,892
GMH Communities Trust	8,283	84,072
Gramercy Capital Corp.	3,235	99,929
Great American Financial Resources Inc.	1,933	44,556
Great Southern Bancorp Inc.	1,882	55,538
Greater Bay Bancorp	12,201	321,252
Greene County Bancshares Inc.	2,596	103,139
Greenhill & Co. Inc.	4,349	320,956
Hancock Holding Co.	6,926	365,970
Hanmi Financial Corp.	9,930	223,723
Harleysville Group Inc.	3,632	126,466
Harleysville National Corp.	6,292	121,499
Harris & Harris Group Inc. (a)	5,695	68,853
Healthcare Realty Trust Inc.	10,400	411,216
Heartland Financial USA Inc.	2,743	79,136
Heritage Commerce Corp.	2,304	61,379
Hersha Hospitality Trust	11,825	134,095
Highland Hospitality Corp.	14,784	210,672
Highwoods Properties Inc.	13,569	553,072
Hilb Rogal & Hobbs Co.	7,908	333,085
Home Bancshares Inc.	2,700	64,908
Home Federal Bancorp Inc.	600	10,296
Home Properties Inc.	7,783	461,298
HomeBanc Corp.	15,662	66,250
Horace Mann Educators Corp.	8,902	179,820
Horizon Financial Corp.	2,167	52,138
IBERIABANK Corp.	2,035	120,167
IMPAC Mortgage Holdings Inc.	16,685	146,828
Independence Holding Co.	600	13,098
Independent Bank Corp. (MA)	3,624	130,573
Independent Bank Corp. (MI)	5,972	151,032
Infinity Property & Casualty Corp.	5,358	259,274
Inland Real Estate Corp.	16,417	307,326
Innkeepers USA Trust	9,115	141,282
Integra Bank Corp.	3,355	92,330
Interchange Financial Services Corp.	3,269	75,154
International Bancshares Corp.	10,000	309,100

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
International SecuritiesExchange Holdings Inc.	8,484	$396,966
Intervest Bancshares Corp. (a)	1,300	44,733
Investors Bancorp Inc. (a)	14,200	223,366
Investors Real Estate Trust	8,304	85,199
Irwin Financial Corp.	5,549	125,574
ITLA Capital Corp.	1,110	64,280
Jackson Hewitt Tax Service Inc.	8,792	298,664
James River Group Inc. (a)	2,000	64,640
Jer Investors Trust Inc.	5,100	105,417
Kansas City Life Insurance Co.	1,495	74,870
KBW Inc. (a)	133	3,909
Kearny Financial Corp.	3,806	61,124
Kite Realty Group Trust	5,494	102,298
KKR Financial Corp.	17,700	474,183
KNBT Bancorp Inc.	7,197	120,406
Knight Capital Group Inc. (a)	24,408	467,901
LaBranche & Co. Inc. (a)	11,499	113,035
Lakeland Bancorp Inc.	3,636	54,176
Lakeland Financial Corp.	2,132	54,430
LandAmerica Financial Group Inc.	3,903	246,318
LaSalle Hotel Properties	10,566	484,451
Lexington Corporate Properties Trust	12,982	291,186
LTC Properties Inc.	4,327	118,170
Luminent Mortgage Capital Inc.	14,064	136,561
Macatawa Bank Corp.	3,972	84,445
MAF Bancorp Inc.	8,350	373,161
Maguire Properties Inc.	9,037	361,480
MainSource Financial Group Inc.	2,361	39,995
MarketAxess Holdings Inc. (a)	8,596	116,648
Marlin Business Services Inc. (a)	2,329	55,966
MB Financial Inc.	7,537	283,467
MBT Financial Corp.	2,782	42,620
MCG Capital Corp.	14,058	285,659
Meadowbrook Insurance Group Inc. (a)	6,700	66,263
Medallion Financial Corp.	2,800	34,636
Medical Properties Trust Inc.	13,300	203,490
Mercantile Bank Corp.	2,236	84,297
MetroCorp Bancshares Inc.	1,200	25,248
MFA Mortgage Investments Inc.	19,969	153,562
Mid-America Apartment Communities Inc.	5,204	297,877
Mid-State Bancshares	5,797	210,953
Midland Co.	2,393	100,386
Midwest Banc Holdings Inc.	3,145	74,694
MortgageIT Holdings Inc.	7,069	104,268
MVC Capital Inc.	3,400	45,424
Nara Bancorp Inc.	5,984	125,185
NASB Financial Inc.	1,546	63,927
National Financial Partners Corp.	8,763	385,309
National Health Investors Inc.	4,801	158,433
National Interstate Corp.	3,400	82,620

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
National Penn Bancshares Inc.	10,230	$207,158
National Retail Properties Inc.	12,401	284,603
National Western Life Insurance Co.	422	97,119
Nationwide Health Properties Inc.	21,129	638,518
Navigators Group Inc. (a)	2,646	127,484
NBT Bancorp Inc.	7,175	183,034
Netbank Inc.	11,893	55,184
NewAlliance Bancshares Inc.	27,706	454,378
Newcastle Investment Corp.	10,914	341,826
Newkirk Realty Trust Inc.	3,800	68,552
NewStar Financial Inc. (a)	132	2,435
Northern Empire Bancshares (a)	1,632	48,209
NorthStar Realty Finance Corp.	13,897	230,273
Northwest Bancorp Inc.	3,737	102,618
Novastar Financial Inc.	8,314	221,568
NYMAGIC Inc.	1,000	36,600
OceanFirst Financial Corp.	2,205	50,561
Ocwen Financial Corp. (a)	8,712	138,172
Odyssey Re Holdings Corp.	3,546	132,266
Ohlo Casualty Corp.	15,959	475,738
Old National Bancorp	17,387	328,962
Old Second Bancorp Inc.	3,904	114,387
Omega Financial Corp.	2,412	76,991
Omega Healthcare Investors Inc.	12,257	217,194
optionsXpress Holdings Inc.	5,170	117,307
Oriental Financial Group Inc.	6,368	82,466
Pacific Capital Bancorp	11,363	381,570
Park National Corp.	2,654	262,746
Partners Trust Financial Group Inc.	9,712	113,048
Pennfed Financial Services Inc.	2,346	45,325
Pennsylvania Real Estate Investment Trust	8,231	324,137
Penson Worldwide Inc. (a)	2,200	60,302
Peoples Bancorp Inc.	2,010	59,697
PFF Bancorp Inc.	6,549	226,006
PHH Corp. (a)	11,802	340,724
Phoenix Co. Inc.	26,803	425,900
Pinnacle Financial Partners Inc. (a)	3,114	103,323
Piper Jaffray Co. (a)	4,333	282,295
Placer Sierra Bancshares	3,152	74,923
PMA Capital Corp. (a)	6,163	56,823
Post Properties Inc.	10,290	470,253
Preferred Bank	1,300	78,117
Premierwest Bancorp	4,600	73,416
Presidential Life Corp.	4,357	95,636
PrivateBancorp Inc.	4,608	191,831
ProAssurance Corp. (a)	7,793	389,027
Prosperity Bancshares Inc.	6,796	234,530
Provident Bankshares Corp.	8,589	305,768
Provident Financial Services Inc.	16,666	302,155
Provident New York Bancorp	8,070	120,889
PS Business Parks Inc.	3,991	282,204

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
QC Holdings, Inc. (a)	800	$12,768
R&G Financial Corp. Class B	6,599	50,482
RAIT Investment Trust	12,325	424,966
Ramco-Gershenson Properties Trust	4,218	160,875
Realty Income Corp.	24,800	686,960
Redwood Trust Inc.	4,134	240,103
Renasant Corp.	3,616	110,758
Republic Bancorp Inc.	18,383	247,435
Republic Bancorp Inc. (Kentucky)	1,380	34,624
Republic Property Trust	10,700	123,478
Rewards Network Inc. (a)	6,063	42,138
RLI Corp.	5,738	323,738
Rocille Financial Inc.	1,257	22,437
Roma Financial Corp. (a)	2,400	39,744
Royal Bancshares of Pennsylvania Inc.	420	11,038
S&T Bancorp Inc.	5,617	194,741
Safety Insurance Group Inc.	3,428	173,834
Sanders Morris Harris Group Inc.	4,975	63,531
Sandy Spring Bancorp Inc.	2,794	106,675
Santander BanCorp	1,715	30,613
Saul Centers Inc.	2,948	162,700
SCBT Financial Corp.	1,814	75,698
SCPIE Holdings Inc. (a)	2,000	52,280
Seabright Insurance Holdings (a)	4,200	75,642
Seacoast Banking Corp. of Florida	4,111	101,953
Security Bank Corp. (Georgia)	2,735	62,413
Selective Insurance Group Inc.	7,401	424,003
Senior Housing Properties Trust	15,346	375,670
Shore Bancshares Inc.	1,500	45,240
Sierra Bancorp	900	26,406
Signature Bank (a)	7,141	221,228
Simmons First National Corp.	2,790	88,024
Smithtown Bancorp Inc.	1,400	37,968
Southside Bancshares Inc.	1,894	48,733
Southwest Bancorp Inc.	4,155	115,758
Sovran Self Storage Inc.	3,973	227,573
Spirit Finance Corp.	21,044	262,419
State Auto Financial Corp.	3,946	137,045
State National Bancshares Inc.	2,800	107,772
Sterling Bancorp NY	4,708	92,748
Sterling Bancshares Inc. TX	17,193	223,853
Sterling Financial Corp. PA	5,009	118,563
Sterling Financial Corp. WA	10,523	355,783
Stewart Information Services Corp.	4,491	194,730
Stifel Financial Corp. (a)	2,488	97,604
Strategic Hotels & Resorts Inc.	16,493	359,382
Suffolk Bancorp	2,093	79,806
Sun Bancorp Inc. (New Jersey) (a)	2,497	52,612
Sun Communities Inc.	4,568	147,820
Sunstone Hotel Investors Inc.	12,812	342,465
Superior Bancorp (a)	5,818	65,976
Susquehanna Bancshares Inc.	13,283	357,047
SVB Financial Group (a)	9,002	419,673

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
SWS Group Inc.	3,665	$130,840
SY Bancorp Inc.	3,084	86,352
Tanger Factory Outlet Centers Inc.	6,525	254,997
Tarragon Corp.	2,517	30,632
Taylor Capital Group Inc.	1,789	65,495
Technology Investment Capital Corp.	3,682	59,427
Tejon Ranch Co. (a)	2,283	127,483
Texas Capital Bancshares Inc. (a)	6,180	122,858
Texas United Bancshares Inc.	2,700	92,718
The Bancorp Inc. (a)	1,678	49,669
The Mills Corp.	12,700	254,000
Thomas Weisel Partners Group Inc. (a)	2,000	42,200
TierOne Corp.	4,419	139,685
Tompkins Trustco Inc.	1,833	83,310
Tower Group Inc.	4,091	127,107
TradeStation Group Inc. (a)	6,302	86,652
Triad Guaranty Inc. (a)	2,994	164,281
Trico Bancshares	2,292	62,365
Trustco Bank Corp. NY	15,010	166,911
Trustmark Corp.	12,459	407,534
Trustreet Properties Inc.	15,817	266,516
U-Store-It Trust	11,581	237,990
UCBH Holdings Inc.	22,679	398,243
UMB Financial Corp.	7,790	284,413
Umpqua Holdings Corp.	13,786	405,722
Union Bankshares Corp.	2,563	78,402
United Bankshares Inc.	9,059	350,130
United Community Banks Inc.	7,155	231,250
United Community Financial Corp.	5,193	63,562
United Fire & Casualty Co.	5,092	179,493
United PanAm Financial Corp. (a)	2,060	28,346
United Security Bancshares	1,300	31,330
Universal American Financial Corp. (a)	9,856	183,716
Universal Health Realty Income Trust	3,155	122,982
Univest Corp. of Pennsylvania	2,236	68,153
Urstadt Biddle Properties Inc.	4,604	87,890
USB Holding Co. Inc.	2,998	72,252
USI Holdings Corp. (a)	9,860	151,450
ViewPoint Financial Group (a)	2,700	45,738
Vineyard National Bancorp	2,756	63,443
Virginia Commerce Bancorp (a)	4,038	80,275
Virginia Financial Group Inc.	2,017	56,456
W Holding Co. Inc.	27,243	162,368
Waddell & Reed Financial Inc.	20,918	572,316
Washington Real Estate Investment Trust	11,202	448,080
Washington Trust Bancorp Inc.	2,456	68,498
Wauwatosa Holdings Inc. (a)	1,388	24,734
WesBanco Inc.	4,714	158,060
West Bancorporation Inc.	3,415	60,719
West Coast Bancorp (Oregon)	3,260	112,926
Westamerica Bancorporation	8,083	409,242
Western Alliance Bancorp (a)	2,600	90,402

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Westfield Financial Inc.	1,603	$55,464
Willow Grove Bancorp Inc.	2,700	40,284
Wilshire Bancorp Inc.	4,118	78,118
Winston Hotels Inc.	7,307	96,818
Winthrop Realty Trust	4,200	28,770
Wintrust Financial Corp.	6,586	316,260
World Acceptance Corp. (a)	4,481	210,383
WSFS Financial Corp.	1,735	116,124
Yardville National Bancorp	1,841	69,443
Zenith National Insurance Corp.	8,698	408,023

		71,278,215

Health Care (11.53%)
Abaxis Inc. (a)	5,121	98,579
Abiomed Inc. (a)	6,301	88,844
Acadia Pharmaceuticals Inc. (a)	4,634	40,733
Adams Respiratory Therapeutics Inc. (a)	7,100	289,751
Adeza Biomedical Corp. (a)	3,700	55,167
Adolor Corp. (a)	11,163	83,946
Advanced Magnetics Inc. (a)	1,900	113,468
ADVENTRX Pharmaceuticals Inc. (a)	10,900	32,155
Advisory Board Co. (a)	4,778	255,814
Affymax Inc. (a)	127	4,323
Affymetrix Inc. (a)	15,100	348,206
Air Methods Corp. (a)	2,500	69,800
Akorn Inc. (a)	9,000	56,250
Albany Molecular Research Inc. (a)	5,323	56,211
Alexion Pharmaceuticals Inc. (a)	8,230	332,410
Align Technology Inc. (a)	12,639	176,567
Alkermes Inc. (a)	23,849	318,861
Alliance Imaging Inc. (a)	4,642	30,869
Allscripts Healthcare Solution Inc. (a)	11,032	297,754
Alnylam Pharmaceuticals Inc. (a)	8,100	173,340
Alpharma Inc.	9,181	221,262
Altus Pharmaceuticals Inc. (a)	1,700	32,045
Amedisys Inc. (a)	5,499	180,752
American Medical Systems Holdings Inc. (a)	17,107	316,822
AMERIGROUP Corp. (a)	11,500	412,735
AMN Healthcare Services Inc. (a)	8,295	228,444
Amsurg Corp. (a)	7,204	165,692
Anadys Pharmaceuticals Inc. (a)	5,200	25,584
Analogic Corp.	3,406	191,213
Angiodynamics Inc. (a)	2,600	55,874
Applera Corp. - Celera Genomics Group (a)	18,097	253,177
Apria Healthcare Group Inc. (a)	10,276	273,855
Arena Pharmaceuticals Inc. (a)	11,858	153,087
Ariad Pharmaceuticals Inc. (a)	16,544	85,036
Array Biopharma Inc. (a)	9,678	125,040
Arrow International Inc.	5,673	200,711

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Arthrocare Corp. (a)	6,473	$258,402
Aspect Medical Systems Inc. (a)	3,962	74,525
Atherogenics Inc. (a)	9,595	95,086
Auxilium Pharmaceuticals Inc. (a)	6,700	98,423
AVANIR Pharmaceuticals (a)	7,984	18,443
AVI BioPharma Inc. (a)	12,500	39,750
Bentley Pharmaceuticals Inc. (a)	3,815	38,799
Bio-Rad Laboratories Inc. (a)	4,096	338,002
Bio-Reference Labs Inc. (a)	2,746	61,758
BioCryst Pharmaceuticals Inc. (a)	4,800	55,488
Bioenvision Inc. (a)	8,333	38,665
BioMarin Pharmaceutical Inc. (a)	22,543	369,480
Biosite Inc. (a)	4,064	198,526
Bradley Pharmaceuticals Inc. (a)	3,800	78,204
Bruker BioSciences Corp. (a)	7,813	58,676
Cadence Pharmaceuticals Inc. (a)	1,220	15,030
Candela Corp. (a)	5,784	71,548
Capital Senior Living Corp. (a)	4,100	43,501
Caraco Pharmaceutical Laboratories Inc. (a)	2,074	29,036
Cell Genesys Inc. (a)	12,614	42,761
Centene Corp. (a)	9,509	233,636
Cepheid Inc. (a)	11,830	100,555
Cerus Corp. (a)	5,800	33,988
Chemed Corp.	6,412	237,116
Coley Pharmaceutical Group Inc. (a)	3,500	33,915
Combinatorx Inc. (a)	5,000	43,300
Computer Programs & Systems Inc.	2,284	77,633
Conceptus Inc. (a)	5,600	119,224
Conmed Corp. (a)	6,829	157,886
Conor Medsystems Inc. (a)	7,463	233,816
Corvel Corp. (a)	1,905	90,621
Cotherix Inc. (a)	4,861	65,575
Cross Country Healthcare Inc. (a)	7,789	169,956
Cubist Pharmaceuticals Inc. (a)	13,566	245,680
CV Therapeutics Inc. (a)	13,802	192,676
Cyberonics Inc. (a)	5,476	113,025
Cypress Bioscience Inc. (a)	8,201	63,558
Cytokinetics Inc. (a)	4,900	36,652
Datascope Inc.	3,437	125,244
deCODE genetics Inc. (a)	13,603	61,622
Dendreon Corp. (a)	18,855	78,625
Dendrite International Inc. (a)	9,003	96,422
DepoMed Inc. (a)	9,400	32,430
Dexcom Inc. (a)	3,400	33,524
Digene Corp. (a)	4,224	202,414
Diversa Corp. (a)	6,403	69,665
DJO Inc. (a)	5,002	214,186
Durect Corp. (a)	16,048	71,253
Eclipsys Corp. (a)	11,221	230,704
Emageon Inc. (a)	4,637	71,224
Emeritus Corp. (a)	700	17,395

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Emisphere Technologies Inc. (a)	6,000	$31,740
Encysive Pharmaceuticals Inc. (a)	15,458	65,078
Enzo Biochem Inc. (a)	6,661	95,052
Enzon Pharmaceuticals Inc. (a)	12,015	102,248
eResearch Technology Inc. (a)	10,937	73,606
ev3 Inc. (a)	2,800	48,244
Exelixis Inc. (a)	23,515	211,635
Five Star Quality Care Inc. (a)	6,700	74,705
Foxhollow Technologies Inc. (a)	4,721	101,879
Genesis HealthCare Corp. (a)	4,697	221,839
Genitope Corp. (a)	6,411	22,567
Genomic Health Inc. (a)	3,400	63,240
Genta Inc. (a)	33,000	14,602
Gentiva Health Services Inc. (a)	6,726	128,198
Geron Corp. (a)	15,473	135,853
Greatbatch Inc. (a)	4,656	125,339
GTx Inc. (a)	1,572	28,044
Haemonetics Corp. (a)	5,797	260,981
Hana Biosciences Inc. (a)	6,000	38,220
Hansen Medical Inc. (a)	615	7,097
HealthExtras Inc. (a)	6,791	163,663
Healthspring Inc. (a)	3,600	73,260
HealthTronics Inc. (a)	6,972	46,433
Healthways Inc. (a)	8,570	408,875
Hi-Tech Pharmacal Co. Inc. (a)	2,808	34,173
Hologic Inc. (a)	12,336	583,246
Horizon Health Corp. (a)	3,832	74,992
Human Genome Sciences Inc. (a)	29,990	373,076
Hythiam Inc. (a)	6,600	60,984
I-Flow Corp. (a)	5,802	86,740
ICOS Corp. (a)	15,951	538,984
ICU Medical Inc. (a)	3,732	151,818
Idenix Pharmaceuticals Inc. (a)	6,069	52,740
Illumina Inc. (a)	10,836	425,963
Immucor Inc. (a)	16,135	471,626
Incyte Corp. (a)	22,154	129,379
Indevus Pharmaceuticals Inc. (a)	11,700	83,070
Integra LifeSciences Holdings Corp. (a)	4,527	192,805
InterMune Inc. (a)	6,089	187,237
IntraLase Corp. (a)	5,558	124,388
Invacare Corp.	6,904	169,493
inVentiv Health Inc. (a)	6,456	228,220
Inverness Medical Innovations Inc. (a)	7,797	301,744
IRIS International Inc. (a)	5,016	63,452
Isis Pharmaceuticals Inc. (a)	17,802	197,958
Kendle International Inc. (a)	3,000	94,350
Kensey Nash Corp. (a)	2,900	92,220
Keryx Biopharmaceuticals Inc. (a)	10,823	143,946
Kindred Healthcare Inc. (a)	7,885	199,096
KV Pharmaceutical Co. (a)	9,680	230,190
Kyphon Inc. (a)	10,797	436,199
LCA-Vision Inc.	4,605	158,228
Lexicon Genetics Inc. (a)	13,560	48,952

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
LHC Group Inc. (a)	3,200	$91,232
Lifecell Corp. (a)	7,430	179,360
Luminex Corp. (a)	8,138	103,353
Magellan Health Services Inc. (a)	9,053	391,271
MannKind Corp. (a)	7,455	122,933
Martek Biosciences Corp. (a)	7,037	164,244
Matria Healthcare Inc. (a)	5,178	148,764
Matthews International Corp.	7,768	305,671
Maxygen Inc. (a)	5,179	55,778
Medarex Inc. (a)	29,600	437,784
Medcath Corp. (a)	2,156	58,988
Medical Action Industries Inc. (a)	2,700	87,048
Medicines Co. (a)	12,110	384,129
Medicis Pharmaceutical Corp.	12,735	447,381
Mentor Corp.	8,113	396,482
Merge Technologies Inc. (a)	5,577	36,585
Meridian Bioscience Inc.	4,872	119,510
Merit Medical Systems Inc. (a)	6,797	107,664
Metabasis Therapeutics Inc. (a)	4,100	30,832
MGI Pharma Inc. (a)	17,797	327,643
Molecular Devices Corp. (a)	4,364	91,949
Molina Healthcare Inc. (a)	2,529	82,218
Momenta Pharmaceuticals Inc. (a)	4,511	70,958
Monogram Biosciences Inc. (a)	28,243	50,273
MWI Veterinary Supply Inc. (a)	1,400	45,220
Myriad Genetics Inc. (a)	8,570	268,241
Nabi Biopharmaceuticals (a)	15,411	104,487
Nastech Pharmaceutical Co. Inc. (a)	5,743	86,892
National Healthcare Corp.	1,573	86,830
Natus Medical Inc. (a)	4,700	78,067
Nektar Therapeutics (a)	21,699	330,042
Neurocrine Biosciences Inc. (a)	8,738	91,050
Neurometrix Inc. (a)	3,074	45,833
New River Pharmaceuticals Inc. (a)	4,116	225,186
Nighthawk Radiology Holdings Inc. (a)	2,000	51,000
Northfield Laboratories Inc. (a)	6,752	27,481
Northstar Neuroscience Inc. (a)	1,800	25,884
Novavax Inc. (a)	14,900	61,090
Noven Pharmaceuticals Inc. (a)	6,141	156,288
NPS Pharmaceuticals Inc. (a)	11,621	52,643
NuVasive Inc. (a)	8,022	185,308
Nuvelo Inc. (a)	12,721	50,884
NxStage Medical Inc. (a)	2,100	17,598
Obagi Medical Products Inc. (a)	900	9,279
Odyssey HealthCare Inc. (a)	7,813	103,600
Omnicell Inc. (a)	6,300	117,369
Onyx Pharmaceuticals Inc. (a)	8,827	93,390
Option Care Inc.	6,670	95,047
OraSure Technologies Inc. (a)	11,075	91,479
OSI Pharmaceuticals Inc. (a)	12,800	447,744
Osiris Therapeutics Inc. (a)	800	20,256
Owens & Minor Inc.	8,665	270,955
Pain Therapeutics Inc. (a)	8,759	77,955

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Palomar Medical Technologies Inc. (a)	4,279	$216,817
Panacos Pharmaceuticals Inc. (a)	10,600	42,506
Par Pharmaceutical Cos Inc. (a)	7,521	168,245
Parexel International Corp. (a)	6,867	198,937
Parkway Properties Inc.	3,645	185,931
Penwest Pharmaceutical Co. (a)	5,749	95,548
Per-Se Technologies Inc. (a)	7,815	217,101
Peregrine Pharmaceuticals Inc. (a)	42,900	49,764
Pharmanet Development Group Inc. (a)	4,895	108,033
Pharmion Corp. (a)	6,471	166,564
PolyMedica Corp.	5,588	225,811
Pozen Inc. (a)	7,299	124,010
PRA International (a)	4,733	119,603
Progenics Pharmaceuticals Inc. (a)	5,339	137,426
PSS World Medical Inc. (a)	16,833	328,748
Psychiatric Solutions Inc. (a)	12,474	468,024
Quidel Corp. (a)	6,400	87,168
Radiation Therapy Services Inc. (a)	2,642	83,276
Regeneron Pharmaceutical Inc. (a)	12,129	243,429
RehabCare Group Inc. (a)	3,594	53,371
Renovis Inc. (a)	5,370	16,969
Res-Care Inc. (a)	5,788	105,052
Rigel Pharmaceuticals Inc. (a)	5,499	65,273
Salix Pharmaceuticals Ltd. (a)	11,375	138,434
Sangamo BioSciences Inc. (a)	7,400	48,840
Santarus Inc. (a)	11,400	89,262
Savient Pharmaceuticals Inc. (a)	13,163	147,557
Sciele Pharma Inc. (a)	7,279	174,696
Senomyx Inc. (a)	7,860	102,101
Sirna Therapeutics Inc. (a)	8,500	110,585
Sirona Dental Systems Inc.	4,000	154,040
Solexa Inc. (a)	4,800	63,120
Somaxon Pharmaceuticals Inc. (a)	1,500	21,285
SonoSite Inc. (a)	3,969	122,761
Spectranetics Corp. (a)	7,600	85,804
Stereotaxis Inc. (a)	5,835	60,217
STERIS Corp.	17,004	427,991
Stewart Enterprises Inc.	21,654	135,337
Sun Healthcare Group Inc. (a)	5,900	74,517
Sunrise Senior Living Inc. (a)	9,864	303,022
SuperGen Inc. (a)	11,834	60,117
SurModics Inc. (a)	4,000	124,480
Symbion Inc. (a)	4,805	88,941
Symmetry Medical Inc. (a)	9,008	124,581
Tanox Inc. (a)	5,339	106,246
Telik Inc. (a)	13,023	57,692
ThermoGenesis Corp. (a)	14,348	61,840
Thoratec Corp. (a)	13,130	230,825
Trimeris Inc. (a)	3,664	46,569
TriZetto Group Inc. (a)	10,772	197,882
United Surgical Partners International Inc. (a)	10,539	298,781

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
United Therapeutics Corp. (a)	5,305	$288,433
Valeant Pharmaceuticals International	20,800	358,592
Varian Inc. (a)	7,435	333,014
Ventana Medical Systems Inc. (a)	6,796	292,432
Viasys Healthcare Inc. (a)	6,734	187,340
ViroPharma Inc. (a)	15,200	222,528
Visicu Inc. (a)	1,300	14,560
VistaCare Inc. Class A (a)	2,671	27,111
Vital Images Inc. (a)	3,490	121,452
Vital Signs Inc.	1,424	71,086
Volcano Corp. (a)	2,400	39,336
West Pharmaceutical Services Inc.	7,549	386,735
Wright Medical Group Inc. (a)	8,645	201,256
Xenoport Inc. (a)	5,200	127,660
Young Innovations Inc.	989	32,934
Zoll Medical Corp. (a)	2,533	147,522
ZymoGenetics Inc. (a)	9,495	147,837

		37,673,772

Industrials (14.06%)
3D Systems Corp. (a)	2,472	39,453
Aaon Inc.	1,688	44,361
AAR Corp. (a)	8,103	236,527
ABM Industries Inc.	9,335	211,998
ABX Air Inc. (a)	15,111	104,719
ACCO Brands Corp. (a)	11,400	301,758
Accuride Corp. (a)	4,967	55,928
Actuant Corp. Class A	6,150	293,048
Acuity Brands Inc.	10,662	554,851
Administaff Inc.	4,999	213,807
Airtran Holdings Inc. (a)	20,267	237,935
Alaska Air Group Inc. (a)	9,017	356,172
Albany International Corp. Class A	6,551	215,593
Allegiant Travel Co. (a)	110	3,087
Ambassadors International Inc.	1,300	59,306
Amerco Inc. (a)	2,388	207,780
American Commercial Lines Inc. (a)	7,500	491,325
American Ecology Corp.	3,846	71,189
American Railcar Industries Inc.	2,300	78,292
American Reprographics Co. (a)	6,521	217,215
American Science & Engineering Inc. (a)	2,281	135,742
American Superconductor Corp. (a)	8,150	79,952
American Woodmark Corp.	3,270	136,850
Ameron International Corp.	2,152	164,348
Ampco-Pittsburgh Corp.	1,900	63,612
AMREP Corp.	500	61,250
AO Smith Corp.	5,229	196,401
Apogee Enterprises Inc.	7,136	137,796
Applied Industrial Technologies Inc.	11,149	293,330
ARGON ST Inc. (a)	2,563	55,207
Arkansas Best Corp.	5,590	201,240

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Asset Acceptance Capital Corp. (a)	4,199	$70,627
Astec Industries Inc. (a)	4,214	147,911
ASV Inc. (a)	4,774	77,673
Atlas Air Worldwide Holdings Inc. (a)	5,143	228,864
Badger Meter Inc.	2,830	78,391
Baldor Electric Co.	8,197	273,944
Banta Corp.	6,110	222,404
Barnes Group Inc.	8,744	190,182
Barrett Business Services Inc.	1,200	28,104
Basin Water Inc. (a)	2,100	14,217
BE Aerospace Inc. (a)	18,794	482,630
Beacon Roofing Supply Inc. (a)	10,385	195,446
BlueLinx Holdings Inc.	2,335	24,284
Bowne & Co. Inc.	7,365	117,398
Brady Corp.	11,079	413,025
Briggs & Stratton Corp.	11,180	301,301
Bucyrus International Inc. Class A	7,621	394,463
Builders Firstsource Inc. (a)	4,100	73,103
Capstone Turbine Corp. (a)	25,200	30,996
Cascade Corp.	2,662	140,820
Casella Waste Systems Inc. (a)	5,945	72,707
CBIZ Inc. (a)	15,836	110,377
CDI Corp.	3,305	82,295
Celadon Group Inc. (a)	5,600	93,800
Central Parking Corp.	2,961	53,298
Cenveo Inc. (a)	12,571	266,505
Ceradyne Inc. (a)	6,020	340,130
Chart Industries Inc. (a)	4,000	64,840
China BAK Battery Inc. (a)	6,344	41,363
CIRCOR International Inc.	3,721	136,896
Clarcor Inc.	12,867	435,033
Clean Harbors Inc. (a)	3,735	180,811
Coinstar Inc. (a)	7,168	219,126
Color Kinetics Inc. (a)	2,947	62,918
Columbus McKinnon Corp. (a)	4,700	98,794
Comfort Systems USA Inc.	8,973	113,419
Commercial Vehicle Group Inc. (a)	5,559	121,186
CompX International Inc.	818	16,491
COMSYS IT Partners Inc. (a)	4,145	83,770
Consolidated Graphics Inc. (a)	2,701	159,548
Cornell Co. Inc. (a)	3,400	62,050
CoStar Group Inc. (a)	3,988	213,597
CRA International Inc. (a)	3,015	157,986
Cubic Corp.	3,065	66,511
Curtiss-Wright Corp.	10,528	390,378
Deluxe Corp.	11,200	282,240
DeVry Inc.	14,959	418,852
Diamond Management & Technology Consultants Inc.	6,359	79,106
Dollar Thrifty Automotive Group Inc. (a)	5,712	260,524
DXP Enterprises Inc. (a)	600	21,024
Dycom Industries Inc. (a)	9,933	209,785
Dynamex Inc. (a)	3,104	72,509

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Dynamic Materials Corp.	2,854	$80,197
DynCorp International Inc. (a)	6,600	104,742
EDO Corp.	4,564	108,349
EGL Inc. (a)	7,781	231,718
Electro Rent Corp. (a)	3,606	60,220
ElkCorp	5,311	218,229
EMCOR Group Inc. (a)	7,306	415,346
Encore Wire Corp. (a)	5,795	127,548
Energy Conversion Devices Inc. (a)	8,714	296,102
EnerSys (a)	10,023	160,368
ENGlobal Corp. (a)	3,100	19,933
Ennis Inc.	6,632	162,219
EnPro Industries Inc. (a)	4,648	154,360
ESCO Technologies Inc. (a)	5,610	254,918
Essex Corp. (a)	4,732	113,142
Esterline Technologies Corp. (a)	5,548	223,196
Evergreen Solar Inc. (a)	14,770	111,809
Exponent Inc. (a)	3,126	58,331
ExpressJet Holdings Inc. (a)	11,911	96,479
Federal Signal Corp.	10,434	167,361
First Advantage Corp. Class A (a)	2,001	45,943
First Consulting Group Inc. (a)	5,600	77,056
First Solar Inc. (a)	5,105	152,129
Flanders Corp. (a)	3,643	36,066
Florida East Coast Industries Inc.	8,666	516,494
Forward Air Corp.	7,508	217,206
Franklin Electric Co. Inc.	5,398	277,403
Freightcar America Inc.	2,960	164,132
Frontier Airlines Holdings Inc. (a)	10,126	74,932
FTI Consulting Inc. (a)	8,962	249,950
FuelCell Energy Inc. (a)	13,510	87,275
G&K Services Inc. Class A	4,280	166,449
Gehl Co. (a)	2,679	73,753
GenCorp Inc. (a)	14,026	196,645
General Cable Corp. (a)	11,422	499,256
Genesee & Wyoming Inc. (a)	7,988	209,605
Genlyte Group Inc. (a)	5,944	464,286
Geo Group Inc. (a)	4,740	177,845
Global Cash Access Holdings Inc. (a)	7,100	115,233
Goodman Global Inc. (a)	6,300	108,360
GrafTech International Ltd. (a)	20,027	138,587
Granite Construction Inc.	8,205	412,876
Greenbrier Companies Inc.	3,507	105,210
Griffon Corp. (a)	6,097	155,474
H&E Equipment Services Inc. (a)	2,900	71,833
Healthcare Services Group Inc.	6,994	202,546
Heartland Express Inc.	15,526	233,201
Heico Corp.	4,678	181,647
Heidrick & Struggles InternationalInc. (a)	4,512	191,128
Herley Industries Inc. (a)	5,180	83,864
Herman Miller Inc.	16,300	592,668
Hexcel Corp. (a)	22,974	399,977

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Horizon Lines Inc.	3,100	$83,576
Houston Wire & Cable Co. (a)	2,000	41,800
Hub Group Inc. (a)	9,874	272,029
Hudson Highland Group Inc. (a)	6,446	107,519
Huron Consulting Group Inc. (a)	4,436	201,128
ICT Group Inc. (a)	1,300	41,067
IHS Inc. (a)	5,000	197,400
II-VI Inc. (a)	4,798	134,056
IKON Office Solutions Inc.	26,089	427,077
Infrasource Services Inc. (a)	5,704	124,176
Innerworkings Inc. (a)	3,252	51,902
Innovative Solutions & Support Inc. (a)	2,716	46,254
Insituform Technologies Inc. (a)	6,256	161,780
Insteel Industries Inc.	3,300	58,707
Integrated Electrical Services Inc. (a)	2,800	49,812
Interline Brands Inc. (a)	6,939	155,919
Interpool Inc.	2,254	52,653
Ionatron Inc. (a)	8,195	33,600
Jacuzzi Brands Inc. (a)	16,790	208,700
Jetblue Airways Corp. (a)	41,500	589,300
John H Harland Co.	6,490	325,798
K&F Industries Holdings Inc. (a)	3,800	86,298
Kadant Inc. (a)	3,558	86,744
Kaman Corp.	5,646	126,414
Kaydon Corp.	6,832	271,504
Kelly Services Inc. Class A	5,416	156,739
Kenexa Corp. (a)	4,000	133,040
Kforce Inc. (a)	7,126	86,723
Knight Transportation Inc.	13,796	235,222
Knoll Inc.	7,044	154,968
Korn/Ferry International (a)	10,633	244,134
L.B. Foster Co. (a)	2,600	67,366
Labor Ready Inc. (a)	13,410	245,805
Ladish Co. Inc. (a)	3,400	126,072
Lamson & Sessions Co. (a)	3,400	82,484
Lawson Products Inc.	711	32,628
Layne Christensen Co. (a)	3,026	99,344
LECG Corp. (a)	5,128	94,765
Lindsay Corp.	2,998	97,885
LSI Industries Inc.	5,590	110,962
Marten Transport Ltd. (a)	4,159	76,234
MasTec Inc. (a)	8,681	100,179
McGrath Rentcorp	4,740	145,186
Medis Technologies Ltd. (a)	4,594	80,073
Mercury Computer Systems Inc. (a)	5,670	75,751
Mesa Air Group Inc. (a)	8,385	71,859
Middleby Corp. (a)	1,617	169,251
Miller Industries Inc. (a)	2,500	60,000
Mine Safety Appliances Co.	7,818	286,530
Mobile Mini Inc. (a)	8,694	234,216
Moog Inc. (a)	9,243	352,990
MTC Technologies Inc. (a)	2,214	52,140
Mueller Industries Inc. (a)	8,711	276,139

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Mueller Water Products Inc.	25,800	$383,646
NACCO Industries Inc.	1,236	168,838
Navigant Consulting Inc. (a)	10,148	200,524
Navistar International Corp. (a)	14,400	481,392
NCI Building Systems Inc. (a)	4,732	244,881
Nordson Corp.	6,972	347,415
Nuco2 Inc. (a)	3,961	97,401
Old Dominion Freight Line Inc. (a)	6,575	158,260
On Assignment Inc. (a)	5,300	62,275
Orbital Sciences Corp. (a)	13,666	252,001
P.A.M. Transportation Services Inc. (a)	1,300	28,626
Pacer International Inc.	8,905	265,102
Patriot Transportation Holding Inc. (a)	200	18,672
PeopleSupport Inc. (a)	6,100	128,405
Perini Corp. (a)	5,418	166,766
PGT Inc. (a)	4,100	51,865
PICO Holdings Inc. (a)	2,747	95,513
Pike Electric Corp. (a)	3,800	62,054
Plug Power Inc. (a)	15,883	61,785
Portfolio Recovery Associates Inc. (a)	3,983	185,966
Powell Industries Inc. (a)	1,335	42,146
Power-One Inc. (a)	16,208	117,994
PW Eagle Inc.	2,600	89,700
Quality Distribution Inc. (a)	1,600	21,312
RailAmerica Inc. (a)	9,536	153,339
Raven Industries Inc.	4,192	112,346
RBC Bearings Inc. (a)	5,100	146,166
Regal-Beloit Corp.	7,622	400,231
Republic Airways Holdings Inc. (a)	8,332	139,811
Resources Connection Inc. (a)	11,583	368,803
Robbins & Myers Inc.	3,329	152,868
Rollins Inc.	5,995	132,549
Rush Enterprises Inc. Class A (a)	5,712	96,647
Saia Inc. (a)	3,635	84,368
SAIC Inc. (a)	20,100	357,579
Schawk Inc.	3,882	75,854
School Specialty Inc. (a)	5,564	208,594
Sequa Corp. (a)	1,571	180,759
Simpson Manufacturing Co. Inc.	8,757	277,159
SIRVA Inc. (a)	10,503	36,550
Sitel Corp. (a)	11,900	50,218
SkyWest Inc.	15,821	403,594
Spherion Corp. (a)	13,893	103,225
Standard Parking Corp. (a)	900	34,569
Standard Register Co.	3,596	43,152
Standex International Corp.	2,827	85,178
Stanley Inc. (a)	130	2,198
Sterling Construction Co. Inc. (a)	2,200	47,872
Synagro Technologies Inc.	11,900	52,598
TAL International Group Inc.	3,400	90,746
Taleo Corp. (a)	2,600	35,542
Team Inc. (a)	1,800	62,694
Tecumseh Products Co. (a)	4,237	71,605

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Teledyne Technologies Inc. (a)	8,559	$343,473
TeleTech Holdings Inc. (a)	7,505	179,219
Tennant Co.	3,776	109,504
Tetra Tech Inc. (a)	14,351	259,610
The Gormann-Rupp Co.	2,230	82,443
The Providence Service Corp. (a)	3,099	77,878
Titan International Inc.	4,478	90,232
TransDigm Group Inc. (a)	2,154	57,103
Tredegar Corp.	8,099	183,118
Trex Co. Inc. (a)	2,934	67,159
Triumph Group Inc.	3,882	203,533
TurboChef Technologies Inc. (a)	2,930	49,869
UAP Holding Corp.	12,121	305,207
United Industrial Corp.	2,265	114,949
United Stationers Inc. (a)	7,554	352,696
Universal Forest Products Inc.	4,010	186,946
Universal Truckload Services Inc. (a)	1,100	26,125
US Xpress Enterprises Inc. Class A (a)	2,374	39,100
USA Truck Inc. (a)	2,206	35,406
Valmont Industries Inc.	4,532	251,481
Viad Corp.	5,162	209,577
Vicor Corp.	3,808	42,307
Volt Information Sciences Inc. (a)	2,069	103,885
Wabash National Corp.	8,051	121,570
Wabtec Corp.	11,441	347,578
Washington Group International Inc. (a)	6,872	410,877
Waste Connections Inc. (a)	10,160	422,148
Waste Industries USA Inc.	1,400	42,728
Waste Services Inc. (a)	5,657	55,721
Watsco Inc.	6,799	320,641
Watson Wyatt Worldwide Inc.	10,033	452,990
Watts Water Technologies Inc.	6,424	264,091
Werner Enterprises Inc.	12,426	217,206
Williams Scotsman International Inc. (a)	7,200	141,264
Woodward Governor Co.	7,355	292,067

		45,940,272

Information Technology (18.32%)
24/7 Real Media Inc. (a)	11,100	100,455
3Com Corp. (a)	91,971	378,001
Acacia Research - Acacia Technologies (a)	6,800	90,984
Access Integrated Technologies Inc. (a)	2,500	21,800
Acme Packet Inc. (a)	3,100	63,984
Actel Corp. (a)	6,637	120,528
Actuate Corp. (a)	11,600	68,904
Adaptec Inc. (a)	27,524	128,262
Adtran Inc.	16,052	364,380
Advanced Analogic Technologies Inc. (a)	7,700	41,503
Advanced Energy Industries Inc. (a)	9,133	172,340

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Advent Software Inc. (a)	5,205	$183,684
Aeroflex Inc. (a)	18,709	219,269
Agile Software Corp. (a)	14,523	89,316
Agilysys Inc.	7,360	123,206
Altiris Inc. (a)	5,210	132,230
AMIS Holdings Inc. (a)	8,950	94,602
Amkor Technology Inc. (a)	24,664	230,362
ANADIGICS Inc. (a)	11,500	101,890
Anaren Inc. (a)	4,446	78,961
Andrew Corp. (a)	35,600	364,188
Anixter International Inc. (a)	7,596	412,463
Ansoft Corp. (a)	4,084	113,535
Ansys Inc. (a)	8,272	359,749
Applied Micro Circuits Corp. (a)	67,450	240,122
aQuantive Inc. (a)	18,439	454,706
Ariba Inc. (a)	16,294	126,116
Arris Group Inc. (a)	24,893	311,411
Art Technology Group Inc. (a)	26,800	62,444
Aspen Technology Inc. (a)	13,520	148,990
Asyst Technologies Inc. (a)	12,175	88,999
Atheros Communications (a)	11,523	245,670
ATMI Inc. (a)	9,288	283,563
Avanex Corp. (a)	39,600	74,844
Avid Technology Inc. (a)	10,200	380,052
Avocent Corp. (a)	12,532	424,208
Axcelis Technologies Inc. (a)	25,786	150,332
Bankrate Inc. (a)	2,583	98,025
BearingPoint Inc. (a)	41,522	326,778
Bel Fuse Inc.	2,770	96,368
Belden CDT Inc.	10,131	396,021
Benchmark Electronics Inc. (a)	13,977	340,480
Black Box Corp.	4,455	187,065
Blackbaud Inc.	10,911	283,686
Blackboard Inc. (a)	6,591	197,994
Blue Coat Systems Inc. (a)	3,339	79,969
Bookham Inc. (a)	14,500	59,015
Borland Software Corp. (a)	20,801	113,157
Bottomline Technologies Inc. (a)	4,431	50,735
Brightpoint Inc. (a)	11,161	150,115
Brocade Communications Systems Inc. (a)	63,755	523,429
Brooks Automation Inc. (a)	17,749	255,586
C-COR Inc. (a)	12,269	136,677
Cabot Microelectronics Corp. (a)	5,861	198,922
CACI International Inc. (a)	6,800	384,200
CalAmp Corp. (a)	4,700	39,668
Carrier Access Corp. (a)	4,100	26,896
Cass Information Systems Inc.	1,050	37,989
Checkpoint Systems Inc. (a)	8,609	173,902
Chordiant Software Inc. (a)	16,400	54,284
Ciber Inc. (a)	10,743	72,838
Cirrus Logic Inc. (a)	22,497	154,779
CMGI Inc. (a)	114,956	154,041

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
CNET Networks Inc. (a)	36,483	$331,630
Cogent Inc. (a)	9,471	104,276
Cognex Corp.	11,561	275,383
Coherent Inc. (a)	7,450	235,197
Cohu Inc.	6,008	121,121
CommScope Inc. (a)	12,929	394,076
Commvault Systems Inc. (a)	2,988	59,790
Comtech Group Inc. (a)	3,800	69,122
Comtech Telecommunications Corp. (a)	5,497	209,271
Concur Technologies Inc. (a)	7,797	125,064
Conexant Systems Inc. (a)	111,660	227,786
Convera Corp. (a)	5,800	26,622
Covansys Corp. (a)	7,136	163,771
CPI International Inc. (a)	1,100	16,500
Credence Systems Corp. (a)	23,441	121,893
CSG Systems International Inc. (a)	11,365	303,786
CTS Corp.	7,641	119,964
CyberSource Corp. (a)	7,929	87,378
Cymer Inc. (a)	8,576	376,915
Daktronics Inc.	9,152	337,251
DealerTrack Holdings Inc. (a)	2,100	61,782
Digi International Inc. (a)	6,648	91,676
Digital Insight Corp. (a)	8,190	315,233
Digital River Inc. (a)	9,211	513,882
Digitas Inc. (a)	21,974	294,671
Diodes Inc. (a)	4,593	162,960
Dionex Corp. (a)	5,098	289,108
Ditech Networks Inc. (a)	8,077	55,893
DivX Inc. (a)	2,100	48,447
DSP Group Inc. (a)	7,724	167,611
DTS Inc. (a)	3,884	93,954
Eagle Test Systems Inc. (a)	2,100	30,618
Earthlink Inc. (a)	32,932	233,817
Echelon Corp. (a)	5,844	46,752
eCollege.com Inc. (a)	4,427	69,283
eFunds Corp. (a)	9,897	272,168
Electro Scientific Industries Inc. (a)	6,738	135,703
Electronics for Imaging Inc. (a)	13,908	369,675
Emcore Corp. (a)	10,381	57,407
EMS Technologies Inc. (a)	4,200	84,126
Emulex Corp. (a)	18,788	366,554
Entegris Inc. (a)	34,193	369,968
Epicor Software Corp. (a)	13,014	175,819
EPIQ Systems Inc. (a)	3,860	65,504
Equinix Inc. (a)	6,957	526,088
Euronet Worldwide Inc. (a)	8,181	242,894
Exar Corp. (a)	8,467	110,071
Excel Technology Inc. (a)	3,446	88,183
Exlservice Holdings Inc. (a)	1,165	24,512
Extreme Networks Inc. (a)	30,464	127,644
FalconStor Software Inc. (a)	6,416	55,498
FEI Co. (a)	5,786	152,577
Finisar Corp. (a)	50,575	163,357

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Flextronics International Ltd. (a)	7,037	$80,785
Flir Systems Inc. (a)	16,300	518,829
Formfactor Inc. (a)	11,069	412,320
Forrester Research Inc. (a)	3,052	82,740
Foundry Networks Inc. (a)	35,254	528,105
Gartner Inc. (a)	14,251	282,027
Gateway Inc. (a)	71,090	142,891
Genesis Microchip Inc. (a)	8,307	84,233
Gerber Scientific Inc. (a)	4,500	56,520
Gevity HR Inc.	6,578	155,833
Global Imaging Systems Inc. (a)	11,252	246,981
Harmonic Inc. (a)	19,254	139,977
Heartland Payment Systems Inc.	2,800	79,100
Hittite Microwave Corp. (a)	3,400	109,888
HouseValues Inc. (a)	2,600	14,638
Hutchinson Technology Inc. (a)	6,528	153,865
Hypercom Corp. (a)	13,541	85,985
Hyperion Solutions Corp. (a)	13,800	495,972
I.D. Systems Inc. (a)	2,900	54,578
i2 Technologies Inc. (a)	3,600	82,152
iGate Corp. (a)	6,126	42,147
Ikanos Communications (a)	5,400	46,926
Imation Corp.	7,759	360,250
Infocrossing Inc. (a)	4,111	67,009
Informatica Corp. (a)	21,108	257,729
Infospace Inc. (a)	7,635	156,594
InfoUSA Inc.	6,625	78,904
Integral Systems Inc.	1,983	45,946
Inter-Tel Inc.	4,985	110,468
InterDigital Communications Corp. (a)	12,730	427,091
Intermec Inc. (a)	12,347	299,662
Internap Network Services Corp. (a)	6,590	130,943
Internet Capital Group Inc. (a)	10,321	105,893
InterVoice Inc. (a)	9,677	74,126
Interwoven Inc. (a)	8,361	122,656
Intevac Inc. (a)	5,032	130,580
iPass Inc. (a)	15,928	93,657
IPG Photonics Corp. (a)	126	3,024
Isilon Systems, Inc. (a)	241	6,652
Itron Inc. (a)	5,709	295,955
Ixia (a)	9,203	88,349
IXYS Corp. (a)	5,114	45,515
j2 Global Communications Inc. (a)	11,016	300,186
Jack Henry & Associates Inc.	19,596	419,354
JDA Software Group Inc. (a)	7,732	106,470
Jupitermedia Corp. (a)	5,362	42,467
Kanbay International Inc. (a)	8,280	238,216
Keane Inc. (a)	10,500	125,055
Kemet Corp. (a)	20,796	151,811
Komag Inc. (a)	6,761	256,107
Kopin Corp. (a)	18,601	66,406
Kronos Inc. (a)	7,573	278,232
Kulicke & Soffa Industries Inc. (a)	13,528	113,635

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
L-1 Identity Solutions Inc. (a)	15,947	$241,278
Landauer Inc.	1,980	103,891
Lattice Semiconductor Corp. (a)	28,293	183,339
Lawson Software Inc. (a)	28,984	214,192
Lightbridge Inc. (a)	6,750	91,395
Lionbridge Technologies Inc. (a)	14,692	94,616
Liquidity Services Inc. (a)	2,200	37,862
Littelfuse Inc. (a)	5,437	173,332
LoJack Corp. (a)	4,914	83,931
Loral Space & Communications Inc. (a)	2,300	93,656
LTX Corp. (a)	15,869	88,866
Macrovision Corp. (a)	12,154	343,472
Magma Design Automation Inc. (a)	7,069	63,126
Manhattan Associates Inc. (a)	7,005	210,710
ManTech International Corp. (a)	4,637	170,781
Mapinfo Corp. (a)	4,141	54,040
Marchex Inc. Class B (a)	4,972	66,525
Mattson Technology Inc. (a)	12,652	117,917
MAXIMUS Inc.	4,313	132,754
Maxwell Technologies Inc. (a)	3,700	51,615
McDATA Corp. (a)	38,833	215,523
Measurement Specialties Inc. (a)	2,800	60,592
Mentor Graphics Corp. (a)	19,826	357,463
Methode Electronics Inc.	7,267	78,702
Micrel Inc. (a)	15,495	167,036
MICROS Systems Inc. (a)	9,308	490,532
Microsemi Corp. (a)	16,516	324,539
MicroStrategy Inc. (a)	2,325	265,073
Microtune Inc. (a)	12,977	60,992
Midway Games Inc. (a)	7,523	52,511
Mindspeed Technologies Inc. (a)	23,200	44,312
MIPS Technologies Inc. (a)	10,820	89,806
MKS Instruments Inc. (a)	9,178	207,239
Mobility Electronics Inc. (a)	7,104	23,798
Monolithic Power Systems Inc. (a)	4,425	49,162
MoSys Inc. (a)	4,500	41,625
Move Inc. (a)	24,008	132,284
MPS Group Inc. (a)	24,525	347,764
MRV Communications Inc. (a)	32,288	114,300
MTS Systems Corp.	4,457	172,129
Multi-Fineline Electronix Inc. (a)	2,234	45,328
Neoware Inc. (a)	4,200	55,482
Ness Technologies Inc. (a)	7,505	107,021
Net 1 UEPS Technologies Inc. (a)	12,400	366,544
Netgear Inc. (a)	7,348	192,885
Netlogic Microsystems Inc. (a)	4,044	87,714
Netratings Inc. (a)	2,796	48,958
NetScout Systems Inc. (a)	4,807	39,898
Newport Corp. (a)	10,418	218,257
Nextest Systems Corp. (a)	1,100	12,397
NIC Inc. (a)	6,806	33,826
Novatel Wireless Inc. (a)	7,780	75,233
Nuance Communications Inc. (a)	30,440	348,842

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Omniture Inc. (a)	2,800	$39,424
Omnivision Technologies Inc. (a)	11,680	159,432
ON Semiconductor Corp. (a)	36,037	272,800
Online Resources Corp. (a)	5,918	60,423
Open Solutions Inc. (a)	5,328	200,546
Openwave Systems Inc. (a)	20,852	192,464
Oplink Communications Inc. (a)	4,211	86,578
OPNET Technologies Inc. (a)	2,500	36,125
Opsware Inc. (a)	20,460	180,457
Optium Corp. (a)	315	7,856
OSI Systems Inc. (a)	3,165	66,243
OYO Geospace Corp. (a)	1,000	58,090
Packeteer Inc. (a)	8,494	115,518
Palm Inc. (a)	20,676	291,325
Parametric Technology Corp. (a)	27,294	491,838
Park Electrochemical Corp.	5,188	133,072
ParkerVision Inc. (a)	3,800	42,370
Paxar Corp. (a)	8,754	201,867
PDF Solutions Inc. (a)	5,699	82,351
Pegasystems Inc.	2,200	21,714
Perficient Inc. (a)	4,500	73,845
Pericom Semiconductor Corp. (a)	7,309	83,834
Perot Systems Corp. (a)	21,715	355,909
Phase Forward Inc. (a)	8,807	131,929
Photon Dynamics Inc. (a)	3,999	46,748
Photronics Inc. (a)	8,772	143,334
Plantronics Inc.	10,738	227,646
Plexus Corp. (a)	11,133	265,856
PLX Technology Inc. (a)	6,211	80,991
Polycom Inc. (a)	21,323	659,094
PortalPlayer Inc. (a)	6,102	82,072
Powerwave Technologies Inc. (a)	29,836	192,442
Presstek Inc. (a)	5,962	37,918
Progress Software Corp. (a)	9,835	274,692
QAD Inc.	2,454	20,589
Quality Systems Inc.	3,568	132,979
Quantum Corp. (a)	40,640	94,285
Quest Software Inc. (a)	15,798	231,441
Rackable Systems Inc. (a)	6,800	210,596
Radiant Systems Inc. (a)	6,614	69,050
Radisys Corp. (a)	5,229	87,167
Radyne Corp. (a)	4,600	49,404
RAE Systems Inc. (a)	10,100	32,320
RealNetworks Inc. (a)	25,179	275,458
Redback Networks Inc. (a)	14,680	366,119
Renaissance Learning Inc.	1,792	31,772
RF Micro Devices Inc. (a)	44,020	298,896
RightNow Technologies Inc. (a)	3,094	53,279
Rofin-Sinar Technologies Inc. (a)	3,667	221,707
Rogers Corp. (a)	3,765	222,700
Rudolph Technologies Inc. (a)	5,617	89,423
S1 Corp. (a)	18,444	101,626
Safeguard Scientifics Inc. (a)	25,000	60,500

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
SafeNet Inc. (a)	6,298	$150,774
Sapient Corp. (a)	19,608	107,648
SAVVIS Inc. (a)	7,700	274,967
Scansource Inc. (a)	6,552	199,181
Secure Computing Corp. (a)	13,808	90,580
Semitool Inc. (a)	5,645	75,135
Semtech Corp. (a)	17,322	226,399
SI International Inc. (a)	3,481	112,854
Sigma Designs Inc. (a)	5,800	147,610
Silicon Image Inc. (a)	20,073	255,329
Silicon Storage Technology Inc. (a)	23,984	108,168
Sirenza Microdevices Inc. (a)	6,100	47,946
SiRF Technology Holdings Inc. (a)	11,538	294,450
Skyworks Solutions Inc. (a)	35,467	251,106
Smith Micro Software Inc. (a)	4,900	69,531
Sohu.com Inc. (a)	5,404	129,696
Sonic Solutions (a)	6,309	102,837
SonicWALL Inc. (a)	15,466	130,224
Sonus Networks Inc. (a)	57,306	377,647
SPSS Inc. (a)	4,658	140,066
SRA International Inc. (a)	8,400	224,616
Stamps.com Inc. (a)	4,228	66,591
Standard Microsystems Corp. (a)	5,432	151,987
Startek Inc.	3,107	42,069
Stratasys Inc. (a)	2,607	81,886
Stratex Networks Inc. (a)	23,000	111,090
SunPower Corp. Class A (a)	2,500	92,925
Superior Essex Inc. (a)	5,149	171,204
Supertex Inc. (a)	2,980	116,965
Sybase Inc. (a)	20,100	496,470
Sycamore Networks Inc. (a)	44,474	167,222
Sykes Enterprises Inc. (a)	7,569	133,517
Symmetricom Inc. (a)	11,346	101,206
Synaptics Inc. (a)	5,516	163,770
Synchronoss Technologies Inc. (a)	2,600	35,672
SYNNEX Corp. (a)	2,405	52,766
Syntel Inc.	1,605	43,014
Take-Two Interactive Software Inc. (a)	15,800	280,608
Talx Corp.	8,033	220,506
Taser International Inc. (a)	14,892	113,328
Technitrol Inc.	10,180	243,200
Techwell Inc. (a)	1,900	30,514
Tekelec (a)	14,437	214,101
Terremark Worldwide Inc. (a)	7,158	48,102
Tessera Technologies Inc. (a)	10,972	442,610
The BISYS Group Inc. (a)	29,800	384,718
The Knot Inc. (a)	4,800	125,952
TheStreet.com Inc.	4,700	41,830
THQ Inc. (a)	14,909	484,841
TIBCO Software Inc. (a)	49,720	469,357
TNS Inc. (a)	5,205	100,196
Transaction Systems Architects Inc. (a)	9,316	303,422
Transmeta Corp. (a)	47,100	52,281

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
TranSwitch Corp. (a)	34,406	$48,168
Travelzoo Inc. (a)	834	24,978
Trident Microsystems Inc. (a)	12,684	230,595
TriQuint Semiconductor Inc. (a)	35,109	157,990
TTM Technologies Inc. (a)	9,960	112,847
Tyler Technologies Inc. (a)	7,590	106,715
Ulticom Inc. (a)	2,478	23,764
Ultimate Software Group Inc. (a)	5,833	135,676
Ultratech Inc. (a)	5,479	68,378
United Online Inc.	15,237	202,347
Universal Display Corp. (a)	5,433	81,549
UTStarcom Inc. (a)	26,743	234,001
VA Software Corp. (a)	15,400	77,462
ValueClick Inc. (a)	22,840	539,709
Varian Semiconductor Equipment Associates Inc. (a)	13,376	608,876
VASCO Data Security International Inc. (a)	7,102	84,159
Veeco Instruments Inc. (a)	6,602	123,655
Verint Systems Inc. (a)	3,095	106,097
ViaSat Inc. (a)	5,764	171,825
Vignette Corp. (a)	6,730	114,881
Virage Logic Corp. (a)	2,798	25,993
Volterra Semiconductor Corp. (a)	4,721	70,815
WebEx Communications Inc. (a)	9,386	327,478
webMethods Inc. (a)	13,945	102,635
Websense Inc. (a)	10,502	239,761
WebSideStory Inc. (a)	4,433	56,122
Wind River Systems Inc. (a)	19,054	195,304
Witness Systems Inc. (a)	8,484	148,725
Wright Express Corp. (a)	9,983	311,170
X-Rite Inc.	6,166	75,842
Zhone Technologies Inc. (a)	29,188	38,236
Zoran Corp. (a)	10,694	155,919
Zygo Corp. (a)	4,500	74,025

		59,871,897

Materials (4.81%)
A. Schulman Inc.	7,060	157,085
AEP Industries Inc. (a)	1,400	74,634
AK Steel Holding Corp. (a)	25,459	430,257
AM Castle & Co.	2,189	55,710
AMCOL International Corp.	5,444	151,017
American Vanguard Corp.	3,613	57,447
AptarGroup Inc.	8,800	519,552
Arch Chemicals Inc.	6,082	202,591
Balchem Corp.	2,395	61,504
Bowater Inc.	12,275	276,188
Brush Engineered Materials Inc. (a)	5,152	173,983
Buckeye Technologies Inc. (a)	8,274	99,123
Calgon Carbon Corp. (a)	10,752	66,662
Cambrex Corp.	6,081	138,160

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Materials (Cont.)
Caraustar Industries Inc. (a)	6,104	$49,381
Century Aluminum Co. (a)	5,383	240,351
CF Industries Holdings Inc.	12,700	325,628
Chaparral Steel Co.	11,260	498,480
Chesapeake Corp.	4,594	78,190
Cleveland-Cliffs Inc.	10,186	493,410
Coeur d’Alene Mines Corp. (a)	61,075	302,321
Compass Minerals International Inc.	7,250	228,810
Deltic Timber Corp.	2,730	152,279
Ferro Corp.	10,940	226,349
Georgia Gulf Corp.	7,311	141,175
Gibraltar Industries Inc.	6,182	145,339
Glatfelter	10,596	164,238
Graphic Packaging Corp. (a)	14,160	61,313
Greif Inc.	3,896	461,286
HB Fuller Co.	13,014	336,021
Headwaters Inc. (a)	9,401	225,248
Hecla Mining Co. (a)	29,691	227,433
Hercules Inc. (a)	26,691	515,403
Innospec Inc.	3,106	144,584
Koppers Holdings Inc.	2,700	70,389
Kronos Worldwide Inc.	710	23,118
Longview Fibre Co.	15,381	337,613
MacDermid Inc.	6,598	224,992
Mercer International Inc.-SBI (a)	5,644	66,994
Metal Management Inc.	6,494	245,798
Minerals Technologies Inc.	4,309	253,326
Myers Industries Inc.	5,345	83,703
Neenah Paper Inc.	4,084	144,247
NewMarket Corp.	4,293	253,502
NL Industries Inc.	1,843	19,057
NN Inc.	3,390	42,138
Olin Corp.	17,308	285,928
Olympic Steel Inc.	2,100	46,683
OM Group Inc. (a)	6,469	292,916
Omnova Solutions Inc. (a)	8,300	38,014
Oregon Steel Mills Inc. (a)	8,183	510,701
Pioneer Companies Inc. (a)	2,914	83,515
PolyOne Corp. (a)	23,048	172,860
Potlatch Corp.	9,234	404,634
Quanex Corp.	8,441	291,974
Rock-Tenn Co. Class A	8,518	230,923
Rockwood Holdings Inc. (a)	8,574	216,579
Royal Gold Inc.	4,431	159,427
RTI International Metals Inc. (a)	5,379	420,745
Ryerson Inc.	5,736	143,916
Schnitzer Steel Industries Inc.	5,184	205,805
Schweitzer-Mauduit International Inc.	3,630	94,562
Sensient Technology Corp.	10,544	259,382
Silgan Holdings Inc.	5,986	262,905
Spartech Corp.	8,304	217,731
Steel Technologies Inc.	3,207	56,283
Stepan Co.	1,151	36,452

	Shares	Value
Common Stocks (Cont.)
Materials (Cont.)
Stillwater Mining Co. (a)	10,399	$129,884
Symyx Technologies Inc. (a)	8,469	182,846
Terra Industries Inc. (a)	20,679	247,734
Texas Industries Inc.	5,150	330,785
Tronox Inc. Class B	10,300	162,637
US Concrete Inc. (a)	8,300	59,096
Wausau Paper Corp.	11,826	177,272
Wheeling-Pittsburgh Corp.(a)	2,527	47,331
Worthington Industries Inc.	17,167	304,199
WR Grace & Co. (a)	15,876	314,345
Zoltek Companies Inc. (a)	4,205	82,712

		15,716,805

Telecommunication Services (1.48%)
@Road Inc. (a)	12,940	94,462
Alaska Communications Systems Group Inc.	10,979	166,771
Atlantic Tele-Network Inc.	900	26,370
Broadwing Corp. (a)	18,712	292,281
Cbeyond Inc. (a)	4,400	134,596
Centennial Communications Corp.	4,528	32,556
Cincinnati Bell Inc. (a)	59,285	270,932
Cogent Communications Group Inc. (a)	5,200	84,344
Commonwealth Telephone Enterprises Inc.	5,344	223,700
Consolidated Communications Holdings Inc.	4,800	100,320
Covad Communications Group Inc. (a)	65,000	89,700
CT Communications Inc.	4,775	109,443
Dobson Communications Corp. (a)	36,092	314,361
Eschelon Telecom Inc. (a)	1,700	33,677
FairPoint Communications Inc.	6,340	120,143
FiberTower Corp. (a)	27,600	162,288
General Communication Inc. Class A (a)	13,682	215,218
Globalstar Inc. (a)	4,395	61,134
Golden Telecom Inc.	5,524	258,744
IDT Corp. Class B (a)	12,063	157,784
InPhonic Inc. (a)	5,205	57,723
Iowa Telecommunications Service Inc.	8,097	159,592
iPCS Inc. (a)	4,000	221,440
North Pittsburgh Systems Inc.	3,085	74,472
NTELOS Holdings Corp. (a)	3,900	69,732
Premiere Global Services Inc. (a)	18,540	175,018
Shenandoah Telecommunications Co.	1,546	72,678
SureWest Communications	3,362	92,590
Syniverse Holdings Inc. (a)	4,990	74,800
Time Warner Telecom Inc. (a)	33,116	660,002
USA Mobility Inc.	6,549	146,501
Vonage Holdings Corp. (a)	6,200	43,028
Wireless Facilities Inc. (a)	15,596	44,449

		4,840,849

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Utilities (2.97%)
Allete Inc.	6,186	$287,896
American States Water Co.	6,678	257,904
Aquila Inc. (a)	92,744	435,897
Avista Corp.	11,006	278,562
Black Hills Corp.	8,632	318,866
California Water Service Group	3,904	157,722
Cascade Natural Gas Corp.	2,369	61,404
CH Energy Group Inc.	3,926	207,293
Cleco Corp.	12,584	317,494
Duquesne Light Holdings Inc.	20,719	411,272
El Paso Electric Co. (a)	10,232	249,354
Empire District Electric Co.	7,130	176,040
EnergySouth Inc.	1,212	48,601
Idacorp Inc.	10,555	407,951
ITC Holdings Corp.	4,800	191,520
Laclede Group Inc.	4,688	164,221
MGE Energy Inc.	4,159	152,136
New Jersey Resources Corp.	6,540	317,713
Nicor Inc.	10,324	483,163
Northwest Natural Gas Co.	5,773	245,006
NorthWestern Corp.	8,623	305,082
Ormat Technologies Inc.	1,600	58,912
Otter Tail Corp.	5,966	185,901
Peoples Energy Corp.	8,649	385,486
Piedmont Natural Gas Co. Inc.	19,200	513,600
PNM Resources Inc.	17,970	558,867
Portland General Electric Co.	6,700	182,575
SJW Corp.	3,348	129,768
South Jersey Industries Inc.	6,450	215,495
Southwest Gas Corp.	10,224	392,295
Southwest Water Co.	6,615	91,022
UIL Holdings Corp.	6,258	264,025
Unisource Energy Corp.	7,811	285,336
Westar Energy Inc.	21,700	563,332
WGL Holdings Inc.	11,900	387,702

		9,689,413

Total Common Stocks
(cost $255,507,043)		322,289,982

	Shares or principal amount	Value
Short-term Investments (1.54%)
JPMorgan Prime Money Market Fund	4,447,226	$4,447,226
U.S. Treasury Bills, (b) 4.850%, 02/22/2007	$570,000	566,181

Total Short-term Investments
(cost $ 5,013,180)		5,013,407

TOTAL INVESTMENTS (100.17%)
(cost $ 260,520,223)		327,303,389

LIABILITIES, NET OF OTHER ASSETS (-0.17%)		(547,486)

NET ASSETS (100.00%)		$326,755,903

(a)	Non-income producing security.

(b)	At December 31, 2006, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contacts.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2006

	Shares	Value
Common Stocks (96.21%) (a)
Australia (5.39%)
AGL Energy Ltd. (b)	6,837	$87,320
Alinta Ltd.	8,340	77,813
Alumina Ltd.	24,149	120,559
Amcor Ltd.	17,066	97,540
AMP Ltd.	36,537	290,281
Ansell Ltd.	1,967	17,446
APN News & Media Ltd.	4,395	20,951
Aristocrat Leisure Ltd.	6,844	85,575
Australia & New Zealand Banking Group Ltd.	34,091	756,663
Australian Stock Exchange	3,607	108,379
AXA Asia Pacific Holdings	13,077	74,956
Babcock & Brown Ltd.	2,375	46,277
BHP Billiton Ltd.	63,769	1,268,313
Billabong International Ltd.	2,124	29,123
Bluescope Steel	10,526	71,379
Boral Ltd.	14,449	86,638
Brambles Ltd. (b)	30,692	309,651
Caltex Australian Ltd.	2,825	51,198
Centro Properties Group	19,038	136,638
CFS Retail Property Trust	24,275	44,634
Challenger Financial Service	5,317	17,227
Coca-Cola Amatil Ltd.	10,592	64,747
Cochlear Ltd.	1,111	50,703
Coles Group Ltd.	20,373	224,727
Commonwealth Bank of Australia	23,028	896,762
Commonwealth Property Office	21,676	25,135
Computershare Ltd.	6,294	44,018
CSL Ltd.	3,509	180,604
CSR Ltd.	12,165	35,967
DB RREEF Trust	50,789	71,010
Downer Edi Ltd.	3,745	20,622
Foster’s Group Ltd.	36,357	198,262
Futuris Corp. Ltd.	7,282	11,282
GPT Group	43,562	192,262
Harvey Norman Holdings Ltd.	8,815	26,375
Iluka Resources Ltd.	3,350	17,534
ING Industrial Fund	12,750	23,784
Insurance Australia Group Ltd.	35,562	177,610
Investa Property Group	25,561	50,599
James Hardie Industries Ltd.	6,878	51,791
John Fairfax Holdings Ltd.	13,922	53,014
Leighton Holdings Ltd.	1,701	27,103
Lend Lease Corp. Ltd.	5,420	78,705
Lion Nathan Ltd.	6,271	40,254
Macquarie Airports	9,669	27,425
Macquarie Bank Ltd.	5,008	311,276
Macquarie Communications Infrastructure Group	4,641	23,012
Macquarie Goodman Group	25,861	154,641
Macquarie Infrastructure Grp.	54,559	148,546
Mayne Pharma Ltd.	10,071	32,316

	Shares	Value
Common Stocks (Cont.)
Australia (Cont.)
Mirvac Group	12,798	$56,294
Multiplex Group	7,811	24,544
National Australia Bank Ltd.	28,378	903,466
Newcrest Mining Ltd.	6,951	143,958
Onesteel Ltd.	7,379	27,211
Orica Ltd.	4,925	94,155
Origin Energy Ltd.	16,787	109,138
Pacific Brands Ltd.	11,294	23,233
Paperlinx Ltd.	6,208	19,179
Perpetual Trustees Australia	548	33,720
Publishing & Broadcasting	2,191	36,726
Qantas Airways Ltd.	13,603	56,069
QBE Insurance Group Ltd.	13,859	314,446
Rinker Group Ltd.	15,882	224,854
Rio Tinto Ltd.	5,169	300,933
Santos Ltd.	12,339	96,027
Sonic Healthcare Ltd.	3,542	41,537
Stockland	29,581	192,827
Suncorp-Metway Ltd.	10,083	161,598
Sydney Roads Group	17,463	18,163
Symbion Health Ltd.	10,071	30,052
Tabcorp Holding Ltd.	11,631	154,487
Tattersall’s Ltd.	11,412	35,140
Telstra Corp. Ltd.	52,388	171,196
Telstra Corp. Ltd. Installment Receipt (b)	26,642	56,570
Toll Holdings Ltd.	9,733	140,192
Transurban Group	15,958	95,821
Wesfarmers Ltd.	7,266	215,079
Westfield Group	26,811	443,208
Westpac Banking Corp.	32,509	620,278
Woodside Petroleum Ltd.	8,590	257,347
Woolworths Ltd.	22,394	421,823
WorleyParsons Ltd.	1,195	20,068
Zinifex Ltd.	5,801	85,503

		12,683,489

Austria (0.59%)
Andritz AG	159	34,466
BETandWIN.com Interactive Entertainment AG (b)	300	6,334
Boehler-Uddeholm	804	56,186
Erste Bank Der Oester Spark	3,425	262,243
Flughafen Wien AG	163	16,032
IMMOEAST Immobilien Anlagen AG (b)	4,075	57,219
Immofinanz Immobilien Anlagen AG (b)	8,406	119,710
Mayr-Melnhof Karton AG	48	8,993
Meinl European Land Ltd. (b)	3,835	98,419
Oest Elektrizatswirts AG Class A	1,400	74,477
OMV AG	3,110	176,347
Raiffeisen International Bank Holding	480	72,987
RHI AG (b)	493	25,186
Telekom Austria AG	6,765	180,641

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Austria (Cont.)
VoestAlpine AG	1,718	$96,851
Wiener Staedtische Allgemeine Versicherung AG	390	27,372
Wienerberger AG	1,315	77,999

		1,391,462

Belgium (1.20%)
Agfa Gevaert NV	1,361	34,687
Barco NV	165	15,030
Bekaert NV	182	22,708
Belgacom SA	2,788	122,610
Cofinimmo	103	20,691
Colruyt SA	226	48,219
Compagnie Maritime Belge SA	295	12,706
D’Ieteren NV	69	24,539
Delhaize Group	1,273	105,884
Dexia	10,085	275,596
Euronav SA	354	10,576
Fortis	21,279	905,755
Groupe Bruxelles Lambert SA	1,253	150,277
InBev NV	3,481	229,045
KBC GROEP NV	3,404	416,715
Mobistar SA	402	34,249
Omega Pharma SA	317	23,855
Solvay SA	1,193	182,802
Suez-Lyonnaise Strips (b)	1,640	22
UCB SA	2,036	139,527
Umicore	339	57,602

		2,833,095

Denmark (0.78%)
A P Moller-Maersk A/S	21	197,041
Bang & Olufsen Class B	178	22,889
Carlsberg A/S Class B	509	50,404
Codan A/S	137	13,285
Coloplast Class B	352	31,763
Dampskibsselskabet Torm A/S	200	13,068
Danisco A/S	932	79,202
Danske Bank	8,732	386,955
DSV De Sammenslut Vogn Class B	320	58,330
East Asiatic Co. Ltd. A/S	263	14,698
FLSmidth & Co. A/S (b)	835	52,998
GN Store Nord	3,993	58,824
H. Lundbeck A/S	1,015	27,929
Jyske Bank A/S (b)	918	64,936
NKT Holding A/S	343	30,259
Novo Nordisk A/S	4,382	364,881
Novozymes A/S Class B	950	81,464
Sydbank A/S	882	42,073
Topdanmark A/S (b)	375	61,846
Trygvesta A/S	320	24,351
Vestas Wind Systems A/S (b)	3,134	131,893

	Shares	Value
Common Stocks (Cont.)
Denmark (Cont.)
William DeMant Holding (b)	358	$28,991

		1,838,080

Finland (1.38%)
Amer Group	1,120	24,644
Cargotec Corp.	526	29,138
Elisa Corp. Class A	2,746	75,087
Fortum OYJ	8,134	231,010
KCI Konecranes OYJ	832	24,405
Kesko OYJ	1,182	62,351
Kone Corp. OYJ Class B	1,052	59,490
Metso OYJ	2,458	123,769
Neste Oil OYJ	2,575	78,030
Nokia OYJ	73,543	1,493,445
Nokian Renkaat OYJ	1,599	32,658
OKO Bank	800	13,381
Orion OYJ Class B (b)	1,088	23,612
Outokumpu OYJ	1,366	53,251
Rautaruukki OYJ	1,201	47,571
Sampo Insurance Co.	8,156	217,834
SanomaWSOY OYJ	500	14,061
Stora Enso OYJ R Shares	10,991	173,302
Tietoenator Corp. OYJ	1,272	40,914
UPM-Kymmene OYJ	10,224	257,588
Uponor OYJ	962	35,859
Wartsila OYJ Class B	1,275	68,378
YIT OYJ	2,166	59,711

		3,239,489

France (9.75%)
Accor SA	3,817	295,153
Air France	1,977	82,994
Air Liquide	2,146	508,477
Alcatel-Lucent	42,017	599,458
Alstom (b)	1,866	251,847
Atos Origin (b)	1,217	71,965
AXA	30,168	1,216,118
BIC SA	441	30,685
BNP Paribas	14,923	1,623,454
Bouygues	3,477	222,620
Business Objects SA (b)	1,061	41,620
Cap Gemini	2,407	150,594
Carrefour SA	10,978	664,441
Casino Guichard Perrachon	552	51,170
CNP Assurances	510	56,779
Compagnie De Saint-Gobain	5,802	486,160
Credit Agricole SA	10,991	460,722
Dassault Systemes SA	806	42,608
Essilor International	1,813	194,641
Euronext	1,648	194,109
European Aeronautic Defense	6,174	211,841
France Telecom SA	29,155	804,393

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
Gaz de France	2,987	$137,123
Gecina SA	133	25,395
Groupe Danone	4,328	654,496
Hermes International SCA	936	117,011
Imerys SA	434	38,566
Klepierre	320	60,327
L’Oreal	5,318	531,599
Lafarge SA	2,729	405,654
Lagardere SCA	2,336	187,604
LVMH Moet Hennessy Louis Vuitton SA	4,450	468,120
Michelin Class B	2,564	244,922
Mittal Steel Co. NV	12,933	545,144
Neopost SA	459	57,585
PagesJaunes SA	2,005	39,846
Pernod-Ricard	1,368	313,626
Peugeot SA	2,822	186,845
PPR SA	1,243	185,332
Publicis Groupe SA	2,617	110,237
Renault SA	3,474	415,978
Safran SA	2,411	55,778
Sanofi-Aventis	18,295	1,686,818
Schneider Electric SA	4,207	465,598
SCOR SA	11,826	34,919
Societe des Autoroutes Paris	326	25,994
Societe Generale Class A	6,606	1,117,542
Societe Television Francaise 1	1,669	61,851
Sodexho Alliance	1,368	85,689
STMicroelectronics NV	13,318	245,876
Suez SA	18,538	958,113
Technip-Coflexip SA	1,514	103,849
Thales SA	1,211	60,270
Thomson SA	3,949	77,133
Total SA	39,172	2,818,726
Unibail	787	191,935
Valeo	1,039	43,164
Vallourec SA	624	180,328
Veolia Environnement	5,236	399,319
Vinci SA	3,848	490,436
Vivendi	21,093	822,721
Zodiac SA	551	36,946

		22,950,264

Germany (6.93%)
Adidas-Salomon AG	3,672	182,885
Allianz SE Reg.	7,754	1,576,059
Altana AG	1,078	66,724
BASF AG	8,878	863,000
Bayer AG	13,205	705,233
Beiersdorf AG	789	51,015
Bilfinger Berger AG	389	28,353
Celesio AG	1,086	58,074
Commerzbank AG	11,570	437,511

	Shares	Value
Common Stocks (Cont.)
Germany (Cont.)
Continental AG	2,462	$285,217
DaimlerChrysler AG	16,587	1,019,015
Depfa Bank PLC	5,167	92,261
Deutsche Bank AG	9,316	1,237,668
Deutsche Boerse AG	1,836	337,388
Deutsche Lufthansa	4,156	113,873
Deutsche Post AG	13,866	417,407
Deutsche Postbank AG	1,265	106,561
Deutsche Telekom AG	51,378	933,799
Douglas Holding AG	411	21,220
E.On AG	11,108	1,500,079
Fresenius Medical Care	1,117	148,553
Heidelberger Druckmaschinen	791	37,305
Hochtief AG	857	62,298
Hypo Real Estate Holding	2,619	164,336
Infineon Technologies AG (b)	14,205	199,327
IVG Immobilien AG	924	39,551
Karstadtquelle AG (b)	1,067	30,746
Linde AG	1,815	187,017
MAN AG	2,469	222,203
Merck KGaA	866	89,658
Metro AG	2,894	184,065
MLP AG	946	18,676
Muenchener Rueckvers AG	3,689	632,808
Premiere AG (b)	644	10,795
Puma AG	216	83,872
Rheinmetall AG	424	32,087
RWE AG	8,068	884,817
Salzgitter AG	520	67,369
SAP AG	16,064	851,916
Siemens AG	15,221	1,493,795
Solarworld AG	408	25,427
Suedzucker AG	1,266	30,545
ThyssenKrupp AG	6,834	320,471
TUI AG (b)	3,277	65,360
Volkswagen AG	3,079	348,876
Wincor Nixdorf AG	262	40,478

		16,305,693

Greece (0.62%)
Alpha Bank AE	6,650	200,494
Bank of Piraeus	3,812	122,508
Coca-Cola Hellenic Bottling	1,920	74,911
Cosmote Mobile Telecommunication	2,730	80,563
EFG Eurobank Ergasias	3,942	142,425
Greek Org of Football Prognostics SA	4,330	167,214
Hellenic Petroleum SA	2,020	27,703
Hellenic Technodomiki Tev SA	3,380	37,645
Hellenic Telecommunications Org. (b)	5,160	154,373
National Bank of Greece	6,782	311,078
Public Power Corp.	1,930	48,798
Titan Cement Co. SA	1,320	71,708

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Greece (Cont.)
Viohalco, Hellenic Copper and Aluminum Industry SA	1,240	$15,400

		1,454,820

Hong Kong (1.72%)
ASM Pacific Technology	2,000	11,120
Bank of East Asia Ltd.	27,600	155,802
BOC Hong Kong Holdings Ltd.	69,500	188,237
Cathay Pacific Airways Ltd.	15,000	36,895
Cheung Kong Holdings Ltd.	28,000	343,960
Cheung Kong Infrastructure	7,000	21,689
CLP Holdings Ltd.	32,700	241,371
Esprit Holdings Ltd.	18,500	206,062
Foxconn International Holdings Ltd. (b)	42,000	136,986
Giordano International Ltd.	22,000	11,981
Hang Lung Properties Ltd.	49,000	122,927
Hang Seng Bank Ltd.	13,800	188,414
Henderson Land Development Co. Ltd.	18,000	100,345
Hong Kong & China Gas Co. Ltd.	68,672	154,407
Hong Kong Electric	26,000	127,137
Hong Kong Exchange & Clearing	20,000	218,942
Hopewell Holdings	9,000	31,505
Hutchison Telecommunications International Ltd. (b)	21,000	52,974
Hutchison Whampoa Ltd.	39,700	402,485
Hysan Development Co.	12,062	31,532
Johnson Electric Holdings	20,000	13,684
Kerry Properties Ltd.	7,000	32,723
Kingboard Chemicals Holdings Co. Ltd.	7,000	27,488
Li & Fung Ltd.	46,620	144,747
Link REIT	34,000	69,871
Melco International Development Ltd.	6,000	14,203
MTR Corp.	18,791	47,186
New World Development	31,600	63,334
Orient Overseas International Ltd.	4,400	27,937
PCCW Ltd.	57,118	34,727
Shangri-La Asia Ltd.	18,108	46,582
Sino Land Co.	24,498	56,976
Solomon Systech International Ltd.	22,000	3,412
Sun Hung Kai Properties Ltd.	25,000	286,352
Swire Pacific Ltd. Class A	17,500	187,651
Techtronic Industries	14,500	18,745
Television Broadcasts Ltd.	4,000	24,428
Texwinca Holdings Ltd.	10,000	6,930
Wharf Holdings Ltd.	24,000	88,504
Wing Hang Bank Ltd.	3,000	35,211
Yue Yuen Industrial Holdings	7,000	22,209

		4,037,671

Ireland (0.79%)
Allied Irish Bank PLC	16,067	479,546
Bank of Ireland	17,332	399,081

	Shares	Value
Common Stocks (Cont.)
Ireland (Cont.)
C&C Group PLC	4,878	$86,539
CRH PLC	9,971	414,739
DCC PLC	1,234	41,916
Elan Corp. PLC (b)	8,155	118,188
Fyffes PLC	3,720	8,767
Grafton Group PLC	3,922	65,393
Greencore Group PLC	1,824	11,296
IAWS Group PLC	1,628	41,703
Independent News & Media PLC	7,490	29,748
Kerry Group PLC Class A	2,394	59,791
Kingspan Group PLC	1,726	45,764
Paddy Power PLC	834	16,561
Ryanair Holdings PLC (b)	3,664	50,446

		1,869,478

Italy (3.73%)
Alleanza Assicurazioni	8,033	107,033
Arnoldo Mondadori Editore	1,769	18,471
Assicurazione Generali Itl	17,437	763,640
Autogrill SpA	1,491	27,363
Autostrade SpA	5,161	148,077
Banca Intesa	14,188	103,331
Banca Intesa SpA	71,964	554,223
Banca Monte Dei Paschi Siena SpA	16,470	106,353
Banca Popolare Di Verona SpA	6,906	197,847
Banche Popolari Unite SCRL	5,824	159,741
Banco Popolare di Milano SCRL	6,843	118,341
Benetton Group	1,018	19,397
Bulgari SpA	2,324	32,894
Capitalia SpA	30,737	290,023
Enel SpA	78,486	808,914
ENI SpA	46,561	1,566,092
Fiat SpA (b)	10,218	194,933
Finmeccanica SpA	5,522	149,306
Fondiaria Sai SpA	850	40,550
Gruppo Editoriale L’Espresso	2,305	12,510
Italcementi SpA	1,048	29,496
Lottomatica SpA	905	37,567
Luxottica Group SpA	2,548	78,103
Mediaset SpA	15,104	178,873
Mediobanca SpA	8,961	211,140
Mediolanum SpA	3,393	27,586
Pirelli & Co. SpA	43,197	42,948
SanPaolo IMI SpA	20,562	477,175
Seat Pagine Gaille	55,520	33,018
Snam Rete Gas	14,606	82,757
Telecom Italia RNC SpA	101,216	256,321
Telecom Italia SpA	195,952	590,364
Terna SpA	18,917	64,030
Tiscali SpA (b)	3,509	11,693
UniCredito Italiano SpA	98,669	862,540

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Italy (Cont.)
UniCredito Italiano SpA	42,040	$369,041

		8,771,691

Japan (21.88%)
77 Bank Ltd.	5,000	31,660
ACCESS Co. Ltd. (b)	2	9,195
Acom Co. Ltd.	1,170	39,209
Aderans Co. Ltd.	600	14,874
Advantest Corp.	3,000	171,983
Aeon Co. Ltd.	11,500	248,726
Aeon Credit Service Co. Ltd.	1,200	22,727
Aiful Corp.	1,775	49,773
Aisin Seiki Co. Ltd.	3,900	130,759
Ajinomoto Co. Inc.	11,000	145,399
Alfresa Holdings Corp.	300	18,146
All Nippon Airways Co. Ltd.	9,000	31,794
Alps Electric Co. Ltd.	3,000	32,516
Amada Co. Ltd.	8,000	84,701
Amano Corp.	1,000	12,537
Aoyama Trading Co. Ltd.	1,500	44,999
Asahi Breweries Ltd.	7,600	121,448
Asahi Glass Co. Ltd.	17,000	203,727
Asahi Kasei Corp.	23,000	150,793
Asatsu DK Inc.	400	12,682
ASICS Corp.	2,000	25,087
Astellas Pharma Inc.	9,898	448,677
Autobacs Seven Co. Ltd.	400	14,610
Bank of Fukuoka Ltd.	12,000	87,291
Bank of Kyoto	4,000	37,210
Bank of Yokohama Ltd.	22,000	171,820
Benesse Corp.	1,500	57,162
Bridgestone Corp.	11,200	249,941
Canon Inc.	19,300	1,086,593
Canon Sales Co. Inc.	1,000	22,702
Casio Computer Co. Ltd.	4,800	108,824
Central Glass Co. Ltd.	3,000	17,173
Central Japan Railway Co.	28	288,587
Chiba Bank Ltd.	14,000	118,157
Chiyoda Corp.	2,000	39,098
Chubu Electric Power Co. Inc.	12,000	358,566
Chugai Pharmaceutical Co. Ltd.	5,700	117,350
Circle K Sunkus Co. Ltd.	600	10,647
Citizen Watch Co. Ltd.	5,100	38,928
Coca-Cola West Japan Co. Ltd.	500	11,578
Comsys Holdings Corp.	2,000	22,098
Credit Saison Co. Ltd.	3,100	106,488
CSK Corp.	900	38,348
Dai Nippon Printing Co. Ltd.	12,000	185,010
Daicel Chemical Industries	4,000	28,231
Daido Steel Co. Ltd.	5,000	33,190
Daiichi Sanyko Co. Ltd.	13,440	419,245
Daikin Industries Ltd.	4,400	152,808

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Dainippon Ink & Chemical Inc.	9,000	$35,080
Dainippon Screen Manufacturing Co. Ltd.	3,000	26,905
Daito Trust Construction Co. Ltd.	1,700	78,043
Daiwa House Industry Co. Ltd.	10,000	173,299
Daiwa Securities Group Inc.	23,000	257,421
Denki Kagaku Kogyo KK	7,000	29,048
Denso Corp.	9,100	360,822
Dentsu Inc.	36	105,567
Dowa Mining Co. Ltd.	4,000	34,265
E*Trade Securities Co. Ltd.	21	19,915
eAccess Ltd.	18	10,135
East Japan Railway Co.	62	413,283
Ebara Corp.	4,000	15,309
Eisai Co. Ltd.	4,500	247,209
Electric Power Development	3,100	136,409
Elpida Memory Inc. (b)	1,900	104,349
Familymart Co. Ltd.	1,000	27,184
Fanuc Ltd.	3,200	314,054
Fast Retailing	1,100	104,797
Fuji Electric Holdings Co. Ltd.	7,000	37,892
Fuji Photo Film Co. Ltd.	8,800	362,455
Fuji Soft ABC Inc.	400	9,490
Fuji Television Network Inc.	8	18,242
Fujikura Ltd.	8,000	70,328
Fujitsu Ltd.	34,000	266,406
Furukawa Electric Co. Ltd.	13,000	81,521
Glory Ltd.	800	14,037
Goodwill Group Inc.	18	14,662
Gunma Bank Ltd.	5,000	30,058
Gunze Ltd.	3,000	15,062
Hakuhodo DY Holdings Inc.	400	25,972
Hankyu Department Stores	2,000	16,648
Hankyu Hanshin Holdings Inc.	24,000	136,443
HASEKO Corp. (b)	9,000	32,117
Hikari Tsushin Inc.	400	17,551
Hino Motors Ltd.	4,000	20,514
Hirose Electric Co. Ltd.	500	56,701
Hitachi Cable Ltd.	2,000	11,230
Hitachi Capital Corp.	700	13,339
Hitachi Chemical Co. Ltd.	1,600	44,090
Hitachi Construction Machine	1,300	34,911
Hitachi High-Technologies Corp.	1,000	29,662
Hitachi Ltd.	60,000	373,734
Hokkaido Electric Power	2,700	68,956
Hokuhoku Financial Group Inc.	17,000	62,199
Honda Motor Co. Ltd.	28,200	1,113,031
House Foods Corp.	800	13,177
Hoya Corp.	7,600	296,224
Ibiden Co. Ltd.	2,700	135,804
Index Corp.	12	7,028
INPEX Holdings Inc. (b)	16	131,437
Isetan Co. Ltd.	3,500	63,028

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Ishikawajima-Harima Heavy Industries Co. Ltd.	17,000	$57,394
Ito En Ltd.	800	24,386
Itochu Corp.	27,000	221,320
Itochu Techno-Science Corp.	400	21,266
JAFCO Co. Ltd.	500	24,675
Japan Airlines Corp. (b)	9,000	16,014
Japan Prime Investment Corp.	6	21,784
Japan Real Estate Investment	6	64,480
Japan Retail Fund Investment	4	32,588
Japan Steel Works Ltd.	4,000	31,241
Japan Tobacco Inc.	81	391,510
JFE Holdings Inc.	10,300	529,601
JGC Corp.	3,000	51,473
Joyo Bank Ltd.	10,000	55,184
JS Group Corp.	5,300	111,454
JSR Corp.	3,000	77,673
JTEKT Corp.	4,000	84,676
Kajima Corp.	19,000	83,188
Kaken Pharmaceutical Co. Ltd.	1,000	7,799
Kamigumi Co. Ltd.	4,000	32,737
Kaneka Corp.	4,000	36,347
Kansai Electric Power	13,800	371,496
Kansai Paint Co. Ltd.	3,000	23,761
Kao Corp.	9,000	242,199
Katokichi Co. Ltd.	1,800	14,593
Kawasaki Heavy Industries Ltd.	28,000	104,881
Kawasaki Kisen Kaisha Ltd.	7,000	54,715
KDDI Corp.	42	285,122
Keihin Electric Express Railway	6,000	41,319
Keio Corp.	9,000	58,234
Keisei Electric Co.	4,000	22,715
Keyence Corp.	700	172,787
Kikkoman Corp.	2,000	24,123
Kinden Corp.	2,000	16,182
Kintetsu Corp.	29,000	84,439
Kirin Brewery Co. Ltd.	15,000	235,689
Kobe Steel Ltd.	51,000	174,501
Kokuyo Co. Ltd.	1,300	20,541
Komatsu Ltd.	16,800	340,030
Komori Corp.	1,000	18,625
Konami Corp.	1,500	45,376
Konica Minolta Holdings Inc. (b)	9,500	134,071
Kose Corp.	400	12,089
Kubota Corp.	20,000	185,220
Kuraray Co. Ltd.	7,500	88,465
Kurita Water Industries Ltd.	1,800	38,824
Kyocera Corp.	2,900	274,145
Kyowa Hakko Kogyo Co. Ltd.	5,000	42,733
Kyushu Electric Power	7,000	184,597
Lawson Inc.	800	28,623
Leopalace21 Corp.	2,700	86,248

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Mabuchi Motor Co. Ltd.	400	$23,766
Makita Corp.	2,000	61,299
Marubeni Corp.	30,000	151,994
Marui Co. Ltd.	5,700	66,363
Matsui Securities Co. Ltd.	1,500	11,385
Matsumotokiyoshi Co. Ltd.	500	11,085
Matsushita Electric Industries	36,000	721,853
Matsushita Electric Works	7,400	85,813
Mediceo Paltac Holdings Co. Ltd.	2,900	54,882
Meiji Dairies Corp.	4,000	31,441
Meiji Seika Kaisha Ltd.	4,000	19,122
Meitec Corp.	400	12,123
Millea Holdings Inc.	13,000	460,438
Minebea Co. Ltd.	5,000	34,867
Mitsubishi Chemical Holdings Corp.	22,500	141,679
Mitsubishi Corp.	24,800	465,961
Mitsubishi Electric Corp.	35,000	318,935
Mitsubishi Estate Co. Ltd.	21,000	542,627
Mitsubishi Gas Chem Co.	7,000	73,240
Mitsubishi Heavy Industries Ltd.	58,000	263,139
Mitsubishi Logistics Corp.	2,000	30,930
Mitsubishi Materials Corp.	19,000	71,281
Mitsubishi Rayon Co. Ltd.	11,000	73,836
Mitsubishi UFJ Financial Group Inc.	154	1,910,493
Mitsubishi UFJ Securities Co. Ltd.	4,000	44,485
Mitsui & Co. Ltd.	29,000	434,532
Mitsui Chemicals Inc.	13,000	99,946
Mitsui Engineering & Shipbuilding	9,000	29,235
Mitsui Fudosan Co. Ltd.	15,000	365,463
Mitsui Mining & Smelting Co.	13,000	65,110
Mitsui OSK Lines Ltd.	20,000	197,533
Mitsui Sumitomo Insurance Co.	21,000	229,082
Mitsui Trust Holding Inc.	12,000	137,096
Mitsukoshi Ltd.	6,000	28,047
Mitsumi Electric Co. Ltd.	900	19,771
Mizuho Financial Group Inc.	171	1,219,737
Murata Manufacturing Co. Ltd.	3,700	249,659
Namco Bandai Holdings Inc.	2,800	41,180
NEC Corp.	37,000	177,421
NEC Electronics Corp. (b)	500	14,573
Net One Systems Co. Ltd.	9	11,882
NGK Insulators Ltd.	6,000	92,768
NGK Spark Plug Co. Ltd.	3,000	56,368
NHK Spring Co. Ltd.	2,000	20,976
Nichirei Corp.	3,000	16,802
Nidec Corp.	2,100	162,528
Nikko Cordial Corp.	15,500	177,755
Nikon Corp.	6,000	131,519
Nintendo Co. Ltd.	1,800	466,000
Nippon Building Fund Inc.	9	119,519
Nippon Electric Glass Co. Ltd.	3,000	62,906
Nippon Express Co. Ltd.	12,000	65,656
Nippon Kayaku Co. Ltd.	2,000	15,975

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Nippon Light Metal Co. Ltd.	6,000	$15,377
Nippon Meat Packers Inc.	3,000	32,700
Nippon Mining Holdings Inc.	17,000	122,173
Nippon Oil Corp.	23,000	153,811
Nippon Paper Group Inc.	14	52,721
Nippon Sheet Glass Co. Ltd.	6,000	28,098
Nippon Shokubai Co. Ltd.	2,000	21,289
Nippon Steel Corp.	113,000	648,285
Nippon Telegraph & Telephone Corp.	95	468,491
Nippon Yusen Kabushiki Kaish	21,000	153,572
Nishi-Nippon City Bank Ltd.	7,000	30,195
Nishimatsu Construction Co.	4,000	13,191
Nissan Chemical Industries	3,000	37,235
Nissan Motor Co. Ltd.	41,500	500,768
Nisshin Seifun Group Inc.	3,300	34,055
Nisshin Steel Co. Ltd.	12,000	44,498
Nisshinbo Industries Inc.	2,000	20,705
Nissin Food Products Co. Ltd.	1,700	62,967
Nitori Co. Ltd.	500	21,640
Nitto Denko Corp.	3,000	149,862
NOK Corp.	1,600	31,553
Nomura Holdings Inc.	32,300	609,332
Nomura Real Estate Office Fund Inc.	3	27,485
Nomura Research Institute	500	72,444
NSK Ltd.	6,000	59,107
NTN Corp.	6,000	53,747
NTT Data Corp.	25	125,155
NTT DoCoMo Inc.	342	541,157
NTT Urban Development Corp.	20	38,658
Obayashi Corp.	13,000	84,276
OBIC Co. Ltd.	100	20,725
Odakyu Electric Railway Co.	9,000	57,458
Oji Paper Co. Ltd.	12,000	63,574
Oki Electric Industries Co. Ltd.	7,000	15,534
OKUMA Corp.	1,000	11,527
Okumura Corp.	3,000	14,790
Olympus Corp.	4,000	125,538
Omron Corp.	3,700	104,679
Onward Kashiyama Co. Ltd.	2,000	25,497
Oracle Corp.	500	23,135
Oriental Land Co. Ltd.	800	41,826
Orix Corp.	1,660	481,387
Osaka Gas Co. Ltd.	31,000	115,223
OTSUKA Corp.	200	20,294
Park24 Co. Ltd.	1,000	12,785
Pioneer Corp.	2,100	28,749
Promise Co. Ltd.	1,350	41,802
QP Corp.	1,200	10,380
Rakuten Inc. (b)	125	58,226
Resona Holdings Inc.	83	226,422
Ricoh Co. Ltd.	12,000	244,384
Rinnai Corp.	400	11,944
Rohm Co. Ltd.	2,000	198,971

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Ryohin Keikaku Co. Ltd.	300	$22,957
Sanken Electric Co. Ltd.	2,000	24,619
Sankyo Co. Ltd.	700	38,643
Santen Pharmaceutical Co. Ltd.	1,000	28,130
Sanwa Shutter Corp.	2,000	11,803
Sanyo Electric Co. Ltd. (b)	24,000	30,403
Sapporo Breweries	5,000	28,492
Sapporo Hokuyo Holdings Inc.	4	38,604
SBI Holdings Inc.	142	47,748
Secom Co. Ltd.	4,000	207,098
Sega Sammy Holdings Inc.	3,526	94,785
Seiko Epson Corp.	1,900	46,094
Seino Holdings Co. Ltd.	2,000	18,803
Sekisui Chemical	9,000	71,634
Sekisui House Ltd.	10,000	145,233
Seven & I Holdings Co. Ltd.	15,180	472,022
SFCG Co. Ltd.	80	12,426
Sharp Corp.	18,000	309,493
Shimachu Co. Ltd.	600	17,385
Shimamura Co. Ltd.	300	34,372
Shimano Inc.	1,200	34,831
Shimizu Corp.	10,000	49,924
Shin-Etsu Chemical Co. Ltd.	7,100	473,935
Shinko Electric Industries Co. Ltd.	700	18,242
Shinko Securities Co. Ltd.	7,000	27,154
Shinsei Bank Ltd.	30,000	176,334
Shionogi & Co. Ltd.	5,000	98,196
Shiseido Co. Ltd.	7,000	151,538
Shizuoka Bank Ltd.	9,000	89,173
Showa Denko K.K.	22,000	84,385
Showa Shell Sekiyu K.K.	2,500	27,980
SMC Corp.	1,000	141,524
Softbank Corp.	13,000	251,857
Sojitz Corp. (b)	6,400	19,435
Sompo Japan Insurance Inc.	15,000	182,719
Sony Corp.	18,200	779,419
Stanley Electric Co. Ltd.	2,200	43,951
SUMCO Corp.	700	59,158
Sumitomo Bakelite Co. Ltd.	3,000	20,719
Sumitomo Chemical Co. Ltd.	27,000	208,938
Sumitomo Corp.	19,000	284,425
Sumitomo Electric Industries	13,500	210,246
Sumitomo Heavy Industries	11,000	115,277
Sumitomo Metal Industries Ltd.	73,000	316,946
Sumitomo Metal Mining Co. Ltd.	10,000	128,257
Sumitomo Mitsui Financial Group Inc.	111	1,136,477
Sumitomo Osaka Cement Co. Ltd.	5,000	16,345
Sumitomo Realty & Development Co. Ltd.	7,000	224,415
Sumitomo Rubber Industries	2,000	25,799
Sumitomo Titanium Corp.	200	22,327
Sumitomo Trust & Banking	23,000	240,819
Suruga Bank Ltd.	3,000	37,154

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Suzuken Co. Ltd.	880	$33,086
T&D Holdings Inc.	4,350	287,182
Taiheiyo Cement Corp.	12,000	46,996
Taisei Corp.	14,000	42,615
Taisho Pharmaceutical Co. Ltd.	3,000	54,443
Taiyo Nippon Sanso Corp.	4,000	35,922
Taiyo Yuden Co. Ltd.	2,000	35,339
Takara Holdings Inc.	3,000	19,312
Takashimaya Co. Ltd.	6,000	84,755
Takeda Pharmaceutical Co. Ltd.	16,000	1,096,576
Takefuji Corp.	2,250	89,001
Tanabe Seiyaku Co. Ltd.	3,000	39,231
TDK Corp.	2,400	191,089
Teijin Ltd.	15,000	92,352
Terumo Corp.	3,000	117,648
The Daimaru Inc.	4,000	54,259
THK Co. Ltd.	2,200	56,630
TIS Inc.	500	11,836
Tobu Railway Co. Ltd.	17,000	82,099
Toda Corp.	3,000	12,702
Toho Co. Ltd.	2,200	39,649
Tohoku Electric Power	8,300	207,461
Tokuyama Corp.	5,000	75,806
Tokyo Broadcasting System	700	23,324
Tokyo Electric Power Co.	22,200	717,200
Tokyo Electron Ltd.	3,000	235,973
Tokyo Gas Co. Ltd.	38,000	201,760
Tokyo Seimitsu Co. Ltd.	300	14,144
Tokyo Steel Mfg. Co. Ltd.	1,500	23,388
Tokyo Style Co. Ltd.	1,000	10,803
Tokyo Tatemono Co. Ltd.	4,000	44,482
Tokyu Corp.	21,000	134,370
Tokyu Land Corp.	9,000	84,638
TonenGeneral Sekiyu KK	5,000	49,492
Toppan Printing Co. Ltd.	10,000	110,170
Toray Industries Inc.	25,000	186,969
Toshiba Corp.	52,000	337,907
Tosoh Corp.	7,000	30,872
Toto Ltd.	6,000	59,820
Toyo Seikan Kaisha Ltd.	3,700	61,212
Toyo Suisan Kaisha Ltd.	2,000	32,038
Toyobo Co. Ltd.	10,000	30,179
Toyoda Gosei Co. Ltd.	900	20,826
Toyota Industries Corp.	3,700	169,938
Toyota Motor Corp.	51,600	3,453,433
Toyota Tsusho Corp.	4,000	107,009
Trend Micro Inc. (b)	2,000	58,668
UBE Industries Ltd.	14,000	40,123
Uni-Charm Corp.	600	35,632
Uniden Corp.	1,000	6,849
UNY Co. Ltd.	3,000	39,119
Ushio Inc.	2,000	41,064
USS Co. Ltd.	350	22,784

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Wacoal Corp.	2,000	$27,181
West Japan Railway Co.	34	145,142
Yahoo! Japan Corp.	290	114,993
Yakult Honsha Co. Ltd.	2,000	57,354
Yamada Denki Co. Ltd.	1,700	144,298
Yamaha Corp.	2,700	57,202
Yamaha Motor Co. Ltd.	3,000	94,301
Yamato Holdings Co. Ltd.	7,000	107,433
Yamazaki Baking Co. Ltd.	2,000	19,413
Yaskawa Electric Corp.	3,000	34,678
Yokogawa Electric Corp.	3,000	47,490
Zeon Corp.	3,000	32,367

		51,465,386

Netherlands (3.27%)
ABN Amro Holdings NV	32,506	1,042,101
Aegon NV	25,919	491,860
Akzo Nobel NV	4,964	302,482
ASML Holding NV NY Shares (b)	8,924	220,231
Buhrmann NV	1,538	22,817
Corio NV	662	54,030
Fugro NV	678	32,341
Getronics NV	1,757	14,201
Hagemeyer NV (b)	7,243	36,609
Heineken NV	4,660	221,411
ING Groep NV	33,482	1,479,515
Koninklijke Ahold NV (b)	26,493	281,048
Koninklijke DSM NV (b)	2,675	131,932
Koninklijke KPN NV	34,987	496,593
Koninklijke Numico NV (b)	2,781	149,341
OCE NV	1,230	20,100
Philips Electronics NV	20,995	789,480
QIAGEN NV (b)	2,043	31,370
Randstad Holding NV (b)	699	48,199
Reed Elsevier NV	12,516	213,108
Rodamco Europe NV	974	129,338
SBM Offshore NV	2,616	89,771
TNT NV	7,813	335,866
Unilever NV-CVA	30,781	839,384
Vedior NV-CVA	3,023	62,495
Wereldhave NV	263	34,971
Wolters Kluwer - CVA	4,695	134,690

		7,705,284

New Zealand (0.14%)
Auckland International Airport	12,792	19,728
Contact Energy Ltd.	4,623	27,091
Fisher & Paykel Appliances Class H	2,401	6,493
Fisher & Paykel Healthcare Class C	6,712	20,142
Fletcher Building Ltd.	8,242	64,144
Kiwi Income Property Trust	6,353	6,888
Sky City Entertainment Group	5,975	21,654

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
New Zealand (Cont.)
Sky Network Television Ltd.	3,715	$17,120
Telecom Corp. of New Zealand	33,786	114,266
The Warehouse Group Ltd.	2,278	11,530
Tower Ltd. (b)	2,385	3,711
Vector Ltd.	3,861	6,850

		319,617

Norway (0.89%)
Acergy SA (b)	3,781	72,134
Aker Kvaerner ASA	400	49,613
Det Norske Oljeselskap (DNO) ASA (b)	5,800	10,623
DNB NOR ASA	12,228	173,026
Frontline Ltd.	839	26,992
Norsk Hydro ASA	13,050	402,817
Norske Skogindustrier ASA	3,362	57,686
Ocean Rig ASA (b)	1,650	12,097
Orkla AS Class A	3,426	193,203
Pan Fish ASA (b)	35,300	32,101
Petroleum Geo-Services (b)	3,231	75,914
Prosafe ASA	4,165	58,939
Schibsted ASA	662	23,628
SeaDrill Ltd. (b)	4,650	78,034
Statoil ASA	11,791	310,462
Stolt-Nielsen SA	507	15,450
Storebrand ASA	4,758	60,246
Tandberg ASA	1,880	28,204
Tandberg Television ASA (b)	819	10,217
Telenor ASA	14,015	262,621
TGS Nopec Geophysical Co. ASA (b)	1,400	28,881
Tomra Systems ASA	3,082	21,137
Yara International ASA	3,724	84,284

		2,088,309

Portugal (0.32%)
Banco BPI SA	4,836	37,674
Banco Comercial Portugues-R	38,353	141,556
Banco Espirito Santo	3,400	61,087
Brisa-Auto Estradas de Portugal SA	4,821	60,026
Cimpor-Cimentos De Portugal	2,953	24,469
Energias De Portugal SA	36,279	183,846
Jeronimo Martins	651	14,600
Portugal Telecom SGPS SA	14,363	186,245
PT Multimedia Servicos	1,318	16,965
Sonae Industria SGPS SA (b)	809	8,009
Sonae SGPS SA	11,939	23,758

		758,235

Singapore (0.93%)
Allgreen Properties Ltd Rts (b)	3,000	1,389
Allgreen Properties Ltd.	6,000	5,114
Ascendas Real Estate Investment Trust	18,900	32,835
Capitacommercial Trust	11,000	18,791

	Shares	Value
Common Stocks (Cont.)
Singapore (Cont.)
Capitaland Ltd.	26,000	$104,627
Capitamall Trust	17,000	32,205
Chartered Semiconductor Mfg. Ltd. (b)	18,000	15,003
City Developments Ltd.	10,000	82,422
Comfortdelgro Corp. Ltd.	30,000	31,430
Cosco Corp. Singapore Ltd.	8,000	11,949
Creative Technology Ltd.	650	4,309
DBS Group Holdings Ltd.	20,652	303,192
Fraser and Neave Ltd.	13,800	40,303
Haw Par Corp. Ltd.	2,792	12,893
Jardine Cycle & Carriage Ltd.	2,044	19,657
Keppel Corp. Ltd.	11,000	125,771
Keppel Land Ltd.	6,000	26,927
Neptune Orient Lines Ltd.	8,000	10,858
Noble Group Ltd.	12,000	8,575
Olam International Ltd.	9,000	12,438
Oversea-Chinese Banking Corp.	44,840	224,458
Parkway Holdings Ltd.	10,500	21,405
Sembcorp Industries Ltd.	12,220	30,505
Sembcorp Marine Ltd.	12,000	26,572
Singapore Airlines Ltd.	10,000	113,872
Singapore Exchange Ltd.	13,000	47,995
Singapore Land Ltd.	2,000	11,179
Singapore Petroleum Co. Ltd.	2,000	5,685
Singapore Post Ltd.	15,000	10,632
Singapore Press Holdings Ltd.	30,000	83,500
Singapore Technologies Engineering	24,000	48,099
Singapore Telecommunications	135,450	288,866
SMRT Corp. Ltd.	17,000	13,175
Stats Chippac Ltd. (b)	16,000	12,293
Suntec REIT	10,000	11,829
United Overseas Bank Ltd.	20,392	257,201
United Overseas Land Ltd.	5,639	15,898
Venture Corp. Ltd.	4,000	35,083
Want Want Holdings Ltd.	4,000	6,520
Wing Tai Holdings Ltd.	8,000	11,892

		2,177,347

Spain (3.92%)
Abertis Infraestructuras SA	3,915	116,042
AC. Acerinox	2,997	90,995
Acciona SA	598	111,016
ACS Actividades de Cons Y Serv	4,849	272,695
Aguas de Barcelona Class A	826	30,187
Aguas de Barcelona SA New (b)	8	293
Altadis SA	4,910	256,516
Antena 3 de Television SA	1,201	28,185
Banco Bilbao Vizcaya Argentaria SA	62,651	1,505,228
Banco Popular Espanol	13,485	243,955
Banco Santander Central Hispano SA	107,187	1,995,944
Cintra Concesiones De Infrae	2,968	49,638
Corporacion Mapfre SA	8,430	37,980

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Spain (Cont.)
Ebro Puleva SA	1,129	$28,555
Endesa SA	13,775	651,522
Fadesa Inmobiliaria SA	329	15,229
Fomento De Construct Y Contra	661	67,221
Gamesa Corp Technologica	1,873	51,389
Gas Natural SDG SA	2,708	106,927
Grupo Ferrovial	945	91,937
Iberdrola SA	14,188	618,519
Iberia (Lineas Aer De Espana)	5,885	21,404
Inditex	4,052	217,970
Indra Sistemas SA	1,873	45,894
NH Hoteles SA	1,022	20,221
Promotora De Infom SA	1,117	19,434
Repsol YPF SA	15,960	549,906
Sacyr Vallehermoso SA	2,237	132,452
Sogecable (b)	549	19,519
Telefonica SA	80,764	1,714,683
Union Fenosa SA	1,990	98,310
Zeltia SA (b)	3,094	22,741

		9,232,507

Sweden (2.52%)
Alfa Laval AB	1,527	68,673
ASSA ABLOY AB Class B	4,542	98,545
Atlas Copco AB Class A	6,506	217,841
Atlas Copco AB Class B	3,221	104,098
Axfood AB	402	16,603
Billerud Aktiebolag	843	14,948
Boliden AB	4,800	122,348
Castellum AB	3,164	42,121
D. Carnegie & Co. AB	700	15,031
Electrolux AB Class B	5,534	110,745
Elekta AB Class B	1,455	30,564
Eniro AB	2,294	30,258
Ericsson LM Class B	268,088	1,078,025
Fabege AB	1,586	42,442
Getinge AB Class B	3,217	72,015
Hennes & Mauritz AB Class B	8,448	426,076
Hoganas AB Class B	301	7,882
Holmen AB Class B	780	33,873
Husqvarna AB Class B (b)	5,534	86,320
Lundin Petroleum AB (b)	3,010	34,937
Modern Times Group MTG AB Class B (b)	727	47,631
Nordea Bank AB	37,542	577,175
OMX AB (b)	974	17,872
Oriflame Cosmetics SA	400	16,423
Sandvik AB (b)	18,290	264,888
SAS AB (b)	1,227	20,785
Scania AB Class B	1,644	115,352
Securitas AB Class B (b)	6,632	102,409
Securitas Direct AB Class B (b)	6,632	21,022

	Shares	Value
Common Stocks (Cont.)
Sweden (Cont.)
Securitas Systems AB Class B (b)	6,632	$26,834
Skandinaviska Enskilda Bank Class A	8,953	283,691
Skanska AB Class B	8,198	161,041
SKF AB Class B	6,879	126,547
SSAB Svenskt Stal AB Series A	2,550	60,203
SSAB Svenskt Stal AB Series B	1,641	36,852
Svenska Cellulosa AB Class B	3,433	178,888
Svenska Handelsbanken	9,115	274,998
Swedish Match AB	6,542	122,154
Tele2 AB Class B	4,780	69,629
Telelogic AB (b)	3,317	7,413
TeliaSonera AB	34,577	282,997
Trelleborg AB Class B	1,248	29,791
Volvo AB Class A	2,060	145,921
Volvo AB Class B	4,070	279,493
Wihlborgs Fastigheter AB	434	9,029

		5,932,383

Switzerland (6.66%)
ABB Ltd.	38,092	682,135
Adecco SA	2,755	187,771
Ciba Specialty Chemicals AG	1,006	66,788
Clariant AG (b)	3,593	53,612
Compagnie Financiere Richemont AG Class A	10,159	589,600
Credit Suisse Group	20,533	1,431,519
Geberit AG Reg	56	86,057
Givaudan	100	92,342
Holcim Ltd.	3,458	316,243
Kudelski SA Bearer	497	18,655
Kuehne & Nagel International AG	442	32,110
Kuoni Reisen Holding (b)	38	20,321
Logitech International SA (b)	2,308	66,455
Lonza Group AG	532	45,856
Micronas Semiconductor (b)	502	11,026
Nestle SA	7,222	2,561,695
Nobel Biocare Holding AG (b)	406	119,757
Novartis AG	42,149	2,421,302
Phonak Holding AG	687	54,515
PSP Swiss Property AG (b)	541	31,051
Rieter Holding AG	62	32,350
Roche Holding AG	12,379	2,214,771
Schindler Holding AG	750	46,999
Serono SA Class B	93	83,091
SGS SA	62	68,880
SIG Holding AG (b)	93	31,017
Straumann Holding AG	119	28,748
Sulzer AG	51	57,948
Swiss Reinsurance	6,011	509,438
Swisscom AG	349	131,789
Syngenta AG (b)	2,036	378,208
Synthes Inc. (b)	675	80,246

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
Switzerland (Cont.)
The Swatch Group AG	1,009	$44,993
The Swatch Group AG Class B	503	110,826
UBS AG	36,042	2,181,179
Unaxis Holding AG (b)	97	47,818
Zurich Financial Services	2,698	723,838

		15,660,949

United Kingdom (22.80%)
3I Group PLC	8,725	172,027
Aegis Group PLC	15,694	42,888
Aggreko PLC	4,131	35,190
Alliance Boots PLC	15,596	255,293
AMEC PLC	4,853	39,886
Amvescap PLC	13,605	158,686
Anglo American PLC	25,767	1,254,021
ARM Holdings PLC	20,557	50,417
Arriva PLC	2,835	42,243
AstraZeneca PLC	27,896	1,495,001
Aviva PLC	46,243	741,850
BAE Systems PLC	59,442	494,180
Balfour Beatty PLC	9,541	82,489
Barclays PLC	116,565	1,664,328
Barratt Developments PLC	4,701	113,328
BBA Aviation PLC	6,603	35,155
Bellway PLC	1,627	49,073
BG Group PLC	62,179	845,509
BHP Billiton PLC	44,392	812,956
Biffa PLC	6,468	38,880
Bovis Homes Group PLC	1,750	37,039
BP PLC	351,707	3,921,952
British Airways PLC (b)	11,408	117,624
British American Tobacco PLC	28,314	792,836
British Land Co. PLC	9,806	328,063
British Sky Broadcasting PLC	21,359	218,368
Brixton PLC	3,680	41,374
BT Group PLC	151,193	893,261
Bunzl PLC	7,398	90,782
Burberry Group PLC	8,035	101,208
Cadbury Schweppes PLC	35,755	381,887
Capita Group PLC	11,264	133,558
Carnival PLC	3,216	162,464
Carphone Warehouse PLC	4,034	24,721
Cattles PLC	4,859	41,677
Centrica PLC	62,085	429,636
Charter PLC (b)	1,843	32,544
Close Brothers Group PLC	1,821	36,167
Cobham PLC	16,230	61,326
Collins Stewart PLC (b)	3,554	17,675
Compass Group PLC	38,857	220,134
Cookson Group PLC (b)	2,731	33,481
Corus Group PLC	14,379	148,626
CSR PLC (b)	1,871	23,681

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Daily Mail & General Trust NV	4,634	$64,871
De La Rue PLC	2,213	27,848
Diageo PLC	50,118	984,711
DSG International PLC	33,300	124,484
Electrocomponents PLC	6,845	39,168
EMAP PLC	3,278	51,604
EMI Group PLC	11,954	61,979
Enterprise Inns	5,892	155,770
Experian Group Ltd. (b)	18,689	218,852
First Choice Holidays PLC	7,204	40,025
FirstGroup PLC	7,032	78,872
FKI PLC	9,705	19,540
Friends Provident PLC	27,585	116,970
Galiform PLC (b)	9,514	25,505
Gallaher Group PLC	12,538	281,957
GKN PLC	11,565	62,773
GlaxoSmithKline PLC	103,478	2,723,650
Great Portland Estates	2,365	32,037
Group 4 Securicor PLC	22,225	81,421
Hammerson PLC	5,537	170,622
Hanson PLC	11,913	179,512
Hays PLC	30,718	95,532
HBOS PLC	67,225	1,486,118
HMV Group PLC	6,211	17,353
Home Retail Group	16,069	128,999
HSBC Holdings PLC	206,063	3,750,349
ICAP PLC	8,629	80,643
IMI PLC	5,051	49,941
Imperial Chemical Industries PLC	21,416	189,175
Imperial Tobacco Group PLC	12,275	483,129
Inchcape PLC	7,447	73,503
InterContinental Hotels Group PLC	7,224	178,449
International Power PLC	26,909	200,427
Intertek Group PLC	2,410	39,241
Invensys PLC (b)	11,838	63,502
Investec PLC	4,425	56,945
ITV PLC	77,395	160,969
Johnson Matthey PLC	3,433	94,463
Kelda Group PLC	5,624	101,690
Kesa Electricals PLC	7,775	51,511
Kingfisher PLC	43,662	203,582
Ladbrokes PLC	10,011	81,598
Land Securities Group PLC	8,752	396,932
Legal and General Group PLC	121,475	373,331
Liberty International PLC	4,227	115,364
Lloyds TSB Group PLC	98,837	1,111,091
LogicaCMG PLC	22,548	81,834
London Stock Exchange Group	3,342	85,441
Man Group PLC	32,949	336,316
Marks & Spencer Group PLC	30,771	431,225
Meggitt PLC	7,503	45,414
Michael Page International PLC	3,770	33,297
Misys PLC	7,550	31,869

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
National Express Group PLC	1,974	$43,503
National Grid PLC	49,588	717,710
Next PLC	4,501	158,199
Old Mutual PLC	93,851	319,419
PartyGaming PLC (b)	10,583	6,555
Pearson PLC	14,798	223,034
Persimmon PLC	5,386	160,699
Premier Farnell PLC	5,332	20,554
Provident Financial PLC	3,617	49,508
Prudential PLC	44,367	606,156
Punch Taverns PLC	3,930	98,270
Rank Group PLC	9,223	42,104
Reckitt Benckiser PLC	10,935	498,828
Reed Elsevier PLC	23,791	260,940
Rentokil Intial PLC	36,225	117,154
Resolution PLC	12,835	160,929
Reuters Group PLC	25,011	217,408
Rexam PLC	9,093	93,365
Rio Tinto PLC	18,847	998,828
Rolls Royce Group (b)	32,284	282,126
Royal Bank of Scotland Group	57,224	2,227,075
Royal Dutch Shell PLC Class A	67,364	2,348,833
Royal Dutch Shell PLC Class B	48,622	1,699,977
SABMiller PLC	16,095	369,563
Sage Group PLC	22,769	120,414
Sainsbury	25,232	201,808
Schroders PLC	1,750	38,182
Scottish & Newcastle PLC	12,816	140,131
Scottish & Southern Energy PLC	15,422	468,348
Scottish Power PLC	25,539	373,451
Serco Group PLC	6,684	49,861
Severn Trent PLC	4,312	124,050
Signet Group PLC	37,383	87,111
Slough Estates PLC	7,295	111,875
Smith & Nephew PLC	16,972	177,044
Smiths Group PLC	10,110	195,920
SSL International PLC	2,302	16,645
Stagecoach Group	11,851	35,421
Standard Life PLC (b)	35,422	204,846
Tate & Lyle PLC	7,687	115,486
Taylor Woodrow PLC	10,174	84,588
Tesco PLC	142,671	1,127,456
The Berkeley Group Holdings PLC (b)	1,551	51,850
The Davis Service Group PLC	2,333	22,986
TI Automotive Ltd. (b)	7,024	—
Tomkins PLC	15,729	75,507
Travis Perkins PLC	1,646	63,788
Trinity Mirror PLC	4,523	41,499
Tullett Prebon PLC (b)	3,554	45,232
Unilever PLC	22,467	624,875
United Utilities PLC	16,691	254,613
Vodafone Group PLC	942,447	2,602,751
Whitbread PLC	4,356	142,408

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
William Hill PLC	5,644	$69,660
Wimpey (George) PLC	5,627	61,247
Wolseley PLC	12,421	299,563
WPP Group PLC	22,366	301,838
Xstrata PLC	11,334	563,980
Yell Group PLC	12,462	138,755

		53,638,816

Total Common Stocks
(cost $ 158,524,677)		226,354,065

Preferred Stocks (0.24%) (a)
Germany (0.23%)
Henkel KGaA	988	145,061
Porsche AG PFD	126	159,851
ProSiebenSat.1 Media AG	1,119	36,594
RWE AG-Non Voting PFD	640	60,641
Volkswagen AG PFD	1,793	133,847

		535,994

Italy (0.01%)
Compagnia Assicuratrice Unipol SpA	10,202	33,004

Total Preferred Stocks
(cost $ 278,222)		568,998

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Principal amount	Value
Repurchase Agreement (3.37%)
Investors Bank & Trust Co. Repurchase Agreement, (c) 3.500%, to be repurchased at $7,935,214 on 01/02/2007	$7,932,130	$7,932,130

Total Repurchase Agreement
(cost $ 7,932,130)		7,932,130

TOTAL INVESTMENTS (99.82%)
(cost $ 166,735,029)		234,855,193
CASH (d) AND OTHER ASSETS, NET OF LIABILITIES (0.18%)		408,897

NET ASSETS (100.00%)		$235,264,090

(a)	Securities valued at fair value.

(b)	Non-income producing security.

(c)	Repurchase agreement is fully collateralized by U. S. Government Agency Securities with a coupon rate of 5.85%, a maturity date of February 25, 2033, and a market value of $8,328,736 as of December 31, 2006.

(d)	At December 31, 2006, cash has been pledged to cover, in whole or in part, initial margin requirements for open future contracts.

INTERNATIONAL INDEX FUND FOREIGN CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$77,081,016	32.82%
British Pound	53,638,816	22.84
Japanese Yen	51,465,386	21.91
Swiss Franc	15,660,949	6.67
Australian Dollar	12,683,489	5.40
United States Dollar	7,938,650	3.38
Swedish Krona	5,932,383	2.53
Hong Kong Dollar	4,037,671	1.72
Singapore Dollar	2,170,827	0.92
Norweigian Krone	2,088,309	0.89
Danish Krone	1,838,080	0.78
New Zealand Dollar	319,617	0.14

Total Investments	$234,855,193	100.00%

INTERNATIONAL INDEX FUND SECTOR CLASSIFICATIONS

Sector	Value	%
Financials	$67,855,633	28.85%
Consumer Discretionary	26,921,391	11.44
Industrials	24,780,349	10.53
Materials	19,086,400	8.11
Consumer Staples	17,916,386	7.62
Energy	16,689,799	7.09
Health Care	15,946,026	6.78
Utilities	12,714,977	5.40
Information Technology	12,651,285	5.38
Telecommunication Services	12,360,817	5.25

Total Stocks	226,923,063	96.45
Repurchase Agreement	7,932,130	3.37
Cash and Other Assets, Net of Liabilities	408,897	0.18

Net Assets	$235,264,090	100.00%

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST EQUITY AND BOND FUND

SCHEDULE OF INVESTMENTS

December 31,2006

	Shares	Value
Registered Investment Companies (99.87%)
State Farm Mutual Fund Trust Bond Fund Institutional Shares (38.62%) (a)	7,436,028	$76,739,813
State Farm Mutual Fund Trust Equity Fund Institutional Shares (61.25%) (a)	13,862,195	121,710,072

Total Registered Investment Companies
(cost $ 186,167,722)		198,449,885

TOTAL INVESTMENTS (99.87%)
(cost $186,167,722)		198,449,885
CASH AND OTHER ASSETS, NET OF
LIABILITIES (0.13%)		258,666

NET ASSETS (100.00%)		$198,708,551

(a)	The Equity and Bond Fund’s investment adviser is an affiliate of the issuer.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2006

	Principal amount	Value
Corporate Bonds (51.03%)
Aerospace/Defense (0.33%)
General Dynamics Corp.
4.250%, 05/15/2013	$1,000,000	$945,010

Agriculture, Foods, & Beverage (2.69%)
Kellogg Co.
2.875%, 06/01/2008	500,000	482,599
Sara Lee Corp.
2.750%, 06/15/2008	1,000,000	960,861
Kraft Foods Inc.
4.125%, 11/12/2009	1,000,000	969,942
WM Wrigley Jr. Co.
4.300%, 07/15/2010	1,000,000	970,980
ConAgra Inc.
7.875%, 09/15/2010	333,000	360,365
Kellogg Co.
6.600%, 04/01/2011	500,000	524,350
PepsiAmericas Inc.
5.625%, 05/31/2011	500,000	503,307
Hershey Co.
5.300%, 09/01/2011	500,000	501,596
General Mills Inc.
6.000%, 02/15/2012	500,000	512,154
Bottling Group LLC
4.625%, 11/15/2012	500,000	482,847
Coca-Cola Bottling Co.
5.300%, 04/01/2015	500,000	483,439
Hershey Co.
5.450%, 09/01/2016	500,000	501,448
PepsiAmericas Inc.
5.000%, 05/15/2017	500,000	476,992

		7,730,880

Automotive (1.55%)
General Motors Acceptance Corp.
6.125%, 02/01/2007	1,000,000	1,001,305
6.150%, 04/05/2007	500,000	500,016
Ford Motor Credit Co.
4.950%, 01/15/2008	1,000,000	983,107
Toyota Motor Credit Corp.
2.875%, 08/01/2008	1,000,000	963,618
Ford Motor Credit Co.
5.625%, 10/01/2008	500,000	490,999
Daimler Chrysler North America 6.500%,
11/15/2013	500,000	513,352

		4,452,397

Banks (4.12%)
JPMorgan Chase & Co.
3.625%, 05/01/2008	500,000	488,425
Bank One Corp.
2.625%, 06/30/2008	1,000,000	961,633

	Principal amount	Value
Corporate Bonds (Cont.)
Banks (Cont.)
Bank of America Corp.
3.250%, 08/15/2008	$1,000,000	$970,142
Bank of New York
5.050%, 03/03/2009	500,000	496,613
Wells Fargo & Co.
4.200%, 01/15/2010	1,000,000	974,197
Bank of America Corp.
4.250%, 10/01/2010	1,000,000	968,376
Wells Fargo & Co.
4.875%, 01/12/2011	500,000	495,035
Bank of New York
4.950%, 01/14/2011	1,000,000	990,179
Wachovia Corp.
5.350%, 03/15/2011	500,000	501,408
Charter One Bank FSB
5.500%, 04/26/2011	1,000,000	1,008,336
Royal Bank of Canada
5.650%, 07/20/2011	500,000	509,510
Wachovia Corp.
5.700%, 08/01/2013	500,000	508,689
US Bank NA
4.950%, 10/30/2014	500,000	486,897
Fifth Third Bank
4.750%, 02/01/2015	500,000	476,980
Suntrust Banks Inc.
5.000%, 09/01/2015	500,000	485,145
Wachovia Bank NA
5.600%, 03/15/2016	500,000	504,888
Wells Fargo Bank NA
5.750%, 05/16/2016	500,000	512,083
JP Morgan Chase
5.875%, 06/13/2016	500,000	513,476

		11,852,012

Building Materials & Construction (2.06%)
Lafarge SA
6.150%, 07/15/2011	500,000	511,775
CRH America Inc.
5.625%, 09/30/2011	500,000	502,099
Cooper Industries Ltd.
5.250%, 11/15/2012	1,000,000	989,889
Hanson Australia Funding
5.250%, 03/15/2013	500,000	487,639
Leggett & Platt Inc.
4.700%, 04/01/2013	500,000	478,032
CRH America Inc.
5.300%, 10/15/2013	1,000,000	973,517
Masco Corp.
4.800%, 06/15/2015	500,000	456,592
Hanson PLC
6.125%, 08/15/2016	1,000,000	1,017,864

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Principal amount	Value
Corporate Bonds (Cont.)
Building Materials & Construction (Cont.)
CRH America Inc.
6.000%, 09/30/2016	$500,000	$504,697

		5,922,104

Chemicals (1.41%)
Air Products & Chemicals Inc.
4.125%, 12/01/2010	1,000,000	958,968
E.I. du Pont de Nemours and Co.
4.125%, 03/06/2013	500,000	468,038
4.875%, 04/30/2014	500,000	483,868
Praxair Inc.
5.375%, 11/01/2016	1,000,000	995,775
PPG Industries Inc.
7.400%, 08/15/2019	500,000	563,222
The Dow Chemical Co.
7.375%, 11/01/2029	500,000	577,929

		4,047,800

Commercial Service/Supply (1.00%)
RR Donnelley & Sons Co.
4.950%, 05/15/2010	500,000	489,416
Dun & Bradstreet Corp.
5.500%, 03/15/2011	500,000	501,254
Pitney Bowes Inc.
4.625%, 10/01/2012	500,000	481,649
RR Donnelley & Sons Co.
4.950%, 04/01/2014	1,000,000	922,224
Pitney Bowes Inc.
4.875%, 08/15/2014	500,000	482,060

		2,876,603

Computers (0.17%)
International Business Machines Corp.
4.250%, 09/15/2009	500,000	489,435

Consumer & Marketing (2.58%)
The Gillette Co.
2.500%, 06/01/2008	500,000	480,744
The Procter & Gamble Co.
3.500%, 12/15/2008	500,000	484,400
Clorox Co.
4.200%, 01/15/2010	500,000	485,037
Newell Rubbermaid Inc.
4.000%, 05/01/2010	500,000	479,253
Avon Products Inc.
5.125%, 01/15/2011	500,000	495,247
Whirlpool Corp.
6.125%, 06/15/2011	1,000,000	1,018,018
Reed Elsevier Capital
4.625%, 06/15/2012	500,000	477,556
Avery Dennison Corp.
4.875%, 01/15/2013	500,000	481,630

	Principal amount	Value
Corporate Bonds (Cont.)
Consumer & Marketing (Cont.)
The Procter & Gamble Co.
4.950%, 08/15/2014	$1,000,000	$976,615
Clorox Co.
5.000%, 01/15/2015	500,000	484,251
Black & Decker Corp.
5.750%, 11/15/2016	500,000	495,884
Kimberly-Clark Corp.
6.250%, 07/15/2018	1,000,000	1,058,136

		7,416,771

Electronic/Electrical Mfg. (0.97%)
Raytheon Co.
6.550%, 03/15/2010	500,000	518,048
Emerson Electric Co.
7.125%, 08/15/2010	315,000	334,188
General Electric Co.
5.000%, 02/01/2013	500,000	494,450
Emerson Electric Co.
4.500%, 05/01/2013	500,000	478,791
4.750%, 10/15/2015	1,000,000	954,272

		2,779,749

Financial Services (4.27%)
Caterpillar Financial Services Corp.
2.700%, 07/15/2008	500,000	481,310
4.500%, 06/15/2009	500,000	491,720
Household Finance Corp.
4.125%, 11/16/2009	1,000,000	972,215
Citigroup Inc.
4.125%, 02/22/2010	1,000,000	970,048
SLM Corp.
4.500%, 07/26/2010	1,000,000	973,361
John Deere Capital Corp.
4.875%, 10/15/2010	1,000,000	982,558
General Electric Capital Corp.
4.875%, 10/21/2010	1,000,000	989,480
American Express Credit
5.000%, 12/02/2010	1,000,000	993,333
Household Finance Corp.
5.250%, 01/14/2011	500,000	500,013
SLM Corp.
5.450%, 04/25/2011	500,000	501,942
John Deere Capital Corp.
5.650%, 07/25/2011	500,000	505,491
American Express Co.
5.250%, 09/12/2011	500,000	500,539
Western Union Co. (a)
5.400%, 11/17/2011	500,000	493,038
HSBC Finance Corp.
5.250%, 01/15/2014	500,000	495,286
Citigroup Inc.
5.125%, 05/05/2014	500,000	493,237

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Principal amount	Value
Corporate Bonds (Cont.)
Financial Services (Cont.)
General Electric Capital Corp.
4.875%, 03/04/2015	$500,000	$486,304
Verizon Global Funding Corp.
4.900%, 09/15/2015	500,000	476,867
Citigroup Inc.
5.300%, 01/07/2016	500,000	496,032
Western Union Co. (a)
5.930%, 10/01/2016	500,000	495,213

		12,297,987

Forest Products & Paper (0.55%)
MeadWestvaco Corp.
6.850%, 04/01/2012	500,000	523,956
International Paper Co.
5.250%, 04/01/2016	500,000	475,685
Willamette Industries Inc.
9.000%, 10/01/2021	500,000	590,425

		1,590,066

Health Care (5.59%)
Bristol-Myers Squibb Co.
4.000%, 08/15/2008	1,000,000	979,994
Abbott Laboratories
3.500%, 02/17/2009	500,000	483,845
Hillenbrand Industries
4.500%, 06/15/2009	1,000,000	979,733
Amgen Inc.
4.000%, 11/18/2009	500,000	485,092
Genentech Inc.
4.400%, 07/15/2010	1,000,000	977,626
Medtronic Inc.
4.375%, 09/15/2010	500,000	485,109
Abbott Laboratories
5.600%, 05/15/2011	750,000	760,357
Merck & Co. Inc.
4.375%, 02/15/2013	500,000	474,672
Wyeth
5.500%, 03/15/2013	500,000	503,235
Becton Dickinson & Co.
4.550%, 04/15/2013	500,000	477,940
Johnson & Johnson
3.800%, 05/15/2013	1,000,000	931,216
Schering-Plough Corp.
5.550%, 12/01/2013	1,000,000	1,002,897
Pfizer Inc.
4.500%, 02/15/2014	1,000,000	964,449
GlaxoSmithKline
4.375%, 04/15/2014	1,000,000	942,752
AstraZeneca PLC SP
5.400%, 06/01/2014	1,000,000	1,004,304
Boston Scientific Corp.
5.450%, 06/15/2014	1,000,000	960,099

	Principal amount	Value
Corporate Bonds (Cont.)
Health Care (Cont.)
Amgen Inc.
4.850%, 11/18/2014	$500,000	$484,114
Merck & Co. Inc.
4.750%, 03/01/2015	500,000	476,259
Baxter International Inc.
4.625%, 03/15/2015	1,000,000	942,178
Medtronic Inc.
4.750%, 09/15/2015	500,000	473,651
Abbott Laboratories
5.875%, 05/15/2016	750,000	772,523
Baxter International Inc.
5.900%, 09/01/2016	500,000	513,641

		16,075,686

Machinery & Manufacturing (4.03%)
3M Co.
5.125%, 11/06/2009	2,000,000	2,000,200
United Technologies Corp.
4.375%, 05/01/2010	500,000	488,421
Deere & Co.
7.850%, 05/15/2010	500,000	538,008
Johnson Controls Inc.
5.250%, 01/15/2011	1,000,000	992,117
Bemis Co. Inc.
4.875%, 04/01/2012	500,000	484,902
Goodrich Corp.
7.625%, 12/15/2012	500,000	552,169
Parker Hannifin Corp.
4.875%, 02/15/2013	500,000	484,470
ConocoPhillips Australia Funding Co.
5.500%, 04/15/2013	500,000	504,286
Johnson Controls Inc.
4.875%, 09/15/2013	750,000	716,119
United Technologies Corp.
4.875%, 05/01/2015	1,000,000	964,015
Ingersoll-Rand Co. Ltd.
4.750%, 05/15/2015	1,000,000	933,637
Thermo Electron Corp.
5.000%, 06/01/2015	500,000	470,163
Dover Corp.
4.875%, 10/15/2015	1,000,000	958,868
Honeywell International Inc.
5.400%, 03/15/2016	1,000,000	999,914
Caterpillar Inc.
5.700%, 08/15/2016	500,000	506,979

		11,594,268

Media & Broadcasting (1.88%)
Knight-Ridder Inc.
9.875%, 04/15/2009	500,000	538,755
New York Times Co.
4.500%, 03/15/2010	500,000	483,554

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Principal amount	Value
Corporate Bonds (Cont.)
Media & Broadcasting (Cont.)
Gannett Co.
5.750%, 06/01/2011	$1,000,000	$1,006,504
The Walt Disney Co.
5.700%, 07/15/2011	1,000,000	1,017,513
Knight-Ridder Inc.
4.625%, 11/01/2014	1,000,000	885,848
New York Times Co.
5.000%, 03/15/2015	500,000	464,582
The Walt Disney Co.
5.625%, 09/15/2016	1,000,000	1,006,959

		5,403,715

Mining & Metals (1.61%)
Rio Tinto Finance USA Ltd.
2.625%, 09/30/2008	1,000,000	956,523
Alcoa Inc.
7.375%, 08/01/2010	500,000	533,023
BHP Billiton Finance
5.000%, 12/15/2010	500,000	496,255
Alcoa Inc.
6.500%, 06/01/2011	250,000	260,943
BHP Billiton Finance
4.800%, 04/15/2013	500,000	483,977
Barrick Gold Finance Inc.
4.875%, 11/15/2014	1,000,000	947,672
Alcan Inc.
5.000%, 06/01/2015	1,000,000	951,133

		4,629,526

Oil & Gas (2.29%)
BP Capital Markets PLC
2.625%, 03/15/2007	1,000,000	994,697
ChevronTexaco Capital Co.
3.500%, 09/17/2007	500,000	494,134
Phillips Petroleum Co.
8.750%, 05/25/2010	500,000	554,039
Shell International Finance
5.625%, 06/27/2011	1,500,000	1,530,310
Marathon Oil Corp.
6.125%, 03/15/2012	500,000	514,917
ConocoPhillips Canada
5.300%, 04/15/2012	500,000	499,634
National Fuel Gas Co.
5.250%, 03/01/2013	500,000	489,018
Anadarko Petroleum Corp.
5.950%, 09/15/2016	1,000,000	1,002,093
ConocoPhillips Canada
5.625%, 10/15/2016	500,000	502,377

		6,581,219

	Principal amount	Value
Corporate Bonds (Cont.)
Retailers (4.08%)
Safeway Inc.
4.125%, 11/01/2008	$1,000,000	$976,734
May Department Stores Co.
4.800%, 07/15/2009	1,000,000	984,045
CVS Corp.
4.000%, 09/15/2009	1,000,000	966,787
Home Depot Inc.
3.750%, 09/15/2009	1,000,000	963,986
Wal-Mart Stores Inc.
4.125%, 07/01/2010	1,000,000	968,847
Home Depot Inc.
4.625%, 08/15/2010	500,000	489,486
Safeway Inc.
4.950%, 08/16/2010	500,000	490,560
Albertson’s Inc.
7.500%, 02/15/2011	500,000	519,484
Home Depot Inc.
5.200%, 03/01/2011	500,000	497,383
CVS Corp.
5.750%, 08/15/2011	500,000	506,013
Wal-Mart Stores Inc.
4.550%, 05/01/2013	1,000,000	963,880
McDonald’s Corp.
4.125%, 06/01/2013	1,000,000	931,087
Lowe’s Companies Inc.
5.000%, 10/15/2015	1,000,000	963,302
Target Corp.
5.875%, 07/15/2016	1,000,000	1,031,996
Lowe’s Companies Inc.
5.400%, 10/15/2016	500,000	492,940

		11,746,530

Telecom & Telecom Equipment (2.46%)
GTE North Inc.
5.650%, 11/15/2008	500,000	501,499
Vodafone Group PLC
7.750%, 02/15/2010	500,000	532,841
Deutsche Telekom International Finance
8.000%, 06/15/2010	500,000	541,416
Verizon Communications
5.350%, 02/15/2011	1,000,000	1,001,619
Cisco Systems Inc.
5.250%, 02/22/2011	1,000,000	1,002,509
Vodafone Group PLC
5.500%, 06/15/2011	500,000	501,270
Telstra Corp. Ltd.
6.375%, 04/01/2012	500,000	516,233
Alltel Corp.
7.000%, 07/01/2012	500,000	519,447
BellSouth Corp.
5.200%, 09/15/2014	1,000,000	975,917

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Principal amount	Value
Corporate Bonds (Cont.)
Telecom & Telecom Equipment (Cont.)
SBC Communications Inc.
5.625%, 06/15/2016	$1,000,000	$995,407

		7,088,158

Utilities & Energy (7.39%)
Alabama Power Co.
7.125%, 10/01/2007	300,000	303,503
3.125%, 05/01/2008	500,000	485,807
Pacificorp
4.300%, 09/15/2008	1,000,000	983,866
Duke Energy Corp.
4.500%, 04/01/2010	500,000	488,143
Progress Energy Florida
4.500%, 06/01/2010	500,000	486,088
Commonwealth Edison
4.740%, 08/15/2010	500,000	487,615
Puget Sound Energy Inc.
7.690%, 02/01/2011	500,000	539,439
Reliant Energy
7.750%, 02/15/2011	500,000	538,870
Appalachian Power Co.
5.550%, 04/01/2011	500,000	500,625
Commonwealth Edison
5.400%, 12/15/2011	500,000	496,054
Oncor Electric Delivery
6.375%, 05/01/2012	500,000	514,702
Tampa Electric Co.
6.875%, 06/15/2012	500,000	532,576
Northern States Power Co.
8.000%, 08/28/2012	500,000	563,190
Southern California Gas
4.800%, 10/01/2012	500,000	486,332
Georgia Power
5.125%, 11/15/2012	200,000	197,511
MidAmerican Energy Co.
5.125%, 01/15/2013	1,000,000	985,589
Florida Power Corp.
4.800%, 03/01/2013	500,000	484,482
Peoples Gas Lt.
4.625%, 05/01/2013	500,000	477,879
Wisconsin Electric Power
4.500%, 05/15/2013	1,000,000	949,032
Vectren Utility Holdings
5.250%, 08/01/2013	500,000	484,913
PSI Energy
5.000%, 09/15/2013	1,000,000	966,369
Boston Edison
4.875%, 04/15/2014	1,000,000	971,126
Union Electric Co.
5.500%, 05/15/2014	500,000	490,842
Atmos Energy Corp.
4.950%, 10/15/2014	1,000,000	943,835

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Union Electric Co.
4.750%, 04/01/2015	$500,000	$465,706
Commonwealth Edison
4.700%, 04/15/2015	500,000	465,825
Southwestern Electric Power
5.375%, 04/15/2015	500,000	489,090
San Diego Gas & Electric
5.300%, 11/15/2015	500,000	496,549
Consolidated Edison Co. NY
5.375%, 12/15/2015	1,000,000	993,454
Virginia Electric & Power
5.400%, 01/15/2016	500,000	493,397
Ohio Power Co.
6.000%, 06/01/2016	500,000	513,409
Commonwealth Edison
5.950%, 08/15/2016	500,000	505,503
Baltimore Gas & Electric Co. (a)
5.900%, 10/01/2016	500,000	502,225
Consolidated Edison Co. NY
5.300%, 12/01/2016	500,000	491,366
Equitable Resources Inc.
5.150%, 03/01/2018	500,000	471,264
Southern California Gas
5.450%, 04/15/2018	500,000	497,542
San Diego Gas & Electric
6.000%, 06/01/2026	500,000	516,548

		21,260,266

Total Corporate Bonds
(cost $148,460,546)		146,780,182

Taxable Municipal Bonds (0.66%)
Illinois State
3.850%, 06/01/2013	1,000,000	928,220
New Jersey State Turnpike Authority Transportation
2.840%, 01/01/2008	1,000,000	977,470

Total Taxable Municipal Bonds
(cost $1,998,634)		1,905,690

Foreign Government Bonds (0.17%)
Province of Ontario 5.500%, 10/01/2008	500,000	502,865

Total Foreign Government Bonds
(cost $489,791)		502,865

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Principal amount	Value
Government Agency Securities (30.91%) (b)
Agency Notes & Bonds (5.34%)
Federal Home Loan Mortgage Corp.
6.625%, 09/15/2009	$1,000,000	$1,041,499
4.500%, 07/15/2013	1,500,000	1,460,220
5.200%, 03/05/2019	2,000,000	1,944,424
5.300%, 05/12/2020	3,000,000	2,863,188
Federal National Mortgage Association
6.625%, 10/15/2007	500,000	505,196
3.250%, 01/15/2008	3,000,000	2,941,473
3.250%, 08/15/2008	1,500,000	1,457,905
6.625%, 11/15/2010	1,000,000	1,059,062
4.375%, 09/15/2012	1,500,000	1,457,398
7.125%, 01/15/2030	500,000	627,602

		15,357,967

Mortgage-Backed Securities (25.57%)
Federal Home Loan Mortgage Corp.
5.000%, 07/01/2018	642,611	632,761
5.000%, 09/01/2018	593,010	584,129
5.000%, 09/01/2018	553,046	544,568
5.500%, 11/01/2018	518,826	519,482
4.500%, 11/01/2018	1,244,792	1,202,608
5.000%, 01/01/2019	596,823	587,020
5.000%, 04/01/2019	603,053	593,148
4.500%, 05/01/2019	678,563	654,714
4.000%, 05/01/2019	760,111	715,442
5.500%, 06/01/2019	907,845	908,006
5.000%, 01/01/2020	742,511	730,315
5.500%, 04/01/2020	760,463	759,844
5.500%, 07/01/2020	1,551,824	1,552,099
6.000%, 07/01/2021	1,894,252	1,919,745
6.000%, 11/01/2028	81,040	82,023
6.500%, 06/01/2029	132,398	135,753
7.500%, 12/01/2030	9,436	9,821
7.000%, 07/01/2031	12,862	13,230
6.500%, 09/01/2031	24,663	25,242
6.000%, 11/01/2032	346,448	349,832
6.000%, 12/01/2032	171,601	173,277
5.500%, 05/01/2033	2,048,153	2,028,562
5.500%, 07/01/2033	1,446,055	1,432,224
5.000%, 08/01/2033	1,399,517	1,352,757
5.500%, 03/01/2034	682,383	675,557
5.000%, 04/01/2034	1,208,747	1,167,541
6.000%, 07/01/2034	1,761,394	1,775,728
5.000%, 05/01/2035	1,700,619	1,641,466
5.500%, 05/01/2035	1,771,338	1,752,129
4.500%, 08/01/2035	933,617	874,879
5.000%, 10/01/2035	1,481,190	1,429,670
6.500%, 08/01/2036	1,903,407	1,938,700
Federal National Mortgage Association
6.000%, 09/01/2013	257,041	261,056
5.500%, 12/01/2016	129,293	129,664

	Principal amount	Value
Government Agency Securities (Cont.)
Mortgage-Backed Securities (Cont.)
5.500%, 01/01/2017	$67,067	$67,259
5.500%, 01/01/2017	540,220	541,771
6.500%, 01/01/2017	72,991	74,774
5.500%, 02/01/2017	498,560	499,991
5.000%, 03/01/2017	556,501	548,816
6.000%, 04/01/2017	84,458	85,699
5.500%, 01/01/2018	313,256	314,004
5.000%, 02/01/2018	667,339	658,124
5.000%, 05/01/2018	499,751	492,400
5.000%, 05/01/2018	992,884	978,273
5.000%, 05/01/2018	976,783	962,409
4.500%, 05/01/2018	1,213,068	1,173,097
4.500%, 05/01/2018	1,208,164	1,168,355
4.500%, 03/01/2019	696,451	672,709
5.500%, 10/01/2019	1,334,623	1,335,584
5.000%, 11/01/2019	1,378,457	1,356,627
4.500%, 12/01/2019	764,774	738,666
5.000%, 06/01/2020	1,244,594	1,223,564
4.500%, 09/01/2020	1,312,466	1,265,116
5.500%, 05/01/2021	920,736	920,602
7.500%, 09/01/2029	79,841	83,328
8.000%, 03/01/2030	12,561	13,249
6.500%, 05/01/2030	112,533	115,422
6.500%, 08/01/2031	30,877	31,611
7.000%, 08/01/2031	12,076	12,426
6.500%, 10/01/2031	75,068	76,851
6.000%, 11/01/2031	74,259	74,986
7.000%, 01/01/2032	87,105	89,633
6.000%, 03/01/2032	89,403	90,279
6.500%, 03/01/2032	44,405	45,460
6.500%, 04/01/2032	322,522	329,914
7.000%, 04/01/2032	86,749	89,238
6.500%, 05/01/2032	727,815	750,523
6.000%, 05/01/2032	77,619	78,328
6.500%, 06/01/2032	90,362	92,433
7.000%, 06/01/2032	151,679	156,030
7.000%, 06/01/2032	128,845	132,541
6.500%, 07/01/2032	221,638	226,718
6.000%, 08/01/2032	380,649	384,123
6.500%, 10/01/2032	524,909	536,941
5.500%, 10/01/2032	1,297,342	1,284,384
6.000%, 11/01/2032	419,442	423,269
6.000%, 01/01/2033	267,602	270,044
5.500%, 03/01/2033	441,328	436,829
5.500%, 03/01/2033	1,016,815	1,006,450
6.000%, 04/01/2033	616,574	621,773
5.000%, 05/01/2033	653,533	632,181
5.000%, 05/01/2033	845,986	818,347
5.000%, 08/01/2033	1,284,407	1,242,444
5.500%, 10/01/2033	927,620	918,163
5.000%, 03/01/2034	2,055,607	1,988,448

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Principal amount	Value
Government Agency Securities (Cont.)
Mortgage-Backed Securities (Cont.)
5.500%, 05/01/2034	$1,351,412	$1,336,924
6.000%, 07/01/2034	785,023	790,907
5.500%, 12/01/2034	1,876,728	1,856,607
5.500%, 04/01/2035	1,593,512	1,575,311
5.500%, 07/01/2035	2,095,773	2,071,835
5.000%, 10/01/2035	1,379,508	1,332,248
5.000%, 11/01/2035	942,160	909,884
6.000%, 08/01/2036	2,879,954	2,899,454
Government National Mortgage Association
6.000%, 05/15/2017	229,943	223,794
6.500%, 06/15/2028	129,959	133,726
6.000%, 11/15/2028	149,673	152,132
6.500%, 03/15/2029	149,103	153,352
7.000%, 06/15/2029	115,480	119,366
7.500%, 08/20/2030	33,212	34,530
6.500%, 11/15/2031	13,113	13,476
6.000%, 01/15/2032	90,120	91,502
5.500%, 10/15/2033	945,504	942,051
5.000%, 11/20/2033	1,222,871	1,185,791
6.000%, 12/20/2033	432,182	437,574

		73,553,662

Total Government Agency Securities
(cost $90,455,409)		88,911,629

U.S. Treasury Obligations (12.05%)
U.S. Treasury Bonds
7.250%, 05/15/2016	3,000,000	3,566,133
7.500%, 11/15/2016	1,500,000	1,822,734
8.125%, 08/15/2019	750,000	979,863
6.250%, 08/15/2023	3,000,000	3,453,048
6.875%, 08/15/2025	1,000,000	1,237,969
U.S. Treasury Notes
4.375%, 05/15/2007	3,000,000	2,992,500
6.125%, 08/15/2007	1,750,000	1,761,074
5.625%, 05/15/2008	3,000,000	3,027,423
6.000%, 08/15/2009	4,600,000	4,738,897
6.500%, 02/15/2010	2,000,000	2,101,016
5.000%, 08/15/2011	2,000,000	2,027,968
4.375%, 08/15/2012	4,000,000	3,942,500
4.750%, 05/15/2014	3,000,000	3,007,734

Total U.S. Treasury Obligations
(cost $34,878,993)		34,658,859

	Shares	Value
Short-term Investments (3.84%)
JPMorgan Prime Money Market Fund	11,040,252	$11,040,252

Total Short-term Investments
(cost $11,040,252)		11,040,252

TOTAL INVESTMENTS (98.66%)
(cost $287,323,625)		283,799,477
OTHER ASSETS, NET OF LIABILITIES (1.34%)		3,860,540

NET ASSETS (100.00%)		$287,660,017

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the value of these securities amounted to $1,490,476 or 0.52% of the net assets.

(b)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2006

	Coupon rate	Maturity date	Rating (Moody's or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (97.70%) (b)
Alabama (1.06%)
City of Trussville, Alabama, General Obligation Warrants, Series 2006-A	5.000%	10/01/2022	Aaa	$1,000,000	$1,067,010

California (9.30%)
Department of Water and Power of the City of Los Angeles, California, Power System Revenue Bonds, 2001 Series A, Subseries A-1	5.250%	07/01/2015	Aa3	1,500,000	1,599,870
State of California, Economic Recovery Bonds, Series A	5.000%	07/01/2017	Aa3	900,000	948,771
Moulton-Niguel California, Water District Consolidated Refunding Bonds	5.000%	09/01/2017	Aaa	1,395,000	1,505,163
Moulton-Niguel California, Water District Consolidated Refunding Bonds	5.000%	09/01/2018	Aaa	1,500,000	1,613,865
State of California, General Obligation Bonds	5.250%	02/01/2019	A1	2,200,000	2,355,518
State of California, Various Purpose General Obligation Bonds	5.000%	02/01/2019	A1	650,000	681,701
State of California, Various Purpose General Obligation Bonds	5.000%	11/01/2022	A1	600,000	631,104

					9,335,992

Colorado (2.16%)
Arapahoe County Water & Wastewater Public Improvement District (In Arapahoe County, Colorado) General Obligation Project Bonds, Series 2002A	5.750%	12/01/2018	Aaa	1,320,000	1,459,431
City of Colorado Springs, Colorado, Utilities System Subordinate Lien Improvement Revenue Bonds, Series 2005B	4.750%	11/15/2022	Aaa	675,000	708,838

					2,168,269

Connecticut (1.44%)
Town of New Canaan, Connecticut	4.500%	04/01/2020	Aaa	800,000	810,792
Town of Clinton, Connecticut, General Obligation Bonds (Prerefunded to 01-15-2012 @ 100) (c)	5.000%	01/15/2021	Aaa	600,000	637,194

					1,447,986

Delaware (1.73%)
The Delaware River and Bay Authority, Revenue Bonds, Refunding Series 2005	5.000%	01/01/2021	Aaa	1,625,000	1,738,652

Georgia (3.21%)
Dekalb County, Georgia, Water & Sewage Revenue Bonds, Series 2000 (Prerefunded to 10-01-2010 @ 101) (c)	5.500%	10/01/2014	Aa2	2,000,000	2,147,840
Upper Oconee Basin Water Authority, Georgia, Revenue Refunding Bonds, Series 2005	5.000%	07/01/2023	Aaa	1,000,000	1,075,120

					3,222,960

Idaho (1.59%)
Joint School District Number 2 (Meridian) Ada and Canyon Counties, Idaho General Obligation School Bonds, Series 2002	5.125%	07/30/2019	AA-	500,000	535,825
Nampa School District Number 131, Canyon County, Idaho, General Obligation School Bonds, Series 2003	4.875%	08/15/2020	A	1,000,000	1,056,920

					1,592,745

Illinois (1.07%)
State of Illinois, General Obligation Bonds, First Series of December 2000	5.750%	12/01/2017	Aaa	1,000,000	1,071,670

Indiana (1.49%)
Highland School Building Corporation, Lake County, Indiana, First Mortgage Refunding Bonds, Series 2003	5.000%	01/10/2020	Aaa	1,410,000	1,491,004

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Coupon rate	Maturity date	Rating (Moody's or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Iowa (0.52%)
Des Moines, Iowa Urban Renewal Series D	5.000%	06/01/2022	Aa2	$500,000	$518,185

Kansas (6.78%)
State of Kansas, Department of Transportation, Highway Revenue Bonds, Series 2000A (Prerefunded to 09-01-2010 @ 100) (c)	5.750%	09/01/2013	Aa2	1,300,000	1,394,016
Johnson County, Kansas, Unified School District Number 229, Series A (Prerefunded to 10-01-2008 @ 100) (c)	5.500%	10/01/2016	Aa	2,000,000	2,064,500
City of Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 1999	4.000%	10/01/2017	Aaa	750,000	751,590
City of Derby, Kansas, General Obligation Water System Refunding Bonds, Series 2004-A	5.000%	12/01/2019	Aaa	730,000	778,195
Kansas Development Finance Authority, Kansas Water Pollution Control Revolving Fund Revenue Bonds, Series 2001	4.800%	11/01/2020	Aaa	1,000,000	1,038,290
City of Derby, Kansas, General Obligation Water System Refunding Bonds, Series 2004-A	5.000%	12/01/2020	Aaa	235,000	249,929
City of Derby, Kansas, General Obligation Water System Refunding Bonds, Series 2004-A	5.000%	12/01/2021	Aaa	245,000	260,109
City of Derby, Kansas, General Obligation Water System Refunding Bonds, Series 2004-A	5.000%	12/01/2022	Aaa	250,000	265,105

					6,801,734

Maryland (3.12%)
Baltimore County Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2002	5.000%	09/01/2014	Aaa	1,250,000	1,338,150
State of Maryland, General Obligation Bonds, State and Local Facilities Loan of 2005, Second Series	4.250%	08/01/2020	Aaa	700,000	714,623
Washington Suburban Sanitary District, Maryland	5.000%	06/01/2023	Aaa	1,000,000	1,075,950

					3,128,723

Massachusetts (2.17%)
The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2002, Series E (Prerefunded to 01-01-2013 @ 100) (c)	5.500%	01/01/2015	Aa2	1,000,000	1,092,010
The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2003, Series C (Prerefunded to 08-01-2013 @ 100) (c)	5.250%	08/01/2020	Aa2	1,000,000	1,085,450

					2,177,460

Michigan (4.78%)
Forest Hills Public Schools, County of Kent, State of Michigan, 2000 School Building and Site Bonds (General Obligation - Unlimited Tax) (Prerefunded to 05-01-2010 @ 100) (c)	5.250%	05/01/2019	Aa2	2,575,000	2,698,652
State of Michigan, General Obligation Bonds, Environmental Protection Program, Series 2000 (Prerefunded to 11-01-2010 @ 100) (c)	5.250%	11/01/2020	Aa2	1,985,000	2,097,331

					4,795,983

Minnesota (3.77%)
Independent School District Number 181 (Brainerd), Minnesota, General Obligation School Building Bonds, Series 2002A	5.375%	02/01/2019	Aaa	2,500,000	2,705,200
Independent School District Number 622, North St. Paul-Maplewood-Oakdale, Minnesota, General Obligation Refunding Bonds, Series 2006B	5.000%	08/01/2022	Aaa	1,000,000	1,081,360

					3,786,560

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Mississippi (2.55%)
State of Mississippi, General Obligation Bonds, Capital Improvements Issue, Series 2000 (Prerefunded to 11-01-2010 @ 100) (c)	5.500%	11/01/2015	Aa	$2,400,000	$2,555,280

Missouri (5.44%)
The School District of North Kansas City, Missouri, General Obligation School Building Bonds (Missouri Direct Deposit Program) Series 2002 (Prerefunded to 03-01-2012 @ 100) (c)	5.000%	03/01/2016	AA+	1,250,000	1,329,237
Missouri State Improvement and Energy Water Pollution Revenue, Series 2000B	5.625%	07/01/2016	Aaa	1,155,000	1,229,879
Missouri State Improvement and Energy Water Pollution Revenue, Series 2000B (Prerefunded to 10-01-2010 @ 100) (c)	5.625%	07/01/2016	Aaa	260,000	278,073
Missouri Highways and Transportation Commission, State Road Bonds, Series A 2000 (Prerefunded to 2-01-2011 @ 100) (c)	5.000%	02/01/2017	Aaa	2,500,000	2,628,575

					5,465,764

Montana (0.33%)
State of Montana, General Obligation Bonds, (Drinking Water State Revolving Fund Program), Series 2005F	4.750%	07/15/2018	Aa3	315,000	333,330

Nebraska (1.69%)
City of Lincoln, Nebraska, Lincoln Electric System Revenue and Refunding Bonds, Series 2002	5.000%	09/01/2015	Aa2	1,595,000	1,694,879

New Hampshire (3.26%)
City of Manchester, New Hampshire, Water Revenue Bonds, Series 2003	5.000%	12/01/2021	Aaa	1,510,000	1,601,234
City of Manchester, New Hampshire, Water Revenue Bonds, Series 2003	5.000%	12/01/2023	Aaa	1,580,000	1,670,582

					3,271,816

New Jersey (1.60%)
Passaic Valley Sewer Commissioners, State of New Jersey, Sewer System Bonds, Series F	5.000%	12/01/2018	Aaa	1,500,000	1,603,710

New York (2.44%)
New York City, Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, Fiscal 2003, Series D	5.000%	06/15/2016	Aa2	1,300,000	1,380,028
New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds, Series 2005B	5.000%	04/01/2021	Aaa	1,000,000	1,073,860

					2,453,888

North Carolina (2.11%)
City of Winston-Salem, North Carolina, Water and Sewer System Revenue and Revenue Refunding Bonds, Series 2001 (Prerefunded to 6-01-2011 @ 101) (c)	5.000%	06/01/2018	Aa2	1,000,000	1,063,850
City of Charlotte, North Carolina, General Obligation Refunding Bonds, Series 2002B	5.000%	07/01/2021	Aaa	1,000,000	1,059,480

					2,123,330

Ohio (5.99%)
City of Columbus, Ohio, General Obligation Bonds, Various Purpose Unlimited Tax Bonds, Series 2000-1 (Prerefunded to 11-15-2010 @ 101) (c)	5.500%	11/15/2014	Aaa	2,400,000	2,582,112
City of Cleveland, Ohio, Waterworks Refunding Revenue Bonds, Series J, 2001	5.375%	01/01/2016	Aaa	1,000,000	1,077,590

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Ohio (Cont.)
City of Cincinnati, Ohio, Water System Revenue Bonds, Series 2003 (Prerefunded to 06-01-2011 @ 100) (c)	5.000%	12/01/2020	Aa2	$1,270,000	$1,340,244
Board of Education Indian Hill Exempted Village School District, County of Hamilton, Ohio, School Improvement Refunding Bonds, Series 2006	4.375%	12/01/2022	Aaa	1,000,000	1,009,180

					6,009,126

Oregon (5.55%)
Newberg School District Number 29J, Yamhill, Clackamas and Washington Counties, Oregon, General Obligation Bonds, Series 2002 (Prerefunded to 06-15-2012 @ 100) (c)	5.250%	06/15/2015	Aaa	1,000,000	1,078,880
Eagle Point School District Number 9, Jackson County, Oregon, General Obligation Bonds, Series 2000 (Prerefunded 6-15-2011 @ 100) (c)	5.625%	06/15/2017	Aa3	1,500,000	1,621,845
Reynolds School District Number 7, Multnomah County, Oregon, General Obligation Bonds, Series 2000 (Prerefunded to 6-15-2011 @ 100) (c)	5.000%	06/15/2018	Aa3	2,000,000	2,111,560
Emerald People’s Utility District, Lane County, Oregon	5.250%	11/01/2021	Aaa	705,000	764,149

					5,576,434

Pennsylvania (1.01%)
County of Chester Commonwealth of Pennsylvania, General Obligation Bonds, Series of 2006	4.375%	11/15/2022	Aaa	1,000,000	1,011,550

Rhode Island (1.04%)
Rhode Island Clean Water Finance Agency, Water Pollution Control Revolving Fund Revenue Bonds, Series 2004 A (Pooled Loan Issue)	4.750%	10/01/2022	Aaa	1,000,000	1,046,060

Tennessee (5.18%)
Tennessee State School Bonds Authority, Higher Educational Facilities Second Program Bonds, Series A (Prerefunded 5-01-2010 @ 100) (c)	5.400%	05/01/2013	Aa3	2,440,000	2,574,786
Williamson County, Tennessee, General Obligation Public Improvement Bonds, Series 2000 (ULT) (Prerefunded to 3-01-2010 @ 100) (c)	5.400%	03/01/2020	Aa1	2,500,000	2,627,750

					5,202,536

Texas (9.32%)
City of Dallas, Texas, (Dallas, Denton, Collin and Rockwall Counties), Waterworks and Sewer System Revenue Refunding Bonds, Series 2000 (Prerefunded 10-01-2010 @ 100) (c)	5.500%	10/01/2013	Aa2	2,400,000	2,556,432
City of San Antonio, Texas, Electric and Gas Systems Revenue Bonds, New Series 2000A (Prerefunded to 2-01-2010 @ 100) (c)	5.750%	02/01/2015	Aa1	2,400,000	2,543,832
Plano Independent School District, (Collin County, Texas), School Building Unlimited Tax Bonds, Series 2000 (Prerefunded to 8-15-2010 @ 100) (c)	5.125%	02/15/2016	Aaa	1,500,000	1,575,765
Fort Bend Independent School District, (Fort Bend County, Texas), Unlimited Tax School Building Bonds, Series 2000	5.250%	08/15/2017	Aaa	2,550,000	2,678,035

					9,354,064

Utah (1.21%)
West Jordan Utah, General Obligation Bonds (Prerefunded to 04-01-2014 @ 100) (c)	5.250%	04/01/2022	Aaa	680,000	745,926
Payson City, Utah, Water Revenue and Refunding Bonds, Series 2005	5.000%	10/15/2022	Aaa	440,000	470,360

					1,216,286

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Shares or principal amount	Value
Long-term Municipal Bonds (Cont.)
Virginia (2.15%)
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Series 1999A (Prerefunded 08-01-2009 @ 101) (c)	5.000%	08/01/2016	Aaa	$1,000,000	$1,042,980
Fairfax County Water Authority, Water Refunding Revenue Bonds, Series 1997	5.000%	04/01/2021	Aaa	1,000,000	1,115,790

					2,158,770

Wisconsin (2.64%)
State of Wisconsin, General Obligation Bonds of 2000, Series D (Prerefunded to 05-01-2011 @ 100) (c)	5.300%	05/01/2018	Aa3	2,500,000	2,652,225

Total Long-term Municipal Bonds
(cost $94,137,588)					98,073,981

Short-term Municipal Bonds (1.00%)
Utah (1.00%)
Intermountain Power Agency, Variable Rate Subordinated Power Supply Revenue Refunding Bonds 2006 Series A (d)	3.900%	07/01/2016	Aaa	1,000,000	1,000,000

Total Short-term Municipal Bonds
(cost $999,976)					1,000,000

Short-term Investments (0.47%)
JPMorgan Tax Free Money Market Fund				472,914	472,914

Total Short-term Investments
(cost $472,914)					472,914

TOTAL INVESTMENTS (99.17%)
(cost $95,610,478)					99,546,895

OTHER ASSETS, NET OF LIABILITIES (0.83%)					835,513

NET ASSETS (100.00%)					$100,382,408

(a)	Ratings are not audited and represent the lower of Moody’s or S&P ratings.

(b)	Long-term Municipal Bonds consisted of 47.03% Advanced Refund Bonds, 29.62% General Obligation Bonds, and 23.35% Municipal Revenue Bonds.

(c)	Advanced Refund Bonds are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to ensure the timely payment of principal and interest.

(d)	Variable Rate Demand Note. Rate resets weekly. Rate shown reflects the rate in effect at the end of the period.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2006

	Principal amount	Value
Short-term Investments (100.28%)
Automotive (18.88%)
American Honda Finance Corp. 5.200%, 01/09/2007	$5,800,000	$5,793,298
Toyota Motor Credit Corp. 5.230%, 02/09/2007	5,861,000	5,827,793
New Center Asset Trust 5.240%, 02/21/2007	5,900,000	5,856,202
FCAR Owner Trust Series I 5.260% to 5.270%, 02/22/2007	5,900,000	5,855,160

		23,332,453

Consumer & Marketing (3.22%)
The Procter & Gamble Co. (a) 5.220%, 02/14/2007	4,000,000	3,974,480

Financial Services (23.83%)
Caterpillar Financial Services Corp. 5.230%, 01/05/2007	3,500,000	3,497,966
Citigroup Funding 5.210%, 01/05/2007	5,854,000	5,850,611
Chevron Funding Corp. 5.210%, 01/09/2007	5,799,000	5,792,286
HSBC Finance Corp. 5.230%, 02/23/2007	5,750,000	5,705,726
Caterpillar Financial Services Corp. 5.200%, 02/05/2007	2,000,000	1,989,889
General Electric Capital Corp. 5.230%, 02/28/2007	6,067,000	6,015,879
Caterpillar Financial Services Corp. 5.220%, 03/19/2007	600,000	593,301

		29,445,658

Government Agency Securities (39.24%) (b)
Federal Home Loan Bank
5.145%, 01/10/2007	5,000,000	4,993,569
5.151%, 01/31/2007	2,500,000	2,489,269
Federal National Mortgage Association
5.130%, 01/03/2007	3,500,000	3,499,015
5.155%, 01/10/2007	552,000	551,292
5.100%, 01/12/2007	3,000,000	2,995,325
5.092%, 01/17/2007	3,000,000	2,993,211
5.153%, 02/01/2007	2,700,000	2,688,019
5.140%, 02/07/2007	5,000,000	4,973,586
5.145%, 03/14/2007	1,820,000	1,801,272
Federal Home Loan Mortgage Corp.
5.150%, 02/06/2007	4,000,000	3,979,400
5.150%, 02/16/2007	1,000,000	993,426
5.150%, 02/26/2007	4,000,000	3,967,956
5.175%, 03/06/2007	1,251,000	1,239,491
5.140%, 03/20/2007	2,500,000	2,472,158
5.155%, 03/23/2007	8,951,000	8,847,180

		48,484,168

	Shares or principal amount	Value
Short-term Investments (Cont.)
Health Care (4.61%)
Pfizer Investment PLC 5.210%, 01/08/2007	$4,000,000	$3,995,948
Abbott Laboratories (a) 5.200%, 01/09/2007	1,700,000	1,698,035

		5,693,983

Registered Investment Companies (0.99%)
JPMorgan Prime Money Market Fund	1,226,855	1,226,855

Telecom & Telecom Equipment (9.51%)
AT&T Inc. (a) 5.250%, 01/18/2007	5,700,000	5,685,869
BellSouth Corp. 5.270%, 02/09/2007	6,100,000	6,065,174

		11,751,043

Total Short-term Investments
(cost $ 123,908,640)		123,908,640
TOTAL INVESTMENTS (100.28%)
(cost $ 123,908,640)		123,908,640
LIABILITIES, NET OF OTHER ASSETS (-0.28%)		(342,616)

NET ASSETS (100.00%)		$123,566,024

(a)	Securities exempt from registration under section 4(2) of the Securities Act of 1933. These securities are purchased as part of the normal course of business, valued at amortized cost and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the value of these securities amounted to $11,358,384 or 9.19% of net assets.

(b)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See accompanying notes to financial statements.

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STATE FARM MUTUAL FUND TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2006

	Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund
Assets
Investments in securities at identified cost	$280,311,535	139,928,271	84,640,277

Investments in securities at market value	$320,307,904	139,625,033	118,552,776
Investments in securities in Master Portfolios	—	—	—
Cash	—	—	—
Foreign currencies at value (cost $26,801 and $2,514,358, respectively)	—	—	26,871
Receivable for:
Dividends and interest	646,740	124,609	120,415
Shares of the Fund sold	183,620	100,608	167,018
Securities sold	—	527,492	46,172
SFIMC	—	11,339	48,154
Variation margin	—	—	—
Unrealized gain on forward foreign currency contracts	—	—	19,350
Prepaid expenses	4,149	1,939	1,727

Total assets	321,142,413	140,391,020	118,982,483

Liabilities and Net Assets
Dividends to shareholders	—	—	967,328
Payable for:
Shares of the Fund redeemed	61,258	20,507	12,724
Securities purchased	278,660	1,301,373	124,797
Variation margin	—	—	—
Unrealized loss on forward foreign currency contracts	—	—	42,869
Due to affiliates	894,417	530,912	492,106
Accrued liabilities	51,911	56,331	63,318

Total Liabilities	1,286,246	1,909,123	1,703,142

Net assets applicable to shares outstanding of common stock	$319,856,167	138,481,897	117,279,341

Analysis of Net Assets
Paid-in-capital	$280,007,099	119,709,142	87,750,223
Accumulated net realized gain (loss)	(213,603)	19,075,990	(2,777,445)
Net unrealized appreciation (depreciation)	39,996,369	(303,235)	33,891,788
Undistributed (accumulated) net investment income (loss)	66,302	—	(1,585,225)

Net assets applicable to shares outstanding	$319,856,167	138,481,897	117,279,341

Fund shares outstanding: Class A Shares	900,883	1,012,282	996,851
Class B Shares	516,079	892,735	859,791
Legacy Class A Shares	12,533,297	6,752,818	4,516,820
Legacy Class B Shares	4,805,365	2,427,833	1,573,922
Institutional Shares	16,467,836	1,451,461	957,520
Class R-1 Shares	259,206	193,229	181,881
Class R-2 Shares	340,409	173,101	180,263
Class R-3 Shares	153,478	125,295	129,764
Net assets applicable to shares outstanding: Class A Shares	$7,896,078	10,935,448	12,399,321
Class B Shares	4,524,799	9,594,639	10,695,032
Legacy Class A Shares	113,138,844	71,824,894	56,510,772
Legacy Class B Shares	43,094,661	25,151,685	19,625,713
Institutional Shares	144,605,447	15,715,884	11,922,203
Class R-1 Shares	2,268,863	2,056,694	2,262,427
Class R-2 Shares	2,981,201	1,851,391	2,247,249
Class R-3 Shares	1,346,274	1,351,262	1,616,624
Net asset value: Class A Shares	$8.76	10.80	12.44
Class B Shares	8.77	10.75	12.44
Legacy Class A Shares	9.03	10.64	12.51
Legacy Class B Shares	8.97	10.36	12.47
Institutional Shares	8.78	10.83	12.45
Class R-1 Shares	8.75	10.64	12.44
Class R-2 Shares	8.76	10.70	12.47
Class R-3 Shares	8.77	10.78	12.46
Maximum offering price: Class A Shares	$9.22	11.37	13.09
Legacy Class A Shares	9.31	10.97	12.90

See accompanying notes to financial statements.

S&P 500 Index Fund	Small Cap Index Fund	International Index Fund	Equity and Bond Fund	Bond Fund	Tax Advantaged Bond Fund	Money Market Fund
—	260,520,223	166,735,029	186,167,722	287,323,625	95,610,478	123,908,640

—	327,303,389	234,855,193	198,449,885	283,799,477	99,546,895	123,908,640
633,089,382	—	—	—	—	—	—
—	—	—	1,895,649	—	—	—
—	—	2,544,356	—	—	—	—
—	417,354	376,357	281,406	3,015,732	1,278,233	7,995
522,732	290,575	189,515	65,611	1,874,492	6,856	777,368
—	79,590	71,506	—	—	—	—
—	29,892	115,606	185,331	—	—	—
—	—	123,254	—	—	—	—
—	—	11,712	—	—	—	—
19,526	4,886	3,239	1,363	4,368	1,715	1,673

633,631,640	328,125,686	238,290,738	200,879,245	288,694,069	100,833,699	124,695,676

—	—	2,005,510	—	26	—	—
170,588	94,163	44,440	88,395	475,245	210,960	922,741
—	311,031	73,826	1,700,000	—	—	—
—	35,864	—	—	—	—	—
—	—	24,114	—	—	—	—
1,287,131	853,013	779,747	195,259	498,425	209,326	180,159
134,681	75,712	99,011	187,040	60,356	31,005	26,752

1,592,400	1,369,783	3,026,648	2,170,694	1,034,052	451,291	1,129,652

632,039,240	326,755,903	235,264,090	198,708,551	287,660,017	100,382,408	123,566,024

510,130,764	256,685,492	168,438,646	181,087,887	292,330,611	96,342,256	123,566,024
(5,061,616)	2,962,413	(223,911)	5,254,963	(1,146,446)	103,735	—
126,826,964	66,790,515	68,305,425	12,282,163	(3,524,148)	3,936,417	—
143,128	317,483	(1,256,070)	83,538	—	—	—

632,039,240	326,755,903	235,264,090	198,708,551	287,660,017	100,382,408	123,566,024

2,050,280	1,065,434	1,238,520	1,272,127	1,190,994	575,140	19,490,854
1,116,370	705,729	808,583	1,020,096	523,042	307,334	2,522,376
34,911,370	12,964,356	9,080,870	10,676,666	11,698,623	5,890,130	75,209,616
13,289,894	4,764,043	2,916,242	5,252,831	5,204,594	2,441,243	4,076,487
6,157,788	3,044,749	2,399,065	1,086,504	8,688,507	18,076	12,861,704
505,367	213,332	224,884	216,078	215,672		4,292,222
545,658	214,927	228,951	144,678	218,123		3,822,022
159,349	92,481	122,302	116,820	112,462		1,290,743
22,074,501	15,252,088	17,142,441	12,716,027	12,292,610	6,262,529	19,490,854
12,025,076	10,087,233	11,190,345	10,195,927	5,397,041	3,346,010	2,522,376
375,592,348	183,695,542	125,417,399	107,333,560	120,876,176	64,036,234	75,209,616
142,894,485	66,657,609	40,309,203	52,868,986	53,790,437	26,540,891	4,076,487
66,434,386	43,620,268	33,227,135	10,866,156	89,665,482	196,744	12,861,704
5,435,738	3,042,619	3,111,919	2,136,951	2,226,681		4,292,222
5,863,913	3,074,975	3,169,961	1,432,956	2,250,175		3,822,022
1,718,793	1,325,569	1,695,687	1,157,988	1,161,415		1,290,743
10.77	14.32	13.84	10.00	10.32	10.89	1.00
10.77	14.29	13.84	10.00	10.32	10.89	1.00
10.76	14.17	13.81	10.05	10.33	10.87	1.00
10.75	13.99	13.82	10.06	10.34	10.87	1.00
10.79	14.33	13.85	10.00	10.32	10.88	1.00
10.76	14.26	13.84	9.89	10.32		1.00
10.75	14.31	13.85	9.90	10.32		1.00
10.79	14.33	13.86	9.91	10.33		1.00
11.34	15.07	14.57	10.53	10.64	11.23
11.09	14.61	14.24	10.36	10.65	11.21

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2006

	LifePath Income Fund	LifePath 2010 Fund	LifePath 2020 Fund	LifePath 2030 Fund	LifePath 2040 Fund
Assets
Investments in securities at identified cost	$—	—	—	—	—

Investments in securities at market value	$—	—	—	—	—
Investments in securities in Master Portfolios	152,893,114	395,811,877	666,970,048	497,234,243	360,411,571
Cash	—	—	—	—	—
Foreign currencies at value	—	—	—	—	—
Receivable for:
Dividends and interest	—	—	—	—	—
Shares of the Fund sold	268,656	387,119	632,103	1,546,127	715,975
Securities sold	—	—	—	—	—
SFIMC	197,293	—	—	—	—
Variation margin	—	—	—	—	—
Unrealized gain on forward foreign currency contracts	—	—	—	—	—
Prepaid expenses	2,187	5,578	8,958	6,500	4,295

Total assets	153,361,250	396,204,574	667,611,109	498,786,870	361,131,841

Liabilities and Net Assets
Dividends to shareholders	56,909	83,388	121,146	61,739	53,804
Payable for:
Shares of the Fund redeemed	61,383	117,901	154,396	218,723	74,542
Securities purchased	—	—	—	—	—
Variation margin	—	—	—	—	—
Unrealized loss on forward foreign currency contracts	—	—	—	—	—
Due to affiliates	347,673	903,342	1,499,800	1,118,857	810,213
Accrued liabilities	228,963	50,819	80,032	69,248	70,227

Total Liabilities	694,928	1,155,450	1,855,374	1,468,567	1,008,786

Net assets applicable to shares outstanding of common stock	$152,666,322	395,049,124	665,755,735	497,318,303	360,123,055

Analysis of Net Assets
Paid-in-capital	142,558,247	362,763,570	590,637,495	433,865,708	310,817,129
Accumulated net realized gain (loss)	2,560,533	7,063,972	16,057,297	12,026,353	9,779,760
Net unrealized appreciation (depreciation)	7,549,702	25,199,956	58,874,490	51,204,427	39,317,581
Undistributed (accumulated) net investment income (loss)	(2,160)	21,626	186,453	221,815	208,585

Net assets applicable to shares outstanding	$152,666,322	395,049,124	665,755,735	497,318,303	360,123,055

Fund shares outstanding: Class A Shares	1,141,535	2,757,211	4,390,618	3,430,676	2,187,806
Class B Shares	47,037	132,831	349,383	342,857	303,871
Legacy Class A Shares	9,664,211	21,532,679	31,084,437	19,713,784	12,667,006
Legacy Class B Shares	1,021,101	3,907,543	6,690,890	4,969,678	3,291,862
Institutional Shares	931,955	2,571,483	4,526,256	4,291,824	3,692,850
Class R-1 Shares	120,002	262,707	384,352	314,092	309,825
Class R-2 Shares	79,520	210,675	359,312	329,188	325,048
Class R-3 Shares	9,251	33,024	135,504	69,034	28,565
Net assets applicable to shares outstanding: Class A Shares	$13,230,149	34,911,121	61,367,035	51,154,580	34,600,497
Class B Shares	546,770	1,674,319	4,871,062	5,105,299	4,803,577
Legacy Class A Shares	113,497,310	270,604,447	431,336,562	292,865,299	199,882,670
Legacy Class B Shares	11,991,081	48,969,858	92,685,527	73,517,284	51,823,870
Institutional Shares	10,965,569	32,512,654	63,253,144	64,080,140	58,540,469
Class R-1 Shares	1,389,647	3,301,040	5,349,294	4,664,935	4,879,780
Class R-2 Shares	937,039	2,658,632	5,008,302	4,901,881	5,139,881
Class R-3 Shares	108,757	417,053	1,884,809	1,028,885	452,311
Net asset value: Class A Shares	11.59	12.66	13.98	14.91	15.82
Class B Shares	11.62	12.60	13.94	14.89	15.81
Legacy Class A Shares	11.74	12.57	13.88	14.86	15.78
Legacy Class B Shares	11.74	12.53	13.85	14.79	15.74
Institutional Shares	11.77	12.64	13.97	14.93	15.85
Class R-1 Shares	11.58	12.57	13.92	14.85	15.75
Class R-2 Shares	11.78	12.62	13.94	14.89	15.81
Class R-3 Shares	11.76	12.63	13.91	14.90	15.83
Maximum offering price: Class A Shares	12.20	13.33	14.72	15.69	16.65
Legacy Class A Shares	12.10	12.96	14.31	15.32	16.27

See accompanying notes to financial statements.

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STATE FARM MUTUAL FUND TRUST

STATEMENTS OF OPERATIONS

Year ended December 31, 2006

	Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund	S&P 500 Index Fund	Small Cap Index Fund	International Index Fund
Investment Income: (a)
Dividends	$7,024,601	822,808	2,692,084	11,102,495	3,515,563	5,976,225
Interest	295,211	275,685	140,071	327,709	432,801	156,178
Securities lending-net	—	—	—	95,443	—	—
Tax-exempt interest	—	—	—	—	—	—

	7,319,812	1,098,493	2,832,155	11,525,647	3,948,364	6,132,403
Less: foreign withholding taxes	(66,564)	(6,968)	(198,728)	—	(1,550)	(411,808)
Portfolio expenses of Master Portfolios (b)	—	—	—	(289,941)	—	—

Total investment income	7,253,248	1,091,525	2,633,427	11,235,706	3,946,814	5,720,595
Expenses:
Investment advisory and management fees	1,789,330	1,057,197	842,781	868,781	1,065,310	997,571
Shareholder services fees	749,524	333,686	267,082	1,455,532	765,506	503,421
Distribution fees Class A	9,426	17,246	18,075	24,917	20,453	21,085
Distribution fees Class B	27,321	61,753	64,423	68,775	63,731	65,992
Distribution fees Legacy Class A	263,679	172,396	127,790	885,649	437,679	274,023
Distribution fees Legacy Class B	279,203	197,668	156,559	893,032	453,386	269,231
Distribution fees Class R-1	9,731	9,284	9,786	22,352	13,020	12,407
Distribution fees Class R-2	7,392	4,610	5,577	14,466	7,881	7,865
Reports to shareholders	76,410	60,878	36,521	234,563	125,128	73,328
Regulatory fees	63,701	64,071	62,815	69,354	75,046	66,014
Professional fees	36,910	42,443	56,152	46,665	44,136	43,533
Errors & omissions insurance	10,512	4,368	2,488	18,127	9,574	5,491
Trustees’ fees and expenses	8,907	3,934	3,245	17,243	8,699	5,607
Custodian fees	5,168	9,690	151,657	190	62,366	214,117
ICI dues	3,131	1,574	1,207	7,415	3,636	2,193
Securities valuation fees	1,699	2,868	27,327	—	18,609	103,518
Chief Compliance Officer Expense	1,464	1,254	412	2,845	852	867
Fidelity bond expense	1,410	681	464	2,740	1,485	803
Index license fees	—	—	—	58,040	20,017	95,653
Tax administration (c)	—	—	—	—	—	—

Total expenses	3,344,918	2,045,601	1,834,361	4,690,686	3,196,514	2,762,719
Less: expense reimbursement from SFIMC	—	(59,600)	(131,590)	—	(65,174)	(311,853)

	3,344,918	1,986,001	1,702,771	4,690,686	3,131,340	2,450,866

Net expenses
Net investment income	3,908,330	(894,476)	930,656	6,545,020	815,474	3,269,729
Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	11,841,015	28,516,394	5,184,299	1,335,747	26,207,363	1,064,551
Net realized gain (loss) on pass through investments	—	—	—	—	—	—
Net realized gain (loss) on forward foreign currency contracts	—	—	18,417	—	—	498,246
Net realized gain (loss) on foreign currency transactions	377	(11)	12,972	—	—	(244,811)
Net realized gain (loss) on future contracts	—	—	—	485,294	559,944	809,852
Change in net unrealized gain (loss) on open futures contracts	—	—	—	85,043	32,290	114,044
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	28,864,373	(9,860,423)	11,581,083	72,850,978	18,974,843	37,939,397

Net realized and unrealized gain (loss) on investments	40,705,765	18,655,960	16,796,771	74,757,062	45,774,440	40,181,279

Net change in net assets resulting from operations	$44,614,095	17,761,484	17,727,427	81,302,082	46,589,914	43,451,008

(a)	Components of investment income for the S&P 500 Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds reflect each Funds’ proportionate income from its Master Portfolio.

(b)	Portfolio expenses of Master Portfolios for the S&P 500 Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds include the effect of expense reductions by Barclays at the Master Portfolio level. See Note 2 under Expense Reduction Agreements.
(c)	See Note 2 under Federal Income Taxes, Dividends and Distributions to Shareholders.

See accompanying notes to financial statements.

Equity and Bond Fund	Bond Fund	Tax Advantaged Bond Fund	Money Market Fund	LifePath Income Fund	LifePath 2010 Fund	LifePath 2020 Fund	LifePath 2030 Fund	LifePath 2040 Fund

5,000,895	—	—	—	1,678,971	4,616,667	8,881,576	7,211,803	5,462,719
5,228	13,686,109	1,490	5,607,440	3,951,803	8,303,344	8,635,336	3,674,768	1,191,051
—	—	—	—	36,123	97,226	181,561	119,403	94,763
—	—	4,793,084	—	—	—	—	—	—

5,006,123	13,686,109	4,794,574	5,607,440	5,666,897	13,017,237	17,698,473	11,005,974	6,748,533
—	—	—	—	—	(28)	40	(18)	—
—	—	—	—	(380,361)	(912,690)	(1,364,629)	(921,469)	(612,097)

5,006,123	13,686,109	4,794,574	5,607,440	5,286,536	12,104,519	16,333,884	10,084,487	6,136,436

—	279,703	102,628	112,000	481,103	1,193,730	1,910,137	1,362,993	945,353
3,024	702,858	256,571	285,718	345,089	856,165	1,370,389	978,860	680,153
19,218	12,673	7,288	9,646	9,111	27,196	41,017	34,835	24,127
66,543	22,973	14,784	9,415	2,179	5,440	14,341	14,464	13,026
267,478	317,954	170,688	117,995	274,633	626,935	960,797	628,008	412,831
355,675	353,047	188,222	26,024	76,704	297,485	542,532	419,119	287,974
9,166	9,735	—	14,164	5,485	13,102	19,193	18,251	17,413
3,996	6,201	—	6,598	2,581	6,096	10,679	9,546	9,556
63,293	97,994	13,644	32,422	15,452	53,770	107,016	91,443	94,372
63,623	63,423	37,870	71,094	63,236	69,721	72,155	74,674	73,021
24,177	30,432	30,911	25,743	39,378	43,346	47,112	43,690	41,302
6,203	9,289	3,640	3,729	3,932	9,179	14,239	9,286	5,968
5,764	8,661	3,223	3,521	4,082	9,926	15,325	10,556	7,286
20	7,269	1,006	2,623	249	230	215	204	185
—	3,644	1,278	1,243	1,793	3,868	5,681	3,927	3,005
—	27,069	21,387	—	—	—	—	—	—
955	1,454	556	546	648	1,514	2,309	1,549	993
892	1,353	508	530	657	1,621	2,401	1,446	988
—	—	—	—	—	—	—	—	—
150,000	—	—	—	200,000	—	—	—	—

1,040,027	1,955,732	854,204	723,011	1,526,312	3,219,324	5,135,538	3,702,851	2,617,553
(314,928)	—	(11,395)	(29,615)	(200,000)	—	—	—	—

725,099	1,955,732	842,809	693,396	1,326,312	3,219,324	5,135,538	3,702,851	2,617,553

4,281,024	11,730,377	3,951,765	4,914,044	3,960,224	8,885,195	11,198,346	6,381,636	3,518,883

47,940	(555,535)	333,331	—	2,898,825	9,048,170	18,291,390	14,773,737	11,006,357
5,207,023	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	(1)	—
—	—	—	—	—	—	1	16	2
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	(3)
10,446,865	(929,007)	(1,106,747)	—	4,277,924	14,709,655	36,338,890	33,512,680	27,647,134

15,701,828	(1,484,542)	(773,416)	—	7,176,749	23,757,825	54,630,281	48,286,432	38,653,490

19,982,852	10,245,835	3,178,349	4,914,044	11,136,973	32,643,020	65,828,627	54,668,068	42,172,373

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Fund
Years ended December 31,	2006	2005
From operations:
Net investment income (loss)	$3,908,330	3,014,282
Net realized gain (loss)	11,841,392	32,327,900
Change in net unrealized appreciation or depreciation	28,864,373	(17,133,965)

Net change in net assets resulting from operations	44,614,095	18,208,217
Distributions to shareholders from and in excess of:
Net investment income:
Class A Shares	(113,204)	—
Class B Shares	(43,511)	—
Legacy Class A Shares	(1,281,887)	(957,005)
Legacy Class B Shares	(311,345)	(289,456)
Institutional Shares	(2,109,999)	(1,694,531)
Class R-1 Shares	(21,819)	(14,273)
Class R-2 Shares	(34,834)	(20,709)
Class R-3 Shares	(19,175)	(15,125)

	(3,935,774)	(2,991,099)
Net realized gain:
Class A Shares	(329,780)	—
Class B Shares	(195,434)	—
Legacy Class A Shares	(4,531,086)	(9,016,718)
Legacy Class B Shares	(1,746,786)	(4,292,686)
Institutional Shares	(6,146,900)	(11,916,336)
Class R-1 Shares	(94,462)	(164,529)
Class R-2 Shares	(125,453)	(197,565)
Class R-3 Shares	(58,286)	(117,327)

	(13,228,187)	(25,705,161)
Total distributions to shareholders	(17,163,961)	(28,696,260)
From Fund share transactions:
Proceeds from shares sold	39,457,809	35,306,109
Reinvestment of distributions	11,412,628	27,408,615

	50,870,437	62,714,724
Less payments for shares redeemed	(36,550,329)	(30,485,100)

Net increase in net assets from Fund share transactions	14,320,108	32,229,624

Total increase in net assets	41,770,242	21,741,581

Net assets:
Beginning of period	278,085,925	256,344,344

End of period*	$319,856,167	278,085,925

* Including undistributed (accumulated) net investment income (loss)	$66,302	46,216

See accompanying notes to financial statements.

Small/Mid Cap Equity Fund		International Equity Fund		S&P 500 Index Fund		Small Cap Index Fund
2006	2005	2006	2005	2006	2005	2006	2005
(894,476)	(602,523)	930,656	516,811	6,545,020	5,112,289	815,474	798,971
28,516,383	11,881,675	5,215,688	1,735,803	1,821,041	3,278,856	26,767,307	6,244,031
(9,860,423)	(9,307,605)	11,581,083	10,530,090	72,936,021	13,037,100	19,007,133	3,197,667

17,761,484	1,971,547	17,727,427	12,782,704	81,302,082	21,428,245	46,589,914	10,240,669

—	—	(224,111)	—	(286,457)	—	(62,798)	—
—	—	(144,397)	—	(98,736)	—	—	—
—	—	(915,835)	(590,457)	(4,006,584)	(3,407,799)	(339,087)	(146,242)
—	—	(194,458)	(335,981)	(977,232)	(875,612)	—	(124)
—	—	(221,588)	(148,998)	(872,601)	(687,246)	(189,562)	(120,534)
—	—	(31,471)	(18,068)	(48,919)	(25,032)	—	—
—	—	(35,477)	(18,167)	(60,504)	(38,355)	(4,296)	(584)
—	—	(29,346)	(19,950)	(21,756)	(14,711)	(5,049)	(2,948)

—	—	(1,796,683)	(1,131,621)	(6,372,789)	(5,048,755)	(600,792)	(270,432)

(929,648)	—	—	—	—	—	(1,196,758)	—
(830,539)	—	—	—	—	—	(817,201)	—
(5,920,261)	(3,108,670)	—	—	—	—	(14,105,699)	(7,654,066)
(2,126,592)	(2,037,190)	—	—	—	—	(5,232,471)	(3,748,744)
(1,263,302)	(633,593)	—	—	—	—	(3,291,147)	(1,493,839)
(173,516)	(76,284)	—	—	—	—	(235,364)	(97,567)
(156,440)	(66,380)	—	—	—	—	(238,147)	(77,680)
(115,732)	(60,935)	—	—	—	—	(106,842)	(57,499)

(11,516,030)	(5,983,052)	—	—	—	—	(25,223,629)	(13,129,395)
(11,516,030)	(5,983,052)	(1,796,683)	(1,131,621)	(6,372,789)	(5,048,755)	(25,824,421)	(13,399,827)

35,289,699	15,511,661	35,954,678	11,375,384	116,354,921	116,046,041	75,336,971	51,461,029
6,889,429	3,465,463	828,903	490,440	5,885,378	8,929,368	19,745,450	14,980,662

42,179,128	18,977,124	36,783,581	11,865,824	122,240,299	124,975,409	95,082,421	66,441,691
(33,850,614)	(12,081,441)	(28,103,128)	(3,843,316)	(105,009,256)	(61,089,163)	(57,519,598)	(25,840,664)

8,328,514	6,895,683	8,680,453	8,022,508	17,231,043	63,886,246	37,562,823	40,601,027

14,573,968	2,884,178	24,611,197	19,673,591	92,160,336	80,265,736	58,328,316	37,441,869

123,907,929	121,023,751	92,668,144	72,994,553	539,878,904	459,613,168	268,427,587	230,985,718

138,481,897	123,907,929	117,279,341	92,668,144	632,039,240	539,878,904	326,755,903	268,427,587

—	—	(1,585,225)	(838,812)	143,128	109,387	317,483	276,339

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST FUND

STATEMENTS OF CHANGES IN NET ASSETS

	International Index Fund
Years ended December 31,	2006	2005
From operations:
Net investment income	$3,269,729	1,983,515
Net realized gain	2,127,838	1,642,238
Change in net unrealized appreciation or depreciation	38,053,441	14,335,020

Net change in net assets resulting from operations	43,451,008	17,960,773
Distributions to shareholders from and in excess of:
Net investment income:
Class A Shares	(370,036)	—
Class B Shares	(188,938)	—
Legacy Class A Shares	(2,439,921)	(1,454,078)
Legacy Class B Shares	(593,994)	(588,539)
Institutional Shares	(723,352)	(353,363)
Class R-1 Shares	(54,083)	(24,942)
Class R-2 Shares	(59,719)	(26,945)
Class R-3 Shares	(36,283)	(22,696)

	(4,466,326)	(2,470,563)
Net realized gain:
Class A Shares	(164,868)	—
Class B Shares	(109,003)	—
Legacy Class A Shares	(1,195,415)	—
Legacy Class B Shares	(387,603)	—
Institutional Shares	(315,000)	—
Class R-1 Shares	(29,835)	—
Class R-2 Shares	(30,423)	—
Class R-3 Shares	(16,459)	—

	(2,248,606)	—
Total distributions to shareholders	(6,714,932)	(2,470,563)
From Fund share transactions:
Proceeds from shares sold	70,337,583	42,603,951
Reinvestment of distributions	4,708,837	2,301,957

	75,046,420	44,905,908
Less payments for shares redeemed	(39,007,744)	(11,798,752)

Net increase in net assets from Fund share transactions	36,038,676	33,107,156

Total increase in net assets	72,774,752	48,597,366

Net assets:
Beginning of period	162,489,338	113,891,972

End of period*	$235,264,090	162,489,338

*Including undistributed (accumulated) net investment income (loss)	$(1,256,070)	(339,408)

See accompanying notes to financial statements.

Equity and Bond Fund		Bond Fund		Tax Advantaged Bond Fund		Money Market Fund
2006	2005	2006	2005	2006	2005	2006	2005

4,281,024	3,571,832	11,730,377	10,459,571	3,951,765	3,955,470	4,914,044	2,595,959
5,254,963	10,341,851	(555,535)	(92,631)	333,331	—	—	—
10,446,865	(6,043,422)	(929,007)	(6,719,779)	(1,106,747)	(1,687,937)	—	—

19,982,852	7,870,261	10,245,835	3,647,161	3,178,349	2,267,533	4,914,044	2,595,959

(293,942)	—	(215,476)	—	(115,206)	—	(296,799)	—
(199,674)	—	(135,742)	—	(80,710)	—	(72,205)	—
(2,404,717)	(2,257,233)	(5,340,521)	(5,068,378)	(2,711,585)	(2,755,602)	(3,449,202)	(2,017,807)
(969,501)	(1,019,568)	(2,065,048)	(1,938,667)	(1,035,553)	(1,190,926)	(186,023)	(136,917)
(261,907)	(215,169)	(3,763,743)	(3,301,264)	(8,711)	(8,942)	(561,516)	(308,014)
(42,600)	(28,179)	(75,784)	(57,460)	—	—	(145,384)	(57,236)
(31,827)	(23,134)	(84,570)	(51,029)	—	—	(143,216)	(45,154)
(29,705)	(25,249)	(49,493)	(42,773)	—	—	(59,699)	(30,831)

(4,233,873)	(3,568,532)	(11,730,377)	(10,459,571)	(3,951,765)	(3,955,470)	(4,914,044)	(2,595,959)

(689,381)	—	—	—	(6,941)	—	—	—
(558,716)	—	—	—	(4,170)	—	—	—
(5,522,505)	—	—	—	(79,850)	—	—	—
(2,749,434)	—	—	—	(33,116)	—	—	—
(552,189)	—	—	—	(244)	—	—	—
(114,425)	—	—	—	—	—	—	—
(77,954)	—	—	—	—	—	—	—
(63,799)	—	—	—	—	—	—	—

(10,328,403)	—	—	—	(124,321)	—	—	—
(14,562,276)	(3,568,532)	(11,730,377)	(10,459,571)	(4,076,086)	(3,955,470)	(4,914,044)	(2,595,959)

43,479,374	26,394,629	51,741,318	57,102,427	14,175,784	18,070,937	164,487,508	124,585,855
10,501,849	2,578,758	6,991,602	6,134,434	1,392,754	1,317,397	4,380,651	2,299,920

53,981,223	28,973,387	58,732,920	63,236,861	15,568,538	19,388,334	168,868,159	126,885,775
(42,757,573)	(17,095,137)	(49,286,942)	(28,484,398)	(21,751,411)	(11,365,304)	(149,728,691)	(113,848,519)

11,223,650	11,878,250	9,445,978	34,752,463	(6,182,873)	8,023,030	19,139,468	13,037,256

16,644,226	16,179,979	7,961,436	27,940,053	(7,080,610)	6,335,093	19,139,468	13,037,256

182,064,325	165,884,346	279,698,581	251,758,528	107,463,018	101,127,925	104,426,556	91,389,300

198,708,551	182,064,325	287,660,017	279,698,581	100,382,408	107,463,018	123,566,024	104,426,556

83,538	36,387	—	—	—	—	—	—

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	LifePath Income Fund
Years ended December 31,	2006	2005
From operations:
Net investment income	$3,960,224	2,344,524
Net realized gain (loss)	2,898,825	924,237
Change in net unrealized appreciation or depreciation	4,277,924	925,845

Net change in net assets resulting from operations	11,136,973	4,194,606
Distributions to shareholders from and in excess of:
Net investment income:
Class A Shares	(271,211)	—
Class B Shares	(11,811)	—
Legacy Class A Shares	(3,040,700)	(2,192,188)
Legacy Class B Shares	(281,763)	(199,355)
Institutional Shares	(312,145)	(210,355)
Class R-1 Shares	(33,151)	(18,721)
Class R-2 Shares	(21,006)	(14,338)
Class R-3 Shares	(3,121)	(2,396)

	(3,974,908)	(2,637,353)
Net realized gain:
Class A Shares	(103,437)	—
Class B Shares	(4,535)	—
Legacy Class A Shares	(982,976)	(237,167)
Legacy Class B Shares	(104,164)	(26,621)
Institutional Shares	(94,321)	(20,206)
Class R-1 Shares	(12,047)	(1,973)
Class R-2 Shares	(7,737)	(1,671)
Class R-3 Shares	(958)	(253)

	(1,310,175)	(287,891)
Total distributions to shareholders	(5,285,083)	(2,925,244)
From Fund share transactions:
Proceeds from shares sold	46,051,044	52,793,502
Reinvestment of distributions	5,180,362	4,699,236

	51,231,406	57,492,738
Less payments for shares redeemed	(26,962,494)	(17,985,482)

Net increase (decrease) in net assets from Fund share transactions	24,268,912	39,507,256

Total increase in net assets	30,120,802	40,776,618

Net assets:
Beginning of period	122,545,520	81,768,902

End of period*	$152,666,322	122,545,520

* Including undistributed (accumulated) net investment income (loss)	$(2,160)	(184,526)

See accompanying notes to financial statements.

LifePath 2010 Fund		LifePath 2020 Fund		LifePath 2030 Fund		LifePath 2040 Fund
2006	2005	2006	2005	2006	2005	2006	2005

8,885,195	4,621,531	11,198,346	5,327,035	6,381,636	2,718,482	3,518,883	1,326,171
9,048,170	2,736,454	18,291,391	6,391,884	14,773,752	4,887,456	11,006,359	3,794,473
14,709,655	4,532,824	36,338,890	11,109,623	33,512,680	9,679,343	27,647,131	6,833,985

32,643,020	11,890,809	65,828,627	22,828,542	54,668,068	17,285,281	42,172,373	11,954,629

(874,835)	—	(1,195,168)	—	(759,850)	—	(404,804)	—
(37,888)	—	(82,944)	—	(65,937)	—	(46,817)	—
(6,062,347)	(4,023,165)	(7,120,917)	(4,305,474)	(3,588,521)	(2,051,699)	(1,818,708)	(876,302)
(915,589)	(613,945)	(1,200,108)	(735,475)	(640,260)	(393,239)	(289,385)	(152,371)
(801,612)	(482,765)	(1,189,788)	(627,256)	(929,479)	(462,216)	(662,229)	(248,947)
(69,880)	(32,429)	(76,570)	(43,082)	(49,264)	(25,142)	(36,434)	(14,828)
(58,960)	(18,884)	(82,643)	(21,493)	(61,132)	(13,054)	(48,238)	(10,607)
(10,161)	(6,119)	(40,081)	(14,833)	(15,047)	(4,720)	(4,957)	(1,475)

(8,831,272)	(5,177,307)	(10,988,219)	(5,747,613)	(6,109,490)	(2,950,070)	(3,311,572)	(1,304,530)

(366,397)	—	(798,806)	—	(751,105)	—	(479,577)	—
(17,632)	—	(63,324)	—	(76,370)	—	(67,049)	—
(2,877,331)	(1,111,713)	(5,663,114)	(2,373,398)	(4,395,048)	(1,949,377)	(2,798,862)	(1,268,641)
(524,252)	(212,702)	(1,223,689)	(541,040)	(1,112,095)	(538,786)	(730,064)	(373,866)
(342,197)	(117,905)	(822,246)	(292,247)	(954,332)	(358,814)	(813,021)	(277,714)
(36,060)	(8,812)	(70,200)	(22,815)	(72,023)	(24,901)	(68,743)	(22,330)
(28,197)	(5,439)	(65,490)	(11,549)	(73,400)	(12,747)	(71,810)	(17,690)
(4,444)	(1,506)	(24,682)	(7,085)	(15,425)	(3,943)	(6,345)	(1,860)

(4,196,510)	(1,458,077)	(8,731,551)	(3,248,134)	(7,449,798)	(2,888,568)	(5,035,471)	(1,962,101)
(13,027,782)	(6,635,384)	(19,719,770)	(8,995,747)	(13,559,288)	(5,838,638)	(8,347,043)	(3,266,631)

126,070,947	124,167,648	235,741,142	190,932,844	196,542,359	139,718,791	167,205,293	96,577,583
12,945,045	11,879,281	19,598,927	15,249,549	13,497,913	9,343,184	8,292,364	5,153,429

139,015,992	136,046,929	255,340,069	206,182,393	210,040,272	149,061,975	175,497,657	101,731,012
(47,575,136)	(31,189,730)	(64,435,859)	(35,020,141)	(39,231,513)	(19,816,488)	(29,608,216)	(14,404,007)

91,440,856	104,857,199	190,904,210	171,162,252	170,808,759	129,245,487	145,889,441	87,327,005

111,056,094	110,112,624	237,013,067	184,995,047	211,917,539	140,692,130	179,714,771	96,015,003

283,993,030	173,880,406	428,742,668	243,747,621	285,400,764	144,708,634	180,408,284	84,393,281

395,049,124	283,993,030	665,755,735	428,742,668	497,318,303	285,400,764	360,123,055	180,408,284

21,626	(352,511)	186,453	(280,114)	221,815	(98,449)	208,585	(10,012)

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS

1.	Investment Objective

State Farm Mutual Fund Trust (the “Trust”) has 15 separate investment portfolios (the “Funds”). Each Fund is a separate investment portfolio with its own investment objective, investment policies, restrictions, and attendant risks.

The State Farm Equity Fund (the “Equity Fund”) seeks long-term growth of capital. The Equity Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its assets plus any borrowings in common stocks and other equity securities of U.S. companies with market capitalizations of at least $1.5 billion.

The State Farm Small/Mid Cap Equity Fund (the “Small/Mid Cap Equity Fund”) (formerly the State Farm Small Cap Equity Fund) seeks long-term growth of capital. The Fund primarily invests in a diversified portfolio of small and mid-capitalization stocks issued by U.S. companies.

The State Farm International Equity Fund (the “International Equity Fund”) seeks long-term growth of capital. The International Equity Fund invests its assets primarily in common stocks of companies located in Europe, Canada, Australia and the Far East. The International Equity Fund may also invest in companies located in other countries and in emerging markets.

The State Farm S&P 500 Index Fund (the “S&P 500 Index Fund”) seeks to provide investment results that correspond to the total return of publicly traded common stocks as represented by the Standard & Poor’s 500 Stock Index (the “S&P 500® Index”). The S&P 500 Index Fund invests all of its assets in a separate series of an unaffiliated mutual fund called Master Investment Portfolio. That series, called the S&P 500 Index Master Portfolio, holds each of the stocks that make up the S&P 500 Index. The S&P 500 Index Master Portfolio and the S&P 500 Index Fund have substantially similar investment objectives.

The State Farm Small Cap Index Fund (the “Small Cap Index Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index (the “Russell 2000”). The Small Cap Index Fund pursues its investment objective by investing in a representative sample of the securities contained in the Russell 2000. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies.

The State Farm International Index Fund (the “International Index Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (the “EAFE® Free”). The International Index Fund selects a representative sample of the securities contained in the EAFE Free. The EAFE Free is a capitalization-weighted index that currently includes stocks of companies in 16 European countries, Australia, New Zealand, Hong Kong, Japan and Singapore.

The State Farm Equity and Bond Fund (the “Equity and Bond Fund”) seeks long-term growth of principal while providing some current income. The Equity and Bond Fund invests substantially all of its assets in Institutional shares of the State Farm Equity Fund and State Farm Bond Fund of the Trust.

The State Farm Bond Fund (the “Bond Fund”) seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds. The Bond Fund invests primarily in investment grade bonds issued by U.S. companies, U.S. Government and agency obligations, and mortgage-backed securities.

The State Farm Tax Advantaged Bond Fund (the “Tax Advantaged Bond Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Tax Advantaged Bond Fund normally invests so that either (1) at least 80% of the Tax Advantaged Bond Fund’s net investment income is exempt from regular federal income tax or (2) at least 80% or more of the Tax Advantaged Bond Fund’s net assets are invested in securities that produce income exempt from regular federal income tax.

The State Farm Money Market Fund (the “Money Market Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Money Market Fund invests exclusively in short-term, U.S. dollar-denominated money market securities, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as The World Bank.

The State Farm LifePath® Income Fund (the “LifePath Income Fund”) is managed for investors seeking income and moderate long-term growth of capital. The LifePath Income Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath Retirement Master Portfolio. The LifePath Retirement Master Portfolio and the LifePath Income Fund have substantially similar investment objectives.

The State Farm LifePath 2010® Fund (the “LifePath 2010 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010. The LifePath 2010 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2010 Master Portfolio. The LifePath 2010 Master Portfolio and the LifePath 2010 Fund have substantially similar investment objectives.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The State Farm LifePath 2020® Fund (the “LifePath 2020 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020. The LifePath 2020 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2020 Master Portfolio. The LifePath 2020 Master Portfolio and the LifePath 2020 Fund have substantially similar investment objectives.

The State Farm LifePath 2030® Fund (the “LifePath 2030 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030. The LifePath 2030 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2030 Master Portfolio. The LifePath 2030 Master Portfolio and the LifePath 2030 Fund have substantially similar investment objectives.

The State Farm LifePath 2040® Fund (the “LifePath 2040 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040. The LifePath 2040 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2040 Master Portfolio. The LifePath 2040 Master Portfolio and the LifePath 2040 Fund have substantially similar investment objectives.

Each LifePath Master Portfolio invests in a combination of stock, bond and short-term money market funds (the “Underlying Funds”) in proportions suggested by its own comprehensive asset allocation investment strategy that gradually becomes more conservative as the year in the LifePath Fund’s name approaches, except for the LifePath Retirement Master Portfolio that already is in its most conservative phase.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Securities valuation

For a description of securities valuation for investments of the Master Portfolios, see the Notes to The Financial Statements for Master Investment Portfolio (“MIP”) found later in this report. The following securities valuation description applies to the Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Small Cap Index Fund, International Index Fund, Equity and Bond Fund, Bond Fund, Tax Advantaged Bond Fund and Money Market Fund (collectively, “Non-feeder Funds”).

Investments are stated at market value. Stocks and exchange-traded funds (“ETFs”) traded on securities exchanges, or in an over-the-counter market in which transaction prices are reported, are valued at the last sales price on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on NASDAQ are valued at the NASDAQ Official Closing Price. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the closing values of such securities on the respective exchanges where the security is primarily traded. Long-term debt securities and U.S. Treasury bills are generally valued using quotations provided by an independent pricing service. All of the securities and assets of the Money Market Fund and short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) held by any of the other Non-feeder Funds are generally valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective fund. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Short sales are valued at market value.

Securities not valued as described above, and securities for which market prices are not readily available or are considered unreliable, are fair valued pursuant to procedures established by the Trust’s Board of Trustees. Fair value, as a general principle, means the value a Fund might reasonably expect to receive upon sale of that security. These fair value procedures require SFIMC, the Trust’s investment adviser, to obtain bid price quotations from brokers or dealers in the securities or quotations from an independent pricing service for non-U.S. equity securities in certain circumstances. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s fair value in its reasonable judgment.

In making a fair value judgement, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining fair value for a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, exchange traded funds, index futures or other financial instruments in the U.S. or other markets.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Repurchase Agreements

The Funds, including the S&P 500 Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds (“Feeder Funds”) through their investment in the Master Portfolios, may enter into repurchase agreements with banks, brokers, dealers or other financial institutions, in accordance with a Fund’s investment restrictions. Repurchase agreements involve the purchase of securities with a simultaneous commitment to resell the securities to the seller at an agreed-upon price and date. A Fund will invest only in repurchase agreements collateralized in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the ability to sell the collateral and the Fund could suffer a loss. For those Funds that are non-Feeder Funds, a Fund’s Schedule of Investments reflects repurchase agreements, if any, entered into as of December 31, 2006. For the Feeder Funds, see the Notes to Financial Statements for the Master Portfolios included elsewhere in this report for more information on repurchase agreements entered into by the Master Portfolios.

Securities transactions and investment income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on money market instruments and long-term debt instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

Securities purchased on a “when-issued” basis

The Tax Advantaged Bond Fund may purchase municipal bonds on a “when-issued” basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. The Tax Advantaged Bond Fund identifies and holds specific liquid assets with a market value at least equal to the amount of the when-issued purchase commitments. It is possible that the securities will never be issued and the commitment cancelled. At December 31, 2006, there were no commitments for such securities in the Tax Advantaged Bond Fund’s portfolio.

Multi-class fund structure

The Funds offer multiple classes of shares. As of May 1, 2006, the previously existing “Class A” and “Class B” shares were renamed “Legacy Class A” and “Legacy Class B” shares, and on that same day new Class A and new Class B shares were offered to the public. Any shareholder who owned former Class A or former Class B shares as of April 30, 2006, became the owner of the same number of Legacy Class A or Legacy Class B shares as of May 1, 2006.

Class A and Legacy Class A shares are offered to investors subject to an initial sales charge. Class B and Legacy Class B shares are offered without an initial sales charge, but are subject to higher ongoing expenses than Class A and Legacy Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B and Legacy Class B shares automatically convert to the corresponding Class A and Legacy Class A shares eight years after issuance. Institutional shares are offered to institutional investors, including certain insurance companies, defined contribution plans, defined benefit plans, and may be used as a funding vehicle for certain IRAs. Institutional shares are not subject to an initial sales charge or a contingent deferred sales charge. Class R-1, R-2 and R-3 shares are available for purchase or exchange for all Funds (except the Tax Advantaged Bond Fund) only by individuals or entities who enter into a Retirement Plan Record Keeping Service Agreement with Bisys Retirement Services, Inc. (“Bisys”), and who intend that the plan for which Bisys is providing administrative services will purchase Fund shares.

Investment income and certain Fund level expenses and expense reductions, if any, are borne pro rata on the basis of fair value of settled shares outstanding for the Bond, Tax Advantaged Bond and Money Market Funds and, indirectly, the Equity and Bond Fund, and relative net assets for all other Funds. Realized and unrealized gains and losses are borne pro rata on the basis of relative net assets for all Funds. However, each class bears certain expenses unique to that class such as distribution services and certain other class specific expenses. Differences in class expenses may result in the payment of different per share dividends by class. All shares of the Funds have equal rights with respect to voting subject to class specific arrangements.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are generally allocated between the Funds in proportion to each Fund’s relative net assets.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Fund share valuation

The offering price of the shares of each Fund, other than Money Market Fund, is its Net Asset Value (“NAV”), plus an initial sales charge on the Class A and Legacy Class A shares. The offering price of the Money Market Fund and all Funds' Class B, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares is the NAV. A separate NAV is calculated for each class of each Fund.

The NAV for each class of each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange (“NYSE”) (currently at 3:00 p.m., Central Time), on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed.

Investments in Master Portfolios

Through September 9, 2005, all assets of the Small Cap Index Fund and International Index Fund were invested in separate portfolios (each a “Master Portfolio”) of the Master Investment Portfolio (“MIP”). Pursuant to shareholder approval at the June 17, 2005 Special Shareholder Meeting, the Small Cap Index Fund and International Index Fund elected to withdraw all assets from their respective Master Portfolio and invest directly in individual securities. At the close of business on September 9, 2005, the Small Cap Index Fund and International Index Fund received non-taxable distributions of cash and securities from their Master Portfolios with a market value of $268,224,740 and $148,792,190, respectively.

As a result of the withdrawal from the Master Portfolios, realized gains decreased and unrealized gains increased in the Small Cap Index Fund by $6,982,255 and realized gains increased and unrealized gains decreased in the International Index Fund by $172,859 reflecting adjustments made to the cost basis of distributed securities.

The Feeder Funds, through their investments in the Master Portfolios, are diversified, open-end management investment companies. The Feeder Funds invest all of their assets in the Master Portfolios. The percentage ownership in the Master Portfolios held by the Feeder Funds is detailed below:

Feeder Fund	Invests in Master Portfolio	% ownership interest held by the Feeder Funds at 12/31/2006
S&P 500 Index Fund	S&P 500 Index Master Portfolio	23.21%
LifePath Income Fund	LifePath Retirement Master Portfolio	58.74%
LifePath 2010 Fund	LifePath 2010 Master Portfolio	50.30%
LifePath 2020 Fund	LifePath 2020 Master Portfolio	47.94%
LifePath 2030 Fund	LifePath 2030 Master Portfolio	50.29%
LifePath 2040 Fund	LifePath 2040 Master Portfolio	50.89%

The Master Portfolios are diversified, open-end management investment companies, which have similar investment objectives as the respective Feeder Funds. The Master Portfolios operate as partnerships for federal income tax purposes. The financial statements of each Master Portfolio, including the Schedules of Investments, are included elsewhere in this report.

Each Feeder Fund records its investment in its Master Portfolio at fair value based upon each Feeder Fund's proportionate interest in the net assets of the respective Master Portfolio. Valuation policies relating to securities held by each Master Portfolio are disclosed in the notes of the respective Master Portfolio’s financial statements included elsewhere in this report.

Each Feeder Fund records daily its proportionate share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses. In addition, the Feeder Funds accrue their own expenses.

Federal income taxes, dividends and distributions to shareholders

It is the Funds’ policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments reportable for federal income tax purposes. The Funds intend to comply with this policy and, accordingly, no provision for federal income taxes has been made.

The tax administration expenses disclosed in the Statements of Operations for the Equity and Bond Fund and the LifePath Income Fund are accruals for estimated fees for a potential closing agreement with the Internal Revenue Service with respect to a federal tax issue. SFIMC has agreed to reimburse the Equity and Bond Fund up to $150,000 and the LifePath Income Fund up to $200,000 for these fees.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2006, aggregate securities holdings’ unrealized gains and losses based on cost for federal income tax purposes for certain Funds were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Equity Fund	$280,245,233	$42,472,606	$(2,409,935)	$40,062,671
Small/Mid Cap Equity Fund	140,006,139	3,239,200	(3,620,306)	(381,106)
International Equity Fund	86,334,198	32,994,260	(775,682)	32,218,578
Small Cap Index Fund	260,231,391	81,725,659	(14,653,661)	67,071,998
International Index Fund	169,150,174	67,746,312	(2,041,293)	65,705,019
Equity and Bond Fund	186,167,722	12,949,732	(667,569)	12,282,163
Bond Fund	287,323,625	2,000,120	(5,524,268)	(3,524,148)
Tax Advantaged Bond Fund	95,610,478	3,952,771	(16,354)	3,936,417
Money Market Fund	123,908,640	—	—	—

The differences between the cost of investments for federal income tax purposes and the cost of investments reflected on the Schedules of Investments are primarily related to the timing of recognition of gains and losses and investment income.

The Master Portfolios are organized as partnerships for federal income tax purposes. Information relating to the cost of investments, gross and net unrealized appreciation (depreciation) and other tax matters for the Master Portfolios may be found in the MIP Notes To The Financial Statements which are included in this annual report. The tax cost information for the LifePath Master Portfolios in the MIP Notes To The Financial Statements does not include the tax cost information of the underlying investments in the Active Stock and CoreAlpha Bond Master Portfolios, each of which is an Underlying Fund. See the MIP Notes To The Financial Statements for the tax cost information of the underlying investments in the Active Stock and CoreAlpha Bond Master Portfolios.

The Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Equity and Bond Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund and LifePath 2040 Fund declare and pay dividend and capital gain distributions, if any, at least annually.

The Bond Fund, Tax Advantaged Bond Fund and Money Market Fund declare dividends daily and distribute dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are paid at least annually.

The LifePath Income Fund declares and distributes dividends quarterly and capital gain distributions, if any, at least annually.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2006, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Year of Expiration
	2010	2011	2013	2014	Total
International Equity Fund	$—	$2,195,583	$—	$—	$2,195,583
S&P 500 Index Fund	1,318,709	903,770	—	—	2,222,479
Bond Fund	—	498,280	92,631	555,535	1,146,446

The International Equity Fund, S&P 500 Index Fund and Tax Advantaged Bond Fund utilized $5,567,261, $1,729,211 and $105,275, respectively, of capital loss carryforwards to offset realized capital gains in 2006.

As of December 31, 2006, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Gain	Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Equity Fund	$9,825	$75,389	$40,062,671	$(298,817)	$39,849,068
Small/Mid Cap Equity Fund	6,689,109	12,464,749	(381,103)	—	18,772,755
International Equity Fund	11,037	—	32,221,386	(2,703,305)	29,529,118
S&P 500 Index Fund	96,983	—	124,033,496	(2,222,003)	121,908,476
Small Cap Index Fund	485,080	2,513,333	67,071,998	—	70,070,411
International Index Fund	954,186	—	65,871,258	—	66,825,444
Equity and Bond Fund	3,337,263	2,001,238	12,282,163	—	17,620,664
Bond Fund	48,939	—	(3,524,148)	(1,146,446)	(4,621,655)
Money Market Fund	7,441	—	—	—	7,441
LifePath Income Fund	109,637	1,334,857	8,663,581	—	10,108,075
LifePath 2010 Fund	619,287	4,007,439	27,658,828	—	32,285,554
LifePath 2020 Fund	979,700	8,061,447	66,077,093	—	75,118,240
LifePath 2030 Fund	746,016	6,214,515	56,492,064	—	63,452,595
LifePath 2040 Fund	544,146	4,903,299	43,858,481	—	49,305,926

For the remaining Fund, the undistributed net investment income determined in accordance with federal tax regulations at December 31, 2006 was the same as the undistributed net investment income reflected in the Statements of Assets and Liabilities as of December 31, 2006.

The difference between these amounts and the undistributed net investment income reported on the Statements of Assets and Liabilities as of December 31, 2006 relates to one or more of the following: forward foreign currency contracts, mark-to-market of Passive Foreign Investment Companies (“PFICs”), post-October loss deferrals, return of capital transactions, amortization for GAAP but not for federal income tax purposes and non deductible start-up expenses.

From November 1, 2006 through December 31, 2006, the Equity Fund incurred $298,817 in net realized losses. As permitted by tax regulations, the Fund elected to defer the losses and treat them as arising on January 1, 2007.

From November 1, 2006 through December 31, 2006, the International Equity Fund incurred $27,163 in foreign exchange losses and $480,622 in net realized losses. As permitted by tax regulations, the Fund elected to defer the losses and treat them as arising on January 1, 2007.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations which may differ from GAAP. These differences are primarily due to differing treatment for futures contracts, the recognition of net realized losses, the timing of fund distributions, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

As of December 31, 2006, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss)	Undistributed (Accumulated) Net Investment Income (Loss)
Equity Fund	$—	$(47,530)	$47,530
Small/Mid Cap Equity Fund	—	(894,476)	894,476
International Equity Fund	—	(119,614)	119,614
S&P 500 Index Fund	(59,338)	197,828	(138,490)
Small Cap Index Fund	4,139	169,397	(173,538)
International Index Fund	—	(279,935)	279,935
LifePath Income Fund	—	(197,050)	197,050
LifePath 2010 Fund	—	(320,214)	320,214
LifePath 2020 Fund	—	(256,440)	256,440
LifePath 2030 Fund	—	(48,118)	48,118
LifePath 2040 Fund	—	(11,286)	11,286

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions for all classes was as follows for the years ended December 31, 2006 and 2005 respectively:

2006	Ordinary Income
	Class A	Class B	Legacy Class A	Legacy Class B	Institutional	Class R-1	Class R-2	Class R-3	Total
Equity Fund	$319,274	165,633	4,113,237	1,402,863	5,951,026	80,846	113,226	55,597	12,201,702
Small/Mid Cap Equity Fund	208,473	186,247	1,327,612	476,886	283,294	38,911	35,081	25,953	2,582,457
Small Cap Index Fund	177,950	78,631	1,696,336	503,468	506,236	22,647	27,211	15,329	3,027,808
International Index Fund	434,059	231,221	2,904,420	744,514	845,827	65,672	71,535	42,669	5,339,917
LifePath 2010 Fund	875,948	37,942	6,070,931	917,182	802,652	69,990	59,046	10,174	8,843,865
LifePath 2020 Fund	1,240,550	86,542	7,442,279	1,269,629	1,236,502	80,558	86,364	41,483	11,483,907
LifePath 2030 Fund	822,079	72,264	3,952,480	732,397	1,008,546	55,231	67,213	16,325	6,726,535
LifePath 2040 Fund	452,660	53,508	2,097,831	362,236	743,359	43,294	55,404	5,590	3,813,882

2006	Long Term Capital Gain
	Class A	Class B	Legacy Class A	Legacy Class B	Institutional	Class R-1	Class R-2	Class R-3	Total
Equity Fund	$123,710	73,312	1,699,736	655,268	2,305,873	35,435	47,061	21,864	4,962,259
Small/Mid Cap Equity Fund	721,175	644,292	4,592,649	1,649,706	980,008	134,605	121,359	89,779	8,933,573
Small Cap Index Fund	1,081,606	738,570	12,748,450	4,729,003	2,974,473	212,717	215,232	96,562	22,796,613
International Index Fund	100,845	66,720	730,916	237,083	192,525	18,246	18,607	10,073	1,375,015
LifePath 2010 Fund	365,284	17,578	2,868,747	522,659	341,157	35,950	28,111	4,431	4,183,917
LifePath 2020 Fund	753,424	59,726	5,341,752	1,154,168	775,532	66,212	61,769	23,280	8,235,863
LifePath 2030 Fund	688,876	70,043	4,031,089	1,019,958	875,265	66,056	67,319	14,147	6,832,753
LifePath 2040 Fund	431,721	60,358	2,519,739	657,213	731,891	61,883	64,644	5,712	4,533,161

2006	Total Distributions
	Class A	Class B	Legacy Class A	Legacy Class B	Institutional	Class R-1	Class R-2	Class R-3	Total
Equity Fund	$442,984	238,945	5,812,973	2,058,131	8,256,899	116,281	160,287	77,461	17,163,961
Small/Mid Cap Equity Fund	929,648	830,539	5,920,261	2,126,592	1,263,302	173,516	156,440	115,732	11,516,030
Small Cap Index Fund	1,259,556	817,201	14,444,786	5,232,471	3,480,709	235,364	242,443	111,891	25,824,421
International Index Fund	534,904	297,941	3,635,336	981,597	1,038,352	83,918	90,142	52,742	6,714,932
LifePath 2010 Fund	1,241,232	55,520	8,939,678	1,439,841	1,143,809	105,940	87,157	14,605	13,027,782
LifePath 2020 Fund	1,993,974	146,268	12,784,031	2,423,797	2,012,034	146,770	148,133	64,763	19,719,770
LifePath 2030 Fund	1,510,955	142,307	7,983,569	1,752,355	1,883,811	121,287	134,532	30,472	13,559,288
LifePath 2040 Fund	884,381	113,866	4,617,570	1,019,449	1,475,250	105,177	120,048	11,302	8,347,043

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

2006 Tax Advantaged Bond Fund	Tax Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Class A	$115,170	$36	$6,941	$122,147
Class B	80,685	25	4,170	84,880
Legacy Class A	2,710,740	845	79,850	2,791,435
Legacy Class B	1,035,230	323	33,116	1,068,669
Institutional	8,708	3	244	8,955

Total Distributions	$3,950,533	$1,232	$124,321	$4,076,086

For the remaining Funds, the tax distributions of ordinary income were the same as the distributions from net investment income reflected in the Statement of Changes in Net Assets for the year ended December 31, 2006.

2005	Ordinary Income
	Legacy Class A	Legacy Class B	Institutional	Class R-1	Class R-2	Class R-3	Total
Small Cap Index Fund	$756,283	298,827	239,592	7,776	6,775	7,531	1,316,784
LifePath 2010 Fund	4,085,581	625,890	489,387	32,924	19,189	6,204	5,259,175
LifePath 2020 Fund	5,037,439	902,378	717,410	50,120	25,056	17,019	6,749,422
LifePath 2030 Fund	2,710,453	575,321	583,477	33,557	17,362	6,052	3,926,222
LifePath 2040 Fund	1,417,434	311,838	367,402	24,353	18,153	2,268	2,141,448

2005	Long Term Capital Gain
	Legacy Class A	Legacy Class B	Institutional	Class R-1	Class R-2	Class R-3	Total
Small Cap Index Fund	$7,044,169	3,449,898	1,374,786	89,788	71,487	52,915	12,083,043
LifePath 2010 Fund	1,049,297	200,757	111,283	8,317	5,134	1,421	1,376,209
LifePath 2020 Fund	1,641,433	374,137	202,093	15,777	7,986	4,899	2,246,325
LifePath 2030 Fund	1,290,623	356,704	237,553	16,486	8,439	2,611	1,912,416
LifePath 2040 Fund	727,509	214,399	159,259	12,805	10,144	1,067	1,125,183

2005	Total Distributions
	Legacy Class A	Legacy Class B	Institutional	Class R-1	Class R-2	Class R-3	Total
Small Cap Index Fund	$7,800,452	3,748,725	1,614,378	97,564	78,262	60,446	13,399,827
LifePath 2010 Fund	5,134,878	826,647	600,670	41,241	24,323	7,625	6,635,384
LifePath 2020 Fund	6,678,872	1,276,515	919,503	65,897	33,042	21,918	8,995,747
LifePath 2030 Fund	4,001,076	932,025	821,030	50,043	25,801	8,663	5,838,638
LifePath 2040 Fund	2,144,943	526,237	526,661	37,158	28,297	3,335	3,266,631

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

2005 Tax Advantaged Bond Fund	Tax Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Legacy Class A	$2,755,602	$—	$—	$2,755,602
Legacy Class B	1,190,926	—	—	1,190,926
Institutional	8,942	—	—	8,942

Total Distributions	$3,955,470	$—	$—	$3,955,470

For the remaining Funds, the tax distributions of ordinary income were the same as the distributions from net investment income reflected in the Statements of Changes in Net Assets for the year ended December 31, 2005.

The International Equity Fund and the International Index Fund have elected to mark-to-market their investments in PFICs for federal income tax purposes. In accordance with this election, the International Equity Fund recognized unrealized appreciation of $449,455 and $504,108 as ordinary income for federal income tax purposes during 2006 and 2005, respectively. The International Index Fund recognized unrealized appreciation of $1,046,536 and $790,294 as ordinary income for federal income tax purposes during 2006 and 2005, respectively. The cumulative amount of mark-to-market adjustments recognized on PFICs at December 31, 2006 was $1,592,680 for the International Equity Fund and $1,836,830 for the International Index Fund.

Foreign currency translation

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at December 31, 2006. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with realized and unrealized gains and losses on investment securities.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Commitments and contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on past experience, the Funds believe the risk of loss from these indemnification provisions is improbable.

Financial instruments

The Small Cap Index Fund, International Index Fund, and Feeder Funds (through their investment in the Master Portfolios) may enter into stock index futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. These contracts obligate such Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. Realized and unrealized gains and losses are reflected in the Statements of Operations. Unrealized gains and losses on open futures contracts are reflected as a component of net unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. Daily fluctuations in the margin requirements for futures contracts are recorded as variation margin receivable or payable on the Statements of Assets and Liabilities. Additionally, the International Equity and International Index Funds may enter into forward foreign currency contracts to purchase or sell foreign currencies. These Funds bear the market risk that arises from changes in foreign currency rates and the credit risk should a counterparty fail to perform under such contracts.

Investment Advisory and Management Services Agreement

The Trust has entered into an investment advisory and management services agreement with SFIMC, which serves as the Trust’s investment adviser and conducts the business and affairs of the Trust. Each Fund pays SFIMC an investment advisory and management services fee based

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

upon that Fund’s average daily net assets. The fee is accrued daily and paid to SFIMC quarterly. The rates for the Feeder Funds include the fee for Barclays Global Fund Advisors’ (“Barclays”) investment advisory services to the Master Portfolios.

Equity Fund	0.60%	Tax Advantaged Bond Fund	0.10%
Small/Mid Cap Equity Fund	0.80%	Money Market Fund	0.10%
International Equity Fund	0.80%	LifePath Income Fund	0.70%
S&P 500 Index Fund	0.20%	LifePath 2010 Fund	0.70%
Small Cap Index Fund	0.35%	LifePath 2020 Fund	0.70%
International Index Fund	0.50%	LifePath 2030 Fund	0.70%
Equity and Bond Fund	None	LifePath 2040 Fund	0.70%
Bond Fund	0.10%

SFIMC does not receive an investment advisory and management services fee for performing its services for the Equity and Bond Fund. However, SFIMC receives investment advisory and management services fees from managing the underlying Funds into which the Equity and Bond Fund invests. The Equity and Bond Fund pays no sales loads or similar compensation to SFIMC to acquire shares of each Fund in which it invests. Because the underlying Funds have varied expenses and fee levels and the Equity and Bond Fund may own different proportions of the underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Equity and Bond Fund will vary.

SFIMC has engaged Capital Guardian Trust Company (“Capital Guardian”) as the investment sub-adviser to provide day-to-day portfolio management for the Equity Fund and International Equity Fund, Northern Trust Investments, N.A. (“Northern Trust”) as the investment sub-adviser to provide day-to-day portfolio management for the Small Cap Index Fund and International Index Fund, and Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, Inc. (“Rainier”) as the investment sub-advisers to provide day-to-day portfolio management for the Small/Mid Cap Equity Fund. In accordance with the overall investment objectives of each respective Fund, Capital Guardian, Northern Trust, Bridgeway and Rainier determine which securities to buy and sell for each of those Funds, select the brokers and dealers to effect the transactions, and negotiate commissions. Capital Guardian’s, Northern Trust’s, Bridgeway’s and Rainier’s sub-advisory fees for managing the respective portfolios are paid by SFIMC. No additional advisory fees are charged to the Funds. For the year ended December 31, 2006, the following fees were earned by Capital Guardian, Northern Trust, Bridgeway (beginning December 1, 2006) and Rainier (beginning December 1, 2006) for providing sub-advisory services (although not all amounts indicated were paid during that period):

	Capital Guardian		Northern Trust	Bridgeway	Rainier
Equity Fund	$758,424		$—	$—	$—
International Equity Fund	365,475		—	—	—
Small Cap Index Fund	—		349,717	—	—
International Index Fund	—		244,672	—	—
Small Mid/Cap Equity Fund	417,808	(a)	—	36,203	35,732

Total Sub-Advisory Fees	$1,541,707		$594,389	$36,203	$35,732

(a)	Effective December 1, 2006, Capital Guardian ceased serving as investment sub-adviser to this Fund.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Distribution and Shareholder Services Agreements

The Trust has entered into distribution plan agreements pursuant to Rule 12b-1 of the Investment Company Act of 1940 with State Farm VP Management Corp. (“VP Management Corp.”). Under terms of these agreements, each Fund pays VP Management Corp. an annual fee based on a specified percentage of average daily net assets, up to the following amounts:

	Class A	Class B	Legacy Class A	Legacy Class B	Class R-1	Class R-2
Money Market Fund	0.15%	0.55%	0.15%	0.55%	0.40%	0.20%
Bond Fund and Tax Advantaged Bond Fund	0.25%	0.65%	0.25%	0.65%	0.50%	0.30%
All Other Funds	0.25%	0.95%	0.25%	0.65%	0.50%	0.30%

The annual fee amount is payable to VP Management Corp. by each Fund only to the extent VP Management Corp. has incurred distribution expenses to be reimbursed. Any distribution expenses incurred by VP Management Corp. and not otherwise reimbursed by the Funds under the applicable distribution plan can be carried forward and reimbursed in a later time period. At December 31, 2006, VP Management Corp. had not been reimbursed for the following amounts:

Equity Fund	$4,200,151	Tax Advantaged Bond Fund	5,214,128
Small/Mid Cap Equity Fund	4,700,477	Money Market Fund	3,381,672
International Equity Fund	3,520,453	LifePath Income Fund	1,720,980
S&P 500 Index Fund	12,106,538	LifePath 2010 Fund	3,901,451
Small Cap Index Fund	7,278,801	LifePath 2020 Fund	5,980,894
International Index Fund	4,513,721	LifePath 2030 Fund	3,956,101
Equity and Bond Fund	6,538,563	LifePath 2040 Fund	2,575,987

Bond Fund	5,976,517	TOTAL	$75,566,434

The Trust has a separate shareholder services agreement with SFIMC. Each Fund, except the Equity and Bond Fund, pays SFIMC a fee of 0.25% of average daily net assets of Class A, Class B, Legacy Class A, Legacy Class B and Institutional shares and, for the current year, 0.32% of Class R-1, Class R-2 and Class R-3 shares. The Equity and Bond Fund does not directly pay SFIMC any shareholder services fee for Class A, Class B, Legacy Class A, Legacy Class B or Institutional shares and, for the current year, directly pays 0.07% of average daily net assets of Class R-1, Class R-2 and Class R-3 shares. However, SFIMC receives a shareholder services fee from managing the Equity Fund and Bond Fund into which the Equity and Bond Fund invests.

Officers and Trustees

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees and the Trust’s portion of the compensation paid to or accrued for the Trust’s Chief Compliance Officer.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Expense Reduction Agreements

For the Class A, Class B, Legacy Class A, Legacy Class B and Institutional shares of all Funds other than the LifePath Funds, SFIMC has agreed to reimburse each Class if, and to the extent, the Class’s total annual operating expenses exceed the percentage of each Class’s average net assets indicated in the table below. SFIMC has agreed to reimburse Class A, Class B, Legacy Class A, Legacy Class B and Institutional shares for each LifePath Fund if, and to the extent, the LifePath Fund Class’s total annual operating expenses, including net expenses incurred at the Master Portfolio and Underlying Fund levels, exceed the percentages of each LifePath Fund Class’s average net assets shown in the table below:

	Class A	Class B	Legacy Class A	Legacy Class B	Institutional
Equity Fund	1.20%	1.90%	1.20%	1.60%	0.95%
Small/Mid Cap Equity Fund	1.40%	2.10%	1.40%	1.80%	1.15%
International Equity Fund	1.50%	2.20%	1.50%	1.90%	1.25%
S&P 500 Index Fund	0.80%	1.50%	0.80%	1.20%	0.55%
Small Cap Index Fund	0.95%	1.65%	0.95%	1.35%	0.70%
International Index Fund	1.15%	1.85%	1.15%	1.55%	0.90%
Equity and Bond Fund	0.25%	0.95%	0.25%	0.65%	—
Bond Fund	0.70%	1.10%	0.70%	1.10%	0.45%
Tax Advantaged Bond Fund	0.70%	1.10%	0.70%	1.10%	0.45%
Money Market Fund	0.60%	1.00%	0.60%	1.00%	0.45%
LifePath Income Fund	1.30%	2.00%	1.30%	1.70%	1.05%
LifePath 2010 Fund	1.30%	2.00%	1.30%	1.70%	1.05%
LifePath 2020 Fund	1.30%	2.00%	1.30%	1.70%	1.05%
LifePath 2030 Fund	1.30%	2.00%	1.30%	1.70%	1.05%
LifePath 2040 Fund	1.30%	2.00%	1.30%	1.70%	1.05%

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

For all Class R shares, SFIMC has agreed to reimburse each Class for any expenses incurred by the Class, other than management fees, administrative fees charged by the Master Portfolios, distribution (12b-1) fees, and shareholder services fees, that exceed the following percentage of the Class’s average daily assets:

Fund	Expense Reimbursement Threshold	Fund	Expense Reimbursement Threshold
Equity Fund	0.10%	Money Market Fund	0.10%
Small/Mid Cap Equity Fund	0.10%	LifePath Income Fund	0.10%
International Equity Fund	0.20%	LifePath 2010 Fund	0.10%
S&P 500 Index Fund	0.10%	LifePath 2020 Fund	0.10%
Small Cap Index Fund	0.10%	LifePath 2030 Fund	0.10%
International Index Fund	0.15%	LifePath 2040 Fund	0.10%
Bond Fund	0.10%

SFIMC has agreed to reimburse all expenses directly incurred by all Class R shares of the Equity and Bond Fund excluding distribution and shareholder services fees directly incurred by the Equity and Bond Fund.

Effective May 1, 2006, Barclays has voluntarily agreed to provide an offsetting credit against the investment advisory fees Barclays receives from the LifePath Master Portfolios and the S&P 500 Index Master Portfolio in an amount equal to the fees and expenses of the MIP independent trustees, counsel to such trustees, and independent auditors that are paid by these Master Portfolios.

The above arrangements are voluntary and may be eliminated by SFIMC or Barclays at any time.

Effective May 1, 2006, with respect to all classes of the LifePath Funds, Barclays has also contractually agreed to waive management fees at the Master Portfolio level in an amount equal to the advisory and administration fees, if any, charged to the Underlying Funds through April 30, 2007. Barclays may not discontinue or modify this contractual waiver without the approval of the Board of Trustees of the Master Portfolios. Beginning on March 15, 2004 and until May 1, 2006, such waiver was voluntary.

New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years in the first reporting period after the effective date. In addition, in September 2006, Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. At this time, the Trust’s management is evaluating the implications of FIN 48 and SFAS 157 and their impact in the financial statements has not yet been determined.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

3.	Investment transactions

Investment transactions (exclusive of short-term instruments) were as follows:

	Year ended December 31, 2006
	Purchases	Sales
Equity Fund	$125,689,497	$123,371,325
Small/Mid Cap Equity Fund	198,213,933	204,331,564
International Equity Fund	37,609,899	30,118,733
Small Cap Index Fund	87,626,873	78,819,886
International Index Fund	43,896,981	15,143,193
Equity and Bond Fund	8,824,821	2,455,000
Bond Fund	48,196,434	43,979,227
Tax Advantaged Bond Fund	4,112,270	9,806,087

Futures and foreign currency contracts

International Equity Fund and International Index Fund had the following open forward foreign currency contracts at December 31, 2006:

International Equity Fund

Foreign amount	Currency	Contracts	Settlement date	U.S. Dollar	Unrealized Gain (Loss)
583,825	Australian Dollar	1	01/25/2007	460,577	$19,235
18,952	Canadian Dollar	2	01/02/2007	16,251	53
625,544	Euro	2	01/11/2007-01/25/2007	826,359	(33,406)
47,475,876	Japanese Yen	3	01/04/2007-01/11/2007	399,216	(9,463)
57,687	Singapore Dollar	2	01/03/2007-01/04/2007	37,612	62

				Total	$(23,519)

International Index Fund

Foreign amount	Currency	Contracts	Settlement Date	U.S. Dollar	Unrealized Gain (Loss)
767,067	Australian Dollar	2	03/21/2007	604,212	$3,486
765,050	British Pound	1	03/21/2007	1,498,399	(1,601)
3,123,925	Euro	4	03/21/2007	4,138,053	7,675
1,548,767	Hong Kong Dollar	1	03/21/2007	199,726	(274)
244,944,750	Japanese Yen	2	03/20/2007	2,078,492	(21,688)

				Total	$(12,402)

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The Small Cap Index and International Index Funds had the following open futures contracts at December 31, 2006:

Fund	Type	Number of contracts	Notional Value	Market Value	Position	Expiration Month	Unrealized Gain (Loss)
Small Cap Index Fund	Russell 2000 Mini	72	$5,715,931	$5,723,280	Long	March‘07	$7,349

Total							$7,349

International Index Fund	Hang Seng Index	3	371,423	386,088	Long	January‘07	14,665
International Index Fund	DJ Euro Stoxx 50	94	5,106,788	5,152,730	Long	March‘07	45,942
International Index Fund	FTSE 100 Index	20	2,422,365	2,433,129	Long	March‘07	10,764
International Index Fund	Nikkei 225	7	573,125	604,275	Long	March‘07	31,150
International Index Fund	Share Price Index	4	440,363	445,017	Long	March‘07	4,654
International Index Fund	TOPIX Index	8	1,079,942	1,129,621	Long	March‘07	49,679

Total							$156,854

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

4.	Fund share transactions

At December 31, 2006, the Funds were authorized to issue an unlimited number of shares (no par value) in an unlimited number of classes. Proceeds and payments on Fund shares as shown in the Statements of Changes in Net Assets are in respect of the following number of shares and dollars by class:

Year ended December 31, 2006 (Since May 1, 2006, for all Class A and B shares)

	Class A Dollar Amounts				Class A Share Amounts
2006	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$7,939,902	199,955	375,835	7,764,022	923,235	22,957	45,309	900,883
Small/Mid Cap Equity Fund	11,343,083	108,496	40,592	11,410,987	1,005,745	10,130	3,593	1,012,282
International Equity Fund	11,820,863	33,407	44,808	11,809,462	997,935	2,682	3,766	996,851
S&P 500 Index Fund	21,025,522	142,747	476,379	20,691,890	2,083,539	13,279	46,538	2,050,280
Small Cap Index Fund	15,507,357	445,731	109,709	15,843,379	1,042,121	30,868	7,555	1,065,434
International Index Fund	16,223,870	198,850	186,782	16,235,938	1,238,155	14,337	13,972	1,238,520
Equity and Bond Fund	12,694,650	182,914	93,973	12,783,591	1,263,020	18,226	9,119	1,272,127
Bond Fund	12,291,374	66,232	193,366	12,164,240	1,203,439	6,407	18,852	1,190,994
Tax Advantaged Bond Fund	6,432,710	27,376	226,905	6,233,181	593,469	2,507	20,836	575,140
Money Market Fund	54,582,428	200,524	35,292,098	19,490,854	54,582,428	200,524	35,292,098	19,490,854
LifePath Income Fund	13,786,536	364,616	995,381	13,155,771	1,195,494	31,631	85,590	1,141,535
LifePath 2010 Fund	34,256,885	1,224,018	893,831	34,587,072	2,730,391	96,684	69,864	2,757,211
LifePath 2020 Fund	59,985,758	1,979,727	1,557,689	60,407,796	4,361,223	141,611	112,216	4,390,618
LifePath 2030 Fund	50,037,494	1,501,995	1,850,607	49,688,882	3,455,968	100,737	126,029	3,430,676
LifePath 2040 Fund	33,468,956	880,906	1,123,583	33,226,279	2,205,127	55,683	73,004	2,187,806

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class B Dollar Amounts				Class B Share Amounts
2006	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$4,356,012	17,711	3,509	4,370,214	514,449	2,031	401	516,079
Small/Mid Cap Equity Fund	10,124,647	9,388	8,953	10,125,082	892,666	880	811	892,735
International Equity Fund	10,197,055	2,737	4,551	10,195,241	859,962	219	390	859,791
S&P 500 Index Fund	11,175,900	9,394	38,042	11,147,252	1,119,139	873	3,642	1,116,370
Small Cap Index Fund	10,574,163	43,982	12,729	10,605,416	703,526	3,050	847	705,729
International Index Fund	10,543,843	14,949	9,578	10,549,214	808,211	1,078	706	808,583
Equity and Bond Fund	10,193,221	12,183	11,646	10,193,758	1,020,024	1,214	1,142	1,020,096
Bond Fund	5,294,458	3,208	5,476	5,292,190	523,260	311	529	523,042
Tax Advantaged Bond Fund	3,315,881	313	—	3,316,194	307,305	29	—	307,334
Money Market Fund	2,595,774	287	73,685	2,522,376	2,595,774	287	73,685	2,522,376
LifePath Income Fund	536,888	8,248	4,746	540,390	46,724	713	400	47,037
LifePath 2010 Fund	1,646,070	48,436	37,739	1,656,767	131,975	3,841	2,985	132,831
LifePath 2020 Fund	4,759,836	139,774	139,054	4,760,556	349,501	10,027	10,145	349,383
LifePath 2030 Fund	5,034,947	136,184	220,504	4,950,627	348,562	9,146	14,851	342,857
LifePath 2040 Fund	4,622,294	108,734	108,853	4,622,175	304,038	6,878	7,045	303,871

	Legacy Class A Dollar Amounts				Legacy Class A Share Amounts
2006	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$15,060,112	$5,789,915	$16,654,006	$4,196,021	1,733,837	645,470	1,910,585	468,722
Small/Mid Cap Equity Fund	7,838,720	4,133,441	8,559,640	3,412,521	730,677	391,796	800,411	322,062
International Equity Fund	7,801,559	535,890	4,238,770	4,098,679	676,395	42,737	364,968	354,164
S&P 500 Index Fund	50,735,655	3,963,879	64,658,057	(9,958,523)	5,123,083	368,715	6,503,767	(1,011,969)
Small Cap Index Fund	26,677,703	11,947,658	24,548,015	14,077,346	1,857,502	836,067	1,722,875	970,694
International Index Fund	24,509,407	2,862,841	12,996,546	14,375,702	1,949,671	206,847	1,030,342	1,126,176
Equity and Bond Fund	13,559,211	6,809,595	25,289,340	(4,920,534)	1,345,144	676,155	2,503,440	(482,141)
Bond Fund	17,782,010	4,899,067	38,835,705	(16,154,628)	1,735,356	477,364	3,801,143	(1,588,423)
Tax Advantaged Bond Fund	4,144,869	1,232,759	13,974,683	(8,597,055)	381,362	113,426	1,289,145	(794,357)
Money Market Fund	76,843,753	3,354,718	85,494,033	(5,295,562)	76,843,753	3,354,718	85,494,033	(5,295,562)
LifePath Income Fund	25,309,146	3,970,037	21,731,755	7,547,428	2,215,678	342,876	1,897,179	661,375
LifePath 2010 Fund	67,496,243	8,912,540	36,985,485	39,423,298	5,547,028	709,070	3,010,226	3,245,872
LifePath 2020 Fund	119,518,554	12,713,914	47,230,533	85,001,935	9,035,424	916,016	3,543,123	6,408,317
LifePath 2030 Fund	91,594,481	7,968,485	25,605,948	73,957,018	6,550,049	536,276	1,813,157	5,273,168
LifePath 2040 Fund	76,662,844	4,597,032	18,799,459	62,460,417	5,219,921	291,315	1,268,810	4,242,426

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Legacy Class B Dollar Amounts				Legacy Class B Share Amounts
2006	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$4,373,598	$2,022,791	$13,370,337	$(6,973,948)	508,243	226,735	1,552,381	(817,403)
Small/Mid Cap Equity Fund	2,201,397	1,494,365	22,650,432	(18,954,670)	209,578	145,507	2,079,755	(1,724,670)
International Equity Fund	1,810,470	90,395	21,244,991	(19,344,126)	159,327	7,237	1,800,456	(1,633,892)
S&P 500 Index Fund	15,592,312	894,769	30,485,349	(13,998,268)	1,575,089	83,313	3,072,405	(1,414,003)
Small Cap Index Fund	6,984,212	3,827,599	26,145,342	(15,333,531)	492,125	271,256	1,792,781	(1,029,400)
International Index Fund	5,647,081	647,011	22,551,210	(16,257,118)	449,110	46,714	1,743,872	(1,248,048)
Equity and Bond Fund	4,224,123	2,588,412	16,087,817	(9,275,282)	418,466	256,374	1,600,488	(925,648)
Bond Fund	4,143,097	1,392,338	7,246,410	(1,710,975)	403,980	135,621	707,043	(167,442)
Tax Advantaged Bond Fund	268,976	128,103	7,504,290	(7,107,211)	24,796	11,789	695,425	(658,840)
Money Market Fund	1,707,315	62,553	4,050,736	(2,280,868)	1,707,315	62,553	4,050,736	(2,280,868)
LifePath Income Fund	2,358,184	379,639	2,365,015	372,808	206,449	32,760	206,544	32,665
LifePath 2010 Fund	9,064,073	1,437,700	5,516,616	4,985,157	746,548	114,729	451,135	410,142
LifePath 2020 Fund	20,936,921	2,420,524	8,736,614	14,620,831	1,583,499	174,727	656,243	1,101,983
LifePath 2030 Fund	18,235,195	1,749,849	6,070,385	13,914,659	1,307,014	118,276	431,654	993,636
LifePath 2040 Fund	15,947,057	1,017,310	4,861,804	12,102,563	1,089,957	64,622	329,737	824,842

	Institutional Class Dollar Amounts				Institutional Class Share Amounts
2006	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$6,059,463	$3,217,265	$5,632,667	$3,644,061	709,479	368,572	653,227	424,824
Small/Mid Cap Equity Fund	2,843,420	1,016,146	2,397,347	1,462,219	261,024	94,703	220,995	134,732
International Equity Fund	3,182,040	142,079	2,272,551	1,051,568	279,381	11,388	199,464	91,305
S&P 500 Index Fund	12,852,477	783,440	7,885,388	5,750,529	1,289,454	72,704	786,880	575,278
Small Cap Index Fund	12,415,148	3,184,939	5,630,591	9,969,496	856,827	220,454	390,353	686,928
International Index Fund	11,185,555	892,031	2,758,230	9,319,356	884,459	64,303	218,885	729,877
Equity and Bond Fund	1,934,833	804,666	1,183,888	1,555,611	192,775	80,312	117,421	155,666
Bond Fund	10,541,811	540,441	2,466,701	8,615,551	1,028,582	52,705	240,681	840,606
Tax Advantaged Bond Fund	13,348	4,203	45,533	(27,982)	1,229	386	4,195	(2,580)
Money Market Fund	15,396,464	545,197	14,281,427	1,660,234	15,396,464	545,197	14,281,427	1,660,234
LifePath Income Fund	2,871,056	391,341	1,303,749	1,958,648	249,418	33,708	113,407	169,719
LifePath 2010 Fund	9,903,212	1,128,550	3,268,787	7,762,975	803,012	89,304	260,433	631,883
LifePath 2020 Fund	23,258,187	1,996,525	5,079,325	20,175,387	1,729,439	142,837	377,456	1,494,820
LifePath 2030 Fund	23,812,730	1,869,065	2,936,487	22,745,308	1,678,846	125,230	205,789	1,598,287
LifePath 2040 Fund	30,005,297	1,461,462	3,747,991	27,718,768	2,018,000	92,215	250,025	1,860,190

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-1 Dollar Amounts				Class R-1 Share Amounts
2006	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$648,394	$55,678	$254,912	$449,160	75,358	6,397	29,172	52,583
Small /Mid Cap Equity Fund	443,443	67,484	104,945	405,982	41,122	6,397	9,803	37,716
International Equity Fund	482,683	10,534	166,867	326,350	41,934	845	14,408	28,371
S&P 500 Index Fund	2,316,569	37,782	801,666	1,552,685	232,650	3,518	78,747	157,421
Small Cap Index Fund	1,117,878	139,400	357,584	899,694	77,698	9,694	24,425	62,967
International Index Fund	912,794	42,003	191,609	763,188	71,739	3,028	14,962	59,805
Equity and Bond Fund	592,757	73,951	63,576	603,132	59,298	7,456	6,234	60,520
Bond Fund	777,989	38,051	282,850	533,190	75,851	3,708	27,515	52,044
Money Market Fund	4,945,409	103,217	3,427,117	1,621,509	4,945,409	103,217	3,427,117	1,621,509
LifePath Income Fund	711,575	41,049	273,454	479,170	62,574	3,583	23,947	42,210
LifePath 2010 Fund	1,915,405	99,792	585,479	1,429,718	156,274	7,939	46,954	117,259
LifePath 2020 Fund	3,229,200	143,061	1,382,019	1,990,242	239,077	10,250	103,609	145,718
LifePath 2030 Fund	3,252,069	114,538	1,557,647	1,808,960	230,483	7,711	109,780	128,414
LifePath 2040 Fund	3,039,557	101,917	764,751	2,376,723	204,973	6,471	51,644	159,800

	Class R-2 Dollar Amounts				Class R-2 Share Amounts
2006	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$921,052	$97,363	$239,119	$779,296	107,700	11,178	28,908	89,970
Small/Mid Cap Equity Fund	452,023	50,408	69,781	432,650	41,015	4,755	6,377	39,393
International Equity Fund	592,519	11,679	109,988	494,210	51,674	935	9,145	43,464
S&P 500 Index Fund	2,376,257	47,511	653,339	1,770,429	238,475	4,428	66,183	176,720
Small Cap Index Fund	1,983,047	144,748	711,288	1,416,507	135,810	10,031	49,451	96,390
International Index Fund	1,212,298	46,040	311,020	947,318	96,520	3,320	24,659	75,181
Equity and Bond Fund	251,731	24,736	22,911	253,556	25,355	2,492	2,336	25,511
Bond Fund	829,209	45,143	240,193	634,159	80,407	4,403	23,264	61,546
Money Market Fund	7,571,455	100,393	6,306,492	1,365,356	7,571,455	100,393	6,306,492	1,365,356
LifePath Income Fund	476,612	25,385	288,394	213,603	41,135	2,190	24,970	18,355
LifePath 2010 Fund	1,692,137	83,399	285,036	1,490,500	137,535	6,608	22,925	121,218
LifePath 2020 Fund	3,050,671	144,530	111,922	3,083,279	229,152	10,368	8,273	231,247
LifePath 2030 Fund	4,038,187	131,040	941,024	3,228,203	286,340	8,800	66,277	228,863
LifePath 2040 Fund	3,138,886	116,972	118,723	3,137,135	209,414	7,399	7,873	208,940

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-3 Dollar Amounts				Class R-3 Share Amounts
2006	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$99,276	$11,950	$19,944	$91,282	11,575	1,374	2,256	10,693
Small/Mid Cap Equity Fund	42,966	9,701	18,924	33,743	3,972	907	1,846	3,033
International Equity Fund	67,489	2,182	20,602	49,069	5,903	176	1,868	4,211
S&P 500 Index Fund	280,229	5,856	11,036	275,049	28,165	544	1,104	27,605
Small Cap Index Fund	77,463	11,393	4,340	84,516	5,332	788	314	5,806
International Index Fund	102,735	5,112	2,769	105,078	8,029	369	213	8,185
Equity and Bond Fund	28,848	5,392	4,422	29,818	2,895	543	440	2,998
Bond Fund	81,370	7,122	16,241	72,251	7,959	694	1,573	7,080
Money Market Fund	844,910	13,762	803,103	55,569	844,910	13,762	803,103	55,569
LifePath Income Fund	1,048	46	—	1,094	91	4	—	95
LifePath 2010 Fund	96,922	10,610	2,163	105,369	7,817	840	178	8,479
LifePath 2020 Fund	1,002,015	60,872	198,703	864,184	72,843	4,403	15,025	62,221
LifePath 2030 Fund	537,256	26,757	48,911	515,102	37,342	1,799	3,581	35,560
LifePath 2040 Fund	320,402	8,031	83,052	245,381	21,647	507	5,656	16,498

Year ended December 31, 2005

	Legacy Class A Dollar Amounts				Legacy Class A Share Amounts
2005	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$19,980,293	$9,933,751	$22,981,959	$6,932,085	2,312,254	1,195,395	2,647,717	859,932
Small/Mid Cap Equity Fund	9,409,565	2,152,130	8,644,972	2,916,723	928,019	209,964	849,761	288,222
International Equity Fund	7,020,978	325,096	2,611,697	4,734,377	737,342	30,274	274,994	492,622
S&P 500 Index Fund	76,438,492	6,322,948	44,556,461	38,204,979	8,367,349	675,512	4,854,927	4,187,934
Small Cap Index Fund	33,226,692	9,667,018	18,120,101	24,773,609	2,564,977	734,641	1,389,691	1,909,927
International Index Fund	28,114,905	1,552,927	7,408,453	22,259,379	2,694,053	140,471	706,232	2,128,292
Equity and Bond Fund	17,339,553	1,776,164	12,126,141	6,989,576	1,804,978	182,628	1,262,167	725,439
Bond Fund	35,349,452	4,379,021	19,507,368	20,221,105	3,354,620	416,455	1,852,987	1,918,088
Tax Advantaged Bond Fund	17,323,957	1,185,688	10,278,343	8,231,302	1,566,019	107,211	932,296	740,934
Money Market Fund	102,028,865	1,922,749	96,537,195	7,414,419	102,028,865	1,922,749	96,537,195	7,414,419
LifePath Income Fund	45,718,297	3,897,868	15,464,203	34,151,962	4,099,270	349,317	1,388,387	3,060,200
LifePath 2010 Fund	97,647,213	9,135,010	24,558,124	82,224,099	8,352,747	779,578	2,097,547	7,034,778
LifePath 2020 Fund	141,570,492	11,311,029	27,126,406	125,755,115	11,439,911	905,383	2,188,834	10,156,460
LifePath 2030 Fund	96,754,002	6,385,632	14,955,383	88,184,251	7,510,436	488,695	1,158,867	6,840,264
LifePath 2040 Fund	64,270,418	3,382,058	10,014,719	57,637,757	4,833,702	249,215	748,594	4,334,323

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Legacy Class B Dollar Amounts				Legacy Class B Share Amounts
2005	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$5,793,572	$3,690,120	$4,854,290	$4,629,402	674,905	446,744	565,603	556,046
Small/Mid Cap Equity Fund	2,707,334	784,534	2,232,474	1,259,394	272,050	78,141	224,100	126,091
International Equity Fund	1,519,864	70,379	632,239	958,004	160,646	6,587	67,077	100,156
S&P 500 Index Fund	21,655,850	1,437,694	12,297,597	10,795,947	2,375,163	153,836	1,343,684	1,185,315
Small Cap Index Fund	8,195,344	3,090,101	4,408,195	6,877,250	638,859	236,738	341,488	534,109
International Index Fund	5,885,833	323,530	1,838,828	4,370,535	563,506	29,261	175,183	417,584
Equity and Bond Fund	5,911,569	580,499	4,161,005	2,331,063	616,297	59,565	433,255	242,607
Bond Fund	7,072,130	1,300,573	5,631,991	2,740,712	671,522	123,626	535,322	259,826
Tax Advantaged Bond Fund	696,632	127,403	1,076,102	(252,067)	62,777	11,513	97,104	(22,814)
Money Market Fund	1,221,143	21,295	774,843	467,595	1,221,143	21,295	774,843	467,595
LifePath Income Fund	3,593,201	387,205	1,661,112	2,319,294	323,240	34,737	149,115	208,862
LifePath 2010 Fund	13,845,931	1,610,478	3,760,493	11,695,916	1,190,270	138,045	322,784	1,005,531
LifePath 2020 Fund	26,331,257	2,308,622	4,819,622	23,820,257	2,138,788	185,391	390,595	1,933,584
LifePath 2030 Fund	22,442,790	1,574,161	3,155,165	20,861,786	1,756,447	121,172	246,490	1,631,129
LifePath 2040 Fund	16,226,520	877,523	2,434,789	14,669,254	1,225,064	64,966	183,286	1,106,744

	Institutional Class Dollar Amounts				Institutional Class Share Amounts
2005	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$7,831,717	$13,610,832	$2,502,664	$18,939,885	937,877	1,680,350	294,384	2,323,843
Small/Mid Cap Equity Fund	2,638,739	495,850	1,098,575	2,036,014	259,870	47,724	108,338	199,256
International Equity Fund	2,269,990	88,059	505,040	1,853,009	233,994	8,263	52,799	189,458
S&P 500 Index Fund	13,101,599	1,117,024	3,331,433	10,887,190	1,436,050	118,893	362,669	1,192,274
Small Cap Index Fund	8,593,407	2,148,083	2,983,976	7,757,514	661,140	161,593	226,493	596,240
International Index Fund	7,465,052	407,395	2,313,036	5,559,411	713,924	36,808	221,072	529,660
Equity and Bond Fund	2,607,630	212,346	752,458	2,067,518	272,842	21,954	78,433	216,363
Bond Fund	12,922,117	417,335	2,866,241	10,473,211	1,227,477	39,741	272,250	994,968
Tax Advantaged Bond Fund	50,348	4,306	10,859	43,795	4,551	389	975	3,965
Money Market Fund	10,438,220	297,807	8,760,862	1,975,165	10,438,220	297,807	8,760,862	1,975,165
LifePath Income Fund	2,115,898	382,633	784,401	1,714,130	188,982	34,244	70,037	153,189
LifePath 2010 Fund	9,892,346	1,067,157	2,717,532	8,241,971	841,360	90,538	232,556	699,342
LifePath 2020 Fund	17,805,666	1,513,860	2,806,209	16,513,317	1,427,821	120,311	224,465	1,323,667
LifePath 2030 Fund	16,653,890	1,304,242	1,488,992	16,469,140	1,286,301	99,381	114,810	1,270,872
LifePath 2040 Fund	12,686,956	829,535	1,762,883	11,753,608	952,863	60,912	131,355	882,420

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-1 Dollar Amounts				Class R-1 Share Amounts
2005	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$661,169	$62,414	$127,026	$596,557	78,493	7,724	14,766	71,451
Small/Mid Cap Equity Fund	452,048	19,400	78,481	392,967	44,300	1,885	7,513	38,672
International Equity Fund	330,106	3,885	72,885	261,106	34,603	364	7,169	27,798
S&P 500 Index Fund	2,207,692	23,773	692,810	1,538,655	241,874	2,515	73,710	170,679
Small Cap Index Fund	892,801	49,560	270,547	671,814	68,490	3,731	19,867	52,354
International Index Fund	556,501	9,800	139,309	426,992	52,639	874	12,642	40,871
Equity and Bond Fund	398,300	7,477	46,416	359,361	41,977	777	4,875	37,879
Bond Fund	849,464	21,533	314,495	556,502	80,589	2,052	30,225	52,416
Money Market Fund	5,121,354	34,001	3,606,437	1,548,918	5,121,354	34,001	3,606,437	1,548,918
LifePath Income Fund	772,253	17,970	46,228	743,995	69,577	1,614	4,148	67,043
LifePath 2010 Fund	1,642,374	39,812	104,107	1,578,079	139,019	3,351	8,831	133,539
LifePath 2020 Fund	2,923,287	65,993	193,917	2,795,363	232,942	5,177	15,394	222,725
LifePath 2030 Fund	2,373,384	49,501	197,215	2,225,670	183,377	3,710	15,173	171,914
LifePath 2040 Fund	1,945,271	36,946	183,840	1,798,377	144,877	2,665	13,610	133,932

	Class R-2 Dollar Amounts				Class R-2 Share Amounts
2005	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$935,900	$99,950	$17,184	$1,018,666	111,104	12,355	2,053	121,406
Small/Mid Cap Equity Fund	211,509	9,497	17,017	203,989	20,688	921	1,667	19,942
International Equity Fund	183,029	2,181	21,437	163,773	18,742	204	2,340	16,606
S&P 500 Index Fund	2,462,254	26,174	172,341	2,316,087	268,689	2,727	18,488	252,928
Small Cap Index Fund	486,089	23,026	43,125	465,990	37,574	1,727	3,205	36,096
International Index Fund	540,332	7,540	96,261	451,611	51,919	658	9,062	43,515
Equity and Bond Fund	89,732	1,557	—	91,289	9,475	162	—	9,637
Bond Fund	799,918	13,185	162,807	650,296	76,564	1,257	15,497	62,324
Money Market Fund	4,703,751	19,470	3,266,822	1,456,399	4,703,751	19,470	3,266,822	1,456,399
LifePath Income Fund	593,593	13,556	29,538	577,611	53,466	1,210	2,643	52,033
LifePath 2010 Fund	957,433	21,984	49,219	930,198	82,170	1,843	4,135	79,878
LifePath 2020 Fund	1,475,260	30,688	36,377	1,469,571	119,265	2,396	2,865	118,796
LifePath 2030 Fund	1,170,154	23,503	15,415	1,178,242	91,303	1,753	1,195	91,861
LifePath 2040 Fund	1,397,915	26,282	7,684	1,416,513	106,660	1,881	573	107,968

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-3 Dollar Amounts				Class R-3 Share Amounts
2005	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$103,458	$11,547	$1,977	$113,028	12,304	1,428	234	13,498
Small/Mid Cap Equity Fund	92,466	4,052	9,921	86,597	8,994	391	990	8,395
International Equity Fund	51,417	840	18	52,239	5,241	78	2	5,317
S&P 500 Index Fund	180,154	1,755	38,521	143,388	19,609	182	4,348	15,443
Small Cap Index Fund	66,696	2,874	14,719	54,851	5,076	215	1,194	4,097
International Index Fund	41,328	765	2,865	39,228	4,007	67	276	3,798
Equity and Bond Fund	47,845	715	9,117	39,443	5,040	74	965	4,149
Bond Fund	109,346	2,787	1,496	110,637	10,360	266	141	10,485
Money Market Fund	1,072,522	4,598	902,360	174,760	1,072,522	4,598	902,360	174,760
LifePath Income Fund	260	4	—	264	23	1	—	24
LifePath 2010 Fund	182,351	4,840	255	186,936	15,365	406	22	15,749
LifePath 2020 Fund	826,882	19,358	37,611	808,629	66,253	1,510	3,060	64,703
LifePath 2030 Fund	324,571	6,145	4,318	326,398	24,997	458	325	25,130
LifePath 2040 Fund	50,503	1,085	92	51,496	3,826	78	6	3,898

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of each Fund. Certain information reflects financial results for a single Fund share. The total returns within each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM MUTUAL FUND TRUST EQUITY FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Period ended 12/31/2006 (d)	$8.44	$0.07	$0.76	$0.83	$(0.13)	$(0.38)	$(0.51)
Class B Shares
Period ended 12/31/2006 (d)	8.44	0.03	0.77	0.80	(0.09)	(0.38)	(0.47)
Legacy Class A Shares
Year ended 12/31/2006	8.21	0.11	1.20	1.31	(0.11)	(0.38)	(0.49)
Year ended 12/31/2005	8.54	0.09	0.50	0.59	(0.09)	(0.83)	(0.92)
Year ended 12/31/2004	8.00	0.09	0.53	0.62	(0.08)	—	(0.08)
Year ended 12/31/2003	6.55	0.05	1.44	1.49	(0.04)	—	(0.04)
Year ended 12/31/2002	8.10	0.04	(1.56)	(1.52)	(0.03)	—	(0.03)
Legacy Class B Shares
Year ended 12/31/2006	8.16	0.07	1.19	1.26	(0.07)	(0.38)	(0.45)
Year ended 12/31/2005	8.49	0.06	0.50	0.56	(0.06)	(0.83)	(0.89)
Year ended 12/31/2004	7.96	0.06	0.52	0.58	(0.05)	—	(0.05)
Year ended 12/31/2003	6.51	0.02	1.45	1.47	(0.02)	—	(0.02)
Year ended 12/31/2002	8.06	0.01	(1.55)	(1.54)	(0.01)	—	(0.01)
Institutional Shares
Year ended 12/31/2006	8.00	0.13	1.16	1.29	(0.13)	(0.38)	(0.51)
Year ended 12/31/2005	8.34	0.12	0.49	0.61	(0.12)	(0.83)	(0.95)
Year ended 12/31/2004	7.81	0.13	0.52	0.65	(0.12)	—	(0.12)
Year ended 12/31/2003	6.38	0.09	1.41	1.50	(0.07)	—	(0.07)
Year ended 12/31/2002	7.88	0.07	(1.52)	(1.45)	(0.05)	—	(0.05)
Class R-1 Shares
Year ended 12/31/2006	7.98	0.08	1.16	1.24	(0.09)	(0.38)	(0.47)
Year ended 12/31/2005	8.33	0.06	0.49	0.55	(0.07)	(0.83)	(0.90)
Period ended 12/31/2004 (f)	7.75	0.04	0.64	0.68	(0.10)	—	(0.10)
Class R-2 Shares
Year ended 12/31/2006	7.99	0.10	1.16	1.26	(0.11)	(0.38)	(0.49)
Year ended 12/31/2005	8.33	0.08	0.50	0.58	(0.09)	(0.83)	(0.92)
Period ended 12/31/2004 (f)	7.75	0.04	0.64	0.68	(0.10)	—	(0.10)
Class R-3 Shares
Year ended 12/31/2006	8.00	0.12	1.16	1.28	(0.13)	(0.38)	(0.51)
Year ended 12/31/2005	8.33	0.10	0.51	0.61	(0.11)	(0.83)	(0.94)
Period ended 12/31/2004 (f)	7.75	0.05	0.64	0.69	(0.11)	—	(0.11)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(c)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(d)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(e)	Determined on an annualized basis.

(f)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations August 23, 2004.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions				Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (b)	Net assets, end of period (millions)	Expenses (c)		Net investment income (loss)		Expenses (c)		Net investment income (loss)		Portfolio turnover rate

$8.76	9.90%	$7.9	1.17	%(e)	1.27	%(e)	1.17	%(e)	1.27	%(e)	42%

8.77	9.47	4.5	1.87	(e)	0.57	(e)	1.87	(e)	0.57	(e)	42

9.03	15.99	113.1	1.17		1.26		1.17		1.26		42
8.21	6.76	99.1	1.20		1.05		1.21		1.04		90
8.54	7.80	95.7	1.18		1.11		1.18		1.11		2
8.00	22.81	74.4	1.20		0.72		1.23		0.69		1
6.55	(18.75)	29.2	1.20		0.58		1.24		0.54		3

8.97	15.47	43.1	1.57		0.86		1.57		0.86		42
8.16	6.42	45.9	1.60		0.65		1.61		0.64		90
8.49	7.32	43.0	1.58		0.71		1.58		0.71		2
7.96	22.57	34.6	1.60		0.32		1.62		0.30		1
6.51	(19.15)	16.2	1.60		0.16		1.64		0.12		3

8.78	16.20	144.6	0.92		1.51		0.92		1.51		42
8.00	7.15	128.4	0.88		1.38		0.89		1.37		90
8.34	8.34	114.4	0.68		1.62		0.68		1.62		2
7.81	23.52	91.2	0.68		1.24		0.68		1.24		1
6.38	(18.35)	51.5	0.70		1.07		0.72		1.05		3

8.75	15.57	2.3	1.49		0.94		1.49		0.94		42
7.98	6.49	1.6	1.52		0.74		1.54		0.72		90
8.33	8.76	1.1	1.51	(e)	1.33	(e)	1.51	(e)	1.33	(e)	2

8.76	15.78	3.0	1.29		1.15		1.29		1.15		42
7.99	6.79	2.0	1.32		0.95		1.34		0.93		90
8.33	8.82	1.1	1.31	(e)	1.53	(e)	1.31	(e)	1.53	(e)	2

8.77	16.01	1.3	0.99		1.44		0.99		1.44		42
8.00	7.16	1.1	1.02		1.23		1.03		1.22		90
8.33	8.94	1.1	1.01	(e)	1.84	(e)	1.01	(e)	1.84	(e)	2

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Period ended 12/31/2006 (e)	$11.35	$(0.04)	$0.42	$0.38	$—	$(0.93)	$(0.93)
Class B Shares
Period ended 12/31/2006 (e)	11.35	(0.09)	0.42	0.33	—	(0.93)	(0.93)
Legacy Class A Shares
Year ended 12/31/2006	10.12	(0.06)	1.51	1.45	—	(0.93)	(0.93)
Year ended 12/31/2005	10.45	(0.04)	0.21	0.17	—	(0.50)	(0.50)
Year ended 12/31/2004	9.84	(0.04)	0.65	0.61	—	—	—
Year ended 12/31/2003	7.06	(0.03)	2.81	2.78	—	—	—
Year ended 12/31/2002	9.56	(0.02)	(2.48)	(2.50)	—	—	—
Legacy Class B Shares
Year ended 12/31/2006	9.91	(0.10)	1.48	1.38	—	(0.93)	(0.93)
Year ended 12/31/2005	10.29	(0.08)	0.20	0.12	—	(0.50)	(0.50)
Year ended 12/31/2004	9.73	(0.08)	0.64	0.56	—	—	—
Year ended 12/31/2003	7.00	(0.06)	2.79	2.73	—	—	—
Year ended 12/31/2002	9.53	(0.06)	(2.47)	(2.53)	—	—	—
Institutional Shares
Year ended 12/31/2006	10.25	(0.03)	1.54	1.51	—	(0.93)	(0.93)
Year ended 12/31/2005	10.55	(0.01)	0.21	0.20	—	(0.50)	(0.50)
Year ended 12/31/2004	9.90	0.01	0.64	0.65	—	—	—
Year ended 12/31/2003	7.06	0.02	2.82	2.84	—	—	—
Period ended 12/31/2002 (g)	9.00	0.03	(1.97)	(1.94)	—	—	—
Class R-1 Shares
Year ended 12/31/2006	10.15	(0.10)	1.52	1.42	—	(0.93)	(0.93)
Year ended 12/31/2005	10.52	(0.07)	0.20	0.13	—	(0.50)	(0.50)
Period ended 12/31/2004 (h)	8.79	(0.02)	1.75	1.73	—	—	—
Class R-2 Shares
Year ended 12/31/2006	10.18	(0.07)	1.52	1.45	—	(0.93)	(0.93)
Year ended 12/31/2005	10.53	(0.05)	0.20	0.15	—	(0.50)	(0.50)
Period ended 12/31/2004 (h)	8.79	(0.01)	1.75	1.74	—	—	—
Class R-3 Shares
Year ended 12/31/2006	10.23	(0.04)	1.52	1.48	—	(0.93)	(0.93)
Year ended 12/31/2005	10.54	(0.02)	0.21	0.19	—	(0.50)	(0.50)
Period ended 12/31/2004 (h)	8.79	—	1.75	1.75	—	—	—

(a)	Average shares outstanding for the period were used to calculate net investment income.

(b)	Net investment income for Class R-3 shares represent less than $0.01 per share in 2004.

(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(d)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(e)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(f)	Determined on an annualized basis.

(g)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations February 28, 2002.

(h)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations August 31, 2004.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions				Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (d)		Net investment income (loss)		Expenses (d)		Net investment income (loss)		Portfolio turnover rate

$10.80	3.43%	$10.9	1.40	%(f)	(0.54	)%(f)	1.45	%(f)	(0.59	)%(f)	155%

10.75	2.99	9.6	2.10	(f)	(1.24	)(f)	2.15	(f)	(1.29	)(f)	155

10.64	14.43	71.8	1.40		(0.57)		1.45		(0.62)		155
10.12	1.57	65.1	1.40		(0.39)		1.51		(0.50)		61
10.45	6.20	64.2	1.40		(0.40)		1.44		(0.44)		37
9.84	39.38	55.8	1.40		(0.31)		1.48		(0.39)		33
7.06	(26.15)	25.8	1.40		(0.29)		1.48		(0.37)		29

10.36	14.03	25.2	1.80		(0.99)		1.84		(1.03)		155
9.91	1.10	41.2	1.80		(0.80)		1.91		(0.91)		61
10.29	5.76	41.4	1.80		(0.80)		1.84		(0.84)		37
9.73	39.00	36.7	1.80		(0.71)		1.87		(0.78)		33
7.00	(26.55)	21.2	1.80		(0.70)		1.88		(0.78)		29

10.83	14.84	15.7	1.15		(0.32)		1.20		(0.37)		155
10.25	1.83	13.5	1.07		(0.07)		1.18		(0.18)		61
10.55	6.57	11.8	0.90		0.11		0.95		0.06		37
9.90	40.23	8.8	0.90		0.19		0.98		0.11		33
7.06	(22.00)	3.3	0.90	(f)	0.40	(f)	0.98	(f)	0.32	(f)	29

10.64	14.09	2.1	1.72		(0.89)		1.77		(0.94)		155
10.15	1.17	1.6	1.72		(0.71)		1.83		(0.82)		61
10.52	19.68	1.2	1.72	(f)	(0.47	)(f)	1.80	(f)	(0.55	)(f)	37

10.70	14.35	1.9	1.52		(0.69)		1.56		(0.73)		155
10.18	1.36	1.4	1.52		(0.51)		1.63		(0.62)		61
10.53	19.80	1.2	1.52	(f)	(0.28	)(f)	1.60	(f)	(0.36	)(f)	37

10.78	14.56	1.4	1.22		(0.40)		1.27		(0.45)		155
10.23	1.74	1.3	1.22		(0.22)		1.33		(0.33)		61
10.54	19.91	1.2	1.22	(f)	0.02	(f)	1.30	(f)	(0.06	)(f)	37

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b) (c)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Period ended 12/31/2006 (f)	$11.86	$0.09	$0.72	$0.81	$(0.23)	$—	$(0.23)
Class B Shares
Period ended 12/31/2006 (f)	11.86	0.03	0.72	0.75	(0.17)	—	(0.17)
Legacy Class A Shares
Year ended 12/31/2006	10.74	0.12	1.86	1.98	(0.21)	—	(0.21)
Year ended 12/31/2005	9.36	0.07	1.45	1.52	(0.14)	—	(0.14)
Year ended 12/31/2004	8.39	0.04	1.00	1.04	(0.07)	—	(0.07)
Year ended 12/31/2003	6.34	0.03	2.10	2.13	(0.08)	—	(0.08)
Year ended 12/31/2002	7.77	0.02	(1.35)	(1.33)	(0.10)	—	(0.10)
Legacy Class B Shares
Year ended 12/31/2006	10.68	0.06	1.85	1.91	(0.12)	—	(0.12)
Year ended 12/31/2005	9.31	0.04	1.44	1.48	(0.11)	—	(0.11)
Year ended 12/31/2004	8.35	0.01	0.98	0.99	(0.03)	—	(0.03)
Year ended 12/31/2003	6.31	—	2.09	2.09	(0.05)	—	(0.05)
Year ended 12/31/2002	7.74	(0.01)	(1.35)	(1.36)	(0.07)	—	(0.07)
Institutional Shares
Year ended 12/31/2006	10.68	0.15	1.85	2.00	(0.23)	—	(0.23)
Year ended 12/31/2005	9.31	0.10	1.44	1.54	(0.17)	—	(0.17)
Year ended 12/31/2004	8.35	0.08	0.99	1.07	(0.11)	—	(0.11)
Year ended 12/31/2003	6.29	0.07	2.10	2.17	(0.11)	—	(0.11)
Period ended 12/31/2002 (i)	7.34	0.03	(0.95)	(0.92)	(0.13)	—	(0.13)
Class R-1 Shares
Year ended 12/31/2006	10.68	0.08	1.85	1.93	(0.17)	—	(0.17)
Year ended 12/31/2005	9.32	0.04	1.44	1.48	(0.12)	—	(0.12)
Period ended 12/31/2004 (j)	8.32	(0.02)	1.11	1.09	(0.09)	—	(0.09)
Class R-2 Shares
Year ended 12/31/2006	10.71	0.10	1.86	1.96	(0.20)	—	(0.20)
Year ended 12/31/2005	9.32	0.06	1.46	1.52	(0.13)	—	(0.13)
Period ended 12/31/2004 (j)	8.32	(0.01)	1.10	1.09	(0.09)	—	(0.09)
Class R-3 Shares
Year ended 12/31/2006	10.70	0.14	1.85	1.99	(0.23)	—	(0.23)
Year ended 12/31/2005	9.32	0.09	1.45	1.54	(0.16)	—	(0.16)
Period ended 12/31/2004 (j)	8.32	—	1.10	1.10	(0.10)	—	(0.10)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net investment income for Legacy Class B shares represent less than $0.01 per share in 2003.

(c)	Net investment income for Class R-3 shares represent less than $0.01 per share in 2004.

(d)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(e)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(f)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(g)	Based upon net asset value of $12.44, $12.44, $12.51, $12.47, $12.45, $12.44, $12.47 and $12.46 for Class A, Class B, Legacy Class A, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3, respectively, as of December 31, 2006 (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006 and the subsequent fair valuation of the equity securities). For shareholder purchases and redemptions on December 29, 2006, the net asset value was $12.46, $12.46, $12.54, $12.49, $12.48, $12.46, $12.49 and $12.48, respectively, which caused the total return for the year ended December 31, 2006 to be equivalent to 6.96%, 6.48%, 18.67%, 18.11%, 19.04%, 18.30%, 18.47% and 18.75%, respectively.

See accompanying notes to financial statements.

			Ratios/supplemental data
				Average Net Asset ratios assuming expense reductions				Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (d)		Net assets, end of period (millions)	Expenses (e)		Net investment income (loss)		Expenses (e)		Net investment income (loss)		Portfolio turnover rate

$12.44	6.79	%(g)	$12.4	1.50	%(h)	1.08	%(h)	1.64	%(h)	0.94	%(h)	30%

12.44	6.30	(g)	10.7	2.20	(h)	0.43	(h)	2.34	(h)	0.29	(h)	30

12.51	18.38	(g)	56.5	1.50		1.00		1.62		0.88		30
10.74	16.27		44.7	1.50		0.78		1.73		0.55		27
9.36	12.34		34.4	1.50		0.48		1.68		0.30		22
8.39	33.61		29.1	1.50		0.45		1.91		0.04		16
6.34	(17.17)		18.4	1.50		0.23		2.00		(0.27)		24

12.47	17.92	(g)	19.6	1.90		0.53		2.02		0.41		30
10.68	15.84		34.3	1.90		0.40		2.13		0.17		27
9.31	11.89		28.9	1.90		0.06		2.08		(0.12)		22
8.35	33.18		24.8	1.90		0.07		2.32		(0.35)		16
6.31	(17.59)		17.4	1.90		(0.17)		2.40		(0.67)		24

12.45	18.76	(g)	11.9	1.25		1.26		1.37		1.14		30
10.68	16.57		9.3	1.17		1.09		1.41		0.85		27
9.31	12.78		6.3	1.00		0.96		1.18		0.78		22
8.35	34.56		4.7	1.00		0.94		1.41		0.53		16
6.29	(12.55)		2.7	1.00	(h)	0.56	(h)	1.51	(h)	0.05	(h)	24

12.44	18.11	(g)	2.3	1.82		0.68		1.95		0.55		30
10.68	15.86		1.6	1.82		0.42		2.05		0.19		27
9.32	13.06		1.2	1.82	(h)	(0.70	)(h)	2.04	(h)	(0.92	)(h)	22

12.47	18.28	(g)	2.2	1.62		0.84		1.75		0.71		30
10.71	16.34		1.5	1.62		0.67		1.85		0.44		27
9.32	13.12		1.1	1.62	(h)	(0.49	)(h)	1.84	(h)	(0.71	)(h)	22

12.46	18.56	(g)	1.6	1.32		1.18		1.44		1.06		30
10.70	16.51		1.3	1.32		0.97		1.55		0.74		27
9.32	13.22		1.1	1.32	(h)	(0.19	)(h)	1.54	(h)	(0.41	)(h)	22

(h)	Determined on an annualized basis.

(i)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations February 28, 2002.

(j)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Period ended 12/31/2006 (g)	$9.96	$0.09	$0.86	$0.95	$(0.14)	$—	$(0.14)
Class B Shares
Period ended 12/31/2006 (g)	9.96	0.04	0.86	0.90	(0.09)	—	(0.09)
Legacy Class A Shares
Year ended 12/31/2006	9.46	0.12	1.30	1.42	(0.12)	—	(0.12)
Year ended 12/31/2005	9.18	0.10	0.28	0.38	(0.10)	—	(0.10)
Year ended 12/31/2004	8.43	0.11	0.74	0.85	(0.10)	—	(0.10)
Year ended 12/31/2003	6.66	0.07	1.75	1.82	(0.05)	—	(0.05)
Year ended 12/31/2002	8.66	0.06	(2.02)	(1.96)	(0.04)	—	(0.04)
Legacy Class B Shares
Year ended 12/31/2006	9.46	0.08	1.28	1.36	(0.07)	—	(0.07)
Year ended 12/31/2005	9.18	0.06	0.28	0.34	(0.06)	—	(0.06)
Year ended 12/31/2004	8.43	0.08	0.74	0.82	(0.07)	—	(0.07)
Year ended 12/31/2003	6.65	0.04	1.77	1.81	(0.03)	—	(0.03)
Year ended 12/31/2002	8.66	0.03	(2.02)	(1.99)	(0.02)	—	(0.02)
Institutional Shares
Year ended 12/31/2006	9.49	0.15	1.29	1.44	(0.14)	—	(0.14)
Year ended 12/31/2005	9.21	0.13	0.28	0.41	(0.13)	—	(0.13)
Year ended 12/31/2004	8.45	0.16	0.74	0.90	(0.14)	—	(0.14)
Year ended 12/31/2003	6.65	0.11	1.77	1.88	(0.08)	—	(0.08)
Period ended 12/31/2002 (i)	8.35	0.09	(1.72)	(1.63)	(0.07)	—	(0.07)
Class R-1 Shares
Year ended 12/31/2006	9.47	0.09	1.30	1.39	(0.10)	—	(0.10)
Year ended 12/31/2005	9.20	0.07	0.27	0.34	(0.07)	—	(0.07)
Period ended 12/31/2004 (j)	8.62	0.04	0.66	0.70	(0.12)	—	(0.12)
Class R-2 Shares
Year ended 12/31/2006	9.46	0.11	1.29	1.40	(0.11)	—	(0.11)
Year ended 12/31/2005	9.20	0.09	0.28	0.37	(0.11)	—	(0.11)
Period ended 12/31/2004 (j)	8.62	0.05	0.65	0.70	(0.12)	—	(0.12)
Class R-3 Shares
Year ended 12/31/2006	9.49	0.14	1.30	1.44	(0.14)	—	(0.14)
Year ended 12/31/2005	9.20	0.12	0.28	0.40	(0.11)	—	(0.11)
Period ended 12/31/2004 (j)	8.62	0.06	0.65	0.71	(0.13)	—	(0.13)

(a)	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio. For the year ended December 31, 2006, the net amounts and ratios flect Barclays’ expense credit for the Master Portfolio described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ expense credit, were 0.05% and 1.93%, respectively, for the year ended December 31, 2006.

(b)	Average shares outstanding for the period were used to calculate net investment income per share.

(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(d)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(e)	The ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio. For the year ended December 31, 2006, the net amounts and ratios do not reflect Barclays’ expense credit for the Master Portfolio described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, excluding Barclays’ expense credit, were 0.05% and 1.93%, respectively, for the year ended December 31, 2006.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions				Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (a) (d)		Net investment income (loss) (a)		Expenses (d) (e)		Net investment income (loss) (e)		Portfolio turnover rate (f)

$10.77	9.57%	$22.1	0.78	%(h)	1.30	%(h)	0.78	%(h)	1.30	%(h)	14%

10.77	9.03	12.0	1.48	(h)	0.59	(h)	1.48	(h)	0.59	(h)	14

10.76	14.97	375.6	0.78		1.21		0.78		1.21		14
9.46	4.08	339.8	0.80		1.10		0.82		1.08		14
9.18	10.06	291.4	0.80		1.29		0.80		1.29		14
8.43	27.39	184.3	0.80		0.99		0.89		0.90		8
6.66	(22.60)	62.9	0.80		0.88		0.86		0.82		12

10.75	14.42	142.9	1.18		0.80		1.18		0.80		14
9.46	3.69	139.0	1.20		0.70		1.22		0.68		14
9.18	9.67	124.1	1.20		0.87		1.20		0.87		14
8.43	27.19	89.7	1.20		0.59		1.29		0.50		8
6.65	(23.00)	38.4	1.20		0.46		1.27		0.39		12

10.79	15.21	66.4	0.53		1.46		0.53		1.46		14
9.49	4.38	53.0	0.48		1.42		0.50		1.40		14
9.21	10.59	40.4	0.30		1.79		0.30		1.79		14
8.45	28.27	25.1	0.30		1.49		0.39		1.40		8
6.65	(19.57)	8.3	0.30	(h)	1.48	(h)	0.35	(h)	1.43	(h)	12

10.76	14.64	5.4	1.10		0.90		1.10		0.90		14
9.47	3.73	3.3	1.12		0.79		1.15		0.76		14
9.20	8.12	1.6	1.12	(h)	1.65	(h)	1.12	(h)	1.65	(h)	14

10.75	14.82	5.9	0.90		1.11		0.90		1.11		14
9.46	3.95	3.5	0.92		1.02		0.95		0.99		14
9.20	8.11	1.1	0.92	(h)	1.93	(h)	0.92	(h)	1.93	(h)	14

10.79	15.14	1.7	0.60		1.39		0.60		1.39		14
9.49	4.35	1.3	0.62		1.28		0.65		1.25		14
9.20	8.20	1.1	0.62	(h)	2.24	(h)	0.62	(h)	2.24	(h)	14

(f)	Amount represents the portfolio turnover rate of the Master Portfolio.

(g)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(h)	Determined on an annualized basis.

(i)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations February 28, 2002.

(j)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b) (c)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Period ended 12/31/2006 (g)	$15.06	$0.05	$0.43	$0.48	$(0.06)	$(1.16)	$(1.22)
Class B Shares
Period ended 12/31/2006 (g)	15.06	(0.03)	0.42	0.39	—	(1.16)	(1.16)
Legacy Class A Shares
Year ended 12/31/2006	13.11	0.05	2.20	2.25	(0.03)	(1.16)	(1.19)
Year ended 12/31/2005	13.31	0.05	0.43	0.48	(0.01)	(0.67)	(0.68)
Year ended 12/31/2004	11.69	0.05	1.99	2.04	(0.03)	(0.39)	(0.42)
Year ended 12/31/2003	8.14	0.04	3.60	3.64	(0.04)	(0.05)	(0.09)
Year ended 12/31/2002	10.37	0.05	(2.23)	(2.18)	— (i)	(0.05)	(0.05)
Legacy Class B Shares
Year ended 12/31/2006	12.99	(0.01)	2.17	2.16	—	(1.16)	(1.16)
Year ended 12/31/2005	13.23	—	0.43	0.43	—	(0.67)	(0.67)
Year ended 12/31/2004	11.65	—	1.97	1.97	—	(0.39)	(0.39)
Year ended 12/31/2003	8.10	—	3.60	3.60	— (i)	(0.05)	(0.05)
Year ended 12/31/2002	10.36	0.01	(2.22)	(2.21)	— (i)	(0.05)	(0.05)
Institutional Shares
Year ended 12/31/2006	13.25	0.09	2.22	2.31	(0.07)	(1.16)	(1.23)
Year ended 12/31/2005	13.44	0.10	0.43	0.53	(0.05)	(0.67)	(0.72)
Year ended 12/31/2004	11.80	0.11	2.00	2.11	(0.08)	(0.39)	(0.47)
Year ended 12/31/2003	8.17	0.09	3.67	3.76	(0.08)	(0.05)	(0.13)
Period ended 12/31/2002 (j)	9.95	0.10	(1.83)	(1.73)	— (i)	(0.05)	(0.05)
Class R-1 Shares
Year ended 12/31/2006	13.21	0.01	2.20	2.21	—	(1.16)	(1.16)
Year ended 12/31/2005	13.44	0.01	0.43	0.44	—	(0.67)	(0.67)
Period ended 12/31/2004 (k)	12.13	0.02	1.73	1.75	(0.05)	(0.39)	(0.44)
Class R-2 Shares
Year ended 12/31/2006	13.24	0.04	2.21	2.25	(0.02)	(1.16)	(1.18)
Year ended 12/31/2005	13.44	0.04	0.44	0.48	(0.01)	(0.67)	(0.68)
Period ended 12/31/2004 (k)	12.13	0.03	1.73	1.76	(0.06)	(0.39)	(0.45)
Class R-3 Shares
Year ended 12/31/2006	13.25	0.08	2.22	2.30	(0.06)	(1.16)	(1.22)
Year ended 12/31/2005	13.44	0.08	0.43	0.51	(0.03)	(0.67)	(0.70)
Period ended 12/31/2004 (k)	12.13	0.04	1.73	1.77	(0.07)	(0.39)	(0.46)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net investment income for Legacy Class B shares represent less than $0.01 per share in 2003, 2004 and 2005.

(c)	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the Master Portfolio through September 9, 2005.

(d)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(e)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(f)	The 2005 portfolio turnover rate reflects the period from September 9, 2005 to December 31, 2005. Prior to September 9, 2005, the Small Cap Index Fund invested all of its assets in its corresponding Master Portfolio. The portfolio turnover rate of the Master Portfolio for the period January 1, 2005 through September 9, 2005 was 19%. The portfolio turnover rate for all other years prior to 2005 represents that of the Master Portfolio.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions				Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses (c) (e)		Net investment income (loss) (c)		Expenses (c) (e)		Net investment income (loss) (c)		Portfolio turnover rate (f)

$14.32	3.15%	$15.3	0.95	%(h)	0.46	%(h)	0.98	%(h)	0.43	%(h)	27%

14.29	2.55	10.1	1.65	(h)	(0.27	)(h)	1.68	(h)	(0.30	)(h)	27
14.17	17.10	183.7	0.95		0.35		0.97		0.33		27
13.11	3.55	157.2	0.95		0.41		1.01		0.35		3
13.31	17.40	134.2	0.95		0.41		0.97		0.39		20
11.69	44.70	87.6	0.95		0.42		1.11		0.26		48
8.14	(21.06)	34.0	0.95		0.53		1.05		0.43		28

13.99	16.58	66.7	1.35		(0.06)		1.37		(0.08)		27
12.99	3.18	75.2	1.35		0.00		1.41		(0.06)		3
13.23	16.90	69.6	1.35		0.00		1.37		(0.02)		20
11.65	44.46	52.4	1.35		0.02		1.51		(0.14)		48
8.10	(21.37)	26.8	1.35		0.12		1.45		0.02		28

14.33	17.36	43.6	0.70		0.61		0.72		0.59		27
13.25	3.89	31.2	0.63		0.73		0.69		0.67		3
13.44	17.84	23.7	0.45		0.92		0.47		0.90		20
11.80	45.97	13.6	0.45		0.91		0.61		0.75		48
8.17	(17.43)	3.9	0.45	(h)	1.16	(h)	0.53	(h)	1.08	(h)	28

14.26	16.69	3.0	1.27		0.05		1.29		0.03		27
13.21	3.20	2.0	1.27		0.09		1.33		0.03		3
13.44	14.42	1.3	1.27	(h)	0.57	(h)	1.31	(h)	0.53	(h)	20

14.31	16.96	3.1	1.07		0.25		1.09		0.23		27
13.24	3.46	1.6	1.07		0.29		1.13		0.23		3
13.44	14.46	1.1	1.07	(h)	0.74	(h)	1.11	(h)	0.70	(h)	20

14.33	17.27	1.3	0.77		0.54		0.79		0.52		27
13.25	3.75	1.1	0.77		0.58		0.83		0.52		3
13.44	14.55	1.1	0.77	(h)	1.04	(h)	0.81	(h)	1.00	(h)	20

(g)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(h)	Determined on an annualized basis.

(i)	Distributions represent less than $0.01 per share.

(j)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations February 28, 2002.

(k)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

FINANCIAL HIGHLIGHTS

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Period ended 12/31/2006 (f)	$13.04	$0.13	$1.11	$1.24	$(0.30)	$(0.14)	$(0.44)
Class B Shares
Period ended 12/31/2006 (f)	13.04	0.08	1.09	1.17	(0.23)	(0.14)	(0.37)
Legacy Class A Shares
Year ended 12/31/2006	11.42	0.22	2.59	2.81	(0.28)	(0.14)	(0.42)
Year ended 12/31/2005	10.30	0.16	1.15	1.31	(0.19)	—	(0.19)
Year ended 12/31/2004	8.74	0.12	1.55	1.67	(0.11)	—	(0.11)
Year ended 12/31/2003	6.45	0.09	2.29	2.38	(0.09)	—	(0.09)
Year ended 12/31/2002	7.87	0.08	(1.43)	(1.35)	(0.07)	—	(0.07)
Legacy Class B Shares
Year ended 12/31/2006	11.42	0.17	2.58	2.75	(0.21)	(0.14)	(0.35)
Year ended 12/31/2005	10.29	0.12	1.15	1.27	(0.14)	—	(0.14)
Year ended 12/31/2004	8.74	0.09	1.54	1.63	(0.08)	—	(0.08)
Year ended 12/31/2003	6.44	0.07	2.29	2.36	(0.06)	—	(0.06)
Year ended 12/31/2002	7.87	0.05	(1.43)	(1.38)	(0.05)	—	(0.05)
Institutional Shares
Year ended 12/31/2006	11.46	0.25	2.59	2.84	(0.31)	(0.14)	(0.45)
Year ended 12/31/2005	10.33	0.20	1.15	1.35	(0.22)	—	(0.22)
Year ended 12/31/2004	8.75	0.17	1.56	1.73	(0.15)	—	(0.15)
Year ended 12/31/2003	6.44	0.13	2.30	2.43	(0.12)	—	(0.12)
Period ended 12/31/2002 (i)	7.48	0.08	(1.01)	(0.93)	(0.11)	—	(0.11)
Class R-1 Shares
Year ended 12/31/2006	11.45	0.17	2.61	2.78	(0.25)	(0.14)	(0.39)
Year ended 12/31/2005	10.32	0.13	1.15	1.28	(0.15)	—	(0.15)
Period ended 12/31/2004 (j)	9.07	0.01	1.37	1.38	(0.13)	—	(0.13)
Class R-2 Shares
Year ended 12/31/2006	11.45	0.21	2.60	2.81	(0.27)	(0.14)	(0.41)
Year ended 12/31/2005	10.32	0.15	1.16	1.31	(0.18)	—	(0.18)
Period ended 12/31/2004 (j)	9.07	0.01	1.38	1.39	(0.14)	—	(0.14)
Class R-3 Shares
Year ended 12/31/2006	11.45	0.24	2.61	2.85	(0.30)	(0.14)	(0.44)
Year ended 12/31/2005	10.32	0.19	1.14	1.33	(0.20)	—	(0.20)
Period ended 12/31/2004 (j)	9.07	0.02	1.37	1.39	(0.14)	—	(0.14)

(a)	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the Master Portfolio through September 9, 2005.

(b)	Average shares outstanding for the period were used to calculate net investment income per share.

(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(d)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(e)	The 2005 portfolio turnover rate reflects the period from September 9, 2005 to December 31, 2005. Prior to September 9, 2005, the International Index Fund invested all of its assets in its corresponding Master Portfolio. The portfolio turnover rate of the Master Portfolio for the period January 1, 2005 through September 9, 2005 was 4%. The portfolio turnover rate for all other years prior to 2005 represents that of the Master Portfolio.

(f)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

See accompanying notes to financial statements.

			Ratios/supplemental data
				Average Net Asset ratios assuming expense reductions				Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)		Net assets, end of period (millions)	Expenses (a) (d)		Net investment income (a)		Expenses (a) (d)		Net investment income (loss) (a)		Portfolio turnover rate (e)

$13.84	9.49	%(g)	$17.1	1.15	%(h)	1.49	%(h)	1.31	%(h)	1.33	%(h)	8%

13.84	8.96	(g)	11.2	1.85	(h)	0.96	(h)	2.00	(h)	0.81	(h)	8

13.81	24.51	(g)	125.4	1.15		1.73		1.31		1.57		8
11.42	12.67		90.9	1.15		1.54		1.28		1.41		1
10.30	19.15		60.0	1.15		1.36		1.21		1.30		39
8.74	36.95		36.0	1.15		1.29		1.35		1.09		18
6.45	(17.08)		19.5	1.15		1.06		1.27		0.94		20

13.82	24.00	(g)	40.3	1.55		1.35		1.71		1.19		8
11.42	12.36		47.5	1.55		1.17		1.68		1.04		1
10.29	18.60		38.6	1.55		0.98		1.61		0.92		39
8.74	36.71		28.9	1.55		0.93		1.75		0.73		18
6.44	(17.56)		18.7	1.55		0.66		1.67		0.54		20

13.85	24.72	(g)	33.2	0.90		1.95		1.06		1.79		8
11.46	13.02		19.1	0.83		1.86		0.96		1.73		1
10.33	19.81		11.8	0.65		1.86		0.71		1.80		39
8.75	37.79		6.1	0.65		1.75		0.85		1.55		18
6.44	(12.45)		2.8	0.65	(h)	1.33	(h)	0.74	(h)	1.24	(h)	20

13.84	24.19	(g)	3.1	1.47		1.37		1.63		1.21		8
11.45	12.44		1.9	1.47		1.23		1.60		1.10		1
10.32	15.24		1.3	1.47	(h)	0.28	(h)	1.56	(h)	0.19	(h)	39

13.85	24.45	(g)	3.2	1.27		1.61		1.43		1.45		8
11.45	12.66		1.8	1.27		1.41		1.40		1.28		1
10.32	15.27		1.1	1.27	(h)	0.47	(h)	1.36	(h)	0.38	(h)	39

13.86	24.81	(g)	1.7	0.97		1.91		1.13		1.75		8
11.45	12.88		1.3	0.97		1.75		1.10		1.62		1
10.32	15.37		1.1	0.97	(h)	0.77	(h)	1.05	(h)	0.69	(h)	39

(g)	Based upon net asset value of $13.84, $13.84, $13.81, $13.82, $13.85, $13.84, $13.85 and $13.86 for Class A, Class B, Legacy Class A, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3, respectively, as of December 31, 2006 (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006 and the subsequent fair valuation of the equity securities). For shareholder purchases and redemptions on December 29, 2006, the net asset value was $13.87, $13.87, $13.84, $13.85, $13.88, $13.87, $13.87 and $13.89, respectively, which caused the total return for the year ended December 31, 2006 to be equivalent to 9.72%, 9.19%, 24.78%, 24.27%, 24.99%, 24.45%, 24.63% and 25.08%, respectively.

(h)	Determined on an annualized basis.

(i)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations February 28, 2002.

(j)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (b)	Total distributions
Class A Shares
Period ended 12/31/2006 (f)	$9.99	$0.21	$0.60	$0.81	$(0.25)	$(0.55)	$(0.80)
Class B Shares
Period ended 12/31/2006 (f)	9.99	0.15	0.61	0.76	(0.20)	(0.55)	(0.75)
Legacy Class A Shares
Year ended 12/31/2006	9.76	0.24	0.84	1.08	(0.24)	(0.55)	(0.79)
Year ended 12/31/2005	9.52	0.21	0.17	0.38	(0.14)	—	(0.14)
Year ended 12/31/2004	9.14	0.20	0.37	0.57	(0.19)	—	(0.19)
Year ended 12/31/2003	8.10	0.16	1.03	1.19	(0.15)	—	(0.15)
Year ended 12/31/2002	8.98	0.19	(0.97)	(0.78)	(0.10)	—	(0.10)
Legacy Class B Shares
Year ended 12/31/2006	9.77	0.19	0.84	1.03	(0.19)	(0.55)	(0.74)
Year ended 12/31/2005	9.53	0.17	0.19	0.36	(0.12)	—	(0.12)
Year ended 12/31/2004	9.15	0.16	0.38	0.54	(0.16)	—	(0.16)
Year ended 12/31/2003	8.10	0.12	1.04	1.16	(0.11)	—	(0.11)
Year ended 12/31/2002	8.97	0.16	(0.95)	(0.79)	(0.08)	—	(0.08)
Institutional Shares
Year ended 12/31/2006	9.71	0.27	0.83	1.10	(0.26)	(0.55)	(0.81)
Year ended 12/31/2005	9.47	0.25	0.15	0.40	(0.16)	—	(0.16)
Year ended 12/31/2004	9.10	0.25	0.36	0.61	(0.24)	—	(0.24)
Year ended 12/31/2003	8.06	0.21	1.01	1.22	(0.18)	—	(0.18)
Period ended 12/31/2002 (i)	8.94	0.22	(0.94)	(0.72)	(0.16)	—	(0.16)
Class R-1 Shares
Year ended 12/31/2006	9.62	0.22	0.81	1.03	(0.21)	(0.55)	(0.76)
Year ended 12/31/2005	9.40	0.19	0.17	0.36	(0.14)	—	(0.14)
Period ended 12/31/2004 (j)	9.13	0.13	0.35	0.48	(0.21)	—	(0.21)
Class R-2 Shares
Year ended 12/31/2006	9.63	0.23	0.82	1.05	(0.23)	(0.55)	(0.78)
Year ended 12/31/2005	9.40	0.20	0.17	0.37	(0.14)	—	(0.14)
Period ended 12/31/2004 (j)	9.13	0.14	0.35	0.49	(0.22)	—	(0.22)
Class R-3 Shares
Year ended 12/31/2006	9.64	0.26	0.82	1.08	(0.26)	(0.55)	(0.81)
Year ended 12/31/2005	9.40	0.22	0.17	0.39	(0.15)	—	(0.15)
Period ended 12/31/2004 (j)	9.13	0.15	0.35	0.50	(0.23)	—	(0.23)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Distributions represent less than $0.01 per share in 2003 and 2002.

(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(d)	The expense ratios for the Institutional shares include the effect of the decreased voluntary expense reduction threshold (where applicable) and decreased shareholder services fees effective May 1, 2005.

(e)	Expense ratios relate to the Equity and Bond Fund only and do not reflect the Fund’s proportionate share of the expenses of the underlying funds.

(f)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(g)	Determined on an annualized basis.

(h)	Represents less than 0.5% in 2003.

(i)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations February 28, 2002.

(j)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations August 31, 2004.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions				Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (d) (e)		Net investment income (loss)		Expenses (d) (e)		Net investment income (loss)		Portfolio turnover rate

$10.00	8.10%	$12.7	0.25	%(g)	3.00	%(g)	0.44	%(g)	2.81	%(g)	1%

10.00	7.59	10.2	0.95	(g)	2.13	(g)	1.13	%(g)	1.95	(g)	1

10.05	11.05	107.3	0.25		2.33		0.41		2.17		1
9.76	4.70	108.9	0.33		2.18		0.47		2.04		1
9.52	6.28	99.4	0.50		2.16		0.59		2.07		1
9.14	14.70	83.0	0.50		1.89		0.61		1.78		0	(h)
8.10	(7.93)	48.6	0.50		2.30		0.61		2.19		3

10.06	10.56	52.9	0.65		1.91		0.81		1.75		1
9.77	4.28	60.4	0.73		1.77		0.87		1.63		1
9.53	5.89	56.6	0.90		1.76		0.99		1.67		1
9.15	14.36	49.0	0.90		1.45		1.00		1.35		0	(h)
8.10	(8.25)	33.3	0.90		1.85		1.01		1.74		3

10.00	11.38	10.9	0.00		2.66		0.17		2.49		1
9.71	5.14	9.0	0.00		2.59		0.14		2.45		1
9.47	6.77	6.8	0.00		2.75		0.09		2.66		1
9.10	15.26	4.7	0.00		2.44		0.13		2.31		0	(h)
8.06	(7.12)	1.5	0.00	(g)	3.33	(g)	0.09	(g)	3.24	(g)	3

9.89	10.71	2.1	0.57		2.19		0.74		2.02		1
9.62	4.36	1.5	0.64		1.97		0.78		1.83		1
9.40	5.28	1.1	0.82	(g)	3.77	(g)	0.92	(g)	3.67	(g)	1

9.90	10.90	1.4	0.37		2.32		0.54		2.15		1
9.63	4.56	1.1	0.45		2.07		0.59		1.93		1
9.40	5.33	1.0	0.62	(g)	3.82	(g)	0.72	(g)	3.72	(g)	1

9.91	11.19	1.2	0.07		2.57		0.23		2.41		1
9.64	4.96	1.1	0.15		2.36		0.29		2.22		1
9.40	5.43	1.0	0.32	(g)	4.13	(g)	0.42	(g)	4.03	(g)	1

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Period ended 12/31/2006 (c)	$10.11	$0.30	$0.21	$0.51	$(0.30)	$—	$(0.30)
Class B Shares
Period ended 12/31/2006 (c)	10.11	0.27	0.21	0.48	(0.27)	—	($0.27)
Legacy Class A Shares
Year ended 12/31/2006	10.39	0.43	(0.06)	0.37	(0.43)	—	(0.43)
Year ended 12/31/2005	10.66	0.41	(0.27)	0.14	(0.41)	—	(0.41)
Year ended 12/31/2004	10.66	0.40	—	0.40	(0.40)	—	(0.40)
Year ended 12/31/2003	10.73	0.40	(0.07)	0.33	(0.40)	—	(0.40)
Year ended 12/31/2002	10.35	0.51	0.40	0.91	(0.51)	(0.02)	(0.53)
Legacy Class B Shares
Year ended 12/31/2006	10.39	0.39	(0.05)	0.34	(0.39)	—	(0.39)
Year ended 12/31/2005	10.66	0.37	(0.27)	0.10	(0.37)	—	(0.37)
Year ended 12/31/2004	10.66	0.36	—	0.36	(0.36)	—	(0.36)
Year ended 12/31/2003	10.73	0.36	(0.07)	0.29	(0.36)	—	(0.36)
Year ended 12/31/2002	10.35	0.47	0.40	0.87	(0.47)	(0.02)	(0.49)
Institutional Shares
Year ended 12/31/2006	10.38	0.46	(0.06)	0.40	(0.46)	—	(0.46)
Year ended 12/31/2005	10.64	0.44	(0.26)	0.18	(0.44)	—	(0.44)
Year ended 12/31/2004	10.65	0.46	(0.01)	0.45	(0.46)	—	(0.46)
Year ended 12/31/2003	10.72	0.46	(0.07)	0.39	(0.46)	—	(0.46)
Year ended 12/31/2002	10.33	0.56	0.41	0.97	(0.56)	(0.02)	(0.58)
Class R-1 Shares
Year ended 12/31/2006	10.38	0.40	(0.06)	0.34	(0.40)	—	(0.40)
Year ended 12/31/2005	10.64	0.38	(0.26)	0.12	(0.38)	—	(0.38)
Period ended 12/31/2004 (e)	10.61	0.13	0.03	0.16	(0.13)	—	(0.13)
Class R-2 Shares
Year ended 12/31/2006	10.37	0.42	(0.05)	0.37	(0.42)	—	(0.42)
Year ended 12/31/2005	10.65	0.40	(0.28)	0.12	(0.40)	—	(0.40)
Period ended 12/31/2004 (e)	10.61	0.14	0.04	0.18	(0.14)	—	(0.14)
Class R-3 Shares
Year ended 12/31/2006	10.38	0.45	(0.05)	0.40	(0.45)	—	(0.45)
Year ended 12/31/2005	10.65	0.43	(0.27)	0.16	(0.43)	—	(0.43)
Period ended 12/31/2004 (e)	10.61	0.15	0.04	0.19	(0.15)	—	(0.15)

(a)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(b)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(c)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(d)	Determined on an annualized basis.

(e)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations August 23, 2004.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions				Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (a)	Net assets, end of period (millions)	Expenses (b)		Net investment income (loss)		Expenses (b)		Net investment income (loss)		Portfolio turnover rate

$10.32	5.06%	$12.3	0.69	%(d)	4.25	%(d)	0.69	%(d)	4.25	%(d)	16%

10.32	4.78	5.4	1.09	(d)	3.84	(d)	1.09	(d)	3.84	(d)	16

10.33	3.68	120.9	0.69		4.20		0.69		4.20		16
10.39	1.32	138.0	0.70		3.89		0.73		3.86		11
10.66	3.86	121.1	0.68		3.79		0.68		3.79		12
10.66	3.16	101.2	0.70		3.76		0.70		3.75		18
10.73	9.02	55.8	0.70		4.80		0.71		4.79		15

10.34	3.37	53.8	1.09		3.80		1.09		3.80		16
10.39	0.93	55.8	1.10		3.49		1.13		3.46		11
10.66	3.45	54.5	1.08		3.39		1.08		3.39		12
10.66	2.78	49.7	1.10		3.36		1.10		3.36		18
10.73	8.59	31.4	1.10		4.44		1.11		4.43		15

10.32	3.94	89.7	0.44		4.46		0.44		4.46		16
10.38	1.76	81.4	0.37		4.22		0.40		4.19		11
10.64	4.29	72.9	0.18		4.29		0.18		4.29		12
10.65	3.69	61.5	0.20		4.28		0.20		4.28		18
10.72	9.69	35.8	0.20		5.36		0.20		5.36		15

10.32	3.35	2.2	1.01		3.89		1.01		3.89		16
10.38	1.12	1.7	1.02		3.58		1.05		3.55		11
10.64	1.53	1.2	1.00	(d)	3.48	(d)	1.00	(d)	3.48	(d)	12

10.32	3.66	2.3	0.81		4.09		0.81		4.09		16
10.37	1.12	1.6	0.82		3.78		0.85		3.75		11
10.65	1.70	1.0	0.80	(d)	3.68	(d)	0.80	(d)	3.68	(d)	12

10.33	3.97	1.2	0.51		4.39		0.51		4.39		16
10.38	1.51	1.1	0.52		4.08		0.55		4.05		11
10.65	1.81	1.0	0.50	(d)	3.98	(d)	0.50	(d)	3.98	(d)	12

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Period ended 12/31/2006 (c)	$10.79	$0.29	$0.11	$0.40	$(0.29)	$(0.01)	$(0.30)
Class B Shares
Period ended 12/31/2006 (c)	10.79	0.26	0.11	0.37	(0.26)	(0.01)	(0.27)
Legacy Class A Shares
Year ended 12/31/2006	10.96	0.43	(0.08)	0.35	(0.43)	(0.01)	(0.44)
Year ended 12/31/2005	11.13	0.43	(0.17)	0.26	(0.43)	—	(0.43)
Year ended 12/31/2004	11.15	0.43	(0.02)	0.41	(0.43)	—	(0.43)
Year ended 12/31/2003	10.97	0.42	0.18	0.60	(0.42)	—	(0.42)
Year ended 12/31/2002	10.23	0.43	0.74	1.17	(0.43)	—	(0.43)
Legacy Class B Shares
Year ended 12/31/2006	10.96	0.39	(0.08)	0.31	(0.39)	(0.01)	(0.40)
Year ended 12/31/2005	11.13	0.38	(0.17)	0.21	(0.38)	—	(0.38)
Year ended 12/31/2004	11.15	0.38	(0.02)	0.36	(0.38)	—	(0.38)
Year ended 12/31/2003	10.97	0.38	0.18	0.56	(0.38)	—	(0.38)
Year ended 12/31/2002	10.23	0.39	0.74	1.13	(0.39)	—	(0.39)
Institutional Shares
Year ended 12/31/2006	10.97	0.46	(0.08)	0.38	(0.46)	(0.01)	(0.47)
Year ended 12/31/2005	11.14	0.47	(0.17)	0.30	(0.47)	—	(0.47)
Year ended 12/31/2004	11.16	0.48	(0.02)	0.46	(0.48)	—	(0.48)
Year ended 12/31/2003	10.98	0.48	0.18	0.66	(0.48)	—	(0.48)
Period ended 12/31/2002 (e)	10.52	0.40	0.46	0.86	(0.40)	—	(0.40)

(a)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(b)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(c)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(d)	Determined on an annualized basis.

(e)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations February 28, 2002.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions				Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (a)	Net assets, end of period (millions)	Expenses (b)		Net investment income (loss)		Expenses (b)		Net investment income (loss)		Portfolio turnover rate

$10.89	3.80%	$6.3	0.70	%(d)	3.95	%(d)	0.70	%(d)	3.95	%(d)	4%

10.89	3.52	3.3	1.10	(d)	3.55	(d)	1.11	(d)	3.54	(d)	4

10.87	3.32	64.0	0.70		3.97		0.71		3.96		4
10.96	2.35	73.3	0.70		3.86		0.72		3.84		0
11.13	3.74	66.2	0.70		3.86		0.70		3.86		2
11.15	5.60	59.6	0.70		3.83		0.70		3.83		8
10.97	11.64	43.7	0.70		4.03		0.71		4.02		7

10.87	2.91	26.5	1.10		3.58		1.11		3.57		4
10.96	1.94	34.0	1.10		3.47		1.12		3.45		0
11.13	3.33	34.8	1.10		3.46		1.10		3.46		2
11.15	5.18	35.2	1.10		3.43		1.10		3.43		8
10.97	11.20	32.0	1.10		3.64		1.12		3.62		7

10.88	3.58	0.2	0.45		4.22		0.46		4.21		4
10.97	2.69	0.2	0.38		4.19		0.40		4.17		0
11.14	4.26	0.2	0.20		4.36		0.20		4.36		2
11.16	6.18	0.2	0.20		4.33		0.21		4.32		8
10.98	8.35	0.1	0.20	(d)	4.49	(d)	0.21	(d)	4.48	(d)	7

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations		Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Total from investment operations	Net investment income (a) (b)	Total distributions
Class A Shares
Period ended 12/31/2006 (e)	$1.00	$0.03	$0.03	$(0.03)	$(0.03)
Class B Shares
Period ended 12/31/2006 (e)	1.00	0.03	0.03	(0.03)	(0.03)
Legacy Class A Shares
Year ended 12/31/2006	1.00	0.04	0.04	(0.04)	(0.04)
Year ended 12/31/2005	1.00	0.03	0.03	(0.03)	(0.03)
Year ended 12/31/2004	1.00	0.01	0.01	(0.01)	(0.01)
Year ended 12/31/2003	1.00	0.01	0.01	(0.01)	(0.01)
Year ended 12/31/2002	1.00	0.01	0.01	(0.01)	(0.01)
Legacy Class B Shares
Year ended 12/31/2006	1.00	0.04	0.04	(0.04)	(0.04)
Year ended 12/31/2005	1.00	0.02	0.02	(0.02)	(0.02)
Year ended 12/31/2004	1.00	—	—	—	—
Year ended 12/31/2003	1.00	—	—	—	—
Year ended 12/31/2002	1.00	0.01	0.01	(0.01)	(0.01)
Institutional Shares
Year ended 12/31/2006	1.00	0.05	0.05	(0.05)	(0.05)
Year ended 12/31/2005	1.00	0.03	0.03	(0.03)	(0.03)
Year ended 12/31/2004	1.00	0.01	0.01	(0.01)	(0.01)
Year ended 12/31/2003	1.00	0.01	0.01	(0.01)	(0.01)
Period ended 12/31/2002 (g)	1.00	0.01	0.01	(0.01)	(0.01)
Class R-1 Shares
Year ended 12/31/2006	1.00	0.04	0.04	(0.04)	(0.04)
Year ended 12/31/2005	1.00	0.02	0.02	(0.02)	(0.02)
Period ended 12/31/2004 (h)	1.00	—	—	—	—
Class R-2 Shares
Year ended 12/31/2006	1.00	0.04	0.04	(0.04)	(0.04)
Year ended 12/31/2005	1.00	0.02	0.02	(0.02)	(0.02)
Period ended 12/31/2004 (h)	1.00	—	—	—	—
Class R-3 Shares
Year ended 12/31/2006	1.00	0.04	0.04	(0.04)	(0.04)
Year ended 12/31/2005	1.00	0.03	0.03	(0.03)	(0.03)
Period ended 12/31/2004 (h)	1.00	—	—	—	—

(a)	Net investment income and distributions for Legacy Class B shares represent less than $0.01 per share in 2004 and 2003.

(b)	Net investment income and distributions for Class R-1 shares, Class R-2 shares and Class R-3 shares represent less than $0.01 per share in 2004.

(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class B and Legacy Class B shares. All other classes do not have a sales charge.

(d)	The expense ratios for the Institutional shares includes the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(e)	For all the data, the period is from commencement of investment operations April 27, 2006. (f) Determined on an annualized basis.

(g)	For all the data, the period is from commencement of investment operations February 28, 2002. (h) For all the data, the period is from commencement of investment operations August 31, 2004.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions				Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (d)		Net investment income (loss)		Expenses (d)		Net investment income (loss)

$1.00	3.23%	$19.5	0.60	%(f)	4.62	%(f)	0.60	%(f)	4.62	%(f)

1.00	2.91	2.5	1.00	(f)	4.22	(f)	1.02	(f)	4.20	(f)

1.00	4.50	75.2	0.60		4.38		0.63		4.35
1.00	2.64	80.5	0.60		2.62		0.71		2.51
1.00	0.76	73.1	0.60		0.78		0.63		0.75
1.00	0.54	65.1	0.60		0.52		0.65		0.47
1.00	1.14	36.2	0.60		1.10		0.71		0.99

1.00	4.08	4.1	1.00		3.93		1.03		3.90
1.00	2.22	6.4	1.00		2.22		1.11		2.11
1.00	0.36	5.9	1.00		0.36		1.03		0.33
1.00	0.14	5.7	1.00		0.14		1.03		0.11
1.00	0.74	5.4	1.00		0.73		1.13		0.60

1.00	4.65	12.9	0.45		4.57		0.48		4.54
1.00	2.89	11.2	0.37		2.85		0.48		2.74
1.00	1.17	9.2	0.20		1.20		0.23		1.17
1.00	0.94	6.9	0.20		0.92		0.24		0.88
1.00	1.28	2.6	0.20	(f)	1.47	(f)	0.27	(f)	1.40	(f)

1.00	4.16	4.3	0.92		4.11		0.94		4.09
1.00	2.32	2.7	0.92		2.42		1.04		2.30
1.00	0.31	1.1	0.92	(f)	0.94	(f)	0.98	(f)	0.88	(f)

1.00	4.37	3.8	0.72		4.34		0.74		4.32
1.00	2.51	2.5	0.72		2.51		0.83		2.40
1.00	0.38	1.0	0.72	(f)	1.14	(f)	0.78	(f)	1.08	(f)

1.00	4.57	1.3	0.52		4.49		0.55		4.46
1.00	2.72	1.2	0.52		2.72		0.63		2.61
1.00	0.45	1.1	0.52	(f)	1.34	(f)	0.58	(f)	1.28	(f)

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST LIFEPATH INCOME FUND

FINANCIAL HIGHLIGHTS

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (c)	Total distributions
Class A Shares
Period ended 12/31/2006 (h)	$11.45	$0.25	$0.44	$0.69	$(0.45)	$(0.10)	$(0.55)
Class B Shares
Period ended 12/31/2006 (h)	11.45	0.19	0.44	0.63	(0.36)	(0.10)	(0.46)
Legacy Class A Shares
Year ended 12/31/2006	11.24	0.33	0.59	0.92	(0.32)	(0.10)	(0.42)
Year ended 12/31/2005	11.11	0.26	0.17	0.43	(0.27)	(0.03)	(0.30)
Year ended 12/31/2004	10.82	0.17	0.46	0.63	(0.17)	(0.17)	(0.34)
Period ended 12/31/2003 (j)	10.00	0.07	0.80	0.87	(0.05)	—	(0.05)
Legacy Class B Shares
Year ended 12/31/2006	11.24	0.29	0.59	0.88	(0.28)	(0.10)	(0.38)
Year ended 12/31/2005	11.10	0.21	0.17	0.38	(0.21)	(0.03)	(0.24)
Year ended 12/31/2004	10.81	0.13	0.46	0.59	(0.13)	(0.17)	(0.30)
Period ended 12/31/2003 (j)	10.00	0.05	0.79	0.84	(0.03)	—	(0.03)
Institutional Shares
Year ended 12/31/2006	11.27	0.36	0.59	0.95	(0.35)	(0.10)	(0.45)
Year ended 12/31/2005	11.13	0.29	0.17	0.46	(0.29)	(0.03)	(0.32)
Year ended 12/31/2004	10.84	0.23	0.46	0.69	(0.23)	(0.17)	(0.40)
Period ended 12/31/2003 (j)	10.00	0.10	0.80	0.90	(0.06)	—	(0.06)
Class R-1 Shares
Year ended 12/31/2006	11.13	0.29	0.58	0.87	(0.32)	(0.10)	(0.42)
Year ended 12/31/2005	11.08	0.22	0.17	0.39	(0.31)	(0.03)	(0.34)
Period ended 12/31/2004 (k)	10.95	0.04	0.44	0.48	(0.18)	(0.17)	(0.35)
Class R-2 Shares
Year ended 12/31/2006	11.24	0.32	0.58	0.90	(0.26)	(0.10)	(0.36)
Year ended 12/31/2005	11.09	0.25	0.17	0.42	(0.24)	(0.03)	(0.27)
Period ended 12/31/2004 (k)	10.95	0.05	0.43	0.48	(0.17)	(0.17)	(0.34)
Class R-3 Shares
Year ended 12/31/2006	11.25	0.35	0.60	0.95	(0.34)	(0.10)	(0.44)
Year ended 12/31/2005	11.09	0.28	0.17	0.45	(0.26)	(0.03)	(0.29)
Period ended 12/31/2004 (k)	10.95	0.06	0.43	0.49	(0.18)	(0.17)	(0.35)

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio and reflect SFIMC’s voluntary expense reduction threshold. The net amounts and ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios (beginning in 2004), and reflect Barclays’ expense credit (beginning in 2006) and waiver (beginning in 2004) for the Master Portfolio described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ expense credit and waiver, were 0.28% and 3.80%, respectively, for the year ended December 31, 2006.

(b)	Average shares outstanding for the period were used to calculate net investment income.

(c)	Distributions represent less than $0.01 per share in 2003.

(d)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(e)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(f)	Ratios reflect inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect SFIMC’s voluntary expense reduction threshold. The ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios (beginning in 2004), but do not reflect Barclays’ expense credit (beginning in 2006) and waiver (beginning in 2004) for the Master Portfolio described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, excluding any Barclays’ expense credit and waiver, were 0.61% and 3.47%, respectively, for the year ended December 31, 2006.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions and expense waivers				Average Net Asset ratios absent expense reductions and expense waivers
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses (a) (e)		Net investment income (loss) (a)		Expenses (e) (f)		Net investment income (loss) (f)		Portfolio turnover rate (g)

$11.59	6.20%	$13.2	1.21	%(i)	3.35	%(i)	1.68	%(i)	2.88	%(i)	10%

11.62	5.64	0.5	1.92	(i)	2.42	(i)	2.39	(i)	1.95	(i)	10

11.74	8.30	113.5	1.22		2.89		1.70		2.41		10
11.24	3.86	101.2	1.26		2.30		1.63		1.93		11
11.11	5.87	66.0	1.26		1.58		1.61		1.23		138
10.82	8.74	31.0	1.30	(i)	1.13	(i)	1.73	(i)	0.70	(i)	29

11.74	7.90	12.0	1.62		2.48		2.10		2.00		10
11.24	3.44	11.1	1.66		1.91		2.03		1.54		11
11.10	5.46	8.7	1.66		1.18		2.01		0.83		138
10.81	8.47	4.1	1.70	(i)	0.75	(i)	2.31	(i)	0.14	(i)	29

11.77	8.59	11.0	0.97		3.15		1.45		2.67		10
11.27	4.19	8.6	0.93		2.64		1.30		2.27		11
11.13	6.37	6.8	0.76		2.10		1.11		1.75		138
10.84	9.09	2.9	0.80	(i)	1.66	(i)	1.56	(i)	0.90	(i)	29

11.58	7.95	1.4	1.54		2.56		2.02		2.08		10
11.13	3.55	0.9	1.58		1.96		1.95		1.59		11
11.08	4.44	0.1	1.56	(i)	1.30	(i)	1.86	(i)	1.00	(i)	138

11.78	8.16	0.9	1.34		2.78		1.82		2.30		10
11.24	3.80	0.7	1.38		2.16		1.75		1.79		11
11.09	4.43	0.1	1.36	(i)	1.46	(i)	1.65	(i)	1.17	(i)	138

11.76	8.57	0.1	1.04		3.01		1.52		2.53		10
11.25	4.09	0.1	1.08		2.49		1.45		2.12		11
11.09	4.52	0.1	1.06	(i)	1.76	(i)	1.35	(i)	1.47	(i)	138

(g)	Amount represents the portfolio turnover rate of the Master Portfolio.

(h)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(i)	Determined on an annualized basis.

(j)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations May 9, 2003.

(k)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST LIFEPATH 2010 FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughtout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (c)	Total distributions
Class A Shares
Period ended 12/31/2006 (h)	$12.29	$0.26	$0.58	$0.84	$(0.33)	$(0.14)	$(0.47)
Class B Shares
Period ended 12/31/2006 (h)	12.29	0.19	0.56	0.75	(0.30)	(0.14)	(0.44)
Legacy Class A Shares
Year ended 12/31/2006	11.84	0.32	0.84	1.16	(0.29)	(0.14)	(0.43)
Year ended 12/31/2005	11.58	0.24	0.31	0.55	(0.23)	(0.06)	(0.29)
Year ended 12/31/2004	11.16	0.17	0.61	0.78	(0.13)	(0.23)	(0.36)
Period ended 12/31/2003 (k)	10.00	0.06	1.13	1.19	(0.03)	—	(0.03)
Legacy Class B Shares
Year ended 12/31/2006	11.81	0.27	0.83	1.10	(0.24)	(0.14)	(0.38)
Year ended 12/31/2005	11.54	0.19	0.32	0.51	(0.18)	(0.06)	(0.24)
Year ended 12/31/2004	11.14	0.12	0.61	0.73	(0.10)	(0.23)	(0.33)
Period ended 12/31/2003 (k)	10.00	0.04	1.12	1.16	(0.02)	—	(0.02)
Institutional Shares
Year ended 12/31/2006	11.92	0.36	0.82	1.18	(0.32)	(0.14)	(0.46)
Year ended 12/31/2005	11.64	0.28	0.32	0.60	(0.26)	(0.06)	(0.32)
Year ended 12/31/2004	11.21	0.23	0.60	0.83	(0.17)	(0.23)	(0.40)
Period ended 12/31/2003 (k)	10.00	0.09	1.16	1.25	(0.04)	—	(0.04)
Class R-1 Shares
Year ended 12/31/2006	11.85	0.28	0.85	1.13	(0.27)	(0.14)	(0.41)
Year ended 12/31/2005	11.64	0.21	0.29	0.50	(0.23)	(0.06)	(0.29)
Period ended 12/31/2004 (l)	11.37	0.04	0.61	0.65	(0.15)	(0.23)	(0.38)
Class R-2 Shares
Year ended 12/31/2006	11.90	0.32	0.83	1.15	(0.29)	(0.14)	(0.43)
Year ended 12/31/2005	11.64	0.23	0.31	0.54	(0.22)	(0.06)	(0.28)
Period ended 12/31/2004 (l)	11.37	0.05	0.60	0.65	(0.15)	(0.23)	(0.38)
Class R-3 Shares
Year ended 12/31/2006	11.90	0.35	0.84	1.19	(0.32)	(0.14)	(0.46)
Year ended 12/31/2005	11.64	0.27	0.30	0.57	(0.25)	(0.06)	(0.31)
Period ended 12/31/2004 (l)	11.37	0.06	0.60	0.66	(0.16)	(0.23)	(0.39)

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio and reflect SFIMC’s voluntary expense reduction threshold. The net amounts and ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios (beginning in 2004), and reflect Barclays’ expense credit (beginning in 2006) and waiver (beginning in 2004) for the Master Portfolio described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ expense credit and waiver, were 0.27% and 3.49%, respectively, for the year ended December 31, 2006.

(b)	Average shares outstanding for the period were used to calculate net investment income.

(c)	Distributions represent less than $0.01 per share in 2003.

(d)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(e)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(f)	Ratios reflect inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect SFIMC’s voluntary expense reduction threshold. The ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios (beginning in 2004), but do not reflect Barclays’ expense credit (beginning in 2006) and waiver (beginning in 2004) for the Master Portfolio described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, excluding any Barclays’ expense credit and waiver, were 0.60% and 3.16%, respectively, for the year ended December 31, 2006.

See accompanying notes to financial statements.

			Ratios/supplemental data
				Average Net Asset ratios assuming expense reductions and expense waivers				Average Net Asset ratios absent expense reductions and expense waivers
Net asset value, end of period	Total return (d)		Net assets, end of period (millions)	Expenses (a) (e)		Net investment income (loss) (a)		Expenses (e) (f)		Net investment income (loss) (f)		Portfolio turnover rate (g)

$12.66	6.82%		$34.9	1.18	%(i)	3.06	%(i)	1.50	%(i)	2.74	%(i)	12%

12.60	6.06	(j)	1.7	1.87	(i)	2.30	(i)	2.20	(i)	1.97	(i)	12

12.57	9.79		270.6	1.17		2.63		1.51		2.29		12
11.84	4.73		216.5	1.24		2.04		1.58		1.70		12
11.58	6.98		130.3	1.25		1.49		1.57		1.17		130
11.16	11.91		40.8	1.30	(i)	0.98	(i)	1.59	(i)	0.69	(i)	23

12.53	9.32		49.0	1.57		2.22		1.91		1.88		12
11.81	4.45		41.3	1.64		1.64		1.98		1.30		12
11.54	6.49		28.8	1.65		1.09		1.97		0.77		130
11.14	11.60		11.4	1.70	(i)	0.58	(i)	2.07	(i)	0.21	(i)	23

12.64	9.90		32.5	0.92		2.91		1.26		2.57		12
11.92	5.14		23.1	0.92		2.37		1.26		2.03		12
11.64	7.37		14.4	0.75		2.00		1.07		1.68		130
11.21	12.55		4.2	0.80	(i)	1.47	(i)	1.31	(i)	0.96	(i)	23

12.57	9.50		3.3	1.49		2.27		1.82		1.94		12
11.85	4.31		1.7	1.56		1.81		1.90		1.47		12
11.64	5.66		0.1	1.55	(i)	1.27	(i)	1.85	(i)	0.97	(i)	130

12.62	9.64		2.7	1.29		2.57		1.62		2.24		12
11.90	4.63		1.1	1.36		1.91		1.70		1.57		12
11.64	5.67		0.1	1.35	(i)	1.38	(i)	1.65	(i)	1.08	(i)	130

12.63	9.95		0.4	0.99		2.81		1.32		2.48		12
11.90	4.95		0.3	1.06		2.28		1.40		1.94		12
11.64	5.76		0.1	1.05	(i)	1.66	(i)	1.35	(i)	1.36	(i)	130

(g)	Amount represents the portfolio turnover rate of the Master Portfolio.

(h)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(i)	Determined on an annualized basis.

(j)	Based upon net asset value of $12.60 as of December 31, 2006 (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006). For shareholder purchases and redemptions on December 29, 2006, the net asset value was $12.61, which caused the total return for the year ended December 31, 2006 to be equivalent to 6.14%.

(k)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations May 9, 2003.

(l)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST LIFEPATH 2020 FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughtout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (c)	Total distributions
Class A Shares
Period ended 12/31/2006 (h)	$13.43	$0.26	$0.76	$1.02	$(0.28)	$(0.19)	$(0.47)
Class B Shares
Period ended 12/31/2006 (h)	13.43	0.18	0.77	0.95	(0.25)	(0.19)	(0.44)
Legacy Class A Shares
Year ended 12/31/2006	12.70	0.28	1.33	1.61	(0.24)	(0.19)	(0.43)
Year ended 12/31/2005	12.24	0.20	0.54	0.74	(0.18)	(0.10)	(0.28)
Year ended 12/31/2004	11.55	0.16	0.85	1.01	(0.12)	(0.20)	(0.32)
Period ended 12/31/2003 (j)	10.00	0.06	1.52	1.58	(0.03)	—	(0.03)
Legacy Class B Shares
Year ended 12/31/2006	12.68	0.22	1.33	1.55	(0.19)	(0.19)	(0.38)
Year ended 12/31/2005	12.22	0.15	0.55	0.70	(0.14)	(0.10)	(0.24)
Year ended 12/31/2004	11.54	0.11	0.85	0.96	(0.08)	(0.20)	(0.28)
Period ended 12/31/2003 (j)	10.00	0.04	1.52	1.56	(0.02)	—	(0.02)
Institutional Shares
Year ended 12/31/2006	12.79	0.32	1.32	1.64	(0.27)	(0.19)	(0.46)
Year ended 12/31/2005	12.31	0.24	0.55	0.79	(0.21)	(0.10)	(0.31)
Year ended 12/31/2004	11.59	0.22	0.86	1.08	(0.16)	(0.20)	(0.36)
Period ended 12/31/2003 (j)	10.00	0.10	1.53	1.63	(0.04)	—	(0.04)
Class R-1 Shares
Year ended 12/31/2006	12.73	0.24	1.36	1.60	(0.22)	(0.19)	(0.41)
Year ended 12/31/2005	12.31	0.18	0.53	0.71	(0.19)	(0.10)	(0.29)
Period ended 12/31/2004 (m)	11.79	0.05	0.81	0.86	(0.14)	(0.20)	(0.34)
Class R-2 Shares
Year ended 12/31/2006	12.77	0.28	1.32	1.60	(0.24)	(0.19)	(0.43)
Year ended 12/31/2005	12.32	0.19	0.54	0.73	(0.18)	(0.10)	(0.28)
Period ended 12/31/2004 (m)	11.79	0.05	0.82	0.87	(0.14)	(0.20)	(0.34)
Class R-3 Shares
Year ended 12/31/2006	12.79	0.32	1.26	1.58	(0.27)	(0.19)	(0.46)
Year ended 12/31/2005	12.32	0.23	0.55	0.78	(0.21)	(0.10)	(0.31)
Period ended 12/31/2004 (m)	11.79	0.06	0.82	0.88	(0.15)	(0.20)	(0.35)

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio and reflect SFIMC’s voluntary expense reduction threshold. The net amounts and ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios (beginning in 2004), and reflect Barclays’ expense credit (beginning in 2006) and waiver (beginning in 2004) for the Master Portfolio described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ expense credit and waiver, were 0.25% and 2.91%, respectively, for the year ended December 31, 2006.

(b)	Average shares outstanding for the period were used to calculate net investment income.

(c)	Distributions represent less than $0.01 per share in 2003.

(d)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(e)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(f)	Ratios reflect inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect SFIMC’s voluntary expense reduction threshold. The ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios (beginning in 2004), but do not reflect Barclays’ expense credit (beginning in 2006) and waiver (beginning in 2004) for the Master Portfolio described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, excluding any Barclays’ expense credit and waiver, were 0.58% and 2.58%, respectively, for the year ended December 31, 2006.

See accompanying notes to financial statements.

			Ratios/supplemental data
				Average Net Asset ratios assuming expense reductions and expense waivers				Average Net Asset ratios absent expense reductions and expense waivers
Net asset value, end of period	Total return (d)		Net assets, end of period (millions)	Expenses (a) (e)		Net investment income (loss) (a)		Expenses (e) (f)		Net investment income (loss) (f)		Portfolio turnover rate (g)

$13.98	7.59%		$61.4	1.15	%(i)	2.85	%(i)	1.46	%(i)	2.54	%(i)	16%

13.94	7.03		4.9	1.85	(i)	2.01	(i)	2.17	(i)	1.69	(i)	16

13.88	12.63		431.3	1.15		2.07		1.48		1.74		16
12.70	6.02		313.5	1.22		1.63		1.56		1.29		17
12.24	8.78		177.7	1.24		1.32		1.55		1.01		140
11.55	15.81		51.7	1.30	(i)	1.03	(i)	1.53	(i)	0.80	(i)	23

13.85	12.17		92.7	1.55		1.65		1.88		1.32		16
12.68	5.67		70.9	1.62		1.22		1.96		0.88		17
12.22	8.39		44.7	1.64		0.91		1.95		0.60		140
11.54	15.61		15.5	1.70	(i)	0.63	(i)	1.98	(i)	0.35	(i)	23

13.97	12.81	(k)	63.3	0.90		2.35		1.23		2.02		16
12.79	6.41	(l)	38.8	0.91		1.94		1.24		1.61		17
12.31	9.34		21.0	0.74		1.82		1.05		1.51		140
11.59	16.35		5.7	0.80	(i)	1.50	(i)	1.23	(i)	1.07	(i)	23

13.92	12.52		5.3	1.47		1.82		1.80		1.49		16
12.73	5.71		3.0	1.54		1.51		1.88		1.17		17
12.31	7.32		0.2	1.55	(i)	1.46	(i)	1.86	(i)	1.15	(i)	140

13.94	12.49		5.0	1.27		2.04		1.60		1.71		16
12.77	5.94		1.6	1.35		1.52		1.67		1.20		17
12.32	7.38		0.1	1.35	(i)	1.35	(i)	1.65	(i)	1.05	(i)	140

13.91	12.34		1.9	0.97		2.39		1.30		2.06		16
12.79	6.29		0.9	1.05		1.82		1.37		1.50		17
12.32	7.46		0.1	1.05	(i)	1.64	(i)	1.35	(i)	1.34	(i)	140

(g)	Amount represents the portfolio turnover rate of the Master Portfolio.

(h)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(i)	Determined on an annualized basis.

(j)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations May 9, 2003.

(k)	Based upon net asset value of $13.97 and $12.79, respectively, as of December 31, 2006 and December 31, 2005, (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006). For shareholder purchases and redemptions on December 29, 2006 and December 30, 2005, the net asset value was $13.98 and $12.80, respectively, which caused the total return for the year ended December 31, 2006 to be equivalent to 12.80%.

(l)	Based upon net asset value of $12.79 as of December 31, 2005, (as calculated for financial reporting purposes, taking into account transactions that occurred on December 30, 2005). For shareholder purchases and redemptions on December 30, 2005, the net asset value was $12.80, which caused the total return for the year ended December 31, 2005 to be equivalent to 6.49%.

(m)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST LIFEPATH 2030 FUND

FINANCIAL HIGHLIGHTS

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (c)	Total distributions
Class A Shares
Period ended 12/31/2006 (h)	$14.23	$0.24	$0.90	$1.14	$(0.23)	$(0.23)	$(0.46)
Class B Shares
Period ended 12/31/2006 (h)	14.23	0.17	0.92	1.09	(0.20)	(0.23)	(0.43)
Legacy Class A Shares
Year ended 12/31/2006	13.32	0.23	1.73	1.96	(0.19)	(0.23)	(0.42)
Year ended 12/31/2005	12.70	0.17	0.74	0.91	(0.15)	(0.14)	(0.29)
Year ended 12/31/2004	11.80	0.14	1.08	1.22	(0.10)	(0.22)	(0.32)
Period ended 12/31/2003 (j)	10.00	0.07	1.76	1.83	(0.03)	—	(0.03)
Legacy Class B Shares
Year ended 12/31/2006	13.26	0.17	1.72	1.89	(0.13)	(0.23)	(0.36)
Year ended 12/31/2005	12.65	0.12	0.73	0.85	(0.10)	(0.14)	(0.24)
Year ended 12/31/2004	11.77	0.09	1.07	1.16	(0.06)	(0.22)	(0.28)
Period ended 12/31/2003 (j)	10.00	0.04	1.75	1.79	(0.02)	—	(0.02)
Institutional Shares
Year ended 12/31/2006	13.39	0.27	1.72	1.99	(0.22)	(0.23)	(0.45)
Year ended 12/31/2005	12.74	0.21	0.76	0.97	(0.18)	(0.14)	(0.32)
Year ended 12/31/2004	11.83	0.20	1.06	1.26	(0.13)	(0.22)	(0.35)
Period ended 12/31/2003 (j)	10.00	0.10	1.77	1.87	(0.04)	—	(0.04)
Class R-1 Shares
Year ended 12/31/2006	13.33	0.19	1.72	1.91	(0.16)	(0.23)	(0.39)
Year ended 12/31/2005	12.74	0.15	0.72	0.87	(0.14)	(0.14)	(0.28)
Period ended 12/31/2004 (k)	12.04	0.05	0.98	1.03	(0.11)	(0.22)	(0.33)
Class R-2 Shares
Year ended 12/31/2006	13.37	0.24	1.70	1.94	(0.19)	(0.23)	(0.42)
Year ended 12/31/2005	12.75	0.16	0.74	0.90	(0.14)	(0.14)	(0.28)
Period ended 12/31/2004 (k)	12.04	0.05	0.99	1.04	(0.11)	(0.22)	(0.33)
Class R-3 Shares
Year ended 12/31/2006	13.37	0.28	1.70	1.98	(0.22)	(0.23)	(0.45)
Year ended 12/31/2005	12.75	0.19	0.74	0.93	(0.17)	(0.14)	(0.31)
Period ended 12/31/2004 (k)	12.04	0.06	0.99	1.05	(0.12)	(0.22)	(0.34)

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio and reflect SFIMC’s voluntary expense reduction threshold. The net amounts and ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios (beginning in 2004), and reflect Barclays’ expense credit (beginning in 2006) and waiver (beginning in 2004) for the Master Portfolio described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ expense credit and waiver, were 0.24% and 2.49%, respectively, for the year ended December 31, 2006.

(b)	Average shares outstanding for the period were used to calculate net investment income.

(c)	Distributions represent less than $0.01 per share in 2003.

(d)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(e)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(f)	Ratios reflect inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect SFIMC’s voluntary expense reduction threshold. The ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios (beginning in 2004), but do not reflect Barclays’ expense credit (beginning in 2006) and waiver (beginning in 2004) for the Master Portfolio described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, excluding any Barclays’ expense credit and waiver, were 0.57% and 2.16%, respectively, for the year ended December 31, 2006.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions and expense waivers				Average Net Asset ratios absent expense reductions and expense waivers
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses (a) (e)		Net investment income (loss) (a)		Expenses (e) (f)		Net investment income (loss) (f)		Portfolio turnover rate (g)

$14.91	8.02%	$51.2	1.15	%(i)	2.56	%(i)	1.46	%(i)	2.25	%(i)	22%

14.89	7.64	5.1	1.85	(i)	1.78	(i)	2.16	(i)	1.47	(i)	22

14.86	14.69	292.9	1.15		1.63		1.48		1.30		22
13.32	7.11	192.3	1.21		1.32		1.57		0.96		24
12.70	10.32	96.5	1.23		1.18		1.58		0.83		138
11.80	18.31	25.9	1.30	(i)	1.05	(i)	1.80	(i)	0.55	(i)	32

14.79	14.27	73.5	1.55		1.22		1.88		0.89		22
13.26	6.72	52.7	1.61		0.91		1.97		0.55		24
12.65	9.88	29.7	1.63		0.77		1.98		0.42		138
11.77	17.89	9.5	1.70	(i)	0.64	(i)	2.29	(i)	0.05	(i)	32

14.93	14.87	64.1	0.90		1.92		1.23		1.59		22
13.39	7.57	36.1	0.90		1.63		1.26		1.27		24
12.74	10.70	18.1	0.73		1.67		1.08		1.32		138
11.83	18.74	5.9	0.80	(i)	1.53	(i)	1.49	(i)	0.84	(i)	32

14.85	14.31	4.7	1.47		1.36		1.80		1.03		22
13.33	6.81	2.5	1.53		1.12		1.88		0.77		24
12.74	8.60	0.2	1.53	(i)	1.46	(i)	1.87	(i)	1.12	(i)	138

14.89	14.51	4.9	1.27		1.66		1.60		1.33		22
13.37	7.06	1.3	1.33		1.21		1.68		0.86		24
12.75	8.66	0.1	1.34	(i)	1.32	(i)	1.67	(i)	0.99	(i)	138

14.90	14.79	1.0	0.97		1.93		1.30		1.60		22
13.37	7.25	0.4	1.03		1.51		1.39		1.15		24
12.75	8.76	0.1	1.04	(i)	1.61	(i)	1.37	(i)	1.28	(i)	138

(g)	Amount represents the portfolio turnover rate of the Master Portfolio.

(h)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(i)	Determined on an annualized basis.

(j)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations May 9, 2003.

(k)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST LIFEPATH 2040 FUND

FINANCIAL HIGHLIGHTS

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (c)	Total distributions
Class A Shares
Period ended 12/31/2006 (h)	$14.97	$0.24	$1.03	$1.27	$(0.19)	$(0.23)	$(0.42)
Class B Shares
Period ended 12/31/2006 (h)	14.97	0.17	1.06	1.23	(0.16)	(0.23)	(0.39)
Legacy Class A Shares
Year ended 12/31/2006	13.87	0.19	2.10	2.29	(0.15)	(0.23)	(0.38)
Year ended 12/31/2005	13.12	0.14	0.88	1.02	(0.11)	(0.16)	(0.27)
Year ended 12/31/2004	12.11	0.13	1.19	1.32	(0.10)	(0.21)	(0.31)
Period ended 12/31/2003 (j)	10.00	0.06	2.08	2.14	(0.03)	—	(0.03)
Legacy Class B Shares
Year ended 12/31/2006	13.84	0.13	2.09	2.22	(0.09)	(0.23)	(0.32)
Year ended 12/31/2005	13.09	0.08	0.90	0.98	(0.07)	(0.16)	(0.23)
Year ended 12/31/2004	12.09	0.08	1.19	1.27	(0.06)	(0.21)	(0.27)
Period ended 12/31/2003 (j)	10.00	0.03	2.07	2.10	(0.01)	—	(0.01)
Institutional Shares
Year ended 12/31/2006	13.94	0.24	2.08	2.32	(0.18)	(0.23)	(0.41)
Year ended 12/31/2005	13.16	0.18	0.90	1.08	(0.14)	(0.16)	(0.30)
Year ended 12/31/2004	12.13	0.19	1.19	1.38	(0.14)	(0.21)	(0.35)
Period ended 12/31/2003 (j)	10.00	0.09	2.08	2.17	(0.04)	—	(0.04)
Class R-1 Shares
Year ended 12/31/2006	13.87	0.16	2.07	2.23	(0.12)	(0.23)	(0.35)
Year ended 12/31/2005	13.15	0.12	0.86	0.98	(0.10)	(0.16)	(0.26)
Period ended 12/31/2004 (k)	12.30	0.05	1.13	1.18	(0.12)	(0.21)	(0.33)
Class R-2 Shares
Year ended 12/31/2006	13.92	0.21	2.06	2.27	(0.15)	(0.23)	(0.38)
Year ended 12/31/2005	13.16	0.12	0.89	1.01	(0.09)	(0.16)	(0.25)
Period ended 12/31/2004 (k)	12.30	0.05	1.13	1.18	(0.11)	(0.21)	(0.32)
Class R-3 Shares
Year ended 12/31/2006	13.93	0.23	2.08	2.31	(0.18)	(0.23)	(0.41)
Year ended 12/31/2005	13.16	0.16	0.89	1.05	(0.12)	(0.16)	(0.28)
Period ended 12/31/2004 (k)	12.30	0.06	1.13	1.19	(0.12)	(0.21)	(0.33)

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio and reflect SFIMC’s voluntary expense reduction threshold. The net amounts and ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios (beginning in 2004), and reflect Barclays’ expense credit (beginning in 2006) and waiver (beginning in 2004) for the Master Portfolio described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ expense credit and waiver, were 0.23% and 2.17%, respectively, for the year ended December 31, 2006.

(b)	Average shares outstanding for the period were used to calculate net investment income.

(c)	Distributions represent less than $0.01 per share in 2003.

(d)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(e)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(f)	Ratios reflect inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect SFIMC’s voluntary expense reduction threshold. The ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios (beginning in 2004), but do not reflect Barclays’ expense credit (beginning in 2006) and waiver (beginning in 2004) for the Master Portfolio described in Note 2 under Expense Reduction Agreements. The expense and net investment income ratios for the Master Portfolio, excluding any Barclays’ expense credit and waiver, were 0.56% and 1.84%, respectively, for the year ended December 31, 2006.

See accompanying notes to financial statements.

			Ratios/supplemental data
				Average Net Asset ratios assuming expense reductions and expense waivers				Average Net Asset ratios absent expense reductions and expense waivers
Net asset value, end of period	Total return (d)		Net assets, end of period (millions)	Expenses (a) (e)		Net investment income (loss) (a)		Expenses (e) (f)		Net investment income (loss) (f)		Portfolio turnover rate (g)

$15.82	8.47%		$34.6	1.16	%(i)	2.36	%(i)	1.47	%(i)	2.05	%(i)	29%

15.81	8.18		4.8	1.86	(i)	1.64	(i)	2.17	(i)	1.33	(i)	29

15.78	16.46		199.9	1.16		1.28		1.50		0.94		29
13.87	7.71		116.9	1.21		1.04		1.62		0.63		38
13.12	10.86		53.7	1.22		1.06		1.67		0.61		147
12.11	21.37		12.3	1.30	(i)	0.86	(i)	2.38	(i)	(0.22	)(i)	29

15.74	16.01		51.8	1.56		0.87		1.90		0.53		29
13.84	7.41		34.1	1.61		0.63		2.02		0.22		38
13.09	10.51		17.8	1.62		0.63		2.08		0.17		147
12.09	21.05		5.1	1.70	(i)	0.47	(i)	2.85	(i)	(0.68	)(i)	29

15.85	16.64		58.5	0.91		1.60		1.25		1.26		29
13.94	8.15		25.5	0.90		1.34		1.31		0.93		38
13.16	11.32		12.5	0.72		1.56		1.17		1.11		147
12.13	21.70		2.8	0.80	(i)	1.36	(i)	2.22	(i)	(0.06	)(i)	29

15.75	16.05		4.9	1.48		1.04		1.82		0.70		29
13.87	7.43		2.1	1.52		0.90		1.94		0.48		38
13.15	9.54		0.2	1.52	(i)	1.38	(i)	1.92	(i)	0.98	(i)	147

15.81	16.30		5.1	1.28		1.35		1.61		1.02		29
13.92	7.65		1.6	1.33		0.88		1.74		0.47		38
13.16	9.59		0.1	1.33	(i)	1.23	(i)	1.72	(i)	1.84	(i)	147

15.83	16.53	(l)	0.5	0.98		1.55		1.32		1.21		29
13.93	7.96		0.2	1.03		1.20		1.44		0.79		38
13.16	9.69		0.1	1.03	(i)	1.54	(i)	1.42	(i)	1.15	(i)	147

(g)	Amount represents the portfolio turnover rate of the Master Portfolio.

(h)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(i)	Determined on an annualized basis.

(j)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations May 9, 2003.

(k)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations September 13, 2004.

(l)	Based upon net asset value of $15.83 as of December 31, 2006 (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006). For shareholder purchases and redemptions on December 29, 2006, the net asset value was $15.84, which caused the total return for the year ended December 31, 2006 to be equivalent to 16.60%.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of the State Farm Mutual Fund Trust

– Equity Fund

– Small/Mid Cap Equity Fund (formerly Small Cap Equity Fund)

– International Equity Fund

– S&P 500 Index Fund

– Small Cap Index Fund

– International Index Fund

– Equity and Bond Fund

– Bond Fund

– Tax Advantaged Bond Fund

– Money Market Fund

– LifePath Income Fund

– LifePath 2010 Fund

– LifePath 2020 Fund

– LifePath 2030 Fund

– LifePath 2040 Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments (except for the Feeder Funds – S&P 500 Index, LifePath Income Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund and LifePath 2040 Fund, whose portfolio of investments are not included), of the Equity Fund, Small/Mid Cap Equity Fund (formerly Small Cap Equity Fund), International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Equity and Bond Fund, Bond Fund, Tax Advantaged Bond Fund, Money Market Fund, LifePath Income Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund, and LifePath 2040 Fund, comprising the State Farm Mutual Fund Trust as of December 31, 2006, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds of the State Farm Mutual Funds Trust at December 31, 2006, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

February 26, 2007

Chicago, Illinois

Management Information – State Farm Mutual Fund Trust (unaudited)

I. Information about Non-Interested (Independent) Trustees of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 53	Trustee	Began service in 2000 and serves until successor is elected or appointed.	DEAN and PROFESSOR OF LAW – University of St. Thomas School of Law (since 6/2002); DEAN – University of Illinois College of Law (8/1993-6/2002); TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None
James A. Shirk One State Farm Plaza Bloomington, Illinois 61710 Age 62	Trustee	Began service in 2000 and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT (since 6/1981) – Beer Nuts, Inc. (manufacturer of snack foods); TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None
Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 50	Trustee	Began service in 2000 and serves until successor is elected or appointed.	CHANCELLOR (since 2003) – Texas Christian University; PRESIDENT (1999-2003) – Illinois State University; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None
David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 54	Trustee	Began service in 2000 and serves until successor is elected or appointed.	PRESIDENT (since 2000) – Caterpillar University; CHIEF ECONOMIST AND MANAGER of the Business Intelligence Group (since 1994) – Caterpillar, Inc. (manufacturer of heavy equipment and earth-moving machinery); TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None
Donald A. Altorfer One State Farm Plaza Bloomington, Illinois 61710 Age 63	Trustee	Began service in 2000 and serves until successor is elected or appointed.	CHAIRMAN (since 1/1998) – Altorfer, Inc. (dealer in heavy machinery and equipment); TRUSTEE –State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None
Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 55	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED (since 12/2003); PARTNER – Ernst & Young LLP (public accounting firm) (6/2002-12/2003); PARTNER – Arthur Andersen LLP (public accounting firm) (before 6/2002); TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	TRUSTEE – Utopia Funds (4 portfolios) TRUSTEE – MainStay Funds (19 portfolios)
Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 50	Trustee	Began service effective 12/1/2006, and serves until successor is elected or appointed.	PRIVATE INVESTOR; CHIEF EXECUTIVE OFFICER and CHAIRMAN (until 2005) – Harris Alternatives, L.L.C. (investment adviser to funds of hedge funds); MANAGING DIRECTOR, INTERNATIONAL AND ALTERNATIVE INVESTING GROUP (2001-2003) – Harris Associates, L.P. (registered investment adviser); EXECUTIVE VICE PRESIDENT (until 2003) – Harris Associates Investment Trust – The Oakmark Family of Funds (mutual funds); and TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

Management Information – State Farm Mutual Fund Trust (unaudited)

II. Information about Interested Trustees/Officers of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Edward B. Rust, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 56	Trustee and President	Began service in 2000 and serves until successor is elected or appointed.	CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, and DIRECTOR – State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR – State Farm VP Management Corp., State Farm Investment Management Corp.; PRESIDENT and TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	DIRECTOR – McGraw-Hill Corporation (publishing company); DIRECTOR – Caterpillar, Inc.; DIRECTOR – Helmerich & Payne, Inc. (energy exploration and production company)
Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 47	Trustee, Senior Vice President and Treasurer	Began service in 2002 and serves until successor is elected or appointed.	VICE CHAIRMAN (since 1/2005), CHIEF FINANCIAL OFFICER (since 9/2002), TREASURER (since 7/2001), SENIOR VICE PRESIDENT (9/2002-1/2005) and VICE PRESIDENT (12/1998-9/2002) – State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER (since 12/2002) and VICE PRESIDENT and ASSISTANT SECRETARY-TREASURER (9/2001-12/2002) – State Farm Investment Management Corp.; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER (since 12/2002), and VICE PRESIDENT and ASSISTANT SECRETARY-TREASURER (9/2001-12/2002) – State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER (since 12/2002) and VICE PRESIDENT and ASSISTANT SECRETARY-TREASURER (9/2001-12/2002) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	NONE

*	Messrs. Rust and Tipsord are “interested” Trustees as defined by the Investment Company Act of 1940 because each is (i) an Officer of State Farm Mutual Fund Trust (the “Trust”), (ii) a Director of State Farm Investment Management Corp., the Trust’s investment adviser, (iii) a Director of State Farm VP Management Corp., the Trust’s distributor, (iv) an Officer of State Farm Investment Management Corp., and (v) an Officer of State Farm VP Management Corp.

Management Information – State Farm Mutual Fund Trust (unaudited)

III. Information about Officers of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years
John W. North One State Farm Plaza Bloomington, Illinois 61710 Age 59	Senior Vice President	Began service in 2001 and serves until removed.	SENIOR EXECUTIVE VICE PRESIDENT – FINANCIAL SERVICES (since 1/2005) and EXECUTIVE VICE PRESIDENT – FINANCIAL SERVICES (7/2001-1/2005) – State Farm Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR (since 9/2001) – State Farm Investment Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT (since 9/2001) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.
Susan D. Waring One State Farm Plaza Bloomington, Illinois 61710 Age 57	Vice President	Began service in 2000 and serves until removed.	EXECUTIVE VICE PRESIDENT (since 2004), SENIOR VICE PRESIDENT (2001-2004) and CHIEF ADMINISTRATIVE OFFICER (since 2001) – State Farm Life Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR (since 2001) – State Farm VP Management Corp.; VICE PRESIDENT – State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Associates’ Funds Trust.
Donald E. Heltner One State Farm Plaza Bloomington, Illinois 61710 Age 59	Vice President	Began service in 2000 and serves until removed.	VICE PRESIDENT – FIXED INCOME – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Associates’ Funds Trust.
John S. Concklin One State Farm Plaza Bloomington, Illinois 61710 Age 60	Vice President	Began service in 2000 and serves until removed.	VICE PRESIDENT – COMMON STOCKS – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 3/2002) – State Farm Investment Management Corp., VICE PRESIDENT – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.
Phillip G. Hawkins Three State Farm Plaza Bloomington, Illinois 61791 Age 46	Vice President	Began service in 2003 and serves until removed.	VICE PRESIDENT – SECURITIES PRODUCTS (since 8/2003), EXECUTIVE ASSISTANT (11/2002- 8/2003), DIRECTOR – STRATEGIC RESOURCES (before 11/2002) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 9/2003) – State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust, State Farm Associates’ Funds Trust.
Richard Paul Three State Farm Plaza Bloomington, Illinois 61791 Age 47	Vice President and Secretary	Began service in 2005 and serves until removed	ASSISTANT VICE PRESIDENT – SECURITIES PRODUCTS (since 8/2005), AGENCY FIELD EXECUTIVE (5/2004-8/2005), AGENCY FIELD CONSULTANT (12/1999-5/2004) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FINANCIAL AND SECRETARY (since 9/2005) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY (since 9/2005) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.
David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 47	Chief Compliance Officer and Assistant Secretary- Treasurer	Began service as Assistant Secretary-Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER (since 5/2006) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust; DIRECTOR – SECURITIES PRODUCTS (since 12/2000) – State Farm Mutual Automobile Insurance Company; ASSISTANT SECRETARY – TREASURER (since 3/2001) – State Farm Variable Product Trust; State Farm Associates’ Funds Trust; CHIEF COMPLIANCE OFFICER (since 9/2004) and ASSISTANT SECRETARY TREASURER (since 3/2001) – State Farm Investment Management Corp.; ASSISTANT SECRETARY – TREASURER (since 3/2001) – State Farm VP Management Corp.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-800-447-4930 to request a copy of the SAI.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2006

Security	Shares	Value

COMMON STOCKS (98.70%)

ADVERTISING (0.18%)
Interpublic Group of Companies Inc. (a) (b)	92,689	$1,134,513
Omnicom Group Inc. (b)	36,164	3,780,585

		4,915,098

AEROSPACE & DEFENSE (2.09%)
Boeing Co. (The)	167,387	14,870,661
General Dynamics Corp.	84,934	6,314,843
Goodrich Corp. (b)	26,227	1,194,640
L-3 Communications Holdings Inc. (b)	25,890	2,117,284
Lockheed Martin Corp.	74,965	6,902,028
Northrop Grumman Corp.	72,529	4,910,213
Raytheon Co.	94,466	4,987,805
Rockwell Collins Inc.	36,070	2,282,870
United Technologies Corp.	212,977	13,315,322

		56,895,666

AGRICULTURE (1.93%)
Altria Group Inc.	442,791	38,000,324
Archer-Daniels-Midland Co.	138,044	4,411,886
Monsanto Co.	114,277	6,002,971
Reynolds American Inc. (b)	36,073	2,361,699
UST Inc. (b)	33,839	1,969,430

		52,746,310

AIRLINES (0.09%)
Southwest Airlines Co. (b)	165,435	2,534,464

		2,534,464

APPAREL (0.39%)
Coach Inc. (a)	77,010	3,308,350
Jones Apparel Group Inc.	23,719	792,926
Liz Claiborne Inc.	21,916	952,469
Nike Inc. Class B	40,323	3,993,187
VF Corp. (b)	18,719	1,536,456

		10,583,388

AUTO MANUFACTURERS (0.37%)
Ford Motor Co.	395,922	2,973,374
General Motors Corp.	119,058	3,657,462
PACCAR Inc. (b)	52,478	3,405,822

		10,036,658

AUTO PARTS & EQUIPMENT (0.16%)
Goodyear Tire & Rubber Co. (The) (a)	37,341	783,788
Johnson Controls Inc.	41,165	3,536,897

		4,320,685

BANKS (6.61%)
Bank of America Corp.	952,439	50,850,718
Bank of New York Co. Inc. (The)	160,665	6,325,381

Security	Shares	Value

COMMON STOCKS (Cont.)

BANKS (Cont.)
BB&T Corp.	113,630	$4,991,766
Comerica Inc.	34,132	2,002,866
Commerce Bancorp Inc. (b)	39,381	1,388,968
Compass Bancshares Inc. (b)	27,220	1,623,673
Fifth Third Bancorp	117,447	4,807,106
First Horizon National Corp. (b)	26,138	1,092,046
Huntington Bancshares Inc. (b)	50,128	1,190,540
KeyCorp	84,887	3,228,253
M&T Bank Corp. (b)	16,351	1,997,438
Marshall & Ilsley Corp. (b)	53,517	2,574,703
Mellon Financial Corp.	86,606	3,650,443
National City Corp. (b)	132,322	4,837,692
Northern Trust Corp. (b)	39,437	2,393,432
PNC Financial Services Group	61,988	4,589,592
Regions Financial Corp. (b)	153,209	5,730,017
State Street Corp. (b)	69,711	4,701,310
SunTrust Banks Inc. (b)	76,502	6,460,594
Synovus Financial Corp. (b)	68,183	2,102,082
U.S. Bancorp	374,220	13,543,022
Wachovia Corp.	403,121	22,957,741
Wells Fargo & Co.	712,800	25,347,168
Zions Bancorporation	22,444	1,850,283

		180,236,834

BEVERAGES (2.04%)
Anheuser-Busch Companies Inc.	161,854	7,963,217
Brown-Forman Corp. Class B (b)	16,513	1,093,821
Coca-Cola Co. (The)	430,377	20,765,690
Coca-Cola Enterprises Inc.	58,186	1,188,158
Constellation Brands Inc. Class A (a) (b)	44,534	1,292,377
Molson Coors Brewing Co. Class B	9,439	721,517
Pepsi Bottling Group Inc.	28,850	891,753
PepsiCo Inc.	347,180	21,716,109

		55,632,642

BIOTECHNOLOGY (1.12%)
Amgen Inc. (a)	246,495	16,838,073
Biogen Idec Inc. (a)	72,327	3,557,765
Celgene Corp. (a)	78,048	4,490,101
Genzyme Corp. (a)	55,018	3,388,008
MedImmune Inc. (a) (b)	50,371	1,630,509
Millipore Corp. (a)	11,039	735,197

		30,639,653

BUILDING MATERIALS (0.15%)
American Standard Companies Inc.	36,709	1,683,108
Masco Corp. (b)	83,780	2,502,509

		4,185,617

CHEMICALS (1.32%)
Air Products & Chemicals Inc. (b)	46,379	3,259,516
Ashland Inc.	13,437	929,572

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Shares	Value

COMMON STOCKS (Cont.)

CHEMICALS (Cont.)
Dow Chemical Co. (The)	201,991	$8,067,521
Du Pont (E.I.) de Nemours and Co. (b)	194,090	9,454,124
Eastman Chemical Co.	17,295	1,025,766
Ecolab Inc. (b)	37,586	1,698,887
Hercules Inc. (a) (b)	23,512	454,017
International Flavors & Fragrances Inc. (b)	16,716	821,759
PPG Industries Inc. (b)	34,759	2,231,875
Praxair Inc.	67,861	4,026,193
Rohm & Haas Co. (b)	30,199	1,543,773
Sherwin-Williams Co. (The) (b)	23,704	1,507,100
Sigma-Aldrich Corp.	14,034	1,090,722

		36,110,825

COAL (0.13%)
CONSOL Energy Inc. (b)	38,858	1,248,508
Peabody Energy Corp.	55,633	2,248,130

		3,496,638

COMMERCIAL SERVICES (0.70%)
Apollo Group Inc. Class A (a) (b)	29,694	1,157,175
Block (H & R) Inc.	67,674	1,559,209
Convergys Corp. (a)	29,501	701,534
Donnelley (R.R.) & Sons Co.	45,504	1,617,212
Equifax Inc.	26,835	1,089,501
McKesson Corp.	63,004	3,194,303
Monster Worldwide Inc. (a)	26,753	1,247,760
Moody’s Corp.	49,844	3,442,227
Robert Half International Inc.	36,312	1,347,901
Western Union Co.	161,067	3,611,122

		18,967,944

COMPUTERS (4.02%)
Affiliated Computer Services Inc. Class A (a) (b)	24,988	1,220,414
Apple Computer Inc. (a)	179,385	15,219,023
Cognizant Technology Solutions Corp. (a)	29,653	2,288,025
Computer Sciences Corp. (a)	36,132	1,928,365
Dell Inc. (a)	478,333	12,001,375
Electronic Data Systems Corp. (b)	108,945	3,001,435
EMC Corp. (a) (b)	476,070	6,284,124
Hewlett-Packard Co.	578,197	23,815,934
International Business Machines Corp.	320,052	31,093,052
Lexmark International Inc. Class A (a) (b)	21,098	1,544,374
NCR Corp. (a)	37,910	1,621,032
Network Appliance Inc. (a)	78,385	3,078,963
SanDisk Corp. (a)	47,354	2,037,643
Sun Microsystems Inc. (a)	738,722	4,003,873
Unisys Corp. (a) (b)	71,803	562,936

		109,700,568

Security	Shares	Value

COMMON STOCKS (Cont.)

COSMETICS & PERSONAL CARE (1.99%)
Avon Products Inc. (b)	94,227	$3,113,260
Colgate-Palmolive Co.	108,730	7,093,545
Estee Lauder Companies Inc. (The) Class A	27,299	1,114,345
Procter & Gamble Co.	669,551	43,032,043

		54,353,193

DISTRIBUTION & WHOLESALE (0.10%)
Genuine Parts Co. (b)	36,041	1,709,425
Grainger (W.W.) Inc. (b)	15,911	1,112,815

		2,822,240

DIVERSIFIED FINANCIAL SERVICES (8.78%)
American Express Co.	255,817	15,520,417
Ameriprise Financial Inc.	51,304	2,796,068
Bear Stearns Companies Inc. (The)	25,341	4,125,008
Capital One Financial Corp.	86,188	6,620,962
Chicago Mercantile Exchange Holdings Inc.	7,488	3,817,008
CIT Group Inc.	41,841	2,333,473
Citigroup Inc.	1,041,146	57,991,832
Countrywide Financial Corp.	130,225	5,528,051
E*TRADE Financial Corp. (a)	89,891	2,015,356
Federal Home Loan Mortgage Corp.	145,917	9,907,764
Federal National Mortgage Association	205,479	12,203,398
Federated Investors Inc. Class B (b)	19,309	652,258
Franklin Resources Inc.	35,091	3,865,975
Goldman Sachs Group Inc. (The)	90,752	18,091,411
Janus Capital Group Inc. (b)	43,966	949,226
JP Morgan Chase & Co.	732,809	35,394,675
Legg Mason Inc.	27,602	2,623,570
Lehman Brothers Holdings Inc.	113,112	8,836,309
Merrill Lynch & Co. Inc.	186,670	17,378,977
Morgan Stanley	222,218	18,095,212
Rowe (T.) Price Group Inc.	55,070	2,410,414
Schwab (Charles) Corp. (The)	217,689	4,210,105
SLM Corp. (b)	86,316	4,209,631

		239,577,100

ELECTRIC (3.19%)
AES Corp. (The) (a)	139,222	3,068,453
Allegheny Energy Inc. (a)	34,625	1,589,634
Ameren Corp.	43,324	2,327,799
American Electric Power Co. Inc.	82,930	3,531,159
CenterPoint Energy Inc. (b)	65,629	1,088,129
CMS Energy Corp. (a) (b)	46,605	778,303
Consolidated Edison Inc.	53,362	2,565,111
Constellation Energy Group Inc.	37,812	2,604,112
Dominion Resources Inc.	74,288	6,228,306
DTE Energy Co.	37,400	1,810,534
Duke Energy Corp. (b)	264,566	8,786,237
Dynegy Inc. Class A (a)	83,003	600,942

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Shares	Value

COMMON STOCKS (Cont.)

ELECTRIC (Cont.)
Edison International	68,578	$3,118,927
Entergy Corp. (b)	43,861	4,049,248
Exelon Corp.	141,368	8,749,266
FirstEnergy Corp.	69,435	4,186,930
FPL Group Inc.	85,138	4,633,210
PG&E Corp. (b)	73,266	3,467,680
Pinnacle West Capital Corp. (b)	20,916	1,060,232
PPL Corp.	80,188	2,873,938
Progress Energy Inc.	53,319	2,616,897
Public Service Enterprise Group Inc.	52,987	3,517,277
Southern Co. (The)	156,276	5,760,333
TECO Energy Inc. (b)	44,015	758,378
TXU Corp.	97,135	5,265,688
Xcel Energy Inc.	85,558	1,972,967

		87,009,690

ELECTRICAL COMPONENTS & EQUIPMENT (0.35%)
American Power Conversion Corp.	35,740	1,093,287
Emerson Electric Co.	171,680	7,569,371
Molex Inc. (b)	29,773	941,720

		9,604,378

ELECTRONICS (0.48%)
Agilent Technologies Inc. (a)	86,013	2,997,553
Applera Corp. - Applied Biosystems Group	38,352	1,407,135
Jabil Circuit Inc.	39,014	957,794
PerkinElmer Inc.	26,427	587,472
Sanmina-SCI Corp. (a)	110,847	382,422
Solectron Corp. (a)	192,031	618,340
Symbol Technologies Inc.	53,117	793,568
Tektronix Inc.	17,481	509,921
Thermo Fisher Scientific Inc. (a) (b)	85,554	3,874,741
Waters Corp. (a)	21,685	1,061,914

		13,190,860

ENGINEERING & CONSTRUCTION (0.06%)
Fluor Corp.	18,509	1,511,260

		1,511,260

ENTERTAINMENT (0.12%)
International Game Technology Inc.	71,439	3,300,482

		3,300,482

ENVIRONMENTAL CONTROL (0.18%)
Allied Waste Industries Inc. (a)	53,277	654,774
Waste Management Inc.	113,780	4,183,691

		4,838,465

FOOD (1.45%)
Campbell Soup Co. (b)	48,581	1,889,315
ConAgra Foods Inc.	107,515	2,902,905
Dean Foods Co. (a)	28,175	1,191,239

Security	Shares	Value

COMMON STOCKS (Cont.)

FOOD (Cont.)
General Mills Inc.	74,271	$4,278,010
Heinz (H.J.) Co. (b)	69,770	3,140,348
Hershey Co. (The) (b)	36,953	1,840,259
Kellogg Co.	52,600	2,633,156
Kroger Co.	152,080	3,508,486
McCormick & Co. Inc. NVS (b)	27,721	1,068,922
Safeway Inc. (b)	93,576	3,233,987
Sara Lee Corp.	159,979	2,724,442
SUPERVALU Inc.	44,600	1,594,450
Sysco Corp. (b)	130,213	4,786,630
Tyson Foods Inc. Class A (b)	53,338	877,410
Whole Foods Market Inc. (b)	29,697	1,393,680
Wrigley (William Jr.) Co. (b)	46,141	2,386,413

		39,449,652

FOREST PRODUCTS & PAPER (0.39%)
International Paper Co.	95,687	3,262,927
MeadWestvaco Corp. (b)	38,097	1,145,196
Plum Creek Timber Co. Inc.	37,719	1,503,102
Temple-Inland Inc. (b)	23,119	1,064,168
Weyerhaeuser Co.	51,834	3,662,072

		10,637,465

GAS (0.25%)
KeySpan Corp.	36,818	1,516,165
Nicor Inc. (b)	9,283	434,444
NiSource Inc.	57,846	1,394,089
Peoples Energy Corp. (b)	7,975	355,446
Sempra Energy	54,981	3,081,135

		6,781,279

HAND & MACHINE TOOLS (0.10%)
Black & Decker Corp. (b)	15,293	1,222,981
Snap-On Inc.	12,210	581,684
Stanley Works (The) (b)	17,150	862,474

		2,667,139

HEALTH CARE - PRODUCTS (3.07%)
Bard (C.R.) Inc. (b)	21,779	1,807,004
Bausch & Lomb Inc.	11,453	596,243
Baxter International Inc.	137,354	6,371,852
Becton, Dickinson & Co.	51,508	3,613,286
Biomet Inc. (b)	51,628	2,130,688
Boston Scientific Corp. (a)	247,965	4,260,039
Johnson & Johnson	615,347	40,625,209
Medtronic Inc.	242,639	12,983,613
Patterson Companies Inc. (a) (b)	29,322	1,041,224
St. Jude Medical Inc. (a)	74,220	2,713,483
Stryker Corp. (b)	62,471	3,442,777
Zimmer Holdings Inc. (a)	51,098	4,005,061

		83,590,479

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Shares	Value

COMMON STOCKS (Cont.)

HEALTH CARE - SERVICES (1.48%)
Aetna Inc.	113,559	$4,903,478
Coventry Health Care Inc. (a)	33,429	1,673,121
Health Management Associates Inc. Class A	50,540	1,066,899
Humana Inc. (a)	34,739	1,921,414
Laboratory Corp. of America Holdings (a) (b)	26,343	1,935,420
Manor Care Inc. (b)	15,366	720,973
Quest Diagnostics Inc. (b)	34,011	1,802,583
Tenet Healthcare Corp. (a) (b)	100,137	697,955
UnitedHealth Group Inc.	284,142	15,266,950
WellPoint Inc. (a) (b)	130,505	10,269,438

		40,258,231

HOME BUILDERS (0.25%)
Centex Corp. (b)	24,946	1,403,711
Horton (D.R.) Inc.	57,305	1,518,009
KB Home (b)	16,587	850,581
Lennar Corp. Class A	29,116	1,527,425
Pulte Homes Inc. (b)	44,528	1,474,767

		6,774,493

HOME FURNISHINGS (0.10%)
Harman International Industries Inc.	13,711	1,369,866
Whirlpool Corp.	16,454	1,366,011

		2,735,877

HOUSEHOLD PRODUCTS & WARES (0.46%)
Avery Dennison Corp. (b)	19,887	1,350,924
Clorox Co. (The)	31,806	2,040,355
Fortune Brands Inc. (b)	31,744	2,710,620
Kimberly-Clark Corp.	96,471	6,555,204

		12,657,103

HOUSEWARES (0.06%)
Newell Rubbermaid Inc.	58,255	1,686,482

		1,686,482

INSURANCE (4.94%)
ACE Ltd.	68,453	4,146,198
AFLAC Inc.	104,479	4,806,034
Allstate Corp. (The)	132,545	8,630,005
Ambac Financial Group Inc. (b)	22,286	1,985,014
American International Group Inc.	549,264	39,360,258
Aon Corp. (b)	66,179	2,338,766
Chubb Corp.	86,483	4,575,816
CIGNA Corp. (b)	20,652	2,717,184
Cincinnati Financial Corp. (b)	36,590	1,657,893
Genworth Financial Inc. Class A	95,769	3,276,257
Hartford Financial Services Group Inc. (The)	66,524	6,207,354
Lincoln National Corp.	60,442	4,013,349
Loews Corp.	96,220	3,990,243

Security	Shares	Value

COMMON STOCKS (Cont.)

INSURANCE (Cont.)
Marsh & McLennan Companies Inc. (b)	115,856	$3,552,145
MBIA Inc. (b)	28,356	2,071,689
MetLife Inc.	159,897	9,435,522
MGIC Investment Corp. (b)	17,892	1,118,966
Principal Financial Group Inc.	56,682	3,327,233
Progressive Corp. (The)	162,554	3,937,058
Prudential Financial Inc.	102,119	8,767,937
SAFECO Corp. (b)	24,028	1,502,951
St. Paul Travelers Companies Inc.	145,474	7,810,499
Torchmark Corp. (b)	20,810	1,326,846
UnumProvident Corp.	72,049	1,497,178
XL Capital Ltd. Class A (b)	37,945	2,732,799

		134,785,194

INTERNET (1.64%)
Amazon.com Inc. (a) (b)	66,128	2,609,411
eBay Inc. (a)	247,351	7,437,845
Google Inc. Class A (a)	45,236	20,830,273
IAC/InterActiveCorp (a) (b)	46,919	1,743,510
Symantec Corp. (a)	204,903	4,272,228
VeriSign Inc. (a)	51,558	1,239,970
Yahoo! Inc. (a) (b)	261,720	6,684,329

		44,817,566

IRON & STEEL (0.27%)
Allegheny Technologies Inc.	21,166	1,919,333
Nucor Corp.	64,902	3,547,543
United States Steel Corp.	25,896	1,894,033

		7,360,909

LEISURE TIME (0.37%)
Brunswick Corp.	19,071	608,365
Carnival Corp.	93,677	4,594,857
Harley-Davidson Inc. (b)	55,200	3,889,944
Sabre Holdings Corp.	27,788	886,159

		9,979,325

LODGING (0.50%)
Harrah’s Entertainment Inc.	39,112	3,235,345
Hilton Hotels Corp. (b)	81,194	2,833,671
Marriott International Inc. Class A (b)	72,324	3,451,301
Starwood Hotels & Resorts Worldwide Inc.	45,844	2,865,250
Wyndham Worldwide Corp. (a)	42,525	1,361,651

		13,747,218

MACHINERY (0.66%)
Caterpillar Inc.	138,071	8,467,894
Cummins Inc.	10,959	1,295,135
Deere & Co. (b)	48,672	4,627,247
Rockwell Automation Inc.	37,026	2,261,548
Terex Corp. (a) (b)	21,506	1,388,857

		18,040,681

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Shares	Value

COMMON STOCKS (Cont.)

MANUFACTURING (5.16%)
Cooper Industries Ltd.	19,259	$1,741,591
Danaher Corp. (b)	49,808	3,608,092
Dover Corp.	42,827	2,099,380
Eastman Kodak Co. (b)	60,428	1,559,042
Eaton Corp.	31,568	2,372,020
General Electric Co.	2,179,157	81,086,432
Honeywell International Inc.	172,427	7,800,597
Illinois Tool Works Inc. (b)	88,465	4,086,198
Ingersoll-Rand Co. Class A	67,714	2,649,649
ITT Industries Inc.	38,860	2,208,025
Leggett & Platt Inc. (b)	37,825	904,018
Pall Corp.	26,387	911,671
Parker Hannifin Corp.	25,297	1,944,833
Textron Inc.	26,573	2,491,750
3M Co.	157,455	12,270,468
Tyco International Ltd. (b)	424,237	12,896,805

		140,630,571

MEDIA (3.51%)
CBS Corp. Class B	164,342	5,124,184
Clear Channel Communications Inc.	104,471	3,712,899
Comcast Corp. Class A (a)	440,695	18,654,619
DIRECTV Group Inc. (The) (a)	162,265	4,046,889
Dow Jones & Co. Inc.	13,868	526,984
Gannett Co. Inc.	49,752	3,008,006
McGraw-Hill Companies Inc. (The) (b)	74,084	5,039,194
Meredith Corp.	8,055	453,899
New York Times Co. Class A (b)	30,804	750,385
News Corp. Class A	493,191	10,593,743
Scripps (E.W.) Co. Class A	17,620	879,943
Time Warner Inc. (b)	850,776	18,529,901
Tribune Co.	40,191	1,237,079
Univision Communications Inc. Class A (a)	52,856	1,872,160
Viacom Inc. Class B (a)	149,365	6,128,446
Walt Disney Co. (The) (b)	440,127	15,083,152

		95,641,483

MINING (0.70%)
Alcoa Inc.	182,509	5,477,095
Freeport-McMoRan Copper & Gold Inc.	41,346	2,304,213
Newmont Mining Corp. (b)	94,664	4,274,080
Phelps Dodge Corp.	42,944	5,141,256
Vulcan Materials Co. (b)	20,302	1,824,541

		19,021,185

OFFICE & BUSINESS EQUIPMENT (0.21%)
Pitney Bowes Inc. (b)	46,617	2,153,239
Xerox Corp. (a) (b)	205,905	3,490,090

		5,643,329

Security	Shares	Value

COMMON STOCKS (Cont.)

OIL & GAS (7.95%)
Anadarko Petroleum Corp.	96,728	$4,209,603
Apache Corp. (b)	69,313	4,610,008
Chesapeake Energy Corp. (b)	86,485	2,512,389
Chevron Corp.	462,867	34,034,611
ConocoPhillips	347,474	25,000,754
Devon Energy Corp.	92,862	6,229,183
EOG Resources Inc. (b)	51,069	3,189,259
Exxon Mobil Corp.	1,235,477	94,674,602
Hess Corp.	56,357	2,793,616
Marathon Oil Corp.	75,411	6,975,518
Murphy Oil Corp. (b)	39,317	1,999,269
Nabors Industries Ltd. (a) (b)	66,507	1,980,578
Noble Corp. (b)	28,863	2,197,917
Occidental Petroleum Corp.	181,403	8,857,908
Rowan Companies Inc.	23,207	770,472
Sunoco Inc.	26,937	1,679,791
Transocean Inc. (a)	61,557	4,979,346
Valero Energy Corp.	129,037	6,601,533
XTO Energy Inc. (b)	76,988	3,622,285

		216,918,642

OIL & GAS SERVICES (1.33%)
Baker Hughes Inc. (b)	69,254	5,170,504
BJ Services Co.	62,951	1,845,723
Halliburton Co. (b)	208,597	6,476,937
National Oilwell Varco Inc. (a)	36,909	2,258,093
Schlumberger Ltd. (b)	249,330	15,747,683
Smith International Inc.	42,178	1,732,250
Weatherford International Ltd. (a)	72,830	3,043,566

		36,274,756

PACKAGING & CONTAINERS (0.14%)
Ball Corp.	21,915	955,494
Bemis Co. Inc.	21,747	738,963
Pactiv Corp. (a)	29,008	1,035,296
Sealed Air Corp. (b)	17,045	1,106,561

		3,836,314

PHARMACEUTICALS (5.68%)
Abbott Laboratories	323,699	15,767,378
Allergan Inc. (b)	32,137	3,848,084
AmerisourceBergen Corp.	42,412	1,906,844
Barr Pharmaceuticals Inc. (a)	22,352	1,120,282
Bristol-Myers Squibb Co. (b)	414,079	10,898,559
Cardinal Health Inc.	85,374	5,500,647
Caremark Rx Inc.	89,870	5,132,476
Express Scripts Inc. (a)	28,985	2,075,326
Forest Laboratories Inc. (a)	66,928	3,386,557
Gilead Sciences Inc. (a)	96,574	6,270,550
Hospira Inc. (a)	33,140	1,112,841
King Pharmaceuticals Inc. (a)	51,335	817,253
Lilly (Eli) & Co.	207,545	10,813,095

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Shares	Value

COMMON STOCKS (Cont.)

PHARMACEUTICALS (Cont.)
Medco Health Solutions Inc. (a)	61,868	$3,306,226
Merck & Co. Inc.	458,249	19,979,656
Mylan Laboratories Inc.	44,405	886,324
Pfizer Inc.	1,530,503	39,640,028
Schering-Plough Corp. (b)	311,884	7,372,938
Watson Pharmaceuticals Inc. (a)	21,309	554,673
Wyeth	283,949	14,458,683

		154,848,420

PIPELINES (0.34%)
El Paso Corp. (b)	146,448	2,237,725
Kinder Morgan Inc. (b)	22,547	2,384,345
Questar Corp. (b)	18,030	1,497,392
Williams Companies Inc.	125,413	3,275,788

		9,395,250

REAL ESTATE (0.10%)
CB Richard Ellis Group Inc. Class A (a)	38,616	1,282,051
Realogy Corp. (a)	45,329	1,374,375

		2,656,426

REAL ESTATE INVESTMENT TRUSTS (1.06%)
Apartment Investment & Management Co. Class A (b)	20,298	1,137,094
Archstone-Smith Trust (b)	45,515	2,649,428
Boston Properties Inc. (b)	24,308	2,719,579
Equity Office Properties Trust	73,700	3,550,129
Equity Residential (b)	61,243	3,108,082
Kimco Realty Corp. (b)	46,792	2,103,300
ProLogis (b)	51,594	3,135,367
Public Storage Inc.	25,519	2,488,103
Simon Property Group Inc. (b)	46,562	4,716,265
Vornado Realty Trust (b)	26,938	3,272,967

		28,880,314

RETAIL (5.51%)
AutoNation Inc. (a)	32,376	690,256
AutoZone Inc. (a)	11,094	1,282,023
Bed Bath & Beyond Inc. (a) (b)	59,392	2,262,835
Best Buy Co. Inc.	85,592	4,210,271
Big Lots Inc. (a) (b)	22,516	516,067
Circuit City Stores Inc. (b)	29,625	562,283
Costco Wholesale Corp.	98,521	5,208,805
CVS Corp. (b)	172,930	5,345,266
Darden Restaurants Inc.	30,854	1,239,405
Dillard’s Inc. Class A (b)	12,705	444,294
Dollar General Corp. (b)	64,929	1,042,760
Family Dollar Stores Inc.	32,239	945,570
Federated Department Stores Inc.	114,427	4,363,102
Gap Inc. (The)	113,321	2,209,760
Home Depot Inc.	434,638	17,455,062
Kohl’s Corp. (a)	68,925	4,716,538

Security	Shares	Value

COMMON STOCKS (Cont.)

RETAIL (Cont.)
Limited Brands Inc.	71,477	$2,068,544
Lowe’s Companies Inc. (b)	321,722	10,021,640
McDonald’s Corp.	260,541	11,549,783
Nordstrom Inc. (b)	48,063	2,371,428
Office Depot Inc. (a)	59,611	2,275,352
OfficeMax Inc.	15,589	773,994
Penney (J.C.) Co. Inc.	47,195	3,651,005
RadioShack Corp.	28,512	478,431
Sears Holdings Corp. (a) (b)	17,508	2,940,118
Staples Inc.	152,931	4,083,258
Starbucks Corp. (a)	159,177	5,638,049
Target Corp. (b)	180,809	10,315,153
Tiffany & Co.	29,209	1,146,161
TJX Companies Inc. (b)	94,600	2,697,992
Walgreen Co.	212,241	9,739,739
Wal-Mart Stores Inc.	519,166	23,975,086
Wendy’s International Inc.	24,111	797,833
Yum! Brands Inc.	56,987	3,350,836

		150,368,699

SAVINGS & LOANS (0.41%)
Sovereign Bancorp Inc. (b)	75,457	1,915,853
Washington Mutual Inc.	202,869	9,228,511

		11,144,364

SEMICONDUCTORS (2.42%)
Advanced Micro Devices Inc. (a)	114,147	2,322,891
Altera Corp. (a)	75,579	1,487,395
Analog Devices Inc.	74,257	2,440,828
Applied Materials Inc.	292,405	5,394,872
Broadcom Corp. Class A (a) (b)	98,709	3,189,288
Intel Corp.	1,217,430	24,652,958
KLA-Tencor Corp.	41,894	2,084,227
Linear Technology Corp. (b)	63,387	1,921,894
LSI Logic Corp. (a)	83,006	747,054
Maxim Integrated Products Inc. (b)	67,482	2,066,299
Micron Technology Inc. (a)	156,181	2,180,287
National Semiconductor Corp.	62,619	1,421,451
Novellus Systems Inc. (a) (b)	25,831	889,103
NVIDIA Corp. (a)	74,190	2,745,772
PMC-Sierra Inc. (a) (b)	43,249	290,201
QLogic Corp. (a)	32,946	722,176
Teradyne Inc. (a)	41,559	621,723
Texas Instruments Inc.	318,441	9,171,101
Xilinx Inc. (b)	71,512	1,702,701

		66,052,221

SOFTWARE (3.82%)
Adobe Systems Inc. (a) (b)	121,930	5,013,762
Autodesk Inc. (a)	48,754	1,972,587
Automatic Data Processing Inc.	116,966	5,760,576
BMC Software Inc. (a) (b)	43,144	1,389,237

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Shares	Value

COMMON STOCKS (Cont.)

SOFTWARE (Cont.)
CA Inc.	86,404	$1,957,051
Citrix Systems Inc. (a)	38,324	1,036,664
Compuware Corp. (a)	78,503	653,930
Electronic Arts Inc. (a)	64,552	3,250,839
Fidelity National Information Services Inc. (b)	34,221	1,371,920
First Data Corp.	161,072	4,110,557
Fiserv Inc. (a)	36,659	1,921,665
IMS Health Inc.	42,749	1,174,743
Intuit Inc. (a)	71,905	2,193,822
Microsoft Corp.	1,828,326	54,593,814
Novell Inc. (a)	70,772	438,786
Oracle Corp. (a)	849,356	14,557,962
Paychex Inc.	71,243	2,816,948

		104,214,863

TELECOMMUNICATIONS (6.11%)
ADC Telecommunications Inc. (a)	24,625	357,801
Alltel Corp.	76,729	4,640,570
AT&T Inc.	816,659	29,195,559
Avaya Inc. (a) (b)	96,375	1,347,323
BellSouth Corp.	384,844	18,130,001
CenturyTel Inc. (b)	24,476	1,068,622
Ciena Corp. (a)	18,153	503,020
Cisco Systems Inc. (a)	1,285,553	35,134,163
Citizens Communications Co. (b)	68,103	978,640
Comverse Technology Inc. (a) (b)	43,007	907,878
Corning Inc. (a)	328,403	6,144,420
Embarq Corp.	31,371	1,648,860
JDS Uniphase Corp. (a)	43,696	727,975
Juniper Networks Inc. (a) (b)	119,063	2,255,053
Motorola Inc.	515,893	10,606,760
QUALCOMM Inc.	348,489	13,169,399
Qwest Communications International Inc. (a) (b)	336,815	2,819,142
Sprint Nextel Corp. (b)	619,217	11,697,009
Tellabs Inc. (a)	93,477	959,074
Verizon Communications Inc.	616,266	22,949,746
Windstream Corp.	100,169	1,424,403

		166,665,418

TEXTILES (0.04%)
Cintas Corp.	28,500	1,131,735

		1,131,735

TOYS, GAMES & HOBBIES (0.10%)
Hasbro Inc.	34,766	947,374
Mattel Inc.	79,528	1,802,104

		2,749,478

Security	Shares or principal	Value

COMMON STOCKS (Cont.)

TRANSPORTATION (1.57%)
Burlington Northern Santa Fe Corp.	76,206	$5,624,765
CSX Corp.	93,359	3,214,350
FedEx Corp.	64,514	7,007,511
Norfolk Southern Corp.	81,263	4,086,716
Ryder System Inc.	13,132	670,520
Union Pacific Corp.	56,706	5,218,086
United Parcel Service Inc. Class B	227,638	17,068,297

		42,890,245

TOTAL COMMON STOCKS
(Cost: $2,275,598,239)		2,692,143,464

SHORT-TERM INVESTMENTS (11.21%)

CERTIFICATES OF DEPOSIT (c) (0.24%)
Credit Suisse First Boston NY
5.28% - 5.43%, 04/23/07 - 08/21/07	$1,426,559	1,426,559
Washington Mutual Bank
5.33%, 03/19/07	5,094,856	5,094,856

		6,521,415

COMMERCIAL PAPER (c) (2.13%)
Amstel Funding Corp.
5.22% - 5.25%, 02/13/07 - 04/17/07 (d)	2,142,102	2,111,447
Aspen Funding Corp.
5.26%, 02/21/07 (d)	1,324,663	1,314,985
Beta Finance Inc.
5.27%, 01/25/07 (d)	407,588	406,217
BNP Paribas Finance Inc.
5.12%, 06/06/07	713,280	697,571
CAFCO LLC
5.26%, 01/30/07 (d)	1,018,971	1,014,802
Cantabric Finance LLC
5.25% - 5.26%, 01/25/07 - 03/06/07 (d)	2,445,531	2,427,812
Cheyne Finance LLC
5.24% - 5.26%, 02/15/07 - 04/23/07 (d)	2,404,772	2,375,259
Concord Minutemen Capital Co. LLC
5.27%, 01/11/07 (d)	203,794	203,526
Curzon Funding LLC
5.24%, 02/27/07 (d)	1,117,811	1,108,700
Edison Asset Securitization LLC
5.21%, 04/11/07 (d)	844,584	832,484
Eureka Securitization
5.26%, 02/09/07 (d)	2,547,428	2,533,284
Five Finance Inc.
5.22%, 04/20/07 (d)	937,453	922,773
General Electric Capital Corp.
5.12%, 06/04/07 (d)	1,528,457	1,495,230

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Giro Funding Corp.
5.25%, 03/05/07 - 03/12/07 (d)	$3,342,225	$3,309,926
Grampian Funding LLC
5.14% - 5.23%, 04/23/07 - 06/06/07 (d)	3,973,988	3,891,613
Harrier Finance Funding LLC
5.12%, 06/06/07 (d)	2,037,942	1,993,061
KKR Atlantic Funding Trust
5.32%, 01/03/07 (d)	1,528,457	1,528,231
Lexington Parker Capital Co. LLC
5.18% - 5.32%, 01/10/07 - 05/17/07 (d)	6,706,787	6,666,565
Lockhart Funding LLC
5.28%, 02/09/07 (d)	2,037,942	2,026,584
Nationwide Building Society
5.21%, 04/13/07 (d)	1,936,045	1,907,746
Nestle Capital Corp.
5.19%, 08/09/07 (d)	1,222,765	1,184,160
Norddeutsche Landesbank
5.27%, 02/15/07	1,936,045	1,923,587
Polonius Inc.
5.26%, 02/20/07 (d)	576,330	572,204
Regency Markets No. 1 LLC
5.32%, 01/22/07 (d)	677,269	675,268
Sedna Finance Inc.
5.22%, 04/17/07 (d)	1,161,627	1,143,941
Societe Generale
5.18%, 05/16/07	5,094,856	4,996,621
Thames Asset Global Securitization No. 1 Inc.
5.25%, 03/07/07 - 03/12/07 (d)	5,171,238	5,121,434
Thornburg Mortgage Capital Resources
5.28%, 01/17/07 - 03/12/07 (d)	2,510,745	2,493,406
Three Pillars Funding Corp.
5.26%, 02/14/07 (d)	1,190,953	1,183,471

		58,061,908

MEDIUM-TERM NOTES (c) (0.22%)
Bank of America N.A.
5.28%, 04/20/07	509,486	509,486
Cullinan Finance Corp.
5.71%, 06/28/07 (d)	1,528,457	1,528,457
K2 USA LLC
5.39%, 06/04/07 (d)	1,528,457	1,528,457
Sigma Finance Inc.
5.13% - 5.51%, 03/30/07 - 06/18/07 (d)	2,384,393	2,384,393

		5,950,793

MONEY MARKET FUNDS (1.09%)
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares
5.30% (e) (f)	29,683,696	29,683,696

		29,683,696

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

REPURCHASE AGREEMENTS (c) (2.03%)
Banc of America Securities LLC, 5.36%, due 1/2/07, maturity value $4,078,312 (collateralized by non-U.S. Government debt securities, value $4,202,958, 4.25% to 8.00%, 3/1/08 to 7/15/17).	$4,075,885	$4,075,885
Bear Stearns Companies Inc. (The), 5.37%, due 1/2/07, maturity value $3,058,737 (collateralized by U.S. Government obligations, value $3,119,927, 0.00% to 11.00%, 1/1/08 to 1/1/37).	3,056,913	3,056,913
Bear Stearns Companies Inc. (The), 5.37%, due 1/2/07, maturity value $7,137,054 (collateralized by non-U.S. Government debt securities, value $7,850,764, 1.00% to 8.84%, 8/3/14 to 12/25/46).	7,132,798	7,132,798
BNP Securities Corp., 5.36%, due 1/2/07, maturity value $203,915 (collateralized by non-U.S. Government debt securities, value $214,228, 5.46%, 3/15/08).	203,794	203,794
Citigroup Global Markets Holdings Inc., 5.36%, due 1/2/07, maturity value $7,137,046 (collateralized by non-U.S. Government debt securities, value $7,497,996, 3.78% to 7.41%, 11/25/19 to 10/25/45).	7,132,798	7,132,798
Citigroup Global Markets Holdings Inc., 5.42%, due 1/2/07, maturity value $2,243,087 (collateralized by non-U.S. Government debt securities, value $2,500,515, 0.00% to 10.00%, 6/1/28 to 11/16/36).	2,241,737	2,241,737
Citigroup Global Markets Holdings Inc., 5.46%, due 1/2/07, maturity value $1,223,507 (collateralized by non-U.S. Government debt securities, value $1,363,923, 0.00% to 10.00%, 6/1/28 to 11/16/36).	1,222,765	1,222,765
Goldman Sachs & Co. Inc., 5.35%, due 1/2/07, maturity value $4,078,308 (collateralized by non-U.S. Government debt securities, value $4,241,043, 0.00% to 10.00%, 1/23/07 to 5/15/44).	4,075,885	4,075,885

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

REPURCHASE AGREEMENTS (Cont.)
Goldman Sachs Group Inc., 5.36%, due 1/2/07, maturity value $756,669 (collateralized by non-U.S. Government debt securities, value $786,619, 0.00% to 10.00%, 1/23/07 to 5/15/44).	$756,219	$756,219
Goldman Sachs Group Inc., 5.46%, due 1/2/07, maturity value $1,223,507 (collateralized by non-U.S. Government debt securities, value $1,272,329, 0.00% to 10.00%, 1/23/07 to 5/15/44).	1,222,765	1,222,765
Greenwich Capital Markets Inc., 5.46%, due 1/2/07, maturity value $1,019,589 (collateralized by non-U.S. Government debt securities, value $1,127,586, 5.58%, 1/8/36).	1,018,971	1,018,971
HSBC Securities Inc., 5.36%, due 1/2/07, maturity value $1,019,578 (collateralized by non-U.S. Government debt securities, value $1,071,244, 3.16% to 5.32%, 5/15/34 to 6/1/46).	1,018,971	1,018,971
JP Morgan Securities Inc., 5.41%, due 1/2/07, maturity value $509,792 (collateralized by non-U.S. Government debt securities, value $535,622, 5.75% to 8.75%, 10/1/08 to 9/15/25).	509,486	509,486
Lehman Brothers Holdings Inc., 5.36%, due 1/2/07, maturity value $4,078,312 (collateralized by non-U.S. Government debt securities, value $4,203,009, 3.34% to 8.75%, 6/15/07 to 12/1/66).	4,075,885	4,075,885
Lehman Brothers Holdings Inc., 5.44%, due 1/2/07, maturity value $1,529,381 (collateralized by non-U.S. Government debt securities, value $1,575,270, 5.50% to 8.88%, 4/15/11 to 12/1/66).	1,528,457	1,528,457
Merrill Lynch & Co. Inc., 5.36%, due 1/2/07, maturity value $4,078,312 (collateralized by non-U.S. Government debt securities, value $4,211,173, 0.00% to 10.13%, 6/15/07 to 9/1/26).	4,075,885	4,075,885

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

REPURCHASE AGREEMENTS (Cont.)
Merrill Lynch & Co. Inc., 5.44%, due 1/2/07, maturity value $2,039,174 (collateralized by non-U.S. Government debt securities, value $2,100,355, 4.37% to 7.75%, 3/3/08 to 12/1/25).	$2,037,942	$2,037,942
Morgan Stanley, 5.36%, due 1/2/07, maturity value $2,039,156 (collateralized by non-U.S. Government debt securities, value $2,122,965, 0.00% to 10.00%, 1/1/07 to 12/31/37).	2,037,942	2,037,942
Morgan Stanley, 5.51%, due 6/4/07, maturity value $1,460,403 (collateralized by non-U.S. Government debt securities, value $1,498,483, 0.00% to 10.00%, 1/1/07 to 12/31/37). (g)	1,426,560	1,426,560
Wachovia Capital, 5.38%, due 1/2/07, maturity value $6,525,313 (collateralized by non-U.S. Government debt securities, value $6,855,310, 3.86% to 8.17%, 8/15/13 to 10/17/44).	6,521,415	6,521,415

		55,373,073

TIME DEPOSITS (c) (0.00%)
Bank of America N.A.
5.13%, 01/02/07	97,536	97,536

		97,536

U.S. TREASURY OBLIGATIONS (0.06%)
U.S. Treasury Bill
4.71%, 03/22/07 (h) (i)	1,600,000	1,583,116

		1,583,116

VARIABLE & FLOATING RATE NOTES (c) (5.44%)
Allstate Life Global Funding II
5.33% - 5.43%, 11/02/07 - 01/25/08 (d)	5,217,132	5,217,688
American Express Bank
5.32%, 02/28/07	2,037,942	2,037,940
American Express Centurion Bank
5.44%, 07/19/07	2,241,737	2,243,155
American Express Credit Corp.
5.45%, 07/05/07	611,383	611,589
AmeriCredit Automobile Receivables Trust
5.35%, 02/06/07	254,984	254,984

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
Arkle Master Issuer PLC Series 2006-1A Class 1A
5.33%, 11/19/07 (d)	$1,528,457	$1,528,457
ASIF Global Financing
5.41%, 05/03/07 (d)	203,794	203,831
Australia & New Zealand Banking Group Ltd.
5.35%, 01/23/08 (d)	1,324,663	1,324,663
Bank of Ireland
5.33% - 5.35%, 08/14/07 - 12/20/07 (d)	2,955,016	2,955,096
Beta Finance Inc.
5.32% - 5.41%, 04/25/07 - 07/25/07 (d)	5,196,753	5,196,904
BMW US Capital LLC
5.35%, 01/15/08 (d)	2,037,942	2,037,942
BNP Paribas
5.35%, 11/19/07 (d)	3,770,193	3,770,193
Carlyle Loan Investment Ltd.
5.40%, 04/13/07 - 07/15/07 (d)	1,487,698	1,487,697
CC USA Inc.
5.37%, 07/30/07 (d)	1,018,971	1,019,052
Commodore CDO Ltd.
5.44%, 06/12/07 (d)	509,486	509,486
Credit Agricole SA
5.34%, 11/23/07	2,037,942	2,037,942
Credit Suisse First Boston NY
5.38%, 04/24/07	1,018,971	1,018,988
Cullinan Finance Corp.
5.36%, 04/25/07 (d)	509,486	509,486
DaimlerChrysler Auto Trust Series 2006-C Class A1
5.33%, 10/08/07 (d)	294,404	294,404
DEPFA Bank PLC
5.40%, 09/14/07	2,037,942	2,037,942
Dorada Finance Inc.
5.34% - 5.41%, 06/27/07 - 07/17/07 (d)	2,343,634	2,343,710
Eli Lilly Services Inc.
5.34%, 12/31/07 (d)	1,360,327	1,360,326
Fifth Third Bancorp
5.33%, 12/21/07 (d)	4,075,885	4,075,885
Five Finance Inc.
5.31% - 5.37%, 06/29/07 - 07/13/07 (d)	1,324,663	1,324,564
General Electric Capital Corp.
5.31% - 5.48%, 07/09/07 - 01/24/08 (d)	2,139,839	2,140,145
Granite Master Issuer PLC
5.32%, 08/20/07 (d)	7,132,798	7,132,798
Harrier Finance Funding LLC
5.32% - 5.37%, 07/25/07 - 08/15/07 (d)	2,649,325	2,649,352

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
Hartford Life Global Funding Trust
5.37% - 5.41%, 07/13/07 - 01/15/08	$3,056,913	$3,057,202
HBOS Treasury Services PLC
5.46%, 10/24/07 (d)	2,037,942	2,037,942
Holmes Financing PLC
5.32%, 07/16/07 (d)	3,566,399	3,566,399
JP Morgan Chase & Co.
5.32% - 5.45%, 07/27/07 - 08/02/07 (g)	5,604,341	5,604,342
K2 USA LLC
5.20% - 5.33%, 04/02/07 - 06/28/07 (d)	1,528,457	1,528,417
Kestrel Funding LLC
5.33%, 07/11/07 (d)	815,177	815,132
Kommunalkredit Austria AG
5.35%, 01/09/08 (d)	1,222,765	1,222,765
Leafs LLC
5.35%, 01/22/07 - 02/20/07 (d)	2,122,779	2,122,778
Links Finance LLC
5.31% - 5.35%, 05/10/07 - 05/16/07 (d)	2,241,737	2,241,655
Lothian Mortgages Master Issuer PLC
5.32%, 04/24/07 (d)	807,034	807,034
Marshall & Ilsley Bank
5.35%, 01/15/08	1,120,868	1,120,868
Master Funding LLC
5.38%, 04/25/07 - 05/25/07 (d)	3,688,125	3,688,125
Merrill Lynch & Co. Inc.
5.46%, 05/30/07 (g)	2,241,737	2,241,737
Metropolitan Life Global Funding I
5.36%, 02/08/07 (d)	3,056,913	3,056,913
Metropolitan Life Insurance Funding Agreement
5.45%, 08/01/07 (d) (g)	203,794	203,794
Mound Financing PLC
5.32%, 05/08/07 (d)	1,915,666	1,915,666
Natexis Banques Populaires
5.35% - 5.37%, 02/05/07 - 01/15/08 (d)	7,336,592	7,336,536
National City Bank of Indiana
5.35%, 05/21/07	1,018,971	1,019,004
Nationwide Building Society
5.38% - 5.49%, 02/08/07 - 10/26/07 (d)	6,725,210	6,726,220
Newcastle Ltd.
5.37%, 04/24/07 (d)	718,375	718,309
Northern Rock PLC
5.39%, 08/03/07 (d)	2,445,531	2,445,568
Northlake CDO I
5.42%, 09/06/07 (d)	611,383	611,383
Pricoa Global Funding I
5.34%, 11/27/07	2,751,222	2,751,222

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
Principal Life Global Funding I
5.80%, 02/08/07	$917,074	$917,507
Sedna Finance Inc.
5.33% - 5.36%, 05/25/07 - 08/21/07 (d)	2,955,016	2,954,980
Skandinaviska Enskilda Bank NY
5.35%, 01/18/08 (d)	2,037,942	2,037,942
Strips III LLC
5.40%, 07/24/07 (d)	441,139	441,139
SunTrust Bank
5.32%, 05/01/07	2,037,942	2,037,982
Tango Finance Corp.
5.30% - 5.35%, 04/25/07 - 07/16/07 (d)	4,972,579	4,972,325
Union Hamilton Special Funding LLC
5.36% - 5.37%, 03/28/07 - 06/21/07 (d)	3,362,605	3,362,605
Wachovia Asset Securitization Inc.
5.34%, 01/25/07 (d)	2,490,077	2,490,077
Wachovia Bank N.A.
5.36%, 05/22/07	4,075,885	4,075,885
Wal-Mart Stores Inc.
5.50%, 07/16/07 (d)	1,528,457	1,529,007
Wells Fargo & Co.
5.36%, 11/15/07 (d)	1,018,971	1,019,021
WhistleJacket Capital Ltd.
5.31% - 5.35%, 04/18/07 - 06/13/07 (d)	1,528,457	1,528,459
White Pine Finance LLC
5.31% - 5.32%, 05/22/07 - 08/20/07 (d)	6,113,827	6,113,053
Wind Master Trust
5.34%, 07/25/07 (d)	815,177	815,177

		148,458,389

TOTAL SHORT-TERM INVESTMENTS
(Cost: $305,729,192)		305,729,926

TOTAL INVESTMENTS IN SECURITIES (109.91%)
(Cost: $2,581,327,431)		2,997,873,390

OTHER ASSETS, LESS LIABILITIES (-9.91%)		(270,424,060)

NET ASSETS (100.00%)		$2,727,449,330

NVS Non-Voting shares.
(a)	Non-income earning security.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 4.
(d)	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
(e)	Affiliated issuer. See Note 2.
(f)	The rate quoted is the annualized seven-day yield of the fund at period end.
(g)	The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Master Portfolio.
(h)	The rate quoted is the yield to maturity.
(i)	This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio’s holdings of futures contracts. See Note 1.

As of December 31, 2006, the open futures contracts held by the Master

Portfolio were as follows:

Futures contracts (expiration date)	Number of contracts	Notional contract value	Net unrealized depreciation

S&P 500 Index (03/16/07)	484	$34,567,280	$(37,778)

			$(37,778)

The accompanying notes are an integral part of these financial statements.

LIFEPATH RETIREMENT MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2006

Security	Shares or principal	Value

MASTER PORTFOLIOS (71.20%)
Active Stock Master Portfolio (a)		$51,575,914
CoreAlpha Bond Master Portfolio (a)		133,734,800

TOTAL MASTER PORTFOLIOS		185,310,714

EXCHANGE-TRADED FUNDS (27.95%)
iShares Cohen & Steers Realty Majors Index Fund (a) (b)	69,570	6,986,219
iShares Lehman TIPS Bond Fund (a) (b)	265,004	26,182,395
iShares MSCI EAFE Index Fund (a) (b)	342,900	25,107,138
iShares S&P MidCap 400 Index Fund (a) (b)	119,099	9,551,740
iShares S&P SmallCap 600 Index Fund (a) (b)	74,524	4,917,839

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $63,566,832)		72,745,331

SHORT-TERM INVESTMENTS (7.95%)

CERTIFICATES OF DEPOSIT (c) (0.17%)
Credit Suisse First Boston NY
5.28% - 5.43%, 04/23/07 - 08/21/07	$99,745	99,745
Washington Mutual Bank
5.33%, 03/19/07	356,235	356,235

		455,980

COMMERCIAL PAPER (c) (1.56%)
Amstel Funding Corp.
5.22% - 5.25%, 02/13/07 - 04/17/07 (d)	149,777	147,634
Aspen Funding Corp.
5.26%, 02/21/07 (d)	92,621	91,944
Beta Finance Inc.
5.27%, 01/25/07 (d)	28,499	28,403
BNP Paribas Finance Inc.
5.12%, 06/06/07	49,873	48,775
CAFCO LLC
5.26%, 01/30/07 (d)	71,247	70,955
Cantabric Finance LLC
5.25% - 5.26%, 01/25/07 - 03/06/07 (d)	170,993	169,754
Cheyne Finance LLC
5.24% - 5.26%, 02/15/07 - 04/23/07 (d)	168,143	166,079
Concord Minutemen Capital Co. LLC
5.27%, 01/11/07 (d)	14,249	14,231
Curzon Funding LLC
5.24%, 02/27/07 (d)	78,158	77,521
Edison Asset Securitization LLC
5.21%, 04/11/07 (d)	59,054	58,208
Eureka Securitization
5.26%, 02/09/07 (d)	178,117	177,128

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Five Finance Inc.
5.22%, 04/20/07 (d)	$65,547	$64,521
General Electric Capital Corp.
5.12%, 06/04/07 (d)	106,870	104,547
Giro Funding Corp.
5.25%, 03/05/07 - 03/12/07 (d)	233,690	231,432
Grampian Funding LLC
5.14% - 5.23%, 04/23/07 - 06/06/07 (d)	277,863	272,103
Harrier Finance Funding LLC
5.12%, 06/06/07 (d)	142,494	139,356
KKR Atlantic Funding Trust
5.32%, 01/03/07 (d)	106,870	106,855
Lexington Parker Capital Co. LLC
5.18% - 5.32%, 01/10/07 - 05/17/07 (d)	468,942	466,130
Lockhart Funding LLC
5.28%, 02/09/07 (d)	142,494	141,700
Nationwide Building Society
5.21%, 04/13/07 (d)	135,369	133,391
Nestle Capital Corp.
5.19%, 08/09/07 (d)	85,496	82,797
Norddeutsche Landesbank
5.27%, 02/15/07	135,369	134,498
Polonius Inc.
5.26%, 02/20/07 (d)	40,297	40,009
Regency Markets No. 1 LLC
5.32%, 01/22/07 (d)	47,355	47,215
Sedna Finance Inc.
5.22%, 04/17/07 (d)	81,222	79,985
Societe Generale
5.18%, 05/16/07	356,235	349,366
Thames Asset Global Securitization No. 1 Inc.
5.25%, 03/07/07 - 03/12/07 (d)	361,576	358,093
Thornburg Mortgage Capital Resources
5.28%, 01/17/07 - 03/12/07 (d)	175,553	174,340
Three Pillars Funding Corp.
5.26%, 02/14/07 (d)	83,272	82,749

		4,059,719

MEDIUM-TERM NOTES (c) (0.16%)
Bank of America N.A.
5.28%, 04/20/07	35,623	35,623
Cullinan Finance Corp.
5.71%, 06/28/07 (d)	106,870	106,870
K2 USA LLC
5.39%, 06/04/07 (d)	106,870	106,870
Sigma Finance Inc.
5.13% - 5.51%, 03/30/07 - 06/18/07 (d)	166,718	166,718

		416,081

The accompanying notes are an integral part of these financial statements.

LIFEPATH RETIREMENT MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

MONEY MARKET FUNDS (0.58%)
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares
5.30% (a) (e)	1,519,285	$1,519,285

		1,519,285

REPURCHASE AGREEMENTS (c) (1.49%)
Banc of America Securities LLC, 5.36%, due 1/2/07, maturity value $285,158 (collateralized by non-U.S. Government debt securities, value $293,873, 4.25% to 8.00%, 3/1/08 to 7/15/17).	$284,988	284,988
Bear Stearns Companies Inc. (The), 5.37%, due 1/2/07, maturity value $213,869 (collateralized by U.S. Government obligations, value $218,147, 0.00% to 11.00%, 1/1/08 to 1/1/37).	213,741	213,741
Bear Stearns Companies Inc. (The), 5.37%, due 1/2/07, maturity value $499,027 (collateralized by non-U.S. Government debt securities, value $548,929, 1.00% to 8.84%, 8/3/14 to 12/25/46).	498,729	498,729
BNP Securities Corp., 5.36%, due 1/2/07, maturity value $14,257 (collateralized by non-U.S. Government debt securities, value $14,979, 5.46%, 3/15/08).	14,249	14,249
Citigroup Global Markets Holdings Inc., 5.36%, due 1/2/07, maturity value $499,026 (collateralized by non-U.S. Government debt securities, value $524,264, 3.78% to 7.41%, 11/25/19 to 10/25/45).	498,729	498,729
Citigroup Global Markets Holdings Inc., 5.42%, due 1/2/07, maturity value $156,837 (collateralized by non-U.S. Government debt securities, value $174,837, 0.00% to 10.00%, 6/1/28 to 11/16/36).	156,743	156,743
Citigroup Global Markets Holdings Inc., 5.46%, due 1/2/07, maturity value $85,548 (collateralized by non-U.S. Government debt securities, value $95,366, 0.00% to 10.00%, 6/1/28 to 11/16/36).	85,496	85,496
Goldman Sachs & Co. Inc., 5.35%, due 1/2/07, maturity value $285,157 (collateralized by non-U.S. Government debt securities, value $296,536, 0.00% to 10.00%, 1/23/07 to 5/15/44).	284,988	284,988

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

REPURCHASE AGREEMENTS (Cont.)
Goldman Sachs Group Inc., 5.36%, due 1/2/07, maturity value $52,906 (collateralized by non-U.S. Government debt securities, value $55,001, 0.00% to 10.00%, 1/23/07 to 5/15/44).	$52,875	$52,875
Goldman Sachs Group Inc., 5.46%, due 1/2/07, maturity value $85,548 (collateralized by non-U.S. Government debt securities, value $88,962, 0.00% to 10.00%, 1/23/07 to 5/15/44).	85,496	85,496
Greenwich Capital Markets Inc., 5.46%, due 1/2/07, maturity value $71,290 (collateralized by non-U.S. Government debt securities, value $78,841, 5.58%, 1/8/36).	71,247	71,247
HSBC Securities Inc., 5.36%, due 1/2/07, maturity value $71,289 (collateralized by non-U.S. Government debt securities, value $74,902, 3.16% to 5.32%, 5/15/34 to 6/1/46).	71,247	71,247
JPMorgan Securities Inc., 5.41%, due 1/2/07, maturity value $35,644 (collateralized by non-U.S. Government debt securities, value $37,451, 5.75% to 8.75%, 10/1/08 to 9/15/25).	35,623	35,623
Lehman Brothers Holdings Inc., 5.36%, due 1/2/07, maturity value $285,158 (collateralized by non-U.S. Government debt securities, value $293,877, 3.34% to 8.75%, 6/15/07 to 12/1/66).	284,988	284,988
Lehman Brothers Holdings Inc., 5.44%, due 1/2/07, maturity value $106,935 (collateralized by non-U.S. Government debt securities, value $110,144, 5.50% to 8.88%, 4/15/11 to 12/1/66).	106,870	106,870
Merrill Lynch & Co. Inc., 5.36%, due 1/2/07, maturity value $285,158 (collateralized by non-U.S. Government debt securities, value $294,447, 0.00% to 10.13%, 6/15/07 to 9/1/26).	284,988	284,988
Merrill Lynch & Co. Inc., 5.44%, due 1/2/07, maturity value $142,580 (collateralized by non-U.S. Government debt securities, value $146,858, 4.37% to 7.75%, 3/3/08 to 12/1/25).	142,494	142,494

The accompanying notes are an integral part of these financial statements.

LIFEPATH RETIREMENT MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

REPURCHASE AGREEMENTS (Cont.)
Morgan Stanley, 5.36%, due 1/2/07, maturity value $142,579 (collateralized by non-U.S. Government debt securities, value $148,439, 0.00% to 10.00%, 1/1/07 to 12/31/37).	$142,494	$142,494
Morgan Stanley, 5.51%, due 6/4/07, maturity value $102,112 (collateralized by non-U.S. Government debt securities, value $104,775, 0.00% to 10.00%, 1/1/07 to 12/31/37). (f)	99,746	99,746
Wachovia Capital, 5.38%, due 1/2/07, maturity value $456,254 (collateralized by non-U.S. Government debt securities, value $479,327, 3.86% to 8.17%, 8/15/13 to 10/17/44).	455,981	455,981

		3,871,712

TIME DEPOSITS (c) (0.00%)
Bank of America N.A.
5.13%, 01/02/07	6,820	6,820

		6,820

VARIABLE & FLOATING RATE NOTES (c) (3.99%)
Allstate Life Global Funding II
5.33% - 5.43%, 11/02/07 - 01/25/08 (d)	364,784	364,823
American Express Bank
5.32%, 02/28/07	142,494	142,494
American Express Centurion Bank
5.44%, 07/19/07	156,743	156,842
American Express Credit Corp.
5.45%, 07/05/07	42,748	42,763
AmeriCredit Automobile Receivables Trust
5.35%, 02/06/07	17,829	17,829
Arkle Master Issuer PLC Series 2006-1A Class 1A
5.33%, 11/19/07 (d)	106,870	106,870
ASIF Global Financing
5.41%, 05/03/07 (d)	14,249	14,252
Australia & New Zealand Banking Group Ltd.
5.35%, 01/23/08 (d)	92,621	92,621
Bank of Ireland
5.33% - 5.35%, 08/14/07 - 12/20/07 (d)	206,616	206,622
Beta Finance Inc.
5.32% - 5.41%, 04/25/07 - 07/25/07 (d)	363,360	363,370

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
BMW US Capital LLC
5.35%, 01/15/08 (d)	$142,494	$142,494
BNP Paribas
5.35%, 11/19/07 (d)	263,614	263,614
Carlyle Loan Investment Ltd.
5.40%, 04/13/07 - 07/15/07 (d)	104,021	104,021
CC USA Inc.
5.37%, 07/30/07 (d)	71,247	71,253
Commodore CDO Ltd.
5.44%, 12/12/07 (d)	35,623	35,623
Credit Agricole SA
5.34%, 11/23/07	142,494	142,494
Credit Suisse First Boston NY
5.38%, 04/24/07	71,247	71,248
Cullinan Finance Corp.
5.36%, 04/25/07 (d)	35,623	35,623
DaimlerChrysler Auto Trust Series 2006-C Class A1
5.33%, 10/08/07 (d)	20,585	20,585
DEPFA Bank PLC
5.40%, 09/14/07	142,494	142,494
Dorada Finance Inc.
5.34% - 5.41%, 06/27/07 - 07/17/07 (d)	163,868	163,874
Eli Lilly Services Inc.
5.34%, 12/31/07 (d)	95,115	95,115
Fifth Third Bancorp
5.33%, 12/21/07 (d)	284,988	284,988
Five Finance Inc.
5.31% - 5.37%, 06/29/07 - 07/13/07 (d)	92,621	92,614
General Electric Capital Corp.
5.31% - 5.48%, 07/09/07 - 01/24/08 (d)	149,619	149,640
Granite Master Issuer PLC
5.32%, 08/20/07 (d)	498,729	498,729
Harrier Finance Funding LLC
5.32% - 5.37%, 07/25/07 - 08/15/07 (d)	185,242	185,243
Hartford Life Global Funding Trust
5.37% - 5.41%, 07/13/07 - 01/15/08	213,741	213,761
HBOS Treasury Services PLC
5.46%, 10/24/07 (d)	142,494	142,494
Holmes Financing PLC
5.32%, 07/16/07 (d)	249,364	249,364
JPMorgan Chase & Co.
5.32% - 5.45%, 07/27/07 - 08/02/07 (f)	391,858	391,858
K2 USA LLC
5.20% - 5.33%, 04/02/07 - 06/28/07 (d)	106,870	106,868

The accompanying notes are an integral part of these financial statements.

LIFEPATH RETIREMENT MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
Kestrel Funding LLC
5.33%, 07/11/07 (d)	$56,998	$56,994
Kommunalkredit Austria AG
5.35%, 01/09/08 (d)	85,496	85,496
Leafs LLC
5.35%, 01/22/07 - 02/20/07 (d)	148,426	148,425
Links Finance LLC
5.31% - 5.35%, 05/10/07 - 05/16/07 (d)	156,743	156,738
Lothian Mortgages Master Issuer PLC
5.32%, 04/24/07 (d)	56,428	56,428
Marshall & Ilsley Bank
5.35%, 01/15/08	78,372	78,372
Master Funding LLC
5.38%, 04/25/07 - 05/25/07 (d)	257,876	257,876
Merrill Lynch & Co. Inc.
5.46%, 05/30/07 (f)	156,743	156,743
Metropolitan Life Global Funding I
5.36%, 02/08/07 (d)	213,741	213,741
Metropolitan Life Insurance Funding Agreement
5.45%, 08/01/07 (d) (f)	14,249	14,249
Mound Financing PLC
5.32%, 05/08/07 (d)	133,944	133,944
Natexis Banques Populaires
5.35% - 5.37%, 02/05/07 - 01/15/08 (d)	512,978	512,974
National City Bank of Indiana
5.35%, 05/21/07	71,247	71,249
Nationwide Building Society
5.38% - 5.49%, 02/08/07 - 10/26/07 (d)	470,230	470,301
Newcastle Ltd.
5.37%, 04/24/07 (d)	50,229	50,225
Northern Rock PLC
5.39%, 08/03/07 (d)	170,993	170,995
Northlake CDO I
5.42%, 09/06/07 (d)	42,748	42,748
Pricoa Global Funding I
5.34%, 11/27/07	192,367	192,367
Principal Life Global Funding I
5.80%, 02/08/07	64,122	64,153
Sedna Finance Inc.
5.33% - 5.36%, 05/25/07 - 08/21/07 (d)	206,616	206,614
Skandinaviska Enskilda Bank NY
5.35%, 01/18/08 (d)	142,494	142,494
Strips III LLC
5.40%, 07/24/07 (d)	30,845	30,845
SunTrust Bank
5.32%, 05/01/07	142,494	142,497

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
Tango Finance Corp.
5.30% - 5.35%, 04/25/07 - 07/16/07 (d)	$347,685	$347,668
Union Hamilton Special Funding LLC
5.36% - 5.37%, 03/28/07 - 06/21/07 (d)	235,115	235,115
Wachovia Asset Securitization Inc.
5.34%, 01/25/07 (d)	174,107	174,107
Wachovia Bank N.A.
5.36%, 05/22/07	284,988	284,988
Wal-Mart Stores Inc.
5.50%, 07/16/07 (d)	106,870	106,909
Wells Fargo & Co.
5.36%, 11/15/07 (d)	71,247	71,250
WhistleJacket Capital Ltd.
5.31% - 5.35%, 04/18/07 - 06/13/07 (d)	106,870	106,870
White Pine Finance LLC
5.31% - 5.32%, 05/22/07 - 08/20/07 (d)	427,482	427,427
Wind Master Trust
5.34%, 07/25/07 (d)	56,998	56,998

		10,380,283

TOTAL SHORT-TERM INVESTMENTS
(Cost: $20,709,880)		20,709,880

TOTAL INVESTMENTS (107.10%)		278,765,925

OTHER ASSETS, LESS LIABILITIES (-7.10%)		(18,487,241)

NET ASSETS (100.00%)		$260,278,684

(a)	Affiliated issuer. See Note 2.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 4.
(d)	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
(e)	The rate quoted is the annualized seven-day yield of the fund at period end.
(f)	The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Master Portfolio.

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2010 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2006

Security	Shares or principal	Value

MASTER PORTFOLIOS (69.08%)
Active Stock Master Portfolio (a)		$196,493,712
CoreAlpha Bond Master Portfolio (a)		347,134,749

TOTAL MASTER PORTFOLIOS		543,628,461

EXCHANGE-TRADED FUNDS (29.57%)
iShares Cohen & Steers Realty Majors Index Fund (a)	243,321	24,434,294
iShares Lehman TIPS Bond Fund (a)	693,355	68,503,474
iShares MSCI EAFE Index Fund (a)	1,233,911	90,346,963
iShares S&P MidCap 400 Index Fund (a) (b)	407,849	32,709,490
iShares S&P SmallCap 600 Index Fund (a) (b)	252,935	16,691,181

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $195,676,434)		232,685,402

SHORT-TERM INVESTMENTS (14.37%)

CERTIFICATES OF DEPOSIT (c) (0.33%)
Credit Suisse First Boston NY
5.28% - 5.43%, 04/23/07 - 08/21/07	$565,517	565,517
Washington Mutual Bank
5.33%, 03/19/07	2,019,703	2,019,703

		2,585,220

COMMERCIAL PAPER (c) (2.92%)
Amstel Funding Corp.
5.22% - 5.25%, 02/13/07 - 04/17/07 (d)	849,172	837,023
Aspen Funding Corp.
5.26%, 02/21/07 (d)	525,123	521,287
Beta Finance Inc.
5.27%, 01/25/07 (d)	161,576	161,033
BNP Paribas Finance Inc.
5.12%, 06/06/07	282,758	276,531
CAFCO LLC
5.26%, 01/30/07 (d)	403,941	402,288
Cantabric Finance LLC
5.25% - 5.26%, 01/25/07 - 03/06/07 (d)	969,458	962,434
Cheyne Finance LLC
5.24% - 5.26%, 02/15/07 - 04/23/07 (d)	953,300	941,601
Concord Minutemen Capital Co. LLC
5.27%, 01/11/07 (d)	80,788	80,682
Curzon Funding LLC
5.24%, 02/27/07 (d)	443,123	439,511
Edison Asset Securitization LLC
5.21%, 04/11/07 (d)	334,810	330,013
Eureka Securitization
5.26%, 02/09/07 (d)	1,009,852	1,004,245

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Five Finance Inc.
5.22%, 04/20/07 (d)	$371,625	$365,806
General Electric Capital Corp.
5.12%, 06/04/07 (d)	605,911	592,739
Giro Funding Corp.
5.25%, 03/05/07 - 03/12/07 (d)	1,324,925	1,312,121
Grampian Funding LLC
5.14% - 5.23%, 04/23/07 - 06/06/07 (d)	1,575,369	1,542,714
Harrier Finance Funding LLC
5.12%, 06/06/07 (d)	807,881	790,089
KKR Atlantic Funding Trust
5.32%, 01/03/07 (d)	605,911	605,821
Lexington Parker Capital Co. LLC
5.18% - 5.32%, 01/10/07 - 05/17/07 (d)	2,658,705	2,642,761
Lockhart Funding LLC
5.28%, 02/09/07 (d)	807,881	803,379
Nationwide Building Society
5.21%, 04/13/07 (d)	767,487	756,269
Nestle Capital Corp.
5.19%, 08/09/07 (d)	484,729	469,425
Norddeutsche Landesbank
5.27%, 02/15/07	767,487	762,549
Polonius Inc.
5.26%, 02/20/07 (d)	228,469	226,833
Regency Markets No. 1 LLC
5.32%, 01/22/07 (d)	268,483	267,690
Sedna Finance Inc.
5.22%, 04/17/07 (d)	460,492	453,481
Societe Generale
5.18%, 05/16/07	2,019,703	1,980,761
Thames Asset Global Securitization No. 1 Inc.
5.25%, 03/07/07 - 03/12/07 (d)	2,049,983	2,030,239
Thornburg Mortgage Capital Resources
5.28%, 01/17/07 - 03/12/07 (d)	995,310	988,437
Three Pillars Funding Corp.
5.26%, 02/14/07 (d)	472,118	469,152

		23,016,914

MEDIUM-TERM NOTES (c) (0.30%)
Bank of America N.A.
5.28%, 04/20/07	201,970	201,970
Cullinan Finance Corp.
5.71%, 06/28/07 (d)	605,911	605,911
K2 USA LLC
5.39%, 06/04/07 (d)	605,911	605,911
Sigma Finance Inc.
5.13% - 5.51%, 03/30/07 - 06/18/07 (d)	945,221	945,221

		2,359,013

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2010 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

MONEY MARKET FUNDS (0.55%)
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares
5.30% (a) (e)	4,299,324	$4,299,324

		4,299,324

REPURCHASE AGREEMENTS (c) (2.79%)
Banc of America Securities LLC, 5.36%, due 1/2/07, maturity value $1,616,725 (collateralized by non-U.S. Government debt securities, value $1,666,137, 4.25% to 8.00%, 3/1/08 to 7/15/17).	$1,615,763	1,615,763
Bear Stearns Companies Inc. (The), 5.37%, due 1/2/07, maturity value $1,212,545 (collateralized by U.S. Government obligations, value $1,236,802, 0.00% to 11.00%, 1/1/08 to 1/1/37).	1,211,822	1,211,822
Bear Stearns Companies Inc. (The), 5.37%, due 1/2/07, maturity value $2,829,272 (collateralized by non-U.S. Government debt securities, value $3,112,201, 1.00% to 8.84%, 8/3/14 to 12/25/46).	2,827,585	2,827,585
BNP Securities Corp., 5.36%, due 1/2/07, maturity value $80,836 (collateralized by non-U.S. Government debt securities, value $84,924, 5.46%, 3/15/08).	80,788	80,788
Citigroup Global Markets Holdings Inc., 5.36%, due 1/2/07, maturity value $2,829,269 (collateralized by non-U.S. Government debt securities, value $2,972,356, 3.78% to 7.41%, 11/25/19 to 10/25/45).	2,827,585	2,827,585
Citigroup Global Markets Holdings Inc., 5.42%, due 1/2/07, maturity value $889,205 (collateralized by non-U.S. Government debt securities, value $991,254, 0.00% to 10.00%, 6/1/28 to 11/16/36).	888,670	888,670
Citigroup Global Markets Holdings Inc., 5.46%, due 1/2/07, maturity value $485,023 (collateralized by non-U.S. Government debt securities, value $540,687, 0.00% to 10.00%, 6/1/28 to 11/16/36).	484,729	484,729

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

REPURCHASE AGREEMENTS (Cont.)
Goldman Sachs & Co. Inc., 5.35%, due 1/2/07, maturity value $1,616,723 (collateralized by non-U.S. Government debt securities, value $1,681,235, 0.00% to 10.00%, 1/23/07 to 5/15/44).	$1,615,763	$1,615,763
Goldman Sachs Group Inc., 5.36%, due 1/2/07, maturity value $299,960 (collateralized by non-U.S. Government debt securities, value $311,832, 0.00% to 10.00%, 1/23/07 to 5/15/44).	299,781	299,781
Goldman Sachs Group Inc., 5.46%, due 1/2/07, maturity value $485,023 (collateralized by non-U.S. Government debt securities, value $504,377, 0.00% to 10.00%, 1/23/07 to 5/15/44).	484,729	484,729
Greenwich Capital Markets Inc., 5.46%, due 1/2/07, maturity value $404,186 (collateralized by non-U.S. Government debt securities, value $446,998, 5.58%, 1/8/36).	403,941	403,941
HSBC Securities Inc., 5.36%, due 1/2/07, maturity value $404,182 (collateralized by non-U.S. Government debt securities, value $424,663, 3.16% to 5.32%, 5/15/34 to 6/1/46).	403,941	403,941
JP Morgan Securities Inc., 5.41%, due 1/2/07, maturity value $202,091 (collateralized by non-U.S. Government debt securities, value $212,331, 5.75% to 8.75%, 10/1/08 to 9/15/25).	201,970	201,970
Lehman Brothers Holdings Inc., 5.36%, due 1/2/07, maturity value $1,616,725 (collateralized by non-U.S. Government debt securities, value $1,666,158, 3.34% to 8.75%, 6/15/07 to 12/1/66).	1,615,763	1,615,763
Lehman Brothers Holdings Inc., 5.44%, due 1/2/07, maturity value $606,277 (collateralized by non-U.S. Government debt securities, value $624,469, 5.50% to 8.88%, 4/15/11 to 12/1/66).	605,911	605,911

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2010 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

REPURCHASE AGREEMENTS (Cont.)
Merrill Lynch & Co. Inc., 5.36%, due 1/2/07, maturity value $1,616,725 (collateralized by non-U.S. Government debt securities, value $1,669,394, 0.00% to 10.13%, 6/15/07 to 9/1/26).	$1,615,763	$1,615,763
Merrill Lynch & Co. Inc., 5.44%, due 1/2/07, maturity value $808,369 (collateralized by non-U.S. Government debt securities, value $832,623, 4.37% to 7.75%, 3/3/08 to 12/1/25).	807,881	807,881
Morgan Stanley, 5.36%, due 1/2/07, maturity value $808,362 (collateralized by non-U.S. Government debt securities, value $841,586, 0.00% to 10.00%, 1/1/07 to 12/31/37).	807,881	807,881
Morgan Stanley, 5.51%, due 6/4/07, maturity value $578,933 (collateralized by non-U.S. Government debt securities, value $594,029, 0.00% to 10.00%, 1/1/07 to 12/31/37). (f)	565,517	565,517
Wachovia Capital, 5.38%, due 1/2/07, maturity value $2,586,765 (collateralized by non-U.S. Government debt securities, value $2,717,583, 3.86% to 8.17%, 8/15/13 to 10/17/44).	2,585,220	2,585,220

		21,951,003

TIME DEPOSITS (c) (0.00%)
Bank of America N.A.
5.13%, 01/02/07	38,665	38,665

		38,665

VARIABLE & FLOATING RATE NOTES (c) (7.48%)
Allstate Life Global Funding II
5.33% - 5.43%, 11/02/07 - 01/25/08 (d)	2,068,176	2,068,396
American Express Bank
5.32%, 02/28/07	807,881	807,881
American Express Centurion Bank
5.44%, 07/19/07	888,670	889,232
American Express Credit Corp.
5.45%, 07/05/07	242,364	242,446
AmeriCredit Automobile Receivables Trust
5.35%, 02/06/07	101,081	101,081
Arkle Master Issuer PLC Series 2006-1A Class 1A
5.33%, 11/19/07 (d)	605,911	605,911

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
ASIF Global Financing
5.41%, 05/03/07 (d)	$80,788	$80,803
Australia & New Zealand Banking Group Ltd.
5.35%, 01/23/08 (d)	525,123	525,123
Bank of Ireland
5.33% - 5.35%, 08/14/07 - 12/20/07 (d)	1,171,428	1,171,459
Beta Finance Inc.
5.32% - 5.41%, 04/25/07 - 07/25/07 (d)	2,060,098	2,060,157
BMW US Capital LLC
5.35%, 01/15/08 (d)	807,881	807,881
BNP Paribas
5.35%, 11/19/07 (d)	1,494,581	1,494,581
Carlyle Loan Investment Ltd.
5.40%, 04/13/07 - 07/15/07 (d)	589,753	589,754
CC USA Inc.
5.37%, 07/30/07 (d)	403,941	403,973
Commodore CDO Ltd.
5.44%, 12/12/07 (d)	201,970	201,970
Credit Agricole SA
5.34%, 11/23/07	807,881	807,881
Credit Suisse First Boston NY
5.38%, 04/24/07	403,941	403,947
Cullinan Finance Corp.
5.36%, 04/25/07 (d)	201,970	201,970
DaimlerChrysler Auto Trust Series 2006-C Class A1
5.33%, 10/08/07 (d)	116,708	116,708
DEPFA Bank PLC
5.40%, 09/14/07	807,881	807,881
Dorada Finance Inc.
5.34% - 5.41%, 06/27/07 - 07/17/07 (d)	929,064	929,094
Eli Lilly Services Inc.
5.34%, 12/31/07 (d)	539,261	539,261
Fifth Third Bancorp
5.33%, 12/21/07 (d)	1,615,763	1,615,763
Five Finance Inc.
5.31% - 5.37%, 06/29/07 - 07/13/07 (d)	525,123	525,084
General Electric Capital Corp.
5.31% - 5.48%, 07/09/07 - 01/24/08 (d)	848,275	848,397
Granite Master Issuer PLC
5.32%, 08/20/07 (d)	2,827,585	2,827,585
Harrier Finance Funding LLC
5.32% - 5.37%, 07/25/07 - 08/15/07 (d)	1,050,246	1,050,256
Hartford Life Global Funding Trust
5.37% - 5.41%, 07/13/07 - 01/15/08	1,211,822	1,211,936

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2010 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
HBOS Treasury Services PLC
5.46%, 10/24/07 (d)	$807,881	$807,881
Holmes Financing PLC
5.32%, 07/16/07 (d)	1,413,792	1,413,792
JPMorgan Chase & Co.
5.32% - 5.45%, 07/27/07 - 08/02/07 (f)	2,221,674	2,221,674
K2 USA LLC
5.20% - 5.33%, 04/02/07 - 06/28/07 (d)	605,911	605,895
Kestrel Funding LLC
5.33%, 07/11/07 (d)	323,153	323,135
Kommunalkredit Austria AG
5.35%, 01/09/08 (d)	484,729	484,729
Leafs LLC
5.35%, 01/22/07 - 02/20/07 (d)	841,512	841,512
Links Finance LLC
5.31% - 5.35%, 05/10/07 - 05/16/07 (d)	888,670	888,637
Lothian Mortgages Master Issuer PLC
5.32%, 04/24/07 (d)	319,924	319,924
Marshall & Ilsley Bank
5.35%, 01/15/08	444,335	444,335
Master Funding LLC
5.38%, 04/25/07 - 05/25/07 (d)	1,462,047	1,462,047
Merrill Lynch & Co. Inc.
5.46%, 05/30/07 (f)	888,670	888,670
Metropolitan Life Global Funding I
5.36%, 02/08/07 (d)	1,211,822	1,211,822
Metropolitan Life Insurance Funding Agreement
5.45%, 08/01/07 (d) (f)	80,788	80,788
Mound Financing PLC
5.32%, 05/08/07 (d)	759,408	759,408
Natexis Banques Populaires
5.35% - 5.37%, 02/05/07 - 01/15/08 (d)	2,908,373	2,908,351
National City Bank of Indiana
5.35%, 05/21/07	403,941	403,954
Nationwide Building Society
5.38% - 5.49%, 02/08/07 - 10/26/07 (d)	2,666,009	2,666,409
Newcastle Ltd.
5.37%, 04/24/07 (d)	284,778	284,752
Northern Rock PLC
5.39%, 08/03/07 (d)	969,458	969,472
Northlake CDO I
5.42%, 09/06/07 (d)	242,364	242,364
Pricoa Global Funding I
5.34%, 11/27/07	1,090,640	1,090,640
Principal Life Global Funding I
5.80%, 02/08/07	363,547	363,718

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
Sedna Finance Inc.
5.33% - 5.36%, 05/25/07 - 08/21/07 (d)	$1,171,428	$1,171,413
Skandinaviska Enskilda Bank NY
5.35%, 01/18/08 (d)	807,881	807,881
Strips III LLC
5.40%, 07/24/07 (d)	174,876	174,876
SunTrust Bank
5.32%, 05/01/07	807,881	807,897
Tango Finance Corp.
5.30% - 5.35%, 04/25/07 - 07/16/07 (d)	1,971,231	1,971,130
Union Hamilton Special Funding LLC
5.36% - 5.37%, 03/28/07 - 06/21/07 (d)	1,333,004	1,333,004
Wachovia Asset Securitization Inc.
5.34%, 01/25/07 (d)	987,117	987,116
Wachovia Bank N.A.
5.36%, 05/22/07	1,615,763	1,615,763
Wal-Mart Stores Inc.
5.50%, 07/16/07 (d)	605,911	606,129
Wells Fargo & Co.
5.36%, 11/15/07 (d)	403,941	403,960
WhistleJacket Capital Ltd.
5.31% - 5.35%, 04/18/07 - 06/13/07 (d)	605,911	605,912
White Pine Finance LLC
5.31% - 5.32%, 05/22/07 - 08/20/07 (d)	2,423,644	2,423,337
Wind Master Trust
5.34%, 07/25/07 (d)	323,153	323,153

		58,851,891

TOTAL SHORT-TERM INVESTMENTS
(Cost: $113,102,030)		113,102,030

TOTAL INVESTMENTS (113.02%)		889,415,893

OTHER ASSETS, LESS LIABILITIES (-13.02)%		(102,435,345)

NET ASSETS (100.00%)		$786,980,548

(a)	Affiliated issuer. See Note 2.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 4.
(d)	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
(e)	The rate quoted is the annualized seven-day yield of the fund at period end.
(f)	The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Master Portfolio.

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2020 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2006

Security	Shares or principal	Value

MASTER PORTFOLIOS (64.44%)
Active Stock Master Portfolio (a)		$505,763,471
CoreAlpha Bond Master Portfolio (a)		390,732,236

TOTAL MASTER PORTFOLIOS		896,495,707

EXCHANGE-TRADED FUNDS (33.86%)
iShares Cohen & Steers Realty Majors Index Fund (a) (b)	574,689	57,710,270
iShares Lehman TIPS Bond Fund (a) (b)	750,799	74,178,941
iShares MSCI EAFE Index Fund (a) (b)	3,021,678	221,247,263
iShares S&P MidCap 400 Index Fund (a) (b)	967,741	77,612,828
iShares S&P SmallCap 600 Index Fund (a) (b)	611,441	40,348,992

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $381,819,142)		471,098,294

SHORT-TERM INVESTMENTS (20.64%)

CERTIFICATES OF DEPOSIT (c) (0.48%)
Credit Suisse First Boston NY
5.28% - 5.43%, 04/23/07 - 08/21/07	$1,445,361	1,445,361
Washington Mutual Bank
5.33%, 03/19/07	5,162,003	5,162,003

		6,607,364

COMMERCIAL PAPER (c) (4.23%)
Amstel Funding Corp.
5.22% - 5.25%, 02/13/07 - 04/17/07 (d)	2,170,333	2,139,278
Aspen Funding Corp.
5.26%, 02/21/07 (d)	1,342,121	1,332,316
Beta Finance Inc.
5.27%, 01/25/07 (d)	412,960	411,571
BNP Paribas Finance Inc.
5.12%, 06/06/07	722,680	706,765
CAFCO LLC
5.26%, 01/30/07 (d)	1,032,401	1,028,177
Cantabric Finance LLC
5.25% - 5.26%, 01/25/07 - 03/06/07 (d)	2,477,761	2,459,815
Cheyne Finance LLC
5.24% - 5.26%, 02/15/07 - 04/23/07 (d)	2,436,465	2,406,564
Concord Minutemen Capital Co. LLC
5.27%, 01/11/07 (d)	206,480	206,208
Curzon Funding LLC
5.24%, 02/27/07 (d)	1,132,543	1,123,312
Edison Asset Securitization LLC
5.21%, 04/11/07 (d)	855,716	843,455
Eureka Securitization
5.26%, 02/09/07 (d)	2,581,001	2,566,671

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Five Finance Inc.
5.22%, 04/20/07 (d)	$949,809	$934,935
General Electric Capital Corp.
5.12%, 06/04/07 (d)	1,548,601	1,514,936
Giro Funding Corp.
5.25%, 03/05/07 - 03/12/07 (d)	3,386,274	3,353,548
Grampian Funding LLC
5.14% - 5.23%, 04/23/07 - 06/06/07 (d)	4,026,362	3,942,903
Harrier Finance Funding LLC
5.12%, 06/06/07 (d)	2,064,801	2,019,328
KKR Atlantic Funding Trust
5.32%, 01/03/07 (d)	1,548,601	1,548,372
Lexington Parker Capital Co. LLC
5.18% - 5.32%, 01/10/07 - 05/17/07 (d)	6,795,178	6,754,426
Lockhart Funding LLC
5.28%, 02/09/07 (d)	2,064,801	2,053,293
Nationwide Building Society
5.21%, 04/13/07 (d)	1,961,561	1,932,889
Nestle Capital Corp.
5.19%, 08/09/07 (d)	1,238,881	1,199,766
Norddeutsche Landesbank
5.27%, 02/15/07	1,961,561	1,948,938
Polonius Inc.
5.26%, 02/20/07 (d)	583,926	579,745
Regency Markets No. 1 LLC
5.32%, 01/22/07 (d)	686,195	684,167
Sedna Finance Inc.
5.22%, 04/17/07 (d)	1,176,937	1,159,018
Societe Generale
5.18%, 05/16/07	5,162,003	5,062,474
Thames Asset Global Securitization No. 1 Inc.
5.25%, 03/07/07 - 03/12/07 (d)	5,239,392	5,188,932
Thornburg Mortgage Capital Resources
5.28%, 01/17/07 - 03/12/07 (d)	2,543,835	2,526,268
Three Pillars Funding Corp.
5.26%, 02/14/07 (d)	1,206,649	1,199,068

		58,827,138

MEDIUM-TERM NOTES (c) (0.43%)
Bank of America N.A.
5.28%, 04/20/07	516,200	516,200
Cullinan Finance Corp.
5.71%, 06/28/07 (d)	1,548,601	1,548,601
K2 USA LLC
5.39%, 06/04/07 (d)	1,548,601	1,548,601
Sigma Finance Inc.
5.13% - 5.51%, 03/30/07 - 06/18/07 (d)	2,415,817	2,415,817

		6,029,219

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2020 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

MONEY MARKET FUNDS (0.65%)
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares
5.30% (a) (e)	8,994,702	$8,994,702

		8,994,702

REPURCHASE AGREEMENTS (c) (4.03%)
Banc of America Securities LLC, 5.36%, due 1/2/07, maturity value $4,132,061 (collateralized by non-U.S. Government debt securities, value $4,258,351, 4.25% to 8.00%, 3/1/08 to 7/15/17).	$4,129,602	4,129,602
Bear Stearns Companies Inc. (The), 5.37%, due 1/2/07, maturity value $3,099,050 (collateralized by U.S. Government obligations, value $3,161,045, 0.00% to 11.00%, 1/1/08 to 1/1/37).	3,097,202	3,097,202
Bear Stearns Companies Inc. (The), 5.37%, due 1/2/07, maturity value $7,231,116 (collateralized by non-U.S. Government debt securities, value $7,954,233, 1.00% to 8.84%, 8/3/14 to 12/25/46).	7,226,804	7,226,804
BNP Securities Corp., 5.36%, due 1/2/07, maturity value $206,603 (collateralized by non-U.S. Government debt securities, value $217,052, 5.46%, 3/15/08).	206,480	206,480
Citigroup Global Markets Holdings Inc., 5.36%, due 1/2/07, maturity value $7,231,108 (collateralized by non-U.S. Government debt securities, value $7,596,815, 3.78% to 7.41%, 11/25/19 to 10/25/45).	7,226,804	7,226,804
Citigroup Global Markets Holdings Inc., 5.42%, due 1/2/07, maturity value $2,272,649 (collateralized by non-U.S. Government debt securities, value $2,533,470, 0.00% to 10.00%, 6/1/28 to 11/16/36).	2,271,281	2,271,281
Citigroup Global Markets Holdings Inc., 5.46%, due 1/2/07, maturity value $1,239,633 (collateralized by non-U.S. Government debt securities, value $1,381,899, 0.00% to 10.00%, 6/1/28 to 11/16/36).	1,238,881	1,238,881

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

REPURCHASE AGREEMENTS (Cont.)
Goldman Sachs & Co. Inc., 5.35%, due 1/2/07, maturity value $4,132,057 (collateralized by non-U.S. Government debt securities, value $4,296,937, 0.00% to 10.00%, 1/23/07 to 5/15/44).	$4,129,602	$4,129,602
Goldman Sachs Group Inc., 5.36%, due 1/2/07, maturity value $766,642 (collateralized by non-U.S. Government debt securities, value $796,986, 0.00% to 10.00%, 1/23/07 to 5/15/44).	766,186	766,186
Goldman Sachs Group Inc., 5.46%, due 1/2/07, maturity value $1,239,633 (collateralized by non-U.S. Government debt securities, value $1,289,097, 0.00% to 10.00%, 1/23/07 to 5/15/44).	1,238,881	1,238,881
Greenwich Capital Markets Inc., 5.46%, due 1/2/07, maturity value $1,033,027 (collateralized by non-U.S. Government debt securities, value $1,142,447, 5.58%, 1/8/36).	1,032,401	1,032,401
HSBC Securities Inc., 5.36%, due 1/2/07, maturity value $1,033,016 (collateralized by non-U.S. Government debt securities, value $1,085,363, 3.16% to 5.32%, 5/15/34 to 6/1/46).	1,032,401	1,032,401
JP Morgan Securities Inc., 5.41%, due 1/2/07, maturity value $516,510 (collateralized by non-U.S. Government debt securities, value $542,681, 5.75% to 8.75%, 10/1/08 to 9/15/25).	516,200	516,200
Lehman Brothers Holdings Inc., 5.36%, due 1/2/07, maturity value $4,132,061 (collateralized by non-U.S. Government debt securities, value $4,258,403, 3.34% to 8.75%, 6/15/07 to 12/1/66).	4,129,602	4,129,602
Lehman Brothers Holdings Inc., 5.44%, due 1/2/07, maturity value $1,549,537 (collateralized by non-U.S. Government debt securities, value $1,596,032, 5.50% to 8.88%, 4/15/11 to 12/1/66).	1,548,601	1,548,601

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2020 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

REPURCHASE AGREEMENTS (Cont.)
Merrill Lynch & Co. Inc., 5.36%, due 1/2/07, maturity value $4,132,061 (collateralized by non-U.S. Government debt securities, value $4,266,673, 0.00% to 10.13%, 6/15/07 to 9/1/26).	$4,129,602	$4,129,602
Merrill Lynch & Co. Inc., 5.44%, due 1/2/07, maturity value $2,066,049 (collateralized by non-U.S. Government debt securities, value $2,128,036, 4.37% to 7.75%, 3/3/08 to 12/1/25).	2,064,801	2,064,801
Morgan Stanley, 5.36%, due 1/2/07, maturity value $2,066,031 (collateralized by non-U.S. Government debt securities, value $2,150,944, 0.00% to 10.00%, 1/1/07 to 12/31/37).	2,064,801	2,064,801
Morgan Stanley, 5.51%, due 6/4/07, maturity value $1,479,650 (collateralized by non-U.S. Government debt securities, value $1,518,232, 0.00% to 10.00%, 1/1/07 to 12/31/37). (f)	1,445,361	1,445,361
Wachovia Capital, 5.38%, due 1/2/07, maturity value $6,611,314 (collateralized by non-U.S. Government debt securities, value $6,945,659, 3.86% to 8.17%, 8/15/13 to 10/17/44).	6,607,364	6,607,364

		56,102,857

TIME DEPOSITS (c) (0.01%)
Bank of America N.A.
5.13%, 01/02/07	98,821	98,821

		98,821

VARIABLE & FLOATING RATE NOTES (c) (10.81%)
Allstate Life Global Funding II
5.33% - 5.43%, 11/02/07 - 01/25/08 (d)	5,285,891	5,286,454
American Express Bank
5.32%, 02/28/07	2,064,801	2,064,799
American Express Centurion Bank
5.44%, 07/19/07	2,271,281	2,272,718
American Express Credit Corp.
5.45%, 07/05/07	619,440	619,649
AmeriCredit Automobile Receivables Trust
5.35%, 02/06/07	258,344	258,344
Arkle Master Issuer PLC Series 2006-1A Class 1A
5.33%, 11/19/07 (d)	1,548,601	1,548,601

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
ASIF Global Financing
5.41%, 05/03/07 (d)	$206,480	$206,517
Australia & New Zealand Banking Group Ltd.
5.35%, 01/23/08 (d)	1,342,121	1,342,121
Bank of Ireland
5.33% - 5.35%, 08/14/07 - 12/20/07 (d)	2,993,962	2,994,042
Beta Finance Inc.
5.32% - 5.41%, 04/25/07 - 07/25/07 (d)	5,265,243	5,265,396
BMW US Capital LLC
5.35%, 01/15/08 (d)	2,064,801	2,064,801
BNP Paribas
5.35%, 11/19/07 (d)	3,819,882	3,819,882
Carlyle Loan Investment Ltd.
5.40%, 04/13/07 - 07/15/07 (d)	1,507,305	1,507,305
CC USA Inc.
5.37%, 07/30/07 (d)	1,032,401	1,032,483
Commodore CDO Ltd.
5.44%, 12/12/07 (d)	516,200	516,200
Credit Agricole SA
5.34%, 11/23/07	2,064,801	2,064,801
Credit Suisse First Boston NY
5.38%, 04/24/07	1,032,401	1,032,417
Cullinan Finance Corp.
5.36%, 04/25/07 (d)	516,200	516,200
DaimlerChrysler Auto Trust Series 2006-C Class A1
5.33%, 10/08/07 (d)	298,284	298,284
DEPFA Bank PLC
5.40%, 09/14/07	2,064,801	2,064,801
Dorada Finance Inc.
5.34% - 5.41%, 06/27/07 - 07/17/07 (d)	2,374,521	2,374,599
Eli Lilly Services Inc.
5.34%, 12/31/07 (d)	1,378,255	1,378,255
Fifth Third Bancorp
5.33%, 12/21/07 (d)	4,129,602	4,129,602
Five Finance Inc.
5.31% - 5.37%, 06/29/07 - 07/13/07 (d)	1,342,121	1,342,021
General Electric Capital Corp.
5.31% - 5.48%, 07/09/07 - 01/24/08 (d)	2,168,041	2,168,351
Granite Master Issuer PLC
5.32%, 08/20/07 (d)	7,226,804	7,226,804
Harrier Finance Funding LLC
5.32% - 5.37%, 07/25/07 - 08/15/07 (d)	2,684,242	2,684,269

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2020 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
Hartford Life Global Funding Trust
5.37% - 5.41%, 07/13/07 - 01/15/08	$3,097,202	$3,097,494
HBOS Treasury Services PLC
5.46%, 10/24/07 (d)	2,064,801	2,064,801
Holmes Financing PLC
5.32%, 07/16/07 (d)	3,613,402	3,613,402
JPMorgan Chase & Co.
5.32% - 5.45%, 07/27/07 - 08/02/07 (f)	5,678,203	5,678,203
K2 USA LLC
5.20% - 5.33%, 04/02/07 - 06/28/07 (d)	1,548,601	1,548,560
Kestrel Funding LLC
5.33%, 07/11/07 (d)	825,920	825,875
Kommunalkredit Austria AG
5.35%, 01/09/08 (d)	1,238,881	1,238,881
Leafs LLC
5.35%, 01/22/07 - 02/20/07 (d)	2,150,756	2,150,755
Links Finance LLC
5.31% - 5.35%, 05/10/07 - 05/16/07 (d)	2,271,281	2,271,199
Lothian Mortgages Master Issuer PLC
5.32%, 04/24/07 (d)	817,670	817,670
Marshall & Ilsley Bank
5.35%, 01/15/08	1,135,641	1,135,641
Master Funding LLC
5.38%, 04/25/07 - 05/25/07 (d)	3,736,733	3,736,733
Merrill Lynch & Co. Inc.
5.46%, 05/30/07 (f)	2,271,281	2,271,281
Metropolitan Life Global Funding I
5.36%, 02/08/07 (d)	3,097,202	3,097,202
Metropolitan Life Insurance Funding Agreement
5.45%, 08/01/07 (d) (f)	206,480	206,480
Mound Financing PLC
5.32%, 05/08/07 (d)	1,940,913	1,940,913
Natexis Banques Populaires
5.35% - 5.37%, 02/05/07 - 01/15/08 (d)	7,433,284	7,433,227
National City Bank of Indiana
5.35%, 05/21/07	1,032,401	1,032,434
Nationwide Building Society
5.38% - 5.49%, 02/08/07 - 10/26/07 (d)	6,813,844	6,814,867
Newcastle Ltd.
5.37%, 04/24/07 (d)	727,842	727,776
Northern Rock PLC
5.39%, 08/03/07 (d)	2,477,761	2,477,799
Northlake CDO I
5.42%, 09/06/07 (d)	619,440	619,440
Pricoa Global Funding I
5.34%, 11/27/07	2,787,482	2,787,482

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
Principal Life Global Funding I
5.80%, 02/08/07	$929,161	$929,599
Sedna Finance Inc.
5.33% - 5.36%, 05/25/07 - 08/21/07 (d)	2,993,962	2,993,925
Skandinaviska Enskilda Bank NY
5.35%, 01/18/08 (d)	2,064,801	2,064,801
Strips III LLC
5.40%, 07/24/07 (d)	446,953	446,953
SunTrust Bank
5.32%, 05/01/07	2,064,801	2,064,841
Tango Finance Corp.
5.30% - 5.35%, 04/25/07 - 07/16/07 (d)	5,038,115	5,037,859
Union Hamilton Special Funding LLC
5.36% - 5.37%, 03/28/07 - 06/21/07 (d)	3,406,922	3,406,921
Wachovia Asset Securitization Inc.
5.34%, 01/25/07 (d)	2,522,895	2,522,895
Wachovia Bank N.A.
5.36%, 05/22/07	4,129,602	4,129,602
Wal-Mart Stores Inc.
5.50%, 07/16/07 (d)	1,548,601	1,549,159
Wells Fargo & Co.
5.36%, 11/15/07 (d)	1,032,401	1,032,451
WhistleJacket Capital Ltd.
5.31% - 5.35%, 04/18/07 - 06/13/07 (d)	1,548,601	1,548,602
White Pine Finance LLC
5.31% - 5.32%, 05/22/07 - 08/20/07 (d)	6,194,404	6,193,618
Wind Master Trust
5.34%, 07/25/07 (d)	825,920	825,920

		150,414,977

TOTAL SHORT-TERM INVESTMENTS
(Cost: $287,075,078)		287,075,078

TOTAL INVESTMENTS (118.94%)		1,654,669,079

OTHER ASSETS, LESS LIABILITIES (-18.94%)		(263,515,784)

NET ASSETS (100.00%)		$1,391,153,295

(a)	Affiliated issuer. See Note 2.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 4.
(d)	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
(e)	The rate quoted is the annualized seven-day yield of the fund at period end.
(f)	The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Master Portfolio.

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2030 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2006

Security	Shares or principal	Value

MASTER PORTFOLIOS (60.96%)
Active Stock Master Portfolio (a)		$442,221,978
CoreAlpha Bond Master Portfolio (a)		160,445,879

TOTAL MASTER PORTFOLIOS		602,667,857

EXCHANGE-TRADED FUNDS (36.94%)
iShares Cohen & Steers Realty Majors Index Fund (a) (b)	484,906	48,694,260
iShares Lehman TIPS Bond Fund (a) (b)	278,009	27,467,289
iShares MSCI EAFE Index Fund (a) (b)	2,595,790	190,063,744
iShares S&P MidCap 400 Index Fund (a) (b)	811,278	65,064,496
iShares S&P SmallCap 600 Index Fund (a) (b)	513,403	33,879,464

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $293,787,764)		365,169,253

SHORT-TERM INVESTMENTS (20.57%)

CERTIFICATES OF DEPOSIT (c) (0.47%)
Credit Suisse First Boston NY
5.28% - 5.43%, 04/23/07 - 08/21/07	$1,018,486	1,018,486
Washington Mutual Bank
5.33%, 03/19/07	3,637,452	3,637,452

		4,655,938

COMMERCIAL PAPER (c) (4.19%)
Amstel Funding Corp.
5.22% - 5.25%, 02/13/07 - 04/17/07 (d)	1,529,345	1,507,465
Aspen Funding Corp.
5.26%, 02/21/07 (d)	945,737	938,828
Beta Finance Inc.
5.27%, 01/25/07 (d)	290,996	290,017
BNP Paribas Finance Inc.
5.12%, 06/06/07	509,243	498,028
CAFCO LLC
5.26%, 01/30/07 (d)	727,490	724,514
Cantabric Finance LLC
5.25% - 5.26%, 01/25/07 - 03/06/07 (d)	1,745,977	1,733,326
Cheyne Finance LLC
5.24% - 5.26%, 02/15/07 - 04/23/07 (d)	1,716,877	1,695,808
Concord Minutemen Capital Co. LLC
5.27%, 01/11/07 (d)	145,498	145,306
Curzon Funding LLC
5.24%, 02/27/07 (d)	798,057	791,552
Edison Asset Securitization LLC
5.21%, 04/11/07 (d)	602,988	594,348
Eureka Securitization
5.26%, 02/09/07 (d)	1,818,726	1,808,628

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Five Finance Inc.
5.22%, 04/20/07 (d)	$669,291	$658,810
General Electric Capital Corp.
5.12%, 06/04/07 (d)	1,091,236	1,067,513
Giro Funding Corp.
5.25%, 03/05/07 - 03/12/07 (d)	2,386,168	2,363,108
Grampian Funding LLC
5.14% - 5.23%, 04/23/07 - 06/06/07 (d)	2,837,212	2,778,402
Harrier Finance Funding LLC
5.12%, 06/06/07 (d)	1,454,981	1,422,938
KKR Atlantic Funding Trust
5.32%, 01/03/07 (d)	1,091,236	1,091,074
Lexington Parker Capital Co. LLC
5.18% - 5.32%, 01/10/07 - 05/17/07 (d)	4,788,283	4,759,568
Lockhart Funding LLC
5.28%, 02/09/07 (d)	1,454,981	1,446,872
Nationwide Building Society
5.21%, 04/13/07 (d)	1,382,232	1,362,028
Nestle Capital Corp.
5.19%, 08/09/07 (d)	872,988	845,426
Norddeutsche Landesbank
5.27%, 02/15/07	1,382,232	1,373,337
Polonius Inc.
5.26%, 02/20/07 (d)	411,469	408,523
Regency Markets No. 1 LLC
5.32%, 01/22/07 (d)	483,534	482,105
Sedna Finance Inc.
5.22%, 04/17/07 (d)	829,339	816,712
Societe Generale
5.18%, 05/16/07	3,637,452	3,567,318
Thames Asset Global Securitization No. 1 Inc.
5.25%, 03/07/07 - 03/12/07 (d)	3,691,984	3,656,427
Thornburg Mortgage Capital Resources
5.28%, 01/17/07 - 03/12/07 (d)	1,792,536	1,780,158
Three Pillars Funding Corp.
5.26%, 02/14/07 (d)	850,276	844,934

		41,453,073

MEDIUM-TERM NOTES (c) (0.43%)
Bank of America N.A.
5.28%, 04/20/07	363,745	363,745
Cullinan Finance Corp.
5.71%, 06/28/07 (d)	1,091,236	1,091,236
K2 USA LLC
5.39%, 06/04/07 (d)	1,091,236	1,091,236
Sigma Finance Inc.
5.13% - 5.51%, 03/30/07 - 06/18/07 (d)	1,702,327	1,702,327

		4,248,544

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2030 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

MONEY MARKET FUNDS (0.75%)
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares
5.30% (a) (e)	7,455,939	$7,455,939

		7,455,939

REPURCHASE AGREEMENTS (c) (4.00%)
Banc of America Securities LLC, 5.36%, due 1/2/07, maturity value $2,911,694 (collateralized by non-U.S. Government debt securities, value $3,000,685, 4.25% to 8.00%, 3/1/08 to 7/15/17).	$2,909,961	2,909,961
Bear Stearns Companies Inc. (The), 5.37%, due 1/2/07, maturity value $2,183,773 (collateralized by U.S. Government obligations, value $2,227,459, 0.00% to 11.00%, 1/1/08 to 1/1/37).	2,182,471	2,182,471
Bear Stearns Companies Inc. (The), 5.37%, due 1/2/07, maturity value $5,095,470 (collateralized by non-U.S. Government debt securities, value $5,605,021, 1.00% to 8.84%, 8/3/14 to 12/25/46).	5,092,432	5,092,432
BNP Securities Corp., 5.36%, due 1/2/07, maturity value $145,585 (collateralized by non-U.S. Government debt securities, value $152,948, 5.46%, 3/15/08).	145,498	145,498
Citigroup Global Markets Holdings Inc., 5.36%, due 1/2/07, maturity value $5,095,465 (collateralized by non-U.S. Government debt securities, value $5,353,164, 3.78% to 7.41%, 11/25/19 to 10/25/45).	5,092,432	5,092,432
Citigroup Global Markets Holdings Inc., 5.42%, due 1/2/07, maturity value $1,601,443 (collateralized by non-U.S. Government debt securities, value $1,785,232, 0.00% to 10.00%, 6/1/28 to 11/16/36).	1,600,479	1,600,479
Citigroup Global Markets Holdings Inc., 5.46%, due 1/2/07, maturity value $873,518 (collateralized by non-U.S. Government debt securities, value $973,768, 0.00% to 10.00%, 6/1/28 to 11/16/36).	872,988	872,988

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

REPURCHASE AGREEMENTS (Cont.)
Goldman Sachs & Co. Inc., 5.35%, due 1/2/07, maturity value $2,911,691 (collateralized by non-U.S. Government debt securities, value $3,027,875, 0.00% to 10.00%, 1/23/07 to 5/15/44).	$2,909,961	$2,909,961
Goldman Sachs Group Inc., 5.36%, due 1/2/07, maturity value $540,222 (collateralized by non-U.S. Government debt securities, value $561,603, 0.00% to 10.00%, 1/23/07 to 5/15/44).	539,900	539,900
Goldman Sachs Group Inc., 5.46%, due 1/2/07, maturity value $873,518 (collateralized by non-U.S. Government debt securities, value $908,374, 0.00% to 10.00%, 1/23/07 to 5/15/44).	872,988	872,988
Greenwich Capital Markets Inc., 5.46%, due 1/2/07, maturity value $727,931 (collateralized by non-U.S. Government debt securities, value $805,036, 5.58%, 1/8/36).	727,490	727,490
HSBC Securities Inc., 5.36%, due 1/2/07, maturity value $727,923 (collateralized by non-U.S. Government debt securities, value $764,811, 3.16% to 5.32%, 5/15/34 to 6/1/46).	727,490	727,490
JP Morgan Securities Inc., 5.41%, due 1/2/07, maturity value $363,964 (collateralized by non-U.S. Government debt securities, value $382,405, 5.75% to 8.75%, 10/1/08 to 9/15/25).	363,745	363,745
Lehman Brothers Holdings Inc., 5.36%, due 1/2/07, maturity value $2,911,694 (collateralized by non-U.S. Government debt securities, value $3,000,722, 3.34% to 8.75%, 6/15/07 to 12/1/66).	2,909,961	2,909,961
Lehman Brothers Holdings Inc., 5.44%, due 1/2/07, maturity value $1,091,896 (collateralized by non-U.S. Government debt securities, value $1,124,658, 5.50% to 8.88%, 4/15/11 to 12/1/66).	1,091,236	1,091,236

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2030 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

REPURCHASE AGREEMENTS (Cont.)
Merrill Lynch & Co. Inc., 5.36%, due 1/2/07, maturity value $2,911,694 (collateralized by non-U.S. Government debt securities, value $3,006,550, 0.00% to 10.13%, 6/15/07 to 9/1/26).	$2,909,961	$2,909,961
Merrill Lynch & Co. Inc., 5.44%, due 1/2/07, maturity value $1,455,860 (collateralized by non-U.S. Government debt securities, value $1,499,540, 4.37% to 7.75%, 3/3/08 to 12/1/25).	1,454,981	1,454,981
Morgan Stanley, 5.36%, due 1/2/07, maturity value $1,455,848 (collateralized by non-U.S. Government debt securities, value $1,515,682, 0.00% to 10.00%, 1/1/07 to 12/31/37).	1,454,981	1,454,981
Morgan Stanley, 5.51%, due 6/4/07, maturity value $1,042,648 (collateralized by non-U.S. Government debt securities, value $1,069,836, 0.00% to 10.00%, 1/1/07 to 12/31/37). (f)	1,018,486	1,018,486
Wachovia Capital, 5.38%, due 1/2/07, maturity value $4,658,721 (collateralized by non-U.S. Government debt securities, value $4,894,321, 3.86% to 8.17%, 8/15/13 to 10/17/44).	4,655,938	4,655,938

		39,533,379

TIME DEPOSITS (c) (0.01%)
Bank of America N.A.
5.13%, 01/02/07	69,635	69,635

		69,635

VARIABLE & FLOATING RATE NOTES (c) (10.72%)
Allstate Life Global Funding II
5.33% - 5.43%, 11/02/07 - 01/25/08 (d)	3,724,750	3,725,147
American Express Bank
5.32%, 02/28/07	1,454,981	1,454,979
American Express Centurion Bank
5.44%, 07/19/07	1,600,479	1,601,491
American Express Credit Corp.
5.45%, 07/05/07	436,494	436,641
AmeriCredit Automobile Receivables Trust
5.35%, 02/06/07	182,044	182,044

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
Arkle Master Issuer PLC Series 2006-1A Class 1A
5.33%, 11/19/07 (d)	$1,091,236	$1,091,236
ASIF Global Financing
5.41%, 05/03/07 (d)	145,498	145,524
Australia & New Zealand Banking Group Ltd.
5.35%, 01/23/08 (d)	945,737	945,737
Bank of Ireland
5.33% - 5.35%, 08/14/07 - 12/20/07 (d)	2,109,722	2,109,778
Beta Finance Inc.
5.32% - 5.41%, 04/25/07 - 07/25/07 (d)	3,710,201	3,710,308
BMW US Capital LLC
5.35%, 01/15/08 (d)	1,454,981	1,454,981
BNP Paribas
5.35%, 11/19/07 (d)	2,691,714	2,691,714
Carlyle Loan Investment Ltd.
5.40%, 04/13/07 - 07/15/07 (d)	1,062,136	1,062,135
CC USA Inc.
5.37%, 07/30/07 (d)	727,490	727,548
Commodore CDO Ltd.
5.44%, 12/12/07 (d)	363,745	363,745
Credit Agricole SA
5.34%, 11/23/07	1,454,981	1,454,981
Credit Suisse First Boston NY
5.38%, 04/24/07	727,490	727,502
Cullinan Finance Corp.
5.36%, 04/25/07 (d)	363,745	363,745
DaimlerChrysler Auto Trust Series 2006-C Class A1
5.33%, 10/08/07 (d)	210,188	210,188
DEPFA Bank PLC
5.40%, 09/14/07	1,454,981	1,454,981
Dorada Finance Inc.
5.34% - 5.41%, 06/27/07 - 07/17/07 (d)	1,673,228	1,673,282
Eli Lilly Services Inc.
5.34%, 12/31/07 (d)	971,200	971,200
Fifth Third Bancorp
5.33%, 12/21/07 (d)	2,909,961	2,909,961
Five Finance Inc.
5.31% - 5.37%, 06/29/07 - 07/13/07 (d)	945,737	945,668
General Electric Capital Corp.
5.31% - 5.48%, 07/09/07 - 01/24/08 (d)	1,527,730	1,527,947
Granite Master Issuer PLC
5.32%, 08/20/07 (d)	5,092,432	5,092,432
Harrier Finance Funding LLC
5.32% - 5.37%, 07/25/07 - 08/15/07 (d)	1,891,475	1,891,494

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2030 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
Hartford Life Global Funding Trust
5.37% - 5.41%, 07/13/07 - 01/15/08	$2,182,471	$2,182,677
HBOS Treasury Services PLC
5.46%, 10/24/07 (d)	1,454,981	1,454,981
Holmes Financing PLC
5.32%, 07/16/07 (d)	2,546,216	2,546,216
JPMorgan Chase & Co.
5.32% - 5.45%, 07/27/07 - 08/02/07 (f)	4,001,197	4,001,197
K2 USA LLC
5.20% - 5.33%, 04/02/07 - 06/28/07 (d)	1,091,235	1,091,207
Kestrel Funding LLC
5.33%, 07/11/07 (d)	581,992	581,960
Kommunalkredit Austria AG
5.35%, 01/09/08 (d)	872,988	872,988
Leafs LLC
5.35%, 01/22/07 - 02/20/07 (d)	1,515,549	1,515,549
Links Finance LLC
5.31% - 5.35%, 05/10/07 - 05/16/07 (d)	1,600,479	1,600,421
Lothian Mortgages Master Issuer PLC
5.32%, 04/24/07 (d)	576,178	576,178
Marshall & Ilsley Bank
5.35%, 01/15/08	800,239	800,239
Master Funding LLC
5.38%, 04/25/07 - 05/25/07 (d)	2,633,122	2,633,123
Merrill Lynch & Co. Inc.
5.46%, 05/30/07 (f)	1,600,479	1,600,479
Metropolitan Life Global Funding I
5.36%, 02/08/07 (d)	2,182,471	2,182,471
Metropolitan Life Insurance Funding Agreement
5.45%, 08/01/07 (d) (f)	145,498	145,498
Mound Financing PLC
5.32%, 05/08/07 (d)	1,367,682	1,367,682
Natexis Banques Populaires
5.35% - 5.37%, 02/05/07 - 01/15/08 (d)	5,237,930	5,237,890
National City Bank of Indiana
5.35%, 05/21/07	727,490	727,514
Nationwide Building Society
5.38% - 5.49%, 02/08/07 - 10/26/07 (d)	4,801,436	4,802,158
Newcastle Ltd.
5.37%, 04/24/07 (d)	512,881	512,834
Northern Rock PLC
5.39%, 08/03/07 (d)	1,745,977	1,746,003
Northlake CDO I
5.42%, 09/06/07 (d)	436,494	436,494
Pricoa Global Funding I
5.34%, 11/27/07	1,964,224	1,964,224

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
Principal Life Global Funding I
5.80%, 02/08/07	$654,741	$655,050
Sedna Finance Inc.
5.33% - 5.36%, 05/25/07 - 08/21/07 (d)	2,109,722	2,109,697
Skandinaviska Enskilda Bank NY
5.35%, 01/18/08 (d)	1,454,981	1,454,981
Strips III LLC
5.40%, 07/24/07 (d)	314,949	314,949
SunTrust Bank
5.32%, 05/01/07	1,454,981	1,455,009
Tango Finance Corp.
5.30% - 5.35%, 04/25/07 - 07/16/07 (d)	3,550,153	3,549,971
Union Hamilton Special Funding LLC
5.36% - 5.37%, 03/28/07 - 06/21/07 (d)	2,400,718	2,400,718
Wachovia Asset Securitization Inc.
5.34%, 01/25/07 (d)	1,777,780	1,777,780
Wachovia Bank N.A.
5.36%, 05/22/07	2,909,961	2,909,961
Wal-Mart Stores Inc.
5.50%, 07/16/07 (d)	1,091,236	1,091,629
Wells Fargo & Co.
5.36%, 11/15/07 (d)	727,490	727,526
WhistleJacket Capital Ltd.
5.31% - 5.35%, 04/18/07 - 06/13/07 (d)	1,091,235	1,091,236
White Pine Finance LLC
5.31% - 5.32%, 05/22/07 - 08/20/07 (d)	4,364,942	4,364,389
Wind Master Trust
5.34%, 07/25/07 (d)	581,992	581,992

		105,991,260

TOTAL SHORT-TERM INVESTMENTS
(Cost: $203,407,768)		203,407,768

TOTAL INVESTMENTS (118.47%)		1,171,244,878

OTHER ASSETS, LESS LIABILITIES (-18.47%)		(182,604,629)

NET ASSETS (100.00%)		$988,640,249

(a)	Affiliated issuer. See Note 2.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 4.
(d)	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
(e)	The rate quoted is the annualized seven-day yield of the fund at period end.
(f)	The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Master Portfolio.

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2040 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2006

Security	Shares or principal	Value

MASTER PORTFOLIOS (58.78%)
Active Stock Master Portfolio (a)		$365,884,829
CoreAlpha Bond Master Portfolio (a)		50,420,363

TOTAL MASTER PORTFOLIOS		416,305,192

EXCHANGE-TRADED FUNDS (38.95%)
iShares Cohen & Steers Realty Majors Index Fund (a) (b)	392,561	39,420,976
iShares MSCI EAFE Index Fund (a) (b)	2,126,936	155,734,254
iShares S&P MidCap 400 Index Fund (a) (b)	656,631	52,661,806
iShares S&P SmallCap 600 Index Fund (a) (b)	425,380	28,070,826

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $223,583,086)		275,887,862

SHORT-TERM INVESTMENTS (21.31%)

CERTIFICATES OF DEPOSIT (c) (0.49%)
Credit Suisse First Boston NY
5.28% - 5.43%, 04/23/07 - 08/21/07	$751,798	751,798
Washington Mutual Bank
5.33%, 03/19/07	2,684,994	2,684,994

		3,436,792

COMMERCIAL PAPER (c) (4.32%)
Amstel Funding Corp.
5.22% - 5.25%, 02/13/07 - 04/17/07 (d)	1,128,890	1,112,731
Aspen Funding Corp.
5.26%, 02/21/07 (d)	698,099	692,999
Beta Finance Inc.
5.27%, 01/25/07 (d)	214,800	214,077
BNP Paribas Finance Inc.
5.12%, 06/06/07	375,899	367,621
CAFCO LLC
5.26%, 01/30/07 (d)	536,999	534,802
Cantabric Finance LLC
5.25% - 5.26%, 01/25/07 - 03/06/07 (d)	1,288,797	1,279,459
Cheyne Finance LLC
5.24% - 5.26%, 02/15/07 - 04/23/07 (d)	1,267,317	1,251,764
Concord Minutemen Capital Co. LLC
5.27%, 01/11/07 (d)	107,400	107,258
Curzon Funding LLC
5.24%, 02/27/07 (d)	589,088	584,286
Edison Asset Securitization LLC
5.21%, 04/11/07 (d)	445,097	438,720
Eureka Securitization
5.26%, 02/09/07 (d)	1,342,497	1,335,043
Five Finance Inc.
5.22%, 04/20/07 (d)	494,039	486,302

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
General Electric Capital Corp.
5.12%, 06/04/07 (d)	$805,498	$787,988
Giro Funding Corp.
5.25%, 03/05/07 - 03/12/07 (d)	1,761,356	1,744,335
Grampian Funding LLC
5.14% - 5.23%, 04/23/07 - 06/06/07 (d)	2,094,296	2,050,884
Harrier Finance Funding LLC
5.12%, 06/06/07 (d)	1,073,998	1,050,345
KKR Atlantic Funding Trust
5.32%, 01/03/07 (d)	805,498	805,379
Lexington Parker Capital Co. LLC
5.18% - 5.32%, 01/10/07 - 05/17/07 (d)	3,534,484	3,513,287
Lockhart Funding LLC
5.28%, 02/09/07 (d)	1,073,998	1,068,012
Nationwide Building Society
5.21%, 04/13/07 (d)	1,020,298	1,005,384
Nestle Capital Corp.
5.19%, 08/09/07 (d)	644,399	624,053
Norddeutsche Landesbank
5.27%, 02/15/07	1,020,298	1,013,732
Polonius Inc.
5.26%, 02/20/07 (d)	303,727	301,552
Regency Markets No. 1 LLC
5.32%, 01/22/07 (d)	356,922	355,867
Sedna Finance Inc.
5.22%, 04/17/07 (d)	612,179	602,858
Societe Generale
5.18%, 05/16/07	2,684,994	2,633,225
Thames Asset Global Securitization No. 1 Inc.
5.25%, 03/07/07 - 03/12/07 (d)	2,725,248	2,699,001
Thornburg Mortgage Capital Resources
5.28%, 01/17/07 - 03/12/07 (d)	1,323,165	1,314,027
Three Pillars Funding Corp.
5.26%, 02/14/07 (d)	627,634	623,690

		30,598,681

MEDIUM-TERM NOTES (c) (0.44%)
Bank of America N.A.
5.28%, 04/20/07	268,499	268,499
Cullinan Finance Corp.
5.71%, 06/28/07 (d)	805,498	805,498
K2 USA LLC
5.39%, 06/04/07 (d)	805,498	805,498
Sigma Finance Inc.
5.13% - 5.51%, 03/30/07 - 06/18/07 (d)	1,256,577	1,256,577

		3,136,072

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2040 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

MONEY MARKET FUNDS (0.88%)
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares
5.30% (a) (e)	6,251,215	$6,251,215

		6,251,215

REPURCHASE AGREEMENTS (c) (4.12%)
Banc of America Securities LLC, 5.36%, due 1/2/07, maturity value $2,149,275 (collateralized by non-U.S. Government debt securities, value $2,214,963, 4.25% to 8.00%, 3/1/08 to 7/15/17).	$2,147,996	2,147,996
Bear Stearns Companies Inc. (The), 5.37%, due 1/2/07, maturity value $1,611,958 (collateralized by U.S. Government obligations, value $1,644,205, 0.00% to 11.00%, 1/1/08 to 1/1/37).	1,610,997	1,610,997
Bear Stearns Companies Inc. (The), 5.37%, due 1/2/07, maturity value $3,761,235 (collateralized by non-U.S. Government debt securities, value $4,137,361, 1.00% to 8.84%, 8/3/14 to 12/25/46).	3,758,992	3,758,992
BNP Securities Corp., 5.36%, due 1/2/07, maturity value $107,464 (collateralized by non-U.S. Government debt securities, value $112,899, 5.46%, 3/15/08).	107,400	107,400
Citigroup Global Markets Holdings Inc., 5.36%, due 1/2/07, maturity value $3,761,231 (collateralized by non-U.S. Government debt securities, value $3,951,452, 3.78% to 7.41%, 11/25/19 to 10/25/45).	3,758,992	3,758,992
Citigroup Global Markets Holdings Inc., 5.42%, due 1/2/07, maturity value $1,182,109 (collateralized by non-U.S. Government debt securities, value $1,317,774, 0.00% to 10.00%, 6/1/28 to 11/16/36).	1,181,398	1,181,398
Citigroup Global Markets Holdings Inc., 5.46%, due 1/2/07, maturity value $644,790 (collateralized by non-U.S. Government debt securities, value $718,789, 0.00% to 10.00%, 6/1/28 to 11/16/36).	644,399	644,399

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

REPURCHASE AGREEMENTS (Cont.)
Goldman Sachs & Co. Inc., 5.35%, due 1/2/07, maturity value $2,149,273 (collateralized by non-U.S. Government debt securities, value $2,235,034, 0.00% to 10.00%, 1/23/07 to 5/15/44).	$2,147,996	$2,147,996
Goldman Sachs Group Inc., 5.36%, due 1/2/07, maturity value $398,765 (collateralized by non-U.S. Government debt securities, value $414,549, 0.00% to 10.00%, 1/23/07 to 5/15/44).	398,528	398,528
Goldman Sachs Group Inc., 5.46%, due 1/2/07, maturity value $644,790 (collateralized by non-U.S. Government debt securities, value $670,519, 0.00% to 10.00%, 1/23/07 to 5/15/44).	644,399	644,399
Greenwich Capital Markets Inc., 5.46%, due 1/2/07, maturity value $537,325 (collateralized by non-U.S. Government debt securities, value $594,239, 5.58%, 1/8/36).	536,999	536,999
HSBC Securities Inc., 5.36%, due 1/2/07, maturity value $537,319 (collateralized by non-U.S. Government debt securities, value $564,547, 3.16% to 5.32%, 5/15/34 to 6/1/46).	536,999	536,999
JP Morgan Securities Inc., 5.41%, due 1/2/07, maturity value $268,660 (collateralized by non-U.S. Government debt securities, value $282,273, 5.75% to 8.75%, 10/1/08 to 9/15/25).	268,499	268,499
Lehman Brothers Holdings Inc., 5.36%, due 1/2/07, maturity value $2,149,275 (collateralized by non-U.S. Government debt securities, value $2,214,990, 3.34% to 8.75%, 6/15/07 to 12/1/66).	2,147,996	2,147,996
Lehman Brothers Holdings Inc., 5.44%, due 1/2/07, maturity value $805,985 (collateralized by non-U.S. Government debt securities, value $830,169, 5.50% to 8.88%, 4/15/11 to 12/1/66).	805,498	805,498
Merrill Lynch & Co. Inc., 5.36%, due 1/2/07, maturity value $2,149,275 (collateralized by non-U.S. Government debt securities, value $2,219,292, 0.00% to 10.13%, 6/15/07 to 9/1/26).	2,147,996	2,147,996

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2040 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

REPURCHASE AGREEMENTS (Cont.)
Merrill Lynch & Co. Inc., 5.44%, due 1/2/07, maturity value $1,074,647 (collateralized by non-U.S. Government debt securities, value $1,106,889, 4.37% to 7.75%, 3/3/08 to 12/1/25).	$1,073,998	$1,073,998
Morgan Stanley, 5.36%, due 1/2/07, maturity value $1,074,638 (collateralized by non-U.S. Government debt securities, value $1,118,805, 0.00% to 10.00%, 1/1/07 to 12/31/37).	1,073,998	1,073,998
Morgan Stanley, 5.51%, due 6/4/07, maturity value $769,633 (collateralized by non-U.S. Government debt securities, value $789,702, 0.00% to 10.00%, 1/1/07 to 12/31/37). (f)	751,798	751,798
Wachovia Capital, 5.38%, due 1/2/07, maturity value $3,438,847 (collateralized by non-U.S. Government debt securities, value $3,612,756, 3.86% to 8.17%, 8/15/13 to 10/17/44).	3,436,793	3,436,793

		29,181,671

TIME DEPOSITS (c) (0.01%)
Bank of America N.A.
5.13%, 01/02/07	51,40 2	51,402

		51,402

VARIABLE & FLOATING RATE NOTES (c) (11.05%)
Allstate Life Global Funding II
5.33% - 5.43%, 11/02/07 - 01/25/08 (d)	2,749,434	2,749,726
American Express Bank
5.32%, 02/28/07	1,073,998	1,073,997
American Express Centurion Bank
5.44%, 07/19/07	1,181,398	1,182,145
American Express Credit Corp.
5.45%, 07/05/07	322,199	322,308
AmeriCredit Automobile Receivables Trust
5.35%, 02/06/07	134,377	134,377
Arkle Master Issuer PLC Series 2006-1A Class 1A
5.33%, 11/19/07 (d)	805,498	805,498
ASIF Global Financing
5.41%, 05/03/07 (d)	107,400	107,419
Australia & New Zealand Banking Group Ltd.
5.35%, 01/23/08 (d)	698,099	698,099

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
Bank of Ireland
5.33% - 5.35%, 08/14/07 - 12/20/07 (d)	$1,557,297	$1,557,338
Beta Finance Inc.
5.32% - 5.41%, 04/25/07 - 07/25/07 (d)	2,738,694	2,738,773
BMW US Capital LLC
5.35%, 01/15/08 (d)	1,073,998	1,073,998
BNP Paribas
5.35%, 11/19/07 (d)	1,986,896	1,986,896
Carlyle Loan Investment Ltd.
5.40%, 04/13/07 - 07/15/07 (d)	784,018	784,019
CC USA Inc.
5.37%, 07/30/07 (d)	536,999	537,042
Commodore CDO Ltd.
5.44%, 12/12/07 (d)	268,499	268,499
Credit Agricole SA
5.34%, 11/23/07	1,073,998	1,073,998
Credit Suisse First Boston NY
5.38%, 04/24/07	536,999	537,008
Cullinan Finance Corp.
5.36%, 04/25/07 (d)	268,499	268,499
DaimlerChrysler Auto Trust Series 2006-C Class A1
5.33%, 10/08/07 (d)	155,151	155,151
DEPFA Bank PLC
5.40%, 09/14/07	1,073,998	1,073,998
Dorada Finance Inc.
5.34% - 5.41%, 06/27/07 - 07/17/07 (d)	1,235,097	1,235,138
Eli Lilly Services Inc.
5.34%, 12/31/07 (d)	716,894	716,894
Fifth Third Bancorp
5.33%, 12/21/07 (d)	2,147,996	2,147,996
Five Finance Inc.
5.31% - 5.37%, 06/29/07 - 07/13/07 (d)	698,099	698,046
General Electric Capital Corp.
5.31% - 5.48%, 07/09/07 - 01/24/08 (d)	1,127,698	1,127,859
Granite Master Issuer PLC
5.32%, 08/20/07 (d)	3,758,992	3,758,992
Harrier Finance Funding LLC
5.32% - 5.37%, 07/25/07 - 08/15/07 (d)	1,396,197	1,396,212
Hartford Life Global Funding Trust
5.37% - 5.41%, 07/13/07 - 01/15/08	1,610,997	1,611,149
HBOS Treasury Services PLC
5.46%, 10/24/07 (d)	1,073,998	1,073,998
Holmes Financing PLC
5.32%, 07/16/07 (d)	1,879,496	1,879,496

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2040 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
JPMorgan Chase & Co.
5.32% - 5.45%, 07/27/07 - 08/02/07 (f)	$2,953,494	$2,953,494
K2 USA LLC
5.20% - 5.33%, 04/02/07 - 06/28/07 (d)	805,498	805,477
Kestrel Funding LLC
5.33%, 07/11/07 (d)	429,599	429,575
Kommunalkredit Austria AG
5.35%, 01/09/08 (d)	644,399	644,399
Leafs LLC
5.35%, 01/22/07 - 02/20/07 (d)	1,118,707	1,118,707
Links Finance LLC
5.31% - 5.35%, 05/10/07 - 05/16/07 (d)	1,181,398	1,181,355
Lothian Mortgages Master Issuer PLC
5.32%, 04/24/07 (d)	425,308	425,308
Marshall & Ilsley Bank
5.35%, 01/15/08	590,699	590,699
Master Funding LLC
5.38%, 04/25/07 - 05/25/07 (d)	1,943,646	1,943,646
Merrill Lynch & Co. Inc.
5.46%, 05/30/07 (f)	1,181,398	1,181,398
Metropolitan Life Global Funding I
5.36%, 02/08/07 (d)	1,610,997	1,610,997
Metropolitan Life Insurance Funding Agreement
5.45%, 08/01/07 (d) (f)	107,400	107,400
Mound Financing PLC
5.32%, 05/08/07 (d)	1,009,558	1,009,558
Natexis Banques Populaires
5.35% - 5.37%, 02/05/07 - 01/15/08 (d)	3,866,392	3,866,363
National City Bank of Indiana
5.35%, 05/21/07	536,999	537,016
Nationwide Building Society
5.38% - 5.49%, 02/08/07 - 10/26/07 (d)	3,544,193	3,544,726
Newcastle Ltd.
5.37%, 04/24/07 (d)	378,584	378,550
Northern Rock PLC
5.39%, 08/03/07 (d)	1,288,797	1,288,817
Northlake CDO I
5.42%, 09/06/07 (d)	322,199	322,199
Pricoa Global Funding I
5.34%, 11/27/07	1,449,897	1,449,897
Principal Life Global Funding I
5.80%, 02/08/07	483,299	483,527
Sedna Finance Inc.
5.33% - 5.36%, 05/25/07 - 08/21/07 (d)	1,557,297	1,557,278

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
Skandinaviska Enskilda Bank NY
5.35%, 01/18/08 (d)	$1,073,998	$1,073,998
Strips III LLC
5.40%, 07/24/07 (d)	232,481	232,481
SunTrust Bank
5.32%, 05/01/07	1,073,998	1,074,019
Tango Finance Corp.
5.30% - 5.35%, 04/25/07 - 07/16/07 (d)	2,620,555	2,620,423
Union Hamilton Special Funding LLC
5.36% - 5.37%, 03/28/07 - 06/21/07 (d)	1,772,096	1,772,096
Wachovia Asset Securitization Inc.
5.34%, 01/25/07 (d)	1,312,273	1,312,273
Wachovia Bank N.A.
5.36%, 05/22/07	2,147,996	2,147,996
Wal-Mart Stores Inc.
5.50%, 07/16/07 (d)	805,498	805,788
Wells Fargo & Co.
5.36%, 11/15/07 (d)	536,999	537,025
WhistleJacket Capital Ltd.
5.31% - 5.35%, 04/18/07 - 06/13/07 (d)	805,498	805,499
White Pine Finance LLC
5.31% - 5.32%, 05/22/07 - 08/20/07 (d)	3,221,993	3,221,584
Wind Master Trust
5.34%, 07/25/07 (d)	429,599	429,599

		78,237,735

TOTAL SHORT-TERM INVESTMENTS
(Cost: $150,893,568)		150,893,568

TOTAL INVESTMENTS (119.04%)		843,086,622

OTHER ASSETS, LESS LIABILITIES (-19.04%)		(134,819,364)

NET ASSETS (100.00%)		$708,267,258

(a)	Affiliated issuer. See Note 2.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 4.
(d)	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
(e)	The rate quoted is the annualized seven-day yield of the fund at period end.
(f)	The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Master Portfolio.

The accompanying notes are an integral part of these financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2006

Security	Shares	Value

COMMON STOCKS (99.01%)

AEROSPACE & DEFENSE (1.95%)
Lockheed Martin Corp.	214,902	$19,786,027
Northrop Grumman Corp.	135,221	9,154,462
Raytheon Co.	27,130	1,432,464

		30,372,953

AGRICULTURE (1.87%)
Altria Group Inc.	84,190	7,225,186
Archer-Daniels-Midland Co.	562,182	17,967,337
Loews Corp. - Carolina Group	9,795	633,932
Reynolds American Inc. (a)	49,964	3,271,143
UST Inc. (a)	1,876	109,183

		29,206,781

AIRLINES (0.06%)
AMR Corp. (b)	7,798	235,734
Continental Airlines Inc. Class B (b)	17,666	728,722

		964,456

APPAREL (0.04%)
Jones Apparel Group Inc.	20,028	669,536

		669,536

AUTO MANUFACTURERS (0.03%)
PACCAR Inc. (a)	6,696	434,570

		434,570

BANKS (5.75%)
Bank of America Corp. (a)	839,275	44,808,892
U.S. Bancorp (a)	428,329	15,501,227
UnionBanCal Corp.	13,417	821,791
Wachovia Corp. (a)	503,425	28,670,054

		89,801,964

BEVERAGES (2.32%)
Anheuser-Busch Companies Inc.	251,730	12,385,116
Coca-Cola Enterprises Inc. (a)	145,810	2,977,440
Hansen Natural Corp. (b)	178,799	6,021,950
Pepsi Bottling Group Inc.	369,560	11,423,100
PepsiAmericas Inc.	27,228	571,243
PepsiCo Inc.	46,762	2,924,963

		36,303,812

BIOTECHNOLOGY (1.23%)
Amgen Inc. (b)	281,891	19,255,974

		19,255,974

BUILDING MATERIALS (0.74%)
Eagle Materials Inc.	21,305	921,015
Florida Rock Industries Inc. (a)	12,602	542,516
Masco Corp. (a)	337,834	10,091,102

		11,554,633

Security	Shares	Value

COMMON STOCKS (Cont.)

CHEMICALS (1.68%)
Dow Chemical Co. (The)	501,959	$20,048,242
Eastman Chemical Co. (a)	29,055	1,723,252
Huntsman Corp. (b)	9,611	182,321
Lyondell Chemical Co.	78,260	2,001,108
Sherwin-Williams Co. (The) (a)	13,572	862,908
Westlake Chemical Corp. (a)	43,659	1,370,019

		26,187,850

COMMERCIAL SERVICES (2.21%)
Accenture Ltd.	456,399	16,854,815
Apollo Group Inc. Class A (a) (b)	5,086	198,201
Avis Budget Group Inc. (a)	38,512	835,325
Block (H & R) Inc. (a)	39,951	920,471
Career Education Corp. (a) (b)	19,666	487,323
Deluxe Corp.	3,440	86,688
Equifax Inc.	3,849	156,269
Manpower Inc.	2,126	159,301
Moody’s Corp. (a)	74,405	5,138,409
Robert Half International Inc.	262,248	9,734,646

		34,571,448

COMPUTERS (3.54%)
Apple Computer Inc. (b)	95,656	8,115,455
Computer Sciences Corp. (a) (b)	137,092	7,316,600
Hewlett-Packard Co. (a)	718,438	29,592,461
International Business Machines Corp.	84,888	8,246,869
Western Digital Corp. (b)	100,461	2,055,432

		55,326,817

COSMETICS & PERSONAL CARE (0.59%)
Colgate-Palmolive Co.	728	47,495
Procter & Gamble Co.	143,185	9,202,500

		9,249,995

DISTRIBUTION & WHOLESALE (0.78%)
CDW Corp. (a)	79,569	5,595,292
Ingram Micro Inc. Class A (a) (b)	133,282	2,720,286
Tech Data Corp. (a) (b)	19,790	749,447
WESCO International Inc. (b)	52,115	3,064,883

		12,129,908

DIVERSIFIED FINANCIAL SERVICES (12.27%)
AmeriCredit Corp. (a) (b)	23,491	591,268
CIT Group Inc. (a)	321,289	17,918,288
Citigroup Inc. (a)	808,169	45,015,013
Countrywide Financial Corp.	464,628	19,723,459
Federal Home Loan Mortgage Corp.	61,583	4,181,486
Federal National Mortgage Association	93,502	5,553,084
Goldman Sachs Group Inc. (The)	130,347	25,984,674
IndyMac Bancorp Inc. (a)	48,591	2,194,370
JPMorgan Chase & Co.	743,637	35,917,667
Lehman Brothers Holdings Inc.	74,340	5,807,441

The accompanying notes are an integral part of these financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Shares	Value

COMMON STOCKS (Cont.)

DIVERSIFIED FINANCIAL SERVICES (Cont.)
Merrill Lynch & Co. Inc.	23,128	$2,153,217
Morgan Stanley	327,390	26,659,368

		191,699,335

ELECTRIC (2.66%)
Alliant Energy Corp.	58,147	2,196,212
American Electric Power Co. Inc.	28,903	1,230,690
Constellation Energy Group Inc.	58,956	4,060,300
Edison International(a)	181,662	8,261,988
FirstEnergy Corp.	119,162	7,185,469
TXU Corp.	343,242	18,607,149

		41,541,808

ELECTRONICS (0.01%)
Jabil Circuit Inc.	3,266	80,180
Sanmina-SCI Corp. (b)	23,125	79,781

		159,961

ENGINEERING & CONSTRUCTION (0.15%)
Granite Construction Inc.	47,144	2,372,286

		2,372,286

ENVIRONMENTAL CONTROL (0.41%)
Republic Services Inc.	16,892	686,998
Waste Management Inc.	155,339	5,711,815

		6,398,813

FOOD (0.35%)
Dean Foods Co. (b)	51,662	2,184,269
Hormel Foods Corp.	9,133	341,026
Kroger Co.	74,269	1,713,386
Smucker (J.M.) Co. (The)	3,202	155,201
SUPERVALU Inc.	25,346	906,120
Sysco Corp.	4,994	183,579

		5,483,581

FOREST PRODUCTS & PAPER (0.10%)
Louisiana-Pacific Corp. (a)	61,171	1,317,012
Plum Creek Timber Co. Inc. (a)	7,092	282,616

		1,599,628

GAS (0.92%)
Sempra Energy	235,106	13,175,340
UGI Corp.	43,111	1,176,068

		14,351,408

HEALTH CARE - PRODUCTS (4.12%)
Alcon Inc. (a)	72,637	8,118,637
Baxter International Inc.	4,905	227,543
Becton, Dickinson & Co. (a)	246,783	17,311,827
Dade Behring Holdings Inc.	1,244	49,524
Johnson & Johnson	585,828	38,676,365

		64,383,896

Security	Shares	Value

COMMON STOCKS (Cont.)

HEALTH CARE - SERVICES (1.24%)
Health Management Associates Inc. Class A	28,796	$607,884
Humana Inc. (b)	143,704	7,948,268
UnitedHealth Group Inc.	164,012	8,812,365
Wellcare Health Plans Inc. (b)	28,314	1,950,835

		19,319,352

HOME BUILDERS (0.17%)
NVR Inc. (a) (b)	4,067	2,623,215

		2,623,215

HOUSEHOLD PRODUCTS & WARES (0.95%)
Blyth Inc.	13,888	288,176
Kimberly-Clark Corp.	212,848	14,463,022

		14,751,198

INSURANCE (4.20%)
ACE Ltd. (a)	235,631	14,272,170
American International Group Inc.	91,379	6,548,219
Axis Capital Holdings Ltd. (a)	115,827	3,865,147
First American Corp.	25,515	1,037,950
Hartford Financial Services Group Inc. (The)	24,160	2,254,370
MetLife Inc.	280,047	16,525,573
Nationwide Financial Services Inc.	4,156	225,255
Protective Life Corp.	563	26,743
Prudential Financial Inc.	630	54,092
Radian Group Inc. (a)	21,310	1,148,822
Reinsurance Group of America Inc. (a)	18,978	1,057,075
St. Paul Travelers Companies Inc.	334,406	17,954,258
StanCorp Financial Group Inc.	13,980	629,799

		65,599,473

INTERNET (1.61%)
Check Point Software Technologies Ltd. (b)	193,186	4,234,637
Emdeon Corp. (b)	24,371	301,957
Google Inc. Class A (b)	44,843	20,649,305

		25,185,899

IRON & STEEL (1.14%)
Nucor Corp.	268,206	14,660,140
United States Steel Corp. (a)	43,500	3,181,590

		17,841,730

LEISURE TIME (1.19%)
Brunswick Corp. (a)	19,351	617,297
Carnival Corp.	53,893	2,643,452
Harley-Davidson Inc. (a)	2,064	145,450
Royal Caribbean Cruises Ltd. (a)	366,693	15,173,756

		18,579,955

The accompanying notes are an integral part of these financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Shares	Value

COMMON STOCKS (Cont.)

LODGING (0.29%)
Choice Hotels International Inc. (a)	54,855	$2,309,396
Marriott International Inc. Class A	1,043	49,772
Wyndham Worldwide Corp. (b)	68,283	2,186,422

		4,545,590

MACHINERY (0.78%)
Caterpillar Inc.	74,481	4,567,920
Cummins Inc. (a)	64,242	7,592,120
Graco Inc. (a)	1,892	74,961

		12,235,001

MANUFACTURING (3.18%)
Eaton Corp. (a)	97,591	7,332,988
General Electric Co.	845,778	31,471,399
Ingersoll-Rand Co. Class A (a)	275,688	10,787,671
Teleflex Inc.	1,482	95,678

		49,687,736

MEDIA (2.91%)
CBS Corp. Class B	94,515	2,946,978
Comcast Corp. Class A (a) (b)	370,058	15,664,555
Comcast Corp. Class A Special (a) (b)	18,359	768,875
DIRECTV Group Inc. (The) (b)	755,251	18,835,960
EchoStar Communications Corp. (a) (b)	74,845	2,846,355
Gannett Co. Inc.	22,839	1,380,846
Viacom Inc. Class B (b)	72,744	2,984,686

		45,428,255

METAL FABRICATE & HARDWARE (0.01%)
Commercial Metals Co.	1,913	49,355
Timken Co. (The)	3,765	109,863

		159,218

MINING (0.27%)
Freeport-McMoRan Copper & Gold Inc.	25,375	1,414,149
Phelps Dodge Corp.	23,502	2,813,659

		4,227,808

OIL & GAS (8.92%)
Anadarko Petroleum Corp.	126,906	5,522,949
Chevron Corp.	42,178	3,101,348
ConocoPhillips	431,204	31,025,128
Devon Energy Corp.	1,873	125,641
ENSCO International Inc. (a)	31,289	1,566,327
Exxon Mobil Corp. (a)	512,870	39,301,228
Marathon Oil Corp.	209,917	19,417,323
Nabors Industries Ltd. (a) (b)	113,869	3,391,019
Occidental Petroleum Corp.	415,684	20,297,850
Patterson-UTI Energy Inc. (a)	174,964	4,064,414
TODCO (b)	1,290	44,079

Security	Shares	Value

COMMON STOCKS (Cont.)

OIL & GAS (Cont.)
Unit Corp. (b)	18,846	$913,089
Valero Energy Corp.	205,106	10,493,223

		139,263,618

OIL & GAS SERVICES (0.78%)
BJ Services Co. (a)	310,938	9,116,702
Halliburton Co.	37,229	1,155,960
Superior Energy Services Inc. (b)	23,323	762,196
Tidewater Inc. (a)	23,408	1,132,011

		12,166,869

PACKAGING & CONTAINERS (0.35%)
Pactiv Corp. (a) (b)	146,064	5,213,024
Sonoco Products Co.	5,274	200,728

		5,413,752

PHARMACEUTICALS (5.48%)
Barr Pharmaceuticals Inc. (b)	39,459	1,977,685
Cardinal Health Inc.	10,212	657,959
Caremark Rx Inc.	51,637	2,948,989
Endo Pharmaceuticals Holdings Inc. (b)	37,604	1,037,118
Forest Laboratories Inc. (a) (b)	200,873	10,164,174
Gilead Sciences Inc. (a) (b)	165,084	10,718,904
King Pharmaceuticals Inc. (a) (b)	162,719	2,590,486
Merck & Co. Inc.	328,652	14,329,227
Mylan Laboratories Inc. (a)	129,455	2,583,922
Pfizer Inc.	1,491,030	38,617,677

		85,626,141

REAL ESTATE (0.05%)
Realogy Corp. (b)	25,393	769,916

		769,916

REAL ESTATE INVESTMENT TRUSTS (0.87%)
Apartment Investment & Management Co. Class A	1,175	65,824
Hospitality Properties Trust	6,418	305,048
Host Hotels & Resorts Inc. (a)	503,024	12,349,239
HRPT Properties Trust	10,622	131,182
iStar Financial Inc.	6,411	306,574
New Plan Excel Realty Trust Inc. (a)	12,934	355,426

		13,513,293

RETAIL (5.80%)
American Eagle Outfitters Inc. (a)	391,188	12,208,978
AnnTaylor Stores Corp. (a) (b)	19,159	629,182
AutoNation Inc. (b)	375,671	8,009,306
Brinker International Inc.	22,189	669,220
Costco Wholesale Corp.	296,312	15,666,015
Darden Restaurants Inc.	158,059	6,349,230
Family Dollar Stores Inc.	18,820	551,991

The accompanying notes are an integral part of these financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Shares	Value

COMMON STOCKS (Cont.)

RETAIL (Cont.)
Home Depot Inc. (a)	232,248	$9,327,080
Office Depot Inc. (b)	291,194	11,114,875
OfficeMax Inc.	38,227	1,897,971
United Auto Group Inc.	34,709	818,091
Wal-Mart Stores Inc.	505,647	23,350,778

		90,592,717

SAVINGS & LOANS (0.90%)
Washington Mutual Inc. (a)	309,300	14,070,057

		14,070,057

SEMICONDUCTORS (1.90%)
Lam Research Corp. (a) (b)	50,471	2,554,842
National Semiconductor Corp.	300,058	6,811,317
NVIDIA Corp. (b)	214,416	7,935,536
Texas Instruments Inc.	428,566	12,342,701

		29,644,396

SOFTWARE (4.10%)
Autodesk Inc. (a) (b)	201,620	8,157,545
Fiserv Inc. (a) (b)	51,098	2,678,557
IMS Health Inc.	3,260	89,585
Intuit Inc. (a) (b)	204,499	6,239,264
Microsoft Corp.	1,569,186	46,855,893

		64,020,844

TELECOMMUNICATIONS (7.18%)
AT&T Inc.	469,204	16,774,043
Cisco Systems Inc. (a) (b)	1,301,026	35,557,041
Embarq Corp.	29,480	1,549,469
Motorola Inc. (a)	1,052,098	21,631,135
QUALCOMM Inc.	195,647	7,393,500
Verizon Communications Inc. (a)	786,092	29,274,066

		112,179,254

TOYS, GAMES & HOBBIES (0.12%)
Mattel Inc.	85,643	1,940,670

		1,940,670

TRANSPORTATION (0.84%)
C.H. Robinson Worldwide Inc.	10,753	439,690
Con-way Inc.	1,498	65,972
CSX Corp.	18,201	626,660
Hunt (J.B.) Transport Services Inc. (a)	71,459	1,484,203
Norfolk Southern Corp.	40,134	2,018,339
Overseas Shipholding Group Inc. (a)	20,573	1,158,260
Ryder System Inc. (a)	116,552	5,951,145
Union Pacific Corp.	7,974	733,767
YRC Worldwide Inc. (b)	15,138	571,157

		13,049,193

TOTAL COMMON STOCKS
(Cost: $1,341,356,908)		1,546,456,563

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (12.94%)

CERTIFICATES OF DEPOSIT (c) (0.25%)
Credit Suisse First Boston NY
5.28% - 5.43%, 04/23/07 - 08/21/07	$838,849	$838,849
Washington Mutual Bank
5.33%, 03/19/07	2,995,888	2,995,888

		3,834,737

COMMERCIAL PAPER (c) (2.19%)
Amstel Funding Corp.
5.22% - 5.25%, 02/13/07 - 04/17/07(d)	1,259,603	1,241,578
Aspen Funding Corp.
5.26%, 02/21/07 (d)	778,931	773,240
Beta Finance Inc.
5.27%, 01/25/07 (d)	239,671	238,865
BNP Paribas Finance Inc.
5.12%, 06/06/07	419,424	410,187
CAFCO LLC
5.26%, 01/30/07 (d)	599,178	596,726
Cantabric Finance LLC
5.25% - 5.26%, 01/25/07 - 03/06/07 (d)	1,438,026	1,427,607
Cheyne Finance LLC
5.24% - 5.26%, 02/15/07 - 04/23/07 (d)	1,414,059	1,396,705
Concord Minutemen Capital Co. LLC
5.27%, 01/11/07 (d)	119,836	119,678
Curzon Funding LLC
5.24%, 02/27/07 (d)	657,298	651,940
Edison Asset Securitization LLC
5.21%, 04/11/07 (d)	496,634	489,519
Eureka Securitization
5.26%, 02/09/07 (d)	1,497,944	1,489,627
Five Finance Inc.
5.22%, 04/20/07 (d)	551,243	542,611
General Electric Capital Corp.
5.12%, 06/04/07 (d)	898,766	879,228
Giro Funding Corp.
5.25%, 03/05/07 - 03/12/07 (d)	1,965,302	1,946,310
Grampian Funding LLC
5.14% - 5.23%, 04/23/07 - 06/06/07 (d)	2,336,792	2,288,355
Harrier Finance Funding LLC
5.12%, 06/06/07 (d)	1,198,355	1,171,964
KKR Atlantic Funding Trust
5.32%, 01/03/07 (d)	898,766	898,633
Lexington Parker Capital Co. LLC
5.18% - 5.32%, 01/10/07 - 05/17/07 (d)	3,943,738	3,920,087
Lockhart Funding LLC
5.28%, 02/09/07 (d)	1,198,355	1,191,676

The accompanying notes are an integral part of these financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Nationwide Building Society
5.21%, 04/13/07 (d)	$1,138,437	$1,121,797
Nestle Capital Corp.
5.19%, 08/09/07 (d)	719,013	696,312
Norddeutsche Landesbank
5.27%, 02/15/07	1,138,437	1,131,111
Polonius Inc.
5.26%, 02/20/07 (d)	338,895	336,468
Regency Markets No. 1 LLC
5.32%, 01/22/07 (d)	398,249	397,072
Sedna Finance Inc.
5.22%, 04/17/07 (d)	683,062	672,663
Societe Generale
5.18%, 05/16/07	2,995,888	2,938,123
Thames Asset Global Securitization No. 1 Inc.
5.25%, 03/07/07 - 03/12/07 (d)	3,040,802	3,011,517
Thornburg Mortgage Capital Resources
5.28%, 01/17/07 - 03/12/07 (d)	1,476,373	1,466,178
Three Pillars Funding Corp.
5.26%, 02/14/07 (d)	700,307	695,907

		34,141,684

MEDIUM-TERM NOTES (c) (0.22%)
Bank of America N.A.
5.28%, 04/20/07	299,589	299,589
Cullinan Finance Corp.
5.71%, 06/28/07(d)	898,766	898,766
K2 USA LLC
5.39%, 06/04/07(d)	898,766	898,766
Sigma Finance Inc.
5.13% - 5.51%, 03/30/07 - 06/18/07 (d)	1,402,075	1,402,075

		3,499,196

MONEY MARKET FUNDS (2.50%)
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares
5.30% (e) (f)	39,048,585	39,048,585

		39,048,585

REPURCHASE AGREEMENTS (c) (2.08%)
Banc of America Securities LLC, 5.36%, due 1/2/07, maturity value $2,398,137 (collateralized by non-U.S. Government debt securities, value $2,471,432, 4.25% to 8.00%, 3/1/08 to 7/15/17).	$2,396,710	2,396,710

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

REPURCHASE AGREEMENTS (Cont.)
Bear Stearns Companies Inc. (The), 5.37%, due 1/2/07, maturity value $1,798,606 (collateralized by U.S. Government obligations, value $1,834,586, 0.00% to 11.00%, 1/1/08 to 1/1/37).	$1,797,532	$1,797,532
Bear Stearns Companies Inc. (The), 5.37%, due 1/2/07, maturity value $4,196,746 (collateralized by non-U.S. Government debt securities, value $4,616,422, 1.00% to 8.84%, 8/3/14 to 12/25/46).	4,194,242	4,194,242
BNP Securities Corp., 5.36%, due 1/2/07, maturity value $119,907 (collateralized by non-U.S. Government debt securities, value $125,971, 5.46%, 3/15/08).	119,836	119,836
Citigroup Global Markets Holdings Inc., 5.36%, due 1/2/07, maturity value $4,196,741 (collateralized by non-U.S. Government debt securities, value $4,408,987, 3.78% to 7.41%, 11/25/19 to 10/25/45).	4,194,242	4,194,242
Citigroup Global Markets Holdings Inc., 5.42%, due 1/2/07, maturity value $1,318,985 (collateralized by non-U.S. Government debt securities, value $1,470,358, 0.00% to 10.00%, 6/1/28 to 11/16/36).	1,318,190	1,318,190
Citigroup Global Markets Holdings Inc., 5.46%, due 1/2/07, maturity value $719,449 (collateralized by non-U.S. Government debt securities, value $802,017, 0.00% to 10.00%, 6/1/28 to 11/16/36).	719,013	719,013
Goldman Sachs & Co. Inc., 5.35%, due 1/2/07, maturity value $2,398,135 (collateralized by non-U.S. Government debt securities, value $2,493,827, 0.00% to 10.00%, 1/23/07 to 5/15/44).	2,396,710	2,396,710
Goldman Sachs Group Inc., 5.36%, due 1/2/07, maturity value $444,939 (collateralized by non-U.S. Government debt securities, value $462,549, 0.00% to 10.00%, 1/23/07 to 5/15/44).	444,674	444,674

The accompanying notes are an integral part of these financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

REPURCHASE AGREEMENTS (Cont.)
Goldman Sachs Group Inc., 5.46%, due 1/2/07, maturity value $719,449 (collateralized by non-U.S. Government debt securities, value $748,157, 0.00% to 10.00%, 1/23/07 to 5/15/44).	$719,013	$719,013
Greenwich Capital Markets Inc., 5.46%, due 1/2/07, maturity value $599,542 (collateralized by non-U.S. Government debt securities, value $663,046, 5.58%, 1/8/36).	599,178	599,178
HSBC Securities Inc., 5.36%, due 1/2/07, maturity value $599,535 (collateralized by non-U.S. Government debt securities, value $629,915, 3.16% to 5.32%, 5/15/34 to 6/1/46).	599,178	599,178
JP Morgan Securities Inc., 5.41%, due 1/2/07, maturity value $299,769 (collateralized by non-U.S. Government debt securities, value $314,958, 5.75% to 8.75%, 10/1/08 to 9/15/25).	299,589	299,589
Lehman Brothers Holdings Inc., 5.36%, due 1/2/07, maturity value $2,398,137 (collateralized by non-U.S. Government debt securities, value $2,471,462, 3.34% to 8.75%, 6/15/07 to 12/1/66).	2,396,710	2,396,710
Lehman Brothers Holdings Inc., 5.44%, due 1/2/07, maturity value $899,309 (collateralized by non-U.S. Government debt securities, value $926,294, 5.50% to 8.88%, 4/15/11 to 12/1/66).	898,766	898,766
Merrill Lynch & Co. Inc., 5.36%, due 1/2/07, maturity value $2,398,137 (collateralized by non-U.S. Government debt securities, value $2,476,262, 0.00% to 10.13%, 6/15/07 to 9/1/26).	2,396,710	2,396,710
Merrill Lynch & Co. Inc., 5.44%, due 1/2/07, maturity value $1,199,079 (collateralized by non-U.S. Government debt securities, value $1,235,055, 4.37% to 7.75%, 3/3/08 to 12/1/25).	1,198,355	1,198,355

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

REPURCHASE AGREEMENTS (Cont.)
Morgan Stanley, 5.36%, due 1/2/07, maturity value $1,199,069 (collateralized by non-U.S. Government debt securities, value $1,248,350, 0.00% to 10.00%, 1/1/07 to 12/31/37).	$1,198,355	$1,198,355
Morgan Stanley, 5.51%, due 6/4/07, maturity value $858,750 (collateralized by non-U.S. Government debt securities, value $881,141, 0.00% to 10.00%, 1/1/07 to 12/31/37). (g)	838,848	838,848
Wachovia Capital, 5.38%, due 1/2/07, maturity value $3,837,028 (collateralized by non-U.S. Government debt securities, value $4,031,073, 3.86% to 8.17%, 8/15/13 to 10/17/44).	3,834,736	3,834,736

		32,560,587

TIME DEPOSITS (c) (0.00%)
Bank of America N.A.
5.13%, 01/02/07	57,353	57,353

		57,353

U.S. TREASURY OBLIGATIONS (0.11%)
U.S. Treasury Bill 4.71%, 03/22/07 (h) (i)	1,700,000	1,682,062

		1,682,062

VARIABLE & FLOATING RATE NOTES (c) (5.59%)
Allstate Life Global Funding II
5.33% - 5.43%, 11/02/07 - 01/25/08 (d)	3,067,789	3,068,115
American Express Bank
5.32%, 02/28/07	1,198,355	1,198,354
American Express Centurion Bank
5.44%, 07/19/07	1,318,191	1,319,024
American Express Credit Corp.
5.45%, 07/05/07	359,507	359,628
AmeriCredit Automobile Receivables Trust
5.35%, 02/06/07	149,936	149,936
Arkle Master Issuer PLC Series 2006-1A Class 1A
5.33%, 11/19/07 (d)	898,766	898,766
ASIF Global Financing
5.41%, 05/03/07 (d)	119,836	119,857
Australia & New Zealand Banking Group Ltd.
5.35%, 01/23/08 (d)	778,931	778,931

The accompanying notes are an integral part of these financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
Bank of Ireland
5.33% - 5.35%, 08/14/07 - 12/20/07 (d)	$1,737,615	$1,737,661
Beta Finance Inc.
5.32% - 5.41%, 04/25/07 - 07/25/07 (d)	3,055,805	3,055,895
BMW US Capital LLC
5.35%, 01/15/08 (d)	1,198,355	1,198,355
BNP Paribas
5.35%, 11/19/07 (d)	2,216,957	2,216,957
Carlyle Loan Investment Ltd.
5.40%, 04/13/07 - 07/15/07 (d)	874,799	874,799
CC USA Inc.
5.37%, 07/30/07 (d)	599,178	599,225
Commodore CDO Ltd.
5.44%, 12/12/07 (d)	299,589	299,589
Credit Agricole SA
5.34%, 11/23/07	1,198,355	1,198,355
Credit Suisse First Boston NY
5.38%, 04/24/07	599,178	599,187
Cullinan Finance Corp.
5.36%, 04/25/07 (d)	299,589	299,589
DaimlerChrysler Auto Trust Series 2006-C Class A1
5.33%, 10/08/07 (d)	173,116	173,116
DEPFA Bank PLC
5.40%, 09/14/07	1,198,355	1,198,355
Dorada Finance Inc.
5.34% - 5.41%, 06/27/07 - 07/17/07 (d)	1,378,108	1,378,153
Eli Lilly Services Inc.
5.34%, 12/31/07 (d)	799,902	799,902
Fifth Third Bancorp
5.33%, 12/21/07 (d)	2,396,710	2,396,710
Five Finance Inc.
5.31% - 5.37%, 06/29/07 - 07/13/07 (d)	778,931	778,873
General Electric Capital Corp.
5.31% - 5.48%, 07/09/07 - 01/24/08 (d)	1,258,273	1,258,452
Granite Master Issuer PLC
5.32%, 08/20/07 (d)	4,194,243	4,194,242
Harrier Finance Funding LLC
5.32% - 5.37%, 07/25/07 - 08/15/07 (d)	1,557,862	1,557,877
Hartford Life Global Funding Trust
5.37% - 5.41%, 07/13/07 - 01/15/08	1,797,533	1,797,702
HBOS Treasury Services PLC
5.46%, 10/24/07 (d)	1,198,355	1,198,355
Holmes Financing PLC
5.32%, 07/16/07 (d)	2,097,121	2,097,121

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
JPMorgan Chase & Co.
5.32% - 5.45%, 07/27/07 - 08/02/07 (g)	$3,295,476	$3,295,476
K2 USA LLC
5.20% - 5.33%, 04/02/07 - 06/28/07 (d)	898,766	898,743
Kestrel Funding LLC
5.33%, 07/11/07 (d)	479,342	479,315
Kommunalkredit Austria AG
5.35%, 01/09/08 (d)	719,013	719,013
Leafs LLC
5.35%, 01/22/07 - 02/20/07 (d)	1,248,241	1,248,241
Links Finance LLC
5.31% - 5.35%, 05/10/07 - 05/16/07 (d)	1,318,191	1,318,143
Lothian Mortgages Master Issuer PLC
5.32%, 04/24/07 (d)	474,553	474,553
Marshall & Ilsley Bank
5.35%, 01/15/08	659,095	659,095
Master Funding LLC
5.38%, 04/25/07 - 05/25/07 (d)	2,168,699	2,168,699
Merrill Lynch & Co. Inc.
5.46%, 05/30/07 (g)	1,318,191	1,318,190
Metropolitan Life Global Funding I
5.36%, 02/08/07 (d)	1,797,533	1,797,532
Metropolitan Life Insurance Funding Agreement
5.45%, 08/01/07 (d) (g)	119,836	119,836
Mound Financing PLC
5.32%, 05/08/07 (d)	1,126,454	1,126,454
Natexis Banques Populaires
5.35% - 5.37%, 02/05/07 - 01/15/08 (d)	4,314,078	4,314,045
National City Bank of Indiana
5.35%, 05/21/07	599,178	599,197
Nationwide Building Society
5.38% - 5.49%, 02/08/07 - 10/26/07 (d)	3,954,572	3,955,166
Newcastle Ltd.
5.37%, 04/24/07 (d)	422,420	422,382
Northern Rock PLC
5.39%, 08/03/07 (d)	1,438,026	1,438,048
Northlake CDO I
5.42%, 09/06/07 (d)	359,507	359,506
Pricoa Global Funding I
5.34%, 11/27/07	1,617,779	1,617,779
Principal Life Global Funding I
5.80%, 02/08/07	539,260	539,514
Sedna Finance Inc.
5.33% - 5.36%, 05/25/07 - 08/21/07 (d)	1,737,615	1,737,594

The accompanying notes are an integral part of these financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
Skandinaviska Enskilda Bank NY
5.35%, 01/18/08 (d)	$1,198,355	$1,198,355
Strips III LLC
5.40%, 07/24/07 (d)	259,399	259,399
SunTrust Bank
5.32%, 05/01/07	1,198,355	1,198,378
Tango Finance Corp.
5.30% - 5.35%, 04/25/07 - 07/16/07 (d)	2,923,986	2,923,838
Union Hamilton Special Funding LLC
5.36% - 5.37%, 03/28/07 - 06/21/07 (d)	1,977,286	1,977,286
Wachovia Asset Securitization Inc.
5.34%, 01/25/07 (d)	1,464,220	1,464,220
Wachovia Bank N.A.
5.36%, 05/22/07	2,396,710	2,396,710
Wal-Mart Stores Inc.
5.50%, 07/16/07 (d)	898,766	899,090
Wells Fargo & Co.
5.36%, 11/15/07 (d)	599,178	599,207
WhistleJacket Capital Ltd.
5.31% - 5.35%, 04/18/07 - 06/13/07 (d)	898,766	898,767
White Pine Finance LLC
5.31% - 5.32%, 05/22/07 - 08/20/07 (d)	3,595,065	3,594,609
Wind Master Trust
5.34%, 07/25/07 (d)	479,342	479,342

		87,296,803

TOTAL SHORT-TERM INVESTMENTS
(Cost: $202,120,242)		202,121,007

TOTAL INVESTMENTS IN SECURITIES (111.95%)
(Cost: $1,543,477,150)		1,748,577,570

OTHER ASSETS, LESS LIABILITIES (-11.95%)		(186,637,666)

NET ASSETS (100.00%)		$1,561,939,904

(a)	All or a portion of this security represents a security on loan. See Note 4.
(b)	Non-income earning security.
(c)	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 4.
(d)	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
(e)	Affiliated issuer. See Note 2.
(f)	The rate quoted is the annualized seven-day yield of the fund at period end.
(g)	The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Master Portfolio.
(h)	The rate quoted is the yield to maturity.
(i)	This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio’s holdings of futures contracts. See Note 1.

As of December 31, 2006, the open futures contracts held by the Master Portfolio were as follows:

Futures contracts (expiration date)	Number of contracts	Notional contract value	Net unrealized depreciation

S&P 500 Index (03/16/07)	584	$41,709,280	$(85,302)

			$(85,302)

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2006

Security	Principal	Value

CORPORATE BONDS & NOTES (30.14%)

AEROSPACE & DEFENSE (0.05%)
Alliant Techsystems Inc.
6.75%, 04/01/16	$500,000	$500,000

		500,000

APPAREL (0.05%)
Levi Strauss & Co.
9.75%, 01/15/15	500,000	538,750

		538,750

AUTO MANUFACTURERS (0.55%)
DaimlerChrysler N.A. Holding Corp.
4.13%, 03/07/07	2,000,000	1,995,356
4.75%, 01/15/08	4,000,000	3,963,524

		5,958,880

AUTO PARTS & EQUIPMENT (0.05%)
ArvinMeritor Inc.
8.75%, 03/01/12 (a)	250,000	256,875
Goodyear Tire & Rubber Co. (The)
7.86%, 08/15/11	250,000	251,250

		508,125

BANKS (1.60%)
Bank of America Corp.
5.49%, 03/15/19 (b) (c)	4,500,000	4,460,837
Bank of America N.A.
6.00%, 10/15/36	2,150,000	2,213,567
HSBC Bank USA N.A.
5.88%, 11/01/34	3,000,000	3,001,755
HSBC Holdings PLC
5.25%, 12/12/12	3,000,000	2,988,966
SunTrust Banks Inc.
6.10%, 12/01/66	2,000,000	1,945,456
Wachovia Corp.
5.30%, 10/15/11	2,750,000	2,748,900

		17,359,481

BIOTECHNOLOGY (0.13%)
Genentech Inc.
4.75%, 07/15/15	1,500,000	1,435,999

		1,435,999

BUILDING MATERIALS (0.61%)
CRH America Inc.
5.63%, 09/30/11	2,500,000	2,510,495
6.00%, 09/30/16	800,000	807,516
Lafarge SA
7.13%, 07/15/36	2,800,000	3,042,091
Nortek Inc.
8.50%, 09/01/14	250,000	245,000

		6,605,102

Security	Principal	Value

CORPORATE BONDS & NOTES (Cont.)

CHEMICALS (0.07%)
Lyondell Chemical Co.
8.25%, 09/15/16	$250,000	$262,500
Mosaic Co. (The)
7.63%, 12/01/16 (c)	250,000	259,062
Nova Chemicals Corp.
6.50%, 01/15/12	250,000	236,875

		758,437

COMMERCIAL SERVICES (0.12%)
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
7.63%, 05/15/14 (c)	250,000	243,750
Rental Services Corp.
9.50%, 12/01/14 (c)	250,000	258,125
United Rentals North America Inc.
6.50%, 02/15/12	250,000	246,875
7.00%, 02/15/14 (a)	250,000	245,312
Williams Scotsman Inc.
8.50%, 10/01/15	250,000	260,937

		1,254,999

COMPUTERS (0.07%)
Sungard Data Systems Inc.
9.13%, 08/15/13	250,000	262,500
10.25%, 08/15/15	250,000	266,875
Unisys Corp.
8.00%, 10/15/12	250,000	247,187

		776,562

DIVERSIFIED FINANCIAL SERVICES (4.97%)
Boeing Capital Corp.
6.50%, 02/15/12	1,750,000	1,845,165
Caterpillar Financial Services Corp.
4.35%, 03/04/09	6,500,000	6,375,973
CIT Group Funding Company of Canada
4.65%, 07/01/10	2,150,000	2,103,923
CIT Group Inc.
5.45%, 02/21/08	1,250,000	1,251,366
E*Trade Financial Corp.
8.00%, 06/15/11	250,000	261,250
General Electric Capital Corp.
6.75%, 03/15/32	3,000,000	3,435,834
General Motors Acceptance Corp.
6.13%, 01/22/08	250,000	249,452
6.88%, 09/15/11	1,250,000	1,282,122
7.25%, 03/02/11	500,000	519,967
Genworth Global Funding Trusts
5.75%, 05/15/13	2,000,000	2,041,724
GMAC LLC
6.23%, 03/20/07	4,385,000	4,385,289

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Principal	Value

CORPORATE BONDS & NOTES (Cont.)

DIVERSIFIED FINANCIAL SERVICES (Cont.)
Goldman Sachs Group Inc.
3.88%, 01/15/09	$3,000,000	$2,922,525
5.13%, 01/15/15	1,500,000	1,465,615
5.95%, 01/15/27	4,000,000	3,952,464
Household Finance Corp.
4.13%, 12/15/08	2,000,000	1,960,284
HSBC Finance Corp.
4.13%, 03/11/08	2,000,000	1,973,374
Idearc Inc.
8.00%, 11/15/16 (c)	750,000	761,250
Lehman Brothers Holdings Inc.
4.80%, 03/13/14	1,000,000	962,629
5.00%, 01/14/11	3,000,000	2,972,748
Residential Capital Corp.
6.00%, 02/22/11	5,000,000	4,990,540
6.38%, 06/30/10	4,700,000	4,754,699
SLM Corp.
5.63%, 04/10/07	1,000	1,001
Vanguard Health Holding Co. II LLC
9.00%, 10/01/14	250,000	253,125
Williams Companies Inc. Credit Linked Certificate Trust (The)
6.75%, 04/15/09 (c)	3,000,000	3,052,500

		53,774,819

ELECTRIC (2.10%)
CMS Energy Corp.
7.75%, 08/01/10	500,000	527,500
Commonwealth Edison Co.
4.70%, 04/15/15	1,000,000	931,650
5.88%, 02/01/33	3,500,000	3,399,879
Midwest Generation LLC
8.75%, 05/01/34	750,000	813,750
Mirant North America LLC
7.38%, 12/31/13	750,000	761,250
Northern States Power
5.25%, 07/15/35	2,500,000	2,324,052
NRG Energy Inc.
7.25%, 02/01/14	250,000	251,875
7.38%, 02/01/16	500,000	502,500
Pacific Gas & Electric Corp.
4.80%, 03/01/14	2,500,000	2,396,307
PSEG Power LLC
6.95%, 06/01/12	2,300,000	2,431,539
8.63%, 04/15/31	700,000	894,135
Reliant Energy Inc.
6.75%, 12/15/14	250,000	244,375
Southern California Edison Co.
5.00%, 01/15/16	1,300,000	1,254,388
TXU Corp.
5.55%, 11/15/14	250,000	237,335

Security	Principal	Value

CORPORATE BONDS & NOTES (Cont.)

ELECTRIC (Cont.)
TXU Energy Co.
6.13%, 03/15/08	$5,750,000	$5,786,208

		22,756,743

ELECTRONICS (0.07%)
NXP BV
9.50%, 10/15/15 (c)	250,000	256,250
Sanmina-SCI Corp.
6.75%, 03/01/13 (a)	250,000	230,000
8.13%, 03/01/16	250,000	241,875

		728,125

ENTERTAINMENT (0.26%)
AMC Entertainment Inc.
8.00%, 03/01/14	250,000	248,125
11.00%, 02/01/16	500,000	561,250
Gaylord Entertainment Co.
8.00%, 11/15/13	1,000,000	1,037,500
Marquee Holdings Inc.
0.00%, 08/15/14	250,000	209,687
Six Flags Inc.
9.75%, 04/15/13 (a)	250,000	234,687
Tropicana Entertainment
9.63%, 12/15/14 (c)	500,000	495,000

		2,786,249

ENVIRONMENTAL CONTROL (0.47%)
Aleris International Inc.
9.00%, 12/15/14 (c)	500,000	502,500
Allied Waste North America
7.25%, 03/15/15 (a)	250,000	250,312
Waste Management Inc.
6.50%, 11/15/08	2,722,000	2,773,155
7.13%, 10/01/07	1,543,000	1,557,334

		5,083,301

FOOD (1.13%)
Ahold Finance USA Inc.
8.25%, 07/15/10	500,000	541,875
Dean Foods Co.
7.00%, 06/01/16	500,000	505,000
8.15%, 08/01/07	4,500,000	4,556,250
Delhaize America Inc.
8.13%, 04/15/11	250,000	269,689
Kroger Co. (The)
6.80%, 04/01/11	3,000,000	3,139,662
Safeway Inc.
4.80%, 07/16/07	3,000,000	2,988,369
SUPERVALU Inc.
7.88%, 08/01/09	250,000	260,574

		12,261,419

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Principal	Value

CORPORATE BONDS & NOTES (Cont.)

FOREST PRODUCTS & PAPER (0.24%)
Bowater Canada Finance
7.95%, 11/15/11	$250,000	$245,000
Domtar Inc.
7.88%, 10/15/11	250,000	259,375
Georgia-Pacific Corp.
7.13%, 01/15/17 (c)	500,000	498,750
7.70%, 06/15/15	250,000	254,687
Weyerhaeuser Co.
7.38%, 03/15/32	1,250,000	1,304,781

		2,562,593

HEALTH CARE - PRODUCTS (0.02%)
CDRV Investors Inc.
9.63%, 01/01/15	250,000	193,750

		193,750

HEALTH CARE - SERVICES (0.73%)
HCA Inc.
6.50%, 02/15/16 (a)	250,000	210,625
HealthSouth Corp.
10.75%, 06/15/16 (c)	250,000	269,062
Res-Care Inc.
7.75%, 10/15/13	250,000	256,250
UnitedHealth Group Inc.
3.30%, 01/30/08	3,665,000	3,584,751
5.80%, 03/15/36	2,400,000	2,359,966
WellPoint Inc.
5.00%, 12/15/14	1,250,000	1,210,188

		7,890,842

HOUSEHOLD PRODUCTS & WARES (0.48%)
Clorox Co. (The)
5.49%, 12/14/07	5,250,000	5,255,660

		5,255,660

INSURANCE (2.37%)
Allstate Financial Global Funding
2.50%, 06/20/08 (c)	4,970,000	4,776,269
American International Group Inc.
2.88%, 05/15/08	2,500,000	2,418,805
ASIF Global Financing XVII
3.85%, 11/26/07 (c)	6,500,000	6,412,887
Berkshire Hathaway Finance Corp.
5.42%, 01/11/08	1,400,000	1,401,873
Hancock (John) Financial Services Inc.
5.63%, 12/01/08	4,000,000	4,019,764
Markel Corp.
7.35%, 08/15/34	1,000,000	1,079,193
MetLife Inc.
5.38%, 12/15/12	4,500,000	4,509,882
6.40%, 12/15/36	1,000,000	1,004,607

		25,623,280

Security	Principal	Value

CORPORATE BONDS & NOTES (Cont.)

LODGING (0.70%)
Caesars Entertainment Inc.
8.88%, 09/15/08	$3,775,000	$3,935,438
Choice Hotels International Inc.
7.13%, 05/01/08	1,000,000	1,009,002
Marriott International Inc.
4.63%, 06/15/12	750,000	710,551
MGM Mirage
8.50%, 09/15/10	750,000	802,500
Starwood Hotels & Resorts Worldwide Inc.
7.88%, 05/01/12	600,000	633,671
Trump Entertainment Resorts Inc.
8.50%, 06/01/15	500,000	497,500

		7,588,662

MACHINERY (0.03%)
Columbus McKinnon Corp.
10.00%, 08/01/10	325,000	350,188

		350,188

MEDIA (2.30%)
AMFM Inc.
8.00%, 11/01/08	2,500,000	2,599,148
CCH I LLC
11.00%, 10/01/15	1,250,000	1,282,813
CCO Holdings LLC/CCO Holdings Capital Corp.
8.75%, 11/15/13	500,000	519,375
Clear Channel Communications Inc.
4.25%, 05/15/09	3,000,000	2,905,557
CMP Susquehanna Corp.
9.88%, 05/15/14 (c)	250,000	248,750
Comcast Corp.
6.45%, 03/15/37	4,250,000	4,252,295
CSC Holdings Inc.
7.63%, 04/01/11	500,000	509,375
Echostar DBS Corp.
5.75%, 10/01/08	5,100,000	5,080,875
6.38%, 10/01/11	500,000	496,875
Liberty Media Corp.
7.75%, 07/15/09	250,000	259,451
7.88%, 07/15/09	500,000	521,412
8.25%, 02/01/30	250,000	245,057
Mediacom Broadband LLC
8.50%, 10/15/15	250,000	253,125
PRIMEDIA Inc.
8.88%, 05/15/11	250,000	255,000
Time Warner Entertainment Co.
8.38%, 03/15/23	350,000	410,606
8.38%, 07/15/33	1,300,000	1,571,167
Time Warner Inc.
5.50%, 11/15/11	2,100,000	2,094,626
6.50%, 11/15/36	700,000	696,728

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Principal	Value

CORPORATE BONDS & NOTES (Cont.)

MEDIA (Cont.)
Tribune Co.
5.50%, 10/06/08	$750,000	$738,941

		24,941,176

MINING (0.25%)
Vale Overseas Ltd.
6.88%, 11/21/36	2,600,000	2,666,680

		2,666,680

OFFICE & BUSINESS EQUIPMENT (0.50%)
Xerox Corp.
6.11%, 12/18/09	2,750,000	2,791,250
6.88%, 08/15/11	250,000	262,813
9.75%, 01/15/09	2,200,000	2,376,000

		5,430,063

OIL & GAS (1.29%)
Anadarko Petroleum Corp.
6.45%, 09/15/36	800,000	808,397
Burlington Resources Finance Co.
7.20%, 08/15/31	2,300,000	2,695,457
Chesapeake Energy Corp.
6.88%, 01/15/16	500,000	504,375
Diamond Offshore Drilling Inc.
4.88%, 07/01/15	1,750,000	1,642,646
Enterprise Products Operating LP
4.63%, 10/15/09	2,000,000	1,958,168
5.75%, 03/01/35	1,500,000	1,377,003
Forest Oil Corp.
8.00%, 12/15/11	500,000	520,000
Hilcorp Energy I LP/Hilcorp Finance Co.
7.75%, 11/01/15 (c)	250,000	245,625
Parker Drilling Co.
9.63%, 10/01/13	500,000	548,125
Pemex Project Funding Master Trust
6.63%, 06/15/35	2,200,000	2,250,600
8.50%, 02/15/08	1,000,000	1,030,000
Range Resources Corp.
7.50%, 05/15/16	250,000	256,250
Tesoro Corp.
6.25%, 11/01/12	125,000	124,375

		13,961,021

OIL & GAS SERVICES (0.03%)
Grant Prideco Inc.
6.13%, 08/15/15	100,000	97,500
Weatherford International Ltd.
5.50%, 02/15/16	250,000	242,839

		340,339

Security	Principal	Value

CORPORATE BONDS & NOTES (Cont.)

PACKAGING & CONTAINERS (0.18%)
Berry Plastics Holding Corp.
8.88%, 09/15/14 (c)	$250,000	$253,750
Crown Americas Inc.
7.63%, 11/15/13	500,000	515,000
Graham Packaging Co. Inc.
8.50%, 10/15/12	250,000	252,500
Stone Container Corp.
9.75%, 02/01/11	859,000	885,844

		1,907,094

PHARMACEUTICALS (0.07%)
AmerisourceBergen Corp.
5.88%, 09/15/15	250,000	244,444
Bristol-Myers Squibb Co.
5.88%, 11/15/36	525,000	516,615

		761,059

PIPELINES (0.99%)
ANR Pipeline Co.
8.88%, 03/15/10	500,000	524,545
Colorado Interstate Gas Co.
6.80%, 11/15/15	250,000	259,946
Copano Energy LLC
8.13%, 03/01/16	250,000	258,750
El Paso Corp.
6.50%, 06/01/08	1,106,000	1,117,060
7.80%, 08/01/31	250,000	273,125
Kinder Morgan Energy Partners LP
6.75%, 03/15/11	5,500,000	5,722,668
Pacific Energy Partners LP
6.25%, 09/15/15	250,000	244,410
Plains All American Pipeline LP When Issued
6.70%, 05/15/36	1,000,000	1,028,626
SemGroup LP
8.75%, 11/15/15 (c)	500,000	502,500
Williams Companies Inc.
7.13%, 09/01/11	500,000	520,000
Williams Partners LP
7.25%, 02/01/17 (c)	250,000	255,000

		10,706,630

REAL ESTATE (0.37%)
Realogy Corp.
6.07%, 10/20/09 (c)	4,000,000	4,001,276

		4,001,276

REAL ESTATE INVESTMENT TRUSTS (0.98%)
Omega Healthcare Investors Inc.
7.00%, 01/15/16	250,000	250,625
Simon Property Group LP
5.00%, 03/01/12	2,000,000	1,964,792
5.75%, 05/01/12	3,000,000	3,030,753
6.38%, 11/15/07	5,341,000	5,382,142

		10,628,312

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Principal	Value

CORPORATE BONDS & NOTES (Cont.)

RETAIL (1.06%)
Asbury Automotive Group Inc.
9.00%, 06/15/12	$250,000	$261,250
Federated Retail Holdings Inc.
5.90%, 12/01/16	4,500,000	4,493,003
Home Depot Inc.
5.49%, 12/16/09	1,000,000	999,927
Inergy LP
6.88%, 12/15/14	750,000	736,875
8.25%, 03/01/16	250,000	262,500
NPC International Inc. When Issued
9.50%, 05/01/14	250,000	256,250
Penney (J.C.) Co. Inc.
7.65%, 08/15/16	250,000	274,794
7.95%, 04/01/17	250,000	280,548
Staples Inc.
7.38%, 10/01/12	740,000	799,698
Tricon Global Restaurants
7.65%, 05/15/08	3,000,000	3,084,009

		11,448,854

SEMICONDUCTORS (0.15%)
Advanced Micro Devices Inc.
7.75%, 11/01/12	162,000	168,075
Freescale Semiconductor Inc.
9.13%, 12/15/14 (c)	250,000	248,438
9.24%, 12/15/14 (c)	250,000	247,813
Sensata Technologies BV
8.25%, 05/01/14 (c)	1,000,000	960,000

		1,624,326

SOFTWARE (0.32%)
Oracle Corp.
5.25%, 01/15/16	1,500,000	1,468,344
5.60%, 01/13/09	2,000,000	2,002,860

		3,471,204

TELECOMMUNICATIONS (4.56%)
American Cellular Corp.
10.00%, 08/01/11	250,000	264,375
Ameritech Capital Funding Corp.
6.15%, 01/15/08	1,265,000	1,270,866
AT&T Wireless Services Inc.
8.75%, 03/01/31	1,000,000	1,299,565
BellSouth Corp.
6.55%, 06/15/34	4,000,000	4,100,492
Citizens Communications Co.
6.25%, 01/15/13	500,000	490,625
7.63%, 08/15/08	4,500,000	4,657,500
Corning Inc.
6.05%, 06/15/15	1,400,000	1,398,620
Cricket Communications Inc.
9.38%, 11/01/14 (c)	250,000	263,750

Security	Principal	Value

CORPORATE BONDS & NOTES (Cont.)

TELECOMMUNICATIONS (Cont.)
Deutsche Telekom International Finance AG
8.00%, 06/15/10	$5,000,000	$5,414,165
8.25%, 06/15/30	3,000,000	3,688,020
Dobson Communications Corp.
8.88%, 10/01/13 (a)	250,000	254,688
Embarq Corp.
6.74%, 06/01/13	1,750,000	1,791,139
France Telecom SA
7.75%, 03/01/11	4,000,000	4,357,092
8.50%, 03/01/31	2,000,000	2,625,456
Intelsat Ltd.
5.25%, 11/01/08	1,000,000	972,500
Koninklijke KPN NV
8.00%, 10/01/10	1,500,000	1,618,476
Level 3 Financing Inc.
9.25%, 11/01/14 (c)	1,000,000	1,020,000
Motorola Inc.
4.61%, 11/16/07	5,700,000	5,661,844
Nextel Partners Inc.
8.13%, 07/01/11 (a)	3,000,000	3,123,750
Qwest Communications International Inc.
7.25%, 02/15/11	250,000	255,625
Qwest Corp.
8.88%, 03/15/12	250,000	278,438
Telecom Italia Capital SA
4.00%, 11/15/08	1,880,000	1,830,846
5.25%, 10/01/15	2,500,000	2,335,273
Verizon New York Inc.
7.38%, 04/01/32	150,000	154,877
West Corp.
9.50%, 10/15/14 (c)	250,000	250,000

		49,377,982

TRANSPORTATION (0.22%)
CNF Inc.
6.70%, 05/01/34	2,500,000	2,403,010

		2,403,010

TOTAL CORPORATE BONDS & NOTES
(Cost: $328,770,499)		326,220,992

ASSET-BACKED SECURITIES (8.41%)
Ameriquest Mortgage Securities Inc. Series 2005-R3 Class A1A
5.55%, 05/25/35	2,131,362	2,132,877
Asset Backed Funding Certificates Series 2005-AQ1 Class A2
4.30%, 06/25/35	6,863,632	6,780,786
Asset Backed Funding Corp NIM Trust Series 2005-WMC1 Class N1
5.90%, 07/26/35 (c)	281,384	281,120
Bear Stearns Asset Backed Securities Inc. Series 2006-EC1 Class M2
5.78%, 12/25/35	2,500,000	2,507,094

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Principal	Value

ASSET-BACKED SECURITIES (Cont.)
Bear Stearns Asset Backed Securities NIM Series 2005-HE9N Class A1
5.50%, 10/25/35 (c)	$61,173	$61,173
Countrywide Asset-Backed Certificates Series 2004-10 Class AF3
3.84%, 10/25/30	695,809	692,426
Countrywide Asset-Backed Certificates Series 2004-10 Class AF4
4.51%, 07/25/32	7,500,000	7,432,600
Countrywide Asset-Backed Certificates Series 2006-7 Class M2
5.65%, 04/25/46	6,000,000	6,007,001
Dunkin Securitization Series 2006-1 Class A2
5.78%, 06/20/31 (c)	13,000,000	13,161,668
First Franklin Mortgage Loan Asset Backed Certificates Series 2006-FF8 Class M1
5.57%, 07/25/36	6,200,000	6,203,763
First Franklin NIM Trust Series 2005-FF1N Class N2
5.50%, 12/25/34 (c)	2,101,516	2,100,469
First Franklin NIM Trust Series 2005-FF9N Class B
6.25%, 10/27/35 (b) (c)	4,960,000	4,898,987
First Franklin NIM Trust Series 2005-FFH2 Class B
6.00%, 04/27/35 (c)	3,757,030	3,749,561
GSAA Trust Series 2005-N2
5.00%, 12/25/34 (b) (c)	186,986	186,709
Home Equity Asset Trust Series 2006-2 Class M2
5.75%, 05/25/36 (c)	6,000,000	6,021,590
JP Morgan Mortgage Acquisition Corp. Series 2006-HE1 Class M2
5.75%, 01/25/36	2,558,000	2,567,391
MASTR Asset Backed Securities Trust Series 2006-HE2 Class M1
5.61%, 06/25/36	2,200,000	2,200,705
MASTR Asset Backed Securities Trust Series 2006-HE2 Class M2
5.64%, 06/25/36	2,450,000	2,451,835
New Century Home Equity Loan Trust Series 2005-2 Class A2MZ
5.61%, 06/25/35	6,175,224	6,184,244
Novastar Home Equity Loan Series 2006-2 Class M1
5.62%, 06/25/36	4,000,000	4,002,575
Option One Mortgage Loan Trust Series 2002-2 Class M2
7.08%, 06/25/32	665,385	665,879

Security	Principal	Value

ASSET-BACKED SECURITIES (Cont.)
Option One Mortgage Securities Corp NIM Trust Series 2005-3A Class N1
5.44%, 08/25/35 (b) (c)	$692,791	$689,812
Park Place Securities Inc. Series 2004-MHQ1 Class A3
5.71%, 01/25/33	419,868	420,050
Sasco Net Interest Margin Trust Series 2005-NC2A Class A 5.50%, 05/27/35 (c)	448,836	448,150
Sasco Net Interest Margin Trust Series 2005-WF2A Class B
7.00%, 05/27/35 (b) (c)	1,836,300	1,835,149
SG Mortgage Securities NIM Trust Series 2006-FRE2 Class N1
6.00%, 07/25/36 (b) (c)	3,399,217	‘3,392,418
Structured Asset Investment Loan Trust Series 2005-HE3 Class M3
5.88%, 09/25/35	4,000,000	4,022,990

TOTAL ASSET-BACKED SECURITIES

(Cost: $90,880,596)		91,099,022

COLLATERALIZED MORTGAGE OBLIGATIONS (20.48%)

MORTGAGE-BACKED SECURITIES (20.48%)
Banc of America Funding Corp. Series 2006-H Class 2A1
6.14%, 10/20/11	5,971,655	6,046,693
Bank of America Alternative Loan Trust Series 2003-5 Class 2A1
5.00%, 07/25/18	3,390,531	3,314,244
Bear Stearns Commercial Mortgage Securities Series 2002-PBW1 Class X1
0.74%, 11/11/35 (c)	86,094,609	2,904,238
Bear Stearns Commercial Mortgage Securities Series 2006-T22 Class A3
5.47%, 04/12/38	7,000,000	7,087,957
Chase Mortgage Finance Corp. Series 2006-A1 Class 1A1
6.07%, 09/25/36	5,495,791	5,508,608
Commercial Mortgage Pass Through Certificates Series 2001-J2A Class XC
0.49%, 07/16/34 (c)	100,872,559	2,078,499
Commercial Mortgage Pass Through Certificates Series 2005-F10A Class AJ2
5.54%, 04/15/17 (c)	9,000,000	9,000,431
Countrywide Alternative Loan Trust Series 2006-4CB Class 1A1
6.00%, 04/25/36	4,947,488	4,988,216

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Principal	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (Cont.)

MORTGAGE-BACKED SECURITIES (Cont.)
Countrywide Alternative Loan Trust Series 2006-5T2 Class A3
6.00%, 04/25/36	$8,076,402	$8,128,871
Countrywide Alternative Loan Trust Series 2006-7CB Class 1A9
6.00%, 05/25/36	9,015,637	9,072,458
Countrywide Alternative Loan Trust Series 2006-9T Class 1A1
6.00%, 05/25/36	3,602,007	3,625,777
Countrywide Alternative Loan Trust Series 2006-OA6 Class 2A
7.65%, 07/25/46	7,405,962	7,659,131
Countrywide Home Loan Mortgage Pass Through Trust Series 2006-HYB4 Class 1A1
5.61%, 06/20/36	12,710,196	12,784,415
CR Series 2000-ZC2 Class A1B
6.67%, 08/10/14 (c)	3,455,231	3,519,993
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-5 Class 5A1
5.00%, 08/25/19	4,542,856	4,426,445
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C2 Class A5
0.14%, 05/15/36 (c)	227,618,285	3,423,652
Global Signal Trust Series 2006-1 Class C
5.71%, 02/15/36 (c)	3,000,000	3,018,985
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2002-CIB5 Class X1
0.61%, 10/12/37 (c)	233,964,734	9,810,703
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP5 Class A3
5.21%, 12/15/44	4,000,000	3,994,382
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-FL1A Class H
6.07%, 02/15/20 (c)	2,000,000	2,000,482
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-LDP6 Class A3B
5.56%, 04/15/43	10,000,000	10,088,929
JP Morgan Mortgage Trust Series 2006-A1 Class 2A2
5.38%, 02/25/36	8,150,165	8,097,523
LB-UBS Commercial Mortgage Trust Series 2003-C3 Class XCL
0.43%, 02/15/37 (c)	118,992,022	3,241,117

Security	Principal	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (Cont.)

MORTGAGE-BACKED SECURITIES (Cont.)
MASTR Adjustable Rate Mortgages Trust Series 2004-11 Class 2A1
5.70%, 11/25/34	$137,123	$138,048
MASTR Alternative Loans Trust Series 2006-2 Class 1A2
6.00%, 03/25/36	9,244,037	9,323,266
MASTR Asset Securitization Trust Series 2003-5 Class 4A4
5.50%, 06/25/33	2,421,070	2,364,280
Merrill Lynch Mortgage Investors Inc. Series 2005-WMC2 Class A1B
5.61%, 04/25/36	2,370,317	2,371,792
Merrill Lynch Mortgage Investors Inc. Series 2006-A1 Class 1A1
5.89%, 03/25/36	7,914,466	7,980,813
Merrill Lynch Mortgage Trust Series 2005-LC1 Class A3
5.29%, 01/12/44	3,000,000	2,998,048
Morgan Stanley Capital I Series 2003-T11 Class X1
0.23%, 06/13/41 (c)	568,790,864	6,574,938
Residential Accredit Loans Inc. Series 2006-QS3 Class 1A10
6.00%, 03/25/36	1,789,476	1,806,410
Residential Funding Mortgage Securities I Series 2003-S15 Class A1
4.50%, 08/25/18	1,958,812	1,877,449
Wachovia Bank Commercial Mortgage Trust Series 2005-C22 Class A3
5.29%, 12/15/44	10,000,000	10,028,476
Wachovia Bank Commercial Mortgage Trust Series 2005-WHL6
5.85%, 10/15/17 (c)	5,000,000	5,001,752
5.90%, 10/15/17 (c)	5,000,000	5,001,752
Washington Mutual Inc. Series 2006-AR10 Class 1A2
5.97%, 09/25/36	7,771,686	7,777,974
Washington Mutual Inc. Series 2006-AR14 Class 1A1
5.67%, 11/25/36	13,949,056	13,905,922
Wells Fargo Mortgage-Backed Securities Trust Series 2003-10 Class A1
4.50%, 09/25/18	2,038,642	1,955,186
Wells Fargo Mortgage-Backed Securities Trust Series 2006-AR13 Class A1
5.76%, 09/25/36	8,687,184	8,740,385

		221,668,240

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost: $221,524,061)		221,668,240

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Principal	Value

FOREIGN GOVERNMENT BONDS & NOTES (d) (0.37%)
United Mexican States
7.50%, 04/08/33	$1,000,000	$1,180,000
8.38%, 01/14/11	2,500,000	2,781,250

TOTAL FOREIGN GOVERNMENT BONDS & NOTES
(Cost: $3,978,115)		3,961,250

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (39.55%)

MORTGAGE-BACKED SECURITIES (32.39%)
Federal Home Loan Mortgage Corp.
4.50%, 11/01/18	6,715,389	6,487,818
5.00%, 01/01/22 (e)	4,000,000	3,928,752
5.00%, 12/15/34	2,439,170	276,187
5.50%, 03/15/20	1,939,089	70,627
5.50%, 05/15/24	8,811,091	670,190
5.50%, 03/15/25	3,401,779	283,554
5.50%, 05/15/29	7,053,641	810,793
5.50%, 10/01/32	16,202,368	16,051,554
5.50%, 05/01/34	81,495	80,680
5.50%, 10/01/34	606,098	600,034
5.55%, 04/15/28	3,464,209	3,449,668
6.00%, 01/01/37 (e)	31,000,000	31,222,828
6.50%, 09/01/21	1,975,168	2,017,798
6.50%, 01/01/37 (e)	24,000,000	24,442,512
Federal National Mortgage Association
4.50%, 05/01/18	4,724,228	4,568,563
4.50%, 07/01/18	6,626,278	6,407,939
4.50%, 11/01/18	4,806,899	4,648,510
4.56%, 06/01/35	7,642,738	7,526,829
5.00%, 07/01/35	3,159,682	3,138,031
5.00%, 01/01/18	1,455,328	1,435,232
5.00%, 09/01/18	9,335,125	9,197,757
5.00%, 12/01/18	751,840	740,776
5.00%, 01/01/19	645,164	635,670
5.00%, 06/01/19	1,466,569	1,444,148
5.00%, 08/01/19	789,119	776,622
5.00%, 09/01/19	684,115	673,280
5.00%, 11/01/19	1,520,692	1,496,609
5.00%, 01/01/20	757,903	745,097
5.00%, 05/01/20	7,707,527	7,577,294
5.00%, 06/01/20	706,998	695,052
5.00%, 11/01/33	54,030,193	52,264,979
5.00%, 12/01/33	17,202,295	16,640,281
5.00%, 03/01/34	8,625,002	8,343,216
5.00%, 09/01/35	429,096	414,396
5.23%, 05/01/35	2,509,264	2,503,257
5.50%, 09/01/19	4,873,671	4,877,179
5.50%, 10/01/19	4,096,097	4,099,045
5.50%, 01/01/22 (e)	5,000,000	4,998,440
5.50%, 07/01/33	32,785,828	32,451,620
5.50%, 01/01/34	7,158,289	7,085,320
5.50%, 07/01/34	12,601,060	12,465,967
5.50%, 03/01/35	1,256,439	1,242,089
6.00%, 03/01/33	682,860	688,617

Security	Principal	Value

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cont.)

MORTGAGE-BACKED SECURITIES (Cont.)
6.00%, 08/01/34	$544,939	$549,023
6.00%, 01/01/37 (e)	5,400,000	5,435,435
6.50%, 01/01/37 (e)	30,900,000	31,479,375
7.00%, 07/01/35	784,030	804,859
7.00%, 01/01/36	1,439,901	1,477,998
7.00%, 02/01/36	1,694,862	1,739,705
Government National Mortgage Association
5.50%, 06/15/34	1,896,753	1,888,812
5.50%, 01/01/37 (e)	7,000,000	6,965,000
6.50%, 09/20/36	9,872,298	10,092,065

		350,607,082

U.S. GOVERNMENT SECURITIES (7.16%)
U.S. Treasury Bonds
5.38%, 02/15/31 (a)	34,050,000	36,473,407
6.13%, 08/15/29 (a)	7,800,000	9,116,250
U.S. Treasury Inflation Indexed Bond
1.88%, 07/15/15	22,840,620	21,884,828
U.S. Treasury Notes
2.63%, 05/15/08 (j)	398,000	386,122
3.13%, 04/15/09 (j)	605,000	583,588
4.00%, 02/15/14 (a) (j)	9,500,000	9,093,657

		77,537,852

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost: $434,083,362)		428,144,934

SHORT-TERM INVESTMENTS (15.44%)

CERTIFICATES OF DEPOSIT (f) (0.13%)
Credit Suisse First Boston NY
5.28% - 5.43%, 04/23/07 - 08/21/07	313,282	313,283
Washington Mutual Bank
5.33%, 03/19/07	1,118,866	1,118,866

		1,432,149

COMMERCIAL PAPER (f) (1.18%)
Amstel Funding Corp.
5.22% - 5.25%, 02/13/07 - 04/17/07 (c)	470,421	463,685
Aspen Funding Corp.
5.26%, 02/21/07 (c)	290,905	288,780
Beta Finance Inc.
5.27%, 01/25/07 (c)	89,509	89,208
BNP Paribas Finance Inc.
5.12%, 06/06/07	156,641	153,192
CAFCO LLC
5.26%, 01/30/07 (c)	223,773	222,858
Cantabric Finance LLC
5.25% - 5.26%, 01/25/07 - 03/06/07 (c)	537,056	533,165

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Cheyne Finance LLC
5.24% - 5.26%, 02/15/07 - 04/23/07 (c)	$528,105	$521,624
Concord Minutemen Capital Co. LLC
5.27%, 01/11/07 (c)	44,755	44,696
Curzon Funding LLC
5.24%, 02/27/07 (c)	245,479	243,478
Edison Asset Securitization LLC
5.21%, 04/11/07 (c)	185,477	182,819
Eureka Securitization
5.26%, 02/09/07 (c)	559,433	556,327
Five Finance Inc.
5.22%, 04/20/07 (c)	205,871	202,647
General Electric Capital Corp.
5.12%, 06/04/07 (c)	335,660	328,363
Giro Funding Corp.
5.25%, 03/05/07 - 03/12/07 (c)	733,976	726,883
Grampian Funding LLC
5.14% - 5.23%, 04/23/07 - 06/06/07 (c)	872,716	854,625
Harrier Finance Funding LLC
5.12%, 06/06/07 (c)	447,546	437,690
KKR Atlantic Funding Trust
5.32%, 01/03/07 (c)	335,660	335,610
Lexington Parker Capital Co. LLC
5.18% - 5.32%, 01/10/07 - 05/17/07 (c)	1,472,857	1,464,024
Lockhart Funding LLC
5.28%, 02/09/07 (c)	447,546	445,052
Nationwide Building Society
5.21%, 04/13/07 (c)	425,169	418,954
Nestle Capital Corp.
5.19%, 08/09/07 (c)	268,528	260,050
Norddeutsche Landesbank
5.27%, 02/15/07	425,169	422,433
Polonius Inc.
5.26%, 02/20/07 (c)	126,566	125,660
Regency Markets No. 1 LLC
5.32%, 01/22/07 (c)	148,733	148,294
Sedna Finance Inc.
5.22%, 04/17/07 (c)	255,101	251,218
Societe Generale
5.18%, 05/16/07	1,118,866	1,097,293
Thames Asset Global Securitization No. 1 Inc.
5.25%, 03/07/07 - 03/12/07 (c)	1,135,640	1,124,703
Thornburg Mortgage Capital Resources
5.28%, 01/17/07 - 03/12/07 (c)	551,377	547,570
Three Pillars Funding Corp.
5.26%, 02/14/07 (c)	261,542	259,898

		12,750,799

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

MEDIUM-TERM NOTES (f) (0.12%)
Bank of America N.A.
5.28%, 04/20/07	$111,887	$111,887
Cullinan Finance Corp.
5.71%, 06/28/07 (c)	335,660	335,660
K2 USA LLC
5.39%, 06/04/07 (c)	335,660	335,660
Sigma Finance Inc.
5.13% - 5.51%, 03/30/07 - 06/18/07 (c)	523,629	523,629

		1,306,836

MONEY MARKET FUNDS (9.39%)
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares
5.30% (g) (h)	101,631,907	101,631,907

		101,631,907

REPURCHASE AGREEMENTS (f) (1.12%)
Banc of America Securities LLC, 5.36%, due 1/2/07, maturity value $895,626 (collateralized by non-U.S. Government debt securities, value $922,999, 4.25% to 8.00%, 3/1/08 to 7/15/17).	$895,093	895,093
Bear Stearns Companies Inc. (The), 5.37%, due 1/2/07, maturity value $1,567,348 (collateralized by non-U.S. Government debt securities, value $1,724,083, 1.00% to 8.84%, 8/3/14 to 12/25/46).	1,566,413	1,566,413
Bear Stearns Companies Inc. (The), 5.37%, due 1/2/07, maturity value $671,721 (collateralized by U.S. Government obligations, value $685,158, 0.00% to 11.00%, 1/1/08 to 1/1/37).	671,320	671,320
BNP Securities Corp., 5.36%, due 1/2/07, maturity value $44,782 (collateralized by non-U.S. Government debt securities, value $47,046, 5.46%, 3/15/08).	44,755	44,755
Citigroup Global Markets Holdings Inc., 5.36%, due 1/2/07, maturity value $1,567,346 (collateralized by non-U.S. Government debt securities, value $1,646,612, 3.78% to 7.41%, 11/25/19 to 10/25/45).	1,566,413	1,566,413

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

REPURCHASE AGREEMENTS (Cont.)
Citigroup Global Markets Holdings Inc., 5.42%, due 1/2/07, maturity value $492,597 (collateralized by non-U.S. Government debt securities, value $549,131, 0.00% to 10.00%, 6/1/28 to 11/16/36).	$492,301	$492,301
Citigroup Global Markets Holdings Inc., 5.46%, due 1/2/07, maturity value $268,691 (collateralized by non-U.S. Government debt securities, value $299,527, 0.00% to 10.00%, 6/1/28 to 11/16/36).	268,528	268,528
Goldman Sachs & Co. Inc., 5.35%, due 1/2/07, maturity value $895,625 (collateralized by non-U.S. Government debt securities, value $931,363, 0.00% to 10.00%, 1/23/07 to 5/15/44).	895,093	895,093
Goldman Sachs Group Inc., 5.36%, due 1/2/07, maturity value $166,170 (collateralized by non-U.S. Government debt securities, value $172,747, 0.00% to 10.00%, 1/23/07 to 5/15/44).	166,071	166,071
Goldman Sachs Group Inc., 5.46%, due 1/2/07, maturity value $268,691 (collateralized by non-U.S. Government debt securities, value $279,412, 0.00% to 10.00%, 1/23/07 to 5/15/44).	268,528	268,528
Greenwich Capital Markets Inc., 5.46%, due 1/2/07, maturity value $223,909 (collateralized by non-U.S. Government debt securities, value $247,626, 5.58%, 1/8/36).	223,773	223,773
HSBC Securities Inc., 5.36%, due 1/2/07, maturity value $223,906 (collateralized by non-U.S. Government debt securities, value $235,253, 3.16% to 5.32%, 5/15/34 to 6/1/46).	223,773	223,773
JP Morgan Securities Inc., 5.41%, due 1/2/07, maturity value $111,954 (collateralized by non-U.S. Government debt securities, value $117,626, 5.75% to 8.75%, 10/1/08 to 9/15/25).	111,887	111,887
Lehman Brothers Holdings Inc., 5.36%, due 1/2/07, maturity value $895,626 (collateralized by non-U.S. Government debt securities, value $923,010, 3.34% to 8.75%, 6/15/07 to 12/1/66).	895,093	895,093

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

REPURCHASE AGREEMENTS (Cont.)
Lehman Brothers Holdings Inc., 5.44%, due 1/2/07, maturity value $335,863 (collateralized by non-U.S. Government debt securities, value $345,940, 5.50% to 8.88%, 4/15/11 to 12/1/66).	$335,660	$335,660
Merrill Lynch & Co. Inc., 5.36%, due 1/2/07, maturity value $895,626 (collateralized by non-U.S. Government debt securities, value $924,803, 0.00% to 10.13%, 6/15/07 to 9/1/26).	895,093	895,093
Merrill Lynch & Co. Inc., 5.44%, due 1/2/07, maturity value $447,817 (collateralized by non-U.S. Government debt securities, value $461,253, 4.37% to 7.75%, 3/3/08 to 12/1/25).	447,546	447,546
Morgan Stanley, 5.36%, due 1/2/07, maturity value $447,813 (collateralized by non-U.S. Government debt securities, value $466,218, 0.00% to 10.00%, 1/1/07 to 12/31/37).	447,546	447,546
Morgan Stanley, 5.51%, due 6/4/07, maturity value $320,715 (collateralized by non-U.S. Government debt securities, value $329,077, 0.00% to 10.00%, 1/1/07 to 12/31/37).(i)	313,283	313,283
Wachovia Capital, 5.38%, due 1/2/07, maturity value $1,433,005 (collateralized by non-U.S. Government debt securities, value $1,505,474, 3.86% to 8.17%, 8/15/13 to 10/17/44).	1,432,149	1,432,149

		12,160,318

TIME DEPOSITS (f) (0.00%)
Bank of America N.A.
5.13%, 01/02/07	21,420	21,420

		21,420

VARIABLE & FLOATING RATE NOTES (3.50%)
Allstate Life Global Funding II
5.33% - 5.43%, 11/02/07 - 01/25/08 (c) (f)	1,145,719	1,145,842
American Express Bank
5.32%, 02/28/07 (f)	447,546	447,546
American Express Centurion Bank
5.44%, 07/19/07 (f)	492,301	492,613

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
American Express Credit Corp.
5.45%, 07/05/07 (f)	$134,264	$134,309
AmeriCredit Automobile Receivables Trust
5.35%, 02/06/07 (f)	55,996	55,996
Arkle Master Issuer PLC Series 2006-1A Class 1A
5.33%, 11/19/07 (c) (f)	335,660	335,660
ASIF Global Financing
5.41%, 05/03/07 (c) (f)	44,755	44,763
Australia & New Zealand Banking Group Ltd.
5.35%, 01/23/08 (c) (f)	290,905	290,905
Bank of Ireland
5.33% - 5.35%, 08/14/07 - 12/20/07 (c) (f)	648,942	648,959
Beta Finance Inc.
5.32% - 5.41%, 04/25/07 - 07/25/07 (c) (f)	1,141,243	1,141,276
BMW US Capital LLC
5.35%, 01/15/08 (c) (f)	447,546	447,546
BNP Paribas
5.35%, 11/19/07 (c) (f)	827,961	827,961
Carlyle Loan Investment Ltd.
5.40%, 04/13/07 - 07/15/07 (c) (f)	326,709	326,710
CC USA Inc.
5.37%, 07/30/07 (c) (f)	223,773	223,791
Commodore CDO Ltd.
5.44%, 12/12/07 (c) (f)	111,887	111,887
Credit Agricole SA
5.34%, 11/23/07 (f)	447,546	447,546
Credit Suisse First Boston NY
5.38%, 04/24/07 (f)	223,773	223,777
Cullinan Finance Corp.
5.36%, 04/25/07 (c) (f)	111,887	111,887
DaimlerChrysler Auto Trust Series 2006-C Class A1
5.33%, 10/08/07 (c) (f)	64,653	64,653
DEPFA Bank PLC
5.40%, 09/14/07 (f)	447,546	447,546
Dorada Finance Inc.
5.34% - 5.41%, 06/27/07 - 07/17/07 (c) (f)	514,678	514,696
Eli Lilly Services Inc.
5.34%, 12/31/07 (c) (f)	298,737	298,737
FedEx Corp.
5.46%, 08/08/07	5,000,000	5,000,000
Fifth Third Bancorp
5.33%, 12/21/07 (c) (f)	895,093	895,093
Five Finance Inc.
5.31% - 5.37%, 06/29/07 - 07/13/07 (c) (f)	290,905	290,883

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
General Electric Capital Corp.
5.31% - 5.48%, 07/09/07 - 01/24/08 (c) (f)	$469,924	$469,991
Goldman Sachs International
5.17%, 04/01/10 (k)	270,000	270,000
Granite Master Issuer PLC
5.32%, 08/20/07 (c) (f)	1,566,413	1,566,412
Harrier Finance Funding LLC
5.32% - 5.37%, 07/25/07 - 08/15/07 (c) (f)	581,810	581,815
Hartford Life Global Funding Trust
5.37% - 5.41%, 07/13/07 - 01/15/08 (f)	671,320	671,383
HBOS Treasury Services PLC
5.46%, 10/24/07 (c) (f)	447,546	447,546
Holmes Financing PLC
5.32%, 07/16/07 (c) (f)	783,206	783,206
JPMorgan Chase & Co.
5.32% - 5.45%, 07/27/07 - 08/02/07 (i) (f)	1,230,753	1,230,753
K2 USA LLC
5.20% - 5.33%, 04/02/07 - 06/28/07 (c) (f)	335,660	335,651
Kestrel Funding LLC
5.33%, 07/11/07 (c) (f)	179,019	179,009
Kommunalkredit Austria AG
5.35%, 01/09/08 (c) (f)	268,528	268,528
Leafs LLC
5.35%, 01/22/07 - 02/20/07 (c) (f)	466,177	466,177
Links Finance LLC
5.31% - 5.35%, 05/10/07 - 05/16/07 (c) (f)	492,301	492,283
Lothian Mortgages Master Issuer PLC
5.32%, 04/24/07 (c) (f)	177,230	177,230
Marshall & Ilsley Bank
5.35%, 01/15/08 (f)	246,151	246,151
Master Funding LLC
5.38%, 04/25/07 - 05/25/07 (c) (f)	809,938	809,938
Merrill Lynch & Co. Inc.
5.46%, 05/30/07 (i) (f)	492,301	492,301
Metropolitan Life Global Funding I
5.36%, 02/08/07 (c) (f)	671,320	671,320
Metropolitan Life Insurance Funding Agreement
5.45%, 08/01/07 (c) (i) (f)	44,755	44,755
Mound Financing PLC
5.32%, 05/08/07 (c) (f)	420,694	420,694
Natexis Banques Populaires
5.35% - 5.37%, 02/05/07 - 01/15/08 (c) (f)	1,611,167	1,611,155
National City Bank of Indiana
5.35%, 05/21/07 (f)	223,773	223,780

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Security	Principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
Nationwide Building Society
5.38% - 5.49%, 02/08/07 - 10/26/07 (c) (f)	$1,476,903	$1,477,124
Newcastle Ltd.
5.37%, 04/24/07 (c) (f)	157,760	157,746
Northern Rock PLC
5.39%, 08/03/07 (c) (f)	537,056	537,064
Northlake CDO I
5.42%, 09/06/07 (c) (f)	134,264	134,264
Pricoa Global Funding I
5.34%, 11/27/07 (f)	604,188	604,188
Principal Life Global Funding I
5.80%, 02/08/07 (f)	201,396	201,491
Sedna Finance Inc.
5.33% - 5.36%, 05/25/07 - 08/21/07 (c) (f)	648,942	648,934
Skandinaviska Enskilda Bank NY
5.35%, 01/18/08 (c) (f)	447,546	447,546
Strips III LLC
5.40%, 07/24/07 (c) (f)	96,877	96,877
SunTrust Bank
5.32%, 05/01/07 (f)	447,546	447,555
Tango Finance Corp.
5.30% - 5.35%, 04/25/07 - 07/16/07 (c) (f)	1,092,013	1,091,958
Union Hamilton Special Funding LLC
5.36% - 5.37%, 03/28/07 - 06/21/07 (c) (f)	738,452	738,452
Wachovia Asset Securitization Inc.
5.34%, 01/25/07 (c) (f)	546,838	546,838
Wachovia Bank N.A.
5.36%, 05/22/07 (f)	895,093	895,093
Wal-Mart Stores Inc.
5.50%, 07/16/07 (c) (f)	335,660	335,781
Wells Fargo & Co.
5.36%, 11/15/07 (c) (f)	223,773	223,784
WhistleJacket Capital Ltd.
5.31% - 5.35%, 04/18/07 - 06/13/07 (c) (f)	335,660	335,660
White Pine Finance LLC
5.31% - 5.32%, 05/22/07 - 08/20/07 (c) (f)	1,342,639	1,342,469
Wind Master Trust
5.34%, 07/25/07 (c) (f)	179,019	179,019

		37,872,503

TOTAL SHORT-TERM INVESTMENTS
(Cost: $167,175,932)		167,175,932

TOTAL INVESTMENTS IN SECURITIES (114.39%)
(Cost: $1,246,412,565)		1,238,270,370

Security	Principal	Value

SECURITIES SOLD SHORT (-5.74%)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (-5.74%)
Federal National Mortgage Association
5.00%, 01/01/37 (e)	$(6,800,000)	$(6,564,122)
5.50%, 01/01/37 (e)	(56,200,000)	(55,532,625)

		(62,096,747)

TOTAL SECURITIES SOLD SHORT
(Proceeds: $62,663,668)		(62,096,747)

OTHER ASSETS, LESS LIABILITIES (-8.65%)		(93,705,596)

NET ASSETS (100.00%)		$1,082,468,027

(a)	All or a portion of this security represents a security on loan. See Note 4.
(b)	Security valued at fair value in accordance with procedures approved by the Board of Trustees. See Note 1.
(c)	This security or a portion of these securities may be resold to qualified institutional buyers under Rule 144A or pursuant to Section 4(2) of the Securities Act of 1933.
(d)	Investments are denominated in U.S. dollars.
(e)	To-be-announced (TBA). See Note 1.
(f)	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 4.
(g)	Affiliated issuer. See Note 2.
(h)	The rate quoted is the annualized seven-day yield of the fund at period end.
(i)	The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Master Portfolio.
(j)	All or a portion of this U.S. Treasury Note is held in a segregated account in connection with the Master Portfolio’s holdings of futures contracts. See Note 1.
(k)	All or a portion of this security is held as collateral for open swaps contracts. See Note 1.

As of December 31, 2006, the open futures contracts held by the Master Portfolio were as follows:

Futures contracts (expiration date)	Number of contracts	Notional contract value	Net unrealized appreciation (depreciation)

2 Year U.S Treasury Notes (04/04/07)	764	$155,879,875	$(751,796)

5 Year U.S. Treasury Note (04/04/07)	492	51,690,750	(358,312)

10 Year U.S. Treasury Note (03/30/07)	698	75,013,188	(960,057)

30 Year U.S. Treasury Bonds (03/30/07)	(116)	(12,926,750)	293,436

			$(1,776,729)

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

As of December 31, 2006, the Master Portfolio held the following open swap contracts:

Description	Notional amount	Net unrealized appreciation (depreciation)
Credit Default Swaps

Agreement with JPMorgan Chase & Co. dated 10/16/06 to pay 0.71% per year times the notional amount. The Master Portfolio receives payment only upon a default event of Con-Way Inc. 6.70% due 5/1/34. Expiring 12/20/13.	$3,000,000	$17,325

Agreement with JPMorgan Chase & Co. dated 10/3/06 to receive 0.52% per year times the notional amount. The Master Portfolio makes payment only upon a default event of Safeway Inc. 5.80% due 8/15/12. Expiring 12/20/11.	2,000,000	14,973

Agreement with JPMorgan Chase & Co. dated 12/6/06 to receive 0.35% per year times the notional amount. The Master Portfolio makes payment only upon a default event of Telefonica SA 4.38% due 2/2/16. Expiring 12/20/11.	2,750,000	(756)

Agreement with JPMorgan Chase & Co. dated 12/7/06 to receive 0.18% per year times the notional amount. The Master Portfolio makes payment only upon a default event of Hess Corp. 6.65% due 8/15/11. Expiring 6/20/07.	3,000,000	44

Agreement with JPMorgan Chase & Co. dated 12/8/06 to pay 0.71% per year times the notional amount. The Master Portfolio receives payment only upon a default event of Diamond Offshore Drilling Inc. 0.00% due 6/6/20. Expiring 12/20/16.	1,750,000	4,832

Agreement with JPMorgan Chase & Co. dated 3/15/04 to receive 0.22% per year times the notional amount. The Master Portfolio makes payment only upon a default event of Deere & Co. 6.95% due 4/25/14. Expiring 3/20/07.	2,000,000	822

Agreement with JPMorgan Chase & Co. dated 8/10/06 to pay 0.65% per year times the notional amount. The Master Portfolio receives payment only upon a default event of Con-Way Inc. 8.88% due 5/1/10. Expiring 9/20/13.	2,500,000	19,719

Description	Notional amount	Net unrealized appreciation (depreciation)
Credit Default Swaps (Cont.)

Agreement with JPMorgan Chase & Co. dated 9/1/04 to receive 1.19% per year times the notional amount. The Master Portfolio makes payment only upon a default event of iStar Financial Inc. 6.00% due 12/15/10. Expiring 12/20/09.	$2,000,000	$53,191

Agreement with Lehman Brothers Inc. dated 3/20/06 to receive 0.36% per year times the notional amount. The Master Portfolio makes payment only upon a default event of Petroleos Mexicanos 9.50% due 9/15/27. Expiring 4/20/08.	5,250,000	8,152

Agreement with Lehman Brothers Inc. dated 4/5/06 to receive 0.39% per year times the notional amount. The Master Portfolio makes payment only upon a default event of Petroleos Mexicanos 9.50% due 9/15/27. Expiring 4/20/08.	2,000,000	3,866

		$122,168

Interest-Rate Swaps

Agreement with Deutsche Bank AG dated 12/1/05 receiving the notional amount multiplied by the three-month LIBOR rate and paying a fixed rate of 4.98%. Expiring 12/5/10.	$9,000,000	$(37,270)

Agreement with Deutsche Bank AG dated 12/1/05 receiving the notional amount multiplied by the three-month LIBOR rate and paying a fixed rate of 5.10%. Expiring 12/5/15.	5,000,000	(25,210)

Agreement with Deutsche Bank AG dated 3/24/06 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.16%. Expiring 3/28/13.	10,000,000	(21,050)

Agreement with Deutsche Bank AG dated 5/16/06 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.46%. Expiring 5/18/11.	5,000,000	(71,726)

Agreement with Deutsche Bank AG dated 8/17/06 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.28%. Expiring 8/21/09.	900,000	(3,644)

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2006

Description	Notional amount	Net unrealized appreciation (depreciation)
Interest-Rate Swaps (Cont.)

Agreement with Deutsche Bank AG dated 8/22/06 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.22%. Expiring 8/24/09.	$2,500,000	$(6,198)

Agreement with Goldman Sachs Group Inc. dated 10/13/06 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.28%. Expiring 10/17/08.	7,100,000	(9,388)

Agreement with Goldman Sachs Group Inc. dated 10/13/06 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.26%. Expiring 10/17/11.	1,250,000	(9,197)

Agreement with Goldman Sachs Group Inc. dated 5/17/06 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.53%. Expiring 5/19/11.	2,400,000	(40,270)

Agreement with Goldman Sachs Group Inc. dated 5/22/06 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.43%. Expiring 5/24/11.	10,500,000	(138,958)

Agreement with JPMorgan Chase & Co. dated 4/18/06 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.30%. Expiring 4/20/08.	3,400,000	(1,122)

Agreement with JPMorgan Chase & Co. dated 1/5/06 receiving the notional amount multiplied by the three-month LIBOR rate and paying a fixed rate of 4.90%. Expiring 1/9/16.	6,250,000	(121,608)

Agreement with JPMorgan Chase & Co. dated 11/4/05 receiving the notional amount multiplied by the three-month LIBOR rate and paying a fixed rate of 5.19%. Expiring 11/8/15.	40,000,000	67,532

Agreement with JPMorgan Chase & Co. dated 3/8/06 receiving the notional amount multiplied by the three-month LIBOR rate and paying a fixed rate of 5.28%. Expiring 3/10/16.	4,000,000	31,954

Agreement with JPMorgan Chase & Co. dated 3/8/06 receiving the notional amount multiplied by the three-month LIBOR rate and paying a fixed rate of 5.32%. Expiring 3/10/26.	2,000,000	4,264

Description	Notional amount	Net unrealized appreciation (depreciation)
Interest-Rate Swaps (Cont.)

Agreement with JPMorgan Chase & Co. dated 4/18/06 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.31%. Expiring 4/20/09.	$2,900,000	$(11,978)

Agreement with JPMorgan Chase & Co. dated 4/18/06 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.38%. Expiring 4/20/11.	1,700,000	(18,760)

Agreement with JPMorgan Chase & Co. dated 4/18/06 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.45%. Expiring 4/20/13.	900,000	(15,562)

Agreement with JPMorgan Chase & Co. dated 8/2/06 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.40%. Expiring 8/4/08.	13,000,000	(35,528)

Agreement with JPMorgan Chase & Co. dated 8/2/06 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.41%. Expiring 8/4/11.	1,600,000	(19,961)

Agreement with JPMorgan Chase & Co. dated 8/24/06 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.27%. Expiring 8/29/11.	1,000,000	(7,202)

Agreement with JPMorgan Chase & Co. dated 8/24/06 paying the notional amount multiplied by the three-month LIBOR rate and receiving a fixed rate of 5.31%. Expiring 8/29/08.	5,600,000	(9,170)

		$(500,052)

Swaptions

Agreement with JPMorgan Chase & Co. dated 6/23/04. Option to enter into a ten-year interest-rate swap, receiving the notional amount multiplied by the three-month LIBOR rate and paying a fixed rate of 6.46%. Expiring 6/23/09.	$18,200,000	$141,151

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

Portfolio Allocations (Unaudited)

December 31, 2006

LIFEPATH RETIREMENT MASTER PORTFOLIO

Security Type	Value	% of Net Assets

Domestic Fixed Income	$159,917,195	61.44%
Domestic Equity	73,031,712	28.06
Foreign Equity	25,107,138	9.65
Short-Term and Other Net Assets	2,222,639	0.85

TOTAL	$260,278,684	100.00%

LIFEPATH 2010 MASTER PORTFOLIO

Security Type	Value	% of Net Assets

Domestic Fixed Income	$415,638,223	52.81%
Domestic Equity	270,328,677	34.35
Foreign Equity	90,346,963	11.48
Short-Term and Other Net Assets	10,666,685	1.36

TOTAL	$786,980,548	100.00%

LIFEPATH 2020 MASTER PORTFOLIO

Security Type	Value	% of Net Assets

Domestic Equity	$681,435,561	48.98%
Domestic Fixed Income	464,911,177	33.42
Foreign Equity	221,247,263	15.90
Short-Term and Other Net Assets	23,559,294	1.70

TOTAL	$1,391,153,295	100.00%

LIFEPATH 2030 MASTER PORTFOLIO

Security Type	Value	% of Net Assets

Domestic Equity	$589,860,198	59.66%
Foreign Equity	190,063,744	19.23
Domestic Fixed Income	187,913,168	19.01
Short-Term and Other Net Assets	20,803,139	2.10

TOTAL	$988,640,249	100.00%

LIFEPATH 2040 MASTER PORTFOLIO

Security Type	Value	% of Net Assets

Domestic Equity	$486,038,437	68.62%
Foreign Equity	155,734,254	21.99
Domestic Fixed Income	50,420,363	7.12
Short-Term and Other Net Assets	16,074,204	2.27

TOTAL	$708,267,258	100.00%

ACTIVE STOCK MASTER PORTFOLIO

Sector/Investment Type	Value	% of Net Assets

Financial	$375,454,038	24.04%
Consumer Non-Cyclical	318,152,178	20.37
Communications	182,793,408	11.70
Energy	151,430,487	9.70
Technology	148,992,057	9.54
Consumer Cyclical	132,480,617	8.48
Industrial	131,403,546	8.41
Utilities	55,893,216	3.58
Basic Materials	49,857,016	3.19
Futures Contracts	(85,302)	(0.01)
Short-Term and Other Net Assets	15,568,643	1.00

TOTAL	$1,561,939,904	100.00%

COREALPHA BOND MASTER PORTFOLIO

Sector/Investment Type	Value	% of Net Assets

Mortgage-Backed Securities	$572,275,322	52.87%
Financial	111,387,168	10.29
Asset-Backed Securities	91,099,022	8.41
Government	81,499,102	7.53
Communications	74,319,158	6.86
Consumer Non-Cyclical	29,053,728	2.68
Consumer Cyclical	28,829,520	2.67
Energy	25,007,990	2.31
Utilities	22,756,743	2.10
Industrial	17,576,820	1.63
Technology	11,302,155	1.04
Basic Materials	5,987,710	0.56
Futures Contracts	(1,776,729)	(0.16)
Swap Agreements	(236,733)	(0.02)
Securities sold short	(62,096,747)	(5.74)
Short-Term and Other Net Assets	75,483,798	6.97

TOTAL	$1,082,468,027	100.00%

S&P 500 INDEX MASTER PORTFOLIO

Sector/Investment Type	Value	% of Net Assets

Financial	$597,280,232	21.90%
Consumer Non-Cyclical	543,143,627	19.92
Communications	312,039,565	11.44
Industrial	298,291,196	10.94
Technology	285,610,981	10.47
Energy	266,085,286	9.75
Consumer Cyclical	222,771,224	8.16
Utilities	93,790,969	3.44
Basic Materials	73,130,384	2.68
Futures Contracts	(37,778)	(0.00)
Short-Term and Other Net Assets	35,343,644	1.30

TOTAL	$2,727,449,330	100.00%

These tables are not part of the financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2006

S&P 500 Index Master Portfolio

Assets
Investments, at cost:

Unaffiliated issuers	$2,551,643,735

Affiliated issuers (Note 2)	$29,683,696

Investments in securities, at value (including securities on loan (a)) (Note 1):
Unaffiliated issuers	$2,968,189,694
Affiliated issuers (Note 2)	29,683,696
Receivables:
Investment securities sold	412,304
Dividends and interest	3,900,392

Total Assets	3,002,186,086

Liabilities
Payables:
Due to broker - variation margin	134,208
Collateral for securities on loan (Note 4)	274,463,114
Investment advisory fees (Note 2)	108,068
Accrued expenses (Note 2):
Professional fees	31,298
Independent trustees’ fees	68

Total Liabilities	274,736,756

Net Assets	$2,727,449,330

(a)	Securities on loan with market value of $266,630,828. See Note 4.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2006

	LifePath Retirement Master Portfolio	LifePath 2010 Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio

Assets
Investments, at cost:

Unaffiliated issuers	$19,190,595	$108,802,706	$278,080,376	$195,951,829	$144,642,353

Affiliated issuers (Note 2)	$65,086,117	$199,975,758	$390,813,844	$301,243,703	$229,834,301

Investments, at value (including securities on loan (a)) (Note 1):
Unaffiliated issuers	$19,190,595	$108,802,706	$278,080,376	$195,951,829	$144,642,353
Affiliated issuers (Note 2)	74,264,616	236,984,726	480,092,996	372,625,192	282,139,077
Affiliated Master Portfolios	185,310,714	543,628,461	896,495,707	602,667,857	416,305,192
Receivables:
Investment securities sold	3,063,234	11,563,839	23,613,351	19,421,540	14,897,472
Dividends and interest	13,941	43,646	100,456	64,907	59,169
Contributions	1,500,000	9,200,000	21,000,000	19,000,000	14,600,000

Total Assets	283,343,100	910,223,378	1,699,382,886	1,209,731,325	872,643,263

Liabilities
Payables:
Investment securities purchased	2,400,442	10,949,784	25,717,962	22,383,457	17,355,019
Collateral for securities on loan (Note 4)	19,190,595	108,802,706	278,080,376	195,951,829	144,642,353
Investment advisory fees (Note 2)	2,464	11,463	18,428	10,212	4,433
Withdrawals	1,447,575	3,455,349	4,389,046	2,722,002	2,350,738
Accrued expenses (Note 2):
Professional fees	23,318	23,450	23,579	23,437	23,340
Independent trustees’ fees	22	78	200	139	122

Total Liabilities	23,064,416	123,242,830	308,229,591	221,091,076	164,376,005

Net Assets	$260,278,684	$786,980,548	$1,391,153,295	$988,640,249	$708,267,258

(a)	Securities on loan with market values of $18,746,590, $106,273,783, $271,543,976, $190,791,137 and $141,071,943, respectively. See Note 4.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2006

	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio

Assets
Investments, at cost:

Unaffiliated issuers	$1,504,428,565	$1,144,780,658

Affiliated issuers (Note 2)	$39,048,585	$101,631,907

Investments in securities, at value (including securities on loan (a)) (Note 1):
Unaffiliated issuers	$1,709,528,985	$1,136,638,463
Affiliated issuers (Note 2)	39,048,585	101,631,907
Deposits with brokers for securities sold short (b)	—	62,467,978
Receivables:
Investment securities sold	20,825	74,413,217
Dividends and interest	2,446,687	9,476,260

Total Assets	1,751,045,082	1,384,627,825

Liabilities
Payables:
Investment securities purchased	27,065,475	178,702,448
Due to broker - variation margin	152,324	166,813
Collateral for securities on loan (Note 4)	161,390,360	60,274,025
Open swap contracts (Note 1)	—	555,811
Securities sold short, at value (Proceeds: $— and $62,663,668) (Note 1)	—	62,096,747
Investment advisory fees (Note 2)	336,829	237,345
Administration fees (Note 2)	129,090	88,955
Accrued expenses (Note 2):
Professional fees	30,965	37,546
Independent trustees’ fees	135	108

Total Liabilities	189,105,178	302,159,798

Net Assets	$1,561,939,904	$1,082,468,027

(a)	Securities on loan with market values of $156,229,626 and $57,419,574, respectively. See Note 4.
(b)	Net of cash and interest receivable collateral of $195,690.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2006

S&P 500 Index Master Portfolio

Net Investment Income
Dividends from unaffiliated issuers	$47,597,830
Interest from unaffiliated issuers	103,843
Interest from affiliated issuers (Note 2)	1,396,726
Securities lending income	282,685

Total investment income	49,381,084

Expenses (Note 2)
Investment advisory fees	1,247,308
Professional fees	37,568
Independent trustees’ fees	10,506

Total expenses	1,295,382
Less expense reductions (Note 2)	(48,074)

Net expenses	1,247,308

Net investment income	48,133,776

Realized and Unrealized Gain (Loss)
Net realized loss from sale of investments in unaffiliated issuers (a)	(48,740,145)
Net realized gain on futures contracts	2,584,556
Net change in unrealized appreciation (depreciation) of investments	364,364,199
Net change in unrealized appreciation (depreciation) of futures contracts	339,499

Net realized and unrealized gain (loss)	318,548,109

Net increase in net assets resulting from operations	$366,681,885

(a)	Includes a net realized gain of $89,939 resulting from a partial litigation settlement relating to WorldCom Inc.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended December 31, 2006

	LifePath Retirement Master Portfolio	LifePath 2010 Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio

Net Investment Income
Dividends from affiliated issuers (Note 2)	$1,987,356	$5,962,662	$10,499,465	$7,438,759	$5,165,061
Dividends allocated from Master Portfolios	984,334	3,758,033	9,121,754	7,504,986	5,842,868
Interest from affiliated issuers (Note 2)	61,714	165,240	307,464	239,151	187,928
Interest allocated from Master Portfolios	7,187,518	18,159,757	19,895,676	7,878,479	2,399,994
Securities lending income	33,774	114,231	250,635	164,384	135,347
Expenses allocated from Master Portfolios	(638,004)	(1,838,863)	(2,907,647)	(1,845,617)	(1,196,233)

Total investment income	9,616,692	26,321,060	37,167,347	21,380,142	12,534,965

Expenses (Note 2)
Investment advisory fees	879,574	2,620,886	4,432,472	2,977,759	2,007,490
Professional fees	23,948	25,324	26,731	25,538	24,743
Independent trustees’ fees	1,054	3,100	5,249	3,460	2,315

Total expenses	904,576	2,649,310	4,464,452	3,006,757	2,034,548
Less expense reductions (Note 2)	(846,707)	(2,482,699)	(4,204,116)	(2,838,594)	(1,930,192)

Net expenses	57,869	166,611	260,336	168,163	104,356

Net investment income	9,558,823	26,154,449	36,907,011	21,211,979	12,430,609

Realized and Unrealized Gain (Loss)
Net realized gain from sale of investments in unaffiliated issuers	8,407	37,198	94,401	44,165	53,542
Net realized gain from sale of investments in affiliated issuers (Note 2)	4,078,385	12,897,554	22,231,219	15,232,518	9,954,454
Net realized gain allocated from Master Portfolios	1,782,254	8,455,773	22,625,028	18,574,986	14,505,878
Net change in unrealized appreciation (depreciation) of investments	3,453,569	15,633,636	45,379,697	40,398,784	33,060,834
Net change in unrealized appreciation (depreciation) of investments allocated from Master Portfolios	3,992,568	15,724,104	38,264,347	32,541,864	25,707,007
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	218	626	1,789	647	526

Net realized and unrealized gain	13,315,401	52,748,891	128,596,481	106,792,964	83,282,241

Net increase in net assets resulting from operations	$22,874,224	$78,903,340	$165,503,492	$128,004,943	$95,712,850

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended December 31, 2006

	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio

Net Investment Income
Dividends from unaffiliated issuers (a)	$27,211,975	$—
Interest from unaffiliated issuers	26,923	49,574,883
Interest from affiliated issuers (Note 2)	433,739	5,253,994
Securities lending income	126,320	105,595

Total investment income	27,798,957	54,934,472

Expenses
Investment advisory fees (Note 2)	3,495,374	2,515,984
Administration fees (Note 2)	1,398,149	1,006,394
Professional fees (Note 2)	34,448	40,054
Independent trustees’ fees (Note 2)	5,776	4,147
Interest expense on short sales	—	10,461

Total expenses	4,933,747	3,577,040
Less expense reductions (Note 2)	(40,224)	(44,201)

Net expenses	4,893,523	3,532,839

Net investment income	22,905,434	51,401,633

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from sale of investments in unaffiliated issuers	72,575,884	(10,034,767)
Net realized gain on futures contracts	829,891	2,946,890
Net realized loss on swap contracts	—	(374,574)
Net change in unrealized appreciation (depreciation) of investments	113,974,163	5,451,620
Net change in unrealized appreciation (depreciation) of futures contracts	24,392	(2,563,569)
Net change in unrealized appreciation (depreciation) of securities sold short	—	912,901
Net change in unrealized appreciation (depreciation) of swap contracts	—	(1,569,104)

Net realized and unrealized gain (loss)	187,404,330	(5,230,603)

Net increase in net assets resulting from operations	$210,309,764	$46,171,030

(a)	Net of foreign withholding tax of $9,476 and $—, respectively.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	S&P 500 Index Master Portfolio
	For the year ended December 31, 2006	For the year ended December 31, 2005

Increase (decrease) in net assets

Operations:
Net investment income	$48,133,776	$43,812,074
Net realized gain (loss)	(46,155,589)	7,404,269
Net change in unrealized appreciation (depreciation)	364,703,698	61,163,102

Net increase in net assets resulting from operations	366,681,885	112,379,445

Interestholder transactions:
Contributions	725,880,991	749,027,738
Withdrawals	(773,639,196)	(859,684,082)

Net decrease in net assets resulting from interestholder transactions	(47,758,205)	(110,656,344)

Increase in net assets	318,923,680	1,723,101

NET ASSETS:
Beginning of year	2,408,525,650	2,406,802,549

End of year	$2,727,449,330	$2,408,525,650

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	LifePath Retirement Master Portfolio		LifePath 2010 Master Portfolio
	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2006	For the year ended December 31, 2005

Increase (decrease) in net assets

Operations:
Net investment income	$9,558,823	$6,705,422	$26,154,449	$17,099,696
Net realized gain	5,869,046	2,065,260	21,390,525	7,302,171
Net change in unrealized appreciation (depreciation)	7,446,355	1,512,499	31,358,366	9,847,546

Net increase in net assets resulting from operations	22,874,224	10,283,181	78,903,340	34,249,413

Interestholder transactions:
Contributions	109,551,839	92,431,167	285,815,972	241,472,922
Withdrawals	(102,812,365)	(52,923,002)	(243,730,526)	(102,507,218)

Net increase in net assets resulting from interestholder transactions	6,739,474	39,508,165	42,085,446	138,965,704

Increase in net assets	29,613,698	49,791,346	120,988,786	173,215,117

NET ASSETS:
Beginning of year	230,664,986	180,873,640	665,991,762	492,776,645

End of year	$260,278,684	$230,664,986	$786,980,548	$665,991,762

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	LifePath 2020 Master Portfolio		LifePath 2030 Master Portfolio
	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2006	For the year ended December 31, 2005

Increase (decrease) in net assets

Operations:
Net investment income	$36,907,011	$22,872,338	$21,211,979	$12,176,059
Net realized gain	44,950,648	17,582,125	33,851,669	12,886,484
Net change in unrealized appreciation (depreciation)	83,645,833	27,196,604	72,941,295	22,735,523

Net increase in net assets resulting from operations	165,503,492	67,651,067	128,004,943	47,798,066

Interestholder transactions:
Contributions	517,707,844	396,332,869	406,831,899	281,688,243
Withdrawals	(357,147,662)	(124,842,737)	(222,941,128)	(85,036,609)

Net increase in net assets resulting from interestholder transactions	160,560,182	271,490,132	183,890,771	196,651,634

Increase in net assets	326,063,674	339,141,199	311,895,714	244,449,700

NET ASSETS:
Beginning of year	1,065,089,621	725,948,422	676,744,535	432,294,835

End of year	$1,391,153,295	$1,065,089,621	$988,640,249	$676,744,535

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	LifePath 2040 Master Portfolio
	For the year ended December 31, 2006	For the year ended December 31, 2005

Increase (decrease) in net assets

Operations:
Net investment income	$12,430,609	$6,526,179
Net realized gain	24,513,874	9,471,814
Net change in unrealized appreciation (depreciation)	58,768,367	16,755,738

Net increase in net assets resulting from operations	95,712,850	32,753,731

Interestholder transactions:
Contributions	356,970,096	245,110,300
Withdrawals	(180,345,261)	(76,545,321)

Net increase in net assets resulting from interestholder transactions	176,624,835	168,564,979

Increase in net assets	272,337,685	201,318,710

NET ASSETS:
Beginning of year	435,929,573	234,610,863

End of year	$708,267,258	$435,929,573

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Active Stock Master Portfolio		CoreAlpha Bond Master Portfolio
	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2006	For the year ended December 31, 2005

Increase (decrease) in net assets

Operations:
Net investment income	$22,905,434	$15,754,431	$51,401,633	$37,852,251
Net realized gain (loss)	73,405,775	49,417,857	(7,462,451)	(6,683,492)
Net change in unrealized appreciation (depreciation)	113,998,555	29,848,334	2,231,848	(13,290,033)

Net increase in net assets resulting from operations	210,309,764	95,020,622	46,171,030	17,878,726

Interestholder transactions:
Contributions	359,796,839	275,385,000	330,412,726	363,341,556
Withdrawals	(196,379,196)	(36,000,000)	(379,698,060)	(19,545,000)

Net increase (decrease) in net assets resulting from interestholder transactions	163,417,643	239,385,000	(49,285,334)	343,796,556

Increase (decrease) in net assets	373,727,407	334,405,622	(3,114,304)	361,675,282

NET ASSETS:
Beginning of year	1,188,212,497	853,806,875	1,085,582,331	723,907,049

End of year	$1,561,939,904	$1,188,212,497	$1,082,468,027	$1,085,582,331

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company organized as a Delaware statutory trust. As of December 31, 2006, MIP offered the following separate portfolios: Active Stock, Bond Index, CoreAlpha Bond, Government Money Market, LifePath Retirement, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Prime Money Market, S&P 500 Index and Treasury Money Market Master Portfolios.

These financial statements relate only to the Active Stock, CoreAlpha Bond, LifePath Retirement, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040 and S&P 500 Index Master Portfolios (each, a “Master Portfolio,” collectively, the “Master Portfolios”).

Each of the LifePath Retirement, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Master Portfolios (each, a “LifePath Master Portfolio,” collectively, the “LifePath Master Portfolios”) seeks to achieve its investment objective by investing in a combination of stock, bond and money market funds (the “Underlying Funds”) in proportions suggested by its own comprehensive investment strategy. The Underlying Funds are advised by Barclays Global Fund Advisors (“BGFA”), and include the Active Stock and CoreAlpha Bond Master Portfolios, the Barclays Global Investors Funds Institutional Money Market Fund and exchange-traded funds in the iShares® family of funds.

Under MIP’s organizational documents, the Master Portfolios’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Master Portfolios. Additionally, in the normal course of business, the Master Portfolios enter into contracts with service providers that contain general indemnification clauses. The Master Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Master Portfolios that have not yet occurred.

1. Significant accounting policies

The following significant accounting policies are consistently followed by MIP in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

The securities and other assets of each Master Portfolio are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. The investment adviser may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees of MIP (the “Board”).

The value of each LifePath Master Portfolio’s investment in each of the Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio reflects that LifePath Master Portfolio’s proportionate interest in the net assets of that Master Portfolio. As of December 31, 2006, the interests of the Active Stock and CoreAlpha Bond Master Portfolios held by each LifePath Master Portfolio were as follows:

Master Portfolio	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio
LifePath Retirement	3.30%	12.35%
LifePath 2010	12.58	32.07
LifePath 2020	32.38	36.10
LifePath 2030	28.31	14.82
LifePath 2040	23.43	4.66

Security transactions and income recognition

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at source, and interest income is accrued daily. Distributions received by the Master Portfolios may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

investment transactions are determined using the specific identification method. The Master Portfolios amortize premiums and accrete discounts on debt securities purchased, using a constant yield to maturity method.

Each LifePath Master Portfolio records daily its proportionate interest in the net investment income and realized and unrealized capital gains and losses of the Active Stock and CoreAlpha Bond Master Portfolios. In addition, each LifePath Master Portfolio accrues its own expenses.

Foreign currency translation

The accounting records of the Master Portfolios are maintained in U.S. dollars. Foreign currencies, investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Master Portfolio does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuation in the market prices of securities. Such fluctuations are reflected by the Master Portfolios as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

Federal income taxes

In general, MIP believes that each Master Portfolio has and will continue to be operated in a manner so as to qualify it as a non-publicly traded partnership for federal income tax purposes. Provided that each such Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gains (if any). However, each interestholder in such a Master Portfolio will be taxed on its distributive share of the Master Portfolio’s taxable income in determining its federal income tax liability. As a non-publicly traded partnership for federal income tax purposes, each such Master Portfolio will be deemed to have “passed through” to its interestholders any interest, dividends, gains or losses of the Master Portfolio for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the “Code”), and regulations promulgated thereunder.

It is intended that each Master Portfolio’s assets, income and distributions will be managed in such a way that an entity electing and qualifying as a “regulated investment company” under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company’s “investment company taxable income” annually).

As of December 31, 2006, the gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes for the Master Portfolios were as follows:

Master Portfolio	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
S&P 500 Index	$2,634,140,669	$642,092,425	$(278,359,704)	$363,732,721
LifePath Retirement (a)	84,336,585	9,118,626	—	9,118,626
LifePath 2010 (a)	308,897,012	36,890,420	—	36,890,420
LifePath 2020 (a)	669,054,938	89,118,434	—	89,118,434
LifePath 2030 (a)	497,290,477	71,286,544	—	71,286,544
LifePath 2040 (a)	374,513,407	52,268,023	—	52,268,023
Active Stock	1,558,564,063	200,900,818	(10,887,311)	190,013,507
CoreAlpha Bond	1,247,555,236	3,974,559	(13,259,425)	(9,284,866)

(a) Tax cost information does not include investments in the underlying Master Portfolios.

Futures contracts

The Active Stock, CoreAlpha Bond and S&P 500 Index Master Portfolios may purchase futures contracts to gain exposure to market changes, as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange-traded. Upon entering into a futures contract, a Master Portfolio is required to pledge to the broker and hold in a segregated account, an amount of cash, U.S. Government securities or other high-quality debt and equity

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Master Portfolio as receivables or payables in the accompanying Statements of Assets and Liabilities. When the contract is closed, the Master Portfolio records a “realized gain (loss) on futures contracts” in its Statement of Operations, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. The amount at risk for futures contracts may exceed the amount reflected in the financial statements.

As of December 31, 2006, the Active Stock and CoreAlpha Bond Master Portfolios have pledged to brokers U.S. Treasury Bills and U.S. Treasury Notes with face amounts of $1,700,000 and $1,103,000, respectively, for initial margin requirements on outstanding futures contracts.

When issued/TBA transactions

The CoreAlpha Bond Master Portfolio may purchase mortgage pass-through securities on a when-issued or to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Master Portfolio may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). The Master Portfolio could be exposed to possible risk if there is adverse market action, expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction. The Master Portfolio’s use of TBA rolls may cause the Master Portfolio to experience higher portfolio turnover, higher transaction costs and to allocate larger short-term capital gains to interestholders.

Repurchase agreements

Each Master Portfolio may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Master Portfolio, collateralized by securities, which are delivered to the Master Portfolio’s custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

Swap Transactions

The CoreAlpha Bond Master Portfolio may enter into swaps, including, but not limited to, interest-rate, index and credit default swaps. Swap transactions generally do not involve the delivery of securities or other underlying assets or principal. If the Master Portfolio enters into a swap transaction, cash or securities may be posted by or to the Master Portfolio as collateral in accordance with the terms of the swap agreement. If there is a default by the other party to such a transaction, the Master Portfolio will have contractual remedies pursuant to the agreements related to the transaction. Upon early termination of a swap agreement due to an event of default or termination event with respect to the Master Portfolio or other party, the risk of loss to the Master Portfolio would generally be limited to the net amount of payments that the Master Portfolio is contractually obligated to make if, after exercising in accordance with the swap agreement the rights with respect to early close-out of the swap transaction(s), it is determined that the Master Portfolio would be obligated to make a net payment with respect to the swap transaction(s). In the event the other party to the swap transaction(s) were to owe a net amount to the Master Portfolio upon an early termination of the swap agreement as described above, the Master Portfolio could be exposed to the risk of loss in the event that any collateral held by the Master Portfolio would be insufficient. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with conventional securities transactions. The Master Portfolio segregates liquid assets in connection with transactions in swaps.

Interest-rate swaps involve the exchange by the Master Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments or fixed-rate payments). Index swaps (sometimes referred to as total return swaps) involve the exchange by the Master Portfolio with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include, but are not limited to, dividends or income. In each case, the exchange of commitments can involve payments to be made in the same currency or in different currencies. Details of interest-rate swaps held by the Maser Portfolio as of December 31, 2006 are included in its Schedule of Investments.

A credit default swap is a contract between two parties which transfers the credit risk of an entity (the “reference entity”) for a defined period whereby if there is a Credit Event then the seller of protection pays a predetermined amount to the buyer of protection. A “Credit Event” is commonly defined as the reference entity’s (a) failing to pay principal or interest on time, (b) restructuring its debt, (c) accelerating its debt, or (d) entering bankruptcy. The buyer of credit protection pays a premium to the seller of credit protection until the earlier of a Credit Event or the scheduled termination date of the credit default swap. Credit default swaps can be used to implement BGFA’s view that a particular credit, or group of credits, will experience credit improvement. In the case of expected credit improvement, the Master Portfolio may sell credit default

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

protection in which it receives a premium to take on the risk. In such an instance, the obligation of the Master Portfolio to make payments upon the occurrence of a Credit Event creates leveraged exposure to the credit risk of the referenced entity. The Master Portfolio may also buy credit default protection with respect to a reference entity if, in the judgment of BGFA, there is a high likelihood of credit deterioration. In such instance, the Master Portfolio will pay a premium regardless of whether there is a Credit Event. The credit default swap market in high yield securities is comparatively new and rapidly evolving compared to the credit default swap market for more seasoned and liquid investment grade securities creating the risk that the newer markets will be less liquid and it may be difficult to exit or enter into a particular transaction. In the event of counterparty default, The Master Portfolio would have rights solely against the counterparty and will have no recourse against the reference entity as a result of the counterparty default. Details of credit default swaps held by the Master Portfolio as of December 31, 2006 are included in its Schedule of Investments.

In a cash-settled credit default swap where the Master Portfolio is buying protection, the Master Portfolio makes a stream of fixed payments to the counterparty in exchange for the right to receive compensation for the loss in market value of the designated obligation that is being hedged, in the event the reference entity experiences a Credit Event. In a cash-settled credit default swap where the Master Portfolio is selling protection, the Master Portfolio would be compensated for assuming the transfer of credit risk from the counterparty by receiving the fixed premium over the life of the transaction. Alternatively, if the transaction were to be physically settled, the counterparty, as seller of protection, would agree that if a specified Credit Event occurs, it would take delivery of an obligation specified by the Master Portfolio and pay to the Master Portfolio an amount equal to the notional amount of the transaction. In exchange for this risk protection, the Master Portfolio would pay the counterparty a fixed premium over the specified life of the credit default swap. In instances where the Master Portfolio sells protection, the Master Portfolio would be compensated for assuming the transfer of credit risk from the counterparty by receiving a fixed premium over the life of the credit default swap. The Master Portfolio would be required to compensate the counterparty for the loss in market value of the designated obligation if the reference entity suffered a Credit Event and the credit default swap were to be cash settled. In the event that the transaction were to be physically settled on the occurrence of a specified Credit Event with respect to the reference entity, the Master Portfolio would be required to take physical delivery of an obligation specified at the time of the occurrence of the relevant Credit Event and would pay to the counterparty an amount equal to the notional amount of the transaction. As of December 31, 2006, the Master Portfolio did not hold any cash-settled credit default swap contracts.

The Master Portfolio may also write (sell) and purchase put and call options on swaps. An option on a swap (commonly referred to as a “swaption”) is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap transaction at some designated future time on specified terms as described in the swaption. Depending on the terms of the particular swaption, the Master Portfolio may incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Master Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid if it decides to let the swaption expire unexercised. When the Master Portfolio writes a swaption, upon exercise of the swaption, the Master Portfolio becomes obligated according to the terms of the underlying agreement. Details of swaptions held by the Master Portfolio as of December 31, 2006 are included in its Schedule of Investments.

Short sales

The CoreAlpha Bond Master Portfolio may make short sales of securities as part of its overall portfolio management strategies or to offset potential declines in long positions in similar securities. A short sale involves the sale of securities, with the ultimate obligation to deliver these securities. To make delivery to the buyer of the securities, the seller purchases or borrows the securities to offset the short obligation. When making a short sale, the Master Portfolio must cover its position. Short sales expose the Master Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the securities sold short at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Master Portfolio. The successful use of short selling may be adversely affected by an imperfect correlation between movements in the price of the security sold short and the securities being hedged. The amount at risk for short sales may exceed the amount reflected in the financial statements. Details of short sales held by the Master Portfolio as of December 31, 2006 are included in its Schedule of Investments.

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

2. Agreements and other transactions with affiliates

Pursuant to an Investment Advisory Contract with each Master Portfolio, BGFA provides investment advisory services to each Master Portfolio. BGFA is a California corporation indirectly owned by Barclays Bank PLC.

For its investment advisory services to the following Master Portfolios, BGFA is entitled to receive an annual investment advisory fee based on the average daily net assets for each Master Portfolio as follows:

Master Portfolio	Investment Advisory Fee
S&P 500 Index	0.05%
LifePath Retirement	0.35%
LifePath 2010	0.35%
LifePath 2020	0.35%
LifePath 2030	0.35%
LifePath 2040	0.35%
Active Stock	0.25%
CoreAlpha Bond	0.25%

Beginning May 1, 2006, BGFA has contractually agreed to waive investment advisory fees charged to the LifePath Master Portfolios in an amount equal to investment advisory fees and administration fees, if any, charged to the Underlying Funds through April 30, 2007. Prior to May 1, 2006, such waiver was voluntary.

The fees and expenses of the Master Portfolios’ trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (the “independent expenses”) are paid directly by the Master Portfolios. For those Master Portfolios that do not pay an administration fee to Barclays Global Investors, N.A. (“BGI”), BGFA has voluntarily agreed to cap the expenses of the Master Portfolios at the rate at which those Master Portfolios pay an advisory fee to BGFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolios in an amount equal to the independent expenses.

For the year ended December 31, 2006, BGFA waived and/or credited investment advisory fees as follows:

Master Portfolio	Investment Advisory Fees Waived/Credited
S&P 500 Index	$48,074
LifePath Retirement	846,707
LifePath 2010	2,482,699
LifePath 2020	4,204,116
LifePath 2030	2,838,594
LifePath 2040	1,930,192

MIP has entered into an administration services arrangement with BGI, which has agreed to provide general administration services, such as managing and coordinating third-party service relationships (e.g., the Master Portfolios’ custodian, financial printer, legal counsel and independent registered public accounting firm), to the Master Portfolios. BGI may delegate certain of its administration duties to sub-administrators.

BGI is not entitled to compensation for providing administration services to the S&P 500 Index and LifePath Master Portfolios, for so long as BGI is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the S&P 500 Index and LifePath Master Portfolios, or BGI (or an affiliate) receives investment advisory fees from the S&P 500 Index and LifePath Master Portfolios.

BGI is entitled to receive a monthly fee for administration services from each of the Active Stock and CoreAlpha Bond Master Portfolios at an annual rate of 0.10% of their respective average daily net assets. BGI has agreed to bear all costs of each of these Master Portfolios, excluding, generally, investment advisory fees, administration fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by each Master Portfolio. With respect to the independent expenses

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

discussed above, BGI has voluntarily agreed to provide an offsetting credit against the administration fees paid by these Master Portfolios in an amount equal to the independent expenses. For the year ended December 31, 2006, BGI credited administration fees of $40,224 and $44,201 for the Active Stock and CoreAlpha Bond Master Portfolios, respectively.

Investors Bank & Trust Company (“IBT”) serves as the custodian and sub-administrator of the Master Portfolios. IBT will not be entitled to receive fees for its custodial services, so long as it is entitled to receive a separate fee from BGI for its services as sub-administrator of the Master Portfolios.

SEI Investments Distribution Company (“SEI”) is the sponsor and placement agent for the Master Portfolios. SEI does not receive any fee from the Master Portfolios for acting as placement agent.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), BGI serves as securities lending agent for MIP. BGI is an affiliate of BGFA, the Master Portfolios’ investment adviser. As securities lending agent, BGI receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended December 31, 2006, BGI earned securities lending agent fees as follows:

Master Portfolio	Securities Lending Agent Fees
S&P 500 Index	$282,685
LifePath Retirement	33,774
LifePath 2010	114,231
LifePath 2020	250,635
LifePath 2030	164,384
LifePath 2040	135,347
Active Stock	126,320
CoreAlpha Bond	105,595

Cross trades for the year ended December 31, 2006, if any, were executed by the Master Portfolios pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BGFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter, for compliance with the requirements and restrictions set forth by Rule 17a-7.

The Master Portfolios may invest in the shares of exchange-traded funds (“ETFs”), including shares of ETFs of which BGI is an affiliate, to obtain exposure to the bond and stock markets while maintaining flexibility to meet the liquidity needs of the Master Portfolios.

Each Master Portfolio may invest in the Institutional Shares of certain money market funds managed by BGFA, the Master Portfolios’ investment adviser, including the Government Money Market Fund (“GMMF”), Institutional Money Market Fund (“IMMF”), Prime Money Market Fund (“PMMF”) and Treasury Money Market Fund (“TMMF”) of Barclays Global Investors Funds. The GMMF, IMMF, PMMF and TMMF are feeder funds in a master/feeder fund structure that invest substantially all of their assets in the Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (collectively, the “Money Market Master Portfolios”), respectively, which are also managed by BGFA. While the GMMF, IMMF, PMMF and TMMF do not directly charge an investment advisory fee, the Money Market Master Portfolios in which they invest do charge an investment advisory fee. Income distributions from the GMMF, IMMF, PMMF and TMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Master Portfolios from temporary cash investments are recorded as interest from affiliated issuers in the accompanying Statements of Operations. Income distributions earned by the Master Portfolios from the investment of securities lending collateral are included in securities lending income in the accompanying Statements of Operations.

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

The following table provides information about the direct investment by each Master Portfolio (exclusive of investments of securities lending collateral) in issuers of which BGFA is an affiliate, other than the Active Stock and CoreAlpha Bond Master Portfolios, for the year ended December 31, 2006, including income earned from these affiliated issuers and net realized capital gains (losses) from sales of these affiliated issuers.

Master Portfolio and Name of Affiliated Issuer	Number of Shares Held Beginning of Year (in 000s)	Gross Additions (in 000s)	Gross Reductions (in 000s)	Number of Shares Held End of Year (in 000s)	Value at End of Year	Dividend and Interest Income	Net Realized Gain (Loss)

S&P 500 Index
IMMF	19,125	7,100,132	7,089,573	29,684	$29,683,696	$1,396,726	$—

LifePath Retirement
IMMF	1,923	312,871	313,275	1,519	1,519,285	61,714	—
iShares Cohen & Steers Realty Majors Index Fund	—	81	11	70	6,986,219	157,963	185,663
iShares Lehman TIPS Bond Fund	—	286	21	265	26,182,395	1,102,080	(73,310)
iShares MSCI EAFE Index Fund	348	149	155	342	25,107,138	580,279	2,861,917
iShares S&P MidCap 400 Index Fund	126	46	53	119	9,551,740	104,364	732,162
iShares S&P SmallCap 600 Index Fund	84	29	38	75	4,917,839	33,945	296,010
iShares S&P 500 Index Fund	—	44	44	—	—	8,725	75,943

LifePath 2010
IMMF	4,736	831,082	831,519	4,299	4,299,324	165,240	—
iShares Cohen & Steers Realty Majors Index Fund	—	315	72	243	24,434,294	574,419	1,029,448
iShares Lehman TIPS Bond Fund	—	727	34	693	68,503,474	2,714,326	(118,548)
iShares MSCI EAFE Index Fund	1,309	395	470	1,234	90,346,963	2,152,848	8,643,085
iShares S&P MidCap 400 Index Fund	420	131	143	408	32,709,490	368,478	2,117,972
iShares S&P SmallCap 600 Index Fund	267	90	104	253	16,691,181	121,837	844,531
iShares S&P 500 Index Fund	—	209	209	—	—	30,754	381,066

LifePath 2020
IMMF	7,669	1,563,672	1,562,346	8,995	8,994,702	307,464	—
iShares Cohen & Steers Realty Majors Index Fund	—	715	140	575	57,710,270	1,304,681	1,574,411
iShares Lehman TIPS Bond Fund	—	789	38	751	74,178,941	2,796,126	(153,072)

LifePath 2020
iShares MSCI EAFE Index Fund	2,882	1,022	882	3,022	221,247,263	5,199,920	14,947,080
iShares S&P MidCap 400 Index Fund	815	422	269	968	77,612,828	827,583	3,755,114
iShares S&P SmallCap 600 Index Fund	525	274	188	611	40,348,992	272,682	1,333,829
iShares S&P 500 Index Fund	—	670	670	—	—	98,473	773,857

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

Master Portfolio and Name of Affiliated Issuer	Number of Shares Held Beginning of Year (in 000s)	Gross Additions (in 000s)	Gross Reductions (in 000s)	Number of Shares Held End of Year (in 000s)	Value at End of Year	Dividend and Interest Income	Net Realized Gain (Loss)

LifePath 2030
IMMF	6,725	1,239,096	1,238,365	7,456	$7,455,939	$239,151	$—
iShares Cohen & Steers Realty Majors Index Fund	—	580	95	485	48,694,260	1,053,512	812,812
iShares Lehman TIPS Bond Fund	—	301	23	278	27,467,289	980,517	(94,801)
iShares MSCI EAFE Index Fund	2,206	1,025	635	2,596	190,063,744	4,398,837	10,333,559
iShares S&P MidCap 400 Index Fund	596	397	182	811	65,064,496	664,023	2,507,374
iShares S&P SmallCap 600 Index Fund	379	277	143	513	33,879,464	217,025	884,318
iShares S&P 500 Index Fund	—	848	848	—	—	124,845	789,256

LifePath 2040
IMMF	4,479	984,002	982,230	6,251	6,251,215	187,928	—
iShares Cohen & Steers Realty Majors Index Fund	—	502	109	393	39,420,976	821,430	271,614
iShares Lehman Aggregate Bond Fund	—	9	9	—	—	3,292	(10,120)
iShares MSCI EAFE Index Fund	1,469	1,067	409	2,127	155,734,254	3,548,623	6,505,113
iShares S&P MidCap 400 Index Fund	438	365	146	657	52,661,806	513,251	2,123,614
iShares S&P SmallCap 600 Index Fund	277	255	107	425	28,070,826	169,955	499,221
iShares S&P 500 Index Fund	—	818	818	—	—	108,510	565,012

Active Stock
IMMF	5,678	2,139,261	2,105,890	39,049	39,048,585	433,739	—

CoreAlpha Bond
IMMF	79,553	25,908,995	25,886,916	101,632	101,631,907	5,253,994	—

Certain officers and trustees of MIP are also officers of BGI and/or BGFA. As of December 31, 2006, these officers of BGI and/or BGFA collectively owned less than 1% of MIP’s outstanding beneficial interests.

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

3. Investment portfolio transactions

Investment transactions (excluding short-term investments and investments in any underlying Master Portfolios) for the Master Portfolios for the year ended December 31, 2006 were as follows:

	U.S. Government Obligations		Other Securities

Master Portfolio	Purchases	Sales	Purchases	Sales
S&P 500 Index	$—	$—	$343,775,190	$354,079,273
LifePath Retirement	—	—	56,584,376	26,194,736
LifePath 2010	—	—	167,569,452	87,399,591
LifePath 2020	—	—	341,059,807	198,901,011
LifePath 2030	—	—	302,923,390	190,042,218
LifePath 2040	—	—	262,477,284	164,968,100
Active Stock	—	—	1,050,327,283	902,368,684
CoreAlpha Bond	2,523,923,263	2,683,603,106	538,680,430	407,055,755

4. Portfolio securities loaned

Each Master Portfolio may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Master Portfolio is required to have a value of at least 102% of the market value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan plus accrued interest, if any. The risks to the Master Portfolios of securities lending are that the borrower may not provide additional collateral when required or may not return the securities when due.

As of December 31, 2006, the Master Portfolios had loaned securities which were collateralized by cash. Pursuant to an exemptive order issued by the SEC, the cash collateral received was invested in a joint account with other investment funds managed by BGFA. The joint account invests in securities with remaining maturities of 397 days or less, repurchase agreements and money market mutual funds, including money market funds managed by BGFA. Repurchase agreements held in the joint account are fully collateralized by U.S. Government securities or non-U.S. Government debt securities. Income from the joint account is allocated daily to each Master Portfolio, based on each Master Portfolio’s portion of the total cash collateral received. The market value of the securities on loan as of December 31, 2006 and the value of the related collateral are disclosed in the Master Portfolios’ Statements of Assets and Liabilities. Securities lending income, which is disclosed in the Master Portfolios’ Statements of Operations, is presented net of rebates paid to, or fees paid by, borrowers.

5. Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109.” FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes.” This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The SEC staff has stated that it would not object if a fund does not implement FIN 48 in its NAV calculation until the date of the fund’s last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. MIP is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. MIP is currently evaluating the impact the adoption of FAS 157 will have on the Master Portfolios’ financial statement disclosures.

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

6. Financial highlights

Financial highlights for each of the Master Portfolios were as follows:

Master Portfolio	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
S&P 500 Index
Ratio of expenses to average net assets	0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of expenses to average net assets prior to expense reductions	0.05%	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets	1.93%	1.84%	1.91%	1.74%	1.57%
Portfolio turnover rate (a)	14%	10%	14%	8%	12%
Total return	15.75%	4.87%	10.82%	28.52%	(22.05)%

(a) Portfolio turnover rates include in-kind transactions, if any.

Master Portfolio	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004 (a)		Year Ended December 31, 2003	Period Ended December 31, 2002 (b)		Year Ended February 28, 2002
LifePath Retirement
Ratio of expenses to average net assets (c) (d)	0.28%	0.31%	0.31%		0.35%	0.35%		0.46%
Ratio of expenses to average net assets prior to expense reductions (c) (e)	0.61%	0.65%	0.60%		n/a	n/a		n/a
Ratio of net investment income to average net assets (c) (d)	3.80%	3.24%	2.46%		2.27%	2.98%		3.73%
Portfolio turnover rate (f)	10%	11%	138	%(g)	29%	56%		116%
Total return	9.30%	4.82%	6.85%		12.45%	(1.36	)%(h)	2.68%
LifePath 2010
Ratio of expenses to average net assets (c) (d)	0.27%	0.30%	0.30%		0.35%	0.35%		0.46%
Ratio of expenses to average net assets prior to expense reductions (c) (e)	0.60%	0.64%	0.59%		n/a	n/a		n/a
Ratio of net investment income to average net assets (c) (d)	3.49%	2.96%	2.32%		2.12%	2.49%		3.11%
Portfolio turnover rate (f)	12%	12%	130	%(g)	23%	72%		86%
Total return	10.65%	5.70%	7.88%		16.16%	(6.43	)%(h)	(0.70)%
LifePath 2020
Ratio of expenses to average net assets (c) (d)	0.25%	0.28%	0.29%		0.35%	0.35%		0.44%
Ratio of expenses to average net assets prior to expense reductions (c) (e)	0.58%	0.62%	0.57%		n/a	n/a		n/a
Ratio of net investment income to average net assets (c) (d)	2.91%	2.53%	2.05%		2.04%	2.14%		2.23%

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

Master Portfolio	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004 (a)		Year Ended December 31, 2003	Period Ended December 31, 2002 (b)		Year Ended February 28, 2002
LifePath 2020
Portfolio turnover rate (f)	16%	17%	140	%(g)	23%	67%		86%
Total return	13.51%	7.04%	9.77%		21.11%	(10.18	)%(h)	(4.99)%
LifePath 2030
Ratio of expenses to average net assets (c) (d)	0.24%	0.26%	0.28%		0.35%	0.35%		0.46%
Ratio of expenses to average net assets prior to expense reductions (c) (e)	0.57%	0.60%	0.56%		n/a	n/a		n/a
Ratio of net investment income to average net assets (c) (d)	2.49%	2.22%	1.93%		1.98%	1.81%		1.74%
Portfolio turnover rate (f)	22%	24%	138	%(g)	32%	68%		53%
Total return	15.62%	8.13%	11.28%		24.36%	(13.05	)%(h)	(7.82)%
LifePath 2040
Ratio of expenses to average net assets (c) (d)	0.23%	0.26%	0.28%		0.35%	0.35%		0.49%
Ratio of expenses to average net assets prior to expense reductions (c) (e)	0.56%	0.59%	0.56%		n/a	n/a		n/a
Ratio of net investment income to average net assets (c) (d)	2.17%	1.96%	1.74%		1.86%	1.57%		1.13%
Portfolio turnover rate (f)	29%	38%	147	%(g)	29%	62%		15%
Total return	17.47%	8.74%	11.93%		28.14%	(15.63	)%(h)	(10.48)%
Active Stock
Ratio of expenses to average net assets (c)	0.35%	0.35%	0.35%		n/a	n/a		n/a
Ratio of expenses to average net assets prior to expense reductions (c)	0.35%	n/a	n/a		n/a	n/a		n/a
Ratio of net investment income to average net assets (c)	1.64%	1.50%	1.57%		n/a	n/a		n/a
Portfolio turnover rate (f)	65%	54%	70%		n/a	n/a		n/a
Total return	15.65%	8.79%	10.40	%(h)	n/a	n/a		n/a
CoreAlpha Bond
Ratio of expenses to average net assets (c)	0.35%	0.35%	0.35%		n/a	n/a		n/a
Ratio of expenses to average net assets prior to expense reductions (c)	0.36%	n/a	n/a		n/a	n/a		n/a
Ratio of net investment income to average net assets (c)	5.11%	4.19%	3.08%		n/a	n/a		n/a
Portfolio turnover rate (f)	301%	270%	313%		n/a	n/a		n/a
Total return	4.36%	1.98%	1.30	%(h)	n/a	n/a		n/a

(a)    For the period from March 15, 2004 (commencement of operations) to December 31, 2004 for the Active Stock and CoreAlpha Bond Master Portfolios.

(b)    For the ten months ended December 31, 2002. The LifePath Master Portfolios changed their fiscal year-end from February 28 to December 31.

(c)    Annualized for periods of less than one year.

(d)    After March 15, 2004, the date the LifePath Master Portfolio converted to a fund-of-funds structure, the expense ratio includes the LifePath Master Portfolio’s pro rata portion of the advisory and administration fees of the Active Stock and CoreAlpha Bond Master Portfolios. The ratio also reflects BGFA’s waiver of these pro rata advisory and administration fees of the Active Stock and CoreAlpha Bond Master Portfolios and the waiver of the advisory and administration fess of the Underlying Funds. (See Note 2 above)

(e)    After March 15, 2004, the date the LifePath Master Portfolio converted to a fund-of-funds structure, the expense ratio includes the LifePath Master Portfolio’s pro rata portion of the advisory and administration fees of the Active Stock and CoreAlpha Bond Master Portfolios.

(f)    Portfolio turnover rates include in-kind transactions, if any.

(g)    Portfolio turnover rate reflects the restructure of the LifePath Master Portfolio to a fund-of-funds structure.

(h)    Not annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Interestholders and

Board of Trustees of Master Investment Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the S&P 500 Index Master Portfolio, LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio, Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, each a portfolio of Master Investment Portfolio (collectively, the “Master Portfolios”), at December 31, 2006, and the results of each of their operations for the year then ended, the changes in each of their net assets and their financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits or these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 22, 2007

MASTER INVESTMENT PORTFOLIO

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Master Portfolios. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each Officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

Master Investment Portfolio (“MIP”), Barclays Global Investors Funds (“BGIF”), iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Lee T. Kranefuss, an interested Trustee of MIP, also serves as a Trustee for BGIF and iShares Trust and as a Director of iShares, Inc., and oversees 149 portfolios within the fund complex. Each other Trustee of MIP also serves as a Trustee of BGIF and oversees 24 portfolios within the fund complex. The address for each Trustee and Officer, unless otherwise noted in the tables below, is c/o Barclays Global Investors, N.A., 45 Fremont Street, San Francisco, California 94105.

MIP’s Independent Trustees have designated Leo Soong as its Lead Independent Trustee. Additional information about the Master Portfolios’ Trustees and Officers may be found in Part B of the Master Portfolios’ Registration Statement, which are available without charge, upon request, by calling toll-free 1-877-244-1544.

Interested Trustees and Officers

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past Five Years	Other Directorships Held
*Lee T. Kranefuss, 1961	Trustee (since 2001), President and Chief Executive Officer (since 2002).	Chief Executive Officer (since 2005) of Global Index and Markets Group of BGI; Chief Executive Officer (since 2003) of the Intermediary Investor and Exchange Traded Products Business of BGI; Director (since 2005) of Barclays Global Fund Advisors; Director, President and Chief Executive Officer (since 2005) of Barclays Global Investors International, Inc.; Director, Chairman and Chief Executive Officer (since 2005) of Barclays Global Investors Services; Chief Executive Officer (1999-2003) of the Individual Investor Business of BGI.	Director (since 2003) of BGI Cayman Prime Money Market Fund, Ltd.; Trustee (since 2001) of BGIF; Trustee (since 2003) of iShares Trust; Director (since 2003) of iShares, Inc.

Michael A. Latham, 1965	Secretary, Treasurer and Chief Financial Officer (since 2003).	Chief Operating Officer (since 2003) of the Intermediary Investor and Exchange Traded Products Business of BGI; Director and Chief Financial Officer (since 2005) of Barclays Global Investors International, Inc.; Director (2000-2003) of Mutual Fund Delivery in the U.S. Individual Investor Business of BGI.	None.

*Lee T. Kranefuss is deemed to be an “interested person” (as defined in the 1940 Act) of MIP due to his affiliations with BGFA, the investment adviser of the Master Portfolios and the Underlying Funds, BGI, the parent company of BGFA and the administrator of the Master Portfolios, and Barclays Global Investors Services, an affiliate of BGFA and BGI.

Independent Trustees

Name, Year of Birth	Position(s), Length of Service	Principal Occupation(s) During Past Five Years	Other Directorships Held
Mary G. F. Bitterman, 1944	Trustee (since 2001).	President (since 2004) and Director (since 2002) of the Bernard Osher Foundation; Director (2003-2004) of Osher Lifelong Learning Institutes; President and Chief Executive Officer (2002-2003) of The James Irvine Foundation; President and Chief Executive Officer (1993-2002) of KQED, Inc.	Trustee (since 2001) of BGIF; Director (since 1984) and Lead Independent Director (since 2000) of Bank of Hawaii; Director (since 2002) and Chairman of the Board (since 2005) of PBS (Public Broadcasting Service); Advisory Committee Member (since 1999) of Stanford Institute for Economic Policy Research; Director (since 1998) of Commonwealth Club of California; Advisory Committee Member (since 1992) of Pacific Forum/CSIS.

A. John Gambs, 1945	Trustee (since 2006).	Retired.	Trustee (since 2006) of BGIF; Governor (since 2001) and Vice President (since 2002) of San Francisco Symphony; Trustee (1995-2005) of Marin Country Day School; Trustee (2000-2004) of Marin Academy; President and Director (since 1997) of the Gambs Family Foundation.

Wendy Paskin-Jordan, 1956,	Trustee (since 2006).	Managing Partner (since 1999) of Paskin & Kahr Capital Management; Registered Representative (since 2005) ThinkEquity Partners (broker-dealer); Registered Representative (1999-2005) ePlanning Securities, Inc. (broker-dealer).	Trustee (since 2006) of BGIF; Director (since 2001) of California State Automobile Association; Director (since 2001) of Maier Siebel Baber; Trustee (since 2005) of World Affairs Council of Northern California.

Leo Soong, 1946	Trustee (since 2000) and Lead Trustee (since 2006).	President (since 2002) of Trinity Products LLC; Managing Director (since 1989) of CG Roxane LLC (water company); Co-Founder (President through 1999) of Crystal Geyser Water Co.	Trustee (since 2000) of BGIF; Vice Chairman (since 2005) of the California Pacific Medical Center; Director (since 1990) of the California State Automobile Association; Director (since 2002) of the American Automobile Association; Director (since 2001) of Flash Electronics.

P.O. Box 219548
Kansas City, MO 64121-9548

FORWARDING SERVICE REQUESTED

U.S. Postage
PAID
Chicago, IL
Permit No.
6065

PRESORTED
STANDARD

Not FDIC Insured	• May Lose Value • No Bank Guarantee

There is no assurance that the Funds will achieve their investment objectives. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. State Farm Mutual Funds are not insurance products.

State Farm VP Management Corp.
(Underwriter and Distributor of Securities Products)
One State Farm Plaza
Bloomington, Illinois 61710-0001
1-800-447-4930
statefarm.com®

2-2007
120-6345 a.6-CH
Printed in U.S.A.

Pursuant to Securities and Exchange Commission Staff guidance contained in Letter to Chief Financial Officers from Lawrence A. Friend, dated November 7, 1997, “Investment Co. Accounting Guidance,” the foregoing State Farm Mutual Fund Trust annual report included as Item 1 on this Form N-CSR and sent to shareholders of registrant, includes the financial statements and notes to financial statements of eight series of Master Investment Portfolio (MIP). MIP is unaffiliated with registrant and neither registrant nor the certifying officers to this Form N-CSR, have any control over the preparation or content of the information included in MIP’s financial statements and notes to financial statements included herein.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-800-447-4930.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw and Anita Nagler, members of the registrant’s Committee of Independent Trustees, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in Instruction 2(d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Committee of Independent Trustees and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Committee of Independent Trustees or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Billed to registrant for fiscal year ending December 31, 2006:     $ 365,714

Billed to registrant for fiscal year ending December 31, 2005:     $ 330,355

The audit fees for December 31, 2006 are based on amounts billed and expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b)	Audit-Related Fees

Billed to registrant for fiscal year ending December 31, 2006:     $ 0

Billed to registrant for fiscal year ending December 31, 2005:     $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2006:     $ 0

Billed for fiscal year ending December 31, 2005:     $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(c)	Tax Fees

Billed to registrant for fiscal year ending December 31, 2006:    $ 60,750

Billed to registrant for fiscal year ending December 31, 2005:    $ 55,200

The nature of the services comprising the fees disclosed under this category:

Includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. Also includes fees for reviewing the registrant’s tax returns (federal, state, and excise).

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2006:    $11,000

Billed for fiscal year ending December 31, 2005:    $ 0

The nature of the services comprising the fees disclosed under this category:

The fees approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X for December 31, 2006, are based on amounts expected to be billed to registrant’s dividend disbursing agent, State Farm Investment Management Corp., by the registrant’s independent registered public accountant. These fees relate to additional review related to registrant’s compliance with distribution requirements to maintain registrant’s status as a Registered Investment Company under current provisions of the Internal Revenue Code and the presentation of a federal tax issue to the Internal Revenue Service on behalf of the registrant by the registrant’s independent registered public accountant.

(d)	All Other Fees

Billed to registrant for fiscal year ending December 31, 2006:     $ 0

Billed to registrant for fiscal year ending December 31, 2005:     $ 0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2006:     $ 24,303

Billed for fiscal year ending December 31, 2005:     $ 0

The nature of the services comprising the fees disclosed under this category:

The fees approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X for December 31, 2006, are based on amounts expected to be billed to registrant’s transfer agent, State Farm Investment Management Corp., by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant’s transfer agent for that time period. These fees relate to the performance of an internal control review of the internal controls of the registrant’s transfer agent and issuance of a report in accordance with Rule 17Ad-13 under the Securities Exchange Act of 1934 by the registrant’s independent registered public accountant.

(e)(1)	The Committee of Independent Trustees’ pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Committee of Independent Trustees (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

- the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

- the independent registered public accountants shall report directly to the Committee.

b.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2006:	not applicable	0%	not applicable
Fiscal year ending December 31, 2005:	not applicable	0%	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2006:	not applicable	100%	100%
Fiscal year ending December 31, 2005:	not applicable	not applicable	not applicable

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending December 31, 2006:	$60,750
Fiscal year ending December 31, 2005:	$55,200

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending December 31, 2006:	$0
Fiscal year ending December 31, 2005:	$0

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending December 31, 2006:	$35,303
Fiscal year ending December 31, 2005:	$0

The non-audit fees of $35,303 for December 31, 2006, are based on amounts expected to be billed to registrant’s dividend disbursing agent and transfer agent, State Farm Investment Management Corp., by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant’s transfer agent for that time period.

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The information required by this Item 6 is included as part of the report to shareholders under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Mutual Fund Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Mutual Fund Trust

BY	/s/ Edward B. Rust, Jr.
Edward B. Rust, Jr.
President

Date March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

BY	/s/ Edward B. Rust, Jr.
Edward B. Rust, Jr.
President

Date March 9, 2007

BY	/s/ Michael L. Tipsord
Michael L. Tipsord
Senior Vice President and Treasurer

Date March 9, 2007